UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2019 through June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Access Funds

June 30, 2020

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganaccessfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	3.54%
Bloomberg Barclays Global Aggregate Index – Hedged USD	6.07%
MSCI World Index (net of foreign withholding taxes)	2.84%
Access Balanced Composite Benchmark	4.65%

Net Assets as of 6/30/2020	$472,005,273

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed the Bloomberg Barclays Global Aggregate Index – Hedged USD, its broad-based fixed income benchmark, and outperformed the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, for the twelve months ended June 30, 2020.

The Fund’s allocation to equity, which underperformed fixed income markets during the reporting period, drove its underperformance relative to the Bloomberg Barclays Global Aggregate Index – Hedged USD, an all-fixed-income index. The Fund’s allocation to fixed income drove its outperformance relative to the MSCI World Index, an all-equity index.

During the reporting period, the Fund’s Class I Shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (55%), Bloomberg Barclays Global Aggregate Index – Hedged USD (40%) and HFRX Global Hedge Fund Index (5%).

The Fund’s allocations to alternative strategies and extended credit, and its manager selection in U.S. equity were leading detractors from performance relative to the composite benchmark, while the Fund’s allocation to core U.S. fixed income and its underweight allocation to non-U.S. developed markets equity were leading contributors to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and exchange-traded funds.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The Fund’s portfolio managers employed an overweight position in developed markets equity, focused in the U.S., and favored an underweight position in core bonds for the first half of the reporting period, given low yields and what they believed were more favorable opportunities in equity markets. In March 2020, the portfolio managers repositioned the Fund to an underweight allocation to equity and an overweight allocation to fixed income as the COVID-19 pandemic worsened.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	iShares Core S&P 500 ETF	19.1%
2.	SPDR S&P 500 ETF Trust	18.2
3.	Vanguard Total International Bond ETF	14.6
4.	JPMorgan Core Bond Fund, Class R6 Shares	13.0
5.	JPMorgan High Yield Fund, Class R6 Shares	5.9
6.	JPMorgan BetaBuilders Europe ETF	4.6
7.	iShares MSCI EAFE ETF	2.9
8.	iShares 20+ Year Treasury Bond ETF	2.1
9.	JPMorgan Corporate Bond Fund, Class R6 Shares	2.1
10.	Lord Abbett Short Duration Income Fund, Class F3	2.0

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	41.7%
U.S. Equity	38.3
International Equity	14.7
Alternative Assets	4.1
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

4	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge*		(1.36)%	3.44%	4.78%
Without Sales Charge		3.30	4.39	5.27
CLASS C SHARES	January 4, 2010
With CDSC**		1.81	3.89	4.75
Without CDSC		2.81	3.89	4.75
CLASS I SHARES	September 30, 2009	3.54	4.68	5.54

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Balanced Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD, the Access Balanced Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index — Hedged USD (40%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg Barclays Global Aggregate Index (35%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (50%), Bloomberg Barclays U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (15%). From the inception date of September 30, 2009 to June 30, 2011, the Access Balanced Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (55%), Bloomberg

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.44%
MSCI World Index (net of foreign withholding taxes)	2.84%
Bloomberg Barclays Global Aggregate Index – Hedged USD	6.07%
Access Growth Composite Benchmark	3.86%

Net Assets as of 6/30/2020	$444,673,002

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity asset classes, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Class I Shares underperformed both the MSCI World Index (net of foreign withholding taxes), its broad-based equity benchmark, and the Bloomberg Barclays Global Aggregate Index – Hedged USD, its broad-based fixed income benchmark, for the twelve months ended June 30, 2020.

The Fund’s manager selection within U.S. equity drove its underperformance relative to the MSCI World Index, which is an all-equity index. The Fund’s allocation to equity, which underperformed fixed income markets during the reporting period, led to underperformance relative to the Bloomberg Barclays Global Aggregate Index – Hedged USD, which is an all-fixed income index.

For the reporting period, the Fund’s Class I Shares underperformed the Fund’s composite benchmark, which consists of the MSCI World Index (75%), Bloomberg Barclays Global Aggregate Index – Hedged USD (20%), and HFRX Global Hedge Fund Index (5%).

The Fund’s allocations to extended credit and alternative strategies, and its manager selection in U.S. equity were leading detractors from performance relative to the composite benchmark. The Fund’s underweight position in non-U.S developed markets equity was a leading contributor to performance relative to the composite benchmark.

To implement the Fund managers’ tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended) and exchange-traded funds.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations and the potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

The Fund’s portfolio managers employed an overweight position in developed markets equity, focused in the U.S., and favored an underweight position in core bonds for the first half of the reporting period, given low yields and what they believed were more favorable opportunities in equity markets. In March 2020, the portfolio managers repositioned the Fund to an underweight allocation to equity and an overweight allocation to fixed income as the COVID-19 pandemic worsened.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	SPDR S&P 500 ETF Trust	25.4%
2.	iShares Core S&P 500 ETF	24.9
3.	Vanguard Total International Bond ETF	7.0
4.	JPMorgan BetaBuilders Europe ETF	6.7
5.	JPMorgan High Yield Fund, Class R6 Shares	5.7
6.	JPMorgan Core Bond Fund, Class R6 Shares	5.0
7.	iShares MSCI EAFE ETF	4.9
8.	JPMorgan BetaBuilders Canada ETF	3.1
9.	Lord Abbett Short Duration Income Fund, Class F3	2.1
10.	JPMorgan BetaBuilders Japan ETF	1.9

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	51.4%
Fixed Income	21.8
International Equity	21.4
Alternative Assets	4.2
Short-Term Investments	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

8	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 30, 2009
With Sales Charge*		(2.45)%	3.80%	5.63%
Without Sales Charge		2.17	4.75	6.12
CLASS C SHARES	January 4, 2010
With CDSC**		0.71	4.25	5.61
Without CDSC		1.71	4.25	5.61
CLASS I SHARES	September 30, 2009	2.44	5.05	6.40

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of the JPMorgan Access Growth Fund, Bloomberg Barclays Global Aggregate Index — Hedged USD, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Global Aggregate Index — Hedged USD, the Access Growth Composite Benchmark and the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities. Constituents must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. Unrated non-U.S. bonds may use an implied issuer rating to determine index eligibility when not rated by an agency. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Since January 1, 2018, the Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index — Hedged USD (20%) and HFRX Global Hedge Fund Index (5%). From July 1, 2016 until December 31, 2017, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg Barclays Global Aggregate Index (15%), Bloomberg Barclays T-Bill 1-3 Month Index (5%), and HFRX Global Hedge Fund Index (5%). From April 1, 2013 until June 30, 2016, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). From July 1, 2011 until March 31, 2013, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (70%), Bloomberg Barclays U.S. Aggregate Index (20%) and Citigroup 3-Month Treasury Bill Index (10%). From the inception date of September 30, 2009 to June 30, 2011, the Access Growth Composite Benchmark was a composite benchmark comprised of the MSCI World Index (net of foreign withholding taxes) (75%), Bloomberg

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 65.5%

Fixed Income — 16.7%

iShares 20+ Year Treasury Bond ETF	61,300	10,048,909

Vanguard Total International Bond ETF	1,196,250	69,059,512

Total Fixed Income		79,108,421

International Equity — 11.4%

iShares MSCI EAFE ETF	224,040	13,637,315

JPMorgan BetaBuilders Canada ETF (a)	414,500	9,371,845

JPMorgan BetaBuilders Developed Asia EX-Japan ETF (a)	64,500	1,444,800

JPMorgan BetaBuilders Europe ETF (a)	977,100	21,662,308

JPMorgan BetaBuilders Japan ETF (a)	332,000	7,612,760

Total International Equity		53,729,028

U.S. Equity — 37.4%

iShares Core S&P 500 ETF	291,400	90,243,666

SPDR S&P 500 ETF Trust	279,500	86,186,620

Total U.S. Equity		176,430,286

Total Exchange-Traded Funds (Cost $257,342,359)		309,267,735

Investment Companies — 30.2%

Alternative Assets — 4.1%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	706,925	6,871,311

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (b)	47,394	7,667,586

Neuberger Berman Long Short Fund Class Institutional Shares *	312,876	4,765,102

Total Alternative Assets		19,303,999

Fixed Income — 25.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,976,527	61,609,399

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	560,593	4,888,373

JPMorgan Corporate Bond Fund Class R6 Shares (a)	926,637	9,905,748

JPMorgan High Yield Fund Class R6 Shares (a)	4,240,479	28,029,569

JPMorgan Short Duration Bond Fund Class R6 Shares (a)	405,288	4,506,803

Lord Abbett Short Duration Income Fund Class F3 Shares	2,312,763	9,597,968

Total Fixed Income		118,537,860

U.S. Equity — 1.0%

BlackRock Event Driven Equity Fund Class Institutional Shares	487,837	4,746,653

Total Investment Companies (Cost $133,690,329)		142,588,512

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 3.4%

Aerospace & Defense — 0.1%

Airbus SE (France) *	1,688	120,952

Meggitt plc (United Kingdom)	9,393	34,213

Safran SA (France) *	2,495	250,975

		406,140

Air Freight & Logistics — 0.0% (c)

DSV Panalpina A/S (Denmark)	480	58,961

Auto Components — 0.0% (c)

Autoliv, Inc., SDR (Sweden)	445	29,013

Denso Corp. (Japan)	600	23,530

Magna International, Inc. (Canada)	1,330	59,225

Stanley Electric Co. Ltd. (Japan)	1,300	31,470

Sumitomo Rubber Industries Ltd. (Japan)	1,400	13,866

		157,104

Automobiles — 0.0% (c)

Honda Motor Co. Ltd. (Japan)	800	20,475

Suzuki Motor Corp. (Japan)	2,200	75,121

Toyota Motor Corp. (Japan)	1,600	100,615

		196,211

Banks — 0.2%

Australia & New Zealand Banking Group Ltd. (Australia)	2,600	33,735

Banco Bilbao Vizcaya Argentaria SA (Spain)	4,834	16,643

BNP Paribas SA (France) *	2,411	96,329

Close Brothers Group plc (United Kingdom)	726	9,939

DBS Group Holdings Ltd. (Singapore)	1,700	25,580

DNB ASA (Norway)	6,842	91,324

Erste Group Bank AG (Austria)	922	21,776

HDFC Bank Ltd., ADR (India)	1,511	68,690

ING Groep NV (Netherlands)	7,905	55,105

Intesa Sanpaolo SpA (Italy) *	13,935	26,779

Lloyds Banking Group plc (United Kingdom)	92,822	35,807

Mitsubishi UFJ Financial Group, Inc. (Japan)	8,300	32,665

National Bank of Canada (Canada)	1,393	63,124

Standard Chartered plc (United Kingdom)	2,678	14,517

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,000	28,180

Svenska Handelsbanken AB, Class A (Sweden) *	9,520	90,395

United Overseas Bank Ltd. (Singapore)	3,100	45,297

		755,885

Beverages — 0.1%

Anheuser-Busch InBev SA/NV (Belgium)	1,577	77,740

Carlsberg A/S, Class B (Denmark)	1,472	195,199

Diageo plc (United Kingdom)	4,047	134,512

Kirin Holdings Co. Ltd. (Japan)	1,300	27,404

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Beverages — continued

Pernod Ricard SA (France)	867	136,523

		571,378

Biotechnology — 0.1%

Ascendis Pharma A/S, ADR (Denmark) *	122	18,044

BeiGene Ltd., ADR (China) *	295	55,578

CSL Ltd. (Australia)	110	21,877

Galapagos NV (Belgium) *	394	77,767

Genmab A/S (Denmark) *	574	193,549

Grifols SA (Preference), Class B (Spain)	1,643	30,137

		396,952

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1,478	30,251

Daikin Industries Ltd. (Japan)	100	16,180

		46,431

Capital Markets — 0.1%

Deutsche Boerse AG (Germany)	266	48,140

Euronext NV (Netherlands) (d)	436	43,885

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	2,500	106,479

London Stock Exchange Group plc (United Kingdom)	2,562	266,436

Macquarie Group Ltd. (Australia)	651	54,028

Partners Group Holding AG (Switzerland)	21	19,125

XP, Inc., Class A (Brazil) *	235	9,872

		547,965

Chemicals — 0.1%

Air Liquide SA (France)	728	105,259

Asahi Kasei Corp. (Japan)	12,354	101,127

BASF SE (Germany)	734	41,228

Covestro AG (Germany) (d)	668	25,443

Givaudan SA (Registered) (Switzerland)	21	78,498

Johnson Matthey plc (United Kingdom)	1,578	41,097

Kansai Paint Co. Ltd. (Japan)	2,947	62,275

Shin-Etsu Chemical Co. Ltd. (Japan)	602	70,652

Tosoh Corp. (Japan)	500	6,869

Umicore SA (Belgium)	935	44,136

		576,584

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	7,506	69,577

Containers & Packaging — 0.0% (c)

Amcor plc, CHDI	3,101	31,321

INVESTMENTS	SHARES	VALUE($)

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	6,417	19,872

Element Fleet Management Corp. (Canada)	6,507	48,553

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	4,500	21,473

		89,898

Diversified Telecommunication Services — 0.1%

China Tower Corp. Ltd., Class H (China) (d)	300,000	53,312

Koninklijke KPN NV (Netherlands)	20,468	54,443

KT Corp. (South Korea)	891	17,553

Nippon Telegraph & Telephone Corp. (Japan)	8,300	193,385

Telecom Italia SpA (Italy)	43,704	17,010

		335,703

Electric Utilities — 0.1%

Enel SpA (Italy)	22,225	192,212

Iberdrola SA (Spain)	9,271	108,236

		300,448

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	3,896	88,373

Legrand SA (France)	458	34,800

Melrose Industries plc (United Kingdom)	23,498	33,121

Mitsubishi Electric Corp. (Japan)	6,000	78,368

Nidec Corp. (Japan)	1,156	77,878

Prysmian SpA (Italy)	1,714	39,762

		352,302

Electronic Equipment, Instruments & Components — 0.1%

Hamamatsu Photonics KK (Japan)	5,244	228,349

Keyence Corp. (Japan)	692	289,991

Murata Manufacturing Co. Ltd. (Japan)	1,567	92,372

Omron Corp. (Japan)	500	33,489

		644,201

Energy Equipment & Services — 0.0% (c)

Worley Ltd. (Australia)	4,635	28,361

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	3,871	30,327

Scentre Group (Australia)	11,079	16,819

		47,146

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	1,800	58,884

Welcia Holdings Co. Ltd. (Japan)	400	32,315

		91,199

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Food Products — 0.1%

Associated British Foods plc (United Kingdom)	1,271	30,051

Danone SA (France)	1,655	114,879

Nestle SA (Registered) (Switzerland)	4,514	500,470

Wilmar International Ltd. (China)	13,500	39,930

		685,330

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	5,500	18,469

Health Care Equipment & Supplies — 0.2%

Alcon, Inc. (Switzerland) *	348	19,996

Asahi Intecc Co. Ltd. (Japan)	900	25,686

Elekta AB, Class B (Sweden)	3,618	33,703

Hoya Corp. (Japan)	619	59,275

Koninklijke Philips NV (Netherlands) *	4,972	231,933

Sartorius AG (Preference) (Germany)	238	78,551

Siemens Healthineers AG (Germany) (d)	1,100	52,875

Sonova Holding AG (Registered) (Switzerland) *	166	33,229

Straumann Holding AG (Registered) (Switzerland)	84	72,617

Terumo Corp. (Japan)	2,380	90,589

		698,454

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1,339	66,552

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom)	2,326	32,002

Wynn Macau Ltd. (Macau)	7,262	12,596

		44,598

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	4,200	36,830

Persimmon plc (United Kingdom)	1,328	37,585

Sony Corp. (Japan)	700	48,321

		122,736

Household Products — 0.1%

Reckitt Benckiser Group plc (United Kingdom)	1,335	122,818

Unicharm Corp. (Japan)	2,726	111,800

		234,618

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	1,600	30,330

Industrial Conglomerates — 0.1%

CK Hutchison Holdings Ltd. (United Kingdom)	4,596	29,762

DCC plc (United Kingdom)	527	43,975

INVESTMENTS	SHARES	VALUE($)

Industrial Conglomerates — continued

Siemens AG (Registered) (Germany)	1,365	160,984

		234,721

Insurance — 0.2%

AIA Group Ltd. (Hong Kong)	31,229	292,229

Aon plc, Class A	285	54,891

Aviva plc (United Kingdom)	7,420	25,149

AXA SA (France)	4,922	103,573

Direct Line Insurance Group plc (United Kingdom)	4,528	15,183

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	437	113,793

PICC Property & Casualty Co. Ltd., Class H (China)	50,000	41,553

Ping An Insurance Group Co. of China Ltd., Class H (China)	3,500	34,892

Sampo OYJ, Class A (Finland)	2,463	84,899

Storebrand ASA (Norway) *	6,471	33,722

Sun Life Financial, Inc. (Canada)	1,829	67,213

Tokio Marine Holdings, Inc. (Japan)	1,600	70,037

Zurich Insurance Group AG (Switzerland)	182	64,488

		1,001,622

Interactive Media & Services — 0.1%

Adevinta ASA (France) *	4,052	41,012

Baidu, Inc., ADR (China) *	124	14,866

JOYY, Inc., ADR (China) *	468	41,442

NAVER Corp. (South Korea)	164	36,897

Tencent Holdings Ltd. (China)	2,518	161,348

Z Holdings Corp. (Japan)	6,400	31,410

		326,975

Internet & Direct Marketing Retail — 0.1%

Alibaba Group Holding Ltd., ADR (China) *	140	30,198

ASOS plc (United Kingdom) *	1,299	55,211

MercadoLibre, Inc. (Argentina) *	77	75,904

Prosus NV, ADR (China) *	634	11,792

Zalando SE (Germany) * (d)	739	52,425

		225,530

IT Services — 0.0% (c)

Amadeus IT Group SA (Spain)	658	34,546

NTT Data Corp. (Japan)	3,900	43,604

Obic Co. Ltd. (Japan)	600	105,743

		183,893

Life Sciences Tools & Services — 0.0% (c)

Evotec SE (Germany) *	769	20,989

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Machinery — 0.1%

KION Group AG (Germany)	677	41,683

Knorr-Bremse AG (Germany) *	297	30,141

SMC Corp. (Japan)	435	223,556

THK Co. Ltd. (Japan)	1,500	37,346

		332,726

Media — 0.0% (c)

CyberAgent, Inc. (Japan)	900	44,238

Nordic Entertainment Group AB, Class B (Sweden)	1,065	32,754

Stroeer SE & Co. KGaA (Germany) *	394	26,588

WPP plc (United Kingdom)	4,676	36,456

		140,036

Metals & Mining — 0.1%

Antofagasta plc (Chile)	3,757	43,485

BHP Group Ltd. (Australia)	951	23,678

BHP Group plc (Australia)	2,383	48,763

IGO Ltd. (Australia)	10,309	35,175

Rio Tinto Ltd. (Australia)	318	21,775

Rio Tinto plc (Australia)	514	28,926

South32 Ltd. (Australia)	14,242	20,163

		221,965

Multiline Retail — 0.0% (c)

Next plc (United Kingdom)	502	30,394

Multi-Utilities — 0.0% (c)

Engie SA (France) *	9,647	119,641

National Grid plc (United Kingdom)	4,250	51,852

		171,493

Oil, Gas & Consumable Fuels — 0.1%

Enbridge, Inc. (Canada)	1,805	54,884

Equinor ASA (Norway)	3,987	57,435

Royal Dutch Shell plc, Class B, ADR (Netherlands)	962	29,293

TOTAL SA (France)	3,256	125,546

		267,158

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	4,179	50,020

Personal Products — 0.1%

L’Oreal SA (France)	766	247,224

Pola Orbis Holdings, Inc. (Japan)	600	10,475

Unilever plc (United Kingdom)	3,870	208,752

		466,451

INVESTMENTS	SHARES	VALUE($)

Pharmaceuticals — 0.4%

Astellas Pharma, Inc. (Japan)	8,100	135,266

AstraZeneca plc (United Kingdom)	2,881	299,839

Bayer AG (Registered) (Germany)	1,385	102,661

Daiichi Sankyo Co. Ltd. (Japan)	600	49,075

GlaxoSmithKline plc, ADR (United Kingdom)	1,988	81,091

Hutchison China MediTech Ltd., ADR (Hong Kong) *	1,830	50,471

Ipsen SA (France)	315	26,722

Novartis AG (Registered) (Switzerland)	2,360	205,606

Novo Nordisk A/S, Class B (Denmark)	4,486	292,253

Otsuka Holdings Co. Ltd. (Japan)	1,300	56,657

Roche Holding AG (Switzerland)	641	222,074

Sanofi (France)	991	101,067

Shionogi & Co. Ltd. (Japan)	2,025	127,035

Takeda Pharmaceutical Co. Ltd., ADR (Japan)	1,353	24,259

		1,774,076

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	795	51,220

Recruit Holdings Co. Ltd. (Japan)	2,300	79,098

RELX plc (United Kingdom)	4,790	110,868

TechnoPro Holdings, Inc. (Japan)	500	28,865

Teleperformance (France) *	122	31,071

		301,122

Real Estate Management & Development — 0.0% (c)

Mitsui Fudosan Co. Ltd. (Japan)	3,000	53,294

Road & Rail — 0.0% (c)

Canadian National Railway Co. (Canada)	400	35,428

Canadian National Railway Co. (Canada)	245	21,676

Central Japan Railway Co. (Japan)	300	46,397

		103,501

Semiconductors & Semiconductor Equipment — 0.2%

ASML Holding NV (Netherlands)	933	341,304

Broadcom, Inc.	215	67,856

NXP Semiconductors NV (Netherlands)	652	74,354

Renesas Electronics Corp. (Japan) *	2,600	13,365

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	3,872	219,813

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	11,000	117,475

Tokyo Electron Ltd. (Japan)	200	49,349

		883,516

Software — 0.1%

SAP SE (Germany)	2,362	330,183

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Specialty Retail — 0.0% (c)

Industria de Diseno Textil SA (Spain)	630	16,716

Kingfisher plc (United Kingdom)	16,223	44,632

Nitori Holdings Co. Ltd. (Japan)	200	39,214

		100,562

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2,475	109,563

Samsung Electronics Co. Ltd., GDR (South Korea) (d)	16	15,463

		125,026

Textiles, Apparel & Luxury Goods — 0.1%

Burberry Group plc (United Kingdom)	1,641	32,426

China Hongxing Sports Ltd. (China) * ‡	743,000	1

EssilorLuxottica SA (France) *	1,338	172,078

Hermes International (France)	88	73,885

Kering SA (France)	327	178,777

LVMH Moet Hennessy Louis Vuitton SE (France)	293	129,358

Moncler SpA (Italy) *	1,227	47,183

Samsonite International SA * (d)	13,500	13,771

		647,479

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	3,930	150,726

Trading Companies & Distributors — 0.0% (c)

Ashtead Group plc (United Kingdom)	965	32,552

Bunzl plc (United Kingdom)	953	25,563

Mitsubishi Corp. (Japan)	1,500	31,698

Sumitomo Corp. (Japan)	3,700	42,555

		132,368

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV, Class L, ADR (Mexico)	2,213	28,083

SoftBank Group Corp. (Japan)	2,854	143,920

Vodafone Group plc, ADR (United Kingdom)	3,523	56,157

Vodafone Group plc (United Kingdom)	17,568	27,929

		256,089

Total Common Stocks (Cost $11,636,513)		16,136,769

INVESTMENTS	SHARES	VALUE($)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40% (a) (e) (Cost $5,509,577)	5,509,093	5,514,050

Total Investments — 100.3% (Cost $408,178,778)		473,507,066
Liabilities in Excess of Other Assets — (0.3)% (f)		(1,501,793)

NET ASSETS — 100.0%		472,005,273

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	93.8%

Ireland	1.6

Others (each less than 1.0%)	3.4

Short-Term Investments	1.2

**	Percentages indicated are based on total investments as of June 30, 2020.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(c)	Amount rounds to less than 0.1% of net assets.

(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of June 30, 2020.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Exchange-Traded Funds — 75.6%

Fixed Income — 8.0%

iShares 20+ Year Treasury Bond ETF	27,800	4,557,254

Vanguard Total International Bond ETF	537,800	31,047,194

Total Fixed Income		35,604,448

International Equity — 17.2%

iShares MSCI EAFE ETF	356,550	21,703,198

iShares MSCI Japan ETF	14,512	796,999

JPMorgan BetaBuilders Canada ETF (a)	611,500	13,826,015

JPMorgan BetaBuilders Developed Asia EX-Japan ETF (a)	80,400	1,800,960

JPMorgan BetaBuilders Europe ETF (a)	1,344,700	29,812,000

JPMorgan BetaBuilders Japan ETF (a)	376,200	8,626,266

Total International Equity		76,565,438

U.S. Equity — 50.4%

iShares Core S&P 500 ETF	358,200	110,930,958

SPDR S&P 500 ETF Trust	366,800	113,106,448

Total U.S. Equity		224,037,406

Total Exchange-Traded Funds (Cost $270,728,631)		336,207,292

Investment Companies — 19.0%

Alternative Assets — 4.2%

Blackstone Alternative Multi-Strategy Fund Class Y Shares	705,069	6,853,267

Marshall Wace UCITS Fund plc Class F Shares (Ireland) * (b)	45,529	7,365,910

Neuberger Berman Long Short Fund Class Institutional Shares *	289,938	4,415,761

Total Alternative Assets		18,634,938

Fixed Income — 13.8%

JPMorgan Core Bond Fund Class R6 Shares (a)	1,782,019	22,061,390

JPMorgan High Yield Fund Class R6 Shares (a)	3,846,182	25,423,262

JPMorgan Short Duration Bond Fund Class R6 Shares (a)	389,287	4,328,867

Lord Abbett Short Duration Income Fund Class F3 Shares	2,285,975	9,486,797

Total Fixed Income		61,300,316

U.S. Equity — 1.0%

BlackRock Event Driven Equity Fund Class Institutional Shares	453,997	4,417,390

Total Investment Companies (Cost $79,251,273)		84,352,644

INVESTMENTS	SHARES	VALUE($)
Common Stocks — 4.3%

Aerospace & Defense — 0.1%

Airbus SE (France) *	2,031	145,529

Meggitt plc (United Kingdom)	11,207	40,820

Safran SA (France) *	2,971	298,857

		485,206

Air Freight & Logistics — 0.0% (c)

DSV Panalpina A/S (Denmark)	700	85,984

Auto Components — 0.0% (c)

Autoliv, Inc., SDR (Sweden)	512	33,381

Denso Corp. (Japan)	700	27,452

Magna International, Inc. (Canada)	1,540	68,576

Stanley Electric Co. Ltd. (Japan)	1,500	36,311

Sumitomo Rubber Industries Ltd. (Japan)	1,700	16,838

		182,558

Automobiles — 0.1%

Honda Motor Co. Ltd. (Japan)	1,000	25,594

Suzuki Motor Corp. (Japan)	2,500	85,365

Toyota Motor Corp. (Japan)	1,800	113,191

		224,150

Banks — 0.2%

Australia & New Zealand Banking Group Ltd. (Australia)	3,174	41,183

Banco Bilbao Vizcaya Argentaria SA (Spain)	10,000	34,430

BNP Paribas SA (France) *	2,453	98,007

Close Brothers Group plc (United Kingdom)	783	10,720

DBS Group Holdings Ltd. (Singapore)	1,900	28,589

DNB ASA (Norway)	8,568	114,361

Erste Group Bank AG (Austria)	1,069	25,247

HDFC Bank Ltd., ADR (India)	1,306	59,371

ING Groep NV (Netherlands)	9,167	63,902

Intesa Sanpaolo SpA (Italy) *	15,407	29,608

Lloyds Banking Group plc (United Kingdom)	105,433	40,672

Mitsubishi UFJ Financial Group, Inc. (Japan)	10,000	39,355

National Bank of Canada (Canada)	1,620	73,411

Standard Chartered plc (United Kingdom)	3,107	16,843

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,100	30,998

Svenska Handelsbanken AB, Class A (Sweden) *	11,256	106,879

United Overseas Bank Ltd. (Singapore)	3,600	52,603

		866,179

Beverages — 0.2%

Anheuser-Busch InBev SA/NV (Belgium)	1,960	96,621

Carlsberg A/S, Class B (Denmark)	1,801	238,827

Diageo plc (United Kingdom)	4,831	160,570

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Beverages — continued

Kirin Holdings Co. Ltd. (Japan)	1,500	31,620

Pernod Ricard SA (France)	1,059	166,757

		694,395

Biotechnology — 0.1%

Ascendis Pharma A/S, ADR (Denmark) *	144	21,298

BeiGene Ltd., ADR (China) *	355	66,882

CSL Ltd. (Australia)	128	25,458

Galapagos NV (Belgium) *	721	142,309

Genmab A/S (Denmark) *	612	206,362

Grifols SA (Preference), Class B (Spain)	2,396	43,949

		506,258

Building Products — 0.0% (c)

Assa Abloy AB, Class B (Sweden)	1,779	36,412

Daikin Industries Ltd. (Japan)	100	16,180

		52,592

Capital Markets — 0.2%

Deutsche Boerse AG (Germany)	326	58,998

Euronext NV (Netherlands) (d)	561	56,467

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	3,400	144,812

London Stock Exchange Group plc (United Kingdom)	2,957	307,514

Macquarie Group Ltd. (Australia)	767	63,655

Partners Group Holding AG (Switzerland)	26	23,678

XP, Inc., Class A (Brazil) *	272	11,427

		666,551

Chemicals — 0.2%

Air Liquide SA (France)	961	138,948

Asahi Kasei Corp. (Japan)	14,678	120,151

BASF SE (Germany)	840	47,182

Covestro AG (Germany) (d)	789	30,052

Givaudan SA (Registered) (Switzerland)	25	93,449

Johnson Matthey plc (United Kingdom)	1,793	46,697

Kansai Paint Co. Ltd. (Japan)	3,003	63,458

Shin-Etsu Chemical Co. Ltd. (Japan)	738	86,613

Tosoh Corp. (Japan)	600	8,242

Umicore SA (Belgium)	1,160	54,757

		689,549

Communications Equipment — 0.0% (c)

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	8,882	82,332

Containers & Packaging — 0.0% (c)

Amcor plc, CHDI	3,754	37,916

INVESTMENTS	SHARES	VALUE($)

Diversified Financial Services — 0.0% (c)

Challenger Ltd. (Australia)	7,554	23,393

Element Fleet Management Corp. (Canada)	7,726	57,649

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	5,200	24,814

		105,856

Diversified Telecommunication Services — 0.1%

China Tower Corp. Ltd., Class H (China) (d)	362,000	64,329

Koninklijke KPN NV (Netherlands)	26,247	69,815

KT Corp. (South Korea)	1,048	20,646

Nippon Telegraph & Telephone Corp. (Japan)	9,800	228,335

Telecom Italia SpA (Italy)	50,673	19,722

		402,847

Electric Utilities — 0.1%

Enel SpA (Italy)	26,882	232,487

Iberdrola SA (Spain)	11,294	131,854

		364,341

Electrical Equipment — 0.1%

ABB Ltd. (Registered) (Switzerland)	4,686	106,292

Legrand SA (France)	535	40,651

Melrose Industries plc (United Kingdom)	27,249	38,409

Mitsubishi Electric Corp. (Japan)	7,300	95,347

Nidec Corp. (Japan)	1,314	88,522

Prysmian SpA (Italy)	1,995	46,281

		415,502

Electronic Equipment, Instruments & Components — 0.2%

Hamamatsu Photonics KK (Japan)	6,024	262,313

Keyence Corp. (Japan)	848	355,364

Murata Manufacturing Co. Ltd. (Japan)	1,867	110,057

Omron Corp. (Japan)	600	40,187

		767,921

Energy Equipment & Services — 0.0% (c)

Worley Ltd. (Australia)	5,374	32,883

Equity Real Estate Investment Trusts (REITs) — 0.0% (c)

Great Portland Estates plc (United Kingdom)	4,487	35,153

Scentre Group (Australia)	12,858	19,520

		54,673

Food & Staples Retailing — 0.0% (c)

Seven & i Holdings Co. Ltd. (Japan)	2,100	68,698

Welcia Holdings Co. Ltd. (Japan)	400	32,315

		101,013

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Food Products — 0.2%

Associated British Foods plc (United Kingdom)	1,580	37,358

Danone SA (France)	2,003	139,035

Nestle SA (Registered) (Switzerland)	5,321	589,942

Wilmar International Ltd. (China)	15,600	46,141

		812,476

Gas Utilities — 0.0% (c)

Beijing Enterprises Holdings Ltd. (China)	6,500	21,827

Health Care Equipment & Supplies — 0.2%

Alcon, Inc. (Switzerland) *	401	23,041

Asahi Intecc Co. Ltd. (Japan)	1,100	31,395

Elekta AB, Class B (Sweden)	4,195	39,078

Hoya Corp. (Japan)	733	70,192

Koninklijke Philips NV (Netherlands) *	5,898	275,128

Sartorius AG (Preference) (Germany)	253	83,502

Siemens Healthineers AG (Germany) (d)	1,256	60,374

Sonova Holding AG (Registered) (Switzerland) *	241	48,242

Straumann Holding AG (Registered) (Switzerland)	103	89,042

Terumo Corp. (Japan)	2,680	102,008

		822,002

Health Care Providers & Services — 0.0% (c)

Fresenius SE & Co. KGaA (Germany)	1,542	76,642

Hotels, Restaurants & Leisure — 0.0% (c)

Compass Group plc (United Kingdom)	2,564	35,277

Wynn Macau Ltd. (Macau)	8,809	15,278

		50,555

Household Durables — 0.0% (c)

Panasonic Corp. (Japan)	4,700	41,215

Persimmon plc (United Kingdom)	1,547	43,782

Sony Corp. (Japan)	800	55,224

		140,221

Household Products — 0.1%

Reckitt Benckiser Group plc (United Kingdom)	1,475	135,698

Unicharm Corp. (Japan)	3,246	133,126

		268,824

Independent Power and Renewable Electricity Producers — 0.0% (c)

Electric Power Development Co. Ltd. (Japan)	1,900	36,017

Industrial Conglomerates — 0.1%

CK Hutchison Holdings Ltd. (United Kingdom)	4,964	32,145

INVESTMENTS	SHARES	VALUE($)

Industrial Conglomerates — continued

DCC plc (United Kingdom)	625	52,152

Siemens AG (Registered) (Germany)	1,582	186,577

		270,874

Insurance — 0.3%

AIA Group Ltd. (Hong Kong)	35,469	331,905

Aon plc, Class A	264	50,846

Aviva plc (United Kingdom)	8,575	29,064

AXA SA (France)	5,716	120,282

Direct Line Insurance Group plc (United Kingdom)	5,258	17,630

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	506	131,760

PICC Property & Casualty Co. Ltd., Class H (China)	60,000	49,864

Ping An Insurance Group Co. of China Ltd., Class H (China)	4,000	39,876

Sampo OYJ, Class A (Finland)	2,905	100,135

Storebrand ASA (Norway) *	7,600	39,605

Sun Life Financial, Inc. (Canada)	2,134	78,422

Tokio Marine Holdings, Inc. (Japan)	1,800	78,792

Zurich Insurance Group AG (Switzerland)	216	76,535

		1,144,716

Interactive Media & Services — 0.1%

Adevinta ASA (France) *	4,848	49,069

Baidu, Inc., ADR (China) *	148	17,744

JOYY, Inc., ADR (China) *	532	47,108

NAVER Corp. (South Korea)	196	44,097

Tencent Holdings Ltd. (China)	3,346	214,405

Z Holdings Corp. (Japan)	7,700	37,789

		410,212

Internet & Direct Marketing Retail — 0.1%

Alibaba Group Holding Ltd., ADR (China) *	165	35,591

ASOS plc (United Kingdom) *	1,585	67,366

MercadoLibre, Inc. (Argentina) *	82	80,833

Prosus NV, ADR (China) *	924	17,186

Zalando SE (Germany) * (d)	860	61,009

		261,985

IT Services — 0.0% (c)

Amadeus IT Group SA (Spain)	796	41,792

NTT Data Corp. (Japan)	4,600	51,430

Obic Co. Ltd. (Japan)	650	114,555

		207,777

Life Sciences Tools & Services — 0.0% (c)

Evotec SE (Germany) *	894	24,401

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Machinery — 0.1%

KION Group AG (Germany)	786	48,394

Knorr-Bremse AG (Germany) *	347	35,216

SMC Corp. (Japan)	487	250,279

THK Co. Ltd. (Japan)	1,800	44,816

		378,705

Media — 0.0% (c)

CyberAgent, Inc. (Japan)	1,000	49,154

Nordic Entertainment Group AB, Class B (Sweden)	1,026	31,554

Stroeer SE & Co. KGaA (Germany) *	442	29,827

WPP plc (United Kingdom)	5,434	42,365

		152,900

Metals & Mining — 0.1%

Antofagasta plc (Chile)	4,327	50,082

BHP Group Ltd. (Australia)	1,103	27,462

BHP Group plc (Australia)	2,725	55,762

IGO Ltd. (Australia)	12,335	42,088

Rio Tinto Ltd. (Australia)	381	26,088

Rio Tinto plc (Australia)	622	35,004

South32 Ltd. (Australia)	16,664	23,592

		260,078

Multiline Retail — 0.0% (c)

Next plc (United Kingdom)	582	35,237

Multi-Utilities — 0.0% (c)

Engie SA (France) *	11,383	141,171

National Grid plc (United Kingdom)	4,926	60,099

		201,270

Oil, Gas & Consumable Fuels — 0.1%

Enbridge, Inc. (Canada)	1,798	54,671

Equinor ASA (Norway)	4,684	67,476

Royal Dutch Shell plc, Class B, ADR (Netherlands)	1,201	36,571

TOTAL SA (France)	3,698	142,589

		301,307

Paper & Forest Products — 0.0% (c)

Stora Enso OYJ, Class R (Finland)	4,761	56,986

Personal Products — 0.1%

L’Oreal SA (France)	876	282,726

Pola Orbis Holdings, Inc. (Japan)	700	12,221

Unilever plc (United Kingdom)	4,512	243,382

		538,329

INVESTMENTS	SHARES	VALUE($)

Pharmaceuticals — 0.5%

Astellas Pharma, Inc. (Japan)	9,400	156,976

AstraZeneca plc (United Kingdom)	2,952	307,228

Bayer AG (Registered) (Germany)	1,682	124,676

Daiichi Sankyo Co. Ltd. (Japan)	700	57,254

GlaxoSmithKline plc, ADR (United Kingdom)	2,409	98,263

Hutchison China MediTech Ltd., ADR (Hong Kong) *	1,794	49,479

Ipsen SA (France)	366	31,048

Novartis AG (Registered) (Switzerland)	2,849	248,208

Novo Nordisk A/S, Class B (Denmark)	5,431	353,817

Otsuka Holdings Co. Ltd. (Japan)	1,500	65,373

Roche Holding AG (Switzerland)	749	259,491

Sanofi (France)	1,148	117,078

Shionogi & Co. Ltd. (Japan)	2,479	155,516

Takeda Pharmaceutical Co. Ltd., ADR (Japan)	1,652	29,620

		2,054,027

Professional Services — 0.1%

DKSH Holding AG (Switzerland)	965	62,173

Recruit Holdings Co. Ltd. (Japan)	2,600	89,414

RELX plc (United Kingdom)	4,746	109,850

TechnoPro Holdings, Inc. (Japan)	600	34,638

Teleperformance (France) *	142	36,165

		332,240

Real Estate Management & Development — 0.0% (c)

Mitsui Fudosan Co. Ltd. (Japan)	3,500	62,177

Road & Rail — 0.0% (c)

Canadian National Railway Co. (Canada)	563	49,865

Canadian National Railway Co. (Canada)	220	19,464

Central Japan Railway Co. (Japan)	300	46,397

		115,726

Semiconductors & Semiconductor Equipment — 0.2%

ASML Holding NV (Netherlands)	1,108	405,321

Broadcom, Inc.	250	78,903

NXP Semiconductors NV (Netherlands)	760	86,670

Renesas Electronics Corp. (Japan) *	3,100	15,935

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	4,717	267,784

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	12,000	128,154

Tokyo Electron Ltd. (Japan)	200	49,349

		1,032,116

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Common Stocks — continued

Software — 0.1%

SAP SE (Germany)	2,816	393,647

Specialty Retail — 0.0% (c)

Industria de Diseno Textil SA (Spain)	765	20,298

Kingfisher plc (United Kingdom)	18,799	51,720

Nitori Holdings Co. Ltd. (Japan)	200	39,214

		111,232

Technology Hardware, Storage & Peripherals — 0.0% (c)

Samsung Electronics Co. Ltd. (South Korea)	2,855	126,384

Samsung Electronics Co. Ltd., GDR (South Korea) (d)	19	18,363

		144,747

Textiles, Apparel & Luxury Goods — 0.2%

Burberry Group plc (United Kingdom)	1,913	37,800

China Hongxing Sports Ltd. (China) * ‡	755,000	1

EssilorLuxottica SA (France) *	1,610	207,060

Hermes International (France)	115	96,555

Kering SA (France)	442	241,650

LVMH Moet Hennessy Louis Vuitton SE (France)	351	154,965

Moncler SpA (Italy) *	1,473	56,642

Samsonite International SA * (d)	15,600	15,913

		810,586

Tobacco — 0.0% (c)

British American Tobacco plc (United Kingdom)	4,755	182,368

Trading Companies & Distributors — 0.0% (c)

Ashtead Group plc (United Kingdom)	1,120	37,781

Bunzl plc (United Kingdom)	1,146	30,739

Mitsubishi Corp. (Japan)	1,800	38,037

Sumitomo Corp. (Japan)	4,500	51,757

		158,314

Wireless Telecommunication Services — 0.1%

America Movil SAB de CV, Class L, ADR (Mexico)	2,751	34,910

SoftBank Group Corp. (Japan)	3,378	170,345

Vodafone Group plc, ADR (United Kingdom)	4,070	64,876

Vodafone Group plc (United Kingdom)	16,048	25,512

		295,643

Total Common Stocks (Cost $13,631,298)		18,984,870

INVESTMENTS	SHARES	VALUE($)

Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40% (a) (e) (Cost $5,363,082)	5,362,831	5,367,658

Total Investments — 100.1% (Cost $368,974,284)		444,912,464
Liabilities in Excess of Other Assets — (0.1)% (f)		(239,462)

NET ASSETS — 100.0%		444,673,002

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	92.9%

Ireland	1.7

Others (each less than 1.0%)	4.2

Short-Term Investments	1.2

**	Percentages indicated are based on total investments as of June 30, 2020.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Abbreviations

ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
OYJ	Public Limited Company
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor’s Depository Receipts
UCITS	Undertakings for Collective Investment in Transferable Securities

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The fund’s investment objective is to provide absolute return and is generally subject to a two day redemption notice period.
(c)	Amount rounds to less than 0.1% of net assets.

(d)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.
(e)	The rate shown is the current yield as of June 30, 2020.
(f)	A portion of the Fund’s cash is held by the subsidiary.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	23

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$318,961,411	$333,666,046
Investments in affiliates, at value	154,545,655	111,246,418
Cash	143,087	127,929
Foreign currency, at value	237,361	286,234
Receivables:
Fund shares sold	100	50
Dividends from non-affiliates	403,223	525,845
Dividends from affiliates	2,098	2,113
Tax reclaims	93,121	118,985

Total Assets	474,386,056	445,973,620

LIABILITIES:
Payables:
Distributions	1,303	301
Investment securities purchased	1,376	2,162
Fund shares redeemed	2,120,961	1,059,710
Accrued liabilities:
Investment advisory fees	40,435	39,401
Administration fees	7	7
Distribution fees	1,080	409
Service fees	97,516	91,358
Custodian and accounting fees	17,343	16,071
Trustees’ and Chief Compliance Officer’s fees	159	110
Audit fees	72,884	65,953
Other	27,719	25,136

Total Liabilities	2,380,783	1,300,618

Net Assets	$472,005,273	$444,673,002

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
NET ASSETS:
Paid-in-Capital	$394,613,349	$356,954,899
Total distributable earnings (loss)	77,391,924	87,718,103

Total Net Assets	$472,005,273	$444,673,002

Net Assets:
Class A	$1,036,841	$1,017,073
Class C	1,370,145	312,335
Class I	469,598,287	443,343,594

Total	$472,005,273	$444,673,002

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	63,856	58,560
Class C	84,802	18,266
Class I	28,886,436	25,497,302

Net Asset Value (a):
Class A — Redemption price per share	$16.24	$17.37
Class C — Offering price per share (b)	16.16	17.10
Class I — Offering and redemption price per share	16.26	17.39
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.01	$18.19

Cost of investments in non-affiliates	$258,813,240	$258,175,396
Cost of investments in affiliates	149,365,538	110,798,888
Cost of foreign currency	232,326	279,662

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

	JPMorgan Access Balanced Fund	JPMorgan Access Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$247	$272
Dividend income from non-affiliates	8,033,494	7,839,281
Dividend income from affiliates	3,691,791	2,450,642
Foreign taxes withheld (net)	(30,833)	(36,811)

Total investment income	11,694,699	10,253,384

EXPENSES:
Investment advisory fees	2,514,223	2,374,334
Administration fees	379,758	359,363
Distribution fees:
Class A	2,321	1,528
Class C	16,847	5,682
Service fees:
Class A	2,321	1,528
Class C	5,616	1,894
Class I	550,641	585,935
Class L (a)	282,795	243,285
Custodian and accounting fees	85,386	93,004
Interest expense to affiliates	844	7,052
Professional fees	132,471	128,852
Trustees’ and Chief Compliance Officer’s fees	54,131	54,061
Printing and mailing costs	8,067	10,922
Registration and filing fees	35,713	29,570
Transfer agency fees (See Note 2.F.)	6,939	8,432
Other	14,975	14,641

Total expenses	4,093,048	3,920,083

Less fees waived	(1,316,937)	(1,157,216)
Less expense reimbursements	—	(254)

Net expenses	2,776,111	2,762,613

Net investment income (loss)	8,918,588	7,490,771

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,533,064	13,209,045
Investments in affiliates	1,052,500	3,016,180
Foreign currency transactions	(5,496)	(7,005)

Net realized gain (loss)	18,580,068	16,218,220

Distributions of capital gains received from investment company non-affiliates	315,387	296,071
Distributions of capital gains received from investment company affiliates	822,558	1,425,415

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(11,999,417)	(9,118,731)
Investments in affiliates	586,398	(6,629,934)
Foreign currency translations	5,057	5,822

Change in net unrealized appreciation/depreciation	(11,407,962)	(15,742,843)

Net realized/unrealized gains (losses)	8,310,051	2,196,863

Change in net assets resulting from operations	$17,228,639	$9,687,634

(a)	On April 3, 2020, the Funds’ Class L Shares were converted into Class I Shares. Additionally, as of April 3, 2020, the Class L Shares are no longer offered.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$8,918,588	$9,997,948	$7,490,771	$8,564,715
Net realized gain (loss)	18,580,068	7,098,517	16,218,220	8,579,519
Distributions of capital gains received from investment company non-affiliates	315,387	663,788	296,071	689,225
Distributions of capital gains received from investment company affiliates	822,558	2,553,630	1,425,415	4,554,498
Change in net unrealized appreciation/depreciation	(11,407,962)	10,234,927	(15,742,843)	4,255,614

Change in net assets resulting from operations	17,228,639	30,548,810	9,687,634	26,643,571

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(30,737)	(37,000)	(22,098)	(39,785)
Class C	(75,377)	(175,356)	(32,747)	(52,611)
Class I	(6,748,300)	(9,181,306)	(8,720,972)	(11,242,821)
Class L (a)	(12,981,210)	(25,072,513)	(13,272,716)	(20,620,347)

Total distributions to shareholders	(19,835,624)	(34,466,175)	(22,048,533)	(31,955,564)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(57,090,672)	(39,427,676)	(42,491,987)	(38,773,042)

NET ASSETS:
Change in net assets	(59,697,657)	(43,345,041)	(54,852,886)	(44,085,035)
Beginning of period	531,702,930	575,047,971	499,525,888	543,610,923

End of period	$472,005,273	$531,702,930	$444,673,002	$499,525,888

(a)	On April 3, 2020, the Funds’ Class L Shares were converted into Class I Shares. Additionally, as of April 3, 2020, the Class L Shares are no longer offered.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan Access Balanced Fund		JPMorgan Access Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$689,683	$215,570	$544,268	$5,053
Distributions reinvested	30,737	37,000	22,098	39,785
Cost of shares redeemed	(493,375)	(32,340)	(165,793)	(199,248)

Change in net assets resulting from Class A capital transactions	$227,045	$220,230	$400,573	$(154,410)

Class C
Distributions reinvested	$75,377	$175,356	$32,746	$52,610
Cost of shares redeemed	(1,142,336)	(1,024,999)	(554,007)	(189,513)

Change in net assets resulting from Class C capital transactions	$(1,066,959)	$(849,643)	$(521,261)	$(136,903)

Class I
Proceeds from shares issued	$19,129,075	$2,258,095	$22,512,393	$5,256,300
Distributions reinvested	6,746,002	9,175,527	8,716,775	11,238,976
Cost of shares redeemed	(47,108,905)	(23,933,446)	(56,898,822)	(35,849,720)
Conversion from Class L Shares	305,705,674	—	253,877,978	—

Change in net assets resulting from Class I capital transactions	$284,471,846	$(12,499,824)	$228,208,324	$(19,354,444)

Class L (a)
Proceeds from shares issued	$10,411,564	$28,844,206	$17,112,385	$20,986,463
Distributions reinvested	12,961,625	25,072,513	13,267,083	20,579,985
Cost of shares redeemed	(58,390,119)	(80,215,158)	(47,081,113)	(60,693,733)
Conversion to Class I Shares	(305,705,674)	—	(253,877,978)	—

Change in net assets resulting from Class L capital transactions	$(340,722,604)	$(26,298,439)	$(270,579,623)	$(19,127,285)

Total change in net assets resulting from capital transactions	$(57,090,672)	$(39,427,676)	$(42,491,987)	$(38,773,042)

SHARE TRANSACTIONS:
Class A
Issued	43,450	14,692	33,871	289
Reinvested	1,871	2,441	1,243	2,451
Redeemed	(32,220)	(2,084)	(9,442)	(11,581)

Change in Class A Shares	13,101	15,049	25,672	(8,841)

Class C
Reinvested	4,546	11,722	1,822	3,308
Redeemed	(73,337)	(68,041)	(35,059)	(10,960)

Change in Class C Shares	(68,791)	(56,319)	(33,237)	(7,652)

Class I
Issued	1,149,467	137,977	1,238,911	300,997
Reinvested	409,502	604,122	486,263	688,798
Redeemed	(2,932,890)	(1,491,911)	(3,300,659)	(2,086,561)
Conversion from Class L Shares	21,229,561	—	17,084,655	—

Change in Class I Shares	19,855,640	(749,812)	15,509,170	(1,096,766)

Class L (a)
Issued	627,320	1,824,506	955,565	1,260,675
Reinvested	783,220	1,651,043	733,792	1,259,445
Redeemed	(3,543,380)	(5,068,316)	(2,677,730)	(3,564,899)
Conversion to Class I Shares	(21,244,314)	—	(17,084,655)	—

Change in Class L Shares	(23,377,154)	(1,592,767)	(18,073,028)	(1,044,779)

(a)	On April 3, 2020, the Funds’ Class L Shares were converted into Class I Shares. Additionally, as of April 3, 2020, the Class L Shares are no longer offered.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Balanced Fund
Class A
Year Ended June 30, 2020	$16.30	$0.24	$0.31	$0.55	$(0.27)	$(0.34)	$(0.61)
Year Ended June 30, 2019	16.43	0.23	0.60	0.83	(0.25)	(0.71)	(0.96)
Year Ended June 30, 2018	16.52	0.18	0.77	0.95	(0.23)	(0.81)	(1.04)
Year Ended June 30, 2017	15.14	0.17	1.40	1.57	(0.19)	—	(0.19)
Year Ended June 30, 2016	16.33	0.19	(0.63)	(0.44)	(0.28)	(0.47)	(0.75)

Class C
Year Ended June 30, 2020	16.20	0.15	0.32	0.47	(0.17)	(0.34)	(0.51)
Year Ended June 30, 2019	16.33	0.14	0.60	0.74	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2018	16.44	0.11	0.76	0.87	(0.17)	(0.81)	(0.98)
Year Ended June 30, 2017	15.07	0.11	1.38	1.49	(0.12)	—	(0.12)
Year Ended June 30, 2016	16.25	0.09	(0.61)	(0.52)	(0.19)	(0.47)	(0.66)

Class I
Year Ended June 30, 2020	16.32	0.27	0.32	0.59	(0.31)	(0.34)	(0.65)
Year Ended June 30, 2019	16.44	0.27	0.60	0.87	(0.28)	(0.71)	(0.99)
Year Ended June 30, 2018	16.54	0.24	0.76	1.00	(0.29)	(0.81)	(1.10)
Year Ended June 30, 2017	15.16	0.23	1.39	1.62	(0.24)	—	(0.24)
Year Ended June 30, 2016	16.35	0.22	(0.62)	(0.40)	(0.32)	(0.47)	(0.79)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate

$16.24	3.30%	$1,036,841	0.82%	1.50%	1.13%	22%
16.30	5.57	827,067	1.03	1.43	1.41	29
16.43	5.77	586,609	1.07	1.09	1.44	26
16.52	10.37	997,894	1.02	1.09	1.46	33
15.14	(2.62)	1,978,218	1.02	1.22	1.50	29

16.16	2.81	1,370,145	1.35	0.93	1.66	22
16.20	5.02	2,488,282	1.53	0.90	1.90	29
16.33	5.25	3,427,701	1.54	0.67	1.91	26
16.44	9.89	3,709,864	1.51	0.70	1.95	33
15.07	(3.09)	5,187,943	1.50	0.62	1.98	29

16.26	3.54	469,598,287	0.54	1.68	0.81	22
16.32	5.87	147,356,503	0.78	1.71	1.15	29
16.44	6.03	160,835,084	0.79	1.42	1.16	26
16.54	10.73	175,172,082	0.74	1.44	1.18	33
15.16	(2.36)	247,656,863	0.72	1.40	1.20	29

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Access Growth Fund
Class A
Year Ended June 30, 2020	$17.74	$0.25	$0.16	$0.41	$(0.26)	$(0.52)	$(0.78)
Year Ended June 30, 2019	17.92	0.22	0.62	0.84	(0.23)	(0.79)	(1.02)
Year Ended June 30, 2018	17.83	0.19	1.16	1.35	(0.22)	(1.04)	(1.26)
Year Ended June 30, 2017	15.84	0.10	2.05	2.15	(0.16)	—	(0.16)
Year Ended June 30, 2016	17.22	0.12	(0.83)	(0.71)	(0.21)	(0.46)	(0.67)

Class C
Year Ended June 30, 2020	17.43	0.11	0.22	0.33	(0.14)	(0.52)	(0.66)
Year Ended June 30, 2019	17.65	0.14	0.59	0.73	(0.16)	(0.79)	(0.95)
Year Ended June 30, 2018	17.59	0.07	1.18	1.25	(0.15)	(1.04)	(1.19)
Year Ended June 30, 2017	15.65	0.02	2.03	2.05	(0.11)	—	(0.11)
Year Ended June 30, 2016	17.04	0.04	(0.83)	(0.79)	(0.14)	(0.46)	(0.60)

Class I
Year Ended June 30, 2020	17.75	0.27	0.18	0.45	(0.29)	(0.52)	(0.81)
Year Ended June 30, 2019	17.94	0.27	0.61	0.88	(0.28)	(0.79)	(1.07)
Year Ended June 30, 2018	17.84	0.22	1.19	1.41	(0.27)	(1.04)	(1.31)
Year Ended June 30, 2017	15.87	0.19	2.02	2.21	(0.24)	—	(0.24)
Year Ended June 30, 2016	17.27	0.17	(0.86)	(0.69)	(0.25)	(0.46)	(0.71)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate

$17.37	2.17%	$1,017,073	0.85%	1.47%	1.22%	21%
17.74	5.30	583,288	1.06	1.25	1.42	24
17.92	7.55	747,949	1.13	1.03	1.48	27
17.83	13.64	630,482	1.08	0.58	1.49	34
15.84	(4.07)	3,006,756	1.05	0.74	1.48	30

17.10	1.71	312,335	1.39	0.61	1.68	21
17.43	4.73	897,849	1.55	0.80	1.91	24
17.65	7.09	1,044,204	1.57	0.41	1.92	27
17.59	13.14	1,250,992	1.57	0.13	1.97	34
15.65	(4.60)	4,474,251	1.55	0.25	1.98	30

17.39	2.44	443,343,594	0.58	1.56	0.84	21
17.75	5.53	177,269,798	0.80	1.56	1.16	24
17.94	7.93	198,850,277	0.81	1.21	1.16	27
17.84	14.01	218,861,239	0.79	1.13	1.20	34
15.87	(3.90)	313,659,670	0.78	1.06	1.21	30

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Access Balanced Fund	Class A, Class C and Class I(1)	Diversified
JPMorgan Access Growth Fund	Class A, Class C and Class I(1)	Diversified

(1)	On April 3, 2020, the Funds’ Class L Shares were converted into Class I Shares. Additionally, as of April 3, 2020, the Class L Shares are no longer offered.

The investment objective of the JPMorgan Access Balanced Fund (“Access Balanced Fund”) is to seek total return.

The investment objective of the JPMorgan Access Growth Fund (“Access Growth Fund”) is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class L Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based

34	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”), (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$406,140	$—	$406,140
Air Freight & Logistics	—	58,961	—	58,961
Auto Components	59,225	97,879	—	157,104
Automobiles	—	196,211	—	196,211
Banks	131,814	624,071	—	755,885
Beverages	—	571,378	—	571,378
Biotechnology	73,622	323,330	—	396,952
Building Products	—	46,431	—	46,431
Capital Markets	9,872	538,093	—	547,965
Chemicals	—	576,584	—	576,584
Communications Equipment	—	69,577	—	69,577
Containers & Packaging	—	31,321	—	31,321
Diversified Financial Services	48,553	41,345	—	89,898
Diversified Telecommunication Services	—	335,703	—	335,703
Electric Utilities	—	300,448	—	300,448
Electrical Equipment	—	352,302	—	352,302
Electronic Equipment, Instruments & Components	—	644,201	—	644,201
Energy Equipment & Services	—	28,361	—	28,361
Equity Real Estate Investment Trusts (REITs)	—	47,146	—	47,146
Food & Staples Retailing	—	91,199	—	91,199
Food Products	—	685,330	—	685,330
Gas Utilities	—	18,469	—	18,469
Health Care Equipment & Supplies	231,933	466,521	—	698,454
Health Care Providers & Services	—	66,552	—	66,552
Hotels, Restaurants & Leisure	—	44,598	—	44,598
Household Durables	—	122,736	—	122,736

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Access Balanced Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Household Products	$—	$234,618	$—	$234,618
Independent Power and Renewable Electricity Producers	—	30,330	—	30,330
Industrial Conglomerates	—	234,721	—	234,721
Insurance	122,104	879,518	—	1,001,622
Interactive Media & Services	56,308	270,667	—	326,975
Internet & Direct Marketing Retail	117,894	107,636	—	225,530
IT Services	—	183,893	—	183,893
Life Sciences Tools & Services	—	20,989	—	20,989
Machinery	—	332,726	—	332,726
Media	—	140,036	—	140,036
Metals & Mining	—	221,965	—	221,965
Multiline Retail	—	30,394	—	30,394
Multi-Utilities	—	171,493	—	171,493
Oil, Gas & Consumable Fuels	84,177	182,981	—	267,158
Paper & Forest Products	—	50,020	—	50,020
Personal Products	—	466,451	—	466,451
Pharmaceuticals	155,821	1,618,255	—	1,774,076
Professional Services	—	301,122	—	301,122
Real Estate Management & Development	—	53,294	—	53,294
Road & Rail	57,104	46,397	—	103,501
Semiconductors & Semiconductor Equipment	362,023	521,493	—	883,516
Software	—	330,183	—	330,183
Specialty Retail	—	100,562	—	100,562
Technology Hardware, Storage & Peripherals	—	125,026	—	125,026
Textiles, Apparel & Luxury Goods	—	647,478	1	647,479
Tobacco	—	150,726	—	150,726
Trading Companies & Distributors	—	132,368	—	132,368
Wireless Telecommunication Services	84,240	171,849	—	256,089

Total Common Stocks	1,594,690	14,542,078	1	16,136,769

Exchange-Traded Funds	309,267,735	—	—	309,267,735
Investment Companies	134,920,926	—	—	134,920,926
Short-Term Investments
Investment Companies	5,514,050	—	—	5,514,050

Total Investments in Securities	$451,297,401	$14,542,078	$1	$465,839,480

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$—	$485,206	$—	$485,206
Air Freight & Logistics	—	85,984	—	85,984
Auto Components	68,576	113,982	—	182,558
Automobiles	—	224,150	—	224,150
Banks	132,782	733,397	—	866,179
Beverages	—	694,395	—	694,395
Biotechnology	88,180	418,078	—	506,258
Building Products	—	52,592	—	52,592
Capital Markets	11,427	655,124	—	666,551
Chemicals	—	689,549	—	689,549
Communications Equipment	—	82,332	—	82,332
Containers & Packaging	—	37,916	—	37,916
Diversified Financial Services	57,649	48,207	—	105,856

36	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

Access Growth Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Diversified Telecommunication Services	$—	$402,847	$—	$402,847
Electric Utilities	—	364,341	—	364,341
Electrical Equipment	—	415,502	—	415,502
Electronic Equipment, Instruments & Components	—	767,921	—	767,921
Energy Equipment & Services	—	32,883	—	32,883
Equity Real Estate Investment Trusts (REITs)	—	54,673	—	54,673
Food & Staples Retailing	—	101,013	—	101,013
Food Products	—	812,476	—	812,476
Gas Utilities	—	21,827	—	21,827
Health Care Equipment & Supplies	275,128	546,874	—	822,002
Health Care Providers & Services	—	76,642	—	76,642
Hotels, Restaurants & Leisure	—	50,555	—	50,555
Household Durables	—	140,221	—	140,221
Household Products	—	268,824	—	268,824
Independent Power and Renewable Electricity Producers	—	36,017	—	36,017
Industrial Conglomerates	—	270,874	—	270,874
Insurance	129,268	1,015,448	—	1,144,716
Interactive Media & Services	64,852	345,360	—	410,212
Internet & Direct Marketing Retail	133,610	128,375	—	261,985
IT Services	—	207,777	—	207,777
Life Sciences Tools & Services	—	24,401	—	24,401
Machinery	—	378,705	—	378,705
Media	—	152,900	—	152,900
Metals & Mining	—	260,078	—	260,078
Multiline Retail	—	35,237	—	35,237
Multi-Utilities	—	201,270	—	201,270
Oil, Gas & Consumable Fuels	91,242	210,065	—	301,307
Paper & Forest Products	—	56,986	—	56,986
Personal Products	—	538,329	—	538,329
Pharmaceuticals	177,362	1,876,665	—	2,054,027
Professional Services	—	332,240	—	332,240
Real Estate Management & Development	—	62,177	—	62,177
Road & Rail	69,329	46,397	—	115,726
Semiconductors & Semiconductor Equipment	433,357	598,759	—	1,032,116
Software	—	393,647	—	393,647
Specialty Retail	—	111,232	—	111,232
Technology Hardware, Storage & Peripherals	—	144,747	—	144,747
Textiles, Apparel & Luxury Goods	—	810,585	1	810,586
Tobacco	—	182,368	—	182,368
Trading Companies & Distributors	—	158,314	—	158,314
Wireless Telecommunication Services	99,786	195,857	—	295,643

Total Common Stocks	1,832,548	17,152,321	1	18,984,870

Exchange-Traded Funds	336,207,292	—	—	336,207,292
Investment Companies	76,986,734	—	—	76,986,734
Short-Term Investments
Investment Companies	5,367,658	—	—	5,367,658

Total Investments in Securities	$420,394,232	$17,152,321	$1	$437,546,554

As of June 30, 2020, certain investment companies with a fair value of $7,667,586 and $7,365,910 have not been categorized in the fair value hierarchy as these investment companies were measured using the NAV per share as a practical expedient for the Access Balanced Fund and Access Growth Fund, respectively.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Funds.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

As of June 30, 2020, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the consolidated financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchase cost amounts in the tables below. Included in the purchases and sales amounts in the tables below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or calculating portfolio turnover.

Access Balanced Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF(a)	$11,250,736	$—	$999,700	$100,849	$(980,040)	$9,371,845	414,500	$281,698	$—
JPMorgan BetaBuilders Developed Asia EX-Japan ETF(a)	—	1,496,723	—	—	(51,923)	1,444,800	64,500	7,789	—
JPMorgan BetaBuilders Europe ETF(a)	14,999,840	8,691,735	—	—	(2,029,267)	21,662,308	977,100	402,918	—
JPMorgan BetaBuilders Japan ETF(a)	1,500,898	6,494,414	300,203	24,165	(106,514)	7,612,760	332,000	75,179	—
JPMorgan Core Bond Fund Class R6 Shares(a)	53,014,071	20,408,488	14,608,424	(50,536)	2,845,800	61,609,399	4,976,527	1,652,466	277,466
JPMorgan Core Plus Bond Fund Class R6 Shares(a)	10,967,067	599,999	7,000,000	333,387	(12,080)	4,888,373	560,593	306,934	—
JPMorgan Corporate Bond Fund Class R6 Shares(a)	10,261,509	—	1,000,000	(8,772)	653,011	9,905,748	926,637	270,244	—
JPMorgan Equity Focus Fund Class I Shares(a)	1,448,680	—	1,046,218	—	(402,462)	—	—	—	—
JPMorgan Equity Focus Fund Class R6 Shares(a)	—	1,046,218	1,128,568	82,350	—	—	—	11,631	236,715
JPMorgan Equity Income Fund Class R6 Shares(a)	1,461,878	—	1,285,449	(179,162)	2,733	—	—	19,982	15,685
JPMorgan High Yield Fund Class R6 Shares(a)	—	27,000,000	500,000	23,134	1,506,435	28,029,569	4,240,479	278,947	—
JPMorgan Mortgage-Backed Securities Fund Class R6 Shares(a)	10,673,436	—	10,760,477	360,477	(273,436)	—	—	57,682	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40%(a)(b)	7,553,970	152,437,650	154,488,557	7,649	3,338	5,514,050	5,509,093	113,238	—
JPMorgan Short Duration Bond Fund Class R6 Shares(a)	9,864,411	—	5,500,001	145,397	(3,004)	4,506,803	405,288	205,514	—
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares(a)	1,468,744	—	1,116,113	213,562	(566,193)	—	—	7,569	292,692

Total	$134,465,240	$218,175,227	$199,733,710	$1,052,500	$586,398	$154,545,655		$3,691,791	$822,558

38	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

Access Growth Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders Canada ETF(a)	$15,214,120	$—	$—	$—	$(1,388,105)	$13,826,015	611,500	$394,974	$—
JPMorgan BetaBuilders Developed Asia EX-Japan ETF(a)	1,044,110	1,000,422	—	—	(243,572)	1,800,960	80,400	68,023	—
JPMorgan BetaBuilders Europe ETF(a)	19,333,020	13,287,542	—	—	(2,808,562)	29,812,000	1,344,700	534,084	—
JPMorgan BetaBuilders Japan ETF(a)	1,722,155	6,995,420	—	—	(91,309)	8,626,266	376,200	93,337	—
JPMorgan Core Bond Fund Class R6 Shares(a)	28,139,117	3,600,000	10,999,999	519,901	802,371	22,061,390	1,782,019	756,955	133,089
JPMorgan Equity Focus Fund Class I Shares(a)	3,302,979	—	2,385,367	—	(917,612)	—	—	—	—
JPMorgan Equity Focus Fund Class R6 Shares(a)	—	2,385,367	2,551,256	165,889	—	—	—	26,518	539,707
JPMorgan Equity Income Fund Class R6 Shares(a)	3,701,202	—	3,185,369	(589,286)	73,453	—	—	50,603	39,712
JPMorgan Global Research Enhanced Index Fund Class R6 Shares(a)	7,359,202	—	7,549,642	2,200,292	(2,009,852)	—	—	—	393
JPMorgan High Yield Fund Class R6 Shares(a)	—	25,000,000	1,000,000	47,690	1,375,572	25,423,262	3,846,182	256,378	—
JPMorgan Mortgage-Backed Securities Fund Class R6 Shares(a)	4,930,928	—	4,970,132	165,526	(126,322)	—	—	27,316	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40%(a)(b)	7,534,117	149,954,318	152,131,078	6,388	3,913	5,367,658	5,362,831	106,448	—
JPMorgan Short Duration Bond Fund Class R6 Shares(a)	5,025,127	—	800,001	24,829	78,912	4,328,867	389,287	117,581	—
JPMorgan U.S. Large Cap Core Plus Fund Class R6 Shares(a)	3,575,436	—	2,671,566	474,951	(1,378,821)	—	—	18,425	712,514

Total	$100,881,513	$202,223,069	$188,244,410	$3,016,180	$(6,629,934)	$111,246,418		$2,450,642	$1,425,415

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Consolidated Statements of Operations (“CSOPs”).

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows:

	Class A	Class C	Class I	Class L(1)	Total
Access Balanced Fund
Transfer agency fees	$146	$78	$3,917	$2,798	$6,939
Access Growth Fund
Transfer agency fees	679	53	5,809	1,891	8,432

(1)	Effective April 3, 2020, Class L Shares were converted into Class I Shares.

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOPs and are not included in the ratios to average net assets shown in the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Access Balanced Fund	$(78,951)	$754,165	$(675,214)
Access Growth Fund	(80,348)	716,990	(636,642)

The reclassifications for the Funds relate primarily to investments in passive foreign investment companies (“PFICs”).

40	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. Effective December 1, 2019, the investment advisory fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s average daily net assets. Prior to December 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.75% of each Fund’s average daily net assets. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, had contractually agreed to waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.30% through November 30, 2019.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. Effective December 1, 2019, the fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.30% of each Subsidiary’s respective average daily net assets. Prior to December 1, 2019, the fee was accrued daily and paid monthly at an annual rate of 0.75% of each Subsidiary’s respective average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiary and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital International, Inc. (formerly, Capital Guardian Trust Company) (“CII”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.25% of the portion of each Fund’s average daily net assets managed by JPMPI. Prior to December 1, 2019, the sub-advisory fee was 0.70%.

At June 30, 2020, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	96.4%	95.5%
CII	1.9	2.5
T.Rowe Price	1.7	2.0

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an effective rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class L Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS did not retain any front-end sales charges or CDSC.

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L(1)
Access Balanced Fund	0.25%	0.25%	0.25%	0.10%
Access Growth Fund	0.25	0.25	0.25	0.10

(1)	Effective April 3, 2020, Class L Shares were converted into Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOPs.

F. Waivers and Reimbursements — The Adviser has contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain underlying fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class I(1)	Class L(2)
Access Balanced Fund(3)	0.68%	1.18%	0.43%	0.43%
Access Growth Fund(3)	0.70	1.20	0.45	0.45

(1)	Effective April 4, 2020, the contractual expense percentages for Class I Shares were extended and are in place until at least April 3, 2022.
(2)	Effective April 3, 2020, Class L Shares were converted into Class I Shares.
(3)	Prior to December 1, 2019, the contractual expense limitations for the Funds were 1.55%, 2.05%, 1.30% and 1.15% for Class A, Class C, Class I and Class L Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2020 and are in place until at least November 30, 2020.

The Underlying Funds and ETFs may impose separate investment advisory and service fees. To avoid charging an investment advisory fee and a service fee at an effective rate above 0.30% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Class I Shares and 0.10% for shareholder servicing on affiliated investments for Class L Shares, the Adviser and JPMDS have contractually agreed to waive investment advisory and service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees and affiliated service fees charged by the affiliated Underlying Funds and ETFs. These contractual waivers are in place until at least November 30, 2020. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Access Balanced Fund	$1,067,968	$157,090	$77,517	$1,302,575	$—
Access Growth Fund	914,846	134,659	93,760	1,143,265	254

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient

42	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2020 was as follows:

Access Balanced Fund	$14,362
Access Growth Fund	13,951

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Funds may use related party broker-dealers. For the year ended June 30, 2020, the Access Balanced Fund and Access Growth Fund incurred $8 and $1, respectively, in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$110,846,203	$172,995,765
Access Growth Fund	100,503,308	152,241,036

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiaries, held at June 30, 2020 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$431,234,186	$45,961,370	$3,606,700	$42,354,670
Access Growth Fund	388,974,593	60,759,372	4,742,172	56,017,200

The Federal income tax unrealized appreciation (depreciation) includes unrealized depreciation of the Funds’ investments in their Subsidiaries of approximately $20 million and $17 million for the Access Balanced Fund and the Access Growth Fund, respectively, which, if realized, is not deductible for income tax purposes.

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in the subsidiary, wash sale loss deferrals and investments in PFICs.

The tax character of distributions paid during the fiscal year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$9,568,030	$10,267,594	$19,835,624
Access Growth Fund	8,129,438	13,919,095	22,048,533

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The tax character of distributions paid during the fiscal year ended June 30, 2019 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$10,503,147	$23,963,028	$34,466,175
Access Growth Fund	9,345,107	22,610,457	31,955,564

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$433,637	$14,826,374	$62,173,421
Access Growth Fund	416,203	14,289,169	73,050,272

For the Funds, the cumulative timing differences primarily consist of investments in PFICs and wash sale loss deferrals.

As of June 30, 2020, the Funds did not have any net capital loss carryforwards.

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

44	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

As of June 30, 2020, the Funds each had one individual shareholder and/or affiliated omnibus account which owned more than 10% of the respective Fund’s outstanding shares as follows:

% of the Fund
Access Balanced Fund	98.6%
Access Growth Fund	97.5

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments, if any, held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On August 11, 2020, the contractual expense limitations for Class A and Class C Shares of the Funds were extended until at least October 31, 2021.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (two of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related consolidated statements of operations for the year ended June 30, 2020, the consolidated statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the consolidated financial highlights for each of the five years in the period ended June 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the five years in the period ended June 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

46	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganaccessfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

48	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	49

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

50	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020 and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Access Balanced Fund
Class A
Actual	$1,000.00	$977.20	$3.39	0.69%
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class C
Actual	1,000.00	974.60	5.84	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class I
Actual	1,000.00	977.80	2.21	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45

JPMorgan Access Growth Fund
Class A
Actual	1,000.00	953.20	3.55	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Class C
Actual	1,000.00	951.00	5.92	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22
Class I
Actual	1,000.00	954.60	2.33	0.48
Hypothetical	1,000.00	1,022.48	2.41	0.48

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	51

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

52	JPMORGAN ACCESS FUNDS	JUNE 30, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Access Balanced Fund	$10,267,594
JPMorgan Access Growth Fund	13,919,095

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Access Balanced Fund	$3,047,228
JPMorgan Access Growth Fund	3,560,975

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2020, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2020 will be disclosed in the semiannual report for the period ended December 31, 2020.

JUNE 30, 2020	JPMORGAN ACCESS FUNDS	53

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020	AN-ACCESS-620

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2020

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	1

J.P. Morgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.44%
Russell 1000 Growth Index	23.28%

Net Assets as of 6/30/2020 (In Thousands)	$1,114,382

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the real estate and health care sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Oracle Corp. and Euronet Worldwide Inc., and its underweight position in Tesla, Inc. Shares of Oracle, a software company, fell amid several consecutive quarters of weak revenue growth. Shares of Euronet Worldwide, a provider of electronic payment and transaction services, fell after the company reported lower-than-expected earnings for the first quarter of 2020. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory.

Leading individual contributors to relative performance included the Fund’s underweight position in Boeing Co. and its overweight positions in Lam Research Corp. and MSCI Inc. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal third quarter ended March 29, 2020 and forecast strong demand for its products. Shares of MSCI, a provider of financial services technology and market indexes, rose after the company reported better-than-expected earnings for the first quarter of 2020 and reported growth in recurring subscriptions for its services.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	9.8%
2.	Apple, Inc.	8.5
3.	Amazon.com, Inc.	6.7
4.	Facebook, Inc., Class A	3.5
5.	Mastercard, Inc., Class A	3.0
6.	AbbVie, Inc.	2.7
7.	Amgen, Inc.	2.2
8.	Alphabet, Inc., Class A	2.2
9.	Oracle Corp.	2.1
10.	eBay, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	43.9%
Health Care	15.0
Consumer Discretionary	14.4
Communication Services	11.5
Industrials	4.2
Consumer Staples	3.6
Financials	1.8
Real Estate	1.8
Materials	1.1
Energy	0.6
Short-Term Investments	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		9.10%	11.36%	14.91%
Without Sales Charge		15.15	12.57	15.52
CLASS C SHARES	February 19, 2005
With CDSC**		13.59	12.02	14.96
Without CDSC		14.59	12.02	14.96
CLASS I SHARES	February 28, 2003	15.44	12.85	15.82
CLASS R2 SHARES	November 3, 2008	14.88	12.30	15.24
CLASS R5 SHARES	May 15, 2006	15.61	13.05	16.04
CLASS R6 SHARES	November 2, 2015	15.74	13.13	16.08

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Growth Fund and the Russell 1000 Growth Index, from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(4.35)%
Russell Midcap Index	(2.24)%

Net Assets as of 6/30/2020 (In Thousands)	$390,665

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the information technology sector and its security selection and underweight position in the consumer staples sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the real estate and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Xerox Holdings Corp., Sinclair Broadcast Group Inc. and US Foods Holding Corp. Shares of Xerox Holdings, a provider of printing and digital document services, fell after the company reported lower-than-expected earnings for the first quarter of 2020 and withdrew its 2020 earnings forecast due to uncertainty amid the COVID-19 pandemic. Shares of Sinclair Broadcast Group, a television broadcaster, fell amid investor expectations for declining advertising revenue in response to the COVID-19 pandemic. Shares of US Foods Holding, a distributor to restaurants and institutional food service providers, fell amid the closure of restaurants and institutional kitchens in response to the COVID-19 pandemic.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Equinix Inc. and its overweight positions in Moderna Inc. and Lam Research Corp. Shares of Equinix, an operator of collocation space and data centers, rose amid investor expectations for increased demand for data centers in response to office closures during the COVID-19 pandemic. Shares of Moderna, a drug development company, rose on investor expectations that it would develop a vaccine for COVID-19. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal third quarter ended March 29, 2020 and forecast strong demand for its products.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Arrow Electronics, Inc.	1.8%
2.	Dolby Laboratories, Inc., Class A	1.6
3.	Timken Co. (The)	1.6
4.	Xerox Holdings Corp.	1.6
5.	Centene Corp.	1.5
6.	PulteGroup, Inc.	1.5
7.	NCR Corp.	1.5
8.	DXC Technology Co.	1.5
9.	Dell Technologies, Inc., Class C	1.4
10.	Vistra Energy Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.9%
Industrials	13.8
Health Care	12.1
Consumer Discretionary	9.9
Financials	9.1
Real Estate	7.1
Communication Services	5.1
Utilities	4.9
Materials	4.6
Consumer Staples	3.8
Energy	2.4
Short-Term Investments	6.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge*		(9.58)%	2.54%	9.89%
Without Sales Charge		(4.57)	3.65	10.49
CLASS C SHARES	March 22, 1999
With CDSC**		(6.06)	3.09	9.84
Without CDSC		(5.06)	3.09	9.84
CLASS I SHARES	June 1, 1991	(4.35)	3.91	10.77
CLASS R3 SHARES	September 9, 2016	(4.58)	3.65	10.49
CLASS R4 SHARES	September 9, 2016	(4.33)	3.90	10.77
CLASS R6 SHARES	November 2, 2015	(4.14)	4.15	10.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.

Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Mid Cap Fund and the Russell Midcap

Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(10.24)%
Russell 1000 Value Index	(8.84)%

Net Assets as of 6/30/2020 (In Thousands)	$255,766

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the utilities and materials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s overweight position and security selection in the information technology sector and its security selection in the consumer discretionary sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Sinclair Broadcast Group Inc. and United Airlines Holdings Inc., and its underweight position in Intel Corp. Shares of Sinclair Broadcast Group, a television broadcaster, fell amid investor expectations for declining advertising revenue in response to the COVID-19 pandemic. Share of United Airlines Holdings, a passenger airline operator, fell amid a sharp decline in travel due to the COVID-19 pandemic. Shares of Intel, a semiconductor manufacturer, rose amid general strength in the semiconductor manufacturing sector during the reporting period.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in American Tower Corp. and its overweight positions in Lam Research Corp. and AbbVie Inc. Shares of American Tower, a real estate investment trust that owns and operates communications properties, rose amid investor expectations that the company would benefit from the build out of the so-called 5G communications network. Shares of Lam Research, a maker of semiconductor manufacturing equipment, rose after the company reported better-than-expected earnings for its fiscal third quarter ended March 29, 2020 and forecast strong demand for its products. Shares of AbbVie, a drug development company focused on autoimmune diseases, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020 and reiterated its earnings forecast for 2020.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Verizon Communications, Inc.	3.0%
2.	Bank of America Corp.	2.5
3.	Procter & Gamble Co. (The)	2.1
4.	AbbVie, Inc.	2.0
5.	Anthem, Inc.	2.0
6.	Allstate Corp. (The)	1.9
7.	Citigroup, Inc.	1.9
8.	Bristol-Myers Squibb Co.	1.8
9.	Altria Group, Inc.	1.7
10.	Berkshire Hathaway, Inc., Class B	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Financials	16.5%
Health Care	14.7
Information Technology	11.2
Industrials	10.1
Communication Services	8.9
Consumer Staples	8.8
Consumer Discretionary	6.2
Utilities	5.8
Energy	5.5
Real Estate	4.9
Materials	4.6
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		(15.14)%	1.72%	9.19%
Without Sales Charge		(10.44)	2.82	9.78
CLASS C SHARES	February 19, 2005
With CDSC**		(11.88)	2.32	9.24
Without CDSC		(10.88)	2.32	9.24
CLASS I SHARES	February 28, 2003	(10.24)	3.03	9.98
CLASS R2 SHARES	November 3, 2008	(10.69)	2.55	9.50
CLASS R5 SHARES	May 15, 2006	(10.08)	3.21	10.18
CLASS R6 SHARES	November 30, 2010	(10.03)	3.28	10.25

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Intrepid Value Fund and the Russell 1000 Value Index, from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.86%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$40,700

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s underweight position and security selection in the energy sector and its security selection in the consumer staples sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the financials and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in American Tower Corp., Hologic Inc. and General Mills Inc. Shares of American Tower Corp., a real estate investment trust that owns and operates communications properties, rose amid investor expectations that the company would benefit from the build out of the 5G communications network. Shares of Hologic, a maker of medical diagnostics and surgical products, rose amid demand for its coronavirus tests in response to the COVID-19 pandemic. Shares of General Mills, a maker of branded consumer foods, rose on growth in demand for packaged foods as consumers began at-home quarantines in response to the COVID-19 pandemic.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Apple Inc. and Amazon.com Inc., and its overweight position in Cisco Systems Inc. Shares of Apple, a maker of mobile devices, computers, software and related services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades. Shares of Amazon.com, a provider of online retail products and services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic, as well as investor demand for large cap technology sector stocks. Shares of Cisco Systems, a provider of internet networking products and services, fell in the first half of the reporting period after the company issued two consecutive quarters of weaker-than-expected earnings forecasts.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	8.5%
2.	Home Depot, Inc. (The)	3.6
3.	Procter & Gamble Co. (The)	3.5
4.	Verizon Communications, Inc.	3.3
5.	Walt Disney Co. (The)	3.1
6.	Mastercard, Inc., Class A	3.1
7.	Cisco Systems, Inc.	2.8
8.	Target Corp.	2.6
9.	Bank of America Corp.	2.4
10.	Amgen, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.3%
Health Care	13.2
Financials	10.8
Consumer Discretionary	10.6
Communication Services	8.5
Industrials	8.3
Consumer Staples	6.4
Real Estate	5.4
Materials	1.4
Utilities	1.4
Short-Term Investments	4.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	9

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		3.82%	8.68%	13.24%
Without Sales Charge		9.57	9.86	13.85
CLASS C SHARES	February 19, 2005
With CDSC**		8.03	9.31	13.30
Without CDSC		9.03	9.31	13.30
CLASS I SHARES	February 28, 2003	9.86	10.14	14.14

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.0%

Aerospace & Defense — 0.8%

Northrop Grumman Corp.	10	2,951

Raytheon Technologies Corp.	93	5,700

		8,651

Airlines — 0.3%

Delta Air Lines, Inc.	101	2,830

Automobiles — 1.1%

Tesla, Inc. *	11	11,878

Biotechnology — 6.9%

AbbVie, Inc.	308	30,274

Alexion Pharmaceuticals, Inc. *	38	4,299

Amgen, Inc.	105	24,870

Exelixis, Inc. *	261	6,194

Vertex Pharmaceuticals, Inc. *	37	10,829

		76,466

Building Products — 0.8%

Fortune Brands Home & Security, Inc.	68	4,316

Owens Corning	75	4,204

		8,520

Capital Markets — 1.1%

MSCI, Inc.	15	4,907

State Street Corp.	120	7,639

		12,546

Commercial Services & Supplies — 0.2%

Waste Management, Inc.	21	2,203

Communications Equipment — 0.5%

Cisco Systems, Inc.	123	5,732

Construction & Engineering — 0.3%

MasTec, Inc. * (a)	76	3,406

Construction Materials — 0.2%

Eagle Materials, Inc. (a)	32	2,240

Containers & Packaging — 0.8%

Berry Global Group, Inc. *	11	496

Crown Holdings, Inc. *	127	8,259

		8,755

Diversified Consumer Services — 0.8%

Chegg, Inc. *	49	3,316

H&R Block, Inc.	396	5,649

		8,965

Diversified Telecommunication Services — 0.5%

AT&T, Inc.	179	5,414

INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 2.5%

Electronic Arts, Inc. *	84	11,132

Netflix, Inc. *	18	8,009

Take-Two Interactive Software, Inc. *	65	9,072

		28,213

Equity Real Estate Investment Trusts (REITs) — 1.8%

American Tower Corp.	52	13,548

Invitation Homes, Inc.	219	6,029

		19,577

Food & Staples Retailing — 1.1%

Kroger Co. (The)	116	3,923

Sprouts Farmers Market, Inc. *	324	8,299

		12,222

Food Products — 1.7%

Campbell Soup Co.	86	4,258

JM Smucker Co. (The)	40	4,201

TreeHouse Foods, Inc. * (a)	174	7,604

Tyson Foods, Inc., Class A	47	2,818

		18,881

Health Care Equipment & Supplies — 0.6%

Becton Dickinson and Co.	27	6,508

Health Care Providers & Services — 4.3%

Anthem, Inc.	66	17,252

Cigna Corp.	29	5,404

CVS Health Corp.	79	5,113

Humana, Inc.	35	13,377

UnitedHealth Group, Inc.	23	6,784

		47,930

Health Care Technology — 0.7%

Veeva Systems, Inc., Class A *	32	7,431

Household Durables — 1.1%

Lennar Corp., Class A	72	4,406

PulteGroup, Inc.	247	8,405

		12,811

Household Products — 0.8%

Procter & Gamble Co. (The)	76	9,087

Insurance — 0.7%

Allstate Corp. (The)	45	4,326

Lincoln National Corp.	97	3,572

		7,898

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 7.6%

Alphabet, Inc., Class A *	17	24,249

Alphabet, Inc., Class C *	15	20,639

Facebook, Inc., Class A *	173	39,373

		84,261

Internet & Direct Marketing Retail — 9.3%

Amazon.com, Inc. *	27	74,764

Booking Holdings, Inc. *	3	4,936

eBay, Inc.	403	21,116

Expedia Group, Inc.	36	2,951

		103,767

IT Services — 10.8%

Accenture plc, Class A	78	16,662

Akamai Technologies, Inc. *	85	9,060

Amdocs Ltd.	127	7,732

DXC Technology Co.	256	4,222

Euronet Worldwide, Inc. *	56	5,347

International Business Machines Corp.	137	16,485

Mastercard, Inc., Class A	112	33,119

PayPal Holdings, Inc. *	50	8,746

Visa, Inc., Class A (a)	86	16,651

WEX, Inc. *	14	2,244

		120,268

Life Sciences Tools & Services — 0.7%

IQVIA Holdings, Inc. * (a)	59	8,300

Machinery — 0.7%

Deere & Co.	25	3,866

PACCAR, Inc.	55	4,102

		7,968

Media — 0.9%

Charter Communications, Inc., Class A *	11	5,764

Discovery, Inc., Class A * (a)	203	4,283

		10,047

Metals & Mining — 0.1%

Newmont Corp.	16	963

Reliance Steel & Aluminum Co.	5	465

		1,428

Multiline Retail — 0.9%

Target Corp.	84	10,062

Oil, Gas & Consumable Fuels — 0.6%

Cheniere Energy, Inc. *	120	5,788

EOG Resources, Inc.	22	1,130

		6,918

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 1.9%

Bristol-Myers Squibb Co.	355	20,874

Professional Services — 0.4%

FTI Consulting, Inc. *	24	2,749

ManpowerGroup, Inc.	24	1,657

		4,406

Road & Rail — 0.7%

CSX Corp.	111	7,727

Semiconductors & Semiconductor Equipment — 6.1%

Applied Materials, Inc.	295	17,833

Lam Research Corp.	63	20,216

NVIDIA Corp.	37	14,209

Qorvo, Inc. *	19	2,144

QUALCOMM, Inc.	155	14,119

		68,521

Software — 16.4%

CDK Global, Inc.	64	2,655

Fortinet, Inc. *	65	8,923

Intuit, Inc.	52	15,313

j2 Global, Inc. * (a)	96	6,093

Microsoft Corp.	535	108,889

Oracle Corp.	418	23,108

Palo Alto Networks, Inc. *	19	4,341

SS&C Technologies Holdings, Inc.	38	2,146

VMware, Inc., Class A * (a)	74	11,413

		182,881

Specialty Retail — 1.1%

Best Buy Co., Inc.	108	9,399

Williams-Sonoma, Inc.	39	3,190

		12,589

Technology Hardware, Storage & Peripherals — 10.1%

Apple, Inc.	259	94,355

Dell Technologies, Inc., Class C *	190	10,450

NetApp, Inc.	107	4,734

Xerox Holdings Corp.	169	2,586

		112,125

Trading Companies & Distributors — 0.1%

United Rentals, Inc. * (a)	9	1,401

Total Common Stocks (Cost $749,118)		1,091,707

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

INVESTMENTS	NO. OF RIGHTS (000)	VALUE ($000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $71)	33	119

	SHARES (000)
Short-Term Investments — 2.1%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $12,437)	12,436	12,447

Investment of Cash Collateral From Securities Loaned — 1.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d) (Cost $11,327)	11,327	11,327

Total Short-Term Investments (Cost $23,764)		23,774

Total Investments — 100.1% (Cost $772,953)		1,115,600
Liabilities in Excess of Other Assets — (0.1)%		(1,218)

NET ASSETS — 100.0%		1,114,382

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $11,233,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — 97.9%

Aerospace & Defense — 1.8%

Axon Enterprise, Inc. *	4		402

Curtiss-Wright Corp.	35		3,097

HEICO Corp., Class A	16		1,314

Huntington Ingalls Industries, Inc.	6		1,024

Spirit AeroSystems Holdings, Inc., Class A	16		387

Teledyne Technologies, Inc. *	2		575

Textron, Inc.	11		355

			7,154

Air Freight & Logistics — 1.1%

CH Robinson Worldwide, Inc.	13		1,048

Expeditors International of Washington, Inc.	29		2,197

XPO Logistics, Inc. *	14		1,091

			4,336

Airlines — 0.9%

Alaska Air Group, Inc.	48		1,726

JetBlue Airways Corp. *	178		1,940

			3,666

Banks — 2.2%

First Horizon National Corp. (a)	100		998

KeyCorp	53		646

Popular, Inc. (Puerto Rico)	118		4,380

Regions Financial Corp.	50		553

Signature Bank	11		1,155

SVB Financial Group *	5		1,008

			8,740

Biotechnology — 1.8%

BioMarin Pharmaceutical, Inc. *	5		672

Bluebird Bio, Inc. *	20		1,230

Exelixis, Inc. *	27		650

Incyte Corp. *	4		395

Moderna, Inc. * (a)	50		3,239

Neurocrine Biosciences, Inc. *	6		747

Sarepta Therapeutics, Inc. *	—	(b)	76

			7,009

Building Products — 1.7%

Masco Corp.	32		1,627

Trane Technologies plc	55		4,896

			6,523

Capital Markets — 3.4%

Affiliated Managers Group, Inc.	3		196

Ameriprise Financial, Inc.	11		1,650

Cboe Global Markets, Inc.	1		110

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Evercore, Inc., Class A	6	327

Invesco Ltd.	34	362

KKR & Co., Inc.	15	463

Lazard Ltd., Class A	5	150

LPL Financial Holdings, Inc.	53	4,181

Morningstar, Inc.	15	2,104

State Street Corp.	44	2,796

Virtu Financial, Inc., Class A	45	1,050

		13,389

Chemicals — 1.5%

Axalta Coating Systems Ltd. *	27	604

Cabot Corp.	3	99

Eastman Chemical Co. (a)	1	96

Huntsman Corp.	174	3,135

Valvoline, Inc.	103	1,986

		5,920

Communications Equipment — 0.9%

Ciena Corp. *	7	375

F5 Networks, Inc. *	22	3,055

		3,430

Construction & Engineering — 0.2%

AECOM *	23	846

Containers & Packaging — 1.8%

Ardagh Group SA	76	979

Avery Dennison Corp.	6	693

Berry Global Group, Inc. *	51	2,238

Graphic Packaging Holding Co.	220	3,075

Westrock Co.	5	141

		7,126

Distributors — 0.8%

LKQ Corp. *	114	2,982

Diversified Consumer Services — 0.2%

frontdoor, Inc. *	17	757

Diversified Financial Services — 0.6%

Equitable Holdings, Inc. (a)	111	2,133

Jefferies Financial Group, Inc.	12	194

Voya Financial, Inc.	3	117

		2,444

Diversified Telecommunication Services — 0.5%

CenturyLink, Inc. (a)	199	1,997

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Entergy Corp.	5	457

FirstEnergy Corp.	27	1,033

NRG Energy, Inc.	148	4,810

PG&E Corp. * (a)	78	691

		6,991

Electrical Equipment — 0.6%

AMETEK, Inc.	12	1,034

Regal Beloit Corp.	17	1,481

		2,515

Electronic Equipment, Instruments & Components — 5.0%

Arrow Electronics, Inc. *	108	7,403

Avnet, Inc.	96	2,674

CDW Corp.	10	1,165

Dolby Laboratories, Inc., Class A	102	6,689

National Instruments Corp.	37	1,435

		19,366

Energy Equipment & Services — 0.2%

Baker Hughes Co.	24	370

National Oilwell Varco, Inc. (a)	34	415

		785

Entertainment — 1.3%

Activision Blizzard, Inc.	6	429

Live Nation Entertainment, Inc. * (a)	17	734

Roku, Inc. *	6	722

Take-Two Interactive Software, Inc. *	24	3,301

		5,186

Equity Real Estate Investment Trusts (REITs) — 7.4%

Alexandria Real Estate Equities, Inc. (a)	5	872

Americold Realty Trust	21	760

Boston Properties, Inc.	1	124

Brandywine Realty Trust	9	97

Camden Property Trust	5	436

Cousins Properties, Inc.	7	204

Douglas Emmett, Inc.	6	188

Duke Realty Corp.	44	1,554

Empire State Realty Trust, Inc., Class A	7	51

EPR Properties	4	136

Equinix, Inc.	5	3,249

Equity LifeStyle Properties, Inc.	17	1,065

Federal Realty Investment Trust	28	2,416

Gaming and Leisure Properties, Inc.	62	2,150

Healthcare Trust of America, Inc., Class A	4	113

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Highwoods Properties, Inc.	6	207

Host Hotels & Resorts, Inc. (a)	322	3,479

Hudson Pacific Properties, Inc.	14	355

Invitation Homes, Inc.	75	2,070

Medical Properties Trust, Inc.	26	479

Mid-America Apartment Communities, Inc.	2	185

Paramount Group, Inc.	98	756

Park Hotels & Resorts, Inc.	13	128

Realty Income Corp.	26	1,529

Regency Centers Corp.	4	197

Sun Communities, Inc.	8	1,136

VEREIT, Inc.	29	186

VICI Properties, Inc. (a)	155	3,124

Vornado Realty Trust	15	556

Weingarten Realty Investors	14	256

Weyerhaeuser Co.	47	1,051

		29,109

Food & Staples Retailing — 1.1%

Kroger Co. (The)	18	620

Sprouts Farmers Market, Inc. * (a)	142	3,626

		4,246

Food Products — 2.4%

Archer-Daniels-Midland Co.	64	2,563

Hershey Co. (The)	13	1,717

Pilgrim’s Pride Corp. * (a)	127	2,153

TreeHouse Foods, Inc. *	16	718

Tyson Foods, Inc., Class A	40	2,390

		9,541

Gas Utilities — 0.1%

National Fuel Gas Co.	7	274

Health Care Equipment & Supplies — 3.1%

Cooper Cos., Inc. (The)	1	163

Dentsply Sirona, Inc.	22	969

Hill-Rom Holdings, Inc.	14	1,562

Hologic, Inc. *	28	1,620

ICU Medical, Inc. *	4	793

SmileDirectClub, Inc. * (a)	264	2,085

Teleflex, Inc.	3	919

Zimmer Biomet Holdings, Inc.	33	3,906

		12,017

Health Care Providers & Services — 4.9%

AmerisourceBergen Corp.	18	1,766

Cardinal Health, Inc.	65	3,415

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Centene Corp. *	100	6,323

DaVita, Inc. *	18	1,448

McKesson Corp.	24	3,739

Premier, Inc., Class A *	67	2,303

		18,994

Health Care Technology — 0.1%

Change Healthcare, Inc. *	40	445

Hotels, Restaurants & Leisure — 1.8%

Domino’s Pizza, Inc.	10	3,704

Hilton Worldwide Holdings, Inc.	9	679

Wendy’s Co. (The)	27	579

Wyndham Destinations, Inc.	73	2,069

		7,031

Household Durables — 3.4%

Garmin Ltd. (a)	20	1,974

Newell Brands, Inc.	251	3,991

PulteGroup, Inc.	184	6,252

Tempur Sealy International, Inc. *	16	1,142

		13,359

Independent Power and Renewable Electricity Producers — 2.5%

AES Corp. (The)	327	4,735

Vistra Energy Corp.	278	5,185

		9,920

Industrial Conglomerates — 0.2%

Carlisle Cos., Inc.	7	808

Insurance — 2.5%

Alleghany Corp.	1	391

American Financial Group, Inc.	12	774

American National Insurance Co.	2	119

Arch Capital Group Ltd. *	13	370

Assurant, Inc.	2	176

Assured Guaranty Ltd.	38	934

Axis Capital Holdings Ltd.	14	549

Everest Re Group Ltd.	7	1,427

Fidelity National Financial, Inc.	13	405

First American Financial Corp.	28	1,333

Hanover Insurance Group, Inc. (The)	12	1,173

Hartford Financial Services Group, Inc. (The)	28	1,074

Lincoln National Corp.	24	888

Reinsurance Group of America, Inc.	1	92

		9,705

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 1.6%

InterActive Corp. *	11	3,461

Twitter, Inc. *	88	2,628

		6,089

IT Services — 5.6%

Black Knight, Inc. *	34	2,481

DXC Technology Co.	359	5,921

Fidelity National Information Services, Inc.	23	3,146

Fiserv, Inc. *	27	2,604

Global Payments, Inc.	11	1,838

Leidos Holdings, Inc.	36	3,403

Sabre Corp. (a)	167	1,342

Science Applications International Corp.	13	1,002

Switch, Inc., Class A (a)	18	316

		22,053

Leisure Products — 0.3%

Hasbro, Inc.	8	570

Mattel, Inc. * (a)	60	577

		1,147

Life Sciences Tools & Services — 1.1%

Agilent Technologies, Inc.	29	2,547

PPD, Inc. * (a)	39	1,044

Repligen Corp. *	6	692

		4,283

Machinery — 3.7%

Crane Co.	29	1,702

Ingersoll Rand, Inc. * (a)	48	1,360

PACCAR, Inc.	63	4,691

Timken Co. (The)	144	6,569

		14,322

Media — 1.9%

Discovery, Inc., Class C *	79	1,517

DISH Network Corp., Class A *	66	2,288

Fox Corp., Class B	77	2,062

Nexstar Media Group, Inc., Class A (a)	19	1,561

		7,428

Metals & Mining — 1.5%

Freeport-McMoRan, Inc.	76	885

Newmont Corp.	44	2,716

Nucor Corp.	7	270

Reliance Steel & Aluminum Co.	2	147

Steel Dynamics, Inc.	68	1,778

		5,796

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Mortgage Real Estate Investment Trusts (REITs) — 0.4%

AGNC Investment Corp.	15	191

New Residential Investment Corp.	21	153

Starwood Property Trust, Inc.	74	1,102

		1,446

Multiline Retail — 0.9%

Dollar General Corp.	15	2,911

Kohl’s Corp.	27	552

		3,463

Multi-Utilities — 0.5%

CenterPoint Energy, Inc.	25	460

Consolidated Edison, Inc.	12	854

MDU Resources Group, Inc.	28	622

		1,936

Oil, Gas & Consumable Fuels — 2.3%

Cabot Oil & Gas Corp.	141	2,419

Cheniere Energy, Inc. *	30	1,425

Cimarex Energy Co.	8	233

HollyFrontier Corp.	93	2,722

Murphy Oil Corp.	29	401

Pioneer Natural Resources Co.	9	840

Valero Energy Corp.	7	407

Williams Cos., Inc. (The)	21	406

		8,853

Personal Products — 0.4%

Herbalife Nutrition Ltd. * (a)	39	1,756

Pharmaceuticals — 1.8%

Elanco Animal Health, Inc. *	52	1,124

Jazz Pharmaceuticals plc *	17	1,864

Mylan NV *	94	1,513

Nektar Therapeutics * (a)	54	1,247

Perrigo Co. plc	21	1,147

		6,895

Professional Services — 2.2%

CoStar Group, Inc. *	5	3,607

ManpowerGroup, Inc.	14	937

Nielsen Holdings plc	33	483

TransUnion	43	3,699

		8,726

Road & Rail — 0.4%

Landstar System, Inc.	6	635

Schneider National, Inc., Class B	37	915

		1,550

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 1.4%

Lam Research Corp.	12	3,978

ON Semiconductor Corp. * (a)	76	1,513

		5,491

Software — 3.1%

FireEye, Inc. *	215	2,615

Medallia, Inc. *	34	848

Palo Alto Networks, Inc. *	11	2,429

Pluralsight, Inc., Class A *	63	1,141

Proofpoint, Inc. *	27	3,022

Synopsys, Inc. *	10	1,862

		11,917

Specialty Retail — 2.9%

Advance Auto Parts, Inc. (a)	18	2,593

AutoZone, Inc. *	1	761

Best Buy Co., Inc.	40	3,508

Burlington Stores, Inc. *	2	364

Dick’s Sporting Goods, Inc.	64	2,641

Foot Locker, Inc.	19	551

Ulta Beauty, Inc. *	1	183

Williams-Sonoma, Inc.	7	566

		11,167

Technology Hardware, Storage & Peripherals — 5.9%

Dell Technologies, Inc., Class C *	103	5,661

NCR Corp. *	349	6,045

NetApp, Inc.	65	2,884

Pure Storage, Inc., Class A *	35	613

Western Digital Corp.	33	1,440

Xerox Holdings Corp.	417	6,371

		23,014

Textiles, Apparel & Luxury Goods — 0.1%

Ralph Lauren Corp.	7	502

Thrifts & Mortgage Finance — 0.4%

MGIC Investment Corp.	182	1,493

Trading Companies & Distributors — 1.5%

HD Supply Holdings, Inc. *	39	1,339

Univar Solutions, Inc. * (a)	134	2,259

WW Grainger, Inc.	7	2,168

		5,766

Water Utilities — 0.2%

American Water Works Co., Inc.	5	579

Essential Utilities, Inc.	8	351

		930

Total Common Stocks (Cost $337,510)		382,634

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 6.6%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $4,826)	4,824	4,828

Investment of Cash Collateral from Securities Loaned — 5.4%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	14,998	15,004

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	5,757	5,757

Total Investment of Cash Collateral from Securities Loaned (Cost $20,758)		20,761

Total Short-Term Investments (Cost $25,584)		25,589

Total Investments — 104.5% (Cost $363,094)		408,223
Liabilities in Excess of Other Assets — (4.5)%		(17,558)

NET ASSETS — 100.0%		390,665

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $18,506,000.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)

Long Contracts

S&P Midcap 400 E-Mini Index	27	09/2020	USD	4,801	108

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Aerospace & Defense — 1.3%

Northrop Grumman Corp.	7	2,213

Raytheon Technologies Corp.	19	1,171

		3,384

Airlines — 0.3%

Delta Air Lines, Inc.	29	813

Auto Components — 0.4%

Lear Corp.	9	1,025

Banks — 7.5%

Bank of America Corp.	274	6,509

Citigroup, Inc.	95	4,879

Citizens Financial Group, Inc.	65	1,628

Popular, Inc. (Puerto Rico)	31	1,149

Sterling Bancorp	101	1,180

Truist Financial Corp.	62	2,321

Western Alliance Bancorp	33	1,242

		18,908

Biotechnology — 4.7%

AbbVie, Inc.	53	5,240

Alexion Pharmaceuticals, Inc. *	14	1,571

Amgen, Inc.	12	2,723

Biogen, Inc. *	6	1,579

Gilead Sciences, Inc.	12	916

		12,029

Building Products — 1.4%

Fortune Brands Home & Security, Inc. (a)	21	1,330

Owens Corning	40	2,225

		3,555

Capital Markets — 1.9%

Ameriprise Financial, Inc.	14	2,101

State Street Corp.	42	2,662

		4,763

Chemicals — 3.0%

Axalta Coating Systems Ltd. *	45	1,024

Celanese Corp.	16	1,390

CF Industries Holdings, Inc.	55	1,559

DuPont de Nemours, Inc.	20	1,057

Eastman Chemical Co. (a)	10	717

Huntsman Corp.	86	1,540

LyondellBasell Industries NV, Class A	6	375

		7,662

Communications Equipment — 1.2%

Cisco Systems, Inc.	67	3,125

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 1.2%

AECOM *	29	1,090

MasTec, Inc. *	42	1,889

		2,979

Consumer Finance — 1.1%

Ally Financial, Inc.	37	724

American Express Co.	15	1,409

Discover Financial Services	14	706

		2,839

Containers & Packaging — 1.5%

Ball Corp.	8	528

Berry Global Group, Inc. *	5	222

Crown Holdings, Inc. *	34	2,240

Silgan Holdings, Inc.	23	755

		3,745

Diversified Consumer Services — 0.5%

H&R Block, Inc.	98	1,397

Diversified Financial Services — 2.5%

Berkshire Hathaway, Inc., Class B *	24	4,338

Voya Financial, Inc.	46	2,127

		6,465

Diversified Telecommunication Services — 4.1%

AT&T, Inc.	58	1,759

CenturyLink, Inc.	75	752

Verizon Communications, Inc.	143	7,862

		10,373

Electric Utilities — 5.1%

American Electric Power Co., Inc.	17	1,378

Entergy Corp.	20	1,876

Exelon Corp.	107	3,887

NextEra Energy, Inc.	5	1,129

NRG Energy, Inc.	60	1,963

OGE Energy Corp.	24	716

Southern Co. (The)	36	1,882

		12,831

Electrical Equipment — 0.6%

Eaton Corp. plc (a)	19	1,618

Energy Equipment & Services — 0.7%

Baker Hughes Co.	42	649

TechnipFMC plc (United Kingdom)	152	1,037

		1,686

Entertainment — 1.6%

Electronic Arts, Inc. *	31	4,146

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — 4.9%

American Tower Corp.	10	2,482

Essex Property Trust, Inc.	9	1,971

Extra Space Storage, Inc.	7	619

Invitation Homes, Inc.	87	2,403

Kilroy Realty Corp.	20	1,186

Paramount Group, Inc.	199	1,532

SL Green Realty Corp.	6	286

STORE Capital Corp.	41	974

VEREIT, Inc.	188	1,206

		12,659

Food & Staples Retailing — 2.3%

Kroger Co. (The)	65	2,194

Sprouts Farmers Market, Inc. *	85	2,167

Walgreens Boots Alliance, Inc.	39	1,649

		6,010

Food Products — 2.2%

Kraft Heinz Co. (The)	67	2,124

Pilgrim’s Pride Corp. *	41	694

TreeHouse Foods, Inc. *	14	591

Tyson Foods, Inc., Class A	39	2,329

		5,738

Health Care Equipment & Supplies — 1.2%

Hologic, Inc. *	32	1,807

Zimmer Biomet Holdings, Inc.	11	1,349

		3,156

Health Care Providers & Services — 3.9%

Anthem, Inc.	19	5,050

Cigna Corp.	11	2,139

CVS Health Corp.	19	1,260

Humana, Inc.	2	853

McKesson Corp.	5	721

		10,023

Hotels, Restaurants & Leisure — 1.1%

Dunkin’ Brands Group, Inc.	23	1,526

Wyndham Destinations, Inc.	46	1,285

		2,811

Household Durables — 1.4%

DR Horton, Inc.	29	1,630

PulteGroup, Inc.	60	2,056

		3,686

Household Products — 2.2%

Procter & Gamble Co. (The)	46	5,500

INVESTMENTS	SHARES (000)	VALUE ($000)

Independent Power and Renewable Electricity Producers — 0.9%

Clearway Energy, Inc.	18	380

Vistra Energy Corp.	100	1,863

		2,243

Insurance — 3.8%

Allstate Corp. (The)	51	4,909

Fidelity National Financial, Inc.	72	2,201

MetLife, Inc.	19	683

Travelers Cos., Inc. (The)	18	2,041

		9,834

Interactive Media & Services — 0.9%

Alphabet, Inc., Class A *	1	1,276

Alphabet, Inc., Class C *	1	933

		2,209

Internet & Direct Marketing Retail — 1.6%

eBay, Inc.	57	2,974

Qurate Retail, Inc., Series A *	115	1,095

		4,069

IT Services — 3.0%

DXC Technology Co. (a)	63	1,031

International Business Machines Corp.	11	1,292

KBR, Inc.	42	952

Leidos Holdings, Inc.	5	487

Mastercard, Inc., Class A	8	2,307

Science Applications International Corp.	19	1,507

		7,576

Life Sciences Tools & Services — 0.9%

IQVIA Holdings, Inc. *	16	2,284

Machinery — 3.1%

Caterpillar, Inc.	20	2,543

Deere & Co.	19	2,955

PACCAR, Inc.	19	1,422

Rexnord Corp.	36	1,049

		7,969

Media — 2.5%

Charter Communications, Inc., Class A *	6	2,908

Discovery, Inc., Class A * (a)	60	1,255

Nexstar Media Group, Inc., Class A (a)	7	594

Omnicom Group, Inc. (a)	28	1,540

		6,297

Metals & Mining — 0.2%

Newmont Corp.	9	574

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Multiline Retail — 0.5%

Target Corp.	10	1,187

Oil, Gas & Consumable Fuels — 4.9%

Cheniere Energy, Inc. *	44	2,121

Chevron Corp.	32	2,896

Concho Resources, Inc.	5	247

ConocoPhillips	48	2,025

EOG Resources, Inc.	18	902

Kinder Morgan, Inc.	55	839

ONEOK, Inc.	52	1,717

Phillips 66	26	1,841

		12,588

Personal Products — 0.4%

Herbalife Nutrition Ltd. *	23	1,044

Pharmaceuticals — 4.1%

Bristol-Myers Squibb Co.	79	4,645

Jazz Pharmaceuticals plc *	10	1,048

Johnson & Johnson	14	2,025

Mylan NV *	44	703

Pfizer, Inc.	66	2,158

		10,579

Professional Services — 0.3%

FTI Consulting, Inc. *	7	745

Road & Rail — 1.5%

CSX Corp.	56	3,871

Semiconductors & Semiconductor Equipment — 4.3%

Applied Materials, Inc.	25	1,529

Broadcom, Inc.	7	2,051

Intel Corp.	13	760

Lam Research Corp.	12	3,947

QUALCOMM, Inc.	29	2,618

		10,905

Software — 2.0%

j2 Global, Inc. *	14	904

Oracle Corp.	76	4,184

		5,088

Specialty Retail — 0.7%

Best Buy Co., Inc.	20	1,772

Technology Hardware, Storage & Peripherals — 0.9%

Dell Technologies, Inc., Class C *	15	819

NetApp, Inc.	15	661

Xerox Holdings Corp.	61	929

		2,409

INVESTMENTS	SHARES (000)	VALUE ($000)

Tobacco — 1.7%

Altria Group, Inc.	111	4,357

Trading Companies & Distributors — 0.5%

United Rentals, Inc. *	8	1,237

Total Common Stocks (Cost $240,855)		251,763

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Pharmaceuticals — 0.0% (b)

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 * (Cost $30)	14	51

	SHARES (000)
Short-Term Investments — 2.8%

Investment Companies — 1.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $4,717)	4,715	4,719

Investment of Cash Collateral from Securities Loaned — 1.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	3	3

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	2,452	2,452

Total Investment of Cash Collateral from Securities Loaned (Cost $2,455)		2,455

Total Short-Term Investments (Cost $7,172)		7,174

Total Investments — 101.3% (Cost $248,057)		258,988
Liabilities in Excess of Other Assets — (1.3)%		(3,222)

NET ASSETS — 100.0%		255,766

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $2,394,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	21

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Auto Components — 1.5%

Aptiv plc	8	598

Banks — 4.5%

Bank of America Corp.	42	1,009

Citigroup, Inc.	16	836

		1,845

Biotechnology — 3.6%

Amgen, Inc.	4	943

Gilead Sciences, Inc.	7	513

		1,456

Building Products — 3.8%

Owens Corning	11	609

Trane Technologies plc	7	619

Trex Co., Inc. *	2	315

		1,543

Capital Markets — 2.6%

S&P Global, Inc.	2	616

State Street Corp.	7	459

		1,075

Communications Equipment — 2.9%

Cisco Systems, Inc.	25	1,171

Consumer Finance — 1.0%

American Express Co.	4	391

Containers & Packaging — 1.4%

Ball Corp.	8	568

Diversified Financial Services — 1.0%

Voya Financial, Inc.	8	395

Diversified Telecommunication Services — 3.3%

Verizon Communications, Inc.	24	1,349

Electric Utilities — 1.4%

NextEra Energy, Inc.	2	556

Electrical Equipment — 1.1%

Eaton Corp. plc	5	458

Entertainment — 5.3%

Electronic Arts, Inc. *	7	883

Walt Disney Co. (The) (a)	12	1,293

		2,176

Equity Real Estate Investment Trusts (REITs) — 4.8%

American Tower Corp.	3	833

Boston Properties, Inc.	5	478

Equinix, Inc.	1	625

		1,936

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 3.0%

General Mills, Inc.	11	686

Kellogg Co.	8	546

		1,232

Health Care Equipment & Supplies — 1.1%

Hologic, Inc.*	8	465

Health Care Providers & Services — 2.2%

Cigna Corp.	5	914

Household Products — 3.5%

Procter & Gamble Co. (The)	12	1,432

Insurance — 1.9%

Lincoln National Corp.	9	326

Travelers Cos., Inc. (The)	4	451

		777

IT Services — 4.3%

Accenture plc, Class A	2	468

Mastercard, Inc., Class A	4	1,283

		1,751

Life Sciences Tools & Services — 2.4%

Agilent Technologies, Inc.	5	436

IQVIA Holdings, Inc. * (a)	4	526

		962

Machinery — 3.0%

Deere & Co.	4	588

Parker-Hannifin Corp.	2	345

Xylem, Inc.	5	292

		1,225

Multiline Retail — 2.6%

Target Corp.	9	1,062

Pharmaceuticals — 4.1%

Bristol-Myers Squibb Co.	15	859

Merck & Co., Inc.	11	824

		1,683

Professional Services — 0.5%

FTI Consulting, Inc. *	2	214

Real Estate Management & Development — 0.7%

CBRE Group, Inc., Class A *	7	294

Semiconductors & Semiconductor Equipment — 8.0%

Applied Materials, Inc.	13	779

Lam Research Corp.	3	817

NVIDIA Corp.	2	722

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

Texas Instruments, Inc.	7	887

		3,205

Software — 14.8%

Adobe, Inc. *	1	592

Cadence Design Systems, Inc. *	5	478

Intuit, Inc.	2	628

Microsoft Corp.	17	3,525

salesforce.com, Inc. *	4	764

		5,987

Specialty Retail — 5.4%

Best Buy Co., Inc.	8	728

Home Depot, Inc. (The)	6	1,470

		2,198

Textiles, Apparel & Luxury Goods — 1.3%

VF Corp.	9	539

Total Common Stocks (Cost $32,089)		39,457

Short-Term Investments — 4.7%

Investment Companies — 3.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $1,605)	1,604	1,605

Investment of Cash Collateral from Securities Loaned — 0.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c) (Cost $326)	326	326

TOTAL Short-Term Investments (Cost $1,931)		1,931

Total Investments — 101.7% (Cost $34,020)		41,388
Liabilities in Excess of Other Assets — (1.7)%		(688)

NET ASSETS — 100.0%		40,700

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $323,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	23

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund		JPMorgan Intrepid Value Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
ASSETS:
Investments in non-affiliates, at value	$1,091,826		$382,634		$251,814		$39,457
Investments in affiliates, at value	12,447		4,828		4,719		1,605
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	11,327		20,761		2,455		326
Cash	11		—		12		1
Deposits at broker for futures contracts	—		550		—		—
Receivables:
Due from custodian	—		—		2,571		—
Investment securities sold	28,965		14,733		734		—
Fund shares sold	160		155		119		70
Dividends from non-affiliates	585		583		404		30
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	7		76		—	(a)	—	(a)
Variation margin on futures contracts	—		75		—		—
Due from adviser	—		—		—		5

Total Assets	1,145,328		424,395		262,828		41,494

LIABILITIES:
Payables:
Due to custodian	—		927		—		—
Investment securities purchased	18,435		11,280		4,071		391
Collateral received on securities loaned (See Note 2.B.)	11,327		20,761		2,455		326
Fund shares redeemed	697		338		257		18
Accrued liabilities:
Investment advisory fees	236		169		54		—
Administration fees	46		18		9		—
Distribution fees	55		52		19		4
Service fees	72		62		37		—
Custodian and accounting fees	14		15		13		11
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—	(a)
Other	64		108		147		44

Total Liabilities	30,946		33,730		7,062		794

Net Assets	$1,114,382		$390,665		$255,766		$40,700

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Mid Cap Fund	JPMorgan Intrepid Value Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
NET ASSETS:
Paid-in-Capital	$704,995	$342,860	$246,863	$33,163
Total distributable earnings (loss)	409,387	47,805	8,903	7,537

Total Net Assets	$1,114,382	$390,665	$255,766	$40,700

Net Assets:
Class A	$94,017	$154,019	$49,876	$11,178
Class C	31,216	27,417	11,038	2,735
Class I	141,497	119,926	113,316	26,787
Class R2	40,305	—	2,664	—
Class R3	—	12,615	—	—
Class R4	—	562	—	—
Class R5	189,889	—	4,269	—
Class R6	617,458	76,126	74,603	—

Total	$1,114,382	$390,665	$255,766	$40,700

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,631	9,924	1,931	261
Class C	555	2,270	435	66
Class I	2,406	7,175	4,394	621
Class R2	719	—	104	—
Class R3	—	819	—	—
Class R4	—	34	—	—
Class R5	3,278	—	167	—
Class R6	10,659	4,551	2,863	—

Net Asset Value (a):
Class A — Redemption price per share	$57.64	$15.52	$25.83	$42.76
Class C — Offering price per share (b)	56.26	12.08	25.36	41.80
Class I — Offering and redemption price per share	58.80	16.71	25.79	43.11
Class R2 — Offering and redemption price per share	56.08	—	25.55	—
Class R3 — Offering and redemption price per share	—	15.41	—	—
Class R4 — Offering and redemption price per share	—	16.64	—	—
Class R5 — Offering and redemption price per share	57.93	—	25.66	—
Class R6 — Offering and redemption price per share	57.93	16.73	26.06	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$60.83	$16.38	$27.26	$45.13

Cost of investments in non-affiliates	$749,189	$337,510	$240,885	$32,089
Cost of investments in affiliates	12,437	4,826	4,717	1,605
Investment securities on loan, at value (See Note 2.B.)	11,233	18,506	2,394	323
Cost of investment of cash collateral (See Note 2.B.)	11,327	20,758	2,455	326

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund	JPMorgan Intrepid Value Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
INVESTMENT INCOME:
Interest income from non-affiliates	$15		$7	$16	$1
Interest income from affiliates	—	(a)	— (a)	— (a)	—
Dividend income from non-affiliates	18,843		7,498	19,245	659
Dividend income from affiliates	405		166	394	18
Non-cash dividend income from non-affiliates	2,779		—	—	—
Income from securities lending (net) (See Note 2.B.)	64		387	10	—	(a)

Total investment income	22,106		8,058	19,665	678

EXPENSES:
Investment advisory fees	3,538		2,573	2,334	154
Administration fees	835		345	563	26
Distribution fees:
Class A	249		448	154	29
Class C	257		263	115	21
Class R2	212		—	18	—
Class R3	—		34	—	—
Service fees:
Class A	249		448	154	29
Class C	86		88	38	7
Class I	380		378	1,293	52
Class R2	106		—	9	—
Class R3	—		34	—	—
Class R4	—		2	—	—
Class R5	185		—	29	—
Custodian and accounting fees	42		37	40	29
Interest expense to affiliates	—	(a)	— (a)	— (a)	—	(a)
Professional fees	68		62	64	49
Trustees’ and Chief Compliance Officer’s fees	29		27	29	25
Printing and mailing costs	13		49	105	9
Registration and filing fees	93		103	95	51
Transfer agency fees (See Note 2.F.)	64		59	22	6
Other	26		16	23	6

Total expenses	6,432		4,966	5,085	493

Less fees waived	(955)		(341)	(760)	(237)
Less expense reimbursements	—	(a)	(2)	(2)	(6)

Net expenses	5,477		4,623	4,323	250

Net investment income (loss)	16,629		3,435	15,342	428

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	90,171		35,786	47,527	341
Investments in affiliates	2		1	13	—	(a)
Futures contracts	(1,887)		876	(705)	(88)

Net realized gain (loss)	88,286		36,663	46,835	253

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	54,692		(57,865)	(120,359)	2,780
Investments in affiliates	8		4	2	—	(a)
Futures contracts	(313)		24	(127)	(12)

Change in net unrealized appreciation/depreciation	54,387		(57,837)	(120,484)	2,768

Net realized/unrealized gains (losses)	142,673		(21,174)	(73,649)	3,021

Change in net assets resulting from operations	$159,302		$(17,739)	$(58,307)	$3,449

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,629	$13,040	$3,435	$3,897
Net realized gain (loss)	88,286	139,379	36,663	67,943
Change in net unrealized appreciation/depreciation	54,387	(69,695)	(57,837)	(69,436)

Change in net assets resulting from operations	159,302	82,724	(17,739)	2,404

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(12,262)	(10,076)	(21,131)	(46,279)
Class C	(4,180)	(3,578)	(5,115)	(12,486)
Class I	(18,221)	(20,749)	(17,337)	(46,107)
Class R2	(5,271)	(4,245)	—	—
Class R3	—	—	(1,616)	(3,226)
Class R4	—	—	(132)	(191)
Class R5	(23,132)	(20,788)	—	—
Class R6	(73,479)	(60,741)	(9,366)	(13,230)

Total distributions to shareholders	(136,545)	(120,177)	(54,697)	(121,519)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(56,713)	16,197	(66,132)	(168,175)

NET ASSETS:
Change in net assets	(33,956)	(21,256)	(138,568)	(287,290)
Beginning of period	1,148,338	1,169,594	529,233	816,523

End of period	$1,114,382	$1,148,338	$390,665	$529,233

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,342	$19,043	$428	$329
Net realized gain (loss)	46,835	88,982	253	2,392
Change in net unrealized appreciation/depreciation	(120,484)	(66,169)	2,768	(180)

Change in net assets resulting from operations	(58,307)	41,856	3,449	2,541

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(5,592)	(9,987)	(858)	(747)
Class C	(1,365)	(2,585)	(204)	(214)
Class I	(54,344)	(96,496)	(1,447)	(880)
Class R2	(314)	(579)	—	—
Class R5	(3,383)	(10,610)	—	—
Class R6	(11,681)	(15,052)	—	—

Total distributions to shareholders	(76,679)	(135,309)	(2,509)	(1,841)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(586,626)	(27,032)	9,075	8,039

NET ASSETS:
Change in net assets	(721,612)	(120,485)	10,015	8,739
Beginning of period	977,378	1,097,863	30,685	21,946

End of period	$255,766	$977,378	$40,700	$30,685

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$18,251	$23,602	$13,822	$29,916
Distributions reinvested	8,614	6,926	19,511	40,963
Cost of shares redeemed	(40,642)	(24,982)	(54,915)	(134,149)

Change in net assets resulting from Class A capital transactions	$(13,777)	$5,546	$(21,582)	$(63,270)

Class C
Proceeds from shares issued	$2,490	$5,263	$1,393	$4,428
Distributions reinvested	3,299	2,906	4,865	11,150
Cost of shares redeemed	(10,656)	(8,391)	(14,460)	(23,180)

Change in net assets resulting from Class C capital transactions	$(4,867)	$(222)	$(8,202)	$(7,602)

Class I
Proceeds from shares issued	$21,569	$42,963	$28,647	$46,939
Distributions reinvested	16,565	19,170	15,360	39,134
Cost of shares redeemed	(61,865)	(86,816)	(89,816)	(146,883)

Change in net assets resulting from Class I capital transactions	$(23,731)	$(24,683)	$(45,809)	$(60,810)

Class R2
Proceeds from shares issued	$10,855	$13,480	$—	$—
Distributions reinvested	5,051	3,834	—	—
Cost of shares redeemed	(21,173)	(11,486)	—	—

Change in net assets resulting from Class R2 capital transactions	$(5,267)	$5,828	$—	$—

Class R3
Proceeds from shares issued	$—	$—	$3,971	$5,800
Distributions reinvested	—	—	1,599	2,914
Cost of shares redeemed	—	—	(6,383)	(3,876)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$(813)	$4,838

Class R4
Proceeds from shares issued	$—	$—	$296	$419
Distributions reinvested	—	—	105	191
Cost of shares redeemed	—	—	(966)	(417)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$(565)	$193

Class R5
Proceeds from shares issued	$22,564	$22,080	$—	$—
Distributions reinvested	23,131	19,502	—	—
Cost of shares redeemed	(53,596)	(41,585)	—	—

Change in net assets resulting from Class R5 capital transactions	$(7,901)	$(3)	$—	$—

Class R6
Proceeds from shares issued	$41,741	$52,907	$27,441	$52,306
Distributions reinvested	68,077	56,881	7,917	12,629
Cost of shares redeemed	(110,988)	(80,057)	(24,519)	(106,459)

Change in net assets resulting from Class R6 capital transactions	$(1,170)	$29,731	$10,839	$(41,524)

Total change in net assets resulting from capital transactions	$(56,713)	$16,197	$(66,132)	$(168,175)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Growth Fund		JPMorgan Intrepid Mid Cap Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	335	427	834	1,581
Reinvested	160	136	1,108	2,426
Redeemed	(754)	(436)	(3,212)	(6,614)

Change in Class A Shares	(259)	127	(1,270)	(2,607)

Class C
Issued	47	97	107	287
Reinvested	63	58	355	821
Redeemed	(203)	(152)	(1,090)	(1,483)

Change in Class C Shares	(93)	3	(628)	(375)

Class I
Issued	377	747	1,604	2,306
Reinvested	300	371	810	2,168
Redeemed	(1,107)	(1,560)	(4,928)	(7,149)

Change in Class I Shares	(430)	(442)	(2,514)	(2,675)

Class R2
Issued	204	244	—	—
Reinvested	96	77	—	—
Redeemed	(397)	(208)	—	—

Change in Class R2 Shares	(97)	113	—	—

Class R3
Issued	—	—	235	284
Reinvested	—	—	91	173
Redeemed	—	—	(360)	(213)

Change in Class R3 Shares	—	—	(34)	244

Class R4
Issued	—	—	18	23
Reinvested	—	—	6	11
Redeemed	—	—	(52)	(20)

Change in Class R4 Shares	—	—	(28)	14

Class R5
Issued	412	387	—	—
Reinvested	425	383	—	—
Redeemed	(983)	(743)	—	—

Change in Class R5 Shares	(146)	27	—	—

Class R6
Issued	784	951	1,545	2,722
Reinvested	1,251	1,116	416	698
Redeemed	(1,980)	(1,391)	(1,377)	(4,759)

Change in Class R6 Shares	55	676	584	(1,339)

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	JPMorgan Intrepid Value Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,903	$11,985	$3,668	$2,348
Distributions reinvested	5,106	9,196	837	718
Cost of shares redeemed	(23,459)	(27,574)	(4,213)	(1,953)

Change in net assets resulting from Class A capital transactions	$(11,450)	$(6,393)	$292	$1,113

Class C
Proceeds from shares issued	$567	$1,402	$266	$525
Distributions reinvested	1,288	2,461	187	197
Cost of shares redeemed	(7,152)	(6,446)	(725)	(1,137)

Change in net assets resulting from Class C capital transactions	$(5,297)	$(2,583)	$(272)	$(415)

Class I
Proceeds from shares issued	$134,333	$264,946	$12,036	$9,527
Distributions reinvested	54,229	96,262	1,446	879
Cost of shares redeemed	(689,651)	(367,734)	(4,427)	(3,065)

Change in net assets resulting from Class I capital transactions	$(501,089)	$(6,526)	$9,055	$7,341

Class R2
Proceeds from shares issued	$765	$1,113	$—	$—
Distributions reinvested	218	330	—	—
Cost of shares redeemed	(2,045)	(2,425)	—	—

Change in net assets resulting from Class R2 capital transactions	$(1,062)	$(982)	$—	$—

Class R5
Proceeds from shares issued	$2,988	$11,721	$—	$—
Distributions reinvested	3,383	10,610	—	—
Cost of shares redeemed	(48,472)	(55,669)	—	—

Change in net assets resulting from Class R5 capital transactions	$(42,101)	$(33,338)	$—	$—

Class R6
Proceeds from shares issued	$55,961	$30,950	$—	$—
Distributions reinvested	11,672	15,044	—	—
Cost of shares redeemed	(93,260)	(23,204)	—	—

Change in net assets resulting from Class R6 capital transactions	$(25,627)	$22,790	$—	$—

Total change in net assets resulting from capital transactions	$(586,626)	$(27,032)	$9,075	$8,039

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Intrepid Value Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	238	363	90	58
Reinvested	173	314	20	19
Redeemed	(800)	(859)	(108)	(48)

Change in Class A Shares	(389)	(182)	2	29

Class C
Issued	22	47	8	14
Reinvested	44	85	4	5
Redeemed	(250)	(208)	(18)	(28)

Change in Class C Shares	(184)	(76)	(6)	(9)

Class I
Issued	4,400	8,250	295	235
Reinvested	1,759	3,260	33	23
Redeemed	(23,872)	(11,663)	(108)	(78)

Change in Class I Shares	(17,713)	(153)	220	180

Class R2
Issued	25	36	—	—
Reinvested	8	11	—	—
Redeemed	(72)	(73)	—	—

Change in Class R2 Shares	(39)	(26)	—	—

Class R5
Issued	101	353	—	—
Reinvested	110	358	—	—
Redeemed	(1,585)	(1,777)	—	—

Change in Class R5 Shares	(1,374)	(1,066)	—	—

Class R6
Issued	1,871	992	—	—
Reinvested	394	507	—	—
Redeemed	(3,593)	(719)	—	—

Change in Class R6 Shares	(1,328)	780	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Growth Fund
Class A
Year Ended June 30, 2020	$56.61	$0.63	(i)	$7.41	$8.04	$(0.34)	$(6.67)	$(7.01)
Year Ended June 30, 2019	59.09	0.45		3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)
Year Ended June 30, 2016	40.99	0.27		(0.63)	(0.36)	(0.26)	—	(0.26)

Class C
Year Ended June 30, 2020	55.45	0.35	(i)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16		2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(f)	8.13	8.13	(0.04)	—	(0.04)
Year Ended June 30, 2016	40.26	0.07		(0.61)	(0.54)	(0.09)	—	(0.09)

Class I
Year Ended June 30, 2020	57.60	0.79	(i)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60		3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)
Year Ended June 30, 2016	41.27	0.29		(0.55)	(0.26)	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2020	55.27	0.48	(i)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30		2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)
Year Ended June 30, 2016	40.39	0.19		(0.63)	(0.44)	(0.29)	—	(0.29)

Class R5
Year Ended June 30, 2020	56.82	0.86	(i)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68		2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)
Year Ended June 30, 2016	41.12	0.45		(0.62)	(0.17)	(0.44)	—	(0.44)

Class R6
Year Ended June 30, 2020	56.81	0.91	(i)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74		2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)
November 2, 2015 (h) through June 30, 2016	42.20	0.36		(1.60)	(1.24)	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.
(i)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$57.64	15.11%	$94,017	0.84%	1.15	%(i)	0.94%	96%
56.61	7.06	106,993	0.84	0.79		1.12	95
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68
40.37	(0.88)	90,529	0.93	0.66		1.23	70

56.26	14.50	31,216	1.34	0.65	(i)	1.42	96
55.45	6.51	35,931	1.34	0.29		1.61	95
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(g)	1.67	68
39.63	(1.35)	48,717	1.42	0.19		1.71	70

58.80	15.38	141,497	0.59	1.40	(i)	0.67	96
57.60	7.33	163,324	0.59	1.04		0.86	95
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68
40.99	(0.63)	151,419	0.68	0.70		0.88	70

56.08	14.84	40,305	1.09	0.90	(i)	1.25	96
55.27	6.78	45,086	1.09	0.54		1.49	95
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68
39.66	(1.10)	4,207	1.17	0.50		1.76	70

57.93	15.63	189,889	0.44	1.55	(i)	0.52	96
56.82	7.48	194,550	0.44	1.19		0.71	95
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68
40.51	(0.42)	205,213	0.47	1.13		0.74	70

57.93	15.76	617,458	0.34	1.65	(i)	0.42	96
56.81	7.59	602,454	0.34	1.29		0.61	95
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68
40.50	(2.94)	488,138	0.42	1.38		0.61	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2020	$18.24	$0.11		$(0.71)	$(0.60)	$(0.09)	$(2.03)	$(2.12)
Year Ended June 30, 2019	22.76	0.10		(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Year Ended June 30, 2018	22.11	0.15		2.29	2.44	(0.13)	(1.66)	(1.79)
Year Ended June 30, 2017	19.48	0.08		2.62	2.70	(0.07)	— (f)	(0.07)
Year Ended June 30, 2016	21.82	0.15		(0.64)	(0.49)	(0.13)	(1.72)	(1.85)

Class C
Year Ended June 30, 2020	14.64	0.01		(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	—	(f)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Year Ended June 30, 2018	18.90	0.04		1.96	2.00	(0.01)	(1.66)	(1.67)
Year Ended June 30, 2017	16.72	(0.04)		2.24	2.20	(0.02)	— (f)	(0.02)
Year Ended June 30, 2016	19.07	0.03		(0.58)	(0.55)	(0.08)	(1.72)	(1.80)

Class I
Year Ended June 30, 2020	19.48	0.16		(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16		(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Year Ended June 30, 2018	23.22	0.22		2.41	2.63	(0.18)	(1.66)	(1.84)
Year Ended June 30, 2017	20.43	0.14		2.75	2.89	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	22.77	0.19		(0.64)	(0.45)	(0.17)	(1.72)	(1.89)

Class R3
Year Ended June 30, 2020	18.12	0.11		(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11		(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Year Ended June 30, 2018	22.08	0.13		2.32	2.45	(0.17)	(1.66)	(1.83)
September 9, 2016 (h) through June 30, 2017	19.97	0.11		2.09	2.20	(0.09)	— (f)	(0.09)

Class R4
Year Ended June 30, 2020	19.41	0.15		(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16		(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Year Ended June 30, 2018	23.20	0.19		2.44	2.63	(0.22)	(1.66)	(1.88)
September 9, 2016 (h) through June 30, 2017	20.95	0.12		2.24	2.36	(0.11)	— (f)	(0.11)

Class R6
Year Ended June 30, 2020	19.49	0.21		(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21		(0.30)	(0.09)	(0.20)	(4.26)	(4.46)
Year Ended June 30, 2018	23.25	0.27		2.42	2.69	(0.24)	(1.66)	(1.90)
Year Ended June 30, 2017	20.42	0.19		2.76	2.95	(0.12)	— (f)	(0.12)
November 2, 2015 (h) through June 30, 2016	22.41	0.20		(0.29)	(0.09)	(0.18)	(1.72)	(1.90)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Amount rounds to less than 0.005%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.52	(4.62)%	$154,019	1.14%	0.62%	1.22%	92%
18.24	0.81	204,131	1.14	0.49	1.31	82
22.76	11.18	314,171	1.14	0.65	1.29	62
22.11	13.91	304,927	1.14	0.40	1.38	70
19.48	(1.71)	311,724	1.15	0.77	1.44	78

12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	0.00 (g)	1.79	82
19.23	10.69	62,925	1.64	0.18	1.78	62
18.90	13.20	81,761	1.74	(0.21)	1.87	70
16.72	(2.35)	89,071	1.79	0.15	1.96	78

16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82
24.01	11.47	296,876	0.89	0.91	1.02	62
23.22	14.17	310,316	0.89	0.65	1.11	70
20.43	(1.48)	258,866	0.90	0.93	1.13	78

15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82
22.70	11.22	13,823	1.14	0.59	1.27	62
22.08	11.07	8,854	1.15	0.64	1.34	70

16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82
23.95	11.46	1,157	0.89	0.80	1.11	62
23.20	11.30	22	0.90	0.67	1.11	70

16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
24.04	11.73	127,571	0.64	1.11	0.77	62
23.25	14.52	183,859	0.65	0.86	0.77	70
20.42	0.12	304,934	0.65	1.53	0.78	78

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Intrepid Value Fund
Class A
Year Ended June 30, 2020	$31.42	$0.55	(d)	$(3.38)	$(2.83)	$(0.63)	$(2.13)	$(2.76)
Year Ended June 30, 2019	34.53	0.49		0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53		4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47		4.66	5.13	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2016	35.66	0.53		(2.95)	(2.42)	(0.49)	(1.55)	(2.04)

Class C
Year Ended June 30, 2020	30.90	0.40	(d)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32		0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35		4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30		4.60	4.90	(0.36)	(0.27)	(0.63)
Year Ended June 30, 2016	35.29	0.36		(2.91)	(2.55)	(0.32)	(1.55)	(1.87)

Class I
Year Ended June 30, 2020	31.62	0.62	(d)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57		0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62		4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53		4.67	5.20	(0.58)	(0.27)	(0.85)
Year Ended June 30, 2016	35.80	0.57		(2.95)	(2.38)	(0.53)	(1.55)	(2.08)

Class R2
Year Ended June 30, 2020	31.12	0.47	(d)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40		0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46		4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38		4.62	5.00	(0.44)	(0.27)	(0.71)
Year Ended June 30, 2016	35.48	0.44		(2.92)	(2.48)	(0.41)	(1.55)	(1.96)

Class R5
Year Ended June 30, 2020	31.73	0.67	(d)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62		0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66		4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59		4.69	5.28	(0.65)	(0.27)	(0.92)
Year Ended June 30, 2016	35.88	0.64		(2.95)	(2.31)	(0.60)	(1.55)	(2.15)

Class R6
Year Ended June 30, 2020	31.74	0.70	(d)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65		0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69		4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61		4.69	5.30	(0.67)	(0.27)	(0.94)
Year Ended June 30, 2016	35.89	0.66		(2.97)	(2.31)	(0.61)	(1.55)	(2.16)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$25.83	(9.96)%	$49,876	0.83%	1.88	%(d)	0.95%	79%
31.42	4.08	72,888	0.82	1.49		1.01	88
34.53	13.39	86,400	0.83	1.48		1.02	68
35.54	16.55	95,891	0.83	1.41		1.16	81
31.20	(6.70)	240,808	0.83	1.64		1.18	66

25.36	(10.46)	11,038	1.33	1.37	(d)	1.46	79
30.90	3.57	19,139	1.32	0.99		1.52	88
34.06	12.84	23,686	1.33	1.00		1.53	68
35.14	15.97	35,999	1.32	0.89		1.59	81
30.87	(7.16)	42,788	1.33	1.12		1.62	66

25.79	(10.69)	113,316	0.59	2.01	(d)	0.68	79
31.62	4.33	698,989	0.58	1.74		0.76	88
34.71	13.65	772,556	0.62	1.71		0.76	68
35.69	16.72	886,602	0.68	1.56		0.90	81
31.34	(6.56)	1,224,039	0.68	1.77		0.91	66

25.55	(10.24)	2,664	1.09	1.62	(d)	1.30	79
31.12	3.81	4,438	1.08	1.22		1.62	88
34.26	13.04	5,781	1.12	1.28		1.52	68
35.33	16.24	19,693	1.10	1.12		1.59	81
31.04	(6.91)	17,721	1.08	1.39		1.75	66

25.66	(11.16)	4,269	0.44	2.16	(d)	0.55	79
31.73	4.50	48,910	0.43	1.89		0.61	88
34.80	13.80	90,714	0.45	1.82		0.62	68
35.78	16.97	86,134	0.48	1.73		0.61	81
31.42	(6.35)	85,624	0.48	1.98		0.61	66

26.06	(9.68)	74,603	0.34	2.37	(d)	0.44	79
31.74	4.63	133,014	0.33	1.99		0.51	88
34.80	13.90	118,726	0.37	1.90		0.52	68
35.78	17.03	108,525	0.43	1.79		0.52	81
31.42	(6.33)	86,255	0.43	2.07		0.51	66

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	39

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Year Ended June 30, 2020	$41.85	$0.47		$3.52		$3.99	$(0.43)	$(2.65)	$(3.08)
Year Ended June 30, 2019	41.28	0.50		3.21		3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58		4.05		4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29		6.20		6.49	(0.34)	—	(0.34)
Year Ended June 30, 2016	34.01	0.62	(d)	(0.87	)(d)	(0.25)	(0.56)	—	(0.56)

Class C
Year Ended June 30, 2020	40.98	0.25		3.44		3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29		3.16		3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41		3.92		4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11		6.06		6.17	(0.14)	—	(0.14)
Year Ended June 30, 2016	33.29	0.44	(d)	(0.85	)(d)	(0.41)	(0.40)	—	(0.40)

Class I
Year Ended June 30, 2020	42.15	0.57		3.56		4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60		3.23		3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66		4.10		4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38		6.25		6.63	(0.44)	—	(0.44)
Year Ended June 30, 2016	34.22	0.68	(d)	(0.86	)(d)	(0.18)	(0.64)	—	(0.64)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

The amount reflects an out of period adjustment related to a corporate action involving two of the Fund’s holdings. Had the Fund not recorded the out of period adjustment, the net investment income (loss) per share would have been $0.33, $0.15 and $0.38, for Class A, Class C and Class I Shares, respectively, the net realized and unrealized gains (losses) on investment per share would have been $(0.58), $(0.56) and $(0.56) for Class A, Class C and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.99%, 0.47% and 1.14% for Class A, Class C and Class I Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$42.76	9.57%	$11,178	0.82%	1.12%		1.53%	99%
41.85	9.90	10,828	0.83	1.22		1.73	97
41.28	11.88	9,497	0.90	1.41		1.92	38
39.35	19.64	7,943	1.08	0.80		2.29	53
33.20	(0.72)	8,760	1.15	1.90	(d)	1.95	31

41.80	9.03	2,735	1.32	0.62		2.07	99
40.98	9.34	2,949	1.33	0.73		2.22	97
40.44	11.35	3,277	1.42	1.01		2.45	38
38.51	19.02	5,063	1.58	0.30		2.79	53
32.48	(1.21)	6,131	1.65	1.38	(d)	2.46	31

43.11	9.86	26,787	0.57	1.37		1.25	99
42.15	10.18	16,908	0.58	1.46		1.45	97
41.56	12.16	9,172	0.64	1.59		1.63	38
39.59	19.95	5,038	0.83	1.04		2.03	53
33.40	(0.48)	4,148	0.90	2.05	(d)	1.65	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Intrepid Growth Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Intrepid Mid Cap Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan Intrepid Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund(1)	Class A, Class C and Class I	JPM I	Diversified

(1)	Effective August 17, 2020, JPMorgan Intrepid Sustainable Equity Fund changed its name to JPMorgan U.S. Sustainable Leaders Fund.

The investment objective of the JPMorgan Intrepid Growth Fund (“Intrepid Growth Fund”) is to seek to provide long-term capital growth.

The investment objective of the JPMorgan Intrepid Mid Cap Fund (“Intrepid Mid Cap Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

The investment objective of both the JPMorgan Intrepid Value Fund (“Intrepid Value Fund”) and the JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,115,600	$—	$—	$1,115,600

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$408,223	$—	$—	$408,223

Appreciation in Other Financial Instruments
Futures Contracts (a)	$108	$—	$—	$108

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$258,988	$—	$—	$258,988

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$41,388	$—	$—	$41,388

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Intrepid Growth Fund	$11,233	$(11,233)	$—
Intrepid Mid Cap Fund	18,506	(18,506)	—
Intrepid Value Fund	2,394	(2,394)	—
U.S. Sustainable Leaders Fund	323	(323)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended June 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Intrepid Growth Fund	$4
Intrepid Mid Cap Fund	2
Intrepid Value Fund	3
U.S. Sustainable Leaders Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Intrepid Growth Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b)	$26,680	$367,998	$382,241	$2		$8	$12,447	12,436	$405		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	—	186,000	186,033	33	*	—	—	—	70	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	1,273	205,920	195,866	—		—	11,327	11,327	45	*	—

Total	$27,953	$759,918	$764,140	$35		$8	$23,774		$520		$—

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

Intrepid Mid Cap Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b)	$7,093	$206,455	$208,722	$1		$1	$4,828	4,824	$166		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a) (b)	3,001	18,999	7,000	1	*	3	15,004	14,998	51	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	2,904	94,109	91,256	—		—	5,757	5,757	39	*	—

Total	$12,998	$319,563	$306,978	$2		$4	$25,589		$256		$—

Intrepid Value Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b)	$23,318	$279,946	$298,560	$13		$2	$4,719	4,715	$394		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a) (b)	—	5,000	4,997	—	*(c)	—	3	3	29	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	—	70,160	67,708	—		—	2,452	2,452	48	*	—

Total	$23,318	$355,106	$371,265	$13		$2	$7,174		$471		$—

U.S. Sustainable Leaders Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b)	$1,669	$20,684	$20,748	$—	(c)	$—	(c)	$1,605	1,604	$18		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	—	2,548	2,222	—		—		326	326	—	*(c)	—

Total	$1,669	$23,232	$22,970	$—	(c)	$—	(c)	$1,931		$18		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2020 (amounts in thousands):

	Intrepid Growth Fund		Intrepid Mid Cap Fund	Intrepid Value Fund		U.S. Sustainable Leaders Fund
Futures Contracts — Equity:
Average Notional Balance Long	$23,711	(a)	$9,287	$24,628	(a)	$1,037	(a)
Ending Notional Balance Long	—		4,801	—		—

(a)	For the period July 1, 2019 through March 31, 2020.

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R2	Class R3		Class R4		Class R5	Class R6	Total
Intrepid Growth Fund
Transfer agency fees	$16	$2	$6	$32	n/a		n/a		$3	$5	$64
Intrepid Mid Cap Fund
Transfer agency fees	42	8	6	n/a	$—	(a)	$—	(a)	n/a	3	59
Intrepid Value Fund
Transfer agency fees	3	2	8	4	n/a		n/a		3	2	22
U.S. Sustainable Leaders Fund
Transfer agency fees	3	2	1	n/a	n/a		n/a		n/a	n/a	6

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for the Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Intrepid Growth Fund	$5,671	$(232)	$(5,439)
Intrepid Mid Cap Fund	3,965	(102)	(3,863)
Intrepid Value Fund	19,538	(208)	(19,330)
U.S. Sustainable Leaders Fund	—	— (a)	— (a)

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to non-taxable dividends and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Growth Fund	0.30	%(1)
Intrepid Mid Cap Fund	0.55	(1)
Intrepid Value Fund	0.30	(1)
U.S. Sustainable Leaders Fund	0.30	(2)

(1)

Prior to August 1, 2019, the investment advisory fee for Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund was accrued daily and paid monthly at an annual rate of 0.50%, 0.65% and 0.40%, respectively, of each Fund’s average daily net assets.

(2)

Prior to August 1, 2019, the investment advisory fee for U.S. Sustainable Leaders Fund was accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets. From August 1, 2019 to May 31, 2020, the investment advisory fee for U.S. Sustainable Leaders Fund was accrued daily and paid monthly at an annual rate of 0.45% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Intrepid Growth Fund	0.25%	0.75%	0.50%	n/a
Intrepid Mid Cap Fund	0.25	0.75	n/a	0.25%
Intrepid Value Fund	0.25	0.75	0.50	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Growth Fund	$8	$—
Intrepid Mid Cap Fund	4	—	(a)
Intrepid Value Fund	1	—
U.S. Sustainable Leaders Fund	4	—

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
Intrepid Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a	n/a	0.10%
Intrepid Mid Cap Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	n/a
Intrepid Value Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.10
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of each Fund’s respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class R2	Class R3	Class R4	Class R5	Class R6
Intrepid Growth Fund	0.84%		1.34%		0.59%		1.09%	n/a	n/a	0.44%	0.34%
Intrepid Mid Cap Fund	1.14		1.64		0.89		n/a	1.14%	0.89%	n/a	0.64
Intrepid Value Fund	0.83		1.33		0.59		1.09	n/a	n/a	0.44	0.34
U.S. Sustainable Leaders Fund	0.64	(1)	1.14	(1)	0.39	(1)	n/a	n/a	n/a	n/a	n/a

(1)

Prior to June 1, 2020, the contractual expense limitation was 0.84%, 1.34% and 0.59% for Class A, Class C and Class I, respectively. The contractual expense limitation percentages are in place until at least May 31, 2021 for U.S. Sustainable Leaders Fund.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

The expense limitation agreements were in effect for the year ended June 30, 2020 and are in place until at least October 31, 2020 for Intrepid Growth Fund, Intrepid Mid Cap Fund and Intrepid Value Fund.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Intrepid Growth Fund	$550	$316	$55	$921	$—	(a)
Intrepid Mid Cap Fund	163	109	55	327	2
Intrepid Value Fund	426	285	18	729	2
U.S. Sustainable Leaders Fund	154	26	55	235	6

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2020 were as follows (amounts in thousands):

Intrepid Growth Fund	$34
Intrepid Mid Cap Fund	14
Intrepid Value Fund	31
U.S. Sustainable Leaders Fund	2

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2020, Intrepid Mid Cap Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Intrepid Growth Fund	$1,035,621	$1,221,060
Intrepid Mid Cap Fund	412,615	532,166
Intrepid Value Fund	573,805	1,206,829
U.S. Sustainable Leaders Fund	39,811	33,385

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Growth Fund	$775,222	$366,813	$26,435	$340,378
Intrepid Mid Cap Fund	368,253	60,563	20,485	40,078
Intrepid Value Fund	252,322	26,941	20,275	6,666
U.S. Sustainable Leaders Fund	34,443	7,262	317	6,945

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid Growth Fund	$10,945	$125,600	$136,545
Intrepid Mid Cap Fund	3,030	51,667	54,697
Intrepid Value Fund	13,455	63,224	76,679
U.S. Sustainable Leaders Fund	692	1,817	2,509

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Intrepid Growth Fund	$10,743	$109,434	$120,177
Intrepid Mid Cap Fund	28,929	92,590	121,519
Intrepid Value Fund	37,341	97,968	135,309
U.S. Sustainable Leaders Fund	385	1,456	1,841

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid Growth Fund	$11,788	$61,179	$340,378
Intrepid Mid Cap Fund	1,819	17,069	40,078
Intrepid Value Fund	2,278	—	6,666
U.S. Sustainable Leaders Fund	226	625	6,945

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October capital loss deferrals and trustee deferred compensation.

As of June 30, 2020, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses
	Short-Term	Long-Term
Intrepid Growth Fund	$3,912	$—
Intrepid Mid Cap Fund	11,113	—
U.S. Sustainable Leaders Fund	231	—

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at June 30, 2020. Average borrowings from the Facility during the year ended June 30, 2020 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Intrepid Value Fund	$16,252	0.79%	1	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Intrepid Growth Fund	2	28.3%	1	10.4%
Intrepid Mid Cap Fund	1	19.6	1	16.2
Intrepid Value Fund	—	—	2	22.5
U.S. Sustainable Leaders Fund	1	14.3	3	46.5

As of June 30, 2020, J.P. Morgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

JPMorgan Investor Funds
Intrepid Growth Fund	45.0%

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Events

On August 11, 2020 the Board of Trustees of JPM II approved the following changes to the Intrepid Mid Cap Growth Fund, which are expected to become effective on or about November 1, 2020: (i) a change to the Fund’s name to “JPMorgan SMID Cap Equity Fund”; (ii) a change to the Fund’s 80% investment policy so that, under normal circumstances, at least 80% of the Fund’s Assets (net assets plus the amount of any borrowings for investment purposes) will be invested in equity securities of small- to mid-cap companies; and (iii) a change to the Fund’s investment strategy so that the Fund will invest primarily in common stocks.

On August 11, 2020, the contractual expense limitations for all share classes of the Funds were extended until at least October 31, 2021.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund, JPMorgan Intrepid Value Fund and JPMorgan U.S. Sustainable Leaders Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Value Fund and JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund) (three of the funds constituting JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	53

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	55

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	57

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,052.20	$4.29	0.84%
Hypothetical	1,000.00	1,020.69	4.22	0.84
Class C
Actual	1,000.00	1,049.20	6.83	1.34
Hypothetical	1,000.00	1,018.20	6.72	1.34
Class I
Actual	1,000.00	1,053.40	3.01	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R2
Actual	1,000.00	1,051.00	5.56	1.09
Hypothetical	1,000.00	1,019.44	5.47	1.09
Class R5
Actual	1,000.00	1,054.80	2.25	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class R6
Actual	1,000.00	1,055.40	1.74	0.34
Hypothetical	1,000.00	1,023.17	1.71	0.34

JPMorgan Intrepid Mid Cap Fund
Class A
Actual	1,000.00	874.90	5.31	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class C
Actual	1,000.00	872.80	7.64	1.64
Hypothetical	1,000.00	1,016.71	8.22	1.64
Class I
Actual	1,000.00	875.80	4.15	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Intrepid Mid Cap Fund (continued)
Class R3
Actual	$1,000.00	$874.60	$5.31	1.14%
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class R4
Actual	1,000.00	875.80	4.15	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R6
Actual	1,000.00	877.30	2.99	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

JPMorgan Intrepid Value Fund
Class A
Actual	1,000.00	841.70	3.80	0.83
Hypothetical	1,000.00	1,020.74	4.17	0.83
Class C
Actual	1,000.00	839.20	6.08	1.33
Hypothetical	1,000.00	1,018.25	6.67	1.33
Class I
Actual	1,000.00	833.90	2.69	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R2
Actual	1,000.00	840.20	4.99	1.09
Hypothetical	1,000.00	1,019.44	5.47	1.09
Class R5
Actual	1,000.00	828.90	2.00	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44
Class R6
Actual	1,000.00	842.20	1.56	0.34
Hypothetical	1,000.00	1,023.17	1.71	0.34

JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Actual	1,000.00	990.70	3.96	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class C
Actual	1,000.00	988.20	6.43	1.30
Hypothetical	1,000.00	1,018.40	6.52	1.30
Class I
Actual	1,000.00	992.20	2.72	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	59

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program

Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be pro- vided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or

maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Intrepid Growth Fund	100.00%
JPMorgan Intrepid Mid Cap Fund	100.00
JPMorgan Intrepid Value Fund	100.00
JPMorgan U.S. Sustainable Leaders Fund	87.53

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Intrepid Growth Fund	$131,281
JPMorgan Intrepid Mid Cap Fund	55,651
JPMorgan Intrepid Value Fund	82,776
JPMorgan U.S. Sustainable Leaders Fund	1,817

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Intrepid Growth Fund	$10,945
JPMorgan Intrepid Mid Cap Fund	3,030
JPMorgan Intrepid Value Fund	13,455
JPMorgan U.S. Sustainable Leaders Fund	620

JUNE 30, 2020	J.P. MORGAN INTREPID FUNDS	61

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-INT-620

Annual Report

J.P. Morgan Funds

June 30, 2020

JPMorgan Diversified Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectuses for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	2.78%
MSCI World Index (net of foreign withholding taxes)	2.84%
Diversified Composite Benchmark**	5.73%

Net Assets as of 6/30/2020 (In Thousands)	$918,725

INVESTMENT OBJECTIVE***

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 – the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the MSCI World Index (net of foreign withholding taxes) and the Diversified Composite Benchmark (the “Composite Benchmark”), which consists of 60% MSCI World Index and 40% Bloomberg Barclays U.S. Aggregate Index for the twelve months ended June 30, 2020.

Relative to the MSCI World Index, the Fund’s allocations to emerging markets equity, high yield debt (also known as “junk bonds”), emerging markets debt and securitized debt detracted from performance.

Relative to the Composite Benchmark, the Fund’s allocation to international developed market equity and asset-backed securities, including securitized debt and non-agency mortgage-backed securities, were leading detractors from performance. The Fund’s longer overall duration position, established through U.S. Treasury futures, and the Fund’s overweight allocation to U.S. equity were leading contributors to relative performance. Generally, bonds with longer duration will experience a greater increase in price when interest rates fall, compared with shorter duration bonds.

While the Fund’s overall manager selection via separately managed accounts made a positive contribution to performance relative to the Composite Benchmark, fixed income managers detracted from relative performance, while global equity managers contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large cap equity, U.S. small cap equity, real estate investment trusts, international

2	J.P. MORGAN FUNDS	JUNE 30, 2020

equity (including emerging markets equity) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate term tactical adjustments.

At the end of 2019 and early 2020, the Fund was overweight in both equity and corporate credit. In March 2020, the Fund’s portfolio managers sought to reduce risk by increasing overall duration and trimming the Fund’s equity exposure. In second quarter of 2020, the portfolio managers incrementally increased the Fund’s allocation to investment grade corporate credit and equity. At the end of the reporting period, the Fund was overweight in equity, particularly in U.S. and emerging markets equities, and underweight in fixed income. Within fixed income, the portfolio managers maintained a preference for investment grade corporate credit and high yield bonds, resulting in a slightly shorter overall duration relative to the Composite Benchmark.

TOP TEN HOLDINGS OF THE PORTFOLIO****
1.	JPMorgan Corporate Bond Fund, Class R6 Shares	10.9%
2.	U.S. Treasury Notes, 2.50%, 1/31/2021	2.3
3.	Microsoft Corp.	1.6
4.	Amazon.com, Inc.	1.4
5.	Apple, Inc.	1.1
6.	Tencent Holdings Ltd. (China)	0.7
7.	Alphabet, Inc., Class C	0.6
8.	UnitedHealth Group, Inc.	0.6
9.	Mastercard, Inc., Class A	0.6
10.	Nestle SA (Registered) (Switzerland)	0.5

PORTFOLIO COMPOSITION BY ASSET CLASS****
Common Stocks	54.0%
Investment Companies	11.6
Corporate Bonds	9.2
Asset-Backed Securities	5.2
Convertible Bonds	3.9
Collateralized Mortgage Obligations	3.6
U.S. Treasury Obligations	3.3
Commercial Mortgage-Backed Securities	1.3
Others (each less than 1.0%)	0.7
Short-Term Investments	7.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The Diversified Composite Benchmark is comprised of unmanaged indices that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%).
***	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
****	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
With Sales Charge*		(2.15)%	4.16%	7.60%
Without Sales Charge		2.47	5.12	8.10
CLASS C SHARES	March 24, 2003
With CDSC**		0.96	4.60	7.56
Without CDSC		1.96	4.60	7.56
CLASS I SHARES	September 10, 2001	2.77	5.39	8.37
CLASS L SHARES	September 10, 1993	2.78	5.57	8.60
CLASS R6 SHARES	November 1, 2017	2.86	5.61	8.62

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Diversified Fund, the MSCI World Index and the Diversified Composite Benchmark from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the

MSCI World Index (60%) and the Bloomberg Barclays U.S. Aggregate Index (40%). The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2020

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — 53.1%

Aerospace & Defense — 0.5%

Airbus SE (France) *	12		829

BAE Systems plc (United Kingdom)	11		66

Dassault Aviation SA (France) *	—	(a)	8

Elbit Systems Ltd. (Israel)	—	(a)	13

General Dynamics Corp.	3		441

Leonardo SpA (Italy)	1		10

MTU Aero Engines AG (Germany)	—	(a)	32

Northrop Grumman Corp.	4		1,126

Raytheon Technologies Corp.	11		700

Rolls-Royce Holdings plc (United Kingdom) *	6		22

Safran SA (France) *	16		1,628

Singapore Technologies Engineering Ltd. (Singapore)	6		14

Thales SA (France)	—	(a)	30

			4,919

Air Freight & Logistics — 0.0% (b)

Deutsche Post AG (Registered) (Germany)	3		124

DSV Panalpina A/S (Denmark)	1		89

Hyundai Glovis Co. Ltd. (South Korea)	—	(a)	24

SG Holdings Co. Ltd. (Japan)	1		20

Yamato Holdings Co. Ltd. (Japan)	1		22

			279

Airlines — 0.0% (b)

ANA Holdings, Inc. (Japan) *	—	(a)	9

Deutsche Lufthansa AG (Registered) (Germany) *	1		8

Japan Airlines Co. Ltd. (Japan)	—	(a)	5

Qantas Airways Ltd. (Australia)	2		6

Singapore Airlines Ltd. (Singapore)	5		13

Southwest Airlines Co.	11		381

			422

Auto Components — 0.1%

Aisin Seiki Co. Ltd. (Japan)	1		18

Bridgestone Corp. (Japan)	2		61

Cie Generale des Etablissements Michelin SCA (France)	1		61

Continental AG (Germany)	—	(a)	37

Denso Corp. (Japan)	2		59

Faurecia SE (France) *	—	(a)	10

Hanon Systems (South Korea)	4		29

Hyundai Mobis Co. Ltd. (South Korea)	1		96

JTEKT Corp. (Japan)	1		6

Koito Manufacturing Co. Ltd. (Japan)	—	(a)	16

Mando Corp. (South Korea)	1		26

NGK Spark Plug Co. Ltd. (Japan)	1		9

INVESTMENTS	SHARES (000)		VALUE (000)

Auto Components — continued

Pirelli & C SpA (Italy) * (c)	1		6

Stanley Electric Co. Ltd. (Japan)	1		12

Sumitomo Electric Industries Ltd. (Japan)	3		30

Toyoda Gosei Co. Ltd. (Japan)	—	(a)	4

Toyota Industries Corp. (Japan)	1		27

Valeo SA (France)	1		21

Weifu High-Technology Group Co. Ltd., Class A (China)	8		24

Yokohama Rubber Co. Ltd. (The) (Japan)	—	(a)	1

			553

Automobiles — 0.8%

Astra International Tbk. PT (Indonesia)	142		48

Bayerische Motoren Werke AG (Germany)	1		72

Bayerische Motoren Werke AG (Preference) (Germany)	—	(a)	9

Daimler AG (Registered) (Germany)	3		119

Dongfeng Motor Group Co. Ltd., Class H (China)	76		46

Eicher Motors Ltd. (India)	—	(a)	29

Ferrari NV (Italy)	—	(a)	73

Fiat Chrysler Automobiles NV (United Kingdom) *	4		38

Ford Otomotiv Sanayi A/S (Turkey)	3		28

Geely Automobile Holdings Ltd. (China)	35		56

Honda Motor Co. Ltd. (Japan)	6		143

Hyundai Motor Co. (South Korea)	1		72

Isuzu Motors Ltd. (Japan)	2		17

Kia Motors Corp. (South Korea)	3		85

Maruti Suzuki India Ltd. (India)	1		108

Mazda Motor Corp. (Japan)	2		12

Mitsubishi Motors Corp. (Japan)	3		7

Nissan Motor Co. Ltd. (Japan)	8		30

Peugeot SA (France) *	2		33

Porsche Automobil Holding SE (Preference) (Germany) *	1		30

Renault SA (France) *	1		17

Subaru Corp. (Japan)	2		44

Suzuki Motor Corp. (Japan)	1		44

Tesla, Inc. *	2		2,598

Thor Industries, Inc.	9		955

Toyota Motor Corp. (Japan)	21		1,340

Volkswagen AG (Germany)	—	(a)	18

Volkswagen AG (Preference) (Germany)	7		1,023

Yamaha Motor Co. Ltd. (Japan)	1		14

			7,108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Banks — 3.7%

ABN AMRO Bank NV, CVA (Netherlands) (c)	2		13

Absa Group Ltd. (South Africa)	10		51

Al Rajhi Bank (Saudi Arabia)	9		142

Alinma Bank (Saudi Arabia) *	15		59

Aozora Bank Ltd. (Japan)	—	(a)	2

Australia & New Zealand Banking Group Ltd. (Australia)	10		126

Axis Bank Ltd. (India)	16		84

Banco Bilbao Vizcaya Argentaria SA (Spain)	23		79

Banco Bradesco SA (Preference) (Brazil)	34		131

Banco do Brasil SA (Brazil) *	4		25

Banco Santander Chile, ADR (Chile)	12		198

Banco Santander SA (Spain)	57		139

Bank Central Asia Tbk. PT (Indonesia)	303		606

Bank Hapoalim BM (Israel)	4		23

Bank Leumi Le-Israel BM (Israel)	5		25

Bank of America Corp.	109		2,592

Bank of China Ltd., Class H (China) *	330		122

Bank of East Asia Ltd. (The) (Hong Kong)	5		12

Bank of Kyoto Ltd. (The) (Japan)	—	(a)	7

Bank Rakyat Indonesia Persero Tbk. PT (Indonesia)	2,669		570

Bankinter SA (Spain)	2		11

Banque Cantonale Vaudoise (Registered) (Switzerland)	—	(a)	10

Barclays plc (United Kingdom)	59		83

BNP Paribas SA (France) *	4		154

BOC Hong Kong Holdings Ltd. (China)	13		42

CaixaBank SA (Spain)	12		26

Capitec Bank Holdings Ltd. (South Africa)	7		332

Chiba Bank Ltd. (The) (Japan)	2		9

China Construction Bank Corp., Class H (China)	505		411

China Merchants Bank Co. Ltd., Class H (China)	38		176

CIMB Group Holdings Bhd. (Malaysia)	37		31

Citigroup, Inc.	48		2,454

Citizens Financial Group, Inc.	27		689

Commerce Bancshares, Inc.	6		381

Commerzbank AG (Germany) *	3		15

Commonwealth Bank of Australia (Australia)	19		930

Concordia Financial Group Ltd. (Japan)	4		12

Credicorp Ltd. (Peru)	7		878

Credit Agricole SA (France) *	4		37

Cullen/Frost Bankers, Inc.	4		297

Danske Bank A/S (Denmark) *	2		32

DBS Group Holdings Ltd. (Singapore)	46		694

INVESTMENTS	SHARES (000)	VALUE (000)

Banks — continued

DNB ASA (Norway)	3	43

E.Sun Financial Holding Co. Ltd. (Taiwan)	111	105

East West Bancorp, Inc.	6	211

Erste Group Bank AG (Austria)	44	1,039

Fifth Third Bancorp	17	331

FinecoBank Banca Fineco SpA (Italy) *	2	28

First Hawaiian, Inc.	20	341

First Republic Bank	8	898

Fukuoka Financial Group, Inc. (Japan)	1	11

Grupo Financiero Banorte SAB de CV, Class O (Mexico) *	97	337

Hana Financial Group, Inc. (South Korea)	3	77

Hang Seng Bank Ltd. (Hong Kong)	3	45

HDFC Bank Ltd., ADR (India)	49	2,217

HSBC Holdings plc (United Kingdom)	69	323

Huntington Bancshares, Inc.	37	335

IBERIABANK Corp.	8	349

IndusInd Bank Ltd. (India)	3	19

Industrial & Commercial Bank of China Ltd., Class H (China)	294	178

ING Groep NV (Netherlands)	72	505

Intesa Sanpaolo SpA (Italy) *	51	98

Israel Discount Bank Ltd., Class A (Israel)	4	11

Itau Unibanco Holding SA, ADR (Brazil)	109	509

Itausa SA (Preference) (Brazil)	28	49

Japan Post Bank Co. Ltd. (Japan)	2	13

Kasikornbank PCL (Thailand)	17	50

KBC Group NV (Belgium)	9	516

KeyCorp	74	903

Komercni banka A/S (Czech Republic) *	1	35

Kotak Mahindra Bank Ltd. (India)	36	646

Lloyds Banking Group plc (United Kingdom)	240	92

M&T Bank Corp.	7	773

Mebuki Financial Group, Inc. (Japan)	3	8

Mediobanca Banca di Credito Finanziario SpA (Italy)	2	15

Mitsubishi UFJ Financial Group, Inc. (Japan)	42	165

Mizrahi Tefahot Bank Ltd. (Israel)	1	10

Mizuho Financial Group, Inc. (Japan)	82	101

Moneta Money Bank A/S (Czech Republic) (c)	13	30

National Australia Bank Ltd. (Australia)	11	139

National Commercial Bank (Saudi Arabia)	8	78

Nordea Bank Abp (Finland)	11	77

OTP Bank Nyrt. (Hungary) *	3	89

Oversea-Chinese Banking Corp. Ltd. (Singapore)	11	74

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE (000)
Common Stocks — continued

Banks — continued

Ping An Bank Co. Ltd., Class A (China)	35	64

PNC Financial Services Group, Inc. (The)	13	1,411

Postal Savings Bank of China Co. Ltd., Class H (China) (c)	124	71

Public Bank Bhd. (Malaysia)	54	208

Qatar National Bank QPSC (Qatar)	18	88

Raiffeisen Bank International AG (Austria) *	1	9

Resona Holdings, Inc. (Japan)	8	26

Royal Bank of Scotland Group plc (United Kingdom)	17	25

Sberbank of Russia PJSC (Russia)	175	499

Sberbank of Russia PJSC, ADR (Russia) *	3	28

Sberbank of Russia PJSC (Russia)	1	2

Sberbank of Russia PJSC, ADR (Russia) *	14	159

ServisFirst Bancshares, Inc.	9	310

Seven Bank Ltd. (Japan)	2	7

Shinhan Financial Group Co. Ltd. (South Korea)	3	83

Shinsei Bank Ltd. (Japan)	1	6

Shizuoka Bank Ltd. (The) (Japan)	1	9

Signature Bank	3	355

Skandinaviska Enskilda Banken AB, Class A (Sweden) *	6	48

Societe Generale SA (France) *	3	46

Standard Chartered plc (United Kingdom)	9	50

Sumitomo Mitsui Financial Group, Inc. (Japan)	4	124

Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1	34

SVB Financial Group *	3	746

Svenska Handelsbanken AB, Class A (Sweden) *	74	706

Swedbank AB, Class A (Sweden) *	3	40

Truist Financial Corp.	48	1,785

UniCredit SpA (Italy) *	7	63

United Overseas Bank Ltd. (Singapore)	4	58

US Bancorp	18	667

Wells Fargo & Co.	46	1,186

Western Alliance Bancorp	9	328

Westpac Banking Corp. (Australia)	12	153

		33,977

Beverages — 1.2%

Ambev SA (Brazil) *	27	71

Ambev SA, ADR (Brazil) *	113	297

Anheuser-Busch InBev SA/NV (Belgium)	3	128

Asahi Group Holdings Ltd. (Japan)	1	46

Budweiser Brewing Co. APAC Ltd. (China) (c)	224	656

Carlsberg A/S, Class B (Denmark)	11	1,422

Cia Cervecerias Unidas SA, ADR (Chile)	1	15

INVESTMENTS	SHARES (000)		VALUE (000)

Beverages — continued

Coca-Cola Amatil Ltd. (Australia)	2		10

Coca-Cola Bottlers Japan Holdings, Inc. (Japan)	1		9

Coca-Cola Co. (The)	45		2,020

Coca-Cola European Partners plc (United Kingdom)	1		27

Coca-Cola HBC AG (Switzerland)	1		18

Constellation Brands, Inc., Class A	11		1,881

Davide Campari-Milano SpA (Italy)	2		20

Diageo plc (United Kingdom)	56		1,850

Fomento Economico Mexicano SAB de CV, ADR (Mexico)	6		344

Heineken Holding NV (Netherlands)	—	(a)	34

Heineken NV (Netherlands)	1		82

Ito En Ltd. (Japan)	—	(a)	11

Jiangsu Yanghe Brewery Joint-Stock Co. Ltd., Class A (China)	4		58

Keurig Dr Pepper, Inc.	13		363

Kirin Holdings Co. Ltd. (Japan)	3		61

Kweichow Moutai Co. Ltd., Class A (China)	4		786

Pernod Ricard SA (France)	5		746

Remy Cointreau SA (France)	—	(a)	11

Suntory Beverage & Food Ltd. (Japan)	1		20

Treasury Wine Estates Ltd. (Australia)	3		19

United Spirits Ltd. (India) *	8		64

			11,069

Biotechnology — 1.2%

AbbVie, Inc.	38		3,762

Alexion Pharmaceuticals, Inc. *	6		690

Alnylam Pharmaceuticals, Inc. *	3		380

Amgen, Inc.	8		1,848

BeiGene Ltd., ADR (China) *	—	(a)	49

Biogen, Inc. *	1		180

CSL Ltd. (Australia)	2		309

Exact Sciences Corp. *	6		511

Exelixis, Inc. *	21		508

Galapagos NV (Belgium) *	—	(a)	30

Genmab A/S (Denmark) *	—	(a)	75

Grifols SA (Spain)	1		30

Innovent Biologics, Inc. (China) * (c)	15		112

Intercept Pharmaceuticals, Inc. *	2		103

PeptiDream, Inc. (Japan) *	—	(a)	14

Regeneron Pharmaceuticals, Inc. *	2		1,421

Vertex Pharmaceuticals, Inc. *	3		737

Zai Lab Ltd., ADR (China) *	1		46

			10,805

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Building Products — 0.5%

AGC, Inc. (Japan)	1		17

Assa Abloy AB, Class B (Sweden)	3		70

China Lesso Group Holdings Ltd. (China)	29		38

Cie de Saint-Gobain (France) *	2		61

Daikin Industries Ltd. (Japan)	6		987

Fortune Brands Home & Security, Inc.	14		893

Geberit AG (Registered) (Switzerland)	—	(a)	64

Kingspan Group plc (Ireland)	1		34

Lennox International, Inc.	2		508

LIXIL Group Corp. (Japan)	1		14

Nibe Industrier AB, Class B (Sweden) *	1		24

Patrick Industries, Inc.	5		278

TOTO Ltd. (Japan)	1		19

Trane Technologies plc	15		1,348

			4,355

Capital Markets — 1.9%

3i Group plc (United Kingdom)	3		34

Ameriprise Financial, Inc.	3		483

Amundi SA (France) * (c)	—	(a)	17

ASX Ltd. (Australia)	1		39

B3 SA — Brasil Bolsa Balcao (Brazil)	57		581

BlackRock, Inc.	4		1,913

Blackstone Group, Inc. (The), Class A	5		302

Charles Schwab Corp. (The)	41		1,378

Credit Suisse Group AG (Registered) (Switzerland)	8		86

Daiwa Securities Group, Inc. (Japan)	5		21

Deutsche Bank AG (Registered) (Germany) *	7		64

Deutsche Boerse AG (Germany)	4		769

E*TRADE Financial Corp.	7		342

Eaton Vance Corp.	8		295

EQT AB (Sweden)	1		15

FactSet Research Systems, Inc.	1		353

Focus Financial Partners, Inc., Class A *	8		277

Hargreaves Lansdown plc (United Kingdom)	1		23

Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	33		1,397

Intercontinental Exchange, Inc.	8		737

Invesco Ltd.	16		176

Japan Exchange Group, Inc. (Japan)	2		39

Julius Baer Group Ltd. (Switzerland) *	1		34

KIWOOM Securities Co. Ltd. (South Korea)	—	(a)	27

Lazard Ltd., Class A	12		347

London Stock Exchange Group plc (United Kingdom)	7		686

Macquarie Group Ltd. (Australia)	1		96

INVESTMENTS	SHARES (000)		VALUE (000)

Capital Markets — continued Magellan Financial Group Ltd. (Australia)	—	(a)	18

Moelis & Co., Class A	10		298

Morgan Stanley	70		3,366

Morningstar, Inc.	3		427

Moscow Exchange MICEX-RTS PJSC (Russia)	42		67

Nasdaq, Inc.	4		537

Natixis SA (France) *	3		9

Nomura Holdings, Inc. (Japan)	11		49

Northern Trust Corp.	6		486

Partners Group Holding AG (Switzerland)	—	(a)	57

S&P Global, Inc.	2		696

SBI Holdings, Inc. (Japan)	1		17

Schroders plc (United Kingdom)	—	(a)	17

Singapore Exchange Ltd. (Singapore)	3		17

St James’s Place plc (United Kingdom)	2		22

Standard Life Aberdeen plc (United Kingdom)	8		26

T. Rowe Price Group, Inc.	7		916

UBS Group AG (Registered) (Switzerland)	13		145

			17,701

Chemicals — 0.8%

AdvanSix, Inc. *	2		24

Air Liquide SA (France)	2		234

Air Water, Inc. (Japan)	1		10

Akzo Nobel NV (Netherlands)	8		756

Arkema SA (France)	—	(a)	23

Asahi Kasei Corp. (Japan)	4		35

Asian Paints Ltd. (India)	18		406

Axalta Coating Systems Ltd. *	12		278

BASF SE (Germany)	3		176

Chr Hansen Holding A/S (Denmark)	—	(a)	37

Clariant AG (Registered) (Switzerland) *	1		16

Covestro AG (Germany) (c)	1		23

Croda International plc (United Kingdom)	—	(a)	29

Daicel Corp. (Japan)	1		7

Eastman Chemical Co.	15		1,043

EMS-Chemie Holding AG (Registered) (Switzerland)	—	(a)	23

Evonik Industries AG (Germany)	1		18

Formosa Chemicals & Fibre Corp. (Taiwan) *	14		36

Formosa Plastics Corp. (Taiwan)	23		68

FUCHS PETROLUB SE (Preference) (Germany)	—	(a)	10

Givaudan SA (Registered) (Switzerland)	—	(a)	120

ICL Group Ltd. (Israel)	2		7

Johnson Matthey plc (United Kingdom)	1		17

JSR Corp. (Japan)	1		14

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Chemicals — continued

Kansai Paint Co. Ltd. (Japan)	1		13

Koninklijke DSM NV (Netherlands)	1		82

Kuraray Co. Ltd. (Japan)	1		13

LANXESS AG (Germany)	—	(a)	15

LG Chem Ltd. (South Korea)	—	(a)	161

Linde plc (United Kingdom)	4		820

Linde plc (United Kingdom)	4		748

Lotte Chemical Corp. (South Korea)	—	(a)	44

Mitsubishi Chemical Holdings Corp. (Japan)	5		27

Mitsubishi Gas Chemical Co., Inc. (Japan)	1		8

Mitsui Chemicals, Inc. (Japan)	1		13

Nippon Paint Holdings Co. Ltd. (Japan)	1		36

Nissan Chemical Corp. (Japan)	—	(a)	21

Nitto Denko Corp. (Japan)	1		28

Novozymes A/S, Class B (Denmark)	1		42

Orica Ltd. (Australia)	1		16

Petronas Chemicals Group Bhd. (Malaysia)	36		53

PTT Global Chemical PCL (Thailand)	12		19

Saudi Basic Industries Corp. (Saudi Arabia)	4		87

Shin-Etsu Chemical Co. Ltd. (Japan)	9		1,009

Showa Denko KK (Japan)	—	(a)	9

Sika AG (Registered) (Switzerland)	—	(a)	93

Solvay SA (Belgium)	—	(a)	22

Sumitomo Chemical Co. Ltd. (Japan)	5		15

Symrise AG (Germany)	4		507

Taiyo Nippon Sanso Corp. (Japan)	1		8

Teijin Ltd. (Japan)	1		8

Toray Industries, Inc. (Japan)	5		23

Tosoh Corp. (Japan)	1		12

Umicore SA (Belgium)	1		32

UPL Ltd. (India) *	9		53

Xinyangfeng Agricultural Technology Co. Ltd., Class A (China)	30		38

Yara International ASA (Norway)	1		21

			7,506

Commercial Services & Supplies — 0.3%

Brambles Ltd. (Australia)	5		40

Copart, Inc. *	5		450

Country Garden Services Holdings Co. Ltd. (China)	13		61

Dai Nippon Printing Co. Ltd. (Japan)	1		21

IAA, Inc. *	9		341

MSA Safety, Inc.	4		512

Park24 Co. Ltd. (Japan)	—	(a)	5

Rentokil Initial plc (United Kingdom)	6		40

INVESTMENTS	SHARES (000)		VALUE (000)

Commercial Services & Supplies — continued

Secom Co. Ltd. (Japan)	1		61

Securitas AB, Class B (Sweden) *	1		12

Sohgo Security Services Co. Ltd. (Japan)	—	(a)	14

Toppan Printing Co. Ltd. (Japan)	1		17

Waste Connections, Inc.	15		1,451

			3,025

Communications Equipment — 0.2%

Accton Technology Corp. (Taiwan)	5		39

Arista Networks, Inc. *	2		340

Cisco Systems, Inc.	13		610

CommScope Holding Co., Inc. *	40		337

Nokia OYJ (Finland)	19		84

Telefonaktiebolaget LM Ericsson, Class B (Sweden)	10		93

			1,503

Construction & Engineering — 0.2%

ACS Actividades de Construccion y Servicios SA (Spain)	1		22

Bouygues SA (France) *	1		27

China Conch Venture Holdings Ltd. (China)	14		57

China State Construction International Holdings Ltd. (China)	50		29

CIMIC Group Ltd. (Australia)	—	(a)	7

Eiffage SA (France) *	—	(a)	26

Ferrovial SA (Spain)	2		46

HOCHTIEF AG (Germany)	—	(a)	4

JGC Holdings Corp. (Japan)	1		8

Kajima Corp. (Japan)	2		18

Larsen & Toubro Ltd. (India)	5		63

Obayashi Corp. (Japan)	2		23

Shimizu Corp. (Japan)	2		16

Skanska AB, Class B (Sweden) *	1		24

Taisei Corp. (Japan)	1		22

Vinci SA (France)	10		935

WillScot Corp. *	20		252

			1,579

Construction Materials — 0.2%

CRH plc (Ireland)	3		92

HeidelbergCement AG (Germany)	1		28

James Hardie Industries plc, CHDI	2		29

LafargeHolcim Ltd. (Registered) (Switzerland) *	19		824

Martin Marietta Materials, Inc.	4		856

Siam Cement PCL (The) (Registered) (Thailand)	30		358

Taiheiyo Cement Corp. (Japan)	—	(a)	9

UltraTech Cement Ltd. (India)	2		80

			2,276

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Consumer Finance — 0.3%

Acom Co. Ltd. (Japan)	2		6

American Express Co.	14		1,312

Capital One Financial Corp.	18		1,101

Isracard Ltd. (Israel)	—	(a)	—	(a)

Shriram Transport Finance Co. Ltd. (India)	3		31

			2,450

Containers & Packaging — 0.5%

AptarGroup, Inc.	6		664

Ball Corp.	16		1,139

Crown Holdings, Inc. *	15		1,007

Graphic Packaging Holding Co.	38		526

Packaging Corp. of America	6		626

Smurfit Kappa Group plc (Ireland)	1		26

Westrock Co.	15		425

			4,413

Distributors — 0.1%

Jardine Cycle & Carriage Ltd. (Singapore)	—	(a)	3

LKQ Corp. *	9		241

Pool Corp.	3		908

			1,152

Diversified Consumer Services — 0.1%

Benesse Holdings, Inc. (Japan)	—	(a)	5

Bright Horizons Family Solutions, Inc. *	4		467

New Oriental Education & Technology Group, Inc., ADR (China) *	1		143

			615

Diversified Financial Services — 0.3%

AMP Ltd. (Australia) *	12		16

Berkshire Hathaway, Inc., Class B *	9		1,558

Chailease Holding Co. Ltd. (Taiwan)	22		93

Eurazeo SE (France) *	—	(a)	4

EXOR NV (Netherlands)	—	(a)	21

Far East Horizon Ltd. (China)	28		24

FirstRand Ltd. (South Africa)	139		307

Groupe Bruxelles Lambert SA (Belgium)	—	(a)	30

Industrivarden AB, Class C (Sweden) *	1		12

Investor AB, Class B (Sweden)	2		83

Kinnevik AB, Class B (Sweden)	1		22

L E Lundbergforetagen AB, Class B (Sweden) *	—	(a)	12

M&G plc (United Kingdom)	9		18

Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	2		8

ORIX Corp. (Japan)	5		57

INVESTMENTS	SHARES (000)		VALUE (000)

Diversified Financial Services — continued

Sofina SA (Belgium)	—	(a)	14

Tokyo Century Corp. (Japan)	—	(a)	5

Wendel SE (France)	—	(a)	9

Yuanta Financial Holding Co. Ltd. (Taiwan)	108		64

			2,357

Diversified Telecommunication Services — 0.5%

BT Group plc (United Kingdom)	29		41

Cellnex Telecom SA (Spain) (c)	1		52

China Unicom Hong Kong Ltd. (China)	80		44

Deutsche Telekom AG (Registered) (Germany)	11		191

Elisa OYJ (Finland)	—	(a)	30

HKT Trust & HKT Ltd. (Hong Kong)	13		19

Iliad SA (France)	—	(a)	11

Infrastrutture Wireless Italiane SpA (Italy) (c)	1		8

Koninklijke KPN NV (Netherlands)	12		33

Nippon Telegraph & Telephone Corp. (Japan)	38		892

Orange SA (France)	38		451

PCCW Ltd. (Hong Kong)	10		6

Proximus SADP (Belgium)	—	(a)	9

Saudi Telecom Co. (Saudi Arabia)	2		58

Singapore Telecommunications Ltd. (Singapore)	28		50

Spark New Zealand Ltd. (New Zealand)	6		19

Swisscom AG (Registered) (Switzerland)	—	(a)	47

Telecom Italia SpA (Italy)	44		17

Telefonica Brasil SA (Preference) (Brazil)	3		27

Telefonica Deutschland Holding AG (Germany)	4		11

Telefonica SA (Spain)	16		76

Telekomunikasi Indonesia Persero Tbk. PT (Indonesia)	488		104

Telenor ASA (Norway)	2		34

Telia Co. AB (Sweden)	9		32

Telstra Corp. Ltd. (Australia)	15		33

United Internet AG (Registered) (Germany)	—	(a)	16

Verizon Communications, Inc.	49		2,714

			5,025

Electric Utilities — 1.3%

American Electric Power Co., Inc.	13		1,010

AusNet Services (Australia)	7		8

Chubu Electric Power Co., Inc. (Japan)	2		29

Chugoku Electric Power Co., Inc. (The) (Japan)	1		13

CK Infrastructure Holdings Ltd. (Hong Kong)	2		10

CLP Holdings Ltd. (Hong Kong)	6		54

Duke Energy Corp.	6		462

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Electric Utilities — continued

Edison International	7		378

EDP — Energias de Portugal SA (Portugal)	9		41

Electricite de France SA (France)	2		21

Elia Group SA/NV (Belgium)	—	(a)	11

Endesa SA (Spain)	1		29

Enel SpA (Italy)	60		519

Entergy Corp.	4		377

Equatorial Energia SA (Brazil) *	4		19

Fortum OYJ (Finland)	2		29

HK Electric Investments & HK Electric Investments Ltd. (Hong Kong) (c)	11		11

Iberdrola SA (Spain)	109		1,277

Kansai Electric Power Co., Inc. (The) (Japan)	3		25

Kyushu Electric Power Co., Inc. (Japan)	1		10

Mercury NZ Ltd. (New Zealand)	2		7

NextEra Energy, Inc.	13		3,172

Orsted A/S (Denmark) (c)	8		918

Portland General Electric Co.	6		260

Power Assets Holdings Ltd. (Hong Kong)	5		25

Power Grid Corp. of India Ltd. (India)	30		70

Red Electrica Corp. SA (Spain)	1		28

SSE plc (United Kingdom)	4		60

Tenaga Nasional Bhd. (Malaysia)	20		55

Terna Rete Elettrica Nazionale SpA (Italy)	5		33

Tohoku Electric Power Co., Inc. (Japan)	1		13

Tokyo Electric Power Co. Holdings, Inc. (Japan) *	5		15

Verbund AG (Austria)	—	(a)	10

Xcel Energy, Inc.	42		2,638

			11,637

Electrical Equipment — 0.8%

ABB Ltd. (Registered) (Switzerland)	6		143

AMETEK, Inc.	5		485

Eaton Corp. plc	14		1,212

Fuji Electric Co. Ltd. (Japan)	—	(a)	11

Generac Holdings, Inc. *	10		1,234

Legrand SA (France)	9		699

Melrose Industries plc (United Kingdom)	17		23

Mitsubishi Electric Corp. (Japan)	6		82

NARI Technology Co. Ltd., Class A (China)	16		45

Nidec Corp. (Japan)	11		734

Prysmian SpA (Italy)	1		19

Schneider Electric SE (France)	24		2,706

Siemens Gamesa Renewable Energy SA (Spain)	1		15

Vestas Wind Systems A/S (Denmark)	1		66

INVESTMENTS	SHARES (000)		VALUE (000)

Electrical Equipment — continued

WEG SA (Brazil)	29		278

Zhejiang Chint Electrics Co. Ltd., Class A (China)	12		45

			7,797

Electronic Equipment, Instruments & Components — 0.7%

Amphenol Corp., Class A	4		415

Arrow Electronics, Inc. *	6		384

BOE Technology Group Co. Ltd., Class A (China) *	101		67

Cognex Corp.	6		374

Delta Electronics, Inc. (Taiwan)	108		616

Halma plc (United Kingdom)	1		39

Hamamatsu Photonics KK (Japan)	1		22

Hexagon AB, Class B (Sweden) *	1		57

Hirose Electric Co. Ltd. (Japan)	—	(a)	11

Hitachi Ltd. (Japan)	3		105

Hon Hai Precision Industry Co. Ltd. (Taiwan)	32		94

Ingenico Group SA (France) *	—	(a)	36

Keyence Corp. (Japan)	4		1,550

Keysight Technologies, Inc. *	5		515

Kyocera Corp. (Japan)	1		60

Largan Precision Co. Ltd. (Taiwan)	4		556

Murata Manufacturing Co. Ltd. (Japan)	2		118

Omron Corp. (Japan)	1		40

Samsung SDI Co. Ltd. (South Korea)	—	(a)	65

Shimadzu Corp. (Japan)	1		21

Sunny Optical Technology Group Co. Ltd. (China)	7		105

TDK Corp. (Japan)	—	(a)	40

Venture Corp. Ltd. (Singapore)	1		12

Yokogawa Electric Corp. (Japan)	1		14

Zebra Technologies Corp., Class A *	3		692

			6,008

Energy Equipment & Services — 0.0% (b)

China Oilfield Services Ltd., Class H (China)	52		47

Tenaris SA (Luxembourg)	2		10

			57

Entertainment — 0.7%

Bollore SA (France)	3		9

CD Projekt SA (Poland) *	1		83

Konami Holdings Corp. (Japan)	—	(a)	10

NCSoft Corp. (South Korea)	—	(a)	144

NetEase, Inc., ADR (China)	1		590

Netflix, Inc. *	6		2,874

Nexon Co. Ltd. (Japan)	2		38

Nintendo Co. Ltd. (Japan)	—	(a)	179

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Entertainment — continued

Sea Ltd., ADR (Taiwan) *	8		885

Spotify Technology SA *	2		623

Square Enix Holdings Co. Ltd. (Japan)	—	(a)	15

Take-Two Interactive Software, Inc. *	4		497

Toho Co. Ltd. (Japan)	—	(a)	14

Ubisoft Entertainment SA (France) *	—	(a)	27

Vivendi SA (France)	3		73

			6,061

Equity Real Estate Investment Trusts (REITs) — 1.1%

American Campus Communities, Inc.	4		152

American Homes 4 Rent, Class A	18		492

Ascendas (Singapore)	10		24

Boston Properties, Inc.	2		195

British Land Co. plc (The) (United Kingdom)	3		14

Brixmor Property Group, Inc.	29		369

CapitaLand Commercial Trust (Singapore)	9		11

CapitaLand Mall Trust (Singapore)	8		11

Covivio (France)	—	(a)	14

CubeSmart	13		343

Daiwa House REIT Investment Corp. (Japan)	—	(a)	14

Dexus (Australia)	4		26

EastGroup Properties, Inc.	6		742

Federal Realty Investment Trust	4		322

Gecina SA (France)	—	(a)	21

GLP J-REIT (Japan)	—	(a)	17

Goodman Group (Australia)	6		58

GPT Group (The) (Australia)	7		19

ICADE (France)	—	(a)	4

Japan Prime Realty Investment Corp. (Japan)	—	(a)	6

Japan Real Estate Investment Corp. (Japan)	—	(a)	21

Japan Retail Fund Investment Corp. (Japan)	—	(a)	11

Kimco Realty Corp.	21		273

Klepierre SA (France)	1		13

Land Securities Group plc (United Kingdom)	2		16

Link (Hong Kong)	7		58

Mapletree Commercial Trust (Singapore)	8		11

Mapletree Logistics Trust (Singapore)	9		13

Mid-America Apartment Communities, Inc.	9		1,080

Mirvac Group (Australia)	13		20

National Retail Properties, Inc.	12		409

Nippon Building Fund, Inc. (Japan)	—	(a)	23

Nippon Prologis REIT, Inc. (Japan)	—	(a)	21

Nomura Real Estate Master Fund, Inc. (Japan)	—	(a)	18

Orix JREIT, Inc. (Japan)	—	(a)	13

INVESTMENTS	SHARES (000)		VALUE (000)

Equity Real Estate Investment Trusts (REITs) — continued

Outfront Media, Inc.	25		359

Prologis, Inc.	30		2,838

Public Storage	4		725

Rayonier, Inc.	21		513

Scentre Group (Australia)	18		27

Segro plc (United Kingdom)	4		45

Stockland (Australia)	8		19

Suntec REIT (Singapore)	6		6

Unibail-Rodamco-Westfield (France)	—	(a)	27

United Urban Investment Corp. (Japan)	—	(a)	11

Vicinity Centres (Australia)	14		14

Weyerhaeuser Co.	18		411

			9,849

Food & Staples Retailing — 0.6%

Aeon Co. Ltd. (Japan)	2		54

Atacadao SA (Brazil) *	10		35

BGF retail Co. Ltd. (South Korea)	—	(a)	21

Bid Corp. Ltd. (South Africa)	34		551

BIM Birlesik Magazalar A/S (Turkey)	8		78

BJ’s Wholesale Club Holdings, Inc. *	16		580

Carrefour SA (France)	2		32

Casey’s General Stores, Inc.	1		212

Casino Guichard Perrachon SA (France) *	—	(a)	5

Cencosud SA (Chile)	13		19

Clicks Group Ltd. (South Africa)	5		56

Coles Group Ltd. (Australia)	5		54

Colruyt SA (Belgium)	—	(a)	12

Cosmos Pharmaceutical Corp. (Japan)	—	(a)	15

Dairy Farm International Holdings Ltd. (Hong Kong)	1		7

Dino Polska SA (Poland) * (c)	1		47

FamilyMart Co. Ltd. (Japan)	1		15

ICA Gruppen AB (Sweden)	—	(a)	16

J Sainsbury plc (United Kingdom)	6		16

Jeronimo Martins SGPS SA (Portugal) *	1		16

Kobe Bussan Co. Ltd. (Japan)	—	(a)	11

Koninklijke Ahold Delhaize NV (Netherlands)	4		103

Laobaixing Pharmacy Chain JSC, Class A (China)	5		64

Lawson, Inc. (Japan)	—	(a)	5

METRO AG (Germany)	1		6

Moran Foods Backstop Equity * ‡	3		3

Performance Food Group Co. *	18		515

Pick n Pay Stores Ltd. (South Africa)	9		27

President Chain Store Corp. (Taiwan)	59		594

Raia Drogasil SA (Brazil)	14		282

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Food & Staples Retailing — continued

Seven & i Holdings Co. Ltd. (Japan)	3		82

Shoprite Holdings Ltd. (South Africa)	3		19

SPAR Group Ltd. (The) (South Africa)	6		56

Sundrug Co. Ltd. (Japan)	—	(a)	7

Sysco Corp.	3		166

Tesco plc (United Kingdom)	33		94

Tsuruha Holdings, Inc. (Japan)	—	(a)	14

Walgreens Boots Alliance, Inc.	16		662

Wal-Mart de Mexico SAB de CV (Mexico)	195		466

Welcia Holdings Co. Ltd. (Japan)	—	(a)	16

Wm Morrison Supermarkets plc (United Kingdom)	8		19

Woolworths Group Ltd. (Australia)	4		111

X5 Retail Group NV, GDR (Russia) (c)	2		77

			5,240

Food Products — 0.8%

a2 Milk Co. Ltd. (New Zealand) *	3		33

Ajinomoto Co., Inc. (Japan)	2		27

Almarai Co. JSC (Saudi Arabia)	3		48

Associated British Foods plc (United Kingdom)	1		31

Barry Callebaut AG (Registered) (Switzerland)	—	(a)	25

Britannia Industries Ltd. (India)	1		27

Calbee, Inc. (Japan)	—	(a)	8

Chocoladefabriken Lindt & Spruengli AG (Switzerland)	—	(a)	33

Danone SA (France)	2		147

Foshan Haitian Flavouring & Food Co. Ltd., Class A (China)	16		290

Inner Mongolia Yili Industrial Group Co. Ltd., Class A (China)	7		30

Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., Class A (China)	5		42

Kerry Group plc, Class A (Ireland)	1		68

Kikkoman Corp. (Japan)	1		24

Lamb Weston Holdings, Inc.	7		464

MEIJI Holdings Co. Ltd. (Japan)	—	(a)	32

Mowi ASA (Norway)	2		29

Nestle SA (Registered) (Switzerland)	44		4,910

NH Foods Ltd. (Japan)	—	(a)	12

Nisshin Seifun Group, Inc. (Japan)	1		12

Nissin Foods Holdings Co. Ltd. (Japan)	—	(a)	18

Orkla ASA (Norway)	3		24

Post Holdings, Inc. *	7		628

Savola Group (The) (Saudi Arabia)	3		34

Toyo Suisan Kaisha Ltd. (Japan)	—	(a)	17

INVESTMENTS	SHARES (000)		VALUE (000)

Food Products — continued

Uni-President Enterprises Corp. (Taiwan)	44		107

WH Group Ltd. (Hong Kong) (c)	35		30

Wilmar International Ltd. (China)	7		20

Yakult Honsha Co. Ltd. (Japan)	—	(a)	24

Yamazaki Baking Co. Ltd. (Japan)	1		9

			7,203

Gas Utilities — 0.1%

APA Group (Australia)	4		31

Atmos Energy Corp.	3		319

Beijing Enterprises Holdings Ltd. (China)	6		20

China Gas Holdings Ltd. (China)	26		81

Enagas SA (Spain)	1		21

ENN Energy Holdings Ltd. (China)	7		73

Hong Kong & China Gas Co. Ltd. (Hong Kong)	37		57

Kunlun Energy Co. Ltd. (China)	58		38

Naturgy Energy Group SA (Spain)	1		20

Osaka Gas Co. Ltd. (Japan)	1		26

Snam SpA (Italy)	7		34

Toho Gas Co. Ltd. (Japan)	—	(a)	10

Tokyo Gas Co. Ltd. (Japan)	1		31

			761

Health Care Equipment & Supplies — 1.2%

Alcon, Inc. (Switzerland) *	2		97

Ambu A/S, Class B (Denmark)	1		18

Asahi Intecc Co. Ltd. (Japan)	1		17

Baxter International, Inc.	7		575

BioMerieux (France)	—	(a)	19

Boston Scientific Corp. *	71		2,482

Carl Zeiss Meditec AG (Germany)	—	(a)	14

Cochlear Ltd. (Australia)	—	(a)	29

Coloplast A/S, Class B (Denmark)	—	(a)	63

Demant A/S (Denmark) *	—	(a)	10

DexCom, Inc. *	2		708

DiaSorin SpA (Italy)	—	(a)	17

Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2		45

GN Store Nord A/S (Denmark)	—	(a)	23

Hoya Corp. (Japan)	11		1,005

ICU Medical, Inc. *	2		300

IDEXX Laboratories, Inc. *	2		716

Intuitive Surgical, Inc. *	2		1,133

Koninklijke Philips NV (Netherlands) *	3		144

Medtronic plc	7		656

Olympus Corp. (Japan)	4		77

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Health Care Equipment & Supplies — continued

Sartorius AG (Preference) (Germany)	—	(a)	43

Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (China)	1		43

Siemens Healthineers AG (Germany) (c)	1		25

Smith & Nephew plc (United Kingdom)	28		531

Sonova Holding AG (Registered) (Switzerland) *	—	(a)	38

STERIS plc	2		272

Straumann Holding AG (Registered) (Switzerland)	—	(a)	32

Sysmex Corp. (Japan)	1		46

Terumo Corp. (Japan)	2		84

West Pharmaceutical Services, Inc.	4		842

Zimmer Biomet Holdings, Inc.	10		1,144

			11,248

Health Care Providers & Services — 1.3%

Aier Eye Hospital Group Co. Ltd., Class A (China)	5		30

Alfresa Holdings Corp. (Japan)	1		13

AmerisourceBergen Corp.	6		562

Centene Corp. *	8		506

Chemed Corp.	1		266

Cigna Corp.	10		1,929

Encompass Health Corp.	8		483

Fresenius Medical Care AG & Co. KGaA (Germany)	1		63

Fresenius SE & Co. KGaA (Germany)	1		71

Hapvida Participacoes e Investimentos SA (Brazil) (c)	2		26

HCA Healthcare, Inc.	3		260

Jointown Pharmaceutical Group Co. Ltd., Class A (China) *	12		31

McKesson Corp.	3		465

Medipal Holdings Corp. (Japan)	1		10

Molina Healthcare, Inc. *	3		608

Mouwasat Medical Services Co. (Saudi Arabia)	2		39

NMC Health plc (United Arab Emirates) * ‡	1		—

Orpea (France)	—	(a)	20

Premier, Inc., Class A *	7		253

Quest Diagnostics, Inc.	5		557

Ramsay Health Care Ltd. (Australia)	1		28

Ryman Healthcare Ltd. (New Zealand)	1		12

Sinopharm Group Co. Ltd., Class H (China)	13		34

Sonic Healthcare Ltd. (Australia)	1		29

Suzuken Co. Ltd. (Japan)	—	(a)	7

UnitedHealth Group, Inc.	18		5,283

			11,585

INVESTMENTS	SHARES (000)		VALUE (000)

Health Care Technology — 0.1%

M3, Inc. (Japan)	2		64

Teladoc Health, Inc. *	4		729

			793

Hotels, Restaurants & Leisure — 0.6%

Accor SA (France) *	13		352

Aristocrat Leisure Ltd. (Australia)	2		35

Compass Group plc (United Kingdom)	6		84

Crown Resorts Ltd. (Australia)	1		8

CVC Brasil Operadora e Agencia de Viagens SA (Brazil) *	3		9

Dunkin’ Brands Group, Inc.	3		190

Evolution Gaming Group AB (Sweden) (c)	—	(a)	26

Flutter Entertainment plc (Ireland)	1		70

Galaxy Entertainment Group Ltd. (Macau)	7		48

Genting Singapore Ltd. (Singapore)	21		11

GVC Holdings plc (United Kingdom)	2		18

Huazhu Group Ltd., ADR (China)	6		197

InterContinental Hotels Group plc (United Kingdom)	1		26

La Francaise des Jeux SAEM (France) (c)	—	(a)	9

Las Vegas Sands Corp.	16		735

McDonald’s Corp.	5		1,006

McDonald’s Holdings Co. Japan Ltd. (Japan)	—	(a)	11

Melco Resorts & Entertainment Ltd., ADR (Hong Kong)	1		12

Minor International PCL (Thailand) *	53		35

OPAP SA (Greece)	4		41

Oriental Land Co. Ltd. (Japan)	1		93

Planet Fitness, Inc., Class A *	3		170

Sands China Ltd. (Macau)	230		906

SJM Holdings Ltd. (Macau)	7		8

Sodexo SA (France)	—	(a)	21

Tabcorp Holdings Ltd. (Australia)	7		16

Vail Resorts, Inc.	1		246

Wendy’s Co. (The)	11		246

Whitbread plc (United Kingdom)	1		20

Wynn Macau Ltd. (Macau)	6		11

Yum China Holdings, Inc. (China)	13		612

Yum! Brands, Inc.	6		542

			5,814

Household Durables — 0.5%

Barratt Developments plc (United Kingdom)	3		21

Berkeley Group Holdings plc (United Kingdom)	—	(a)	22

Casio Computer Co. Ltd. (Japan)	1		12

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Household Durables — continued

Electrolux AB, Series B (Sweden)	1		14

Garmin Ltd.	10		937

Hangzhou Robam Appliances Co. Ltd., Class A (China)	12		55

Husqvarna AB, Class B (Sweden)	2		13

Iida Group Holdings Co. Ltd. (Japan)	—	(a)	5

Midea Group Co. Ltd., Class A (China)	54		461

Newell Brands, Inc.	26		407

Nikon Corp. (Japan)	1		9

Panasonic Corp. (Japan)	8		67

Persimmon plc (United Kingdom)	21		583

Rinnai Corp. (Japan)	—	(a)	8

SEB SA (France)	—	(a)	13

Sekisui Chemical Co. Ltd. (Japan)	1		19

Sekisui House Ltd. (Japan)	2		42

Sharp Corp. (Japan)	1		9

Sony Corp. (Japan)	21		1,470

Suofeiya Home Collection Co. Ltd., Class A (China)	30		102

Taylor Wimpey plc (United Kingdom)	394		696

			4,965

Household Products — 0.3%

Energizer Holdings, Inc.	14		669

Essity AB, Class B (Sweden) *	2		67

Henkel AG & Co. KGaA (Germany)	—	(a)	30

Henkel AG & Co. KGaA (Preference) (Germany)	1		57

Hindustan Unilever Ltd. (India)	5		149

Kimberly-Clark de Mexico SAB de CV, Class A (Mexico)	34		53

Lion Corp. (Japan)	1		19

Pigeon Corp. (Japan)	—	(a)	15

Procter & Gamble Co. (The)	10		1,182

Reckitt Benckiser Group plc (United Kingdom)	2		223

Unicharm Corp. (Japan)	1		57

Unilever Indonesia Tbk. PT (Indonesia)	301		167

			2,688

Independent Power and Renewable Electricity Producers — 0.0% (b)

CGN Power Co. Ltd., Class H (China) (c)	204		42

China Yangtze Power Co. Ltd., Class A (China)	25		67

Electric Power Development Co. Ltd. (Japan)	—	(a)	8

Meridian Energy Ltd. (New Zealand)	4		14

NTPC Ltd. (India)	45		57

Uniper SE (Germany)	1		22

			210

INVESTMENTS	SHARES (000)		VALUE (000)

Industrial Conglomerates — 0.4%

Ayala Corp. (Philippines)	2		36

Bidvest Group Ltd. (The) (South Africa)	23		191

Carlisle Cos., Inc.	3		374

CK Hutchison Holdings Ltd. (United Kingdom)	9		58

DCC plc (United Kingdom)	—	(a)	28

Fosun International Ltd. (China)	26		33

Honeywell International, Inc.	12		1,799

Investment AB Latour, Class B (Sweden)	1		9

Jardine Matheson Holdings Ltd. (Hong Kong)	6		268

Jardine Strategic Holdings Ltd. (Hong Kong)	1		17

Keihan Holdings Co. Ltd. (Japan)	—	(a)	13

Keppel Corp. Ltd. (Singapore)	5		22

KOC Holding A/S (Turkey)	44		116

NWS Holdings Ltd. (Hong Kong)	6		5

Siemens AG (Registered) (Germany)	3		309

SK Holdings Co. Ltd. (South Korea)	—	(a)	52

Smiths Group plc (United Kingdom)	1		24

Toshiba Corp. (Japan)	1		42

			3,396

Insurance — 2.5%

Admiral Group plc (United Kingdom)	1		18

Aegon NV (Netherlands)	6		17

Ageas SA (Belgium)	1		22

AIA Group Ltd. (Hong Kong)	302		2,829

AIA Group Ltd. (Hong Kong)	42		394

Alleghany Corp.	1		323

Allianz SE (Registered) (Germany)	11		2,324

American International Group, Inc.	12		364

Assicurazioni Generali SpA (Italy)	4		57

Aviva plc (United Kingdom)	13		44

AXA SA (France)	34		713

Baloise Holding AG (Registered) (Switzerland)	—	(a)	24

Bupa Arabia for Cooperative Insurance Co. (Saudi Arabia)	1		29

China Life Insurance Co. Ltd., Class H (China) *	61		123

China Pacific Insurance Group Co. Ltd., Class H (China)	20		54

Chubb Ltd.	15		1,850

Chubb Ltd.	—	(a)	14

CNA Financial Corp.	3		90

CNP Assurances (France) *	—	(a)	5

Dai-ichi Life Holdings, Inc. (Japan)	4		43

Direct Line Insurance Group plc (United Kingdom)	5		16

Fairfax Financial Holdings Ltd. (Canada)	1		416

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Insurance — continued

Fubon Financial Holding Co. Ltd. (Taiwan)	51		76

Gjensidige Forsikring ASA (Norway) *	1		12

Hannover Rueck SE (Germany)	—	(a)	36

Hartford Financial Services Group, Inc. (The)	13		500

HDFC Life Insurance Co. Ltd. (India) * (c)	61		448

Insurance Australia Group Ltd. (Australia)	8		32

Japan Post Holdings Co. Ltd. (Japan)	6		41

Japan Post Insurance Co. Ltd. (Japan)	1		11

Kinsale Capital Group, Inc.	4		562

Legal & General Group plc (United Kingdom)	258		702

Loews Corp.	41		1,391

Mapfre SA (Spain)	2		3

Marsh & McLennan Cos., Inc.	5		536

Medibank Pvt Ltd. (Australia)	9		20

MS&AD Insurance Group Holdings, Inc. (Japan)	2		44

Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	3		801

NN Group NV (Netherlands)	1		34

PICC Property & Casualty Co. Ltd., Class H (China)	70		58

Ping An Insurance Group Co. of China Ltd., Class H (China)	241		2,402

Ping An Insurance Group Co. of China Ltd., Class H (China)	7		65

Poste Italiane SpA (Italy) (c)	2		17

Progressive Corp. (The)	15		1,193

Prudential plc (United Kingdom)	51		767

QBE Insurance Group Ltd. (Australia)	5		31

RLI Corp.	7		541

RSA Insurance Group plc (United Kingdom)	4		18

Sampo OYJ, Class A (Finland)	2		56

Sanlam Ltd. (South Africa)	48		164

SCOR SE (France) *	1		15

Sompo Holdings, Inc. (Japan)	1		38

Sony Financial Holdings, Inc. (Japan)	1		14

Suncorp Group Ltd. (Australia)	4		28

Swiss Life Holding AG (Registered) (Switzerland)	—	(a)	42

Swiss Re AG (Switzerland)	1		78

T&D Holdings, Inc. (Japan)	2		15

Tokio Marine Holdings, Inc. (Japan)	2		96

Travelers Cos., Inc. (The)	10		1,180

Tryg A/S (Denmark)	—	(a)	13

Zurich Insurance Group AG (Switzerland)	3		1,154

			23,003

INVESTMENTS	SHARES (000)		VALUE (000)

Interactive Media & Services — 1.8%

Alphabet, Inc., Class A *	2		2,265

Alphabet, Inc., Class C *	4		5,770

Auto Trader Group plc (United Kingdom) (c)	3		22

Baidu, Inc., ADR (China) *	1		132

Facebook, Inc., Class A *	7		1,513

Kakaku.com, Inc. (Japan)	1		13

LINE Corp. (Japan) *	—	(a)	10

NAVER Corp. (South Korea)	3		739

REA Group Ltd. (Australia)	—	(a)	11

Scout24 AG (Germany) (c)	—	(a)	29

SEEK Ltd. (Australia)	1		19

Tencent Holdings Ltd. (China)	93		5,933

Z Holdings Corp. (Japan)	9		45

			16,501

Internet & Direct Marketing Retail — 2.5%

Alibaba Group Holding Ltd., ADR (China) *	21		4,556

Amazon.com, Inc. *	5		12,463

Booking Holdings, Inc. *	1		2,060

Chewy, Inc., Class A *	6		288

Delivery Hero SE (Germany) * (c)	—	(a)	45

JD.com, Inc., ADR (China) *	17		1,025

Just Eat Takeaway.com NV (Netherlands) * (c)	—	(a)	41

Meituan Dianping, Class B (China) * (c)	13		284

MercadoLibre, Inc. (Argentina) *	2		1,552

Mercari, Inc. (Japan) *	—	(a)	9

Naspers Ltd., Class N (South Africa)	1		269

Ocado Group plc (United Kingdom) *	2		39

Prosus NV (China) *	5		471

Rakuten, Inc. (Japan)	3		26

Trip.com Group Ltd., ADR (China) *	3		67

Vipshop Holdings Ltd., ADR (China) *	3		64

Zalando SE (Germany) * (c)	1		36

ZOZO, Inc. (Japan)	—	(a)	7

			23,302

IT Services — 2.0%

Adyen NV (Netherlands) * (c)	—	(a)	90

Afterpay Ltd. (Australia) *	1		32

Amadeus IT Group SA (Spain)	1		77

Atos SE (France) *	—	(a)	29

Automatic Data Processing, Inc.	4		613

Booz Allen Hamilton Holding Corp.	12		908

Broadridge Financial Solutions, Inc.	4		478

Capgemini SE (France)	13		1,485

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

IT Services — continued

Computershare Ltd. (Australia)	2		15

Edenred (France)	1		37

EPAM Systems, Inc. *	2		479

FleetCor Technologies, Inc. *	3		675

Fujitsu Ltd. (Japan)	1		82

GDS Holdings Ltd., ADR (China) *	1		55

Global Payments, Inc.	6		970

GMO Payment Gateway, Inc. (Japan)	—	(a)	10

HCL Technologies Ltd. (India)	5		36

Infosys Ltd. (India)	94		911

Infosys Ltd., ADR (India)	21		203

Itochu Techno-Solutions Corp. (Japan)	—	(a)	11

Leidos Holdings, Inc.	9		802

Mastercard, Inc., Class A	18		5,249

MongoDB, Inc. *	2		468

NEC Corp. (Japan)	1		38

Nexi SpA (Italy) * (c)	1		22

Nomura Research Institute Ltd. (Japan)	1		30

NTT Data Corp. (Japan)	2		27

Obic Co. Ltd. (Japan)	—	(a)	35

Otsuka Corp. (Japan)	—	(a)	16

PayPal Holdings, Inc. *	15		2,623

SCSK Corp. (Japan)	—	(a)	5

Tata Consultancy Services Ltd. (India)	50		1,364

TIS, Inc. (Japan)	1		15

WEX, Inc. *	3		449

Wix.com Ltd. (Israel) *	—	(a)	44

Worldline SA (France) * (c)	1		44

			18,427

Leisure Products — 0.1%

Bandai Namco Holdings, Inc. (Japan)	1		37

Brunswick Corp.	8		517

Sega Sammy Holdings, Inc. (Japan)	1		8

Shimano, Inc. (Japan)	—	(a)	38

Yamaha Corp. (Japan)	1		24

			624

Life Sciences Tools & Services — 0.5%

Eurofins Scientific SE (Luxembourg) *	—	(a)	27

Illumina, Inc. *	2		559

Lonza Group AG (Registered) (Switzerland)	1		679

Mettler-Toledo International, Inc. *	1		446

QIAGEN NV *	1		34

Sartorius Stedim Biotech (France)	—	(a)	24

INVESTMENTS	SHARES (000)		VALUE (000)

Life Sciences Tools & Services — continued

Syneos Health, Inc. *	6		345

Thermo Fisher Scientific, Inc.	5		1,855

WuXi AppTec Co. Ltd., Class H (China) (c)	3		33

Wuxi Biologics Cayman, Inc. (China) * (c)	8		138

			4,140

Machinery — 1.8%

Alfa Laval AB (Sweden) *	1		24

Alstom SA (France)	12		574

Amada Co. Ltd. (Japan)	1		10

ANDRITZ AG (Austria)	—	(a)	10

Ashok Leyland Ltd. (India)	40		25

Atlas Copco AB, Class A (Sweden)	22		923

Atlas Copco AB, Class B (Sweden)	1		50

CNH Industrial NV (United Kingdom) *	4		25

Daifuku Co. Ltd. (Japan)	—	(a)	26

Douglas Dynamics, Inc.	5		185

Dover Corp.	9		861

Epiroc AB, Class A (Sweden)	2		28

Epiroc AB, Class B (Sweden)	1		17

FANUC Corp. (Japan)	4		627

GEA Group AG (Germany)	1		17

Hino Motors Ltd. (Japan)	1		7

Hitachi Construction Machinery Co. Ltd. (Japan)	—	(a)	11

Hiwin Technologies Corp. (Taiwan)	8		80

Hoshizaki Corp. (Japan)	—	(a)	17

IDEX Corp.	3		509

Illinois Tool Works, Inc.	3		483

Ingersoll Rand, Inc. *	10		270

ITT, Inc.	6		351

Kawasaki Heavy Industries Ltd. (Japan)	1		7

KION Group AG (Germany)	—	(a)	15

Knorr-Bremse AG (Germany) *	—	(a)	17

Komatsu Ltd. (Japan)	30		604

Kone OYJ, Class B (Finland)	12		849

Kubota Corp. (Japan)	48		724

Kurita Water Industries Ltd. (Japan)	—	(a)	11

Lincoln Electric Holdings, Inc.	6		521

Makita Corp. (Japan)	16		582

Middleby Corp. (The) *	5		371

MINEBEA MITSUMI, Inc. (Japan)	1		24

MISUMI Group, Inc. (Japan)	1		25

Mitsubishi Heavy Industries Ltd. (Japan)	1		26

Miura Co. Ltd. (Japan)	—	(a)	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Machinery — continued

Nabtesco Corp. (Japan)	—	(a)	12

NGK Insulators Ltd. (Japan)	1		12

Nordson Corp.	5		872

NSK Ltd. (Japan)	1		10

Otis Worldwide Corp.	4		212

RBC Bearings, Inc. *	4		474

Sandvik AB (Sweden) *	4		73

Schindler Holding AG (Switzerland)	—	(a)	35

Schindler Holding AG (Registered) (Switzerland)	—	(a)	19

SKF AB, Class B (Sweden)	48		905

SMC Corp. (Japan)	2		926

Snap-on, Inc.	2		307

Spirax-Sarco Engineering plc (United Kingdom)	—	(a)	31

Stanley Black & Decker, Inc.	15		2,039

Sumitomo Heavy Industries Ltd. (Japan)	—	(a)	9

Techtronic Industries Co. Ltd. (Hong Kong)	63		618

THK Co. Ltd. (Japan)	—	(a)	10

Toro Co. (The)	11		754

Volvo AB, Class B (Sweden) *	5		80

Wartsila OYJ Abp (Finland)	2		13

Woodward, Inc.	5		420

Yangzijiang Shipbuilding Holdings Ltd. (China)	10		7

Yaskawa Electric Corp. (Japan)	1		28

			16,789

Marine — 0.0% (b)

AP Moller — Maersk A/S, Class A (Denmark)	—	(a)	13

AP Moller — Maersk A/S, Class B (Denmark)	—	(a)	27

Kuehne + Nagel International AG (Registered) (Switzerland) *	—	(a)	33

Nippon Yusen KK (Japan)	1		7

			80

Media — 0.8%

Altice Europe NV (Netherlands) *	2		8

Altice USA, Inc., Class A *	14		318

Charter Communications, Inc., Class A *	5		2,424

Clear Channel Outdoor Holdings, Inc. *	11		11

Comcast Corp., Class A	29		1,118

CyberAgent, Inc. (Japan)	—	(a)	15

Dentsu Group, Inc. (Japan)	1		17

Discovery, Inc., Class A *	26		548

Discovery, Inc., Class C *	18		354

DISH Network Corp., Class A *	16		541

Hakuhodo DY Holdings, Inc. (Japan)	1		11

INVESTMENTS	SHARES (000)		VALUE (000)

Media — continued

iHeartMedia, Inc., Class A *	—	(a)	3

Informa plc (United Kingdom)	5		30

ITV plc (United Kingdom)	12		11

JCDecaux SA (France) *	—	(a)	6

New York Times Co. (The), Class A	11		472

Nexstar Media Group, Inc., Class A	6		539

Pearson plc (United Kingdom)	3		19

Publicis Groupe SA (France)	1		24

Schibsted ASA, Class B (Norway) *	—	(a)	8

SES SA, FDR (Luxembourg)	1		9

Telenet Group Holding NV (Belgium)	—	(a)	8

ViacomCBS, Inc.	17		395

WPP plc (United Kingdom)	4		33

			6,922

Metals & Mining — 0.6%

Alrosa PJSC (Russia)	61		55

Anglo American plc (South Africa)	4		97

AngloGold Ashanti Ltd., ADR (Australia)	2		45

Antofagasta plc (Chile)	1		16

ArcelorMittal SA (Luxembourg) *	2		26

Baoshan Iron & Steel Co. Ltd., Class A (China)	92		60

BHP Group Ltd. (Australia)	56		1,397

BHP Group plc (Australia)	7		148

BlueScope Steel Ltd. (Australia)	2		13

Boliden AB (Sweden)	1		22

China Molybdenum Co. Ltd., Class H (China)	114		38

Eregli Demir ve Celik Fabrikalari TAS (Turkey)	35		44

Evolution Mining Ltd. (Australia)	6		22

Evraz plc (Russia)	2		6

Fortescue Metals Group Ltd. (Australia)	6		56

Gerdau SA (Preference) (Brazil)	19		55

Glencore plc (Australia) *	34		73

Grupo Mexico SAB de CV, Series B (Mexico)	39		91

Hindalco Industries Ltd. (India)	15		29

Hitachi Metals Ltd. (Japan)	1		11

Impala Platinum Holdings Ltd. (South Africa)	4		24

JFE Holdings, Inc. (Japan)	2		12

Magnitogorsk Iron & Steel Works PJSC, GDR (Russia) (c)	5		32

Maruichi Steel Tube Ltd. (Japan)	—	(a)	2

Mitsubishi Materials Corp. (Japan)	—	(a)	6

MMC Norilsk Nickel PJSC, ADR (Russia)	1		38

Newcrest Mining Ltd. (Australia)	3		61

Nippon Steel Corp. (Japan)	3		26

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Metals & Mining — continued

Norsk Hydro ASA (Norway) *	5		14

Northern Star Resources Ltd. (Australia)	3		24

POSCO (South Korea)	1		96

Rio Tinto Ltd. (Australia)	1		87

Rio Tinto plc (Australia)	48		2,715

Severstal PAO, GDR (Russia) (c)	5		66

South32 Ltd. (Australia)	17		24

Sumitomo Metal Mining Co. Ltd. (Japan)	1		23

thyssenkrupp AG (Germany) *	1		11

Vale SA, ADR (Brazil) *	16		167

voestalpine AG (Austria)	—	(a)	9

			5,741

Multiline Retail — 0.1%

Isetan Mitsukoshi Holdings Ltd. (Japan)	1		6

Kohl’s Corp.	14		294

Lojas Renner SA (Brazil) *	52		403

Marui Group Co. Ltd. (Japan)	1		11

Next plc (United Kingdom)	—	(a)	28

Nordstrom, Inc.	16		250

Pan Pacific International Holdings Corp. (Japan)	1		31

Ryohin Keikaku Co. Ltd. (Japan)	1		11

Wesfarmers Ltd. (Australia)	4		121

			1,155

Multi-Utilities — 0.1%

AGL Energy Ltd. (Australia)	2		25

E.ON SE (Germany)	8		87

Engie SA (France) *	6		77

National Grid plc (United Kingdom)	12		145

NorthWestern Corp.	5		260

RWE AG (Germany)	2		70

Suez SA (France)	1		14

Veolia Environnement SA (France)	2		42

			720

Oil, Gas & Consumable Fuels — 1.5%

Ampol Ltd. (Australia)	1		17

Battalion Oil Corp. *	1		5

BP plc (United Kingdom)	313		1,200

Cabot Oil & Gas Corp.	16		270

Chevron Corp.	27		2,426

China Petroleum & Chemical Corp., Class H (China)	104		43

China Shenhua Energy Co. Ltd., Class H (China)	42		65

CNOOC Ltd. (China)	126		141

INVESTMENTS	SHARES (000)		VALUE (000)

Oil, Gas & Consumable Fuels — continued

ConocoPhillips	20		849

Diamondback Energy, Inc.	10		424

Ecopetrol SA, ADR (Colombia)	4		49

ENEOS Holdings, Inc. (Japan)	10		37

Eni SpA (Italy)	9		83

EQT Corp.	24		285

Equinor ASA (Norway)	3		49

Equitrans Midstream Corp.	43		360

Formosa Petrochemical Corp. (Taiwan)	23		70

Galp Energia SGPS SA (Portugal)	2		20

Gazprom PJSC, ADR (Russia)	17		91

Idemitsu Kosan Co. Ltd. (Japan)	1		13

Inpex Corp. (Japan)	4		22

Kinder Morgan, Inc.	39		596

Koninklijke Vopak NV (Netherlands)	—	(a)	14

LUKOIL PJSC, ADR (Russia)	3		199

Lundin Energy AB (Sweden)	1		15

Marathon Petroleum Corp.	14		524

Neste OYJ (Finland)	1		57

Oil & Natural Gas Corp. Ltd. (India)	35		38

Oil Search Ltd. (Australia)	7		15

OMV AG (Austria) *	—	(a)	16

Origin Energy Ltd. (Australia)	6		25

PBF Energy, Inc., Class A	4		38

Petroleo Brasileiro SA (Preference) (Brazil)	37		147

Petronet LNG Ltd. (India)	12		42

Phillips 66	8		570

Pioneer Natural Resources Co.	11		1,104

PTT Exploration & Production PCL (Thailand)	22		66

PTT PCL (Thailand)	50		62

Reliance Industries Ltd. (India)	5		110

Reliance Industries Ltd., GDR (India) (d)	5		203

Reliance Industries Ltd. (India) *	—	(a)	4

Repsol SA (Spain)	5		43

Royal Dutch Shell plc, Class A (Netherlands)	47		748

Royal Dutch Shell plc, Class B (Netherlands)	13		194

Santos Ltd. (Australia)	6		23

SK Innovation Co. Ltd. (South Korea)	1		65

S-Oil Corp. (South Korea)	1		51

Tatneft PJSC, ADR (Russia)	1		32

Tatneft PJSC, ADR (Russia)	1		68

Thai Oil PCL (Thailand)	31		45

TOTAL SA (France)	28		1,068

Tupras Turkiye Petrol Rafinerileri A/S (Turkey) *	3		39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

Washington H Soul Pattinson & Co. Ltd. (Australia)	—	(a)	6

Williams Cos., Inc. (The)	39		734

Woodside Petroleum Ltd. (Australia)	3		49

			13,529

Paper & Forest Products — 0.0% (b)

Mondi plc (United Kingdom)	2		28

Mondi plc (United Kingdom)	1		20

Oji Holdings Corp. (Japan)	3		15

Stora Enso OYJ, Class R (Finland)	2		25

Svenska Cellulosa AB SCA, Class B (Sweden) *	2		25

UPM-Kymmene OYJ (Finland)	2		53

			166

Personal Products — 0.5%

Beiersdorf AG (Germany)	—	(a)	39

Coty, Inc., Class A	40		179

Kao Corp. (Japan)	14		1,103

Kobayashi Pharmaceutical Co. Ltd. (Japan)	—	(a)	18

Kose Corp. (Japan)	—	(a)	12

LG Household & Health Care Ltd. (South Korea)	—	(a)	104

L’Oreal SA (France)	4		1,140

Pola Orbis Holdings, Inc. (Japan)	—	(a)	3

Shiseido Co. Ltd. (Japan)	1		89

Unilever NV (United Kingdom)	24		1,274

Unilever plc (United Kingdom)	4		216

			4,177

Pharmaceuticals — 2.4%

Astellas Pharma, Inc. (Japan)	6		107

AstraZeneca plc (United Kingdom)	4		467

Bayer AG (Registered) (Germany)	3		249

Bristol-Myers Squibb Co.	61		3,599

Catalent, Inc. *	18		1,335

Chugai Pharmaceutical Co. Ltd. (Japan)	2		128

CSPC Pharmaceutical Group Ltd. (China)	48		91

Daiichi Sankyo Co. Ltd. (Japan)	2		155

Dr Reddy’s Laboratories Ltd., ADR (India)	1		39

Eisai Co. Ltd. (Japan)	1		72

Eli Lilly and Co.	10		1,599

GlaxoSmithKline plc (United Kingdom)	78		1,584

H Lundbeck A/S (Denmark)	—	(a)	11

Hikma Pharmaceuticals plc (Jordan)	1		16

Hisamitsu Pharmaceutical Co., Inc. (Japan)	—	(a)	11

Hutchison China MediTech Ltd., ADR (Hong Kong) *	1		33

Ipsen SA (France)	—	(a)	12

INVESTMENTS	SHARES (000)		VALUE (000)

Pharmaceuticals — continued

Jazz Pharmaceuticals plc *	3		373

Jiangsu Hengrui Medicine Co. Ltd., Class A (China)	6		80

Johnson & Johnson	10		1,346

Kyowa Kirin Co. Ltd. (Japan)	1		24

Merck & Co., Inc.	9		696

Merck KGaA (Germany)	—	(a)	49

Nippon Shinyaku Co. Ltd. (Japan)	—	(a)	16

Novartis AG (Registered) (Switzerland)	23		2,047

Novo Nordisk A/S, Class B (Denmark)	38		2,482

Ono Pharmaceutical Co. Ltd. (Japan)	1		35

Orion OYJ, Class B (Finland)	—	(a)	17

Otsuka Holdings Co. Ltd. (Japan)	1		57

Pfizer, Inc.	31		1,009

Recordati SpA (Italy)	—	(a)	19

Richter Gedeon Nyrt. (Hungary)	1		22

Roche Holding AG (Switzerland)	8		2,805

Royalty Pharma plc, Class A *	11		529

Sanofi (France)	4		393

Santen Pharmaceutical Co. Ltd. (Japan)	1		24

Shionogi & Co. Ltd. (Japan)	1		56

Sino Biopharmaceutical Ltd. (Hong Kong)	15		28

Sumitomo Dainippon Pharma Co. Ltd. (Japan)	1		8

Taisho Pharmaceutical Holdings Co. Ltd. (Japan)	—	(a)	6

Takeda Pharmaceutical Co. Ltd. (Japan)	5		194

Teva Pharmaceutical Industries Ltd., ADR (Israel) *	4		46

UCB SA (Belgium)	—	(a)	51

Vifor Pharma AG (Switzerland)	—	(a)	25

			21,945

Professional Services — 0.5%

51job, Inc., ADR (China) *	1		50

Adecco Group AG (Registered) (Switzerland)	1		27

Bureau Veritas SA (France) *	1		21

CoreLogic, Inc.	5		310

Experian plc (United Kingdom)	3		109

FTI Consulting, Inc. *	6		649

IHS Markit Ltd.	6		442

Intertek Group plc (United Kingdom)	1		37

Nihon M&A Center, Inc. (Japan)	1		23

Persol Holdings Co. Ltd. (Japan)	1		8

Randstad NV (Netherlands) *	—	(a)	16

Recruit Holdings Co. Ltd. (Japan)	24		809

RELX plc (United Kingdom)	7		153

RELX plc (United Kingdom)	29		662

SGS SA (Registered) (Switzerland)	—	(a)	590

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Professional Services — continued

Teleperformance (France) *	—	(a)	51

TransUnion	5		425

Wolters Kluwer NV (Netherlands)	1		73

			4,455

Real Estate Management & Development — 0.3%

Aeon Mall Co. Ltd. (Japan)	—	(a)	5

Aroundtown SA (Germany) *	4		23

Ayala Land, Inc. (Philippines)	54		37

Azrieli Group Ltd. (Israel)	—	(a)	7

CapitaLand Ltd. (Singapore) *	9		19

CBRE Group, Inc., Class A *	13		590

China Merchants Shekou Industrial Zone Holdings Co. Ltd., Class A (China)	27		62

China Overseas Land & Investment Ltd. (China)	35		107

China Resources Land Ltd. (China)	24		92

China Vanke Co. Ltd., Class H (China)	22		71

City Developments Ltd. (Singapore)	2		10

CK Asset Holdings Ltd. (Hong Kong)	9		54

Country Garden Holdings Co. Ltd. (China)	43		53

Cushman & Wakefield plc *	29		361

Daito Trust Construction Co. Ltd. (Japan)	—	(a)	18

Daiwa House Industry Co. Ltd. (Japan)	2		47

Deutsche Wohnen SE (Germany)	1		53

Emaar Properties PJSC (United Arab Emirates) *	40		30

Hang Lung Properties Ltd. (Hong Kong)	6		14

Henderson Land Development Co. Ltd. (Hong Kong)	6		21

Hongkong Land Holdings Ltd. (Hong Kong)	4		16

Hulic Co. Ltd. (Japan)	1		9

Kerry Properties Ltd. (Hong Kong)	3		6

LEG Immobilien AG (Germany)	—	(a)	30

Lendlease Group (Australia)	2		20

Longfor Group Holdings Ltd. (China) (c)	20		96

Mitsubishi Estate Co. Ltd. (Japan)	4		61

Mitsui Fudosan Co. Ltd. (Japan)	19		332

New World Development Co. Ltd. (Hong Kong)	5		25

Nomura Real Estate Holdings, Inc. (Japan)	1		9

Poly Developments and Holdings Group Co. Ltd., Class A (China)	33		70

Sino Land Co. Ltd. (Hong Kong)	12		15

Sumitomo Realty & Development Co. Ltd. (Japan)	1		30

Sun Hung Kai Properties Ltd. (Hong Kong)	5		57

Swire Pacific Ltd., Class A (Hong Kong)	2		8

Swire Properties Ltd. (Hong Kong)	4		10

Swiss Prime Site AG (Registered) (Switzerland)	—	(a)	24

INVESTMENTS	SHARES (000)		VALUE (000)

Real Estate Management & Development — continued

Tokyu Fudosan Holdings Corp. (Japan)	3		12

UOL Group Ltd. (Singapore)	2		8

Vonovia SE (Germany)	11		645

Wharf Real Estate Investment Co. Ltd. (Hong Kong)	6		29

			3,186

Road & Rail — 0.7%

Aurizon Holdings Ltd. (Australia)	7		23

Central Japan Railway Co. (Japan)	1		77

Container Corp. of India Ltd. (India)	5		28

East Japan Railway Co. (Japan)	1		69

Hankyu Hanshin Holdings, Inc. (Japan)	1		27

Keikyu Corp. (Japan)	1		12

Keio Corp. (Japan)	—	(a)	17

Keisei Electric Railway Co. Ltd. (Japan)	1		16

Kintetsu Group Holdings Co. Ltd. (Japan)	1		27

Knight-Swift Transportation Holdings, Inc.	8		345

Kyushu Railway Co. (Japan)	1		13

Landstar System, Inc.	3		346

Localiza Rent a Car SA (Brazil) *	6		48

Lyft, Inc., Class A *	20		673

MTR Corp. Ltd. (Hong Kong)	5		26

Nagoya Railroad Co. Ltd. (Japan)	1		20

Nippon Express Co. Ltd. (Japan)	—	(a)	10

Norfolk Southern Corp.	16		2,781

Odakyu Electric Railway Co. Ltd. (Japan)	1		27

Old Dominion Freight Line, Inc.	4		621

Seibu Holdings, Inc. (Japan)	1		9

Tobu Railway Co. Ltd. (Japan)	1		23

Tokyu Corp. (Japan)	2		24

Union Pacific Corp.	5		892

West Japan Railway Co. (Japan)	1		28

			6,182

Semiconductors & Semiconductor Equipment — 2.9%

Advanced Micro Devices, Inc. *	23		1,235

Advantest Corp. (Japan)	1		40

Analog Devices, Inc.	13		1,626

ASE Technology Holding Co. Ltd. (Taiwan)	17		39

ASM Pacific Technology Ltd. (Hong Kong)	1		12

ASML Holding NV (Netherlands)	11		3,854

ASML Holding NV (Registered), NYRS (Netherlands)	2		916

Cabot Microelectronics Corp.	3		457

Disco Corp. (Japan)	—	(a)	24

Enphase Energy, Inc. *	14		644

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

Entegris, Inc.	9		511

Global Unichip Corp. (Taiwan)	4		34

Globalwafers Co. Ltd. (Taiwan)	4		55

Infineon Technologies AG (Germany)	4		100

Lam Research Corp.	2		769

Lasertec Corp. (Japan)	—	(a)	19

Maxim Integrated Products, Inc.	8		482

MediaTek, Inc. (Taiwan)	7		138

Microchip Technology, Inc.	4		374

Monolithic Power Systems, Inc.	1		235

Nanya Technology Corp. (Taiwan)	18		38

NVIDIA Corp.	4		1,573

NXP Semiconductors NV (Netherlands)	12		1,336

QUALCOMM, Inc.	16		1,445

Renesas Electronics Corp. (Japan) *	3		15

Rohm Co. Ltd. (Japan)	—	(a)	20

Silergy Corp. (China)	1		66

SK Hynix, Inc. (South Korea)	3		223

STMicroelectronics NV (Switzerland)	2		60

SUMCO Corp. (Japan)	1		14

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	12		658

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	265		2,830

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	68		3,867

Texas Instruments, Inc.	23		2,953

Tokyo Electron Ltd. (Japan)	1		123

Vanguard International Semiconductor Corp. (Taiwan)	22		58

			26,843

Software — 3.1%

Aspen Technology, Inc. *	5		468

AVEVA Group plc (United Kingdom)	—	(a)	11

Cadence Design Systems, Inc. *	5		467

Ceridian HCM Holding, Inc. *	3		208

Check Point Software Technologies Ltd. (Israel) *	—	(a)	43

Crowdstrike Holdings, Inc., Class A *	5		538

CyberArk Software Ltd. *	—	(a)	14

Dassault Systemes SE (France)	—	(a)	78

Guidewire Software, Inc. *	4		433

Intuit, Inc.	3		741

Kingdee International Software Group Co. Ltd. (China) *	43		101

INVESTMENTS	SHARES (000)		VALUE (000)

Software — continued

Kingsoft Corp. Ltd. (China)	17		80

Medallia, Inc. *	7		186

Microsoft Corp.	72		14,740

Nemetschek SE (Germany)	—	(a)	14

Nice Ltd. (Israel) *	—	(a)	40

Oracle Corp. (Japan)	—	(a)	12

Paylocity Holding Corp. *	1		79

Q2 Holdings, Inc. *	5		457

Sage Group plc (The) (United Kingdom)	4		33

salesforce.com, Inc. *	13		2,451

SAP SE (Germany)	12		1,743

ServiceNow, Inc. *	2		709

Splunk, Inc. *	6		1,112

SS&C Technologies Holdings, Inc.	13		741

Synopsys, Inc. *	3		653

TeamViewer AG (Germany) * (c)	—	(a)	24

Temenos AG (Registered) (Switzerland)	—	(a)	35

Trade Desk, Inc. (The), Class A *	2		867

Trend Micro, Inc. (Japan)	1		28

Tyler Technologies, Inc. *	2		539

WiseTech Global Ltd. (Australia)	—	(a)	7

Zscaler, Inc. *	6		627

			28,279

Specialty Retail — 1.5%

ABC-Mart, Inc. (Japan)	—	(a)	6

AutoZone, Inc. *	1		866

Best Buy Co., Inc.	14		1,204

CarMax, Inc. *	6		535

Fast Retailing Co. Ltd. (Japan)	—	(a)	115

Hennes & Mauritz AB, Class B (Sweden)	3		40

Hikari Tsushin, Inc. (Japan)	—	(a)	23

Home Depot, Inc. (The)	9		2,200

Industria de Diseno Textil SA (Spain)	40		1,069

JD Sports Fashion plc (United Kingdom)	1		12

Kingfisher plc (United Kingdom)	7		20

Lowe’s Cos., Inc.	10		1,379

Mr Price Group Ltd. (South Africa)	14		116

Murphy USA, Inc. *	4		411

National Vision Holdings, Inc. *	8		239

Nitori Holdings Co. Ltd. (Japan)	—	(a)	59

O’Reilly Automotive, Inc. *	8		3,325

Ross Stores, Inc.	11		958

Shimamura Co. Ltd. (Japan)	—	(a)	7

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Specialty Retail — continued

Tractor Supply Co.	9		1,184

Ulta Beauty, Inc. *	1		271

USS Co. Ltd. (Japan)	1		8

Yamada Denki Co. Ltd. (Japan)	3		13

			14,060

Technology Hardware, Storage & Peripherals — 1.5%

Advantech Co. Ltd. (Taiwan)	7		70

Apple, Inc.	26		9,540

Brother Industries Ltd. (Japan)	1		14

Canon, Inc. (Japan)	4		70

Catcher Technology Co. Ltd. (Taiwan)	11		83

FUJIFILM Holdings Corp. (Japan)	1		56

Inventec Corp. (Taiwan)	30		26

Logitech International SA (Registered) (Switzerland)	1		37

Quanta Computer, Inc. (Taiwan)	15		36

Ricoh Co. Ltd. (Japan)	3		19

Samsung Electronics Co. Ltd. (South Korea)	95		4,201

Seiko Epson Corp. (Japan)	1		10

			14,162

Textiles, Apparel & Luxury Goods — 0.8%

adidas AG (Germany) *	6		1,670

ANTA Sports Products Ltd. (China)	3		27

Burberry Group plc (United Kingdom)	32		633

Carter’s, Inc.	3		233

Cie Financiere Richemont SA (Registered) (Switzerland)	9		582

Columbia Sportswear Co.	5		431

EssilorLuxottica SA (France) *	1		125

Hermes International (France)	—	(a)	92

Kering SA (France)	—	(a)	142

Lululemon Athletica, Inc. *	1		400

LVMH Moet Hennessy Louis Vuitton SE (France)	6		2,660

Moncler SpA (Italy) *	1		25

Pandora A/S (Denmark)	—	(a)	19

Puma SE (Germany) *	—	(a)	22

Ralph Lauren Corp.	4		280

Shenzhou International Group Holdings Ltd. (China)	7		85

Swatch Group AG (The) (Switzerland)	—	(a)	21

Swatch Group AG (The) (Registered) (Switzerland)	—	(a)	9

			7,456

Thrifts & Mortgage Finance — 0.2%

Housing Development Finance Corp. Ltd. (India)	72		1,670

INVESTMENTS	SHARES (000)		VALUE (000)

Tobacco — 0.2%

Altria Group, Inc.	8		331

British American Tobacco plc (United Kingdom)	8		301

Imperial Brands plc (United Kingdom)	3		62

ITC Ltd. (India) *	195		503

Japan Tobacco, Inc. (Japan)	4		78

KT&G Corp. (South Korea)	1		75

Philip Morris International, Inc.	5		367

Swedish Match AB (Sweden)	1		41

			1,758

Trading Companies & Distributors — 0.1%

AerCap Holdings NV (Ireland) *	—	(a)	14

Ashtead Group plc (United Kingdom)	2		53

BOC Aviation Ltd. (Singapore) (c)	3		21

Brenntag AG (Germany)	1		28

Bunzl plc (United Kingdom)	1		31

Ferguson plc	8		693

ITOCHU Corp. (Japan)	5		102

Marubeni Corp. (Japan)	6		26

Mitsubishi Corp. (Japan)	5		99

Mitsui & Co. Ltd. (Japan)	6		84

MonotaRO Co. Ltd. (Japan)	—	(a)	16

Sumitomo Corp. (Japan)	4		46

Toyota Tsusho Corp. (Japan)	1		18

			1,231

Transportation Infrastructure — 0.0% (b)

Aena SME SA (Spain) * (c)	—	(a)	31

Aeroports de Paris (France)	—	(a)	11

Atlantia SpA (Italy) *	2		27

Auckland International Airport Ltd. (New Zealand)	4		18

Fraport AG Frankfurt Airport Services Worldwide (Germany) *	—	(a)	7

Getlink SE (France) *	2		23

Grupo Aeroportuario del Pacifico SAB de CV, Class B (Mexico)	5		37

Grupo Aeroportuario del Sureste SAB de CV, Class B (Mexico) *	4		45

International Container Terminal Services, Inc. (Philippines)	14		29

Japan Airport Terminal Co. Ltd. (Japan)	—	(a)	9

Kamigumi Co. Ltd. (Japan)	—	(a)	6

Sydney Airport (Australia)	4		15

Transurban Group (Australia)	9		91

Zhejiang Expressway Co. Ltd., Class H (China)	34		24

			373

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	SHARES (000)		VALUE (000)
Common Stocks — continued

Water Utilities — 0.0% (b)

Severn Trent plc (United Kingdom)	1		25

United Utilities Group plc (United Kingdom)	2		26

			51

Wireless Telecommunication Services — 0.2%

America Movil SAB de CV, Series L (Mexico)	167		107

China Mobile Ltd. (China)	31		206

KDDI Corp. (Japan)	6		167

MTN Group Ltd. (South Africa)	12		38

NTT DOCOMO, Inc. (Japan)	4		109

SK Telecom Co. Ltd. (South Korea)	—	(a)	48

Softbank Corp. (Japan)	7		84

SoftBank Group Corp. (Japan)	5		272

Tele2 AB, Class B (Sweden)	2		23

TIM Participacoes SA (Brazil) *	21		55

T-Mobile US, Inc. *	5		524

TPG Telecom Ltd. (Australia) *	1		9

Tuas Ltd. (Australia) *	1		–	(a)

Turkcell Iletisim Hizmetleri A/S (Turkey)	22		52

Vodacom Group Ltd. (South Africa)	6		42

Vodafone Group plc (United Kingdom)	92		146

			1,882

Total Common Stocks (Cost $372,784)			487,210

Investment Companies — 11.4%

Fixed Income — 11.4%

JPMorgan Core Bond Fund Class R6 Shares (e)	323		4,000

JPMorgan Corporate Bond Fund Class R6 Shares (e)	9,242		98,796

JPMorgan Emerging Markets Debt Fund Class R6 Shares (e)	118		898

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (e)	123		937

Total Fixed Income			104,631

Total Investment Companies (Cost $101,112)			104,631

	PRINCIPAL AMOUNT (000)
Corporate Bonds — 9.0%

Aerospace & Defense — 0.1%

Bombardier, Inc. (Canada)

6.13%, 1/15/2023 (d)	87		60

7.50%, 3/15/2025 (d)	195		127

7.88%, 4/15/2027 (d)	98		64

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Aerospace & Defense — continued

BWX Technologies, Inc. 5.38%, 7/15/2026 (d)	40	41

Howmet Aerospace, Inc.

5.13%, 10/1/2024	229	237

5.90%, 2/1/2027	153	162

5.95%, 2/1/2037	61	63

Spirit AeroSystems, Inc. 7.50%, 4/15/2025 (d)	90	89

TransDigm, Inc. 6.25%, 3/15/2026 (d)	387	387

Triumph Group, Inc.

6.25%, 9/15/2024 (d)	15	13

7.75%, 8/15/2025	85	64

		1,307

Air Freight & Logistics — 0.0% (b)

XPO Logistics, Inc.

6.13%, 9/1/2023 (d)	157	159

6.75%, 8/15/2024 (d)	148	155

		314

Airlines — 0.0% (b)

United Airlines Holdings, Inc. 5.00%, 2/1/2024	69	56

Auto Components — 0.3%

Adient Global Holdings Ltd. 4.88%, 8/15/2026 (d)	200	165

Adient US LLC 7.00%, 5/15/2026 (d)	345	357

Allison Transmission, Inc.

5.00%, 10/1/2024 (d)	110	110

4.75%, 10/1/2027 (d)	20	20

5.88%, 6/1/2029 (d)	235	244

American Axle & Manufacturing, Inc.

6.25%, 4/1/2025	370	364

6.25%, 3/15/2026	183	176

6.50%, 4/1/2027	245	238

Clarios Global LP 6.25%, 5/15/2026 (d)	196	202

Cooper-Standard Automotive, Inc. 5.63%, 11/15/2026 (d)	245	157

Dana Financing Luxembourg SARL

5.75%, 4/15/2025 (d)	170	173

6.50%, 6/1/2026 (d)	290	300

Delphi Technologies plc 5.00%, 10/1/2025 (d)	180	193

Goodyear Tire & Rubber Co. (The) 5.00%, 5/31/2026	56	52

Icahn Enterprises LP

6.38%, 12/15/2025	75	74

6.25%, 5/15/2026	44	44

Tenneco, Inc. 5.00%, 7/15/2026	160	104

		2,973

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Automobiles — 0.0% (b)

Ford Motor Co.

8.50%, 4/21/2023	70	74

9.00%, 4/22/2025	70	76

9.63%, 4/22/2030	29	34

		184

Banks — 0.1%

CIT Group, Inc.

4.75%, 2/16/2024	115	117

5.25%, 3/7/2025	135	139

Citigroup, Inc. Series P, (ICE LIBOR USD 3 Month + 3.91%), 5.95%, 5/15/2025 (f) (g) (h)	140	139

Royal Bank of Scotland Group plc (United Kingdom) 5.13%, 5/28/2024	125	137

		532

Building Products — 0.1%

American Woodmark Corp.

4.88%, 3/15/2026 (d)	140	136

Standard Industries, Inc.

6.00%, 10/15/2025 (d)	50	51

5.00%, 2/15/2027 (d)	118	119

4.75%, 1/15/2028 (d)	240	244

Summit Materials LLC

5.13%, 6/1/2025 (d)	85	84

		634

Capital Markets — 0.0% (b)

Goldman Sachs Group, Inc. (The) Series P, (ICE LIBOR USD 3 Month + 2.87%), 5.00%, 11/10/2022 (f) (g) (h)	100	93

MSCI, Inc. 5.38%, 5/15/2027 (d)	146	154

		247

Chemicals — 0.1%

Chemours Co. (The)

6.63%, 5/15/2023	150	144

7.00%, 5/15/2025	320	305

NOVA Chemicals Corp. (Canada)

4.88%, 6/1/2024 (d)	110	103

5.25%, 6/1/2027 (d)	300	263

Sherwin-Williams Co. (The) 3.30%, 2/1/2025	50	54

WR Grace & Co.-Conn. 5.63%, 10/1/2024 (d)	30	32

		901

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Commercial Services & Supplies — 0.2%

ACCO Brands Corp. 5.25%, 12/15/2024 (d)	163	165

ADT Security Corp. (The)

4.13%, 6/15/2023	80	80

4.88%, 7/15/2032 (d)	75	68

Allied Universal Holdco LLC

6.63%, 7/15/2026 (d)	21	22

9.75%, 7/15/2027 (d)	22	23

Aramark Services, Inc.

5.00%, 4/1/2025 (d)	130	128

5.00%, 2/1/2028 (d)	190	181

Covanta Holding Corp. 5.88%, 7/1/2025	40	41

Nielsen Co. Luxembourg SARL (The)

5.50%, 10/1/2021 (d)	17	17

5.00%, 2/1/2025 (d)	27	27

Nielsen Finance LLC 5.00%, 4/15/2022 (d)	320	319

Prime Security Services Borrower LLC

5.25%, 4/15/2024 (d)	47	48

5.75%, 4/15/2026 (d)	150	155

6.25%, 1/15/2028 (d)	125	118

		1,392

Communications Equipment — 0.1%

CommScope Technologies LLC

6.00%, 6/15/2025 (d)	274	264

5.00%, 3/15/2027 (d)	52	47

CommScope, Inc.

5.50%, 3/1/2024 (d)	71	72

6.00%, 3/1/2026 (d)	570	584

8.25%, 3/1/2027 (d)	136	140

		1,107

Construction & Engineering — 0.0% (b)

AECOM 5.13%, 3/15/2027	64	69

Consumer Finance — 0.3%

Ally Financial, Inc.

4.63%, 5/19/2022	225	234

5.75%, 11/20/2025	215	230

8.00%, 11/1/2031	60	77

Avolon Holdings Funding Ltd. (Ireland)

5.13%, 10/1/2023 (d)	99	92

4.38%, 5/1/2026 (d)	85	71

Ford Motor Credit Co. LLC

3.47%, 4/5/2021	200	196

4.39%, 1/8/2026	400	379

4.54%, 8/1/2026	285	272

4.27%, 1/9/2027	200	187

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Consumer Finance — continued

Navient Corp.

6.13%, 3/25/2024	140	133

6.75%, 6/25/2025	190	182

5.00%, 3/15/2027	50	42

Springleaf Finance Corp.

8.25%, 10/1/2023	100	107

6.13%, 3/15/2024	75	76

6.88%, 3/15/2025	40	41

7.13%, 3/15/2026	120	124

6.63%, 1/15/2028	39	39

5.38%, 11/15/2029	65	61

		2,543

Containers & Packaging — 0.2%

Ardagh Packaging Finance plc

6.00%, 2/15/2025 (d)	200	205

5.25%, 8/15/2027 (d)	400	392

Berry Global, Inc.

4.88%, 7/15/2026 (d)	268	272

5.63%, 7/15/2027 (d)	16	16

Crown Americas LLC 4.75%, 2/1/2026	35	36

LABL Escrow Issuer LLC

6.75%, 7/15/2026 (d)	305	317

10.50%, 7/15/2027 (d)	75	80

Mauser Packaging Solutions Holding Co.

5.50%, 4/15/2024 (d)	510	501

Trivium Packaging Finance BV (Netherlands)

5.50%, 8/15/2026 (d) (i)	200	202

		2,021

Distributors — 0.0% (b)

Performance Food Group, Inc. 5.50%, 10/15/2027 (d)	115	111

Wolverine Escrow LLC 9.00%, 11/15/2026 (d)	310	203

		314

Diversified Consumer Services — 0.0% (b)

Pepperdine University Series 2020, 3.30%, 12/1/2059	32	33

Service Corp. International

4.63%, 12/15/2027	165	171

5.13%, 6/1/2029	65	70

		274

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Diversified Financial Services — 0.0% (b)

ACE Cash Express, Inc. 12.00%, 12/15/2022 (d)	81	58

MPH Acquisition Holdings LLC 7.13%, 6/1/2024 (d)	235	218

Refinitiv US Holdings, Inc. 8.25%, 11/15/2026 (d)	157	170

		446

Diversified Telecommunication Services — 1.2%

Altice France Holding SA (Luxembourg) 10.50%, 5/15/2027 (d)	200	220

Altice France SA (France) 7.38%, 5/1/2026 (d)	735	767

CCO Holdings LLC

5.88%, 4/1/2024 (d)	52	54

5.75%, 2/15/2026 (d)	1,060	1,096

5.50%, 5/1/2026 (d)	525	544

5.13%, 5/1/2027 (d)	735	760

5.00%, 2/1/2028 (d)	45	46

4.75%, 3/1/2030 (d)	648	663

CenturyLink, Inc.

Series W, 6.75%, 12/1/2023	35	38

Series Y, 7.50%, 4/1/2024	75	82

5.63%, 4/1/2025	470	486

5.13%, 12/15/2026 (d)	580	579

Series G, 6.88%, 1/15/2028	49	52

Cincinnati Bell, Inc.

7.00%, 7/15/2024 (d)	240	245

8.00%, 10/15/2025 (d)	89	93

Embarq Corp. 8.00%, 6/1/2036	147	165

Frontier Communications Corp.

7.13%, 1/15/2023 (j)	55	16

7.63%, 4/15/2024 (j)	25	8

6.88%, 1/15/2025 (j)	14	4

11.00%, 9/15/2025 (j)	67	23

8.50%, 4/1/2026 (d) (i)	207	196

8.00%, 4/1/2027 (d) (i)	230	234

Intelsat Jackson Holdings SA (Luxembourg)

5.50%, 8/1/2023	565	321

8.00%, 2/15/2024 (d) (i)	250	254

8.50%, 10/15/2024 (d)	183	110

9.75%, 7/15/2025 (d)	140	86

Level 3 Financing, Inc.

5.13%, 5/1/2023	95	95

5.38%, 1/15/2024	240	241

5.38%, 5/1/2025	120	123

5.25%, 3/15/2026	10	10

4.63%, 9/15/2027 (d)	85	86

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Diversified Telecommunication Services — continued

Sprint Capital Corp.

6.88%, 11/15/2028	100	122

8.75%, 3/15/2032	891	1,274

Telecom Italia Capital SA (Italy)

6.38%, 11/15/2033	240	270

6.00%, 9/30/2034	305	332

Virgin Media Secured Finance plc (United Kingdom)

5.50%, 8/15/2026 (d)	200	205

5.50%, 5/15/2029 (d)	200	210

Windstream Services LLC 9.00%, 6/30/2025 (d) (j)	195	10

		10,120

Electric Utilities — 0.1%

Evergy, Inc. 4.85%, 6/1/2021	35	36

NextEra Energy Operating Partners LP 4.25%, 7/15/2024 (d)	63	64

NRG Energy, Inc.

7.25%, 5/15/2026	115	121

6.63%, 1/15/2027	117	122

5.75%, 1/15/2028	124	131

5.25%, 6/15/2029 (d)	10	11

PECO Energy Co. 4.80%, 10/15/2043	100	131

PG&E Corp. 5.00%, 7/1/2028	150	149

Vistra Operations Co. LLC

5.50%, 9/1/2026 (d)	190	194

5.63%, 2/15/2027 (d)	70	72

		1,031

Electrical Equipment — 0.0% (b)

Sensata Technologies BV 5.63%, 11/1/2024 (d)	260	276

Electronic Equipment, Instruments & Components — 0.0% (b)

CDW LLC

5.50%, 12/1/2024	45	49

5.00%, 9/1/2025	165	170

4.25%, 4/1/2028	163	166

		385

Energy Equipment & Services — 0.1%

Archrock Partners LP 6.88%, 4/1/2027 (d)	9	8

Nabors Industries Ltd. 7.25%, 1/15/2026 (d)	50	31

Nabors Industries, Inc. 5.75%, 2/1/2025	115	47

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Energy Equipment & Services — continued

Noble Holding International Ltd.

7.88%, 2/1/2026 (d)	70	17

6.20%, 8/1/2040	38	1

5.25%, 3/15/2042	24	1

Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.25%, 2/15/2025 (d)	87	41

Transocean Guardian Ltd. 5.88%, 1/15/2024 (d)	175	153

Transocean Pontus Ltd. 6.13%, 8/1/2025 (d)	101	88

Transocean Poseidon Ltd. 6.88%, 2/1/2027 (d)	84	71

Transocean Proteus Ltd. 6.25%, 12/1/2024 (d)	67	61

Transocean, Inc.

7.25%, 11/1/2025 (d)	43	23

7.50%, 1/15/2026 (d)	40	22

		564

Entertainment — 0.1%

AMC Entertainment Holdings, Inc.

5.75%, 6/15/2025	205	65

5.88%, 11/15/2026	25	8

6.13%, 5/15/2027	45	14

Cinemark USA, Inc. 4.88%, 6/1/2023	147	124

Live Nation Entertainment, Inc.

5.63%, 3/15/2026 (d)	59	54

4.75%, 10/15/2027 (d)	255	219

Netflix, Inc.

5.88%, 2/15/2025	22	24

4.88%, 4/15/2028	100	107

5.88%, 11/15/2028	142	161

5.38%, 11/15/2029 (d)	85	93

4.88%, 6/15/2030 (d)	465	498

		1,367

Equity Real Estate Investment Trusts (REITs) — 0.2%

Brookfield Property REIT, Inc. 5.75%, 5/15/2026 (d)	80	68

Equinix, Inc. 5.88%, 1/15/2026	120	126

ESH Hospitality, Inc.

5.25%, 5/1/2025 (d)	145	140

4.63%, 10/1/2027 (d)	89	84

Iron Mountain, Inc.

5.75%, 8/15/2024	45	45

4.88%, 9/15/2027 (d)	124	121

4.88%, 9/15/2029 (d)	165	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

MGM Growth Properties Operating Partnership LP

5.63%, 5/1/2024	220	229

5.75%, 2/1/2027	254	260

4.50%, 1/15/2028	15	15

Ryman Hospitality Properties, Inc. 4.75%, 10/15/2027 (d)	120	106

Uniti Group LP 6.00%, 4/15/2023 (d)	80	78

VICI Properties LP

3.50%, 2/15/2025 (d)	30	28

4.25%, 12/1/2026 (d)	405	388

3.75%, 2/15/2027 (d)	275	258

4.13%, 8/15/2030 (d)	30	29

		2,136

Food & Staples Retailing — 0.1%

Albertsons Cos., Inc.

3.50%, 2/15/2023 (d)	40	41

6.63%, 6/15/2024	240	246

5.75%, 3/15/2025	46	47

7.50%, 3/15/2026 (d)	115	125

4.63%, 1/15/2027 (d)	85	85

4.88%, 2/15/2030 (d)	90	92

New Albertsons LP 8.00%, 5/1/2031	29	32

Rite Aid Corp.

6.13%, 4/1/2023 (d)	293	285

7.50%, 7/1/2025 (d)	77	77

		1,030

Food Products — 0.2%

B&G Foods, Inc. 5.25%, 4/1/2025	169	170

JBS USA LUX SA

5.75%, 6/15/2025 (d)	120	121

6.50%, 4/15/2029 (d)	24	25

5.50%, 1/15/2030 (d)	216	222

Kraft Heinz Foods Co.

4.63%, 1/30/2029	320	345

5.00%, 6/4/2042	190	200

Lamb Weston Holdings, Inc. 4.88%, 11/1/2026 (d)	200	207

Pilgrim’s Pride Corp. 5.75%, 3/15/2025 (d)	105	105

Post Holdings, Inc.

5.00%, 8/15/2026 (d)	199	200

5.75%, 3/1/2027 (d)	210	218

5.63%, 1/15/2028 (d)	40	41

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Food Products — continued

5.50%, 12/15/2029 (d)	36	37

4.63%, 4/15/2030 (d)	42	41

		1,932

Gas Utilities — 0.0% (b)

AmeriGas Partners LP

5.50%, 5/20/2025	267	276

5.88%, 8/20/2026	25	26

5.75%, 5/20/2027	39	41

		343

Health Care Equipment & Supplies — 0.0% (b)

Hill-Rom Holdings, Inc. 4.38%, 9/15/2027 (d)	100	102

Hologic, Inc. 4.38%, 10/15/2025 (d)	222	225

Teleflex, Inc. 4.88%, 6/1/2026	32	33

		360

Health Care Providers & Services — 0.9%

Acadia Healthcare Co., Inc. 5.63%, 2/15/2023	73	73

Air Medical Group Holdings, Inc. 6.38%, 5/15/2023 (d)	41	38

Centene Corp.

4.75%, 1/15/2025	57	58

5.25%, 4/1/2025 (d)	106	109

5.38%, 6/1/2026 (d)	99	103

4.25%, 12/15/2027	5	5

4.63%, 12/15/2029	320	339

3.38%, 2/15/2030	280	283

Community Health Systems, Inc.

6.25%, 3/31/2023	100	94

8.63%, 1/15/2024 (d)	185	181

8.00%, 3/15/2026 (d)	24	23

DaVita, Inc.

5.13%, 7/15/2024	135	137

5.00%, 5/1/2025	357	366

4.63%, 6/1/2030 (d)	120	119

Encompass Health Corp.

5.75%, 11/1/2024	197	197

4.50%, 2/1/2028	295	283

HCA, Inc.

5.88%, 5/1/2023	195	211

5.38%, 2/1/2025	105	112

5.88%, 2/15/2026	1,168	1,281

5.63%, 9/1/2028	154	172

5.88%, 2/1/2029	700	792

3.50%, 9/1/2030	245	236

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Health Care Providers & Services — continued

Polaris Intermediate Corp. 8.50% (cash), 12/1/2022 (d) (k)	102	90

Tenet Healthcare Corp.

6.75%, 6/15/2023	210	208

4.63%, 7/15/2024	94	92

4.63%, 9/1/2024 (d)	26	25

5.13%, 5/1/2025	131	126

4.88%, 1/1/2026 (d)	602	591

6.25%, 2/1/2027 (d)	510	506

5.13%, 11/1/2027 (d)	63	62

Trinity Health Corp. Series 2019, 3.43%, 12/1/2048	30	33

		6,945

Health Care Technology — 0.0% (b)

IQVIA, Inc. 5.00%, 5/15/2027 (d)	200	205

Hotels, Restaurants & Leisure — 0.7%

1011778 BC ULC (Canada)

4.25%, 5/15/2024 (d)	270	271

5.00%, 10/15/2025 (d)	145	144

3.88%, 1/15/2028 (d)	30	29

Boyd Gaming Corp. 6.38%, 4/1/2026	212	201

Cedar Fair LP

5.38%, 4/15/2027	4	4

5.25%, 7/15/2029 (d)	85	76

Enterprise Development Authority (The) 12.00%, 7/15/2024 (d)	67	67

Hilton Domestic Operating Co., Inc.

4.25%, 9/1/2024	20	19

5.13%, 5/1/2026	357	356

4.88%, 1/15/2030	48	47

Hilton Worldwide Finance LLC

4.63%, 4/1/2025	115	112

4.88%, 4/1/2027	60	59

International Game Technology plc

6.50%, 2/15/2025 (d)	200	205

6.25%, 1/15/2027 (d)	200	204

Marriott International, Inc. Series EE, 5.75%, 5/1/2025	100	109

Marriott Ownership Resorts, Inc. 6.50%, 9/15/2026	225	227

MGM Resorts International

6.75%, 5/1/2025	395	391

5.75%, 6/15/2025	14	14

4.63%, 9/1/2026	481	438

5.50%, 4/15/2027	79	76

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Hotels, Restaurants & Leisure — continued

Royal Caribbean Cruises Ltd.

10.88%, 6/1/2023 (d)	55	57

11.50%, 6/1/2025 (d)	158	164

Sabre GLBL, Inc.

5.25%, 11/15/2023 (d)	10	9

9.25%, 4/15/2025 (d)	100	106

Scientific Games International, Inc. 5.00%, 10/15/2025 (d)	215	199

Six Flags Entertainment Corp.

4.88%, 7/31/2024 (d)	227	203

5.50%, 4/15/2027 (d)	65	58

Stars Group Holdings BV (Canada) 7.00%, 7/15/2026 (d)	134	141

Station Casinos LLC

5.00%, 10/1/2025 (d)	115	101

4.50%, 2/15/2028 (d)	15	13

Wyndham Destinations, Inc.

5.40%, 4/1/2024 (i)	34	33

6.35%, 10/1/2025 (i)	36	36

5.75%, 4/1/2027 (i)	34	33

Wynn Las Vegas LLC 5.50%, 3/1/2025 (d)	402	368

Wynn Resorts Finance LLC 5.13%, 10/1/2029 (d)	355	317

Yum! Brands, Inc.

7.75%, 4/1/2025 (d)	120	129

4.75%, 1/15/2030 (d)	177	180

		5,196

Household Durables — 0.1%

Lennar Corp.

4.75%, 5/30/2025	130	139

5.00%, 6/15/2027	125	135

Newell Brands, Inc.

4.70%, 4/1/2026 (i)	295	309

5.87%, 4/1/2036 (i)	80	85

Tempur Sealy International, Inc.

5.63%, 10/15/2023	319	322

5.50%, 6/15/2026	203	205

		1,195

Household Products — 0.1%

Central Garden & Pet Co.

6.13%, 11/15/2023	55	56

5.13%, 2/1/2028	195	203

Energizer Holdings, Inc. 7.75%, 1/15/2027 (d)	555	591

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Household Products — continued

Spectrum Brands, Inc.

6.13%, 12/15/2024	59	61

5.75%, 7/15/2025	273	280

5.00%, 10/1/2029 (d)	76	75

		1,266

Independent Power and Renewable Electricity Producers — 0.0% (b)

Calpine Corp.

5.75%, 1/15/2025	115	116

5.25%, 6/1/2026 (d)	135	136

Clearway Energy Operating LLC

5.75%, 10/15/2025	5	5

5.00%, 9/15/2026	60	61

		318

Internet & Direct Marketing Retail — 0.0% (b)

Photo Holdings Merger Sub, Inc. 8.50%, 10/1/2026 (d)	155	146

IT Services — 0.0% (b)

Gartner, Inc.

4.50%, 7/1/2028 (d)	130	132

Leisure Products — 0.1%

Mattel, Inc.

3.15%, 3/15/2023	96	90

6.75%, 12/31/2025 (d)	540	560

5.88%, 12/15/2027 (d)	120	125

Vista Outdoor, Inc. 5.88%, 10/1/2023	210	205

		980

Life Sciences Tools & Services — 0.0% (b)

Avantor, Inc. 6.00%, 10/1/2024 (d)	355	371

Machinery — 0.0% (b)

Colfax Corp. 6.00%, 2/15/2024 (d)	50	52

Welbilt, Inc. 9.50%, 2/15/2024	70	66

		118

Media — 1.0%

Altice Financing SA (Luxembourg) 7.50%, 5/15/2026 (d)	720	756

AMC Networks, Inc.

5.00%, 4/1/2024	125	124

4.75%, 8/1/2025	50	49

Clear Channel Worldwide Holdings, Inc.

9.25%, 2/15/2024	497	461

5.13%, 8/15/2027 (d)	343	329

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Media — continued

CSC Holdings LLC

5.25%, 6/1/2024	85	90

10.88%, 10/15/2025 (d)	200	215

5.50%, 5/15/2026 (d)	475	489

5.50%, 4/15/2027 (d)	200	208

Diamond Sports Group LLC 5.38%, 8/15/2026 (d)	346	251

DISH DBS Corp.

6.75%, 6/1/2021	60	61

5.88%, 7/15/2022	200	203

5.00%, 3/15/2023	35	35

5.88%, 11/15/2024	1,190	1,184

7.75%, 7/1/2026	185	196

Entercom Media Corp. 6.50%, 5/1/2027 (d)	48	43

Gray Television, Inc.

5.13%, 10/15/2024 (d)	65	65

5.88%, 7/15/2026 (d)	85	85

7.00%, 5/15/2027 (d)	120	123

iHeartCommunications, Inc.

6.38%, 5/1/2026	29	28

8.38%, 5/1/2027	114	104

5.25%, 8/15/2027 (d)	225	216

Lamar Media Corp.

5.75%, 2/1/2026	70	73

3.75%, 2/15/2028 (d)	30	28

4.00%, 2/15/2030 (d)	65	62

Meredith Corp. 6.88%, 2/1/2026	220	182

Nexstar Broadcasting, Inc.

5.63%, 8/1/2024 (d)	115	116

5.63%, 7/15/2027 (d)	270	270

Outfront Media Capital LLC 5.00%, 8/15/2027 (d)	120	108

Sinclair Television Group, Inc.

5.63%, 8/1/2024 (d)	243	233

5.88%, 3/15/2026 (d)	12	12

Sirius XM Radio, Inc.

4.63%, 7/15/2024 (d)	15	15

5.38%, 4/15/2025 (d)	291	299

5.38%, 7/15/2026 (d)	230	238

5.00%, 8/1/2027 (d)	295	302

5.50%, 7/1/2029 (d)	12	13

TEGNA, Inc.

5.50%, 9/15/2024 (d)	20	20

4.63%, 3/15/2028 (d)	60	55

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Media — continued

ViacomCBS, Inc.

(ICE LIBOR USD 3 Month + 3.90%), 5.87%, 2/28/2057 (g)	64	63

(ICE LIBOR USD 3 Month + 3.90%), 6.25%, 2/28/2057 (g)	55	56

Videotron Ltd. (Canada) 5.13%, 4/15/2027 (d)	510	529

		7,989

Metals & Mining — 0.2%

Alcoa Nederland Holding BV

6.75%, 9/30/2024 (d)	200	204

6.13%, 5/15/2028 (d)	200	205

Allegheny Technologies, Inc. 7.88%, 8/15/2023 (i)	15	15

Constellium SE 6.63%, 3/1/2025 (d)	250	253

FMG Resources August 2006 Pty. Ltd. (Australia)

4.75%, 5/15/2022 (d)	47	48

5.13%, 5/15/2024 (d)	15	15

Freeport-McMoRan, Inc.

3.55%, 3/1/2022	14	14

3.88%, 3/15/2023	454	456

4.55%, 11/14/2024	190	193

4.13%, 3/1/2028	104	101

5.40%, 11/14/2034	45	44

Kaiser Aluminum Corp. 4.63%, 3/1/2028 (d)	170	163

Novelis Corp.

5.88%, 9/30/2026 (d)	110	110

4.75%, 1/30/2030 (d)	165	157

United States Steel Corp.

12.00%, 6/1/2025 (d)	73	75

6.25%, 3/15/2026	51	32

		2,085

Multiline Retail — 0.0% (b)

Macy’s, Inc. 8.38%, 6/15/2025 (d)	135	134

Neiman Marcus Group Ltd. LLC

14.00% (Blend (cash 8.00% + PIK 6.00%)), 4/25/2024 (d) (j) (k)	251	70

8.00%, 10/25/2024 (d) (j)	201	8

8.75%, 10/25/2024 (d) (j)	169	7

		219

Oil, Gas & Consumable Fuels — 0.8%

Antero Midstream Partners LP

5.38%, 9/15/2024	240	205

5.75%, 1/15/2028 (d)	60	47

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Oil, Gas & Consumable Fuels — continued

Antero Resources Corp.

5.38%, 11/1/2021	17	16

5.13%, 12/1/2022	60	43

5.63%, 6/1/2023	206	132

Ascent Resources Utica Holdings LLC 7.00%, 11/1/2026 (d)	25	16

Blue Racer Midstream LLC 6.13%, 11/15/2022 (d)	355	353

Buckeye Partners LP

4.13%, 3/1/2025 (d)	65	62

4.50%, 3/1/2028 (d)	65	61

Cheniere Energy Partners LP

5.25%, 10/1/2025	90	90

4.50%, 10/1/2029 (d)	325	317

Chesapeake Energy Corp. 11.50%, 1/1/2025 (d)	107	11

Comstock Resources, Inc.

7.50%, 5/15/2025 (d)	95	86

9.75%, 8/15/2026	30	28

Crestwood Midstream Partners LP

6.25%, 4/1/2023 (i)	153	136

5.75%, 4/1/2025	55	48

5.63%, 5/1/2027 (d)	65	54

DCP Midstream Operating LP

4.95%, 4/1/2022	20	20

5.38%, 7/15/2025	166	165

6.75%, 9/15/2037 (d)	60	54

EnLink Midstream Partners LP

Series C, (ICE LIBOR USD 3 Month + 4.11%), 6.00%, 12/15/2022 (f) (g) (h)	125	45

4.40%, 4/1/2024	32	27

4.15%, 6/1/2025	165	127

4.85%, 7/15/2026	18	13

EP Energy LLC

9.38%, 5/1/2024 (d) (j)	30	—	(a)

8.00%, 2/15/2025 (d) (j)	127	—	(a)

EQM Midstream Partners LP

6.00%, 7/1/2025 (d)	25	25

4.13%, 12/1/2026	85	78

EQT Corp. 6.13%, 2/1/2025 (i)	130	130

Genesis Energy LP

6.00%, 5/15/2023	40	36

6.25%, 5/15/2026	160	137

7.75%, 2/1/2028	64	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Gulfport Energy Corp.

6.63%, 5/1/2023	55	33

6.00%, 10/15/2024	15	8

6.38%, 5/15/2025	85	41

6.38%, 1/15/2026	80	39

Hess Midstream Operations LP 5.63%, 2/15/2026 (d)	95	94

Hilcorp Energy I LP

5.75%, 10/1/2025 (d)	57	48

6.25%, 11/1/2028 (d)	52	42

Matador Resources Co. 5.88%, 9/15/2026	31	23

MEG Energy Corp. (Canada)

7.00%, 3/31/2024 (d)	61	52

6.50%, 1/15/2025 (d)	284	265

7.13%, 2/1/2027 (d)	96	80

NuStar Logistics LP

6.00%, 6/1/2026	33	32

5.63%, 4/28/2027	32	31

Oasis Petroleum, Inc.

6.88%, 3/15/2022	71	12

6.88%, 1/15/2023	60	10

6.25%, 5/1/2026 (d)	265	43

Occidental Petroleum Corp.

2.70%, 8/15/2022	320	299

8.00%, 7/15/2025 (l)	126	126

8.50%, 7/15/2027 (l)	141	141

8.88%, 7/15/2030 (l)	158	158

Parsley Energy LLC

5.38%, 1/15/2025 (d)	210	204

5.25%, 8/15/2025 (d)	135	130

PBF Holding Co. LLC

9.25%, 5/15/2025 (d)	38	41

6.00%, 2/15/2028 (d)	125	103

QEP Resources, Inc.

5.25%, 5/1/2023	30	20

5.63%, 3/1/2026	49	31

Range Resources Corp.

4.88%, 5/15/2025	170	128

9.25%, 2/1/2026 (d)	50	45

SM Energy Co.

5.00%, 1/15/2024	55	30

5.63%, 6/1/2025	45	24

6.63%, 1/15/2027	89	43

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Oil, Gas & Consumable Fuels — continued

Southwestern Energy Co.

6.20%, 1/23/2025 (i)	212	181

7.50%, 4/1/2026	60	53

7.75%, 10/1/2027	10	9

Sunoco LP

5.50%, 2/15/2026	35	34

5.88%, 3/15/2028	10	10

Tallgrass Energy Partners LP

5.50%, 9/15/2024 (d)	49	44

5.50%, 1/15/2028 (d)	60	52

Targa Resources Partners LP

5.25%, 5/1/2023	25	25

4.25%, 11/15/2023	100	96

5.88%, 4/15/2026	560	553

6.50%, 7/15/2027	127	127

5.00%, 1/15/2028	50	47

6.88%, 1/15/2029	85	89

TerraForm Power Operating LLC 5.00%, 1/31/2028 (d)	85	89

Whiting Petroleum Corp.

5.75%, 3/15/2021 (j)	20	4

6.63%, 1/15/2026 (j)	215	38

WPX Energy, Inc.

5.75%, 6/1/2026	204	198

5.25%, 10/15/2027	95	89

		6,733

Personal Products — 0.0% (b)

Prestige Brands, Inc.

6.38%, 3/1/2024 (d)	95	98

5.13%, 1/15/2028 (d)	80	79

		177

Pharmaceuticals — 0.3%

Bausch Health Americas, Inc.

9.25%, 4/1/2026 (d)	324	351

8.50%, 1/31/2027 (d)	238	253

Bausch Health Cos., Inc.

5.50%, 3/1/2023 (d)	4	4

5.88%, 5/15/2023 (d)	11	11

7.00%, 3/15/2024 (d)	151	157

6.13%, 4/15/2025 (d)	267	271

5.50%, 11/1/2025 (d)	301	308

9.00%, 12/15/2025 (d)	475	511

5.75%, 8/15/2027 (d)	54	57

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Pharmaceuticals — continued

7.00%, 1/15/2028 (d)	151	156

5.00%, 1/30/2028 (d)	564	530

7.25%, 5/30/2029 (d)	31	33

5.25%, 1/30/2030 (d)	64	61

Elanco Animal Health, Inc. 5.65%, 8/28/2028 (i)	65	72

Par Pharmaceutical, Inc. 7.50%, 4/1/2027 (d)	410	421

		3,196

Professional Services — 0.0% (b)

Dun & Bradstreet Corp. (The) 6.88%, 8/15/2026 (d)	85	90

Real Estate Management & Development — 0.0% (b)

Kennedy-Wilson, Inc. 5.88%, 4/1/2024	39	39

Road & Rail — 0.1%

AerCap Global Aviation Trust (Ireland) (ICE LIBOR USD 3 Month + 4.30%), 6.50%, 6/15/2045 (d) (g)	200	149

Ashtead Capital, Inc. (United Kingdom) 4.00%, 5/1/2028 (d)	200	199

Avis Budget Car Rental LLC

6.38%, 4/1/2024 (d)	165	135

5.25%, 3/15/2025 (d)	97	78

5.75%, 7/15/2027 (d)	46	35

Hertz Corp. (The)

7.63%, 6/1/2022 (d) (j)	55	41

5.50%, 10/15/2024 (d) (j)	252	79

7.13%, 8/1/2026 (d) (j)	160	50

		766

Semiconductors & Semiconductor Equipment — 0.1%

MagnaChip Semiconductor Corp. (South Korea) 6.63%, 7/15/2021 (i)	75	74

Qorvo, Inc. 5.50%, 7/15/2026	145	151

Sensata Technologies UK Financing Co. plc 6.25%, 2/15/2026 (d)	400	415

		640

Software — 0.1%

CDK Global, Inc.

5.88%, 6/15/2026	35	36

5.25%, 5/15/2029 (d)	156	162

Open Text Corp. (Canada) 5.88%, 6/1/2026 (d)	120	125

Solera LLC 10.50%, 3/1/2024 (d)	54	55

SS&C Technologies, Inc. 5.50%, 9/30/2027 (d)	223	227

		605

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Specialty Retail — 0.2%

Gap, Inc. (The) 8.38%, 5/15/2023 (d)	200	218

L Brands, Inc.

5.63%, 2/15/2022	220	215

6.88%, 11/1/2035	195	162

Penske Automotive Group, Inc.

5.50%, 5/15/2026	251	250

PetSmart, Inc.

7.13%, 3/15/2023 (d)	275	271

5.88%, 6/1/2025 (d)	567	569

8.88%, 6/1/2025 (d)	40	40

Staples, Inc.

7.50%, 4/15/2026 (d)	335	263

10.75%, 4/15/2027 (d)	175	107

		2,095

Technology Hardware, Storage & Peripherals — 0.1%

Dell International LLC 7.13%, 6/15/2024 (d)	165	171

NCR Corp.

5.75%, 9/1/2027 (d)	225	225

6.13%, 9/1/2029 (d)	295	296

Western Digital Corp. 4.75%, 2/15/2026	191	198

Xerox Corp. 4.12%, 3/15/2023 (i)	64	64

		954

Thrifts & Mortgage Finance — 0.0% (b)

Ladder Capital Finance Holdings LLLP REIT, 5.25%, 10/1/2025 (d)	55	47

Nationstar Mortgage Holdings, Inc. 8.13%, 7/15/2023 (d)	111	114

Quicken Loans LLC 5.25%, 1/15/2028 (d)	170	177

		338

Trading Companies & Distributors — 0.2%

Ahern Rentals, Inc. 7.38%, 5/15/2023 (d)	145	70

H&E Equipment Services, Inc. 5.63%, 9/1/2025	120	121

Herc Holdings, Inc. 5.50%, 7/15/2027 (d)	330	331

United Rentals North America, Inc.

4.63%, 10/15/2025	350	352

5.88%, 9/15/2026	80	84

6.50%, 12/15/2026	438	459

5.50%, 5/15/2027	90	93

3.88%, 11/15/2027	75	75

4.88%, 1/15/2028	85	87

WESCO Distribution, Inc.

7.13%, 6/15/2025 (d)	120	126

7.25%, 6/15/2028 (d)	120	127

		1,925

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Corporate Bonds — continued

Wireless Telecommunication Services — 0.5%

Hughes Satellite Systems Corp.

5.25%, 8/1/2026	190	197

6.63%, 8/1/2026	35	36

Sprint Corp.

7.25%, 9/15/2021	86	90

7.88%, 9/15/2023	220	248

7.13%, 6/15/2024	254	287

7.63%, 2/15/2025	550	634

7.63%, 3/1/2026	248	293

T-Mobile USA, Inc.

3.50%, 4/15/2025 (d)	95	104

6.50%, 1/15/2026	309	323

4.50%, 2/1/2026	208	210

3.75%, 4/15/2027 (d)	95	105

4.75%, 2/1/2028	740	782

3.88%, 4/15/2030 (d)	95	106

		3,415

Total Corporate Bonds (Cost $86,761)		82,996

Asset-Backed Securities — 5.1%

ABFC Trust Series 2003-OPT1, Class M1, 1.22%, 2/25/2033 ‡ (m)	617	607

ACC Trust

Series 2019-1, Class A, 3.75%, 5/20/2022 (d)	219	220

Series 2019-1, Class B, 4.47%, 10/20/2022 (d)	445	429

Series 2019-1, Class C, 6.41%, 2/20/2024 (d)	500	453

ACE Securities Corp. Home Equity Loan Trust

Series 2004-OP1, Class M3, 2.06%, 4/25/2034 (m)	239	228

Series 2004-HE3, Class M3, 1.26%, 11/25/2034 ‡ (m)	67	68

American Credit Acceptance Receivables Trust

Series 2019-2, Class B, 3.05%, 5/12/2023 (d)	20	20

Series 2017-2, Class E, 5.52%, 3/12/2024 (d)	130	132

Series 2018-1, Class D, 3.93%, 4/10/2024 (d)	805	820

Series 2018-4, Class C, 3.97%, 1/13/2025 (d)	855	868

Series 2019-1, Class C, 3.50%, 4/14/2025 (d)	1,085	1,102

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2019-1, Class D, 3.81%, 4/14/2025 (d)	960	971

Series 2019-1, Class E, 4.84%, 4/14/2025 (d)	445	449

Series 2019-3, Class E, 3.80%, 9/12/2025 (d)	400	390

AmeriCredit Automobile Receivables Trust

Series 2019-1, Class C, 3.36%, 2/18/2025	165	171

Series 2019-1, Class D, 3.62%, 3/18/2025	210	216

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2002-2, Class M3, 2.84%, 8/25/2032 ‡ (m)	209	207

Ameriquest Mortgage Securities, Inc. Asset-Backed Securities Series 2004-R1, Class M1, 0.98%, 2/25/2034 ‡ (m)	176	166

Argent Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-W3, Class A3, 1.00%, 2/25/2034 ‡ (m)	71	66

Series 2004-W7, Class M9, 4.10%, 5/25/2034 ‡ (d) (m)	143	149

Bear Stearns Asset-Backed Securities Trust Series 2004-2, Class M1, 1.38%, 8/25/2034 ‡ (m)	264	256

CDC Mortgage Capital Trust

Series 2003-HE1, Class M1, 1.53%, 8/25/2033 (m)	159	158

Series 2003-HE3, Class M2, 2.81%, 11/25/2033 ‡ (m)	2	2

Chase Funding Loan Acquisition Trust Series 2004-OPT1, Class M2, 1.67%, 6/25/2034 ‡ (m)	99	96

CHEC Loan Trust Series 2004-2, Class M3, 1.43%, 4/25/2034 ‡ (m)	205	199

CIG Auto Receivables Trust

Series 2019-1A, Class B, 3.59%, 8/15/2024 (d)	935	963

Series 2019-1A, Class C, 3.82%, 8/15/2024 (d)	225	230

Citifinancial Mortgage Securities, Inc. Series 2004-1, Class AF4, 5.07%, 4/25/2034 ‡ (i)	970	1,007

Conn’s Receivables Funding LLC

Series 2018-A, Class C, 6.02%, 1/15/2023 ‡ (d)	118	116

Series 2019-A, Class B, 4.36%, 10/16/2023 ‡ (d)	235	230

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Series 2019-A, Class C, 5.29%, 10/16/2023 (d)	541	509

Countrywide Asset-Backed Certificates

Series 2003-BC6, Class M2, 1.91%, 10/25/2033 ‡ (m)	13	13

Series 2005-12, Class M2, 0.67%, 2/25/2036 ‡ (m)	637	632

Credit Acceptance Auto Loan Trust Series 2019-1A, Class B, 3.75%, 4/17/2028 (d)	534	550

Credit-Based Asset Servicing and Securitization LLC

Series 2003-CB5, Class M2, 2.66%, 11/25/2033 ‡ (m)	67	67

Series 2004-CB6, Class M3, 2.28%, 12/25/2033 ‡ (m)	154	149

Series 2004-CB4, Class A5, 6.78%, 5/25/2035 (i)	522	539

CWABS, Inc. Asset-Backed Certificates Trust

Series 2004-5, Class M3, 1.91%, 7/25/2034 ‡ (m)	258	255

Series 2004-6, Class M2, 1.16%, 10/25/2034 ‡ (m)	209	201

Drive Auto Receivables Trust

Series 2019-1, Class D, 4.09%, 6/15/2026	310	316

Series 2019-2, Class D, 3.69%, 8/17/2026	1,105	1,123

Series 2019-3, Class D, 3.18%, 10/15/2026	980	995

Driven Brands Funding LLC Series 2019-1A, Class A2, 4.64%, 4/20/2049 (d)	365	387

DT Auto Owner Trust

Series 2017-1A, Class D, 3.55%, 11/15/2022 (d)	30	31

Series 2017-2A, Class E, 6.03%, 1/15/2024 (d)	480	495

Series 2017-4A, Class E, 5.15%, 11/15/2024 (d)	220	226

Series 2019-1A, Class E, 4.94%, 2/17/2026 (d)	425	428

Equity One Mortgage Pass-Through Trust Series 2003-1, Class M1, 4.86%, 8/25/2033 ‡ (m)	548	561

Exeter Automobile Receivables Trust Series 2018-1A, Class D, 3.53%, 11/15/2023 (d)	635	641

First Franklin Mortgage Loan Trust Series 2006-FF8, Class IIA3, 0.33%, 7/25/2036 ‡ (m)	45	44

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

FREED ABS Trust

Series 2018-2, Class B, 4.61%, 10/20/2025 ‡ (d)	305	303

Series 2019-1, Class A, 3.42%, 6/18/2026 (d)	72	72

GLS Auto Receivables Issuer Trust

Series 2019-2A, Class B, 3.32%, 3/15/2024 (d)	1,300	1,323

Series 2019-2A, Class D, 4.52%, 2/17/2026 (d)	550	544

GLS Auto Receivables Trust Series 2018-1A, Class B, 3.52%, 8/15/2023 (d)	350	354

GSAMP Trust

Series 2004-NC2, Class B2, 3.56%, 10/25/2034 ‡ (d) (m)	527	377

Home Equity Asset Trust

Series 2002-1, Class M2, 2.08%, 11/25/2032 ‡ (m)	308	277

Series 2004-3, Class M1, 1.04%, 8/25/2034 ‡ (m)	268	262

Series 2004-6, Class M2, 1.08%, 12/25/2034 ‡ (m)	91	88

Home Equity Mortgage Loan Asset-Backed Trust Series 2004-B, Class M3, 1.38%, 11/25/2034 ‡ (m)	176	173

Long Beach Mortgage Loan Trust

Series 2001-2, Class M1, 0.74%, 7/25/2031 ‡ (m)	172	170

Series 2003-4, Class M2, 2.81%, 8/25/2033 ‡ (m)	22	23

Marlette Funding Trust Series 2019-4A, Class A, 2.39%, 12/17/2029 (d)	236	237

MASTR Asset-Backed Securities Trust Series 2004-OPT1, Class M2, 1.83%, 2/25/2034 ‡ (m)	52	52

Merrill Lynch Mortgage Investors Trust

Series 2003-OPT1, Class M1, 1.16%, 7/25/2034 (m)	61	59

Series 2004-HE1, Class M2, 2.43%, 4/25/2035 ‡ (m)	233	209

Series 2005-NC1, Class M2, 1.26%, 10/25/2035 ‡ (m)	313	305

Series 2005-FM1, Class M1, 0.90%, 5/25/2036 (m)	220	212

MFA LLC Series 2018-NPL1, Class A1, 3.88%, 5/25/2048 ‡ (d) (i)	241	239

Morgan Stanley ABS Capital I, Inc. Trust

Series 2003-NC8, Class M1, 1.23%, 9/25/2033 ‡ (m)	1,110	1,077

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Asset-Backed Securities — continued

Series 2004-NC2, Class M2, 1.98%, 12/25/2033 ‡ (m)	4	4

Series 2005-HE1, Class M3, 0.96%, 12/25/2034 ‡ (m)	271	240

Series 2005-HE1, Class M4, 1.26%, 12/25/2034 ‡ (m)	165	150

New Century Home Equity Loan Trust

Series 2003-5, Class M1, 5.04%, 11/25/2033 (i)	172	176

Series 2004-4, Class M1, 0.95%, 2/25/2035 ‡ (m)	457	435

Series 2005-1, Class M1, 0.86%, 3/25/2035 ‡ (m)	166	162

NovaStar Mortgage Funding Trust

Series 2003-2, Class M2, 2.96%, 9/25/2033 ‡ (m)	372	376

Series 2003-3, Class M1, 1.31%, 12/25/2033 ‡ (m)	62	61

OneMain Financial Issuance Trust Series 2018-2A, Class A, 3.57%, 3/14/2033 (d)	1,190	1,232

Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-4, Class M1, 1.20%, 7/25/2033 ‡ (m)	483	475

Option One Mortgage Loan Trust Series 2004-2, Class M2, 1.76%, 5/25/2034 ‡ (m)	493	480

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates

Series 2004-WWF1, Class M4, 1.83%, 12/25/2034 ‡ (m)	864	871

Series 2005-WCH1, Class M4, 1.43%, 1/25/2036 ‡ (m)	487	484

PNMAC FMSR Issuer Trust Series 2018-FT1, Class A, 2.53%, 4/25/2023 (d) (m)	100	96

PNMAC GMSR Issuer Trust

Series 2018-GT1, Class A, 3.03%, 2/25/2023 (d) (m)	380	372

Prestige Auto Receivables Trust Series 2017-1A, Class D, 3.61%, 10/16/2023 (d)	230	234

Pretium Mortgage Credit Partners I LLC

Series 2019-NPL2, Class A1, 3.84%, 12/27/2058 ‡ (d) (i)	560	556

Series 2019-NPL2, Class A2, 5.93%, 12/27/2058 ‡ (d) (i)	500	457

Prosper Marketplace Issuance Trust Series 2019-2A, Class B, 3.69%, 9/15/2025 ‡ (d)	100	100

PRPM LLC Series 2019-2A, Class A1, 3.97%, 4/25/2024 ‡ (d) (i)	403	406

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

RAMP Trust

Series 2005-RS6, Class M4, 1.16%, 6/25/2035 ‡ (m)	500	491

Series 2006-RZ3, Class M1, 0.53%, 8/25/2036 ‡ (m)	1,000	946

Renaissance Home Equity Loan Trust Series 2003-2, Class M1, 1.42%, 8/25/2033 ‡ (m)	1,056	1,016

Santander Drive Auto Receivables Trust Series 2019-1, Class C, 3.42%, 4/15/2025	374	381

Santander Revolving Auto Loan Trust

Series 2019-A, Class C, 3.00%, 1/26/2032 (d)	310	316

Series 2019-A, Class D, 3.45%, 1/26/2032 (d)	420	424

Saxon Asset Securities Trust

Series 2000-2, Class MF2, 8.66%, 7/25/2030 ‡ (i)	59	51

Series 2003-2, Class M2, 2.81%, 6/25/2033 ‡ (m)	120	115

Series 2003-3, Class M1, 1.16%, 12/25/2033 ‡ (m)	376	359

Series 2004-2, Class MV2, 1.98%, 8/25/2035 ‡ (m)	224	222

Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 1.08%, 11/25/2034 ‡ (m)	239	234

Stanwich Mortgage Loan Trust Series 2019-NPB2, Class A1, 3.48%, 11/16/2024 (d) (i)	1,316	1,321

Structured Asset Investment Loan Trust

Series 2003-BC11, Class M1, 1.16%, 10/25/2033 ‡ (m)	147	146

Series 2004-7, Class M1, 1.23%, 8/25/2034 ‡ (m)	40	40

Series 2004-7, Class M2, 1.31%, 8/25/2034 ‡ (m)	50	49

Series 2004-8, Class M2, 1.11%, 9/25/2034 ‡ (m)	214	205

Structured Asset Securities Corp. Trust Series 2005-SC1, Class 1A1, 0.45%, 5/25/2031 ‡ (d) (m)	100	71

Vericrest Opportunity Loan Trust

Series 2019-NPL2, Class A1, 3.97%, 2/25/2049 ‡ (d) (i)	855	859

Series 2019-NPL7, Class A1A, 3.18%, 10/25/2049 ‡ (d) (i)	1,362	1,349

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Asset-Backed Securities — continued

Wells Fargo Home Equity Asset-Backed Securities Trust Series 2004-2, Class M8A, 4.68%, 10/25/2034 ‡ (d) (m)		194	170

Westlake Automobile Receivables Trust

Series 2018-3A, Class D, 4.00%, 10/16/2023 (d)		1,710	1,745

Series 2019-1A, Class D, 3.67%, 3/15/2024 (d)		2,025	2,085

Series 2019-2A, Class C, 2.84%, 7/15/2024 (d)		120	122

Series 2019-1A, Class E, 4.49%, 7/15/2024 (d)		505	521

Series 2018-3A, Class F, 6.02%, 2/18/2025 (d)		1,000	973

Total Asset-Backed Securities (Cost $46,434)			47,085

Convertible Bonds — 3.9%

Aerospace & Defense — 0.0% (b)

MTU Aero Engines AG (Germany) 0.13%, 5/17/2023 (c)	EUR	200	285

Airlines — 0.0% (b)

Southwest Airlines Co. 1.25%, 5/1/2025		233	280

Banks — 0.2%

Barclays Bank plc (United Kingdom)

Zero Coupon, 2/4/2025		474	550

Series VUN, Zero Coupon, 2/18/2025		569	577

BofA Finance LLC 0.25%, 5/1/2023		556	538

			1,665

Beverages — 0.1%

Remy Cointreau SA (France)

0.13%, 9/7/2026 (c)	EUR	384 Units	585

Biotechnology — 0.1%

BioMarin Pharmaceutical, Inc. 0.60%, 8/1/2024		309	377

Exact Sciences Corp. 1.00%, 1/15/2025		227	310

			687

Capital Markets — 0.1%

Archer Obligations SA (France)

Series KER, Zero Coupon, 3/31/2023 (c)	EUR	600	849

Chemicals — 0.1%

Sika AG (Switzerland)

3.75%, 1/30/2022 (c)	CHF	400	577

0.15%, 6/5/2025 (c)	CHF	180	222

Symrise AG (Germany)

Series SY1G, 0.24%, 6/20/2024 (c)	EUR	400	560

			1,359

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Commercial Services & Supplies — 0.1%

China Conch Venture Holdings International Ltd. (China) Zero Coupon, 9/5/2023 (c)	HKD	4,000	557

Diversified Consumer Services — 0.0% (b)

Chegg, Inc.

0.13%, 3/15/2025		286	404

Diversified Telecommunication Services — 0.1%

Cellnex Telecom SA (Spain) 1.50%, 1/16/2026 (c)	EUR	400	760

Entertainment — 0.1%

Live Nation Entertainment, Inc.

2.50%, 3/15/2023		612	621

Sea Ltd. (Taiwan)

1.00%, 12/1/2024 (d)		119	256

			877

Health Care Equipment & Supplies — 0.2%

DexCom, Inc.

0.75%, 12/1/2023		311	772

0.25%, 11/15/2025 (d)		197	202

Insulet Corp. 0.38%, 9/1/2026 (d)		451	492

			1,466

Health Care Providers & Services — 0.0% (b)

Orpea (France) 0.38%, 5/17/2027 (c)	EUR	242 Units	384

Household Durables — 0.1%

Sony Corp. (Japan) Series 6, Zero Coupon, 9/30/2022	JPY	55,000	752

Interactive Media & Services — 0.1%

Snap, Inc.

0.75%, 8/1/2026 (d)		554	693

Zillow Group, Inc.

1.38%, 9/1/2026 (d)		332	479

			1,172

Internet & Direct Marketing Retail — 0.3%

Baozun, Inc. (China) 1.63%, 5/1/2024		190	183

Booking Holdings, Inc. 0.75%, 5/1/2025 (d)		551	681

IAC FinanceCo, Inc. 0.88%, 10/1/2022 (d)		250	533

MercadoLibre, Inc. (Argentina) 2.00%, 8/15/2028		412	943

Ocado Group plc (United Kingdom) 0.88%, 12/9/2025 (c)	GBP	300	486

			2,826

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Convertible Bonds — continued

IT Services — 0.4%

Akamai Technologies, Inc. 0.13%, 5/1/2025		399	497

Amadeus IT Group SA (Spain) 1.50%, 4/9/2025 (c)	EUR	600	814

Atos SE (France) Zero Coupon, 11/6/2024 (c)	EUR	300	445

MongoDB, Inc. 0.25%, 1/15/2026 (d)		300	378

Okta, Inc. 0.13%, 9/1/2025 (d)		460	569

Square, Inc. 0.50%, 5/15/2023		409	608

Twilio, Inc. 0.25%, 6/1/2023		201	624

			3,935

Life Sciences Tools & Services — 0.1%

Illumina, Inc. 0.50%, 6/15/2021		356	530

Repligen Corp. 0.38%, 7/15/2024		505	632

			1,162

Media — 0.1%

DISH Network Corp. 3.38%, 8/15/2026		70	64

Liberty Interactive LLC 1.75%, 9/30/2046 (d)		299	452

Liberty Media Corp. 1.38%, 10/15/2023		268	281

			797

Oil, Gas & Consumable Fuels — 0.0% (b)

Oasis Petroleum, Inc. 2.63%, 9/15/2023		20	3

Real Estate Management & Development — 0.0% (b)

Smart Insight International Ltd. (China) 4.50%, 12/5/2023 (c)	HKD	2,000	290

Semiconductors & Semiconductor Equipment — 0.4%

Advanced Micro Devices, Inc. 2.13%, 9/1/2026		67	437

Inphi Corp. 0.75%, 4/15/2025 (d)		322	386

Microchip Technology, Inc. 1.63%, 2/15/2027		1,014	1,496

ON Semiconductor Corp. 1.63%, 10/15/2023		324	393

Silicon Laboratories, Inc. 1.38%, 3/1/2022		209	252

STMicroelectronics NV (Switzerland) Series A, Zero Coupon, 7/3/2022 (c)		400	539

			3,503

Software — 1.0%

Atlassian, Inc. 0.63%, 5/1/2023		460	1,024

Cloudflare, Inc. 0.75%, 5/15/2025 (d)		183	221

Coupa Software, Inc. 0.13%, 6/15/2025		710	1,290

Datadog, Inc. 0.13%, 6/15/2025 (d)		175	207

DocuSign, Inc. 0.50%, 9/15/2023		361	878

Envestnet, Inc. 1.75%, 6/1/2023		352	433

Five9, Inc.

0.13%, 5/1/2023		153	411

0.50%, 6/1/2025 (d)		192	206

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

Software — continued

Palo Alto Networks, Inc. 0.75%, 7/1/2023		321	343

Proofpoint, Inc. 0.25%, 8/15/2024 (d)		211	207

RealPage, Inc. 1.50%, 5/15/2025		264	284

RingCentral, Inc. Zero Coupon, 3/1/2025 (d)		382	409

ServiceNow, Inc. Zero Coupon, 6/1/2022		396	1,186

Slack Technologies, Inc. 0.50%, 4/15/2025 (d)		200	246

Splunk, Inc. 0.50%, 9/15/2023		347	499

Workday, Inc. 0.25%, 10/1/2022		362	498

Xero Investments Ltd. (New Zealand) 2.38%, 10/4/2023 (c)		474	692

			9,034

Specialty Retail — 0.1%

Zhongsheng Group Holdings Ltd. (China) Zero Coupon, 5/23/2023 (c)	HKD	3,000	572

Textiles, Apparel & Luxury Goods — 0.1%

adidas AG (Germany) Series ADS, 0.05%, 9/12/2023 (c)	EUR	200	250

LVMH Moet Hennessy Louis Vuitton SE (France) Series MCFP, Zero Coupon, 2/16/2021 (c)		387 Units	734

			984

Wireless Telecommunication Services — 0.1%

Vodafone Group plc (United Kingdom) 1.50%, 3/12/2022 (c)	GBP	400	520

Total Convertible Bonds (Cost $29,904)			35,708

Collateralized Mortgage Obligations — 3.6%

Alternative Loan Trust

Series 2005-20CB, Class 4A1, 5.25%, 7/25/2020		8	8

Series 2004-27CB, Class A1, 6.00%, 12/25/2034		252	248

Series 2005-3CB, Class 1A4, 5.25%, 3/25/2035		9	9

American Home Mortgage Investment Trust Series 2006-3, Class 22A1, 2.27%, 12/25/2036 (m)		1,481	1,292

Angel Oak Mortgage Trust

Series 2019-5, Class A3, 2.92%, 10/25/2049 (d) (m)		1,671	1,673

Series 2020-1, Class M1, 3.16%, 12/25/2059 ‡ (d) (m)		897	844

Banc of America Alternative Loan Trust

Series 2004-6, Class 4A1, 5.00%, 7/25/2019		10	10

Series 2006-5, Class 3A1, 6.00%, 6/25/2046		31	30

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Collateralized Mortgage Obligations — continued

Bear Stearns ALT-A Trust

Series 2005-4, Class 23A2, 3.77%, 5/25/2035 (m)	235	229

Series 2005-7, Class 12A3, 0.86%, 8/25/2035 (m)	18	17

Bellemeade Re Ltd. (Bermuda) Series 2019-1A, Class M1A, 1.48%, 3/25/2029 ‡ (d) (m)	82	82

CHL Mortgage Pass-Through Trust

Series 2005-HYB3, Class 2A1A, 3.48%, 6/20/2035 (m)	313	310

Series 2006-HYB1, Class 2A2C, 3.31%, 3/20/2036 (m)	487	452

Series 2006-HYB2, Class 2A1B, 3.53%, 4/20/2036 (m)	450	400

Series 2006-21, Class A14, 6.00%, 2/25/2037	71	56

CIM Trust

Series 2019-INV1, Class A2, 1.18%, 2/25/2049 (d) (m)	793	792

Series 2019-INV3, Class A11, 1.12%, 8/25/2049 (d) (m)	684	682

Citigroup Mortgage Loan Trust Series 2005-11, Class A2A, 4.38%, 10/25/2035 (m)	102	99

Connecticut Avenue Securities Trust

Series 2019-R01, Class 2M2, 2.63%, 7/25/2031 (d) (m)	548	535

Series 2019-R05, Class 1B1, 4.28%, 7/25/2039 (d) (m)	500	446

Deephaven Residential Mortgage Trust

Series 2018-3A, Class B2, 5.91%, 8/25/2058 ‡ (d) (m)	300	289

Series 2019-4A, Class M1, 3.48%, 10/25/2059 ‡ (d) (m)	1,457	1,432

Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AF1, Class A4, 0.48%, 4/25/2036 (m)	498	464

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR1, Class 1A3, 0.51%, 2/25/2036 (m)	1,323	1,233

Eagle RE Ltd. (Bermuda)

Series 2019-1, Class M1B, 1.98%, 4/25/2029 ‡ (d) (m)	90	89

Series 2019-1, Class M2, 3.48%, 4/25/2029 ‡ (d) (m)	350	334

FHLMC Structured Agency Credit Risk Debt Notes

Series 2016-HQA2, Class M3, 5.33%, 11/25/2028 (m)	329	344

Series 2017-HQA1, Class M2, 3.73%, 8/25/2029 (m)	217	220

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)

FHLMC, REMIC Series 3077, Class TO, PO, 4/15/2035	—	(a)	—	(a)

FHLMC, Structured Pass-Through Certificates, Whole Loan Series T-54, Class 2A, 6.50%, 2/25/2043	—	(a)	—	(a)

FNMA, Connecticut Avenue Securities

Series 2018-C02, Class 2M2, 2.38%, 8/25/2030 (m)	1,168		1,141

Series 2018-C04, Class 2M2, 2.73%, 12/25/2030 (m)	295		290

Series 2018-C05, Class 1M2, 2.53%, 1/25/2031 (m)	637		623

Series 2018-C06, Class 1M2, 2.18%, 3/25/2031 (m)	435		418

FNMA, REMIC

Series 1990-106, Class J, 8.50%, 9/25/2020	—	(a)	—	(a)

Series 2008-65, Class CD, 4.50%, 8/25/2023	—	(a)	—	(a)

Series 2009-86, Class OT, PO, 10/25/2037	—	(a)	—	(a)

Series 2013-25, Class DC, 2.50%, 6/25/2039	251		260

Series 2009-37, Class KI, IF, IO, 5.82%, 6/25/2039 (m)	—	(a)	—	(a)

Series 2010-35, Class SB, IF, IO, 6.24%, 4/25/2040 (m)	—	(a)	—	(a)

Fremont Home Loan Trust Series 2004-A, Class M1, 1.01%, 1/25/2034 ‡ (m)	757		735

GCAT Trust Series 2019-NQM2, Class M1, 3.31%, 9/25/2059 ‡ (d) (m)	2,000		1,916

GSR Mortgage Loan Trust Series 2004-8F, Class 2A3, 6.00%, 9/25/2034	4		4

Homeward Opportunities Fund I Trust

Series 2019-1, Class M1, 3.95%, 1/25/2059 ‡ (d) (m)	250		241

Series 2019-1, Class B1, 4.80%, 1/25/2059 ‡ (d) (m)	250		243

Impac CMB Trust

Series 2004-9, Class 1A1, 0.94%, 1/25/2035 (m)	341		335

Series 2005-5, Class A4, 0.94%, 8/25/2035 (m)	285		255

Series 2005-8, Class 1AM, 0.88%, 2/25/2036 (m)	592		553

Series 2007-A, Class M3, 2.43%, 5/25/2037 ‡ (d) (m)	535		502

LHOME Mortgage Trust Series 2019-RTL1, Class A1, 4.58%, 10/25/2023 (d) (i)	510		508

MASTR Adjustable Rate Mortgages Trust Series 2004-3, Class 3A2, 3.67%, 4/25/2034 (m)	124		118

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)		VALUE (000)
Collateralized Mortgage Obligations — continued

MASTR Alternative Loan Trust

Series 2004-6, Class 8A1, 5.50%, 7/25/2034	119		122

Series 2005-6, Class 1A2, 5.50%, 12/25/2035	257		231

Merrill Lynch Mortgage Investors Trust Series 2005-A5, Class A9, 3.51%, 6/25/2035 (m)	78		76

New Residential Mortgage Loan Trust Series 2019-NQM4, Class B2, 5.04%, 9/25/2059 ‡ (d) (m)	688		632

PHH Mortgage Trust Series 2008-CIM2, Class 5A1, 6.00%, 7/25/2038	1		1

PRPM LLC Series 2019-1A, Class A1, 4.50%, 1/25/2024 (d) (i)	625		628

RALI Trust Series 2004-QS3, Class CB, 5.00%, 3/25/2019	—	(a)	—	(a)

Residential Asset Securitization Trust

Series 2004-A6, Class A1, 5.00%, 8/25/2019	4		4

Series 2006-A8, Class 3A1, 6.00%, 8/25/2036	388		281

SACO I, Inc. Series 1997-2, Class 1A5, 7.00%, 8/25/2036 (d)	27		27

Sequoia Mortgage Trust Series 2007-3, Class 1A1, 0.39%, 7/20/2036 (m)	205		192

STACR Trust Series 2018-DNA2, Class M2, 2.33%, 12/25/2030 ‡ (d) (m)	1,500		1,442

Starwood Mortgage Residential Trust Series 2019-INV1, Class M1, 3.06%, 9/27/2049 ‡ (d) (m)	1,721		1,557

Structured Asset Mortgage Investments II Trust

Series 2005-AR2, Class 2A1, 0.64%, 5/25/2045 (m)	90		84

Series 2007-AR7, Class 1A1, 1.03%, 5/25/2047 (m)	494		364

Toorak Mortgage Corp. Ltd. Series 2019-1, Class A1, 4.46%, 3/25/2022 (d) (i)	1,300		1,303

Verus Securitization Trust

Series 2019-4, Class B1, 3.86%, 11/25/2059 ‡ (d) (m)	1,100		980

Series 2019-INV1, Class M1, 4.03%, 12/25/2059 ‡ (d) (m)	100		96

Series 2019-INV1, Class B1, 4.99%, 12/25/2059 ‡ (d)	100		89

WaMu Mortgage Pass-Through Certificates Series 2005-AR8, Class 2AB2, 1.02%, 7/25/2045 (m)	1,057		958

WaMu Mortgage Pass-Through Certificates Trust

Series 2005-AR3, Class A1, 3.62%, 3/25/2035 (m)	204		196

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)

Series 2005-AR10, Class 1A3, 4.12%, 9/25/2035 (m)	1,738	1,789

Series 2005-AR10, Class 1A4, 4.12%, 9/25/2035 (m)	239	247

Series 2007-HY3, Class 3A3, 3.58%, 3/25/2037 (m)	327	301

Series 2006-AR17, Class 1A1A, 2.50%, 12/25/2046 (m)	428	385

Total Collateralized Mortgage Obligations (Cost $33,792)		32,746

U.S. Treasury Obligations — 3.2%

U.S. Treasury Bonds 2.75%, 8/15/2042	1,900	2,435

U.S. Treasury Notes

2.50%, 1/31/2021 (n)	20,015	20,287

2.13%, 12/31/2021	1,500	1,544

0.25%, 5/31/2025	4,000	3,995

2.88%, 8/15/2028	1,000	1,184

Total U.S. Treasury Obligations (Cost $28,501)		29,445

Commercial Mortgage-Backed Securities — 1.3%

BANK

Series 2019-BN21, Class XA, IO, 1.00%, 10/17/2052 (m)	5,618	345

Series 2019-BN20, Class XA, IO, 0.96%, 9/15/2062 (m)	1	—	(a)

Series 2020-BN25, Class XA, IO, 0.89%, 1/15/2063 (m)	7,054	458

BX Commercial Mortgage Trust Series 2018-BIOA, Class D, 1.51%, 3/15/2037 ‡ (d) (m)	500	477

Commercial Mortgage Trust Series 2020-CBM, Class F, 3.75%, 2/10/2037 (d) (m)	270	212

DBGS Mortgage Trust Series 2018-5BP, Class B, 1.01%, 6/15/2033 ‡ (d) (m)	750	715

FHLMC, Multi-Family Structured Pass-Through Certificates

Series KC04, Class X1, IO, 1.41%, 12/25/2026 (m)	3,360	197

Series K075, Class X3, IO, 2.20%, 5/25/2028 (m)	2,250	300

Series K086, Class X1, IO, 0.39%, 11/25/2028 (m)	12,341	248

Series K090, Class X1, IO, 0.85%, 2/25/2029 (m)	10,571	578

Series K090, Class X3, IO, 2.39%, 10/25/2029 (m)	3,390	545

Series K068, Class X3, IO, 2.13%, 10/25/2044 (m)	5,100	617

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Commercial Mortgage-Backed Securities — continued

Series K729, Class X3, IO, 2.04%, 11/25/2044 (m)	4,530	336

Series K730, Class X3, IO, 2.10%, 2/25/2045 (m)	3,830	303

Series K072, Class X3, IO, 2.21%, 12/25/2045 (m)	5,070	656

Series K089, Class X3, IO, 2.37%, 1/25/2046 (m)	3,132	492

Series K088, Class X3, IO, 2.42%, 2/25/2047 (m)	3,610	583

Series K092, Class X3, IO, 2.32%, 5/25/2047 (m)	570	90

FNMA ACES Series 2016-M4, Class X2, IO, 2.71%, 1/25/2039 (m)	3,032	209

FREMF Mortgage Trust

Series 2019-K736, Class C, 3.88%, 7/25/2026 (d) (m)	165	168

Series 2017-KF40, Class B, 2.88%, 11/25/2027 (d) (m)	410	389

GNMA

Series 2012-44, IO, 0.23%, 3/16/2049 (m)	2,102	12

Series 2013-80, IO, 0.90%, 3/16/2052 (m)	3,015	90

Series 2015-86, IO, 0.69%, 5/16/2052 (m)	2,123	82

Series 2014-186, IO, 0.70%, 8/16/2054 (m)	3,231	117

Series 2015-33, IO, 0.72%, 2/16/2056 (m)	3,291	135

Series 2015-59, IO, 0.93%, 6/16/2056 (m)	500	23

Series 2017-173, IO, 1.36%, 9/16/2057 (m)	1,204	97

Series 2016-71, Class QI, IO, 0.96%, 11/16/2057 (m)	5,951	356

Series 2017-86, IO, 0.78%, 5/16/2059 (m)	987	56

Series 2017-148, IO, 0.65%, 7/16/2059 (m)	1,164	57

Series 2017-171, IO, 0.69%, 9/16/2059 (m)	742	43

LB Commercial Mortgage Trust Series 2007-C3, Class AJ, 6.11%, 7/15/2044 (m)	29	29

LB-UBS Commercial Mortgage Trust Series 2007-C6, Class AJ, 6.46%, 7/15/2040 (m)	133	128

Velocity Commercial Capital Loan Trust

Series 2019-1, Class A, 3.76%, 3/25/2049 (d) (m)	1,793	1,803

Series 2019-1, Class M1, 3.94%, 3/25/2049 ‡ (d) (m)	815	808

Series 2019-3, Class A, 3.03%, 10/25/2049 (d) (m)	489	484

Total Commercial Mortgage-Backed Securities (Cost $13,118)		12,238

INVESTMENTS	SHARES		VALUE (000)
Convertible Preferred Stocks — 0.4%

Banks — 0.1%

Bank of America Corp. Series L, 7.25% ($1,000 par value)	—	(a)	285

Wells Fargo & Co. Series L, 7.50% ($1,000 par value)	—	(a)	489

			774

Chemicals — 0.0% (b)

International Flavors & Fragrances, Inc. 6.00%, 9/15/2021 ($50 par value)	6		276

Electric Utilities — 0.1%

NextEra Energy, Inc. 4.87%, 9/1/2022 ($50 par value)	15		707

Food Products — 0.0% (b)

Bunge Ltd. 4.88% ($100 par value)	4		394

Health Care Equipment & Supplies — 0.0% (b)

Danaher Corp. Series B, 5.00%, 4/15/2023 ($1,000 par value)	—	(a)	207

Machinery — 0.0% (b)

Stanley Black & Decker, Inc. Series C, 5.00%, 5/15/2021 ($1,000 par value)	—	(a)	403

Multi-Utilities — 0.0% (b)

Sempra Energy Series B, 6.75%, 7/15/2021 ($100 par value)	4		386

Semiconductors & Semiconductor Equipment — 0.2%

Broadcom, Inc. Series A, 8.00%, 9/30/2022 ($1,000 par value)	1		805

Total Convertible Preferred Stocks (Cost $4,062)			3,952

	PRINCIPAL AMOUNT (000)
Loan Assignments — 0.1% (o)

Auto Components — 0.0% (b)

American Axle & Manufacturing, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 3.00%, 4/6/2024 (g)	5		5

Chemicals — 0.0% (b)

Axalta Coating Systems US Holdings, Inc., Term Loan B (ICE LIBOR USD 3 Month + 1.75%), 2.06%, 6/1/2024 (g)	51		49

Communications Equipment — 0.0% (b)

Avaya, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 4.43%, 12/15/2024 (g)	179		165

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

INVESTMENTS	PRINCIPAL AMOUNT (000)	VALUE (000)
Loan Assignments — continued

Food & Staples Retailing — 0.0% (b)

Moran Foods LLC, 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 7.00%), 7.00%, 4/1/2024 ‡ (g)	44	44

Moran Foods LLC, 1st Lien Term Loan B2 (ICE LIBOR USD 3 Month + 10.75%), 11.75%, 4/1/2025 ‡ (g)	58	45

		89

Health Care Providers & Services — 0.1%

MultiPlan, Inc., 1st Lien Term Loan B (ICE LIBOR USD 3 Month + 2.75%), 3.75%, 6/7/2023 (g)	195	185

Hotels, Restaurants & Leisure — 0.0% (b)

Golden Nugget, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 2.50%; ICE LIBOR USD 2 Month + 2.50%), 3.25%, 10/4/2023 (g)	70	55

UFC Holdings LLC, 1st Lien Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.25%, 4/29/2026 (g)	53	51

		106

Machinery — 0.0% (b)

Navistar, Inc., 1st Lien Term Loan B

(ICE LIBOR USD 1 Month + 3.50%), 3.70%, 11/6/2024 (g)	61	58

Multiline Retail — 0.0% (b)

Neiman Marcus Group Ltd., Term Loan

(3-MONTH PRIME + 7.50%), 10.75%, 10/25/2023 (g)	40	8

Oil, Gas & Consumable Fuels — 0.0% (b)

California Resources Corp., Senior Secured First Out (ICE LIBOR USD 3 Month + 4.75%), 5.75%, 12/31/2022 (g)	320	109

Gulf Finance LLC, 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 5.25%), 6.25%, 8/25/2023 (g)	52	33

		142

Pharmaceuticals — 0.0% (b)

Valeant Pharmaceuticals International, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 3.00%), 3.19%, 6/2/2025 (g)	150	145

Total Loan Assignments (Cost $1,226)		952

	SHARES (000)
Preferred Stocks — 0.1%

Health Care Equipment & Supplies — 0.0% (b)

Becton Dickinson and Co.

Series B, 6.00%, 6/1/2023 ($50 par value)	4	202

INVESTMENTS	SHARES (000)		VALUE (000)

Internet & Direct Marketing Retail — 0.0% (b)

MYT Holding Co.

10.00%, 6/7/2029 (d)	75		55

Multi-Utilities — 0.1%

Dominion Energy, Inc.

Series A, 7.25%, 6/1/2022 ($100 par value)	2		220

Total Preferred Stocks (Cost $489)			477

	PRINCIPAL AMOUNT (000)
Mortgage-Backed Securities — 0.0% (b)

FNMA, Other Pool # AN5182, 3.39%, 4/1/2027	344		389

GNMA I, 30 Year Pool # 323423, 8.50%, 6/15/2022	—	(a)	—	(a)

Total Mortgage-Backed Securities (Cost $347)			389

	SHARES (000)
Exchange-Traded Funds — 0.0% (b)

International Equity — 0.0% (b)

iShares MSCI EAFE ETF(Cost $64)	1		65

	NO. OF WARRANTS (000)
Warrants — 0.0% (b)

Wireless Telecommunication Services — 0.0% (b)

iHeartMedia Capital I LLC expiring 5/2/2039, price 1.00 USD * ‡ (Cost $52)	3		22

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Construction & Engineering — 0.0% (b)

ACS Actividades de Construccion y Servicios SA, expiring 7/7/2020 (Spain) *	1		1

Diversified Telecommunication Services — 0.0% (b)

Telefonica SA, expiring 7/1/2020 (Spain) *	16		4

Hotels, Restaurants & Leisure — 0.0% (b)

Minor International PCL, expiring 7/23/2020 (Thailand) *	6		—	(a)

Media — 0.0% (b)

Media General, Inc., CVR * ‡	23		—	(a)

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	JUNE 30, 2020

INVESTMENTS	NO. OF RIGHTS (000)	VALUE (000)
Rights — continued

Oil, Gas & Consumable Fuels — 0.0% (b)

Repsol SA, expiring 7/6/2020 (Spain) *	5	3

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 *	2	—	(a)

Total Rights (Cost $19)		8

	SHARES (000)
Short-Term Investments — 7.1%

Investment Companies — 7.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (e) (p)	64,326	64,384

JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40% (e) (p)	627	627

Total Investment Companies (Cost $64,996)		65,011

Total Investments — 98.3% (Cost $783,661)		902,935
Other Assets Less Liabilities — 1.7%		15,790

NET ASSETS — 100.0%		918,725

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY**

United States	68.7%

China	2.8

Japan	2.7

France	2.5

United Kingdom	2.2

Switzerland	1.8

Germany	1.5

Taiwan	1.3

India	1.1

Netherlands	1.0

Others (each less than 1.0%)	7.2

Short-Term Investments	7.2

** Percentages indicated are based upon total investments as of June 30, 2020.

Abbreviations

ABS	Asset-backed securities
ACES	Alternative Credit Enhancement Securities
ADR	American Depositary Receipt
CHDI	Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	Swiss Franc

CVA	Dutch Certification
CVR	Contingent Value Rights
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EUR	Euro
FDR	Fiduciary Depository Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	British Pound
GDR	Global Depositary Receipt
GNMA	Government National Mortgage Association
HKD	Hong Kong Dollar
ICE	Intercontinental Exchange
IF	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index or have an interest rate that adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the rate in effect as of June 30, 2020. The rate may be subject to a cap and floor.
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
JPY	Japanese Yen
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
NYRS	New York Registry Shares
OYJ	Public Limited Company
PJSC	Public Joint Stock Company
PO	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
PT	Limited liability company
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
RTS	Russian Trading System
SCA	Limited partnership with share capital
SGPS	Holding company
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States and as such may have restrictions on resale.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2020.
(g)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2020.
(h)	Security is an interest bearing note with preferred security characteristics.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2020.
(j)	Defaulted security.
(k)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(l)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(m)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2020.
(n)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(o)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(p)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

DJ US Real Estate Index	762	09/2020	USD	23,592	(411)

EURO STOXX 50 Index	388	09/2020	EUR	14,089	623

MSCI EAFE E-Mini Index	40	09/2020	USD	3,557	73

MSCI Emerging Markets E-Mini Index	270	09/2020	USD	13,289	375

Russell 2000 E-Mini Index	239	09/2020	USD	17,164	662

S&P 500 E-Mini Index	290	09/2020	USD	44,722	794

TOPIX Index	11	09/2020	JPY	1,586	(76)

U.S. Treasury 10 Year Note	457	09/2020	USD	63,587	274

U.S. Treasury Ultra Bond	98	09/2020	USD	21,373	70

					2,384

Short Contracts

Euro-Bund	(304)	09/2020	EUR	(60,170)	(461)

FTSE 100 Index	(120)	09/2020	GBP	(9,127)	(164)

					(625)

					1,759

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
MSCI	Morgan Stanley Capital International
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	JUNE 30, 2020

Forward foreign currency exchange contracts outstanding as of June 30, 2020 (amounts in thousands):
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CHF	92	USD	95	Standard Chartered Bank	7/2/2020	1
EUR	280	USD	313	Barclays Bank plc	7/2/2020	2
USD	225	EUR	199	Citibank, NA	7/2/2020	2
USD	648	JPY	69,721	Citibank, NA	7/2/2020	2
AUD	14,159	NZD	15,008	Citibank, NA	7/22/2020	87
CAD	675	AUD	719	Goldman Sachs International	7/22/2020	1
CAD	2,944	EUR	1,923	BNP Paribas	7/22/2020	7
CAD	1,913	EUR	1,247	Citibank, NA	7/22/2020	8
CAD	446	EUR	291	State Street Corp.	7/22/2020	2
CAD	660	GBP	391	Goldman Sachs International	7/22/2020	2
CHF	15,882	SEK	152,678	Goldman Sachs International	7/22/2020	385
CHF	635	USD	662	Goldman Sachs International	7/22/2020	9
COP	4,117,052	USD	1,091	Barclays Bank plc **	7/22/2020	3
CZK	25,195	EUR	938	BNP Paribas	7/22/2020	8
CZK	23,882	USD	1,005	BNP Paribas	7/22/2020	2
CZK	24,581	USD	1,033	Goldman Sachs International	7/22/2020	4
EUR	14,868	AUD	24,209	Citibank, NA	7/22/2020	4
EUR	1,955	CZK	51,997	BNP Paribas	7/22/2020	5
EUR	8,615	GBP	7,689	Citibank, NA	7/22/2020	154
EUR	2,932	JPY	352,272	BNP Paribas	7/22/2020	32
GBP	881	EUR	971	BNP Paribas	7/22/2020	1
ILS	11,268	USD	3,251	Citibank, NA	7/22/2020	4
INR	87,477	USD	1,155	Barclays Bank plc **	7/22/2020	1
INR	167,941	USD	2,198	Goldman Sachs International **	7/22/2020	20
KRW	1,294,458	USD	1,072	Citibank, NA **	7/22/2020	7
NZD	497	JPY	34,260	Merrill Lynch International	7/22/2020	3
NZD	743	JPY	51,252	Standard Chartered Bank	7/22/2020	5
NZD	17,067	USD	10,993	BNP Paribas	7/22/2020	21
PHP	55,426	USD	1,104	Barclays Bank plc **	7/22/2020	9
PHP	55,426	USD	1,105	Goldman Sachs International **	7/22/2020	8
SEK	151,510	EUR	14,353	Barclays Bank plc	7/22/2020	130
SEK	10,330	EUR	977	BNP Paribas	7/22/2020	11
SEK	20,655	EUR	1,954	Citibank, NA	7/22/2020	21
SEK	4,295	GBP	367	Goldman Sachs International	7/22/2020	6
SEK	9,526	JPY	109,728	BNP Paribas	7/22/2020	6
THB	157,330	USD	5,088	Citibank, NA	7/22/2020	2
TRY	7,445	USD	1,076	BNP Paribas	7/22/2020	5
TRY	8,825	USD	1,275	Goldman Sachs International	7/22/2020	7
USD	1,125	BRL	5,635	Barclays Bank plc **	7/22/2020	90
USD	751	BRL	3,775	Goldman Sachs International **	7/22/2020	58
USD	9,871	CAD	13,394	Goldman Sachs International	7/22/2020	5
USD	2,171	CLP	1,714,344	Citibank, NA **	7/22/2020	83
USD	5,843	COP	21,918,276	Barclays Bank plc **	7/22/2020	21
USD	552	COP	2,049,094	Goldman Sachs International **	7/22/2020	7
USD	357	EUR	314	BNP Paribas	7/22/2020	4
USD	10,029	EUR	8,817	Goldman Sachs International	7/22/2020	119
USD	1,017	EUR	898	Royal Bank of Canada	7/22/2020	7
USD	1,815	GBP	1,436	Barclays Bank plc	7/22/2020	35
USD	7,682	GBP	6,095	HSBC Bank, NA	7/22/2020	128
USD	1,122	HUF	346,202	BNP Paribas	7/22/2020	24
USD	1,079	HUF	339,525	Goldman Sachs International	7/22/2020	2
USD	839	IDR	12,040,125	Goldman Sachs International **	7/22/2020	13
USD	1,057	ILS	3,640	Goldman Sachs International	7/22/2020	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	935	JPY	99,970	BNP Paribas	7/22/2020	9
USD	1,086	MXN	24,864	Barclays Bank plc	7/22/2020	7
USD	2,179	MXN	49,250	BNP Paribas	7/22/2020	42
USD	1,116	MXN	24,291	Goldman Sachs International	7/22/2020	62
USD	2,187	RUB	152,802	Barclays Bank plc **	7/22/2020	45
USD	1,062	SEK	9,862	BNP Paribas	7/22/2020	3
USD	359	SEK	3,330	Credit Suisse International	7/22/2020	2
USD	140	SGD	194	Goldman Sachs International	7/22/2020	—	(a)
USD	1,076	ZAR	18,600	Goldman Sachs International	7/22/2020	7
USD	4,932	ZAR	84,350	HSBC Bank, NA	7/22/2020	82
ZAR	23,285	USD	1,335	Barclays Bank plc	7/22/2020	4
AUD	2,555	USD	1,628	Merrill Lynch International	7/29/2020	135
CAD	3,572	USD	2,544	BNP Paribas	7/29/2020	88
CHF	242	USD	249	BNP Paribas	7/29/2020	7
CHF	185	USD	191	Citibank, NA	7/29/2020	4
CHF	287	USD	302	Merrill Lynch International	7/29/2020	2
CHF	1,164	USD	1,208	State Street Corp.	7/29/2020	22
DKK	1,983	USD	297	Merrill Lynch International	7/29/2020	2
DKK	2,371	USD	354	State Street Corp.	7/29/2020	4
EUR	145	USD	160	BNP Paribas	7/29/2020	3
EUR	54	USD	60	Merrill Lynch International	7/29/2020	—	(a)
EUR	86	USD	96	State Street Corp.	7/29/2020	—	(a)
GBP	1,078	USD	1,331	Merrill Lynch International	7/29/2020	5
GBP	52	USD	64	State Street Corp.	7/29/2020	1
HKD	8,407	USD	1,083	Goldman Sachs International	7/29/2020	1
NOK	1,513	USD	142	Merrill Lynch International	7/29/2020	15
SEK	843	USD	90	BNP Paribas	7/29/2020	—	(a)
SEK	11,088	USD	1,102	Merrill Lynch International	7/29/2020	88
SGD	384	USD	269	Goldman Sachs International	7/29/2020	6
USD	222	DKK	1,459	State Street Corp.	7/29/2020	1
USD	183	DKK	1,200	TD Bank Financial Group	7/29/2020	2
USD	1,625	EUR	1,441	Goldman Sachs International	7/29/2020	5
USD	742	EUR	654	State Street Corp.	7/29/2020	7
USD	611	GBP	489	BNP Paribas	7/29/2020	6
USD	30	GBP	24	Merrill Lynch International	7/29/2020	—	(a)
USD	133	JPY	14,248	BNP Paribas	7/29/2020	1
USD	1,132	JPY	120,859	Goldman Sachs International	7/29/2020	12
USD	111	JPY	11,904	Merrill Lynch International	7/29/2020	1
USD	471	JPY	50,433	State Street Corp.	7/29/2020	4
USD	51	SEK	472	BNP Paribas	7/29/2020	—	(a)
USD	13	SEK	117	Citibank, NA	7/29/2020	—	(a)
USD	19	SEK	172	Merrill Lynch International	7/29/2020	—	(a)
USD	161	SEK	1,488	State Street Corp.	7/29/2020	1
USD	600	CHF	567	Citibank, NA	8/3/2020	1
USD	4,920	EUR	4,357	Citibank, NA	8/3/2020	22
USD	991	GBP	793	Citibank, NA	8/3/2020	8
USD	1,397	HKD	10,831	TD Bank Financial Group	8/3/2020	—	(a)
USD	655	JPY	69,721	Citibank, NA	8/3/2020	9

Total unrealized appreciation						2,315

CHF	567	USD	600	Citibank, NA	7/2/2020	(1)
EUR	4,357	USD	4,917	Citibank, NA	7/2/2020	(22)
GBP	793	USD	991	Citibank, NA	7/2/2020	(8)
HKD	10,831	USD	1,397	TD Bank Financial Group	7/2/2020	—	(a)
JPY	69,721	USD	654	Citibank, NA	7/2/2020	(9)

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	JUNE 30, 2020

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
USD	681	CHF	658	Citibank, NA	7/2/2020	(14)
USD	4,256	EUR	3,882	Citibank, NA	7/2/2020	(106)
USD	487	EUR	444	Merrill Lynch International	7/2/2020	(11)
USD	122	EUR	112	State Street Corp.	7/2/2020	(4)
USD	976	GBP	793	Citibank, NA	7/2/2020	(7)
USD	1,205	HKD	9,345	Citibank, NA	7/2/2020	(1)
USD	191	HKD	1,486	TD Bank Financial Group	7/2/2020	— (a)
AUD	9,510	CAD	8,921	Citibank, NA	7/22/2020	(7)
AUD	23,941	EUR	14,737	Citibank, NA	7/22/2020	(40)
AUD	9,444	USD	6,565	Citibank, NA	7/22/2020	(46)
AUD	650	USD	449	State Street Corp.	7/22/2020	— (a)
BRL	17,633	USD	3,403	Barclays Bank plc **	7/22/2020	(164)
BRL	2,248	USD	419	Citibank, NA **	7/22/2020	(6)
BRL	5,587	USD	1,142	Goldman Sachs International **	7/22/2020	(116)
CAD	3,341	NZD	3,814	BNP Paribas	7/22/2020	(1)
CAD	13,424	USD	9,958	Goldman Sachs International	7/22/2020	(69)
CAD	9,042	USD	6,747	TD Bank Financial Group	7/22/2020	(87)
CHF	1,033	SEK	10,197	BNP Paribas	7/22/2020	(4)
CHF	4,177	USD	4,419	Barclays Bank plc	7/22/2020	(7)
CLP	2,214,617	USD	2,710	Barclays Bank plc **	7/22/2020	(13)
CLP	1,278,463	USD	1,567	Goldman Sachs International **	7/22/2020	(10)
COP	3,653,412	USD	978	Goldman Sachs International **	7/22/2020	(7)
CZK	106,348	USD	4,504	HSBC Bank, NA	7/22/2020	(21)
EUR	14,868	CHF	15,981	Goldman Sachs International	7/22/2020	(166)
EUR	292	NZD	511	Merrill Lynch International	7/22/2020	(1)
EUR	14,353	NZD	25,113	TD Bank Financial Group	7/22/2020	(73)
EUR	1,923	SEK	20,161	BNP Paribas	7/22/2020	(3)
EUR	2,203	USD	2,485	BNP Paribas	7/22/2020	(9)
EUR	14,137	USD	16,002	Goldman Sachs International	7/22/2020	(112)
EUR	988	USD	1,118	HSBC Bank, NA	7/22/2020	(8)
GBP	850	CHF	1,003	Credit Suisse International	7/22/2020	(6)
GBP	7,925	EUR	8,795	Barclays Bank plc	7/22/2020	(64)
GBP	7,739	EUR	8,612	Citibank, NA	7/22/2020	(89)
GBP	8,564	USD	10,831	Barclays Bank plc	7/22/2020	(218)
GBP	7,928	USD	9,859	Goldman Sachs International	7/22/2020	(33)
HUF	2,039,192	USD	6,657	State Street Corp.	7/22/2020	(188)
IDR	23,539,381	USD	1,639	Goldman Sachs International **	7/22/2020	(23)
ILS	3,550	USD	1,025	BNP Paribas	7/22/2020	— (a)
JPY	116,588	AUD	1,587	Citibank, NA	7/22/2020	(15)
JPY	34,440	AUD	467	Royal Bank of Canada	7/22/2020	(3)
JPY	1,038,481	CAD	13,242	TD Bank Financial Group	7/22/2020	(134)
JPY	335,769	CHF	2,958	Barclays Bank plc	7/22/2020	(14)
JPY	114,032	SEK	9,846	Goldman Sachs International	7/22/2020	(1)
JPY	47,656	USD	445	BNP Paribas	7/22/2020	(3)
JPY	45,862	USD	428	Citibank, NA	7/22/2020	(3)
JPY	2,410,747	USD	22,477	Merrill Lynch International	7/22/2020	(144)
MXN	33,426	USD	1,491	Barclays Bank plc	7/22/2020	(41)
MXN	132,816	USD	5,888	Goldman Sachs International	7/22/2020	(126)
NZD	10,183	EUR	5,852	Citibank, NA	7/22/2020	(6)
PLN	6,560	USD	1,667	BNP Paribas	7/22/2020	(9)
PLN	3,976	USD	1,012	Citibank, NA	7/22/2020	(7)
RON	28,641	USD	6,677	Goldman Sachs International	7/22/2020	(33)
RUB	71,764	USD	1,006	Barclays Bank plc **	7/22/2020	— (a)
RUB	209,771	USD	3,001	Goldman Sachs International **	7/22/2020	(62)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
TRY	7,230	USD	1,051	Goldman Sachs International	7/22/2020	(1)
USD	3,681	AUD	5,353	BNP Paribas	7/22/2020	(13)
USD	3,300	CAD	4,484	BNP Paribas	7/22/2020	(3)
USD	856	CAD	1,163	Citibank, NA	7/22/2020	(1)
USD	16,143	CAD	22,068	TD Bank Financial Group	7/22/2020	(113)
USD	1,116	CHF	1,059	BNP Paribas	7/22/2020	(3)
USD	366	CHF	347	Goldman Sachs International	7/22/2020	— (a)
USD	9,462	GBP	7,676	Barclays Bank plc	7/22/2020	(51)
USD	6,590	INR	501,753	Citibank, NA **	7/22/2020	(36)
USD	18,809	JPY	2,060,343	Goldman Sachs International	7/22/2020	(278)
USD	2,178	KRW	2,618,550	Goldman Sachs International **	7/22/2020	(5)
USD	1,051	MXN	24,250	Goldman Sachs International	7/22/2020	(2)
USD	965	PHP	48,570	Barclays Bank plc **	7/22/2020	(11)
USD	5,523	PHP	277,680	Citibank, NA **	7/22/2020	(54)
USD	738	PLN	2,928	BNP Paribas	7/22/2020	(2)
USD	2,247	RON	9,724	BNP Paribas	7/22/2020	(9)
USD	1,119	THB	34,657	Barclays Bank plc	7/22/2020	(3)
USD	3,117	THB	96,374	BNP Paribas	7/22/2020	(1)
USD	1,120	THB	34,657	Goldman Sachs International	7/22/2020	(1)
USD	1,534	TRY	10,634	Goldman Sachs International	7/22/2020	(10)
USD	1,029	TWD	30,307	Citibank, NA **	7/22/2020	(5)
USD	4,373	TWD	128,747	Goldman Sachs International **	7/22/2020	(22)
ZAR	18,661	USD	1,101	Barclays Bank plc	7/22/2020	(28)
EUR	1,262	USD	1,418	State Street Corp.	7/29/2020	— (a)
GBP	329	USD	409	Goldman Sachs International	7/29/2020	(2)
GBP	39	USD	48	Merrill Lynch International	7/29/2020	— (a)
GBP	52	USD	65	State Street Corp.	7/29/2020	(1)
JPY	22,189	USD	207	BNP Paribas	7/29/2020	(1)
JPY	13,813	USD	129	Citibank, NA	7/29/2020	(1)
JPY	538,915	USD	5,017	Merrill Lynch International	7/29/2020	(24)
JPY	232,770	USD	2,170	State Street Corp.	7/29/2020	(13)
USD	143	CHF	139	Citibank, NA	7/29/2020	(4)
USD	321	CHF	312	Goldman Sachs International	7/29/2020	(9)
USD	19	CHF	19	Merrill Lynch International	7/29/2020	— (a)
USD	134	DKK	891	BNP Paribas	7/29/2020	— (a)
USD	699	DKK	4,816	Goldman Sachs International	7/29/2020	(28)
USD	46	DKK	312	Merrill Lynch International	7/29/2020	— (a)
USD	217	DKK	1,471	State Street Corp.	7/29/2020	(5)
USD	359	EUR	332	BNP Paribas	7/29/2020	(14)
USD	53	EUR	48	Goldman Sachs International	7/29/2020	(2)
USD	1,738	EUR	1,605	Merrill Lynch International	7/29/2020	(66)
USD	1,430	EUR	1,312	State Street Corp.	7/29/2020	(46)
USD	89	GBP	73	BNP Paribas	7/29/2020	(1)
USD	735	GBP	598	Merrill Lynch International	7/29/2020	(6)
USD	47	GBP	38	State Street Corp.	7/29/2020	— (a)
USD	722	SEK	6,797	State Street Corp.	7/29/2020	(7)
USD	209	CHF	199	Merrill Lynch International	8/3/2020	— (a)

Total unrealized depreciation						(3,257)

Net unrealized depreciation						(942)

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	JUNE 30, 2020

Abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chile Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Republic Won

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PHP	Philippines Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
USD	United States Dollar
ZAR	South African Rand

(a)	Amount rounds to less than one thousand.
**	Non-deliverable forward.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	49

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

JPMorgan Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$733,293
Investments in affiliates, at value	169,642
Cash	3,318
Foreign currency, at value	339
Deposits at broker for futures contracts	383
Receivables:
Investment securities sold	13,571
Fund shares sold	2,799
Interest and dividends from non-affiliates	2,416
Dividends from affiliates	1
Tax reclaims	430
Variation margin on futures contracts	1,380
Unrealized appreciation on forward foreign currency exchange contracts	2,315

Total Assets	929,887

LIABILITIES:
Payables:
Distributions	47
Investment securities purchased	6,352
Investment securities purchased—delayed delivery securities	425
Fund shares redeemed	396
Unrealized depreciation on forward foreign currency exchange contracts	3,257
Accrued liabilities:
Investment advisory fees	310
Administration fees	47
Distribution fees	31
Service fees	20
Custodian and accounting fees	170
Other	107

Total Liabilities	11,162

Net Assets	$918,725

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	JUNE 30, 2020

JPMorgan Diversified Fund
NET ASSETS:
Paid-in-Capital	$795,625
Total distributable earnings (loss)	123,100

Total Net Assets	$918,725

Net Assets:
Class A	$103,204
Class C	15,569
Class I	60,064
Class L	148,144
Class R6	591,744

Total	$918,725

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,645
Class C	1,011
Class I	3,841
Class L	9,494
Class R6	37,930

Net Asset Value (a):
Class A — Redemption price per share	$15.53
Class C — Offering price per share (b)	15.40
Class I — Offering and redemption price per share	15.64
Class L — Offering and redemption price per share	15.60
Class R6 — Offering and redemption price per share	15.60
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.26

Cost of investments in non-affiliates	$617,553
Cost of investments in affiliates	166,108
Cost of foreign currency	259

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	51

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$12,339
Interest income from affiliates	16
Dividend income from non-affiliates	12,480
Dividend income from affiliates	2,949
Foreign taxes withheld (net)	(445)

Total investment income	27,339

EXPENSES:
Investment advisory fees	5,217
Administration fees	775
Distribution fees:
Class A	273
Class C	127
Service fees:
Class A	273
Class C	43
Class I	167
Class L	175
Custodian and accounting fees	585
Interest expense to affiliates	9
Professional fees	139
Trustees’ and Chief Compliance Officer’s fees	29
Printing and mailing costs	29
Registration and filing fees	77
Transfer agency fees (See Note 2.L.)	76
Other	75

Total expenses	8,069

Less fees waived	(1,569)

Net expenses	6,500

Net investment income (loss)	20,839

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	48,651	(a)
Investments in affiliates	(12,325)
Futures contracts	10,272
Foreign currency transactions	(343)
Forward foreign currency exchange contracts	(96)

Net realized gain (loss)	46,159

Distributions of capital gains received from investment company affiliates	27
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(40,434	)(b)
Investments in affiliates	174
Futures contracts	(1,478)
Foreign currency translations	1
Forward foreign currency exchange contracts	(839)

Change in net unrealized appreciation/depreciation	(42,576)

Net realized/unrealized gains (losses)	3,610

Change in net assets resulting from operations	$24,449

(a)	Net of foreign capital gains tax of approximately $(4,000).
(b)	Net of change in foreign capital gains tax of approximately $140,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Diversified Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$20,839	$27,519
Net realized gain (loss)	46,159	41,343
Distributions of capital gains received from investment company affiliates	27	2,242
Change in net unrealized appreciation/depreciation	(42,576)	(10,319)

Change in net assets resulting from operations	24,449	60,785

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,645)	(11,181)
Class C	(1,453)	(1,844)
Class I	(5,796)	(7,050)
Class L	(14,454)	(23,464)
Class R6	(60,531)	(67,911)

Total distributions to shareholders	(91,879)	(111,450)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(122,455)	(102,806)

NET ASSETS:
Change in net assets	(189,885)	(153,471)
Beginning of period	1,108,610	1,262,081

End of period	$918,725	$1,108,610

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,791	$6,323
Distributions reinvested	9,497	10,785
Cost of shares redeemed	(18,329)	(23,742)

Change in net assets resulting from Class A capital transactions	$(5,041)	$(6,634)

Class C
Proceeds from shares issued	$2,121	$1,807
Distributions reinvested	1,389	1,713
Cost of shares redeemed	(5,433)	(6,535)

Change in net assets resulting from Class C capital transactions	$(1,923)	$(3,015)

Class I
Proceeds from shares issued	$6,783	$6,618
Distributions reinvested	5,683	6,913
Cost of shares redeemed	(25,285)	(14,000)

Change in net assets resulting from Class I capital transactions	$(12,819)	$(469)

Class L
Proceeds from shares issued	$12,238	$17,768
Distributions reinvested	13,903	22,306
Cost of shares redeemed	(92,122)	(85,697)

Change in net assets resulting from Class L capital transactions	$(65,981)	$(45,623)

Class R6
Proceeds from shares issued	$33,820	$112,416
Distributions reinvested	60,531	67,911
Cost of shares redeemed	(131,042)	(227,392)

Change in net assets resulting from Class R6 capital transactions	$(36,691)	$(47,065)

Total change in net assets resulting from capital transactions	$(122,455)	$(102,806)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Diversified Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	239	390
Reinvested	595	710
Redeemed	(1,167)	(1,466)

Change in Class A Shares	(333)	(366)

Class C
Issued	131	111
Reinvested	87	114
Redeemed	(348)	(409)

Change in Class C Shares	(130)	(184)

Class I
Issued	421	410
Reinvested	354	452
Redeemed	(1,565)	(842)

Change in Class I Shares	(790)	20

Class L
Issued	763	1,070
Reinvested	866	1,457
Redeemed	(5,617)	(5,262)

Change in Class L Shares	(3,988)	(2,735)

Class R6
Issued	2,054	6,528
Reinvested	3,778	4,435
Redeemed	(8,442)	(13,877)

Change in Class R6 Shares	(2,610)	(2,914)

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Diversified Fund
Class A
Year Ended June 30, 2020	$16.54	$0.27	$0.16	$0.43	$(0.27)	$(1.17)	$(1.44)
Year Ended June 30, 2019	17.24	0.33	0.55	0.88	(0.30)	(1.28)	(1.58)
Year Ended June 30, 2018	17.31	0.29	0.85	1.14	(0.33)	(0.88)	(1.21)
Year Ended June 30, 2017	15.68	0.26	1.71	1.97	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2016	16.63	0.24	(0.54)	(0.30)	(0.23)	(0.42)	(0.65)

Class C
Year Ended June 30, 2020	16.41	0.19	0.16	0.35	(0.19)	(1.17)	(1.36)
Year Ended June 30, 2019	17.12	0.24	0.55	0.79	(0.22)	(1.28)	(1.50)
Year Ended June 30, 2018	17.19	0.19	0.86	1.05	(0.24)	(0.88)	(1.12)
Year Ended June 30, 2017	15.57	0.18	1.69	1.87	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2016	16.52	0.16	(0.54)	(0.38)	(0.15)	(0.42)	(0.57)

Class I
Year Ended June 30, 2020	16.64	0.31	0.17	0.48	(0.31)	(1.17)	(1.48)
Year Ended June 30, 2019	17.34	0.37	0.55	0.92	(0.34)	(1.28)	(1.62)
Year Ended June 30, 2018	17.40	0.33	0.86	1.19	(0.37)	(0.88)	(1.25)
Year Ended June 30, 2017	15.76	0.31	1.71	2.02	(0.33)	(0.05)	(0.38)
Year Ended June 30, 2016	16.71	0.28	(0.54)	(0.26)	(0.27)	(0.42)	(0.69)

Class L
Year Ended June 30, 2020	16.61	0.32	0.16	0.48	(0.32)	(1.17)	(1.49)
Year Ended June 30, 2019	17.31	0.40	0.55	0.95	(0.37)	(1.28)	(1.65)
Year Ended June 30, 2018	17.37	0.33	0.90	1.23	(0.41)	(0.88)	(1.29)
Year Ended June 30, 2017	15.73	0.35	1.71	2.06	(0.37)	(0.05)	(0.42)
Year Ended June 30, 2016	16.69	0.32	(0.55)	(0.23)	(0.31)	(0.42)	(0.73)

Class R6
Year Ended June 30, 2020	16.61	0.33	0.16	0.49	(0.33)	(1.17)	(1.50)
Year Ended June 30, 2019	17.31	0.41	0.56	0.97	(0.39)	(1.28)	(1.67)
November 1, 2017 (h) through June 30, 2018	18.37	0.27	(0.13)	0.14	(0.32)	(0.88)	(1.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (d)

$15.53	2.47%	$103,204	0.94%	1.70%	1.23%	82%
16.54	6.15	115,421	1.00	1.98	1.25	86
17.24	6.53	126,634	1.00	1.61	1.27	93
17.31	12.72	121,832	1.00	1.61	1.30	72
15.68	(1.70)	136,865	1.01	1.52	1.31	57

15.40	1.96	15,569	1.45	1.20	1.69	82
16.41	5.60	18,733	1.50	1.47	1.72	86
17.12	6.02	22,682	1.51	1.07	1.71	93
17.19	12.16	31,241	1.51	1.10	1.75	72
15.57	(2.22)	34,731	1.52	1.01	1.77	57

15.64	2.77	60,064	0.69	1.96	0.93	82
16.64	6.37	77,085	0.75	2.24	0.97	86
17.34	6.81	79,957	0.75	1.86	0.96	93
17.40	13.00	78,033	0.75	1.87	0.99	72
15.76	(1.45)	83,684	0.76	1.78	1.00	57

15.60	2.78	148,144	0.62	2.02	0.78	82
16.61	6.57	223,985	0.57	2.39	0.81	86
17.31	7.01	280,711	0.54	1.86	0.80	93
17.37	13.30	1,178,005	0.51	2.11	0.81	72
15.73	(1.27)	1,104,613	0.52	2.02	0.81	57

15.60	2.86	591,744	0.55	2.10	0.67	82
16.61	6.65	673,386	0.50	2.47	0.71	86
17.31	0.71	752,097	0.49	2.34	0.69	93

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan Diversified Fund	Class A, Class C, Class I, Class L and Class R6	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Effective as of the close of business on December 1, 2016, Class L Shares of the Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Fund’s valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post -closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

58	J.P. MORGAN FUNDS	JUNE 30, 2020

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures contracts are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at June 30, 2020.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$26,859	$20,226	$47,085
Collateralized Mortgage Obligations	—	21,243	11,503	32,746
Commercial Mortgage-Backed Securities	—	10,238	2,000	12,238
Common Stocks
Aerospace & Defense	2,267	2,652	—	4,919
Air Freight & Logistics	—	279	—	279
Airlines	381	41	—	422
Auto Components	—	553	—	553
Automobiles	3,553	3,555	—	7,108
Banks	21,716	12,261	—	33,977
Beverages	5,134	5,935	—	11,069
Biotechnology	10,235	570	—	10,805
Building Products	3,027	1,328	—	4,355
Capital Markets	13,977	3,724	—	17,701
Chemicals	2,184	5,322	—	7,506
Commercial Services & Supplies	2,754	271	—	3,025
Communications Equipment	1,287	216	—	1,503
Construction & Engineering	252	1,327	—	1,579
Construction Materials	856	1,420	—	2,276
Consumer Finance	2,413	37	—	2,450
Containers & Packaging	4,387	26	—	4,413
Distributors	1,149	3	—	1,152
Diversified Consumer Services	610	5	—	615
Diversified Financial Services	1,558	799	—	2,357
Diversified Telecommunication Services	2,741	2,284	—	5,025
Electric Utilities	9,234	2,403	—	11,637
Electrical Equipment	3,209	4,588	—	7,797
Electronic Equipment, Instruments & Components	2,380	3,628	—	6,008

JUNE 30, 2020	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Energy Equipment & Services	$—	$57	$—		$57
Entertainment	5,469	592	—		6,061
Equity Real Estate Investment Trusts (REITs)	9,223	626	—		9,849
Food & Staples Retailing	3,039	2,198	3		5,240
Food Products	1,092	6,111	—		7,203
Gas Utilities	319	442	—		761
Health Care Equipment & Supplies	8,972	2,276	—		11,248
Health Care Providers & Services	11,198	387	—	(a)	11,585
Health Care Technology	729	64	—		793
Hotels, Restaurants & Leisure	4,000	1,814	—		5,814
Household Durables	1,344	3,621	—		4,965
Household Products	1,904	784	—		2,688
Independent Power and Renewable Electricity Producers	—	210	—		210
Industrial Conglomerates	2,173	1,223	—		3,396
Insurance	8,960	14,043	—		23,003
Interactive Media & Services	9,680	6,821	—		16,501
Internet & Direct Marketing Retail	22,546	756	—		23,302
IT Services	14,106	4,321	—		18,427
Leisure Products	517	107	—		624
Life Sciences Tools & Services	3,239	901	—		4,140
Machinery	8,629	8,160	—		16,789
Marine	—	80	—		80
Media	6,723	199	—		6,922
Metals & Mining	457	5,284	—		5,741
Multiline Retail	947	208	—		1,155
Multi-Utilities	260	460	—		720
Oil, Gas & Consumable Fuels	8,512	5,017	—		13,529
Paper & Forest Products	—	166	—		166
Personal Products	179	3,998	—		4,177
Pharmaceuticals	10,604	11,341	—		21,945
Professional Services	2,611	1,844	—		4,455
Real Estate Management & Development	976	2,210	—		3,186
Road & Rail	5,706	476	—		6,182
Semiconductors & Semiconductor Equipment	19,081	7,762	—		26,843
Software	26,097	2,182	—		28,279
Specialty Retail	12,572	1,488	—		14,060
Technology Hardware, Storage & Peripherals	9,540	4,622	—		14,162
Textiles, Apparel & Luxury Goods	1,344	6,112	—		7,456
Thrifts & Mortgage Finance	—	1,670	—		1,670
Tobacco	698	1,060	—		1,758
Trading Companies & Distributors	14	1,217	—		1,231
Transportation Infrastructure	82	291	—		373
Water Utilities	—	51	—		51
Wireless Telecommunication Services	695	1,187	—		1,882

Total Common Stocks	319,541	167,666	3		487,210

Convertible Bonds	—	35,708	—		35,708
Convertible Preferred Stocks
Banks	774	—	—		774
Chemicals	276	—	—		276
Electric Utilities	707	—	—		707
Food Products	394	—	—		394
Health Care Equipment & Supplies	—	207	—		207
Machinery	403	—	—		403

60	J.P. MORGAN FUNDS	JUNE 30, 2020

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Multi-Utilities	$386	$—	$—		$386
Semiconductors & Semiconductor Equipment	805	—	—		805

Total Convertible Preferred Stocks	3,745	207	—		3,952

Corporate Bonds	—	82,996	—		82,996
Exchange-Traded Funds	65	—	—		65
Investment Companies	104,631	—	—		104,631
Loan Assignments
Auto Components	—	5	—		5
Chemicals	—	49	—		49
Communications Equipment	—	165	—		165
Food & Staples Retailing	—	—	89		89
Health Care Providers & Services	—	185	—		185
Hotels, Restaurants & Leisure	—	106	—		106
Machinery	—	58	—		58
Multiline Retail	—	8	—		8
Oil, Gas & Consumable Fuels	—	142	—		142
Pharmaceuticals	—	145	—		145

Total Loan Assignments	—	863	89		952

Mortgage-Backed Securities	—	389	—		389
Preferred Stocks
Health Care Equipment & Supplies	202	—	—		202
Internet & Direct Marketing Retail	—	55	—		55
Multi-Utilities	220	—	—		220

Total Preferred Stocks	422	55	—		477

Rights
Construction & Engineering	1	—	—		1
Diversified Telecommunication Services	4	—	—		4
Hotels, Restaurants & Leisure	—	— (b)	—		—	(b)
Media	—	—	—	(b)	—	(b)
Oil, Gas & Consumable Fuels	3	—	—		3
Wireless Telecommunication Services	— (b)	—	—		—	(b)

Total Rights	8	— (b)	—	(b)	8

U.S. Treasury Obligations	—	29,445	—		29,445
Warrants	—	—	22		22
Short-Term Investments
Investment Companies	65,011	—	—		65,011

Total Investments in Securities	$493,423	$375,669	$33,843		$902,935

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$2,315	$—		$2,315
Futures Contracts	2,248	623	—		2,871

Total Appreciation in Other Financial Instruments	$2,248	$2,938	$—		$5,186

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(3,257)	$—		$(3,257)
Futures Contracts	(948)	(164)	—		(1,112)

Total Depreciation in Other Financial Instruments	$(948)	$(3,421)	$—		$(4,369)

(a)	Value is zero.
(b)	Amount rounds to less than one thousand.

JUNE 30, 2020	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of June 30, 2019		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2020
Investments in Securities
Asset-Backed Securities	$26,405		$(5)	$(808)	$64	$4,080		$(9,289)	$101	$(322)	$20,226
Collateralized Mortgage Obligations	5,186		(5)	(713)	6	9,682		(2,653)	—	—	11,503
Commercial Mortgage-Backed Securities	3,220		(30)	(76)	(1)	—	(a)	(1,113)	—	—	2,000
Common Stocks — Food & Staples Retailing	—		—	1	—	2		—	—	—	3
Common Stocks — Health Care Providers & Services	—		—	(14)	—	2		—	12	—	—	(b)
Corporate Bonds — Media	—	(b)	—	—	—	—		—	—	—	—
Corporate Bonds — Wireless Telecommunication Services	—	(a)	14	— (a)	—	—		(14)	—	—	—
Loan Assignments — Food & Staples Retailing	—		—	26	2	61		—	—	—	89
Rights — Media	—	(a)	—	—	—	—		—	—	—	—	(a)
Warrants — Wireless Telecommunication Services	45		—	(23)	—	—		—	—	—	22

Total	$34,856		$(26)	$(1,607)	$71	$13,827		$(13,069)	$113	$(322)	$33,843

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than one thousand.
(b)	Value is zero.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at June 30, 2020, which were valued using significant unobservable inputs (level 3) amounted to approximately $(1,520,000). This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations.

62	J.P. MORGAN FUNDS	JUNE 30, 2020

There were no significant transfers into or out of level 3 for the year ended June 30, 2020.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at June 30, 2020	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (b)
	$20,226	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 20.00% (8.46%)
			Constant Default Rate	0.00% - 6.80% (2.32%)
			Yield (Discount Rate of Cash Flows)	1.35% - 17.31% (3.57%)

Asset-Backed Securities	20,226

	2,000	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 100.00% (40.39%)
			Constant Default Rate	0.00% - 2.00% (0.81%)
			Yield (Discount Rate of Cash Flows)	2.28% - 4.23% (3.18%)

Commercial Mortgage-Backed Securities	2,000

	10,871	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 25.00% (17.60%)
			Constant Default Rate	0.00% - 5.60% (0.56%)
			Yield (Discount Rate of Cash Flows)	2.03% - 6.56% (4.12%)

Collateralized Mortgage Obligations	10,871

	3	Market Comparable Companies	EBITDA Multiple (a)	6.0x (6.0x)

Common Stocks	3

	—(c)	Pending Distribution Amount	Expected Recovery	0.00% (0.00%)

Rights	—(c)

	44	Terms of Exchange Offer	Expected Recovery	100.00% (100.00%)
	45	Market Comparable Companies	EBITDA Multiple (a)	6.0x (6.0x)

Loan Assignments	89

Total	$33,189

#

The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At June 30, 2020, the value of these investments was approximately $654,000. The inputs for these investments are not readily available or cannot be reasonably estimated and generally are those inputs described in Note 2.A.

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Unobservable inputs were weighted by the relative fair value of the instruments.
(c)	Amount rounds to less than one thousand.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

JUNE 30, 2020	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

As of June 30, 2020, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

C. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, the Fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). The Fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, the Fund may not receive the proceeds from a sale of such investments for a period after the sale.

D. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Fund purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Fund had delayed delivery securities outstanding as of June 30, 2020, which are shown as a Payable for Investment securities purchased — delayed delivery securities on the Statement of Assets and Liabilities.

E. Securities Lending — The Fund is authorized to engage in securities lending in order to generate additional income. The Fund is able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Fund, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in an affiliated money market fund. The Fund retains loan fees and the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Fund). Upon termination of a loan, the Fund is required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Fund or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statement of Operations as Income from securities lending (net). The Fund also receives payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statement of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statement of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statement of Assets and Liabilities and details of collateral investments are disclosed on the SOI.

The Fund bears the risk of loss associated with the collateral investments and is not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, the Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security.

64	J.P. MORGAN FUNDS	JUNE 30, 2020

The Fund did not lend out any securities during the year ended June 30, 2020.

F. Investment Transactions with Affiliates — The Fund invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs.

Reinvestment amounts are included in the purchase cost amounts in the table below. Amounts in the table below are in thousands.

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF Shares(a)	$—	$30,424	$22,238	$(8,186)	$—	$—	—	$287	$27
JPMorgan Chase & Co. Shares(b)	750	—	762	83	(71)	—	—	—	—
JPMorgan Core Bond Fund Class R6 Shares(a)	—	4,000	—	—	—	4,000	323	—	—
JPMorgan Core Plus Bond Fund Class R6 Shares(a)	25,525	69	25,595	1,418	(1,417)	—	—	71	—
JPMorgan Corporate Bond Fund Class R6 Shares(a)	—	95,278	—	—	3,518	98,796	9,242	425	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares(a)	24,979	17,029	35,165	(5,319)	(626)	898	118	1,042	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares(a)	—	—	—	—	—	—	—	—	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares(a)	19,282	552	17,324	(330)	(1,243)	937	123	552	—
JPMorgan High Yield Fund Class R6 Shares(a)	—	—	—	—	—	—	—	—	—
JPMorgan Prime Money Market Fund Class IM Shares, 0.47%(a)(c)	28,226	723,541	687,404	8	13	64,384	64,326	555	—
JPMorgan Prime Money Market Fund Class Institutional Shares, 0.40%(a)(c)	1,043	22,772	23,189	1	—	627	627	17	—

Total	$99,805	$893,665	$811,677	$(12,325)	$174	$169,642		$2,949	$27

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Investment in affiliate. This security is included in an index in which the Fund tracks.
(c)	The rate shown is the current yield as of June 30, 2020.

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Futures Contracts — The Fund used treasury, index and other financial futures contracts to gain or reduce exposure to the stock and bond markets, or maintain liquidity or minimize transactions costs. The Fund also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

JUNE 30, 2020	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI, while cash deposited, which is considered restricted, is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to equity price risk, foreign exchange risk and interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions. The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2020 (amounts in thousands):

Futures Contracts — Equity:
Average Notional Balance Long	$78,701
Average Notional Balance Short	72,219
Ending Notional Balance Long	117,999
Ending Notional Balance Short	9,127

Futures Contracts — Interest Rate:
Average Notional Balance Long	184,269
Average Notional Balance Short	74,530
Ending Notional Balance Long	84,960
Ending Notional Balance Short	60,170

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

I. Forward Foreign Currency Exchange Contracts — The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of the investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of the foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended June 30, 2020 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	402,170
Average Settlement Value Sold	235,743
Ending Settlement Value Purchased	393,064
Ending Settlement Value Sold	175,518

66	J.P. MORGAN FUNDS	JUNE 30, 2020

J. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2020 by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,527	$—	$2,527
Foreign exchange contracts	Receivables	—	2,315	2,315
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	344	—	344

Total		$2,871	$2,315	$5,186

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(651)	$—	$(651)
Foreign exchange contracts	Payables	—	(3,257)	(3,257)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(461)	—	(461)

Total		$(1,112)	$(3,257)	$(4,369)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2020 by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$(2,708)	$—	$(2,708)
Foreign exchange contracts	—	(96)	(96)
Interest rate contracts	12,980	—	12,980

Total	$10,272	$(96)	$10,176

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,776	$—	$1,776
Foreign exchange contracts	—	(839)	(839)
Interest rate contracts	(3,254)	—	(3,254)

Total	$(1,478)	$(839)	$(2,317)

The Fund’s derivatives contracts held at June 30, 2020 are not accounted for as hedging instruments under GAAP.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income from non-affiliates on the Statement of Operations.

JUNE 30, 2020	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

L. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific. The amount of the transfer agency fees charged to each share class of the Fund for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R6	Total
Transfer agency fees	$60	$3	$5	$3	$5	$76

The Fund invested in Underlying Funds and, as a result, bear a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

M. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

N. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

O. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$210	$(329)	$119

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

P. Recent Accounting Pronouncement — In March 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities, which shortens the amortization period for certain callable debt securities held at a premium. Specifically, it required the premium to be amortized to the earliest call date. The Fund has adopted and applied ASU 2017-08 on a modified retrospective basis through a cumulative-effect adjustment as of the beginning of the period of adoption. As a result of the adoption of ASU 2017-08, as of July 1, 2019, the amortized cost basis of investments was reduced by approximately $210,000 and unrealized appreciation of investments was increased by approximately $210,000. The adoption of ASU 2017-08 had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

68	J.P. MORGAN FUNDS	JUNE 30, 2020

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of the Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.48% of the Fund’s average daily net assets. Prior to November 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Fund’s average daily net assets, plus 0.050% of the Fund’s average daily net assets between $10 billion and $20 billion, plus 0.025% of the Fund’s average daily net assets between $20 billion and $25 billion, plus 0.01% of the Fund’s average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective annualized rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class L and Class R6 Shares of the Fund do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For year ended June 30, 2020, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$5	$—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class L
0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as

JUNE 30, 2020	J.P. MORGAN FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A		Class C		Class I		Class L	Class R6
0.96	%(1)	1.46	%(1)	0.71	%(1)	0.65%	0.58%

(1)	Prior to August 1, 2019, the contractual expense limitations were 1.08%, 1.58% and 0.83% for Class A, Class C and Class I Shares, respectively.

To the extent that the Fund invests in an affiliated Underlying Fund, then the fee limitation amount will include, as applicable, (i) an amount sufficient to offset the respective net advisory, net administration and net shareholder servicing fees of that affiliated fund, or (ii) the management fee paid to the adviser pursuant to the Underlying Fund’s management agreement.

The expense limitation agreements are in place until at least October 31, 2020.

For the year ended June 30, 2020, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$1,074	$114	$332	$1,520

Additionally, the Fund may invest in Underlying Funds advised by the Adviser. The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated Underlying Fund on the Fund’s investment in such affiliated Underlying Fund. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

The amount of waivers resulting from investments in these affiliated Underlying Funds for the year ended June 30, 2020, was approximately $49,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Fund pursuant to Rule 38a-1 under the 1940 Act. The Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2020, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$714,425	$938,337	$77,299	$76,607

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$797,178	$145,361	$38,787	$106,574

70	J.P. MORGAN FUNDS	JUNE 30, 2020

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts, mark to market of forward foreign currency contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$22,604	$69,275	$91,879

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$34,134	$77,316	$111,450

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$1,787	$38,037	$87,284

The cumulative timing differences primarily consist of post-October capital loss deferrals, mark to market of futures contracts, mark to market of forward foreign currency contracts, specified late year ordinary loss deferrals, wash sale loss deferrals and straddle loss deferrals.

As of June 30, 2020, the Fund did not have any net capital loss carryforwards

Net capital losses and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2020, the Fund deferred to July 1, 2020 the following net capital losses and specified ordinary losses of (amounts in thousands):

Net Capital Losses		Specified
Short-Term	Long-Term	Ordinary Losses
$2,817	$—	$1,091

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Fund had no borrowings outstanding from another fund during the year ended June 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Fund had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests

JUNE 30, 2020	J.P. MORGAN FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Fund did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

As of June 30, 2020, the Fund had one individual shareholder and/or affiliated omnibus account and two individual shareholder and/or non-affiliated omnibus accounts which owned 16.1% and 37.9% of the Fund’s outstanding shares, respectively.

Significant shareholder transactions by these shareholders may impact the Fund’s performance and liquidity.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. During periods when interest rates are low or there are negative interest rates, the Fund’s yield (and total return) also may be low or the Fund may be unable to maintain positive returns. The ability of the issuers of debt to meet their obligations may be affected by economic and political developments in a specific industry or region. The value of a Fund’s investment may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

72	J.P. MORGAN FUNDS	JUNE 30, 2020

The Fund invests in preferred securities. These securities are typically issued by corporations, generally in the form of interest bearing notes with preferred security characteristics and may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of the Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of the Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Fund is subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could also have a significant negative impact on the Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On August 11, 2020, the contractual expense limitations for Class A, Class C, Class I, Class L and Class R6 Shares were extended until at least October 31, 2021.

JUNE 30, 2020	J.P. MORGAN FUNDS	73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of JPMorgan Diversified Fund (one of the funds constituting JPMorgan Trust I, referred to hereafter as the “Fund”) as of June 30, 2020, the related statement of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

74	J.P. MORGAN FUNDS	JUNE 30, 2020

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

JUNE 30, 2020	J.P. MORGAN FUNDS	75

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

76	J.P. MORGAN FUNDS	JUNE 30, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Fund’s independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Fund’s financial statements and do not provide other services to the Fund. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2020	J.P. MORGAN FUNDS	77

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

78	J.P. MORGAN FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Diversified Fund
Class A
Actual	$1,000.00	$969.80	$4.55	0.93%
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class C
Actual	1,000.00	967.50	7.00	1.43
Hypothetical	1,000.00	1,017.75	7.17	1.43
Class I
Actual	1,000.00	971.30	3.33	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68
Class L
Actual	1,000.00	971.50	3.04	0.62
Hypothetical	1,000.00	1,021.78	3.12	0.62
Class R6
Actual	1,000.00	971.90	2.70	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2020	J.P. MORGAN FUNDS	79

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

The Fund has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review the Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to the Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review the Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether the Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for the Fund (and, for J.P. Morgan Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether the Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether the Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage the Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to the Fund during the Program Reporting Period.

80	J.P. MORGAN FUNDS	JUNE 30, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

The Fund had 26.55% or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020.

Long Term Capital Gain

The Fund distributed approximately $69,275,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020.

Qualified Dividend Income (QDI)

The Fund had approximately $10,908,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020.

JUNE 30, 2020	J.P. MORGAN FUNDS	81

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-DIV-620

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2020

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 – the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of the 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.12%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$85,054

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s overweight position and security selection in the financials sector and its security selection in the real estate sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the health care sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Loews Inc., Delta Air Lines Inc. and Capital One Financial Corp. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020. Shares of Delta Air Lines, a passenger airline, fell as global air travel was restricted in response to the COVID-19 pandemic. Shares of Capital One Financial, a credit card and financial services company, fell after the company reported a loss and lower-than-expected revenue for the first quarter of 2020.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Tesla, Inc. and its overweight positions in DexCom Inc. and Microsoft Corp. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for several consecutive quarters. Shares of Microsoft, an information technology company, rose amid general investor demand for large cap technology stocks during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.7%
2.	Amazon.com, Inc.	5.8
3.	Apple, Inc	4.7
4.	Loews Corp.	3.8
5.	Berkshire Hathaway, Inc., Class B	3.5
6.	UnitedHealth Group, Inc.	3.5
7.	Home Depot, Inc. (The)	3.5
8.	Alphabet, Inc., Class C	3.5
9.	Bank of America Corp.	3.3
10.	Mastercard, Inc., Class A	2.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.7%
Financials	19.4
Consumer Discretionary	15.4
Health Care	12.3
Materials	5.5
Communication Services	5.0
Real Estate	4.0
Energy	3.1
Industrials	3.0
Utilities	2.1
Consumer Staples	1.7
Short-Term Investments	3.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		0.31%	9.00%	11.39%
Without Sales Charge		5.87	10.18	12.06
CLASS C SHARES	July 29, 2011
With CDSC**		4.30	9.63	11.50
Without CDSC		5.30	9.63	11.50
CLASS I SHARES	July 29, 2011	6.12	10.46	12.34
CLASS R6 SHARES	October 1, 2018	6.39	10.56	12.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from July 29, 2011 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(6.06)%
Russell 1000 Value Index	(8.84)%

Net Assets as of 6/30/2020 (In Thousands)	$29,554,937

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology and energy sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the real estate and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Apple Inc. and Microsoft Corp. and its overweight position in BlackRock Inc. Shares of Apple and Microsoft, both of which are information technology companies, rose amid general investor demand for large cap technology stocks during the reporting period. Shares of BlackRock, a financial services provider, rose after the company reported better-than-expected revenue for the first quarter of 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Discover Financial Services, Simon Property Group Inc. and Prudential Financial Inc. Shares of Discover Financial Services, a banking and credit card company, fell amid a sharp decline in consumer spending in response to the COVID-19 pandemic. Shares of Simon Property Group, a real estate investment trust operating in the retail property sector, fell as retail businesses closed in response to the COVID-19 pandemic. Shares of Prudential Financial, a financial services provider, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	2.5%
2.	Bristol-Myers Squibb Co	2.5
3.	Johnson & Johnson	2.4
4.	Comcast Corp., Class A	2.4
5.	Microsoft Corp.	2.4
6.	BlackRock, Inc.	2.3
7.	Texas Instruments, Inc.	2.2
8.	CME Group, Inc.	2.2
9.	Home Depot, Inc. (The)	2.1
10.	UnitedHealth Group, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	22.6%
Health Care	15.0
Industrials	12.6
Information Technology	11.9
Consumer Staples	9.6
Consumer Discretionary	6.1
Utilities	5.5
Communication Services	4.3
Energy	4.0
Materials	2.8
Real Estate	2.6
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(11.28)%	5.31%	11.01%
Without Sales Charge		(6.36)	6.45	11.60
CLASS C SHARES	November 4, 1997
With CDSC**		(7.83)	5.93	11.05
Without CDSC		(6.83)	5.93	11.05
CLASS I SHARES	July 2, 1987	(6.06)	6.73	11.88
CLASS R2 SHARES	February 28, 2011	(6.57)	6.18	11.32
CLASS R3 SHARES	September 9, 2016	(6.29)	6.46	11.61
CLASS R4 SHARES	September 9, 2016	(6.07)	6.73	11.88
CLASS R5 SHARES	February 28, 2011	(5.98)	6.91	12.07
CLASS R6 SHARES	January 31, 2012	(5.83)	7.00	12.14

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R4, and Class R5 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(3.50)%
S&P 500 Index	7.51%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.63%

Net Assets as of 6/30/2020 (In Thousands)	$191,730

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed both the S&P 500 Index (the “Benchmark”) and the ICE BofAML 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2020. The Fund’s underweight position and security selection in the information technology sector and its overweight position in the utilities sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection and underweight position in the energy sector and its security selection in the health care sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight positions in Apple Inc. and Amazon.com Inc. and its overweight position in Automatic Data Processing Inc. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades. Shares of Amazon.com, a provider of online retail products and services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic, as well as investor demand for large cap technology sector stocks. Shares of Automatic Data Processing, a provider of payroll and other business services, fell amid significant disruption in the U.S. labor market in response to the COVID-19 pandemic.

Leading individual contributors to the Fund’s performance included its overweight position in Eli Lilly Inc. and its underweight positions in Cisco Systems Inc. and Boeing Co. Shares of Eli Lilly, a pharmaceutical manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020. Shares of Cisco Systems, a provider of internet networking products and services that was not held in the Fund, fell in the first half of the reporting period following two consecutive quarters of weaker-than-expected revenue growth. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Barclays Bank plc, ELN, 68.00%, 7/17/2020, (linked to S&P 500 Index)	4.0%
2.	BNP Paribas, ELN, 72.67%, 7/31/2020, (linked to S&P 500 Index)	3.4
3.	BMO Capital Markets Corp., ELN, 70.97%, 7/10/2020, (linked to S&P 500 Index)	3.0
4.	Toronto-Dominion Bank (The), ELN, 78.20%, 8/7/2020, (linked to S&P 500 Index)	2.7
5.	Royal Bank of Canada, ELN, 81.10%, 7/24/2020, (linked to S&P 500 Index)	2.4
6.	Amazon.com, Inc.	1.5
7.	Microsoft Corp.	1.5
8.	Accenture plc, Class A	1.5
9.	AbbVie, Inc.	1.4
10.	Eli Lilly and Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Equity-Linked Notes	15.5%
Information Technology	12.5
Health Care	11.6
Consumer Staples	11.5
Financials	9.3
Industrials	8.6
Utilities	7.5
Consumer Discretionary	7.1
Communication Services	6.9
Materials	2.6
Real Estate	2.2
Exchange-Traded Fund	1.0
Energy	0.7
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge*		(8.84)%	(1.83)%
Without Sales Charge		(3.77)	1.10
CLASS C SHARES	August 31, 2018
With CDSC**		(5.26)	0.55
Without CDSC		(4.26)	0.55
CLASS I SHARES	August 31, 2018	(3.50)	1.32
CLASS R5 SHARES	August 31, 2018	(3.35)	1.48
CLASS R6 SHARES	August 31, 2018	(3.33)	1.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from August 31, 2018 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(5.10)%
Russell 1000 Value Index	(8.84)%

Net Assets as of 6/30/2020 (In Thousands)	$726,854

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and to earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and real estate and sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Apple Inc. and Microsoft Corp. and its overweight position in BlackRock Inc. Shares of Apple and Microsoft, both of which are information technology companies, rose amid general investor demand for large cap technology stocks during the reporting period. Shares of BlackRock, a financial services provider, rose after the company reported better-than-expected revenue for the first quarter of 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Discover Financial Services, Ventas Inc. and Simon Property Group Inc. Shares of Discover Financial Services, a banking and credit card company, fell amid a sharp decline in consumer spending in response to the COVID-19 pandemic. Shares of Ventas, a real estate investment trust operating in the senior housing and health care sector, fell amid investor concerns about the impact of the COVID-19 pandemic on the company’s line of business. Shares of Simon Property Group, a real estate investment trust operating in the retail sector, fell as consumers moved to online shopping in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.1%
2.	Bank of America Corp.	2.6
3.	BlackRock, Inc.	2.4
4.	Morgan Stanley	2.4
5.	Bristol-Myers Squibb Co.	2.3
6.	Johnson & Johnson	2.1
7.	Home Depot, Inc. (The)	2.0
8.	Texas Instruments, Inc.	2.0
9.	Alphabet, Inc., Class C	2.0
10.	Berkshire Hathaway, Inc., Class B	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	24.6%
Health Care	15.6
Industrials	12.5
Information Technology	11.2
Consumer Discretionary	8.3
Communication Services	6.2
Consumer Staples	5.9
Energy	4.6
Utilities	4.4
Materials	1.8
Real Estate	1.4
Short-Term Investments	3.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		(10.08)%	4.78%	10.80%
Without Sales Charge		(5.10)	5.91	11.40
CLASS C SHARES	January 2, 1998
With CDSC**		(6.57)	5.39	10.84
Without CDSC		(5.57)	5.39	10.84
CLASS I SHARES	January 25, 1996	(4.85)	6.18	11.69
CLASS R2 SHARES	November 2, 2015	(5.32)	5.67	11.28
CLASS R3 SHARES	July 31, 2017	(5.10)	5.92	11.41
CLASS R4 SHARES	July 31, 2017	(4.88)	6.18	11.69
CLASS R5 SHARES	November 2, 2015	(4.72)	6.35	11.78
CLASS R6 SHARES	November 2, 2015	(4.62)	6.43	11.82

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund and the Russell 1000 Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	9.30%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$8,741,592

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s options hedge allowed the Fund to generally perform as designed, delivering returns with less volatility than the Benchmark during the reporting period. The Fund captured 120% of the Benchmark’s total return with about 50% of the Benchmark’s volatility during the twelve month reporting period.

The Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the insurance and basic materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in PayPal Inc. and its underweight positions in Disney Co. and Boeing Co. Shares of PayPal, a provider of digital payment services, rose amid investor expectations the company’s businesses would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Disney, a media and entertainment provider, fell as the company closed its resorts and withheld the release of new films in response to the COVID-19 pandemic. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic.

Leading individual detractors from relative performance included the Fund’s overweight positions in Discovery Inc., Automatic Data Processing Inc. and Analog Devices Inc.

Shares of Discovery, a media company, fell after the company reported lower-than-expected earnings for the first quarter of 2020. Shares of Automatic Data Processing, a provider of payroll and other business services, fell amid significant disruption in the U.S. labor market in response to the COVID-19 pandemic. Shares of Analog Devices, an integrated circuits manufacturer, fell after the company withdrew its earnings forecast amid uncertainty about the impact of the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.5%
2.	Apple, Inc.	5.9
3.	Amazon.com, Inc.	4.6
4.	S&P 500 Index 9/30/2020 at USD 2,930.00, European Style	3.3
5.	Facebook, Inc., Class A	1.9
6.	Mastercard, Inc., Class A	1.7
7.	Alphabet, Inc., Class A	1.7
8.	Alphabet, Inc., Class C	1.5
9.	Procter & Gamble Co. (The)	1.4
10.	Berkshire Hathaway, Inc., Class B	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	25.8%
Health Care	13.4
Consumer Discretionary	10.9
Communication Services	10.1
Financials	9.5
Industrials	7.1
Consumer Staples	5.6
Put Options Purchased	3.3
Utilities	2.8
Energy	2.6
Materials	2.2
Real Estate	1.7
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		3.31%	5.71%	6.13%
Without Sales Charge		9.03	6.85	7.01
CLASS C SHARES	December 13, 2013
With CDSC**		7.44	6.32	6.47
Without CDSC		8.44	6.32	6.47
CLASS I SHARES	December 13, 2013	9.30	7.13	7.27
CLASS R5 SHARES	December 13, 2013	9.44	7.31	7.47
CLASS R6 SHARES	December 13, 2013	9.60	7.39	7.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index from December 13, 2013 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month U.S. Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	30.40%
Russell 1000 Growth Index	23.28%

Net Assets as of 6/30/2020 (In Thousands)	$23,265,166

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the health care sectors were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrials sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla, Inc., DexCom Inc. and its out-of-Benchmark position in Shopify Inc. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for several consecutive quarters and the company was included in the S&P 500 Index in May 2020. Shares of Shopify, an electronic commerce platform provider not held in the Benchmark, rose after the company reported better-than-expected earnings for the first quarter of 2020 and formed a sales partnership with Walmart Inc.

Leading individual detractors from relative performance included the Fund’s underweight positions in Apple Inc. and Amazon.com Inc., and its underweight position in Exact Sciences Inc. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades. Shares of Amazon.com, a provider of online retail products and services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic, as well as investor demand for large cap technology sector stocks. Shares of Exact Sciences, a medical diagnostics provider, fell after the company reported lower-than-expected sales of its colon cancer screening test.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.6%
2.	Microsoft Corp.	5.7
3.	Tesla, Inc.	5.4
4.	Amazon.com, Inc.	5.0
5.	Alphabet, Inc., Class C	3.2
6.	PayPal Holdings, Inc.	2.7
7.	Facebook, Inc., Class A	2.5
8.	NVIDIA Corp.	2.5
9.	Mastercard, Inc., Class A	2.3
10.	DexCom, Inc.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.6%
Consumer Discretionary	21.0
Health Care	13.8
Communication Services	8.6
Financials	5.3
Industrials	4.5
Materials	2.0
Consumer Staples	1.6
Real Estate	1.0
Energy	0.3
Short-Term Investments	9.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		23.26%	16.51%	17.68%
Without Sales Charge		30.09	17.77	18.31
CLASS C SHARES	November 4, 1997
With CDSC**		28.42	17.18	17.71
Without CDSC		29.42	17.18	17.71
CLASS I SHARES	February 28, 1992	30.40	18.01	18.53
CLASS R2 SHARES	November 3, 2008	29.76	17.46	18.01
CLASS R3 SHARES	September 9, 2016	30.09	17.73	18.29
CLASS R4 SHARES	September 9, 2016	30.40	18.01	18.53
CLASS R5 SHARES	April 14, 2009	30.59	18.21	18.76
CLASS R6 SHARES	November 30, 2010	30.75	18.33	18.85

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from June 30, 2010 to June 30, 2020. The performance of the

Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)*	(8.35)%
Russell 1000 Value Index	(8.84)%

Net Assets as of 6/30/2020 (In Thousands)	$1,259,997

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the retail sector and its security selection and overweight position in the basic materials sector were leading contributors to performance relative to the Benchmark, while the Fund’s overweight position and security selection in the consumer cyclical and real estate investment trusts sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Morgan Stanley and FMC Corp. and its out-of-Benchmark position in Lowe’s Cos. Shares of Morgan Stanley, a financial services provider, rose amid investor expectations that it would maintain dividend payments to shareholders. Shares of FMC, a diversified chemicals manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2020 and raised its forecast for 2020. Shares of Lowe’s, a retailer of home improvement products, rose amid increased consumer spending on home improvement during at-home quarantines.

Leading individual detractors from relative performance included the Fund’s overweight positions in Wells Fargo & Co., Norwegian Cruise Line Holdings Ltd. and Ventas Inc. Shares of Wells Fargo, a banking and financial services company, fell amid investor expectations that it would cut its dividends and report lower-than-expected earnings in 2020. Shares of Norwegian Cruise Lines Holdings, an operator of cruise ships, fell as its business shut down in response to the COVID-19 pandemic. Shares of Ventas, a real estate investment trust operating in the senior housing and health care sector, fell amid investor concerns about the impact of the COVID-19 pandemic on the company’s line of business.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Comcast Corp., Class A	3.8%
2.	FMC Corp.	3.8
3.	Citigroup, Inc.	3.2
4.	Wells Fargo & Co.	2.9
5.	Bank of America Corp.	2.7
6.	Morgan Stanley	2.7
7.	ON Semiconductor Corp.	2.5
8.	General Motors Co.	2.5
9.	Lamb Weston Holdings, Inc.	2.4
10.	Bristol-Myers Squibb Co.	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	17.5%
Health Care	13.6
Industrials	12.5
Consumer Discretionary	10.7
Materials	9.9
Real Estate	7.1
Energy	6.3
Information Technology	5.8
Consumer Staples	5.7
Communication Services	4.9
Utilities	0.5
Short-Term Investments	5.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		(13.45)%	3.14%	9.43%
Without Sales Charge		(8.66)	4.25	10.02
CLASS C SHARES	March 22, 1999
With CDSC**		(10.04)	3.73	9.47
Without CDSC		(9.04)	3.73	9.47
CLASS I SHARES	March 1, 1991	(8.35)	4.48	10.22
CLASS R2 SHARES	November 3, 2008	(8.83)	3.98	9.75
CLASS R3 SHARES	October 1, 2018	(8.59)	4.26	10.03
CLASS R4 SHARES	October 1, 2018	(8.34)	4.48	10.22
CLASS R5 SHARES	May 15, 2006	(8.26)	4.64	10.43
CLASS R6 SHARES	November 30, 2010	(8.14)	4.73	10.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the per- formance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000

Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	13.03%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$14,938,762

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the industrial cyclical sector and its security selection and overweight position in the media sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the retail and consumer cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Prologis Inc. and Charter Communications Inc. and its underweight position in Cisco Systems Inc. Shares of Prologis, a real estate investment trust operating in the warehousing and logistics sector, rose amid increase demand for inventory storage and after the company reported better-than-expected earnings for the first quarter of 2020. Shares of Charter Communications, a provider of broadband communications, rose on the consumer trend toward non-cable TV content, which accelerated with at-home quarantines in response to the COVID-19. Shares of Cisco Systems, a provider of internet networking products and services that was not held in the Fund, fell in the first half of the reporting period following two consecutive quarters of weaker-than-expected revenue growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Royal Caribbean Cruises Ltd., Boston Scientific Corp. and Analog Devices Inc. Shares of Royal Caribbean Cruises, a cruise ship operator, fell as its business shut down in response to the COVID-19 pandemic. Shares of Boston Scientific, a medical devices manufacturer, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2020. Shares of Analog Devices, a manufacturer of integrated circuits, fell after the company reported lower-than-expected earnings and revenue for its fiscal fourth quarter of 2019.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	7.5%
2.	Amazon.com, Inc.	5.9
3.	Alphabet, Inc., Class A	4.6
4.	Apple, Inc.	4.4
5.	Mastercard, Inc., Class A	4.3
6.	Verizon Communications, Inc.	2.8
7.	Prologis, Inc.	2.7
8.	AbbVie, Inc.	2.7
9.	Norfolk Southern Corp.	2.5
10.	Eaton Corp. plc	2.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	31.3%
Health Care	15.1
Consumer Discretionary	11.9
Communication Services	11.5
Financials	8.1
Industrials	8.0
Utilities	3.7
Consumer Staples	3.6
Real Estate	2.7
Materials	2.4
Energy	1.3
Short-Term Investments	0.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		6.67%	9.33%	13.28%
Without Sales Charge		12.59	10.52	13.90
CLASS C SHARES	September 10, 2001
With CDSC**		11.01	9.96	13.32
Without CDSC		12.01	9.96	13.32
CLASS I SHARES	September 10, 2001	12.82	10.74	14.11
CLASS L SHARES	September 17, 1993	13.03	10.91	14.28
CLASS R2 SHARES	November 3, 2008	12.29	10.22	13.60
CLASS R3 SHARES	September 9, 2016	12.57	10.49	13.88
CLASS R4 SHARES	September 9, 2016	12.84	10.74	14.11
CLASS R5 SHARES	May 15, 2006	13.04	10.94	14.33
CLASS R6 SHARES	November 30, 2010	13.13	11.02	14.41

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from

June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	11.93%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$3,050,306

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the media sector and the semiconductors & hardware sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer stable and basic materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in PayPal Inc. and its underweight positions in Cisco Systems Inc. and Disney Co. Shares of PayPal, a provider of digital payment services, rose amid investor expectations the company’s businesses would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Cisco Systems, a provider of internet networking products and services that was not held in the Fund, fell in the first half of the reporting period following two consecutive quarters of weaker-than-expected revenue growth. Shares of Disney, a media and entertainment provider, fell as the company closed its resorts and withheld the release of new films in response to the COVID-19 pandemic.

Leading individual detractors from relative performance included the Fund’s overweight position in DuPont Inc. and Diamondback Energy Inc. and its underweight position in Apple

Inc. Shares of DuPont, a chemicals and materials manufacturer, fell after the company reported a decline in profit and sales for the third and fourth quarters of 2019 and forecast lower-than-expected results for 2020. Shares of Diamondback Energy, a petroleum and natural gas producer operating in U.S. shale formations, fell as global oil prices fell sharply in the second half of the reporting period. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 129% to 29%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Microsoft Corp.	5.8%
2.	Amazon.com, Inc.	4.8
3.	Apple, Inc.	4.8
4.	PayPal Holdings, Inc.	2.2
5.	Mastercard, Inc., Class A	2.0
6.	Alphabet, Inc., Class A	2.0
7.	AbbVie, Inc.	1.6
8.	Procter & Gamble Co. (The)	1.4
9.	NextEra Energy, Inc.	1.4
10.	ASML Holding NV (Registered), NYRS (Netherlands)	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Cisco Systems, Inc.	2.7%
2.	Clorox Co. (The)	2.5
3.	Spotify Technology SA	2.5
4.	Juniper Networks, Inc.	1.8
5.	Walt Disney Co. (The)	1.8
6.	NetApp, Inc.	1.8
7.	Gilead Sciences, Inc.	1.7
8.	Kroger Co. (The)	1.7
9.	Western Union Co. (The)	1.6
10.	3M Co.	1.6

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	29.8%
Health Care	13.4
Consumer Discretionary	12.6
Communication Services	9.3
Industrials	9.2
Financials	7.1
Consumer Staples	4.5
Real Estate	3.5
Energy	3.4
Materials	3.3
Utilities	3.0
Short-Term Investments	0.9

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	16.0%
Industrials	15.8
Communication Services	11.9
Health Care	10.3
Energy	8.7
Financials	8.5
Real Estate	7.6
Consumer Staples	6.9
Materials	5.8
Consumer Discretionary	4.6
Utilities	3.9

*	Percentages indicated are based on total long investments as of June 30, 2020 The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge*		5.82%	8.24%	12.65%
Without Sales Charge		11.66	9.41	13.27
CLASS C SHARES	November 1, 2005
With CDSC**		10.11	8.87	12.70
Without CDSC		11.11	8.87	12.70
CLASS I SHARES	November 1, 2005	11.93	9.69	13.55
CLASS R2 SHARES	November 3, 2008	11.32	9.09	12.95
CLASS R5 SHARES	May 15, 2006	12.04	9.82	13.74
CLASS R6 SHARES	November 1, 2017	12.10	9.88	13.76

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	9.32%
S&P 500 Index	7.51%

Net Assets as of 6/30/2020 (In Thousands)	$4,364,764

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Benchmark for the twelve months ended June 30, 2020. The Fund’s security selection in the technology and pharmaceutical/medical technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the insurance and basic materials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight position in PayPal Holdings Inc. and its underweight positions in Disney Co. and Boeing Co. Shares of PayPal, a provider of digital payment services, rose amid investor expectations the company’s businesses would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Disney, a media and entertainment provider, fell as the company closed its resorts and withheld the release of new films in response to the COVID-19 pandemic. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic

Leading individual detractors from relative performance included the Fund’s overweight positions in Discovery Inc., Automatic Data Processing Inc. and Analog Devices Inc. Shares of Discovery, a media company, fell after the company reported lower-than-expected earnings for the first quarter of 2020. Shares of Automatic Data Processing, a provider of payroll and other business services, fell amid significant disruption in the U.S. labor market in response to the COVID-19 pandemic. Shares of Analog Devices, an integrated circuits manufacturer, fell after the company withdrew its earnings forecast amid uncertainty about the impact of the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	6.9%
2.	Apple, Inc.	6.3
3.	Amazon.com, Inc.	4.9
4.	Facebook, Inc., Class A	2.1
5.	Mastercard, Inc., Class A	1.8
6.	Alphabet, Inc., Class A	1.8
7.	Alphabet, Inc., Class C	1.6
8.	Procter & Gamble Co. (The)	1.5
9.	Berkshire Hathaway, Inc., Class	1.5
10.	PayPal Holdings, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.4%
Health Care	14.2
Consumer Discretionary	11.6
Communication Services	10.8
Financials	10.1
Industrials	7.5
Consumer Staples	5.9
Utilities	2.9
Energy	2.8
Materials	2.4
Real Estate	1.9
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020 The Fund’s portfolio composition is subject to change.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		3.34%	7.68%	12.72%
Without Sales Charge		9.08	8.85	13.33
CLASS I SHARES	September 10, 2001	9.38	9.13	13.61
CLASS L SHARES	January 3, 1997	9.32	9.15	13.71
CLASS R6 SHARES	March 24, 2003	9.47	9.27	13.83

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.3%

Airlines — 1.3%

Southwest Airlines Co.	32	1,084

Automobiles — 2.6%

Tesla, Inc. *	2	2,170

Banks — 3.3%

Bank of America Corp.	119	2,829

Biotechnology — 6.2%

AbbVie, Inc.	22	2,124

Amgen, Inc.	9	2,170

Regeneron Pharmaceuticals, Inc. *	2	998

		5,292

Capital Markets — 6.3%

Charles Schwab Corp. (The)	62	2,087

S&P Global, Inc.	4	1,347

T. Rowe Price Group, Inc.	16	1,940

		5,374

Construction Materials — 2.7%

Martin Marietta Materials, Inc.	11	2,306

Consumer Finance — 2.4%

Capital One Financial Corp.	33	2,073

Containers & Packaging — 2.8%

Ball Corp.	12	818

Packaging Corp. of America	15	1,527

		2,345

Diversified Financial Services — 3.5%

Berkshire Hathaway, Inc., Class B *	17	3,015

Electric Utilities — 2.1%

Xcel Energy, Inc.	29	1,815

Electronic Equipment, Instruments & Components — 1.2%

Zebra Technologies Corp., Class A *	4	1,007

Equity Real Estate Investment Trusts (REITs) — 4.0%

Federal Realty Investment Trust	19	1,594

Public Storage	9	1,770

		3,364

Food & Staples Retailing — 1.7%

Walgreens Boots Alliance, Inc.	35	1,477

Health Care Equipment & Supplies — 2.5%

DexCom, Inc. *	2	885

Intuitive Surgical, Inc. *	2	1,256

		2,141

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 3.5%

UnitedHealth Group, Inc.	10	3,012

Insurance — 3.8%

Loews Corp.	95	3,262

Interactive Media & Services — 3.5%

Alphabet, Inc., Class C *	2	2,950

Internet & Direct Marketing Retail — 7.5%

Amazon.com, Inc. *	2	4,919

Booking Holdings, Inc. *	1	1,438

		6,357

IT Services — 6.5%

Global Payments, Inc.	7	1,247

Mastercard, Inc., Class A	8	2,457

PayPal Holdings, Inc. *	10	1,797

		5,501

Machinery — 1.7%

Stanley Black & Decker, Inc.	11	1,488

Media — 1.6%

DISH Network Corp., Class A *	39	1,341

Oil, Gas & Consumable Fuels — 3.1%

Kinder Morgan, Inc.	96	1,451

Marathon Petroleum Corp.	31	1,145

		2,596

Semiconductors & Semiconductor Equipment — 3.7%

Advanced Micro Devices, Inc. *	26	1,390

QUALCOMM, Inc.	20	1,790

		3,180

Software — 8.7%

Microsoft Corp.	28	5,701

Synopsys, Inc. *	8	1,621

		7,322

Specialty Retail — 5.4%

AutoZone, Inc. *	1	1,594

Home Depot, Inc. (The)	12	2,983

		4,577

Technology Hardware, Storage & Peripherals — 4.7%

Apple, Inc.	11	4,011

Total Common Stocks (Cost $58,592)		81,889

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.8%

Investment Companies — 3.8%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $3,215)	3,213	3,216

Total Investments — 100.1% (Cost $61,807)		85,105
Liabilities in Excess of Other Assets — (0.1)%		(51)

NET ASSETS — 100.0%		85,054

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Aerospace & Defense — 3.0%

General Dynamics Corp.	3,265	488,023

Raytheon Technologies Corp.	6,440	396,848

		884,871

Banks — 6.6%

Bank of America Corp.	31,161	740,063

Cullen/Frost Bankers, Inc.	1,134	84,705

M&T Bank Corp.	484	50,278

PNC Financial Services Group, Inc. (The)	5,201	547,221

Truist Financial Corp.	7,301	274,163

US Bancorp	7,069	260,268

		1,956,698

Beverages — 2.0%

Coca-Cola Co. (The)	4,068	181,764

PepsiCo, Inc.	3,020	399,457

		581,221

Biotechnology — 0.6%

Amgen, Inc.	748	176,428

Building Products — 0.4%

Trane Technologies plc	1,388	123,510

Capital Markets — 7.8%

BlackRock, Inc.	1,240	674,539

Charles Schwab Corp. (The)	3,157	106,513

CME Group, Inc.	3,948	641,660

Morgan Stanley	10,549	509,503

Northern Trust Corp.	1,794	142,354

T. Rowe Price Group, Inc.	2,186	270,032

		2,344,601

Chemicals — 2.8%

Air Products and Chemicals, Inc.	1,930	465,921

PPG Industries, Inc.	3,503	371,545

		837,466

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	2,904	238,296

Consumer Finance — 1.8%

American Express Co.	3,629	345,472

Capital One Financial Corp.	2,827	176,927

		522,399

Diversified Telecommunication Services — 1.9%

Verizon Communications, Inc.	9,945	548,282

Electric Utilities — 3.7%

Entergy Corp.	1,824	171,113

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

NextEra Energy, Inc.	2,249	540,038

Xcel Energy, Inc.	5,973	373,301

		1,084,452

Electrical Equipment — 1.2%

Eaton Corp. plc	4,154	363,355

Equity Real Estate Investment Trusts (REITs) — 2.6%

Alexandria Real Estate Equities, Inc.	734	119,026

AvalonBay Communities, Inc.	1,335	206,473

Boston Properties, Inc.	1,006	90,881

Prologis, Inc.	659	61,544

Realty Income Corp.	931	55,400

Simon Property Group, Inc.	420	28,695

Ventas, Inc.	2,578	94,394

Vornado Realty Trust	3,013	115,113

		771,526

Food & Staples Retailing — 1.8%

Sysco Corp.	2,349	128,371

Walmart, Inc.	3,365	403,035

		531,406

Food Products — 1.6%

Mondelez International, Inc., Class A	9,246	472,756

Health Care Equipment & Supplies — 3.2%

Abbott Laboratories	710	64,919

Becton Dickinson and Co.	1,394	333,589

Medtronic plc	5,820	533,681

		932,189

Health Care Providers & Services — 3.5%

AmerisourceBergen Corp.	2,181	219,770

CVS Health Corp.	3,747	243,438

UnitedHealth Group, Inc.	1,930	569,373

		1,032,581

Hotels, Restaurants & Leisure — 1.8%

McDonald’s Corp.	2,486	458,635

Starbucks Corp.	1,058	77,856

		536,491

Household Products — 1.7%

Procter & Gamble Co. (The)	4,268	510,348

Industrial Conglomerates — 0.6%

Honeywell International, Inc.	1,218	176,109

Insurance — 6.3%

Arthur J Gallagher & Co.	2,934	286,021

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Chubb Ltd.	1,881	238,229

Hartford Financial Services Group, Inc. (The)	5,701	219,758

Marsh & McLennan Cos., Inc.	2,236	240,081

MetLife, Inc.	6,797	248,235

Progressive Corp. (The)	3,506	280,904

Prudential Financial, Inc.	2,780	169,278

Travelers Cos., Inc. (The)	1,479	168,625

		1,851,131

IT Services — 3.8%

Accenture plc, Class A	988	212,127

Automatic Data Processing, Inc.	1,864	277,577

Fidelity National Information Services, Inc.	3,007	403,271

International Business Machines Corp.	1,926	232,573

		1,125,548

Leisure Products — 0.8%

Hasbro, Inc.	3,021	226,411

Machinery — 5.4%

Deere & Co.	2,123	333,668

Dover Corp.	5,119	494,326

Illinois Tool Works, Inc.	772	135,067

Otis Worldwide Corp.	1,492	84,828

Parker-Hannifin Corp.	2,178	399,138

Stanley Black & Decker, Inc.	1,097	152,918

		1,599,945

Media — 2.4%

Comcast Corp., Class A	18,311	713,777

Multi-Utilities — 1.8%

CMS Energy Corp.	5,011	292,756

DTE Energy Co.	585	62,927

Public Service Enterprise Group, Inc.	3,703	182,048

		537,731

Oil, Gas & Consumable Fuels — 4.0%

Chevron Corp.	6,375	568,885

ConocoPhillips	11,798	495,748

Valero Energy Corp.	2,055	120,867

		1,185,500

Pharmaceuticals — 7.7%

Bristol-Myers Squibb Co.	12,551	737,972

Eli Lilly and Co.	2,122	348,468

Johnson & Johnson	5,125	720,689

Merck & Co., Inc.	3,456	267,220

Pfizer, Inc.	6,748	220,648

		2,294,997

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.2%

Norfolk Southern Corp.	1,945	341,526

Semiconductors & Semiconductor Equipment — 4.1%

Analog Devices, Inc.	4,634	568,308

Texas Instruments, Inc.	5,155	654,512

		1,222,820

Software — 2.4%

Microsoft Corp.	3,470	706,236

Specialty Retail — 3.1%

Best Buy Co., Inc.	1,210	105,636

Home Depot, Inc. (The)	2,482	621,784

TJX Cos., Inc. (The)	3,557	179,831

		907,251

Technology Hardware, Storage & Peripherals — 1.6%

Apple, Inc.	1,267	462,101

Textiles, Apparel & Luxury Goods — 0.5%

VF Corp.	2,459	149,850

Tobacco — 2.5%

Altria Group, Inc.	6,477	254,216

Philip Morris International, Inc.	6,815	477,445

		731,661

Total Common Stocks (Cost $24,776,423)		28,681,470

Short-Term Investments — 3.0%

Investment Companies — 3.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $882,345)	882,220	883,014

Total Investments — 100.0% (Cost $25,658,768)		29,564,484
Liabilities in Excess of Other Assets — 0.0% (c)		(9,547)

NET ASSETS — 100.0%		29,554,937

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than 0.1% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 81.7%

Aerospace & Defense — 2.1%

General Dynamics Corp.	6	867

Northrop Grumman Corp.	7	2,300

Raytheon Technologies Corp.	14	835

		4,002

Beverages — 2.6%

Coca-Cola Co. (The)	34	1,512

Constellation Brands, Inc., Class A	5	830

PepsiCo, Inc.	20	2,580

		4,922

Biotechnology — 2.6%

AbbVie, Inc.	29	2,803

Alexion Pharmaceuticals, Inc. *	8	914

Regeneron Pharmaceuticals, Inc. *	2	1,204

		4,921

Building Products — 0.8%

Trane Technologies plc	18	1,570

Capital Markets — 3.0%

BlackRock, Inc.	1	704

CME Group, Inc.	12	2,001

Intercontinental Exchange, Inc.	25	2,267

S&P Global, Inc.	2	771

		5,743

Chemicals — 1.1%

Air Products and Chemicals, Inc.	3	829

Linde plc (United Kingdom)	6	1,244

		2,073

Commercial Services & Supplies — 0.9%

Waste Management, Inc.	16	1,691

Consumer Finance — 0.4%

American Express Co.	8	748

Containers & Packaging — 1.2%

Silgan Holdings, Inc.	74	2,388

Diversified Financial Services — 1.1%

Berkshire Hathaway, Inc., Class B *	12	2,133

Diversified Telecommunication Services — 1.2%

Verizon Communications, Inc.	41	2,237

Electric Utilities — 5.4%

American Electric Power Co., Inc.	18	1,407

Duke Energy Corp.	18	1,445

Entergy Corp.	21	2,000

Evergy, Inc.	12	718

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

NextEra Energy, Inc.	10	2,448

Xcel Energy, Inc.	40	2,505

		10,523

Electrical Equipment — 0.6%

Eaton Corp. plc	13	1,163

Entertainment — 0.8%

Netflix, Inc. *	3	1,545

Equity Real Estate Investment Trusts (REITs) — 2.2%

Equinix, Inc.	3	2,058

Equity LifeStyle Properties, Inc.	9	534

Prologis, Inc.	9	809

Sun Communities, Inc.	6	810

		4,211

Food & Staples Retailing — 2.3%

Costco Wholesale Corp.	8	2,358

Kroger Co. (The)	23	789

Walmart, Inc.	11	1,337

		4,484

Food Products — 2.9%

Conagra Brands, Inc.	26	923

General Mills, Inc.	15	954

Hershey Co. (The)	9	1,160

Mondelez International, Inc., Class A	49	2,506

		5,543

Health Care Equipment & Supplies — 1.3%

Baxter International, Inc.	21	1,801

Medtronic plc	7	652

		2,453

Health Care Providers & Services — 0.8%

McKesson Corp.	4	611

UnitedHealth Group, Inc.	3	964

		1,575

Hotels, Restaurants & Leisure — 0.5%

McDonald’s Corp.	5	1,005

Household Products — 2.6%

Kimberly-Clark Corp.	17	2,378

Procter & Gamble Co. (The)	21	2,517

		4,895

Industrial Conglomerates — 1.4%

Honeywell International, Inc.	18	2,614

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.8%

Allstate Corp. (The)	24	2,320

Aon plc, Class A	9	1,647

Chubb Ltd.	16	2,053

Marsh & McLennan Cos., Inc.	6	591

Progressive Corp. (The)	31	2,448

RenaissanceRe Holdings Ltd. (Bermuda)	2	411

		9,470

Interactive Media & Services — 2.2%

Alphabet, Inc., Class A *	2	2,688

Facebook, Inc., Class A *	7	1,515

		4,203

Internet & Direct Marketing Retail — 1.5%

Amazon.com, Inc. *	1	2,908

IT Services — 7.0%

Accenture plc, Class A	13	2,895

Automatic Data Processing, Inc.	11	1,594

Jack Henry & Associates, Inc.	14	2,578

Leidos Holdings, Inc.	16	1,454

Mastercard, Inc., Class A	9	2,516

PayPal Holdings, Inc. *	7	1,133

Visa, Inc., Class A	7	1,350

		13,520

Life Sciences Tools & Services — 0.9%

Thermo Fisher Scientific, Inc.	5	1,639

Machinery — 1.6%

Cummins, Inc.	6	982

Deere & Co.	3	433

PACCAR, Inc.	22	1,679

		3,094

Media — 2.0%

Charter Communications, Inc., Class A *	5	2,394

Comcast Corp., Class A	36	1,413

		3,807

Metals & Mining — 0.3%

Newmont Corp.	9	572

Multiline Retail — 1.9%

Dollar Tree, Inc. *	15	1,385

Target Corp.	19	2,279

		3,664

INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — 2.1%

CMS Energy Corp.	40	2,364

Sempra Energy	14	1,622

		3,986

Oil, Gas & Consumable Fuels — 0.7%

Chevron Corp.	7	590

Kinder Morgan, Inc.	49	748

		1,338

Pharmaceuticals — 6.2%

Bristol-Myers Squibb Co.	41	2,436

Eli Lilly and Co.	16	2,695

Johnson & Johnson	17	2,421

Merck & Co., Inc.	31	2,383

Pfizer, Inc.	64	2,082

		12,017

Road & Rail — 1.4%

Norfolk Southern Corp.	6	1,037

Old Dominion Freight Line, Inc.	10	1,622

		2,659

Semiconductors & Semiconductor Equipment — 0.8%

Texas Instruments, Inc.	11	1,450

Software — 3.5%

Intuit, Inc.	8	2,460

Microsoft Corp.	14	2,900

salesforce.com, Inc. *	7	1,341

		6,701

Specialty Retail — 2.8%

AutoZone, Inc. *	2	1,863

Home Depot, Inc. (The)	7	1,821

Ross Stores, Inc.	5	401

TJX Cos., Inc. (The)	25	1,277

		5,362

Technology Hardware, Storage & Peripherals — 1.4%

Apple, Inc.	7	2,692

Textiles, Apparel & Luxury Goods — 0.5%

NIKE, Inc., Class B	10	980

Tobacco — 1.4%

Altria Group, Inc.	31	1,211

Philip Morris International, Inc.	20	1,410

		2,621

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	16	1,642

Total Common Stocks (Cost $149,125)		156,764

	PRINCIPAL AMOUNT ($000)
Equity Linked Notes — 15.8%

Barclays Bank plc, ELN, 68.00%, 7/17/2020, (linked to S&P 500 Index) (a)	2	7,849

BMO Capital Markets Corp., ELN, 70.97%, 7/10/2020, (linked to S&P 500 Index) (a)	2	5,924

BNP Paribas, ELN, 72.67%, 7/31/2020, (linked to S&P 500 Index) (a)	2	6,578

Royal Bank of Canada, ELN, 81.10%, 7/24/2020, (linked to S&P 500 Index) (a)	1	4,701

Toronto-Dominion Bank (The), ELN, 78.20%, 8/7/2020, (linked to S&P 500 Index) (a)	2	5,199

Total Equity Linked Notes (Cost $30,098)		30,251

	SHARES (000)
Exchange-Traded Funds — 1.0%

International Equity — 1.0%

iShares Edge MSCI Min Vol USA ETF (Cost $1,844)	31	1,866

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $74)	15	3

	SHARES (000)
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $5,899)	5,893	5,899

Total Investments — 101.6% (Cost $187,040)		194,783
Liabilities in Excess of Other Assets — (1.6)%		(3,053)

NET ASSETS — 100.0%		191,730

Percentages indicated are based on net assets.

Abbreviations

ELN	Equity-Linked Note
ETF	Exchange-Traded Fund

(a)	Securities exempt from registration under Rule 144A or Section 4 (a)(2), of the Securities Act of 1933, as amended.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.4%

Aerospace & Defense — 3.3%

General Dynamics Corp.	61	9,087

Northrop Grumman Corp.	16	4,981

Raytheon Technologies Corp.	157	9,649

		23,717

Banks — 8.7%

Bank of America Corp.	800	19,002

Citigroup, Inc.	164	8,363

Citizens Financial Group, Inc.	137	3,468

Cullen/Frost Bankers, Inc.	38	2,817

M&T Bank Corp.	38	3,972

PNC Financial Services Group, Inc. (The)	74	7,743

Truist Financial Corp.	322	12,105

US Bancorp	149	5,482

		62,952

Beverages — 0.7%

PepsiCo, Inc.	37	4,867

Biotechnology — 2.1%

AbbVie, Inc.	112	11,026

Amgen, Inc.	18	4,245

		15,271

Building Products — 0.6%

Trane Technologies plc	51	4,574

Capital Markets — 8.3%

BlackRock, Inc.	33	17,791

Charles Schwab Corp. (The)	118	3,968

Goldman Sachs Group, Inc. (The)	46	9,110

Morgan Stanley	363	17,533

T. Rowe Price Group, Inc.	94	11,584

		59,986

Chemicals — 1.4%

Air Products and Chemicals, Inc.	27	6,544

Axalta Coating Systems Ltd. *	176	3,964

		10,508

Commercial Services & Supplies — 0.6%

Republic Services, Inc.	55	4,472

Consumer Finance — 1.6%

American Express Co.	71	6,740

Capital One Financial Corp.	75	4,701

		11,441

Containers & Packaging — 0.4%

Ball Corp.	42	2,905

INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified Financial Services — 2.0%

Berkshire Hathaway, Inc., Class B *	81	14,441

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc.	151	8,304

Electric Utilities — 2.4%

Entergy Corp.	46	4,306

NextEra Energy, Inc.	31	7,325

Xcel Energy, Inc.	90	5,606

		17,237

Electrical Equipment — 0.9%

Eaton Corp. plc	78	6,788

Entertainment — 0.7%

Walt Disney Co. (The)	46	5,129

Equity Real Estate Investment Trusts (REITs) — 1.4%

AvalonBay Communities, Inc.	25	3,866

Ventas, Inc.	91	3,329

Vornado Realty Trust	81	3,099

		10,294

Food & Staples Retailing — 1.0%

Walmart, Inc.	63	7,522

Food Products — 1.1%

Mondelez International, Inc., Class A	150	7,675

Health Care Equipment & Supplies — 2.7%

Becton Dickinson and Co.	39	9,403

Medtronic plc	114	10,454

		19,857

Health Care Providers & Services — 3.8%

Anthem, Inc.	14	3,603

Cigna Corp.	44	8,304

Humana, Inc.	11	4,071

UnitedHealth Group, Inc.	41	12,004

		27,982

Hotels, Restaurants & Leisure — 1.0%

McDonald’s Corp.	39	7,176

Household Durables — 0.5%

Newell Brands, Inc.	213	3,375

Household Products — 1.3%

Colgate-Palmolive Co.	129	9,473

Industrial Conglomerates — 0.7%

Honeywell International, Inc.	37	5,408

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 4.2%

Chubb Ltd.	61	7,732

Hartford Financial Services Group, Inc. (The)	187	7,213

Loews Corp.	84	2,880

Marsh & McLennan Cos., Inc.	41	4,424

MetLife, Inc.	138	5,051

Prudential Financial, Inc.	49	2,978

		30,278

Interactive Media & Services — 2.0%

Alphabet, Inc., Class C *	10	14,601

Internet & Direct Marketing Retail — 0.6%

Booking Holdings, Inc. *	1	2,070

Expedia Group, Inc.	30	2,433

		4,503

IT Services — 1.8%

Fidelity National Information Services, Inc.	55	7,415

International Business Machines Corp.	47	5,616

		13,031

Machinery — 4.4%

Dover Corp.	106	10,204

IDEX Corp.	26	4,093

Otis Worldwide Corp.	53	3,028

Parker-Hannifin Corp.	61	11,199

Stanley Black & Decker, Inc.	25	3,526

		32,050

Media — 2.3%

Comcast Corp., Class A	352	13,702

Discovery, Inc., Class A *	153	3,226

		16,928

Multi-Utilities — 2.0%

CMS Energy Corp.	199	11,632

Public Service Enterprise Group, Inc.	59	2,920

		14,552

Oil, Gas & Consumable Fuels — 4.6%

Chevron Corp.	138	12,270

ConocoPhillips	198	8,306

EOG Resources, Inc.	107	5,408

Phillips 66	28	1,999

Pioneer Natural Resources Co.	15	1,485

Valero Energy Corp.	62	3,664

		33,132

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 6.9%

Bristol-Myers Squibb Co.	289	16,988

Eli Lilly and Co.	35	5,739

Johnson & Johnson	110	15,455

Merck & Co., Inc.	83	6,385

Pfizer, Inc.	166	5,441

		50,008

Road & Rail — 1.5%

CSX Corp.	54	3,766

Kansas City Southern	47	7,046

		10,812

Semiconductors & Semiconductor Equipment — 4.4%

Analog Devices, Inc.	107	13,098

NXP Semiconductors NV (Netherlands)	37	4,185

Texas Instruments, Inc.	115	14,614

		31,897

Software — 3.1%

Microsoft Corp.	112	22,875

Specialty Retail — 5.1%

AutoZone, Inc. *	8	8,923

Home Depot, Inc. (The)	59	14,731

Lowe’s Cos., Inc.	52	6,972

TJX Cos., Inc. (The)	124	6,259

		36,885

Technology Hardware, Storage & Peripherals — 1.8%

Apple, Inc.	36	13,297

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	89	8,707

Tobacco — 1.8%

Altria Group, Inc.	102	3,996

Philip Morris International, Inc.	129	9,051

		13,047

Trading Companies & Distributors — 0.4%

Watsco, Inc.	18	3,234

Total Common Stocks (Cost $534,823)		701,191

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $25,216)	25,211	25,234

Total Investments — 99.9% (Cost $560,039)		726,425
Other Assets Less Liabilities — 0.1%		429

NET ASSETS — 100.0%		726,854

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.4%

Aerospace & Defense — 1.2%

General Dynamics Corp. (a)	171	25,527

Northrop Grumman Corp.	116	35,692

Raytheon Technologies Corp.	727	44,787

		106,006

Airlines — 0.3%

Delta Air Lines, Inc.	309	8,665

Southwest Airlines Co.	400	13,686

		22,351

Auto Components — 0.1%

Magna International, Inc. (Canada)	293	13,064

Automobiles — 0.2%

General Motors Co.	568	14,359

Banks — 3.0%

Bank of America Corp. (a)	1,895	45,002

Citigroup, Inc.	1,933	98,771

Citizens Financial Group, Inc.	705	17,798

KeyCorp	2,414	29,400

Regions Financial Corp.	1,862	20,711

Truist Financial Corp.	161	6,044

Wells Fargo & Co.	1,881	48,154

		265,880

Beverages — 1.1%

Coca-Cola Co. (The) (a)	1,272	56,821

Constellation Brands, Inc., Class A	246	43,016

		99,837

Biotechnology — 2.8%

AbbVie, Inc.	1,072	105,254

Alexion Pharmaceuticals, Inc. *	237	26,619

Amgen, Inc. (a)	64	15,004

Biogen, Inc. * (a)	88	23,576

Gilead Sciences, Inc.	41	3,120

Regeneron Pharmaceuticals, Inc. *	62	38,611

Vertex Pharmaceuticals, Inc. *	111	32,124

		244,308

Building Products — 0.8%

Carrier Global Corp.	829	18,425

Masco Corp.	557	27,955

Trane Technologies plc	251	22,315

		68,695

Capital Markets — 2.9%

BlackRock, Inc.	64	34,897

Charles Schwab Corp. (The)	459	15,502

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

CME Group, Inc.	124	20,148

Goldman Sachs Group, Inc. (The)	107	21,091

MarketAxess Holdings, Inc.	25	12,418

Morgan Stanley	1,126	54,383

MSCI, Inc.	36	11,876

S&P Global, Inc.	166	54,569

State Street Corp.	347	22,058

T. Rowe Price Group, Inc.	66	8,156

		255,098

Chemicals — 1.6%

Air Products and Chemicals, Inc.	70	17,021

Celanese Corp.	223	19,249

Dow, Inc.	431	17,561

DuPont de Nemours, Inc.	254	13,492

Eastman Chemical Co.	481	33,470

Linde plc (United Kingdom)	123	26,028

LyondellBasell Industries NV, Class A	163	10,704

		137,525

Commercial Services & Supplies — 0.1%

Cintas Corp. (a)	34	9,092

Communications Equipment — 0.4%

Cisco Systems, Inc.	603	28,131

Motorola Solutions, Inc.	32	4,462

		32,593

Consumer Finance — 0.6%

American Express Co. (a)	320	30,468

Capital One Financial Corp.	293	18,354

		48,822

Containers & Packaging — 0.5%

Avery Dennison Corp.	160	18,297

Crown Holdings, Inc. * (a)	234	15,250

Packaging Corp. of America	64	6,395

Westrock Co.	284	8,021

		47,963

Diversified Consumer Services — 0.0% (b)

H&R Block, Inc.	128	1,822

Diversified Financial Services — 1.5%

Berkshire Hathaway, Inc., Class B * (a)	706	126,061

Voya Financial, Inc.	31	1,455

		127,516

Diversified Telecommunication Services — 1.1%

Verizon Communications, Inc. (a)	1,813	99,925

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.3%

Duke Energy Corp.	230	18,345

Entergy Corp.	482	45,228

FirstEnergy Corp.	542	21,024

NextEra Energy, Inc. (a)	355	85,268

Southern Co. (The)	278	14,423

Xcel Energy, Inc. (a)	239	14,950

		199,238

Electrical Equipment — 0.9%

Eaton Corp. plc	637	55,725

Emerson Electric Co.	342	21,238

		76,963

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	112	9,159

Entertainment — 1.2%

Electronic Arts, Inc. *	57	7,518

Netflix, Inc. * (a)	217	98,767

		106,285

Equity Real Estate Investment Trusts (REITs) — 1.8%

Equinix, Inc.	65	45,367

Equity LifeStyle Properties, Inc.	134	8,371

Equity Residential	355	20,875

Mid-America Apartment Communities, Inc.	144	16,490

Prologis, Inc.	483	45,046

Realty Income Corp.	69	4,085

Sun Communities, Inc.	44	5,973

UDR, Inc.	95	3,566

Ventas, Inc.	253	9,268

		159,041

Food & Staples Retailing — 0.8%

Costco Wholesale Corp.	202	61,183

Kroger Co. (The)	374	12,670

		73,853

Food Products — 0.7%

Conagra Brands, Inc.	161	5,648

Mondelez International, Inc., Class A (a)	1,029	52,635

		58,283

Health Care Equipment & Supplies — 2.8%

ABIOMED, Inc. *	14	3,498

Baxter International, Inc.	509	43,796

Becton Dickinson and Co.	20	4,734

Boston Scientific Corp. * (a)	688	24,143

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. *	22	9,083

Edwards Lifesciences Corp. *	142	9,825

Intuitive Surgical, Inc. * (a)	26	14,671

Medtronic plc (a)	939	86,074

Zimmer Biomet Holdings, Inc. (a)	423	50,477

		246,301

Health Care Providers & Services — 2.9%

Anthem, Inc. (a)	114	30,030

Cigna Corp. (a)	252	47,319

DaVita, Inc. *	122	9,685

McKesson Corp.	319	49,011

UnitedHealth Group, Inc. (a)	385	113,508

		249,553

Hotels, Restaurants & Leisure — 0.5%

Hilton Worldwide Holdings, Inc.	247	18,113

Yum! Brands, Inc.	280	24,358

		42,471

Household Durables — 0.3%

Lennar Corp., Class A	483	29,781

Household Products — 1.9%

Kimberly-Clark Corp.	274	38,746

Procter & Gamble Co. (The) (a)	1,059	126,608

		165,354

Industrial Conglomerates — 1.0%

Honeywell International, Inc. (a)	617	89,206

Insurance — 1.9%

Allstate Corp. (The) (a)	497	48,197

American International Group, Inc.	282	8,794

Aon plc, Class A	141	27,070

Arch Capital Group Ltd. *	141	4,041

Everest Re Group Ltd.	14	2,932

Hartford Financial Services Group, Inc. (The)	253	9,736

Marsh & McLennan Cos., Inc.	166	17,783

MetLife, Inc.	103	3,771

Progressive Corp. (The)	523	41,930

		164,254

Interactive Media & Services — 5.4%

Alphabet, Inc., Class A * (a)	109	154,685

Alphabet, Inc., Class C * (a)	97	137,530

Facebook, Inc., Class A * (a)	780	177,002

		469,217

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 5.2%

Amazon.com, Inc. * (a)	153	421,496

Booking Holdings, Inc. * (a)	22	35,366

		456,862

IT Services — 6.3%

Accenture plc, Class A	285	61,137

Automatic Data Processing, Inc. (a)	298	44,325

FleetCor Technologies, Inc. *	28	7,020

International Business Machines Corp.	430	51,889

Leidos Holdings, Inc.	309	28,978

Mastercard, Inc., Class A (a)	526	155,545

PayPal Holdings, Inc. * (a)	690	120,174

Visa, Inc., Class A (a)	404	78,072

		547,140

Life Sciences Tools & Services — 1.3%

Illumina, Inc. *	47	17,567

Thermo Fisher Scientific, Inc. (a)	270	97,994

		115,561

Machinery — 1.7%

Cummins, Inc. (a)	230	39,774

Deere & Co.	140	22,074

Parker-Hannifin Corp.	217	39,683

Snap-on, Inc.	75	10,436

Stanley Black & Decker, Inc.	238	33,129

		145,096

Media — 2.2%

Altice USA, Inc., Class A * (a)	340	7,655

Charter Communications, Inc., Class A * (a)	168	85,877

Comcast Corp., Class A (a)	1,867	72,765

Discovery, Inc., Class A *	694	14,634

Discovery, Inc., Class C *	757	14,588

		195,519

Metals & Mining — 0.2%

Newmont Corp.	257	15,880

Multiline Retail — 0.7%

Dollar Tree, Inc. *	187	17,311

Target Corp.	363	43,498

		60,809

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	362	6,756

CMS Energy Corp.	363	21,201

DTE Energy Co.	128	13,769

Sempra Energy	90	10,499

		52,225

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	154	2,654

Cheniere Energy, Inc. *	197	9,528

Chevron Corp. (a)	836	74,552

Diamondback Energy, Inc.	279	11,658

EOG Resources, Inc. (a)	755	38,258

Exxon Mobil Corp. (a)	381	17,043

Marathon Petroleum Corp. (a)	265	9,921

ONEOK, Inc.	370	12,284

Phillips 66	319	22,969

Pioneer Natural Resources Co. (a)	351	34,296

Williams Cos., Inc. (The)	393	7,472

		240,635

Pharmaceuticals — 4.1%

Bristol-Myers Squibb Co. (a)	1,431	84,161

Eli Lilly and Co. (a)	491	80,661

Johnson & Johnson (a)	563	79,180

Merck & Co., Inc. (a)	1,321	102,127

Pfizer, Inc.	474	15,491

		361,620

Professional Services — 0.1%

Verisk Analytics, Inc.	53	9,010

Road & Rail — 1.3%

CSX Corp.	458	31,921

Kansas City Southern	43	6,348

Lyft, Inc., Class A *	148	4,896

Norfolk Southern Corp. (a)	359	63,011

Union Pacific Corp. (a)	64	10,844

		117,020

Semiconductors & Semiconductor Equipment — 4.9%

Advanced Micro Devices, Inc. * (a)	357	18,792

Analog Devices, Inc. (a)	531	65,137

Applied Materials, Inc.	220	13,271

Intel Corp.	317	18,980

Lam Research Corp.	142	46,091

Microchip Technology, Inc.	174	18,277

Micron Technology, Inc. *	473	24,394

NVIDIA Corp. (a)	166	62,897

NXP Semiconductors NV (Netherlands)	323	36,834

Qorvo, Inc. *	194	21,406

QUALCOMM, Inc.	202	18,400

Texas Instruments, Inc. (a)	668	84,822

		429,301

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 8.8%

Fortinet, Inc. *	46	6,349

Intuit, Inc.	229	67,956

Microsoft Corp. (a)	2,901	590,359

salesforce.com, Inc. * (a)	481	90,108

Workday, Inc., Class A *	73	13,613

		768,385

Specialty Retail — 3.5%

AutoZone, Inc. * (a)	35	39,763

Best Buy Co., Inc. (a)	535	46,718

Home Depot, Inc. (The) (a)	367	91,973

Lowe’s Cos., Inc. (a)	543	73,413

Ross Stores, Inc. (a)	255	21,718

TJX Cos., Inc. (The)	691	34,960

		308,545

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc. (a)	1,474	537,797

HP, Inc.	1,088	18,960

		556,757

Textiles, Apparel & Luxury Goods — 0.7%

Carter’s, Inc.	51	4,082

NIKE, Inc., Class B	495	48,486

Ralph Lauren Corp.	115	8,343

		60,911

Tobacco — 1.3%

Altria Group, Inc. (a)	1,266	49,704

Philip Morris International, Inc.	888	62,185

		111,889

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	501	52,176

Total Common Stocks (Cost $6,836,961)		8,339,156

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 3.4%

Put Options Purchased — 3.4%

Index Funds — 3.4%

S&P 500 Index 9/30/2020 at USD 2,930.00, European Style Notional Amount: USD 8,539,749 Exchange-Traded *	27,545	298,312

Total Options Purchased (Cost $309,275)		298,312

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $2,307)	481	81

	SHARES (000)
Short-Term Investments — 5.2%

Investment Companies — 5.2%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (c) (d) (Cost $456,381)	456,381	456,381

Total Investments — 104.0% (Cost $7,604,924)		9,093,930
Liabilities in Excess of Other Assets — (4.0)%		(352,338)

NET ASSETS — 100.0%		8,741,592

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
S&P 500 E-Mini Index	1,049	09/2020	USD	161,769	1,680

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Written Call Options Contracts as of June 30, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	27,545	USD 8,539,749	USD 3,230.00	9/30/2020	(219,672)

Written Put Options Contracts as of June 30, 2020 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	27,545	USD 8,539,749	USD 2,465.00	9/30/2020	(85,527)

Total Written Options Contracts (Premiums Received $300,626)						(305,199)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.2%

Aerospace & Defense — 0.2%

TransDigm Group, Inc.	94	41,641

Automobiles — 5.7%

Tesla, Inc. * (a)	1,222	1,319,852

Beverages — 1.2%

Monster Beverage Corp. *	4,118	285,477

Biotechnology — 7.9%

Alnylam Pharmaceuticals, Inc. * (a)	483	71,493

Amgen, Inc.	1,415	333,671

Biogen, Inc. *	309	82,673

BioMarin Pharmaceutical, Inc.*	1,784	220,032

Exact Sciences Corp. * (a)	1,610	139,991

Moderna, Inc. * (a)	1,107	71,106

Regeneron Pharmaceuticals, Inc.*	636	396,578

Sarepta Therapeutics, Inc. * (a)	962	154,279

Seattle Genetics, Inc. * (a)	2,230	378,939

		1,848,762

Capital Markets — 5.6%

Blackstone Group, Inc. (The), Class A (a)	3,179	180,094

Charles Schwab Corp. (The)	4,975	167,847

MarketAxess Holdings, Inc.	979	490,149

Morgan Stanley (a)	1,483	71,605

MSCI, Inc.	313	104,386

S&P Global, Inc. (a)	873	287,702

		1,301,783

Chemicals — 2.1%

Air Products and Chemicals, Inc.	1,115	269,131

Sherwin-Williams Co. (The)	389	224,495

		493,626

Communications Equipment — 0.3%

Arista Networks, Inc. * (a)	285	59,796

Electrical Equipment — 1.7%

Rockwell Automation, Inc. (a)	1,852	394,519

Electronic Equipment, Instruments & Components — 0.6%

Amphenol Corp., Class A	1,401	134,230

Entertainment — 1.3%

Netflix, Inc. *	670	304,786

Equity Real Estate Investment Trusts (REITs) — 1.0%

Equinix, Inc. (a)	327	229,757

Health Care Equipment & Supplies — 3.8%

ABIOMED, Inc. *	343	82,807

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

DexCom, Inc. * (a)	1,357	550,087

Intuitive Surgical, Inc. *	459	261,367

		894,261

Health Care Providers & Services — 0.5%

McKesson Corp.	685	105,139

Health Care Technology — 0.7%

Veeva Systems, Inc., Class A*	687	161,000

Hotels, Restaurants & Leisure — 3.4%

Chipotle Mexican Grill, Inc. * (a)	470	494,399

Las Vegas Sands Corp.	1,995	90,852

Starbucks Corp. (a)	2,809	206,736

		791,987

Industrial Conglomerates — 0.9%

Roper Technologies, Inc. (a)	525	203,875

Interactive Media & Services — 7.7%

Alphabet, Inc., Class C *	548	774,746

Facebook, Inc., Class A *	2,732	620,429

Match Group, Inc. * (a)	2,297	245,926

Snap, Inc., Class A * (a)	5,862	137,694

Twitter, Inc. *	376	11,213

		1,790,008

Internet & Direct Marketing Retail — 9.9%

Alibaba Group Holding Ltd., ADR (China) *	992	213,888

Amazon.com, Inc. *	443	1,222,448

Booking Holdings, Inc. *	165	263,373

Grubhub, Inc. * (a)	1,101	77,414

MercadoLibre, Inc. (Argentina) *	451	444,587

Wayfair, Inc., Class A * (a)	411	81,277

		2,302,987

IT Services — 6.7%

FleetCor Technologies, Inc. *	316	79,383

Mastercard, Inc., Class A	1,939	573,362

PayPal Holdings, Inc. *	3,844	669,714

Shopify, Inc., Class A (Canada) *	172	163,073

Square, Inc., Class A * (a)	723	75,840

		1,561,372

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	320	118,429

Thermo Fisher Scientific, Inc.	640	231,847

		350,276

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Oil, Gas & Consumable Fuels — 0.3%

Phillips 66	1,052	75,610

Personal Products — 0.4%

Estee Lauder Cos., Inc. (The), Class A	499	94,076

Professional Services — 0.7%

CoStar Group, Inc. *	215	152,865

Road & Rail — 1.3%

Lyft, Inc., Class A * (a)	3,470	114,553

Norfolk Southern Corp.	1,122	196,972

		311,525

Semiconductors & Semiconductor Equipment — 9.2%

Advanced Micro Devices, Inc. *	8,849	465,556

ASML Holding NV (Registered), NYRS (Netherlands) (a)	985	362,399

Lam Research Corp.	640	207,111

NVIDIA Corp.	1,601	608,224

QUALCOMM, Inc.	1,684	153,607

Texas Instruments, Inc.	2,743	348,253

		2,145,150

Software — 10.6%

Atlassian Corp. plc, Class A *	862	155,411

Microsoft Corp.	6,845	1,393,005

ServiceNow, Inc. *	594	240,464

SS&C Technologies Holdings, Inc.	1,988	112,254

Synopsys, Inc. *	1,865	363,596

Trade Desk, Inc. (The), Class A * (a)	474	192,681

		2,457,411

Specialty Retail — 1.9%

Home Depot, Inc. (The)	1,458	365,153

Ross Stores, Inc.	835	71,182

		436,335

Technology Hardware, Storage & Peripherals — 6.9%

Apple, Inc. (a)	4,406	1,607,205

Textiles, Apparel & Luxury Goods — 1.2%

Lululemon Athletica, Inc. *	921	287,330

Total Common Stocks (Cost $11,896,273)		22,142,641

Short-Term Investments — 9.8%

Investment Companies — 4.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $1,083,765)	1,083,387	1,084,362

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 5.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	1,102,458	1,102,899

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	96,805	96,805

Total Investment of Cash Collateral from Securities Loaned (Cost $1,199,665)		1,199,704

Total Short-Term Investments (Cost $2,283,430)		2,284,066

Total Investments — 105.0% (Cost $14,179,703)		24,426,707
Liabilities in Excess of Other Assets — (5.0)%		(1,161,541)

NET ASSETS — 100.0%		23,265,166

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $1,215,560,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 3.1%

General Dynamics Corp.	82	12,316

Howmet Aerospace, Inc.	549	8,700

Raytheon Technologies Corp.	175	10,777

Spirit AeroSystems Holdings, Inc., Class A (a)	321	7,685

		39,478

Airlines — 0.5%

Southwest Airlines Co.	203	6,928

Auto Components — 1.9%

Aptiv plc	66	5,135

Autoliv, Inc. (Sweden) (a)	298	19,224

		24,359

Automobiles — 3.0%

Ford Motor Co.	806	4,903

General Motors Co.	1,288	32,597

		37,500

Banks — 10.8%

Bank of America Corp.	1,508	35,813

Citigroup, Inc.	829	42,375

Citizens Financial Group, Inc. (a)	279	7,029

East West Bancorp, Inc.	153	5,548

Regions Financial Corp. (a)	571	6,351

Wells Fargo & Co.	1,492	38,200

		135,316

Biotechnology — 2.5%

AbbVie, Inc.	65	6,382

Alexion Pharmaceuticals, Inc. *	159	17,879

Biogen, Inc. *	28	7,545

		31,806

Building Products — 4.0%

Carrier Global Corp.	419	9,312

Owens Corning	453	25,277

Trane Technologies plc	176	15,678

		50,267

Capital Markets — 3.2%

Invesco Ltd.	466	5,012

Morgan Stanley	735	35,476

		40,488

Chemicals — 9.6%

Celanese Corp.	209	18,002

CF Industries Holdings, Inc.	296	8,327

DuPont de Nemours, Inc.	424	22,543

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Eastman Chemical Co.	223	15,551

FMC Corp.	503	50,060

Westlake Chemical Corp. (a)	120	6,443

		120,926

Containers & Packaging — 0.5%

International Paper Co. (a)	177	6,232

Electric Utilities — 0.5%

Entergy Corp.	72	6,736

Electrical Equipment — 0.5%

Sensata Technologies Holding plc *	168	6,243

Equity Real Estate Investment Trusts (REITs) — 5.8%

Realty Income Corp.	230	13,709

Ventas, Inc.	704	25,784

VEREIT, Inc.	1,206	7,751

Weingarten Realty Investors	697	13,196

Welltower, Inc.	246	12,715

		73,155

Food & Staples Retailing — 2.5%

US Foods Holding Corp. *	1,582	31,205

Food Products — 2.6%

Lamb Weston Holdings, Inc. (a)	505	32,265

Health Care Equipment & Supplies — 1.4%

Zimmer Biomet Holdings, Inc.	148	17,618

Health Care Providers & Services — 5.8%

Anthem, Inc.	64	16,778

Cigna Corp.	137	25,689

CVS Health Corp.	179	11,630

McKesson Corp.	121	18,579

		72,676

Hotels, Restaurants & Leisure — 2.2%

Darden Restaurants, Inc. (a)	260	19,715

InterContinental Hotels Group plc, ADR (United Kingdom) (a)	172	7,608

		27,323

Household Durables — 0.8%

Whirlpool Corp. (a)	82	10,634

Insurance — 4.3%

American International Group, Inc.	432	13,454

Chubb Ltd.	117	14,803

Hartford Financial Services Group, Inc. (The)	236	9,082

MetLife, Inc.	225	8,224

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Prudential Financial, Inc.	143	8,678

		54,241

Internet & Direct Marketing Retail — 0.4%

Booking Holdings, Inc. *	3	5,095

IT Services — 1.8%

WEX, Inc. *	137	22,672

Machinery — 2.5%

AGCO Corp.	234	12,995

Snap-on, Inc. (a)	54	7,493

Stanley Black & Decker, Inc.	77	10,704

		31,192

Media — 4.4%

Comcast Corp., Class A	1,289	50,238

Discovery, Inc., Class A * (a)	232	4,895

		55,133

Metals & Mining — 0.3%

Alcoa Corp. * (a)	284	3,192

Oil, Gas & Consumable Fuels — 6.6%

Chevron Corp.	69	6,157

Diamondback Energy, Inc.	322	13,458

EOG Resources, Inc.	476	24,093

Parsley Energy, Inc., Class A	1,611	17,209

Pioneer Natural Resources Co.	232	22,637

		83,554

Pharmaceuticals — 4.4%

Bristol-Myers Squibb Co.	534	31,423

Elanco Animal Health, Inc. * (a)	267	5,727

Merck & Co., Inc.	239	18,513

		55,663

Real Estate Management & Development — 1.6%

CBRE Group, Inc., Class A *	167	7,565

Cushman & Wakefield plc * (a)	1,002	12,481

		20,046

Road & Rail — 2.4%

Lyft, Inc., Class A * (a)	348	11,478

Norfolk Southern Corp.	106	18,592

		30,070

Semiconductors & Semiconductor Equipment — 4.3%

Microchip Technology, Inc. (a)	134	14,080

NXP Semiconductors NV (Netherlands)	63	7,139

ON Semiconductor Corp. * (a)	1,673	33,163

		54,382

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.7%

AutoNation, Inc. * (a)	296	11,116

Best Buy Co., Inc. (a)	189	16,520

Lowe’s Cos., Inc.	48	6,432

		34,068

Textiles, Apparel & Luxury Goods — 0.1%

Levi Strauss & Co., Class A (a)	138	1,848

Tobacco — 0.9%

Philip Morris International, Inc.	169	11,812

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. *	96	9,946

Total Common Stocks (Cost $1,244,175)		1,244,069

	NO. OF RIGHTS (000)
Rights — 0.1%

Pharmaceuticals — 0.1%

Bristol-Myers Squibb Co., CVR, expiring 12/31/2020 *	214	767

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 *	96	16

Total Rights (Cost $915)		783

	SHARES (000)
Short-Term Investments — 5.8%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $12,570)	12,558	12,570

Investment of Cash Collateral from Securities Loaned — 4.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	51,684	51,705

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	8,693	8,692

Total Investment of Cash Collateral from Securities Loaned (Cost $60,398)		60,397

Total Short-Term Investments (Cost $72,968)		72,967

Total Investments — 104.6% (Cost $1,318,058)		1,317,819
Liabilities in Excess of Other Assets — (4.6)%		(57,822)

NET ASSETS — 100.0%		1,259,997

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Abbreviations

ADR	American Depositary Receipt
CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $59,241,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.0%

Aerospace & Defense — 2.3%

Northrop Grumman Corp.	1,104	339,268

Banks — 4.1%

Huntington Bancshares, Inc.	11,284	101,951

KeyCorp	9,110	110,966

SVB Financial Group *	643	138,481

Truist Financial Corp.	7,102	266,685

		618,083

Beverages — 3.6%

Coca-Cola Co. (The)	4,107	183,511

Constellation Brands, Inc., Class A	2,003	350,479

		533,990

Biotechnology — 3.1%

AbbVie, Inc.	4,178	410,194

Biogen, Inc. *	206	55,001

		465,195

Capital Markets — 2.0%

Ameriprise Financial, Inc.	975	146,226

Morgan Stanley	3,268	157,865

		304,091

Chemicals — 1.2%

Eastman Chemical Co.	2,505	174,443

Containers & Packaging — 1.3%

Crown Holdings, Inc. *	2,966	193,179

Diversified Telecommunication Services — 2.8%

Verizon Communications, Inc.	7,626	420,396

Electric Utilities — 3.7%

NextEra Energy, Inc.	1,479	355,091

Xcel Energy, Inc. (a)	3,184	199,021

		554,112

Electrical Equipment — 2.5%

Eaton Corp. plc	4,197	367,131

Entertainment — 1.8%

Netflix, Inc. *	590	268,620

Equity Real Estate Investment Trusts (REITs) — 2.7%

Prologis, Inc.	4,401	410,725

Health Care Equipment & Supplies — 4.2%

Baxter International, Inc.	2,038	175,500

Boston Scientific Corp. *	9,456	332,013

Intuitive Surgical, Inc. * (a)	212	120,801

		628,314

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 4.9%

Cigna Corp.	1,519	284,989

Quest Diagnostics, Inc.	1,481	168,810

UnitedHealth Group, Inc.	954	281,244

		735,043

Hotels, Restaurants & Leisure — 3.1%

McDonald’s Corp.	1,652	304,747

Yum! Brands, Inc.	1,891	164,317

		469,064

Insurance — 1.9%

Chubb Ltd.	1,182	149,641

Progressive Corp. (The)	1,722	137,984

		287,625

Interactive Media & Services — 5.4%

Alphabet, Inc., Class A *	484	686,454

Facebook, Inc., Class A *	561	127,403

		813,857

Internet & Direct Marketing Retail — 5.9%

Amazon.com, Inc. *	322	887,187

IT Services — 7.9%

Booz Allen Hamilton Holding Corp. (a)	1,028	79,947

FleetCor Technologies, Inc. *	812	204,362

Leidos Holdings, Inc.	2,604	243,924

Mastercard, Inc., Class A	2,182	645,343

		1,173,576

Machinery — 0.8%

Stanley Black & Decker, Inc. (a)	822	114,595

Media — 1.5%

Altice USA, Inc., Class A *	4,306	97,064

Charter Communications, Inc., Class A * (a)	246	125,645

		222,709

Oil, Gas & Consumable Fuels — 1.3%

Diamondback Energy, Inc.	1,206	50,456

Pioneer Natural Resources Co. (a)	1,499	146,467

		196,923

Pharmaceuticals — 2.9%

Bristol-Myers Squibb Co.	3,670	215,812

Eli Lilly and Co.	1,324	217,343

		433,155

Road & Rail — 2.5%

Norfolk Southern Corp.	2,157	378,751

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — 9.3%

Advanced Micro Devices, Inc. *	1,488	78,272

Analog Devices, Inc.	1,985	243,446

ASML Holding NV (Registered), NYRS (Netherlands)	754	277,467

NXP Semiconductors NV (Netherlands)	1,571	179,176

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	5,058	287,146

Texas Instruments, Inc.	2,423	307,619

		1,373,126

Software — 10.0%

Microsoft Corp.	5,542	1,127,756

salesforce.com, Inc. *	1,901	356,199

		1,483,955

Specialty Retail — 2.9%

O’Reilly Automotive, Inc. *	732	308,813

Ross Stores, Inc.	1,420	121,082

		429,895

Technology Hardware, Storage & Peripherals — 4.4%

Apple, Inc.	1,821	664,203

Total Common Stocks (Cost $10,549,672)		14,941,211

Short-Term Investments — 0.4%

Investment Companies — 0.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c)(Cost $41,341)	41,304	41,341

Investment of Cash Collateral from Securities Loaned — 0.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	1,073	1,074

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	12,605	12,605

Total Investment of Cash Collateral from Securities Loaned (Cost $13,679)		13,679

Total Short-Term Investments (Cost $55,020)		55,020

Total Investments — 100.4% (Cost $10,604,692)		14,996,231
Liabilities in Excess of Other Assets — (0.4)%		(57,469)

NET ASSETS — 100.0%		14,938,762

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $13,372,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 129.5%
Common Stocks — 128.3%

Aerospace & Defense — 2.3%

Northrop Grumman Corp. (a)	131	40,267

Raytheon Technologies Corp.	490	30,211

		70,478

Auto Components — 0.6%

Aptiv plc	56	4,340

BorgWarner, Inc.	150	5,302

Magna International, Inc. (Canada)	189	8,416

		18,058

Banks — 3.4%

Bank of America Corp. (a)	1,210	28,736

Citigroup, Inc.	873	44,598

First Republic Bank	122	12,958

SVB Financial Group *	59	12,616

Truist Financial Corp.	127	4,779

		103,687

Beverages — 1.8%

Coca-Cola Co. (The) (a)	628	28,037

PepsiCo, Inc. (a)	203	26,893

		54,930

Biotechnology — 4.0%

AbbVie, Inc.	641	62,946

Alexion Pharmaceuticals, Inc. *	114	12,812

Amgen, Inc.	35	8,371

Biogen, Inc. *	48	12,862

Regeneron Pharmaceuticals, Inc. *	18	11,219

Vertex Pharmaceuticals, Inc. *	53	15,282

		123,492

Building Products — 1.7%

Carrier Global Corp.	317	7,034

Masco Corp.	259	12,982

Trane Technologies plc	368	32,705

		52,721

Capital Markets — 3.1%

BlackRock, Inc. (a)	52	28,262

Morgan Stanley (a)	1,037	50,109

State Street Corp.	239	15,201

		93,572

Chemicals — 4.3%

Air Products and Chemicals, Inc.	141	34,038

Celanese Corp.	169	14,565

DuPont de Nemours, Inc.	58	3,071

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

Eastman Chemical Co.	145	10,085

FMC Corp.	248	24,738

Linde plc (United Kingdom)	207	43,812

		130,309

Commercial Services & Supplies — 0.2%

Waste Management, Inc.	59	6,280

Consumer Finance — 0.8%

American Express Co.	257	24,452

Diversified Financial Services — 0.4%

Voya Financial, Inc.	281	13,093

Diversified Telecommunication Services — 0.5%

Verizon Communications, Inc.	293	16,163

Electric Utilities — 3.7%

Entergy Corp.	180	16,870

Evergy, Inc.	175	10,403

FirstEnergy Corp.	130	5,026

NextEra Energy, Inc. (a)	228	54,652

Xcel Energy, Inc.	416	26,015

		112,966

Electrical Equipment — 0.9%

AMETEK, Inc.	77	6,864

Eaton Corp. plc	210	18,381

Sensata Technologies Holding plc *	75	2,776

		28,021

Electronic Equipment, Instruments & Components — 0.2%

TE Connectivity Ltd.	67	5,451

Energy Equipment & Services — 0.2%

Baker Hughes Co.	327	5,029

Entertainment — 2.0%

Electronic Arts, Inc. *	86	11,422

Netflix, Inc. * (a)	87	39,789

Warner Music Group Corp., Class A *	334	9,862

		61,073

Equity Real Estate Investment Trusts (REITs) — 4.6%

Brixmor Property Group, Inc.	485	6,224

Equinix, Inc.	31	22,022

Equity LifeStyle Properties, Inc.	193	12,042

JBG SMITH Properties	68	2,010

Prologis, Inc.	404	37,715

Realty Income Corp.	129	7,669

SBA Communications Corp.	81	24,085

Ventas, Inc.	582	21,310

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

WP Carey, Inc.	89	6,007

		139,084

Food & Staples Retailing — 0.6%

Albertsons Cos., Inc., Class A *	457	7,199

Costco Wholesale Corp.	37	11,232

		18,431

Food Products — 0.7%

Conagra Brands, Inc.	139	4,902

Mondelez International, Inc., Class A (a)	335	17,135

		22,037

Health Care Equipment & Supplies — 3.4%

Baxter International, Inc.	256	22,025

Boston Scientific Corp. * (a)	936	32,880

Medtronic plc	108	9,946

Zimmer Biomet Holdings, Inc. (a)	326	38,947

		103,798

Health Care Providers & Services — 4.0%

Cigna Corp. (a)	281	52,702

HCA Healthcare, Inc.	32	3,125

McKesson Corp.	168	25,844

UnitedHealth Group, Inc. (a)	140	41,421

		123,092

Hotels, Restaurants & Leisure — 1.7%

Las Vegas Sands Corp.	311	14,150

McDonald’s Corp.	56	10,280

Yum! Brands, Inc.	330	28,710

		53,140

Household Durables — 0.5%

Lennar Corp., Class A	271	16,674

Household Products — 1.9%

Kimberly-Clark Corp.	22	3,097

Procter & Gamble Co. (The)	469	56,088

		59,185

Industrial Conglomerates — 1.3%

Honeywell International, Inc. (a)	279	40,341

Insurance — 1.4%

Arthur J Gallagher & Co.	121	11,795

Chubb Ltd.	134	17,005

Progressive Corp. (The)	189	15,166

		43,966

INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 5.7%

Alphabet, Inc., Class A * (a)	56	79,970

Alphabet, Inc., Class C * (a)	29	40,613

Facebook, Inc., Class A * (a)	235	53,376

		173,959

Internet & Direct Marketing Retail — 6.8%

Amazon.com, Inc. * (a)	69	190,557

Booking Holdings, Inc. *	10	15,984

		206,541

IT Services — 11.1%

Automatic Data Processing, Inc. (a)	177	26,425

Booz Allen Hamilton Holding Corp.	75	5,850

Fidelity National Information Services, Inc.	326	43,671

Fiserv, Inc. * (a)	284	27,757

Leidos Holdings, Inc.	363	34,005

Mastercard, Inc., Class A (a)	273	80,638

PayPal Holdings, Inc. *	498	86,813

WEX, Inc. *	202	33,278

		338,437

Life Sciences Tools & Services — 1.7%

Thermo Fisher Scientific, Inc.	146	52,851

Machinery — 1.9%

Parker-Hannifin Corp.	129	23,623

Snap-on, Inc.	36	4,955

Stanley Black & Decker, Inc.	218	30,319

		58,897

Media — 2.7%

Charter Communications, Inc., Class A * (a)	62	31,674

Comcast Corp., Class A (a)	773	30,141

Discovery, Inc., Class A *	819	17,277

Discovery, Inc., Class C *	227	4,376

		83,468

Multiline Retail — 0.5%

Dollar Tree, Inc. *	149	13,796

Multi-Utilities — 0.2%

CenterPoint Energy, Inc.	252	4,706

Oil, Gas & Consumable Fuels — 4.3%

Cheniere Energy, Inc. *	104	5,005

Chevron Corp.	222	19,805

ConocoPhillips	409	17,190

Diamondback Energy, Inc.	572	23,938

Marathon Petroleum Corp. (a)	221	8,243

Parsley Energy, Inc., Class A	509	5,432

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Oil, Gas & Consumable Fuels — continued

Phillips 66	101	7,294

Pioneer Natural Resources Co. (a)	214	20,935

TC Energy Corp. (Canada)	207	8,887

Williams Cos., Inc. (The)	745	14,174

		130,903

Pharmaceuticals — 4.1%

Bristol-Myers Squibb Co. (a)	693	40,720

Elanco Animal Health, Inc. *	135	2,890

Eli Lilly and Co.	243	39,973

Johnson & Johnson	114	15,968

Merck & Co., Inc.	323	24,963

		124,514

Road & Rail — 3.5%

CSX Corp.	228	15,915

Kansas City Southern	21	3,073

Lyft, Inc., Class A *	508	16,778

Norfolk Southern Corp. (a)	280	49,171

Union Pacific Corp. (a)	123	20,722

		105,659

Semiconductors & Semiconductor Equipment — 9.4%

Advanced Micro Devices, Inc. *	126	6,619

Analog Devices, Inc. (a)	274	33,602

ASML Holding NV (Registered), NYRS (Netherlands)	148	54,448

KLA Corp.	36	7,094

Lam Research Corp.	81	26,079

Micron Technology, Inc. *	147	7,595

NVIDIA Corp. (a)	74	27,947

NXP Semiconductors NV (Netherlands)	344	39,240

ON Semiconductor Corp. *	258	5,122

Qorvo, Inc. *	69	7,634

Skyworks Solutions, Inc.	16	2,105

Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	528	29,953

Texas Instruments, Inc. (a)	279	35,442

Xilinx, Inc.	39	3,867

		286,747

Software — 11.8%

Ceridian HCM Holding, Inc. *	169	13,405

Intuit, Inc.	40	11,919

Microsoft Corp. (a)	1,124	228,802

Paylocity Holding Corp. *	146	21,295

salesforce.com, Inc. * (a)	259	48,471

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

ServiceNow, Inc. *	31	12,365

Workday, Inc., Class A *	109	20,441

		356,698

Specialty Retail — 5.9%

AutoZone, Inc. * (a)	13	14,535

Best Buy Co., Inc.	195	17,004

Home Depot, Inc. (The) (a)	171	42,888

Lowe’s Cos., Inc.	364	49,165

O’Reilly Automotive, Inc. *	100	42,068

TJX Cos., Inc. (The)	265	13,410

		179,070

Technology Hardware, Storage & Peripherals — 6.2%

Apple, Inc. (a)	517	188,420

Textiles, Apparel & Luxury Goods — 0.4%

NIKE, Inc., Class B	128	12,501

Tobacco — 0.8%

Altria Group, Inc.	310	12,166

Philip Morris International, Inc.	159	11,165

		23,331

Wireless Telecommunication Services — 1.1%

T-Mobile US, Inc. *	325	33,895

Total Common Stocks (Cost $2,450,302)		3,913,916

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $1)	— (c)	— (c)

	SHARES (000)
Short-Term Investments — 1.2%

Investment Companies — 1.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (d) (e) (Cost $35,657)	35,630	35,661

Total Long Positions (Cost $2,485,960)		3,949,577

Short Positions — (29.3)%
Common Stocks — (29.3)%

Aerospace & Defense — (0.7)%

Boeing Co. (The)	(30)	(5,545)

HEICO Corp.	(50)	(4,963)

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Aerospace & Defense — continued

Huntington Ingalls Industries, Inc.	(18)	(3,195)

Lockheed Martin Corp.	(12)	(4,337)

TransDigm Group, Inc.	(8)	(3,421)

		(21,461)

Air Freight & Logistics — (0.5)%

CH Robinson Worldwide, Inc.	(117)	(9,247)

Expeditors International of Washington, Inc.	(78)	(5,946)

		(15,193)

Automobiles — (0.2)%

Ford Motor Co.	(964)	(5,860)

Banks — (1.0)%

BancorpSouth Bank	(139)	(3,170)

Bank of Hawaii Corp.	(62)	(3,834)

Commerce Bancshares, Inc.	(165)	(9,818)

M&T Bank Corp.	(61)	(6,357)

Old National Bancorp	(174)	(2,399)

People’s United Financial, Inc.	(407)	(4,705)

		(30,283)

Biotechnology — (0.5)%

Gilead Sciences, Inc.	(203)	(15,589)

Building Products — (0.5)%

Fortune Brands Home & Security, Inc.	(74)	(4,711)

Johnson Controls International plc	(208)	(7,086)

Lennox International, Inc.	(16)	(3,616)

		(15,413)

Capital Markets — (0.7)%

Franklin Resources, Inc.	(256)	(5,360)

Nasdaq, Inc.	(73)	(8,705)

Northern Trust Corp.	(85)	(6,765)

		(20,830)

Chemicals — (0.4)%

Albemarle Corp.	(148)	(11,389)

RPM International, Inc.	(20)	(1,479)

		(12,868)

Commercial Services & Supplies — (0.1)%

Republic Services, Inc.	(35)	(2,883)

Communications Equipment — (1.3)%

Cisco Systems, Inc.	(518)	(24,180)

Juniper Networks, Inc.	(700)	(16,004)

		(40,184)

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — (0.3)%

Martin Marietta Materials, Inc.	(14)	(2,848)

Vulcan Materials Co.	(50)	(5,747)

		(8,595)

Consumer Finance — (0.1)%

Capital One Financial Corp.	(48)	(2,979)

Containers & Packaging — (1.0)%

AptarGroup, Inc.	(27)	(2,971)

Avery Dennison Corp.	(53)	(6,037)

Ball Corp.	(55)	(3,788)

International Paper Co.	(257)	(9,050)

Sealed Air Corp.	(39)	(1,270)

Sonoco Products Co.	(144)	(7,532)

		(30,648)

Diversified Telecommunication Services — (0.6)%

AT&T, Inc.	(465)	(14,062)

CenturyLink, Inc.	(432)	(4,332)

		(18,394)

Electric Utilities — (0.5)%

Exelon Corp.	(163)	(5,927)

Southern Co. (The)	(190)	(9,827)

		(15,754)

Electrical Equipment — (0.4)%

Acuity Brands, Inc.	(77)	(7,419)

Hubbell, Inc.	(29)	(3,586)

		(11,005)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(106)	(6,326)

Energy Equipment & Services — (0.6)%

Halliburton Co.	(845)	(10,967)

Schlumberger Ltd.	(390)	(7,165)

		(18,132)

Entertainment — (1.7)%

Activision Blizzard, Inc.	(76)	(5,754)

Spotify Technology SA *	(87)	(22,388)

Take-Two Interactive Software, Inc. *	(52)	(7,220)

Walt Disney Co. (The)	(143)	(15,991)

		(51,353)

Equity Real Estate Investment Trusts (REITs) — (2.2)%

Crown Castle International Corp.	(38)	(6,291)

Digital Realty Trust, Inc.	(62)	(8,770)

Duke Realty Corp.	(85)	(3,025)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Equity Residential	(46)	(2,693)

Extra Space Storage, Inc.	(89)	(8,258)

Iron Mountain, Inc.	(379)	(9,894)

National Retail Properties, Inc.	(158)	(5,604)

Public Storage	(31)	(5,880)

Simon Property Group, Inc.	(187)	(12,815)

Vornado Realty Trust	(135)	(5,155)

		(68,385)

Food & Staples Retailing — (0.6)%

Kroger Co. (The)	(436)	(14,773)

Sysco Corp.	(51)	(2,813)

		(17,586)

Food Products — (0.7)%

Campbell Soup Co.	(206)	(10,203)

General Mills, Inc.	(68)	(4,180)

Hershey Co. (The)	(23)	(2,996)

Kellogg Co.	(40)	(2,627)

		(20,006)

Health Care Equipment & Supplies — (0.7)%

Abbott Laboratories	(118)	(10,764)

Dentsply Sirona, Inc.	(33)	(1,457)

Stryker Corp.	(40)	(7,180)

Varian Medical Systems, Inc. *	(24)	(2,974)

		(22,375)

Health Care Providers & Services — (0.7)%

AmerisourceBergen Corp.	(74)	(7,478)

Cardinal Health, Inc.	(56)	(2,935)

Henry Schein, Inc. *	(175)	(10,200)

		(20,613)

Health Care Technology — (0.3)%

Cerner Corp.	(129)	(8,843)

Hotels, Restaurants & Leisure — (0.5)%

Chipotle Mexican Grill, Inc. *	(5)	(4,978)

Starbucks Corp.	(145)	(10,688)

		(15,666)

Household Products — (0.7)%

Clorox Co. (The)	(102)	(22,483)

Industrial Conglomerates — (0.7)%

3M Co.	(91)	(14,130)

General Electric Co.	(1,176)	(8,030)

		(22,160)

INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — (0.7)%

Allstate Corp. (The)	(84)	(8,186)

Aon plc, Class A	(25)	(4,725)

Axis Capital Holdings Ltd.	(41)	(1,668)

Globe Life, Inc.	(12)	(918)

Principal Financial Group, Inc.	(75)	(3,114)

Travelers Cos., Inc. (The)	(32)	(3,612)

		(22,223)

Interactive Media & Services — (0.3)%

Twitter, Inc. *	(329)	(9,793)

IT Services — (1.3)%

Accenture plc, Class A	(15)	(3,128)

Alliance Data Systems Corp.	(39)	(1,740)

Jack Henry & Associates, Inc.	(43)	(7,943)

Paychex, Inc.	(145)	(10,996)

Western Union Co. (The)	(676)	(14,607)

		(38,414)

Life Sciences Tools & Services — (0.7)%

Agilent Technologies, Inc.	(102)	(9,013)

Mettler-Toledo International, Inc. *	(4)	(3,576)

Waters Corp. *	(50)	(9,088)

		(21,677)

Machinery — (0.9)%

Caterpillar, Inc.	(79)	(9,999)

Donaldson Co., Inc.	(63)	(2,928)

Illinois Tool Works, Inc.	(70)	(12,313)

PACCAR, Inc.	(42)	(3,156)

		(28,396)

Media — (0.9)%

AMC Networks, Inc., Class A *	(58)	(1,352)

Fox Corp., Class A	(104)	(2,777)

Interpublic Group of Cos., Inc. (The)	(158)	(2,715)

Omnicom Group, Inc.	(168)	(9,187)

Sirius XM Holdings, Inc.	(1,554)	(9,125)

ViacomCBS, Inc.	(92)	(2,145)

		(27,301)

Multiline Retail — (0.4)%

Kohl’s Corp.	(192)	(3,978)

Macy’s, Inc.	(880)	(6,055)

Nordstrom, Inc.	(196)	(3,038)

		(13,071)

Multi-Utilities — (0.6)%

Consolidated Edison, Inc.	(162)	(11,689)

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Multi-Utilities — continued

NiSource, Inc.	(131)	(2,974)

Public Service Enterprise Group, Inc.	(65)	(3,210)

		(17,873)

Oil, Gas & Consumable Fuels — (2.0)%

Apache Corp.	(317)	(4,280)

Devon Energy Corp.	(198)	(2,245)

Enbridge, Inc. (Canada)	(305)	(9,284)

Exxon Mobil Corp.	(222)	(9,929)

Hess Corp.	(163)	(8,469)

HollyFrontier Corp.	(142)	(4,144)

Marathon Oil Corp.	(666)	(4,078)

Noble Energy, Inc.	(246)	(2,204)

Occidental Petroleum Corp.	(730)	(13,354)

Valero Energy Corp.	(36)	(2,105)

		(60,092)

Personal Products — 0.0% (b)

Coty, Inc., Class A	(301)	(1,345)

Pharmaceuticals — (0.1)%

Pfizer, Inc.	(92)	(3,021)

Professional Services — (0.4)%

Robert Half International, Inc.	(226)	(11,942)

Road & Rail — (0.3)%

JB Hunt Transport Services, Inc.	(67)	(8,063)

Werner Enterprises, Inc.	(35)	(1,533)

		(9,596)

Semiconductors & Semiconductor Equipment — (0.3)%

Broadcom, Inc.	(11)	(3,340)

Intel Corp.	(95)	(5,660)

		(9,000)

Software — (0.5)%

Adobe, Inc. *	(15)	(6,733)

Splunk, Inc. *	(39)	(7,831)

		(14,564)

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — (0.1)%

Bed Bath & Beyond, Inc.	(186)	(1,971)

Technology Hardware, Storage & Peripherals — (1.1)%

Hewlett Packard Enterprise Co.	(156)	(1,518)

HP, Inc.	(268)	(4,668)

NetApp, Inc.	(354)	(15,702)

Seagate Technology plc	(108)	(5,208)

Western Digital Corp.	(119)	(5,261)

Xerox Holdings Corp.	(157)	(2,403)

		(34,760)

Textiles, Apparel & Luxury Goods — (0.2)%

Hanesbrands, Inc.	(431)	(4,868)

Trading Companies & Distributors — (0.1)%

Fastenal Co.	(81)	(3,454)

Total Common Stocks (Proceeds $(963,436))		(895,228)

Total Short Positions (Proceeds $(963,436))		(895,228)

Total Investments — 100.2% (Cost $1,522,524)		3,054,349
Liabilities in Excess of Other Assets — (0.2)%		(4,043)

NET ASSETS — 100.0%		3,050,306

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt
NYRS	New York Registry Shares

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is approximately $1,215,707,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	14	09/2020	USD	2,159	(24)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%

Aerospace & Defense — 1.3%

General Dynamics Corp.	88	13,193

Northrop Grumman Corp.	60	18,446

Raytheon Technologies Corp.	376	23,146

		54,785

Airlines — 0.3%

Delta Air Lines, Inc.	160	4,478

Southwest Airlines Co.	207	7,073

		11,551

Auto Components — 0.2%

Magna International, Inc. (Canada)	152	6,752

Automobiles — 0.2%

General Motors Co.	293	7,421

Banks — 3.1%

Bank of America Corp.	979	23,257

Citigroup, Inc.	999	51,047

Citizens Financial Group, Inc.	364	9,198

KeyCorp	1,247	15,194

Regions Financial Corp.	963	10,703

Truist Financial Corp.	83	3,124

Wells Fargo & Co.	972	24,886

		137,409

Beverages — 1.2%

Coca-Cola Co. (The)	657	29,365

Constellation Brands, Inc., Class A	127	22,231

		51,596

Biotechnology — 2.9%

AbbVie, Inc.	554	54,396

Alexion Pharmaceuticals, Inc. *	123	13,757

Amgen, Inc.	33	7,754

Biogen, Inc. *	46	12,184

Gilead Sciences, Inc.	21	1,613

Regeneron Pharmaceuticals, Inc. *	32	19,954

Vertex Pharmaceuticals, Inc. *	57	16,602

		126,260

Building Products — 0.8%

Carrier Global Corp.	429	9,522

Masco Corp.	288	14,447

Trane Technologies plc	130	11,533

		35,502

Capital Markets — 3.0%

BlackRock, Inc.	33	18,035

Charles Schwab Corp. (The)	237	8,012

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

CME Group, Inc.	64	10,412

Goldman Sachs Group, Inc. (The)	55	10,900

MarketAxess Holdings, Inc.	13	6,418

Morgan Stanley	582	28,106

MSCI, Inc.	18	6,137

S&P Global, Inc.	86	28,202

State Street Corp.	179	11,400

T. Rowe Price Group, Inc.	34	4,215

		131,837

Chemicals — 1.6%

Air Products and Chemicals, Inc.	36	8,797

Celanese Corp.	115	9,948

Dow, Inc.	223	9,075

DuPont de Nemours, Inc.	131	6,973

Eastman Chemical Co.	248	17,298

Linde plc (United Kingdom)	63	13,451

LyondellBasell Industries NV, Class A	84	5,532

		71,074

Commercial Services & Supplies — 0.1%

Cintas Corp.	18	4,699

Communications Equipment — 0.4%

Cisco Systems, Inc.	312	14,538

Motorola Solutions, Inc.	16	2,306

		16,844

Consumer Finance — 0.6%

American Express Co.	165	15,746

Capital One Financial Corp.	152	9,486

		25,232

Containers & Packaging — 0.6%

Avery Dennison Corp.	83	9,457

Crown Holdings, Inc. *	121	7,881

Packaging Corp. of America	33	3,305

Westrock Co.	147	4,145

		24,788

Diversified Consumer Services — 0.0% (a)

H&R Block, Inc.	66	942

Diversified Financial Services — 1.5%

Berkshire Hathaway, Inc., Class B *	365	65,149

Voya Financial, Inc.	16	752

		65,901

Diversified Telecommunication Services — 1.2%

Verizon Communications, Inc.	937	51,642

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 2.4%

Duke Energy Corp.	119	9,481

Entergy Corp.	249	23,374

FirstEnergy Corp.	276	10,706

NextEra Energy, Inc.	183	44,067

Southern Co. (The)	144	7,454

Xcel Energy, Inc.	124	7,726

		102,808

Electrical Equipment — 0.9%

Eaton Corp. plc	329	28,799

Emerson Electric Co.	177	10,976

		39,775

Electronic Equipment, Instruments & Components — 0.1%

TE Connectivity Ltd.	58	4,733

Entertainment — 1.3%

Electronic Arts, Inc. *	29	3,885

Netflix, Inc. *	112	51,044

		54,929

Equity Real Estate Investment Trusts (REITs) — 1.9%

Equinix, Inc.	33	23,447

Equity LifeStyle Properties, Inc.	69	4,326

Equity Residential	183	10,788

Mid-America Apartment Communities, Inc.	74	8,522

Prologis, Inc.	249	23,280

Realty Income Corp.	35	2,111

Sun Communities, Inc.	23	3,087

UDR, Inc.	49	1,843

Ventas, Inc.	131	4,790

		82,194

Food & Staples Retailing — 0.9%

Costco Wholesale Corp.	104	31,620

Kroger Co. (The)	193	6,548

		38,168

Food Products — 0.7%

Conagra Brands, Inc.	83	2,919

Mondelez International, Inc., Class A	532	27,202

		30,121

Health Care Equipment & Supplies — 2.9%

ABIOMED, Inc. *	7	1,808

Baxter International, Inc.	263	22,634

Becton Dickinson and Co.	10	2,447

Boston Scientific Corp. *	355	12,477

DexCom, Inc. *	12	4,695

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Edwards Lifesciences Corp. *	73	5,078

Intuitive Surgical, Inc. *	13	7,582

Medtronic plc	485	44,482

Zimmer Biomet Holdings, Inc.	219	26,087

		127,290

Health Care Providers & Services — 3.0%

Anthem, Inc.	59	15,520

Cigna Corp.	130	24,455

DaVita, Inc. *	63	5,005

McKesson Corp.	165	25,329

UnitedHealth Group, Inc.	199	58,662

		128,971

Hotels, Restaurants & Leisure — 0.5%

Hilton Worldwide Holdings, Inc.	127	9,361

Yum! Brands, Inc.	145	12,589

		21,950

Household Durables — 0.4%

Lennar Corp., Class A	250	15,391

Household Products — 2.0%

Kimberly-Clark Corp.	142	20,024

Procter & Gamble Co. (The)	547	65,432

		85,456

Industrial Conglomerates — 1.1%

Honeywell International, Inc.	319	46,102

Insurance — 1.9%

Allstate Corp. (The)	257	24,908

American International Group, Inc.	146	4,545

Aon plc, Class A	73	13,990

Arch Capital Group Ltd. *	73	2,089

Everest Re Group Ltd.	7	1,515

Hartford Financial Services Group, Inc. (The)	131	5,032

Marsh & McLennan Cos., Inc.	86	9,190

MetLife, Inc.	53	1,949

Progressive Corp. (The)	270	21,669

		84,887

Interactive Media & Services — 5.6%

Alphabet, Inc., Class A *	56	79,943

Alphabet, Inc., Class C *	50	71,076

Facebook, Inc., Class A *	403	91,475

		242,494

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. *	79	217,834

Booking Holdings, Inc. *	11	18,277

		236,111

IT Services — 6.4%

Accenture plc, Class A	147	31,596

Automatic Data Processing, Inc.	154	22,907

FleetCor Technologies, Inc. *	14	3,628

International Business Machines Corp.	222	26,816

Leidos Holdings, Inc.	160	14,976

Mastercard, Inc., Class A	272	80,388

PayPal Holdings, Inc. *	356	62,107

Visa, Inc., Class A	209	40,348

		282,766

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	25	9,079

Thermo Fisher Scientific, Inc.	140	50,644

		59,723

Machinery — 1.7%

Cummins, Inc.	119	20,557

Deere & Co.	73	11,408

Parker-Hannifin Corp.	112	20,508

Snap-on, Inc.	39	5,393

Stanley Black & Decker, Inc.	123	17,121

		74,987

Media — 2.3%

Altice USA, Inc., Class A *	176	3,956

Charter Communications, Inc., Class A *	87	44,383

Comcast Corp., Class A	965	37,605

Discovery, Inc., Class A *	358	7,563

Discovery, Inc., Class C *	391	7,539

		101,046

Metals & Mining — 0.2%

Newmont Corp.	133	8,207

Multiline Retail — 0.7%

Dollar Tree, Inc. *	97	8,946

Target Corp.	187	22,480

		31,426

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	187	3,491

CMS Energy Corp.	188	10,957

DTE Energy Co.	66	7,116

Sempra Energy	46	5,426

		26,990

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	80	1,372

Cheniere Energy, Inc. *	102	4,924

Chevron Corp.	432	38,530

Diamondback Energy, Inc.	144	6,025

EOG Resources, Inc.	390	19,772

Exxon Mobil Corp.	197	8,808

Marathon Petroleum Corp.	137	5,127

ONEOK, Inc.	191	6,348

Phillips 66	165	11,870

Pioneer Natural Resources Co.	181	17,724

Williams Cos., Inc. (The)	203	3,862

		124,362

Pharmaceuticals — 4.3%

Bristol-Myers Squibb Co.	740	43,495

Eli Lilly and Co.	254	41,686

Johnson & Johnson	291	40,921

Merck & Co., Inc.	683	52,780

Pfizer, Inc.	245	8,006

		186,888

Professional Services — 0.1%

Verisk Analytics, Inc.	27	4,656

Road & Rail — 1.4%

CSX Corp.	237	16,498

Kansas City Southern	22	3,280

Lyft, Inc., Class A *	77	2,530

Norfolk Southern Corp.	185	32,565

Union Pacific Corp.	33	5,604

		60,477

Semiconductors & Semiconductor Equipment — 5.1%

Advanced Micro Devices, Inc. *	185	9,712

Analog Devices, Inc.	274	33,664

Applied Materials, Inc.	113	6,859

Intel Corp.	164	9,809

Lam Research Corp.	74	23,821

Microchip Technology, Inc.	90	9,445

Micron Technology, Inc. *	245	12,607

NVIDIA Corp.	86	32,505

NXP Semiconductors NV (Netherlands)	167	19,036

Qorvo, Inc. *	100	11,063

QUALCOMM, Inc.	104	9,509

Texas Instruments, Inc.	345	43,836

		221,866

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 9.0%

Fortinet, Inc. *	24	3,281

Intuit, Inc.	119	35,120

Microsoft Corp.	1,499	305,101

salesforce.com, Inc. *	249	46,569

Workday, Inc., Class A *	38	7,035

		397,106

Specialty Retail — 3.7%

AutoZone, Inc. *	18	20,550

Best Buy Co., Inc.	277	24,144

Home Depot, Inc. (The)	190	47,534

Lowe’s Cos., Inc.	281	37,940

Ross Stores, Inc.	132	11,224

TJX Cos., Inc. (The)	357	18,067

		159,459

Technology Hardware, Storage & Peripherals — 6.5%

Apple, Inc.	762	277,937

HP, Inc.	562	9,798

		287,735

Textiles, Apparel & Luxury Goods — 0.7%

Carter’s, Inc.	26	2,109

NIKE, Inc., Class B	256	25,058

Ralph Lauren Corp.	59	4,312

		31,479

Tobacco — 1.3%

Altria Group, Inc.	654	25,687

Philip Morris International, Inc.	459	32,138

		57,825

INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.6%

T-Mobile US, Inc. *	259	26,967

Total Common Stocks (Cost $2,976,403)		4,309,580

	NO. OF RIGHTS (000)
Rights — 0.0% (a)

Wireless Telecommunication Services — 0.0% (a)

T-Mobile US, Inc., expiring 7/27/2020 * (Cost $1,115)	232	39

	SHARES (000)
Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $110,137)	110,045	110,144

Total Investments — 101.3% (Cost $3,087,655)		4,419,763
Liabilities in Excess of Other Assets — (1.3)%		(54,999)

NET ASSETS — 100.0%		4,364,764

Percentages indicated are based on net assets.

(a)	Amount rounds to less than 0.1% of net assets.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	328	09/2020	USD	50,582	992

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
ASSETS:
Investments in non-affiliates, at value	$81,889		$28,681,470	$188,884
Investments in affiliates, at value	3,216		883,014	5,899
Cash	1		361	2
Receivables:
Investment securities sold	—		—	10,701
Fund shares sold	40		42,691	193
Interest and dividends from non-affiliates	44		51,541	1,298
Dividends from affiliates	—	(a)	11	—	(a)
Securities lending income (See Note 2.B.)	—	(a)	—	—
Other assets	—		168	—

Total Assets	85,190		29,659,256	206,977

LIABILITIES:
Payables:
Distributions	—		—	10
Investment securities purchased	—		50,059	14,200
Fund shares redeemed	10		37,478	906
Accrued liabilities:
Investment advisory fees	8		9,709	9
Administration fees	—		1,242	—
Distribution fees	3		1,597	5
Service fees	12		3,357	37
Custodian and accounting fees	9		173	12
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2	—	(a)
Audit fees	27		27	45
Printing and mailing costs	52		569	4
Registration fees	9		—	16
Other	6		106	3

Total Liabilities	136		104,319	15,247

Net Assets	$85,054		$29,554,937	$191,730

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
NET ASSETS:
Paid-in-Capital	$55,297	$26,551,129	$216,611
Total distributable earnings (loss)	29,757	3,003,808	(24,881)

Total Net Assets	$85,054	$29,554,937	$191,730

Net Assets:
Class A	$5,723	$3,234,850	$12,904
Class C	3,147	1,350,402	4,710
Class I	52,303	10,727,252	173,409
Class R2	—	72,182	—
Class R3	—	170,246	—
Class R4	—	106,277	—
Class R5	—	1,230,147	21
Class R6	23,881	12,663,581	686

Total	$85,054	$29,554,937	$191,730

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	213	199,425	996
Class C	123	85,030	363
Class I	1,910	649,396	13,378
Class R2	—	4,472	—
Class R3	—	10,504	—
Class R4	—	6,438	—
Class R5	—	74,412	2
Class R6	877	766,658	53

Net Asset Value (a):
Class A — Redemption price per share	$26.88	$16.22	$12.96
Class C — Offering price per share (b)	25.63	15.88	12.96
Class I — Offering and redemption price per share	27.38	16.52	12.96
Class R2 — Offering and redemption price per share	—	16.14	—
Class R3 — Offering and redemption price per share	—	16.21	—
Class R4 — Offering and redemption price per share	—	16.51	—
Class R5 — Offering and redemption price per share	—	16.53	12.96
Class R6 — Offering and redemption price per share	27.25	16.52	12.96
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$28.37	$17.12	$13.68

Cost of investments in non-affiliates	$58,592	$24,776,423	$181,141
Cost of investments in affiliates	3,215	882,345	5,899

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Growth and Income Fund		JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$701,191		$8,339,237		$22,142,641
Investments in affiliates, at value	25,234		456,381		1,084,362
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	—		—		1,199,704
Options purchased, at value	—		298,312		—
Cash	10		125		389
Deposits at broker for futures contracts	—		21,442		—
Receivables:
Investment securities sold	—		1,438,064		36,470
Fund shares sold	458		357,447		40,303
Dividends from non-affiliates	893		9,461		2,875
Dividends from affiliates	—	(a)	13		14
Securities lending income (See Note 2.B.)	—		—		2,105
Variation margin on futures contracts	—		3,458		—
Other assets	—		31		138

Total Assets	727,786		10,923,971		24,509,001

LIABILITIES:
Payables:
Investment securities purchased	—		1,867,528		—
Collateral received on securities loaned (See Note 2.B.)	—		—		1,199,704
Fund shares redeemed	337		5,598		32,745
Outstanding options written, at fair value	—		305,199		—
Accrued liabilities:
Investment advisory fees	207		1,587		7,064
Administration fees	25		472		411
Distribution fees	121		246		1,146
Service fees	109		1,457		2,278
Custodian and accounting fees	17		139		103
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	1
Audit fees	26		42		28
Printing and mailing costs	18		90		286
Registration fees	32		—		—
Other	40		21		69

Total Liabilities	932		2,182,379		1,243,835

Net Assets	$726,854		$8,741,592		$23,265,166

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$561,690	$7,976,458	$12,152,998
Total distributable earnings (loss)	165,164	765,134	11,112,168

Total Net Assets	$726,854	$8,741,592	$23,265,166

Net Assets:
Class A	$497,399	$473,314	$3,280,463
Class C	26,487	246,741	701,820
Class I	135,234	7,167,488	7,058,308
Class R2	1,126	—	118,628
Class R3	398	—	90,107
Class R4	1,159	—	64,792
Class R5	83	2,964	781,380
Class R6	64,968	851,085	11,169,668

Total	$726,854	$8,741,592	$23,265,166

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	10,903	21,684	68,286
Class C	652	11,372	19,807
Class I	2,798	327,324	144,303
Class R2	24	—	2,584
Class R3	8	—	1,864
Class R4	24	—	1,326
Class R5	2	135	15,564
Class R6	1,334	38,781	220,494

Net Asset Value (a):
Class A — Redemption price per share	$45.62	$21.83	$48.04
Class C — Offering price per share (b)	40.63	21.70	35.43
Class I — Offering and redemption price per share	48.34	21.90	48.91
Class R2 — Offering and redemption price per share	45.72	—	45.90
Class R3 — Offering and redemption price per share	48.25	—	48.34
Class R4 — Offering and redemption price per share	48.31	—	48.84
Class R5 — Offering and redemption price per share	48.69	21.93	50.20
Class R6 — Offering and redemption price per share	48.70	21.95	50.66
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$48.15	$23.04	$50.70

Cost of investments in non-affiliates	$534,823	$6,839,268	$11,896,273
Cost of investments in affiliates	25,216	456,381	1,083,765
Cost of options purchased	—	309,275	—
Investment securities on loan, at value (See Note 2.B.)	—	—	1,215,560
Cost of investment of cash collateral (See Note 2.B.)	—	—	1,199,665
Premiums received from options written	—	300,626	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
ASSETS:
Investments in non-affiliates, at value	$1,244,852		$14,941,211	$3,913,916		$4,309,619
Investments in affiliates, at value	12,570		41,341	35,661		110,144
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	60,397		13,679	—		—
Cash	6		47	23		44
Deposits at broker for futures contracts	—		—	368		9,236
Receivables:
Investment securities sold	2,020		65,587	39,484		10,105
Fund shares sold	676		12,528	697		3,431
Interest and dividends from non-affiliates	2,084		11,462	3,941		4,541
Dividends from affiliates	—	(a)	1	—	(a)	1
Tax reclaims	—		—	6		6
Securities lending income (See Note 2.B.)	26		24	—		—
Variation margin on futures contracts	—		—	26		871

Total Assets	1,322,631		15,085,880	3,994,122		4,447,998

LIABILITIES:
Payables:
Securities sold short, at value	—		—	895,228		—
Dividend expense to non-affiliates on securities sold short	—		—	1,071		—
Investment securities purchased	239		90,961	42,579		76,348
Collateral received on securities loaned (See Note 2.B.)	60,397		13,679	—		—
Fund shares redeemed	1,254		34,853	2,343		5,629
Accrued liabilities:
Investment advisory fees	375		4,634	1,570		714
Administration fees	48		658	146		155
Distribution fees	66		665	117		37
Service fees	78		881	308		62
Custodian and accounting fees	19		122	109		37
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	—	(a)	1
Audit fees	27		28	38		29
Printing and mailing costs	78		536	172		154
Registration fees	35		28	96		38
Other	18		72	39		30

Total Liabilities	62,634		147,118	943,816		83,234

Net Assets	$1,259,997		$14,938,762	$3,050,306		$4,364,764

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
NET ASSETS:
Paid-in-Capital	$1,337,326	$10,151,899	$1,092,254	$3,003,808
Total distributable earnings (loss)	(77,329)	4,786,863	1,958,052	1,360,956

Total Net Assets	$1,259,997	$14,938,762	$3,050,306	$4,364,764

Net Assets:
Class A	$119,402	$1,869,111	$267,701	$183,005
Class C	33,769	274,741	59,105	—
Class I	262,414	1,038,998	2,189,079	204,193
Class L	—	1,309,531	—	391,894
Class R2	17,777	216,689	4,560	—
Class R3	18	117,991	—	—
Class R4	11,823	21,651	—	—
Class R5	18,535	817,671	38,447	—
Class R6	796,259	9,272,379	491,414	3,585,672

Total	$1,259,997	$14,938,762	$3,050,306	$4,364,764

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,384	115,270	10,891	6,893
Class C	2,775	17,611	2,607	—
Class I	21,012	63,841	87,406	7,606
Class L	—	80,324	—	14,625
Class R2	1,410	13,508	194	—
Class R3	1	7,305	—	—
Class R4	929	1,332	—	—
Class R5	1,469	50,136	1,526	—
Class R6	63,531	567,326	19,515	133,743

Net Asset Value (a):
Class A — Redemption price per share	$12.72	$16.22	$24.58	$26.55
Class C — Offering price per share (b)	12.17	15.60	22.67	—
Class I — Offering and redemption price per share	12.49	16.27	25.04	26.85
Class L — Offering and redemption price per share	—	16.30	—	26.80
Class R2 — Offering and redemption price per share	12.61	16.04	23.54	—
Class R3 — Offering and redemption price per share	12.48	16.15	—	—
Class R4 — Offering and redemption price per share	12.73	16.25	—	—
Class R5 — Offering and redemption price per share	12.62	16.31	25.20	—
Class R6 — Offering and redemption price per share	12.53	16.34	25.18	26.81
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$13.42	$17.12	$25.94	$28.02

Cost of investments in non-affiliates	$1,245,090	$10,549,672	$2,450,303	$2,977,518
Cost of investments in affiliates	12,570	41,341	35,657	110,137
Investment securities on loan, at value (See Note 2.B.)	59,241	13,372	—	—
Cost of investment of cash collateral (See Note 2.B.)	60,398	13,679	—	—
Proceeds from securities sold short	—	—	963,436	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$9	$11,943
Interest income from affiliates	—	(a)	—	—
Dividend income from non-affiliates	1,544		779,142	2,277
Dividend income from affiliates	35		15,227	25
Income from securities lending (net) (See Note 2.B.)	—	(a)	—	—

Total investment income	1,579		794,378	14,245

EXPENSES:
Investment advisory fees	491		112,524	293
Administration fees	72		14,360	88
Distribution fees:
Class A	14		8,521	15
Class C	24		10,928	17
Class R2	—		433	—
Class R3	—		407	—
Service fees:
Class A	14		8,521	15
Class C	8		3,643	6
Class I	155		25,616	271
Class R2	—		216	—
Class R3	—		407	—
Class R4	—		231	—
Class R5	—		1,423	— (a)
Custodian and accounting fees	23		738	45
Interest expense to affiliates	—	(a)	1	2
Professional fees	55		347	97
Trustees’ and Chief Compliance Officer’s fees	26		126	26
Printing and mailing costs	40		1,631	22
Registration and filing fees	76		1,005	176
Transfer agency fees (See Note 2.J.)	5		864	2
Offering costs (See Note 2.H.)	—		—	5
Other	9		359	10

Total expenses	1,012		192,301	1,090

Less fees waived	(223)		(1,353)	(299)
Less expense reimbursements	—		—	(58)

Net expenses	789		190,948	733

Net investment income (loss)	790		603,430	13,512

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	11,965		(525,415)	(29,238)
Investments in affiliates	(2)		164	— (a)

Net realized gain (loss)	11,963		(525,251)	(29,238)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(8,471)		(2,031,491)	4,460
Investments in affiliates	1		588	— (a)

Change in net unrealized appreciation/depreciation	(8,470)		(2,030,903)	4,460

Net realized/unrealized gains (losses)	3,493		(2,556,154)	(24,778)

Change in net assets resulting from operations	$4,283		$(1,952,724)	$(11,266)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth and Income Fund	JPMorgan Hedged Equity Fund	JPMorgan Large Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$58	$12
Interest income from affiliates	— (a)	—	— (a)
Dividend income from non-affiliates	17,415	131,924	143,212
Dividend income from affiliates	287	1,628	8,356
Non-cash dividend income from non-affiliates	—	9,811	—
Income from securities lending (net) (See Note 2.B.)	— (a)	—	9,815

Total investment income	17,702	143,421	161,395

EXPENSES:
Investment advisory fees	2,780	16,376	80,645
Administration fees	521	4,913	11,495
Distribution fees:
Class A	1,278	1,037	6,695
Class C	207	1,468	4,137
Class R2	3	—	604
Class R3	— (a)	—	165
Service fees:
Class A	1,278	1,037	6,695
Class C	69	489	1,379
Class I	258	13,347	12,683
Class R2	1	—	302
Class R3	— (a)	—	165
Class R4	1	—	68
Class R5	— (a)	2	713
Custodian and accounting fees	41	354	442
Interest expense to affiliates	—	7	4
Professional fees	60	147	240
Trustees’ and Chief Compliance Officer’s fees	28	48	88
Printing and mailing costs	51	391	709
Registration and filing fees	125	471	577
Transfer agency fees (See Note 2.J.)	193	125	524
Other	21	103	230

Total expenses	6,915	40,315	128,560

Less fees waived	(780)	(366)	(17,465)
Less expense reimbursements	(8)	(7)	(17)

Net expenses	6,127	39,942	111,078

Net investment income (loss)	11,575	103,479	50,317

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,993	(329,388)	1,883,710
Investments in affiliates	(1)	—	125
Options purchased	—	401,900	—
Futures contracts	—	14,045	—
Options written	—	(556,447)	—

Net realized gain (loss)	1,992	(469,890)	1,883,835

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(46,648)	914,381	3,286,356
Investments in affiliates	17	—	592
Options purchased	—	(9,352)	—
Futures contracts	—	441	—
Options written	—	(3,226)	—

Change in net unrealized appreciation/depreciation	(46,631)	902,244	3,286,948

Net realized/unrealized gains (losses)	(44,639)	432,354	5,170,783

Change in net assets resulting from operations	$(33,064)	$535,833	$5,221,100

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020 (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Research Enhanced Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$43	$32	$29
Interest income from affiliates	—	— (a)	2	— (a)
Dividend income from non-affiliates	32,140	237,219	86,340	86,166
Dividend income from affiliates	480	2,292	988	793
Non-cash dividend income from non-affiliates	—	—	—	4,720
Income from securities lending (net) (See Note 2.B.)	105	201	—	—

Total investment income	32,726	239,755	87,362	91,708

EXPENSES:
Investment advisory fees	5,752	58,661	27,650	11,230
Administration fees	1,079	9,861	3,159	3,369
Distribution fees:
Class A	551	4,221	1,161	472
Class C	340	2,074	629	—
Class R2	100	1,136	25	—
Class R3	— (a)	283	—	—
Service fees:
Class A	551	4,221	1,161	472
Class C	113	691	210	—
Class I	662	2,555	7,354	526
Class L	—	1,423	—	401
Class R2	50	568	12	—
Class R3	— (a)	283	—	—
Class R4	32	55	—	—
Class R5	26	812	83	—
Custodian and accounting fees	56	428	268	142
Interest expense to affiliates	—	2	7	— (a)
Professional fees	68	217	120	112
Trustees’ and Chief Compliance Officer’s fees	31	79	42	43
Printing and mailing costs	103	466	112	52
Registration and filing fees	166	280	191	96
Transfer agency fees (See Note 2.J.)	110	388	109	75
Dividend expense to non-affiliates on securities sold short	—	—	28,761	—
Interest expense to non-affiliates on securities sold short	—	—	5,979	—
Other	25	214	71	77

Total expenses	9,815	88,918	77,104	17,067

Less fees waived	(1,106)	(6,033)	(5,804)	(4,578)
Less expense reimbursements	(18)	(86)	(3)	(34)

Net expenses	8,691	82,799	71,297	12,455

Net investment income (loss)	24,035	156,956	16,065	79,253

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(22,839)	1,059,829	1,393,660	808,278
Investments in affiliates	17	(3)	26	(11)
Futures contracts	—	14,270	(11,552)	878
Securities sold short	—	—	79,467	—

Net realized gain (loss)	(22,822)	1,074,096	1,461,601	809,145

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(109,303)	589,057	(1,035,662)	(499,924)
Investments in affiliates	(2)	(10)	2	3
Futures contracts	—	(142)	132	356
Securities sold short	—	—	(9,577)	—

Change in net unrealized appreciation/depreciation	(109,305)	588,905	(1,045,105)	(499,565)

Net realized/unrealized gains (losses)	(132,127)	1,663,001	416,496	309,580

Change in net assets resulting from operations	$(108,092)	$1,819,957	$432,561	$388,833

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$790	$1,021	$603,430	$417,629
Net realized gain (loss)	11,963	25,683	(525,251)	261,966
Change in net unrealized appreciation/depreciation	(8,470)	(16,976)	(2,030,903)	1,549,963

Change in net assets resulting from operations	4,283	9,728	(1,952,724)	2,229,558

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(962)	(681)	(100,496)	(140,305)
Class C	(540)	(399)	(36,790)	(57,794)
Class I	(10,258)	(14,230)	(324,790)	(356,669)
Class R2	—	—	(2,344)	(3,859)
Class R3	—	—	(4,859)	(5,148)
Class R4	—	—	(2,895)	(1,500)
Class R5	—	—	(46,903)	(59,529)
Class R6 (a)	(4,735)	(2)	(394,174)	(310,524)

Total distributions to shareholders	(16,495)	(15,312)	(913,251)	(935,328)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(9,562)	(140,958)	8,758,465	5,113,722

NET ASSETS:
Change in net assets	(21,774)	(146,542)	5,892,490	6,407,952
Beginning of period	106,828	253,370	23,662,447	17,254,495

End of period	$85,054	$106,828	$29,554,937	$23,662,447

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Growth and Income Fund
	Year Ended June 30, 2020	Period Ended June 30, 2019 (a)	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,512	$3,239	$11,575	$11,130
Net realized gain (loss)	(29,238)	(3,432)	1,992	16,767
Change in net unrealized appreciation/depreciation	4,460	3,283	(46,631)	12,931

Change in net assets resulting from operations	(11,266)	3,090	(33,064)	40,828

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(857)	(2)	(19,342)	(28,923)
Class C	(258)	(1)	(1,019)	(1,489)
Class I	(12,367)	(3,249)	(3,705)	(5,085)
Class R2	—	—	(16)	(6)
Class R3	—	—	(2)	(1)
Class R4	—	—	(12)	(1)
Class R5	(2)	(1)	(3)	(3)
Class R6	(39)	(1)	(2,189)	(2,303)

Total distributions to shareholders	(13,523)	(3,254)	(26,288)	(37,811)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	162,286	54,397	133,703	38,723

NET ASSETS:
Change in net assets	137,497	54,233	74,351	41,740
Beginning of period	54,233	—	652,503	610,763

End of period	$191,730	$54,233	$726,854	$652,503

(a)	Commencement of operations was August 31, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$103,479	$44,889	$50,317	$9,977
Net realized gain (loss)	(469,890)	(199,259)	1,883,835	2,059,616
Change in net unrealized appreciation/depreciation	902,244	377,249	3,286,948	(142,274)

Change in net assets resulting from operations	535,833	222,879	5,221,100	1,927,319

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,986)	(2,575)	(307,305)	(290,662)
Class C	(836)	(707)	(82,111)	(80,926)
Class I	(62,588)	(36,679)	(568,389)	(537,464)
Class R2	—	—	(16,104)	(19,576)
Class R3	—	—	(7,619)	(2,356)
Class R4	—	—	(2,550)	(823)
Class R5	(32)	(7)	(83,447)	(94,352)
Class R6	(8,633)	(3,472)	(964,234)	(744,597)

Total distributions to shareholders	(76,075)	(43,440)	(2,031,759)	(1,770,756)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,226,028	2,447,975	4,163,215	1,405,460

NET ASSETS:
Change in net assets	3,685,786	2,627,414	7,352,556	1,562,023
Beginning of period	5,055,806	2,428,392	15,912,610	14,350,587

End of period	$8,741,592	$5,055,806	$23,265,166	$15,912,610

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,035	$24,256	$156,956	$163,804
Net realized gain (loss)	(22,822)	(38,069)	1,074,096	1,320,157
Change in net unrealized appreciation/depreciation	(109,305)	29,360	588,905	(180,336)

Change in net assets resulting from operations	(108,092)	15,547	1,819,957	1,303,625

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,660)	(14,350)	(161,648)	(145,610)
Class C	(354)	(4,699)	(26,242)	(34,523)
Class I	(4,022)	(26,304)	(97,817)	(176,401)
Class L	—	—	(142,043)	(197,302)
Class R2	(207)	(1,479)	(21,799)	(28,317)
Class R3 (a)	— (b)	(1)	(11,145)	(10,133)
Class R4 (a)	(193)	(93)	(2,149)	(1,931)
Class R5	(425)	(2,258)	(80,738)	(104,750)
Class R6	(15,475)	(70,128)	(925,117)	(936,749)

Total distributions to shareholders	(23,336)	(119,312)	(1,468,698)	(1,635,716)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(19,703)	(137,459)	286,006	(424,509)

NET ASSETS:
Change in net assets	(151,131)	(241,224)	637,265	(756,600)
Beginning of period	1,411,128	1,652,352	14,301,497	15,058,097

End of period	$1,259,997	$1,411,128	$14,938,762	$14,301,497

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,065	$33,620	$79,253	$100,475
Net realized gain (loss)	1,461,601	962,925	809,145	517,266
Change in net unrealized appreciation/depreciation	(1,045,105)	(561,494)	(499,565)	(24,892)

Change in net assets resulting from operations	432,561	435,051	388,833	592,849

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(110,686)	(96,383)	(21,842)	(27,920)
Class C	(22,436)	(20,837)	—	—
Class I	(858,499)	(784,212)	(23,849)	(27,285)
Class L	—	—	(45,099)	(51,150)
Class R2	(1,126)	(839)	—	—
Class R5	(20,316)	(16,031)	—	—
Class R6	(161,893)	(193,852)	(463,809)	(633,551)

Total distributions to shareholders	(1,174,956)	(1,112,154)	(554,599)	(739,906)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(2,626,307)	(1,932,512)	(1,284,816)	(774,687)

NET ASSETS:
Change in net assets	(3,368,702)	(2,609,615)	(1,450,582)	(921,744)
Beginning of period	6,419,008	9,028,623	5,815,346	6,737,090

End of period	$3,050,306	$6,419,008	$4,364,764	$5,815,346

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,181	$2,435	$1,164,544	$755,202
Distributions reinvested	962	681	95,360	133,800
Cost of shares redeemed	(2,204)	(1,458)	(977,172)	(824,132)

Change in net assets resulting from Class A capital transactions	$939	$1,658	$282,732	$64,870

Class C
Proceeds from shares issued	$409	$529	$366,152	$284,340
Distributions reinvested	540	399	32,079	51,095
Cost of shares redeemed	(490)	(688)	(334,932)	(286,413)

Change in net assets resulting from Class C capital transactions	$459	$240	$63,299	$49,022

Class I
Proceeds from shares issued	$4,205	$23,367	$5,501,467	$3,482,287
Distributions reinvested	10,183	14,130	291,290	318,091
Cost of shares redeemed	(30,218)	(198,184)	(3,044,873)	(1,602,290)

Change in net assets resulting from Class I capital transactions	$(15,830)	$(160,687)	$2,747,884	$2,198,088

Class R2
Proceeds from shares issued	$—	$—	$23,230	$30,350
Distributions reinvested	—	—	2,243	3,484
Cost of shares redeemed	—	—	(40,287)	(25,985)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(14,814)	$7,849

Class R3
Proceeds from shares issued	$—	$—	$92,006	$64,756
Distributions reinvested	—	—	4,162	4,644
Cost of shares redeemed	—	—	(46,297)	(30,072)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$49,871	$39,328

Class R4
Proceeds from shares issued	$—	$—	$71,534	$57,970
Distributions reinvested	—	—	2,895	1,500
Cost of shares redeemed	—	—	(23,816)	(20,302)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$50,613	$39,168

Class R5
Proceeds from shares issued	$—	$—	$478,990	$460,008
Distributions reinvested	—	—	44,948	55,745
Cost of shares redeemed	—	—	(593,726)	(273,526)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(69,788)	$242,227

Class R6 (a)
Proceeds from shares issued	$7,519	$40,177	$7,465,340	$3,362,596
Subscriptions in-kind (See Note 9)	—	—	48,418	—
Distributions reinvested	4,735	2	377,452	292,441
Cost of shares redeemed	(7,384)	(22,348)	(2,242,542)	(1,127,173)
Redemptions in-kind (See Note 8)	—	—	—	(54,694)

Change in net assets resulting from Class R6 capital transactions	$4,870	$17,831	$5,648,668	$2,473,170

Total change in net assets resulting from capital transactions	$(9,562)	$(140,958)	$8,758,465	$5,113,722

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	79	81	67,608	44,333
Reinvested	35	25	5,373	8,045
Redeemed	(84)	(51)	(57,395)	(48,297)

Change in Class A Shares	30	55	15,586	4,081

Class C
Issued	17	18	21,351	17,076
Reinvested	21	15	1,838	3,143
Redeemed	(21)	(25)	(20,307)	(17,081)

Change in Class C Shares	17	8	2,882	3,138

Class I
Issued	143	726	317,929	201,387
Reinvested	366	511	16,183	18,776
Redeemed	(1,079)	(6,421)	(181,493)	(93,029)

Change in Class I Shares	(570)	(5,184)	152,619	127,134

Class R2
Issued	—	—	1,382	1,779
Reinvested	—	—	126	211
Redeemed	—	—	(2,304)	(1,521)

Change in Class R2 Shares	—	—	(796)	469

Class R3
Issued	—	—	5,236	3,784
Reinvested	—	—	235	280
Redeemed	—	—	(2,666)	(1,796)

Change in Class R3 Shares	—	—	2,805	2,268

Class R4
Issued	—	—	3,947	3,364
Reinvested	—	—	162	88
Redeemed	—	—	(1,344)	(1,151)

Change in Class R4 Shares	—	—	2,765	2,301

Class R5
Issued	—	—	26,787	26,643
Reinvested	—	—	2,489	3,283
Redeemed	—	—	(33,212)	(15,716)

Change in Class R5 Shares	—	—	(3,936)	14,210

Class R6 (a)
Issued	264	1,490	418,476	192,820
Subscriptions in-kind (See Note 9)	—	—	2,637	—
Reinvested	170	— (b)	21,032	17,229
Redeemed	(290)	(757)	(128,412)	(64,768)
Redemptions in-kind (See Note 8)	—	—	—	(3,151)

Change in Class R6 Shares	144	733	313,733	142,130

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Equity Focus Fund.
(b)	Amount rounds to less than one thousand

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Year Ended June 30, 2020	Period Ended June 30, 2019 (a)		Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,022	$123		$103,634	$48,540
Distributions reinvested	852	2		18,821	28,106
Cost of shares redeemed	(11,252)	—	(b)	(69,860)	(63,999)

Change in net assets resulting from Class A capital transactions	$14,622	$125		$52,595	$12,647

Class C
Proceeds from shares issued	$5,247	$20		$9,193	$8,554
Distributions reinvested	254	1		848	1,282
Cost of shares redeemed	(238)	—		(6,721)	(6,924)

Change in net assets resulting from Class C capital transactions	$5,263	$21		$3,320	$2,912

Class I
Proceeds from shares issued	$165,512	$51,120		$75,806	$37,640
Distributions reinvested	12,358	3,248		3,345	4,589
Cost of shares redeemed	(36,261)	(159)		(33,791)	(26,157)

Change in net assets resulting from Class I capital transactions	$141,609	$54,209		$45,360	$16,072

Class R2
Proceeds from shares issued	$—	$—		$1,202	$66
Distributions reinvested	—	—		16	6
Cost of shares redeemed	—	—		(111)	(3)

Change in net assets resulting from Class R2 capital transactions	$—	$—		$1,107	$69

Class R3
Proceeds from shares issued	$—	$—		$400	$—
Distributions reinvested	—	—		2	1
Cost of shares redeemed	—	—		— (b)	—

Change in net assets resulting from Class R3 capital transactions	$—	$—		$402	$1

Class R4
Proceeds from shares issued	$—	$—		$1,340	$—
Distributions reinvested	—	—		12	1
Cost of shares redeemed	—	—		(38)	—

Change in net assets resulting from Class R4 capital transactions	$—	$—		$1,314	$1

Class R5
Proceeds from shares issued	$—	$20		$71	$30
Distributions reinvested	2	1		3	3
Cost of shares redeemed	—	—		(55)	(3)

Change in net assets resulting from Class R5 capital transactions	$2	$21		$19	$30

Class R6
Proceeds from shares issued	$939	$20		$48,377	$12,212
Distributions reinvested	25	1		2,097	2,197
Cost of shares redeemed	(174)	—		(20,888)	(7,418)

Change in net assets resulting from Class R6 capital transactions	$790	$21		$29,586	$6,991

Total change in net assets resulting from capital transactions	$162,286	$54,397		$133,703	$38,723

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Equity Premium Income Fund			JPMorgan Growth and Income Fund
	Year Ended June 30, 2020	Period Ended June 30, 2019 (a)		Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,779	8		2,118	987
Reinvested	66	—	(b)	373	606
Redeemed	(857)	—	(b)	(1,432)	(1,316)

Change in Class A Shares	988	8		1,059	277

Class C
Issued	362	1		209	198
Reinvested	19	—	(b)	19	31
Redeemed	(19)	—		(160)	(158)

Change in Class C Shares	362	1		68	71

Class I
Issued	11,688	3,410		1,616	736
Reinvested	917	225		64	93
Redeemed	(2,849)	(11)		(675)	(519)

Change in Class I Shares	9,756	3,624		1,005	310

Class R2
Issued	—	—		24	1
Reinvested	—	—		— (b)	—	(b)
Redeemed	—	—		(2)	—	(b)

Change in Class R2 Shares	—	—		22	1

Class R3
Issued	—	—		7	—
Reinvested	—	—		— (b)	1
Redeemed	—	—		— (b)	—

Change in Class R3 Shares	—	—		7	1

Class R4
Issued	—	—		24	—
Reinvested	—	—		— (b)	1
Redeemed	—	—		(1)	—

Change in Class R4 Shares	—	—		23	1

Class R5
Issued	—	1		2	—	(b)
Reinvested	1	—	(b)	— (b)	—	(b)
Redeemed	—	—		(1)	—	(b)

Change in Class R5 Shares	1	1		1	—	(b)

Class R6
Issued	64	1		915	235
Reinvested	2	—	(b)	39	44
Redeemed	(14)	—		(395)	(144)

Change in Class R6 Shares	52	1		559	135

(a)	Commencement of operations was August 31, 2018.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$495,566	$200,515	$1,093,424	$565,602
Distributions reinvested	3,972	2,559	290,772	268,247
Cost of shares redeemed	(348,671)	(196,149)	(1,019,134)	(848,901)

Change in net assets resulting from Class A capital transactions	$150,867	$6,925	$365,062	$(15,052)

Class C
Proceeds from shares issued	$128,940	$98,773	$194,307	$101,496
Distributions reinvested	835	705	64,738	64,190
Cost of shares redeemed	(56,070)	(27,734)	(147,910)	(162,510)

Change in net assets resulting from Class C capital transactions	$73,705	$71,744	$111,135	$3,176

Class I
Proceeds from shares issued	$5,474,198	$3,264,704	$2,721,471	$1,278,824
Distributions reinvested	59,927	34,623	522,530	499,924
Cost of shares redeemed	(2,956,713)	(1,180,493)	(1,843,411)	(1,526,803)

Change in net assets resulting from Class I capital transactions	$2,577,412	$2,118,834	$1,400,590	$251,945

Class R2
Proceeds from shares issued	$—	$—	$36,135	$52,974
Distributions reinvested	—	—	13,984	15,016
Cost of shares redeemed	—	—	(83,183)	(85,360)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$(33,064)	$(17,370)

Class R3
Proceeds from shares issued	$—	$—	$51,615	$41,442
Distributions reinvested	—	—	4,020	1,370
Cost of shares redeemed	—	—	(23,556)	(5,767)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$32,079	$37,045

Class R4
Proceeds from shares issued	$—	$—	$49,115	$5,495
Distributions reinvested	—	—	2,550	823
Cost of shares redeemed	—	—	(6,458)	(1,898)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$45,207	$4,420

Class R5
Proceeds from shares issued	$1,405	$1,826	$172,183	$171,763
Distributions reinvested	32	7	78,312	89,822
Cost of shares redeemed	(550)	(105)	(278,117)	(351,362)

Change in net assets resulting from Class R5 capital transactions	$887	$1,728	$(27,622)	$(89,777)

Class R6
Proceeds from shares issued	$755,421	$295,474	$3,367,122	$1,840,965
Distributions reinvested	3,351	978	931,375	723,675
Cost of shares redeemed	(335,615)	(47,708)	(2,028,669)	(1,333,567)

Change in net assets resulting from Class R6 capital transactions	$423,157	$248,744	$2,269,828	$1,231,073

Total change in net assets resulting from capital transactions	$3,226,028	$2,447,975	$4,163,215	$1,405,460

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Hedged Equity Fund		JPMorgan Large Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	23,862	10,234	26,425	14,213
Reinvested	190	131	7,477	7,726
Redeemed	(17,011)	(10,028)	(24,532)	(21,501)

Change in Class A Shares	7,041	337	9,370	438

Class C
Issued	6,200	5,092	6,347	3,322
Reinvested	40	37	2,250	2,388
Redeemed	(2,757)	(1,432)	(4,817)	(5,303)

Change in Class C Shares	3,483	3,697	3,780	407

Class I
Issued	261,714	166,589	64,836	31,957
Reinvested	2,858	1,758	13,208	14,219
Redeemed	(145,069)	(60,565)	(44,234)	(38,672)

Change in Class I Shares	119,503	107,782	33,810	7,504

Class R2
Issued	—	—	906	1,393
Reinvested	—	—	376	449
Redeemed	—	—	(2,121)	(2,227)

Change in Class R2 Shares	—	—	(839)	(385)

Class R3
Issued	—	—	1,251	1,026
Reinvested	—	—	103	39
Redeemed	—	—	(568)	(148)

Change in Class R3 Shares	—	—	786	917

Class R4
Issued	—	—	1,166	139
Reinvested	—	—	64	23
Redeemed	—	—	(157)	(47)

Change in Class R4 Shares	—	—	1,073	115

Class R5
Issued	66	92	3,989	4,109
Reinvested	2	— (a)	1,927	2,499
Redeemed	(26)	(5)	(6,525)	(8,504)

Change in Class R5 Shares	42	87	(609)	(1,896)

Class R6
Issued	36,462	15,045	77,205	44,475
Reinvested	159	49	22,702	19,983
Redeemed	(16,768)	(2,420)	(47,053)	(32,490)

Change in Class R6 Shares	19,853	12,674	52,854	31,968

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$138,275	$38,199	$715,588	$668,701
Distributions reinvested	2,618	13,929	154,154	132,720
Cost of shares redeemed	(156,095)	(120,946)	(605,447)	(561,909)

Change in net assets resulting from Class A capital transactions	$(15,202)	$(68,818)	$264,295	$239,512

Class C
Proceeds from shares issued	$3,402	$12,245	$40,488	$47,501
Distributions reinvested	344	4,589	24,891	32,837
Cost of shares redeemed	(20,436)	(26,332)	(84,646)	(81,416)

Change in net assets resulting from Class C capital transactions	$(16,690)	$(9,498)	$(19,267)	$(1,078)

Class I
Proceeds from shares issued	$187,035	$180,351	$295,219	$408,617
Distributions reinvested	4,008	26,175	94,363	171,208
Cost of shares redeemed	(206,607)	(258,184)	(492,924)	(922,817)

Change in net assets resulting from Class I capital transactions	$(15,564)	$(51,658)	$(103,342)	$(342,992)

Class L
Proceeds from shares issued	$—	$—	$269,061	$340,083
Distributions reinvested	—	—	124,874	166,869
Cost of shares redeemed	—	—	(663,087)	(575,141)

Change in net assets resulting from Class L capital transactions	$—	$—	$(269,152)	$(68,189)

Class R2
Proceeds from shares issued	$4,111	$9,456	$28,578	$31,183
Distributions reinvested	196	1,316	21,162	26,663
Cost of shares redeemed	(6,217)	(4,971)	(82,008)	(72,348)

Change in net assets resulting from Class R2 capital transactions	$(1,910)	$5,801	$(32,268)	$(14,502)

Class R3 (a)
Proceeds from shares issued	$— (b)	$20	$27,510	$53,558
Distributions reinvested	— (b)	1	10,063	9,047
Cost of shares redeemed	— (b)	—	(33,612)	(9,993)

Change in net assets resulting from Class R3 capital transactions	$— (b)	$21	$3,961	$52,612

Class R4 (a)
Proceeds from shares issued	$1,815	$13,825	$4,496	$17,146
Distributions reinvested	192	93	2,149	1,931
Cost of shares redeemed	(3,474)	(1,201)	(8,139)	(6,325)

Change in net assets resulting from Class R4 capital transactions	$(1,467)	$12,717	$(1,494)	$12,752

Class R5
Proceeds from shares issued	$7,109	$20,278	$78,859	$73,209
Distributions reinvested	420	2,241	73,591	94,444
Cost of shares redeemed	(17,058)	(13,694)	(194,808)	(236,756)

Change in net assets resulting from Class R5 capital transactions	$(9,529)	$8,825	$(42,358)	$(69,103)

Class R6
Proceeds from shares issued	$166,602	$325,810	$1,785,782	$1,335,233
Subscriptions in-kind (See Note 9)	—	—	45,414	—
Distributions reinvested	15,432	69,882	919,240	934,866
Cost of shares redeemed	(141,375)	(430,541)	(2,264,805)	(2,503,620)

Change in net assets resulting from Class R6 capital transactions	$40,659	$(34,849)	$485,631	$(233,521)

Total change in net assets resulting from capital transactions	$(19,703)	$(137,459)	$286,006	$(424,509)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan Large Cap Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	10,104	2,636	46,733	43,450
Reinvested	196	1,057	9,829	9,250
Redeemed	(11,819)	(8,443)	(39,445)	(35,922)

Change in Class A Shares	(1,519)	(4,750)	17,117	16,778

Class C
Issued	262	893	2,740	3,118
Reinvested	26	365	1,647	2,381
Redeemed	(1,590)	(1,966)	(5,697)	(5,483)

Change in Class C Shares	(1,302)	(708)	(1,310)	16

Class I
Issued	14,482	12,677	18,972	26,279
Reinvested	306	2,016	5,999	11,895
Redeemed	(15,555)	(18,372)	(31,630)	(59,810)

Change in Class I Shares	(767)	(3,679)	(6,659)	(21,636)

Class L
Issued	—	—	17,663	21,487
Reinvested	—	—	7,922	11,566
Redeemed	—	—	(42,694)	(37,224)

Change in Class L Shares	—	—	(17,109)	(4,171)

Class R2
Issued	326	652	1,874	2,018
Reinvested	15	101	1,363	1,883
Redeemed	(468)	(353)	(5,292)	(4,597)

Change in Class R2 Shares	(127)	400	(2,055)	(696)

Class R3 (a)
Issued	— (b)	1	1,723	3,354
Reinvested	— (b)	— (b)	644	633
Redeemed	— (b)	—	(2,144)	(643)

Change in Class R3 Shares	— (b)	1	223	3,344

Class R4 (a)
Issued	134	1,113	290	1,067
Reinvested	14	7	137	134
Redeemed	(250)	(89)	(534)	(400)

Change in Class R4 Shares	(102)	1,031	(107)	801

Class R5
Issued	542	1,415	5,056	4,699
Reinvested	32	170	4,669	6,538
Redeemed	(1,286)	(950)	(12,468)	(15,115)

Change in Class R5 Shares	(712)	635	(2,743)	(3,878)

Class R6
Issued	12,775	22,094	113,479	85,926
Subscriptions in-kind (See Note 9)	—	—	2,771	—
Reinvested	1,189	5,350	58,213	64,491
Redeemed	(10,425)	(29,764)	(143,075)	(154,015)

Change in Class R6 Shares	3,539	(2,320)	31,388	(3,598)

(a)	Commencement of offering of class of shares effective October 1, 2018 for JPMorgan Large Cap Value Fund.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$82,531	$135,379	$56,324	$34,397
Distributions reinvested	107,818	94,468	21,732	27,797
Cost of shares redeemed	(536,310)	(275,160)	(97,073)	(123,985)

Change in net assets resulting from Class A capital transactions	$(345,961)	$(45,313)	$(19,017)	$(61,791)

Class C
Proceeds from shares issued	$7,465	$12,993	$—	$—
Distributions reinvested	19,111	17,995	—	—
Cost of shares redeemed	(60,945)	(67,277)	—	—

Change in net assets resulting from Class C capital transactions	$(34,369)	$(36,289)	$—	$—

Class I
Proceeds from shares issued	$542,564	$888,442	$49,261	$56,824
Distributions reinvested	811,087	739,627	23,349	26,614
Cost of shares redeemed	(3,344,154)	(2,590,860)	(94,822)	(115,409)

Change in net assets resulting from Class I capital transactions	$(1,990,503)	$(962,791)	$(22,212)	$(31,971)

Class L
Proceeds from shares issued	$—	$—	$76,268	$60,334
Distributions reinvested	—	—	26,507	32,173
Cost of shares redeemed	—	—	(125,628)	(138,095)

Change in net assets resulting from Class L capital transactions	$—	$—	$(22,853)	$(45,588)

Class R2
Proceeds from shares issued	$1,116	$946	$—	$—
Distributions reinvested	808	532	—	—
Cost of shares redeemed	(1,967)	(2,235)	—	—

Change in net assets resulting from Class R2 capital transactions	$(43)	$(757)	$—	$—

Class R5
Proceeds from shares issued	$15,058	$22,201	$—	$—
Distributions reinvested	20,259	15,977	—	—
Cost of shares redeemed	(84,259)	(57,731)	—	—

Change in net assets resulting from Class R5 capital transactions	$(48,942)	$(19,553)	$—	$—

Class R6
Proceeds from shares issued	$91,207	$38,738	$898,953	$253,929
Distributions reinvested	113,531	166,828	462,987	633,410
Cost of shares redeemed	(411,227)	(1,073,375)	(1,245,965)	(1,522,676)
Redemptions in-kind (See Note 8)	—	—	(1,336,709)	—

Change in net assets resulting from Class R6 capital transactions	$(206,489)	$(867,809)	$(1,220,734)	$(635,337)

Total change in net assets resulting from capital transactions	$(2,626,307)	$(1,932,512)	$(1,284,816)	$(774,687)

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	JPMorgan U.S. Large Cap Core Plus Fund		JPMorgan U.S. Research Enhanced Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	3,532	4,895	2,164	1,253
Reinvested	4,576	3,825	890	1,116
Redeemed	(21,865)	(9,740)	(3,751)	(4,605)

Change in Class A Shares	(13,757)	(1,020)	(697)	(2,236)

Class C
Issued	340	506	—	—
Reinvested	873	773	—	—
Redeemed	(2,792)	(2,631)	—	—

Change in Class C Shares	(1,579)	(1,352)	—	—

Class I
Issued	22,659	31,989	1,907	2,021
Reinvested	33,851	29,468	945	1,056
Redeemed	(138,788)	(93,992)	(3,638)	(4,084)

Change in Class I Shares	(82,278)	(32,535)	(786)	(1,007)

Class L
Issued	—	—	3,031	2,291
Reinvested	—	—	1,075	1,280
Redeemed	—	—	(4,779)	(4,963)

Change in Class L Shares	—	—	(673)	(1,392)

Class R2
Issued	49	36	—	—
Reinvested	36	22	—	—
Redeemed	(90)	(82)	—	—

Change in Class R2 Shares	(5)	(24)	—	—

Class R5
Issued	639	840	—	—
Reinvested	840	633	—	—
Redeemed	(3,482)	(2,058)	—	—

Change in Class R5 Shares	(2,003)	(585)	—	—

Class R6
Issued	3,578	1,425	35,010	9,239
Reinvested	4,714	6,614	18,774	25,157
Redeemed	(16,836)	(38,577)	(46,532)	(54,997)
Redemptions in-kind (See Note 8)	—	—	(52,834)	—

Change in Class R6 Shares	(8,544)	(30,538)	(45,582)	(20,601)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	81

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$432,561

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(4,437,015)
Proceeds from disposition of investment securities	8,696,129
Covers of investment securities sold short	(2,603,850)
Proceeds from investment securities sold short	2,100,141
Purchases of short-term investments — affiliates, net	42,453
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	1,035,662
Change in unrealized (appreciation)/depreciation on investments in affiliates	(2)
Change in unrealized (appreciation)/depreciation on investment securities sold short	9,577
Net realized (gain)/loss on investments in non-affiliates	(1,393,660)
Net realized (gain)/loss on investments in affiliates	(26)
Net realized (gain)/loss on securities sold short	(79,467)
Decrease in interest and dividends receivable from non-affiliates	5,040
Decrease in dividends receivable from affiliates	5
Increase in tax reclaims receivable	(6)
Decrease in variation margin receivable	143
Decrease in dividend expense to non-affiliates on securities sold short	(1,782)
Decrease in interest expense to non-affiliates on securities sold short	(674)
Decrease in investment advisory fees payable	(1,904)
Decrease in administration fees payable	(79)
Decrease in distribution fees payable	(92)
Decrease in service fees payable	(385)
Decrease in custodian and accounting fees payable	(26)
Increase in audit fees payable	5
Decrease in printing and mailing cost payable	(61)
Increase in registration fees payable	96
Decrease in other accrued expenses payable	(68)

Net cash provided (used) by operating activities	3,802,715

Cash flows provided (used) by financing activities:
Proceeds from shares issued	742,052
Payment for shares redeemed	(4,444,274)
Cash distributions paid to shareholders (net of reinvestments of approximately $1,072,614,000)	(102,342)

Net cash provided (used) by financing activities	(3,804,564)

Cash:
Net increase (decrease) in unrestricted and restricted cash and deposits at broker	(1,849)
Restricted and unrestricted cash and deposits at broker at beginning of period	2,240

Restricted and unrestricted cash and deposits at broker at end of period	$391

Supplemental disclosure of cash flow information:

For the year ended June 30, 2020 the Fund paid approximately $6,660,000 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statement of Assets and Liabilities:

	June 30, 2019	June 30, 2020
Cash	$408	$23
Deposits at broker:
Futures contracts	1,832	368

	$2,240	$391

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

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JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2020	$30.15	$0.15	$1.68	$1.83	$(0.12)	$(4.98)	$(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)
Year Ended June 30, 2016	24.78	(0.01)	(0.38)	(0.39)	— (f)	(0.66)	(0.66)

Class C
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)
Year Ended June 30, 2016	24.34	(0.13)	(0.37)	(0.50)	—	(0.66)	(0.66)

Class I
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)
Year Ended June 30, 2016	24.95	0.06	(0.39)	(0.33)	(0.04)	(0.66)	(0.70)

Class R6
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (g) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.88	5.87%	$5,723	1.10%	0.55%	1.34%	44%
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84
23.73	(1.60)	1,937	1.24	(0.03)	1.55	45

25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84
23.18	(2.10)	1,268	1.74	(0.54)	1.96	45

27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84
23.92	(1.37)	136,284	0.99	0.24	1.11	45

27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2020	$17.83	$0.32	$(1.42)	$(1.10)	$(0.32)	$(0.19)	$(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	1.75	1.99	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2016	13.77	0.25	0.35	0.60	(0.25)	(0.11)	(0.36)

Class C
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	1.72	1.88	(0.18)	(0.09)	(0.27)
Year Ended June 30, 2016	13.58	0.18	0.35	0.53	(0.20)	(0.11)	(0.31)

Class I
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	1.77	2.05	(0.27)	(0.09)	(0.36)
Year Ended June 30, 2016	13.97	0.28	0.37	0.65	(0.28)	(0.11)	(0.39)

Class R2
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	1.75	1.95	(0.21)	(0.09)	(0.30)
Year Ended June 30, 2016	13.74	0.21	0.35	0.56	(0.22)	(0.11)	(0.33)

Class R3
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	1.78	2.09	(0.30)	(0.09)	(0.39)
Year Ended June 30, 2016	13.98	0.31	0.35	0.66	(0.30)	(0.11)	(0.41)

Class R6
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	1.78	2.10	(0.31)	(0.09)	(0.40)
Year Ended June 30, 2016	13.97	0.33	0.34	0.67	(0.31)	(0.11)	(0.42)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.22	(6.36)%	$3,234,850	0.98%	1.83%	0.98%	22%
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14
14.01	4.45	3,370,383	1.04	1.83	1.11	20

15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14
13.80	4.01	1,304,007	1.54	1.33	1.58	20

16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14
14.23	4.75	4,679,200	0.79	2.07	0.81	20

16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14
13.97	4.20	77,230	1.29	1.59	1.45	20

16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14
14.23	4.89	722,424	0.59	2.28	0.64	20

16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14
14.22	4.98	1,913,077	0.50	2.43	0.50	20

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Equity Premium Income Fund
Class A
Year Ended June 30, 2020	$14.92	$1.88	$(2.42)	$(0.54)	$(1.42)
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)

Class C
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)

Class I
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)

Class R5
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)

Class R6
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$12.96	(3.78)%	$12,904	0.85%		14.21%		1.11%		236%
14.92	5.95	125	0.85	(g)	7.90	(g)	1.80	(g)	43

12.96	(4.26)	4,710	1.35		11.77		1.61		236
14.92	5.50	21	1.35	(g)	7.14	(g)	2.26	(g)	43

12.96	(3.57)	173,409	0.60		11.40		0.91		236
14.92	6.15	54,045	0.60	(g)	7.89	(g)	1.13	(g)	43

12.96	(3.43)	21	0.45		10.37		0.83		236
14.92	6.28	21	0.45	(g)	8.04	(g)	1.36	(g)	43

12.96	(3.33)	686	0.35		13.60		0.59		236
14.92	6.37	21	0.35	(g)	8.14	(g)	1.26	(g)	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth and Income Fund
Class A
Year Ended June 30, 2020	$49.84	$0.79	$(3.18)	$(2.39)	$(0.76)	$(1.07)	$(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)
Year Ended June 30, 2016	45.46	0.59	(0.27)	0.32	(0.55)	(2.48)	(3.03)

Class C
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)
Year Ended June 30, 2016	41.83	0.35	(0.25)	0.10	(0.38)	(2.48)	(2.86)

Class I
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)
Year Ended June 30, 2016	47.45	0.73	(0.27)	0.46	(0.66)	(2.48)	(3.14)

Class R2
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)
November 2, 2015 (f) through June 30, 2016	45.92	0.40	(0.70)	(0.30)	(0.20)	(2.48)	(2.68)

Class R3
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)
November 2, 2015 (f) through June 30, 2016	47.95	0.62	(0.73)	(0.11)	(0.35)	(2.48)	(2.83)

Class R6
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)
November 2, 2015 (f) through June 30, 2016	47.95	0.63	(0.72)	(0.09)	(0.37)	(2.48)	(2.85)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$45.62	(5.11)%	$497,399	0.94%	1.61%	1.06%	22%
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28
42.75	1.02	422,151	1.06	1.38	1.13	39

40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28
39.07	0.54	25,541	1.56	0.89	1.62	39

48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28
44.77	1.28	40,068	0.81	1.64	0.86	39

45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28
42.94	(0.40)	20	1.28	1.44	3.72	39

48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28
45.01	0.05	20	0.59	2.14	3.02	39

48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28
45.01	0.08	20	0.53	2.19	2.96	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2020	$20.23	$0.28	$1.51	$1.79	$(0.19)
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)
Year Ended June 30, 2016	16.47	0.20	(0.28)	(0.08)	(0.16)

Class C
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)
Year Ended June 30, 2016	16.43	0.13	(0.29)	(0.16)	(0.10)

Class I
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)
Year Ended June 30, 2016	16.50	0.25	(0.28)	(0.03)	(0.21)

Class R5
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)
Year Ended June 30, 2016	16.51	0.24	(0.24)	— (d)	(0.23)

Class R6
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)
Year Ended June 30, 2016	16.52	0.27	(0.27)	— (d)	(0.24)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$21.83	8.89%	$473,314	0.85%	1.35%	0.86%	68%
20.23	5.12	296,242	0.85	1.02	0.87	48
19.43	7.33	277,898	0.84	0.92	0.87	44
18.24	13.60	133,789	0.84	1.06	1.05	31
16.23	(0.43)	71,417	0.85	1.27	1.11	57

21.70	8.40	246,741	1.35	0.84	1.36	68
20.10	4.60	158,602	1.35	0.55	1.37	48
19.33	6.79	81,030	1.34	0.42	1.38	44
18.16	13.07	29,168	1.34	0.55	1.45	31
16.17	(0.95)	9,867	1.35	0.80	1.52	57

21.90	9.21	7,167,488	0.59	1.59	0.60	68
20.28	5.39	4,214,453	0.60	1.30	0.61	48
19.47	7.63	1,947,444	0.59	1.17	0.62	44
18.27	13.86	597,013	0.59	1.30	0.69	31
16.26	(0.17)	158,820	0.60	1.54	0.74	57

21.93	9.30	2,964	0.45	1.74	0.59	68
20.32	5.57	1,893	0.45	1.46	0.95	48
19.50	7.81	123	0.39	1.37	0.67	44
18.30	14.10	37	0.40	1.51	1.08	31
16.28	0.07	25	0.40	1.49	2.16	57

21.95	9.50	851,085	0.35	1.87	0.35	68
20.32	5.69	384,616	0.35	1.56	0.37	48
19.49	7.87	121,897	0.34	1.42	0.42	44
18.29	14.09	3,289	0.34	1.41	0.42	31
16.28	0.07	74	0.35	1.66	1.40	57

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2020	$41.87	$(0.01)	$11.39	$11.38	$—	$(5.21)	$(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.82	(0.06)	(2.23)	(2.29)	—	(1.60)	(1.60)

Class C
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)	(1.91)	(2.11)	—	(1.60)	(1.60)

Class I
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)	(2.23)	(2.24)	—	(1.60)	(1.60)

Class R2
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.24	(0.15)	(2.18)	(2.33)	—	(1.60)	(1.60)

Class R3
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06	(2.25)	(2.19)	—	(1.60)	(1.60)

Class R6
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.34	0.10	(2.26)	(2.16)	—	(1.60)	(1.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$48.04	30.09%	$3,280,463	0.94%	(0.03)%	1.04%	47%
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22
32.93	(6.45)	4,251,242	1.04	(0.17)	1.27	43

35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22
28.15	(6.90)	559,238	1.55	(0.67)	1.69	43

48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22
33.08	(6.29)	4,161,010	0.89	(0.04)	0.93	43

45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22
32.31	(6.67)	192,560	1.30	(0.43)	1.55	43

48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22
33.46	(6.10)	1,209,521	0.69	0.17	0.73	43

50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22
33.58	(6.00)	3,330,565	0.60	0.28	0.60	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2020	$14.11	$0.18	$(1.40)	$(1.22)	$(0.17)	$—	$(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)
Year Ended June 30, 2016	15.02	0.17	(0.59)	(0.42)	(0.16)	(1.73)	(1.89)

Class C
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)
Year Ended June 30, 2016	14.60	0.10	(0.58)	(0.48)	(0.09)	(1.73)	(1.82)

Class I
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)
Year Ended June 30, 2016	14.79	0.15	(0.54)	(0.39)	(0.14)	(1.73)	(1.87)

Class R2
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2016	14.96	0.14	(0.60)	(0.46)	(0.13)	(1.73)	(1.86)

Class R3
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)
Year Ended June 30, 2016	14.93	0.21	(0.58)	(0.37)	(0.20)	(1.73)	(1.93)

Class R6
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)
Year Ended June 30, 2016	14.86	0.24	(0.60)	(0.36)	(0.21)	(1.73)	(1.94)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$12.72	(8.66)%	$119,402	0.93%	1.33%	1.04%	177%
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145
12.71	(2.51)	96,373	0.93	1.27	1.12	219

12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145
12.30	(2.98)	17,041	1.45	0.75	1.62	219

12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145
12.53	(2.34)	23,373	0.77	1.07	0.77	219

12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145
12.64	(2.78)	3,462	1.20	1.05	1.57	219

12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145
12.63	(2.15)	4,155	0.59	1.52	0.60	219

12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145
12.56	(2.06)	565,542	0.51	1.90	0.52	219

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2020	$15.86	$0.11	$1.82	$1.93	$(0.11)	$(1.46)	$(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	2.57	2.68	(0.11)	(0.53)	(0.64)
Year Ended June 30, 2016	14.75	0.12	(0.30)	(0.18)	(0.11)	(0.70)	(0.81)

Class C
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	2.49	2.53	(0.04)	(0.53)	(0.57)
Year Ended June 30, 2016	14.40	0.05	(0.30)	(0.25)	(0.04)	(0.70)	(0.74)

Class I
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	2.57	2.71	(0.14)	(0.53)	(0.67)
Year Ended June 30, 2016	14.78	0.13	(0.29)	(0.16)	(0.13)	(0.70)	(0.83)

Class L
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	2.58	2.74	(0.16)	(0.53)	(0.69)
Year Ended June 30, 2016	14.79	0.16	(0.30)	(0.14)	(0.15)	(0.70)	(0.85)

Class R2
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	2.55	2.62	(0.07)	(0.53)	(0.60)
Year Ended June 30, 2016	14.66	0.08	(0.31)	(0.23)	(0.07)	(0.70)	(0.77)

Class R3
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	2.57	2.74	(0.17)	(0.53)	(0.70)
Year Ended June 30, 2016	14.80	0.18	(0.31)	(0.13)	(0.16)	(0.70)	(0.86)

Class R6
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	2.58	2.76	(0.18)	(0.53)	(0.71)
Year Ended June 30, 2016	14.82	0.18	(0.31)	(0.13)	(0.17)	(0.70)	(0.87)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$16.22	12.59%	$1,869,111	0.94%	0.70%	0.99%	84%
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86
13.76	(1.15)	1,446,878	0.94	0.85	1.14	83

15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86
13.41	(1.66)	294,744	1.44	0.35	1.59	83

16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86
13.79	(1.00)	1,066,145	0.76	0.94	0.81	83

16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86
13.80	(0.83)	3,704,104	0.61	1.18	0.68	83

16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86
13.66	(1.47)	205,224	1.19	0.60	1.48	83

16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86
13.81	(0.77)	910,033	0.56	1.27	0.63	83

16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86
13.82	(0.78)	4,755,359	0.50	1.33	0.50	83

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2020	$27.51	$0.04	$2.65	$2.69	$(0.03)	$(5.59)	$(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	— (g)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	— (g)	5.54	5.54	(0.01)	(1.24)	(1.25)
Year Ended June 30, 2016	29.81	0.04	(1.37)	(1.33)	— (g)	(2.42)	(2.42)

Class C
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14)	5.36	5.22	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.07	(0.10)	(1.32)	(1.42)	—	(2.42)	(2.42)

Class I
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	5.59	5.67	(0.09)	(1.24)	(1.33)
Year Ended June 30, 2016	30.07	0.10	(1.37)	(1.27)	(0.06)	(2.42)	(2.48)

Class R2
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07)	5.44	5.37	—	(1.24)	(1.24)
Year Ended June 30, 2016	29.40	(0.03)	(1.34)	(1.37)	—	(2.42)	(2.42)

Class R5
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	5.62	5.75	(0.14)	(1.24)	(1.38)
Year Ended June 30, 2016	30.21	0.18	(1.40)	(1.22)	(0.13)	(2.42)	(2.55)

Class R6
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (i) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.10% and 1.26% for the year ended June 30, 2020, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018, 1.25% and 1.43% for the year ended June 30, 2017 and 1.26% and 1.49% for the year ended June 30, 2016; for Class C are 1.60% and 1.76% for the year ended June 30, 2020, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018, 1.75% and 1.94% for the year ended June 30, 2017 and 1.76% and 2.00% for the year ended June 30, 2016; for Class I are 0.85% and 1.01% for the year ended June 30, 2020, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018, 0.98% and 1.16% for the year ended June 30, 2017 and 1.00% and 1.21% for the year ended June 30, 2016; for Class R2 are 1.45% and 1.52% for the year ended June 30, 2020, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018, 1.50% and 1.76% for the year ended June 30, 2017 and 1.51% and 1.84% for the year ended June 30, 2016; for Class R5 are 0.80% and 0.85% for the year ended June 30, 2020, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018, 0.80% and 0.96% for the year ended June 30, 2017 and 0.80% and 0.97% for the year ended June 30, 2016; for Class R6 are 0.70% and 0.75% for the year ended June 30, 2020, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$24.58	11.66%	$267,701	1.92%	0.19%	2.08%	85%	134%
27.51	6.84	678,071	1.91	0.22	2.16	98	148
30.10	13.16	772,656	2.01	0.01	2.26	110	161
30.35	21.64	791,067	2.20	0.00 (h)	2.39	94	131
26.06	(4.52)	890,217	2.21	0.14	2.44	88	127

22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148
28.65	12.58	158,677	2.50	(0.50)	2.75	110	161
29.21	21.05	201,031	2.70	(0.50)	2.89	94	131
25.23	(4.98)	212,879	2.71	(0.37)	2.95	88	127

25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148
30.51	13.46	6,169,553	1.75	0.27	2.00	110	161
30.66	21.95	8,075,047	1.94	0.27	2.12	94	131
26.32	(4.28)	8,175,603	1.95	0.38	2.16	88	127

23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148
29.31	12.81	6,528	2.31	(0.30)	2.52	110	161
29.74	21.33	6,207	2.45	(0.24)	2.71	94	131
25.61	(4.74)	5,987	2.46	(0.11)	2.79	88	127

25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148
30.65	13.57	126,084	1.65	0.37	1.85	110	161
30.81	22.18	168,526	1.76	0.47	1.92	94	131
26.44	(4.07)	591,379	1.75	0.73	1.92	88	127

25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
30.63	6.10	1,795,125	1.54	0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2020	$27.38	$0.38	$1.80	$2.18	$(0.31)	$(2.70)	$—	$(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)
Year Ended June 30, 2016	23.99	0.26	(1.32)	(1.06)	(0.22)	(0.97)	—	(1.19)

Class I
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.18	0.32	(1.34)	(1.02)	(0.27)	(0.97)	—	(1.24)

Class L
Year Ended June 30, 2020	27.61	0.45	1.82	2.27	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.57	0.41	1.97	2.38	(0.41)	(2.93)	—	(3.34)
Year Ended June 30, 2018	25.58	0.38	2.98	3.36	(0.37)	—	—	(0.37)
Year Ended June 30, 2017	21.89	0.35	3.75	4.10	(0.39)	—	(0.02)	(0.41)
Year Ended June 30, 2016	24.15	0.35	(1.33)	(0.98)	(0.31)	(0.97)	—	(1.28)

Class R6
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	—	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)
Year Ended June 30, 2016	24.16	0.37	(1.33)	(0.96)	(0.33)	(0.97)	—	(1.30)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$26.55	9.08%	$183,005	0.60%	1.45%	0.85%	59%
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40
21.74	(4.30)	497,934	0.85	1.20	1.02	122

26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40
21.92	(4.08)	260,494	0.60	1.45	0.69	122

26.80	9.36	391,894	0.35	1.70	0.44	59
27.61	9.66	422,351	0.35	1.50	0.44	42
28.57	13.20	476,809	0.35	1.38	0.44	45
25.58	18.86	835,535	0.40	1.47	0.49	40
21.89	(3.94)	824,559	0.45	1.59	0.50	122

26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40
21.90	(3.83)	6,638,591	0.34	1.69	0.35	122

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 10 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Diversified(5)
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund(2)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Growth and Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3(3), Class R4(3), Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A(4), Class I, Class L(6) and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on October 1, 2018 for JPMorgan Equity Focus Fund.
(2)	Equity Premium Income Fund commenced operations on August 31, 2018.
(3)	Class R3 and Class R4 commenced operations on October 1, 2018 for JPMorgan Large Cap Value Fund.
(4)	Class A Shares are publicly offered on a limited basis for JPMorgan U.S. Research Enhanced Equity Fund.
(5)	Effective February 12, 2020, JPMorgan Equity Focus Fund is classified as a diversified fund.
(6)	On July 6, 2020, the Funds’ Class L Shares will be converted into Class I Shares. Additionally, on July 6, 2020, the Class L Shares were no longer offered.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Growth and Income Fund (“Growth and Income Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Class L Shares for U.S. Equity Fund and Class A and Class L Shares for U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

Class A Shares for the U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectus.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly , follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis, with the AVC and the Boards.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$85,105	$—	$—	$85,105

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$29,564,484	$—	$—	$29,564,484

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$156,764	$—	$—	$156,764
Equity Linked Notes	—	30,251	—	30,251
Exchange-Traded Funds	1,866	—	—	1,866
Rights	3	—	—	3
Short-Term Investments
Investment Companies	5,899	—	—	5,899

Total Investments in Securities	$164,532	$30,251	$—	$194,783

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$726,425	$—	$—	$726,425

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,093,930	$—	$—	$9,093,930

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,680	$—	$—	$1,680

Depreciation in Other Financial Instruments
Options Written
Call Options Written	$(219,672)	$—	$—	$(219,672)
Put Options Written	(85,527)	—	—	(85,527)

Total Depreciation in Other Financial Instruments	$(305,199)	$—	$—	$(305,199)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$24,426,707	$—	$—	$24,426,707

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,317,819	$—	$—	$1,317,819

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,996,231	$—	$—	$14,996,231

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,949,577	$—	$—	$3,949,577

Total Liabilities for Securities Sold Short (a)	$(895,228)	$—	$—	$(895,228)

Depreciation in Other Financial Instruments
Futures Contracts (a)	$(24)	$—	$—	$(24)

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,419,763	$—	$—	$4,419,763

Appreciation in Other Financial Instruments
Futures Contracts (a)	$992	$—	$—	$992

(a)	Please refer to the SOIs for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$1,215,560	$(1,199,704)**	$15,856
Large Cap Value Fund	59,241	(59,241)	—
U.S. Equity Fund	13,372	(13,372)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to June 30, 2020, additional collateral was received from borrowers.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived management fees investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended June 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Equity Focus Fund	$—	(a)
Growth and Income Fund	—	(a)
Large Cap Growth Fund	65
Large Cap Value Fund	4
U.S. Equity Fund	8

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included in the Statements of Operations as Income from securities lending (net).

Equity Focus Fund and Growth and Income Fund did not have any securities out on loan at June 30, 2020. Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund did not lend out any securities during the year ended June 30, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Equity Focus Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$2,779	$32,183	$31,745	$(2)	$1	$3,216	3,213	$35		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	18,414	18,414	—	—	—	—	1	*	—

Total	$2,779	$50,597	$50,159	$(2)	$1	$3,216		$36		$—

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Equity Income Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$1,052,315	$11,186,437	$11,356,490	$164	$588		$883,014	882,220	$15,227		$—

Equity Premium Income Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$—	$235,098	$229,199	$— (c)	$—	(c)	$5,899	5,893	$25		$—

Growth and Income Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$20,398	$188,034	$183,214	$(1)	$17		$25,234	25,211	$287		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	5,048	5,048	—	—		—	—	—	*(c)	—

Total	$20,398	$193,082	$188,262	$(1)	$17		$25,234		$287		$—

Hedged Equity Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.06% (a)(b)	$232,451	$4,012,643	$3,788,713	$—	$—		$456,381	456,381	$1,628		$—

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Large Cap Growth Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$177,684	$7,186,540	$6,280,577	$125		$590	$1,084,362	1,083,387	$8,356		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	406,108	4,166,500	3,469,999	288	*	2	1,102,899	1,102,458	8,541	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	96,965	2,481,334	2,481,494	—		—	96,805	96,805	1,063	*	—

Total	$680,757	$13,834,374	$12,232,070	$413		$592	$2,284,066		$17,960		$—

Large Cap Value Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$11,520	$965,730	$964,695	$17		$(2)	$12,570	12,558	$480		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	—	270,200	218,500	5	*	—	51,705	51,684	166	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	—	266,260	257,568	—		—	8,692	8,693	77	*	—

Total	$11,520	$1,502,190	$1,440,763	$22		$(2)	$72,967		$723		$—

U.S. Equity Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$88,792	$6,761,851	$6,809,290	$(3)		$(9)	$41,341	41,304	$2,292		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	13,017	1,194,300	1,206,299	57	*	(1)	1,074	1,073	658	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	3,902	574,106	565,403	—		—	12,605	12,605	142	*	—

Total	$105,711	$8,530,257	$8,580,992	$54		$(10)	$55,020		$3,092		$—

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

U.S. Large Cap Core Plus Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$78,086	$3,523,730	$3,566,183	$26	$2	$35,661	35,630	$988	$—

U.S. Research Enhanced Equity Fund
For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$39,677	$1,462,388	$1,391,913	$(11)	$3	$110,144	110,045	$793	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — Hedged Equity Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2020 (amounts in thousands):

	Hedged Equity Fund	U.S. Equity Fund		U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund
Futures Contracts — Equity:
Average Notional Balance Long	$109,146	$43,267	(a)	$17,019	$50,779
Ending Notional Balance Long	161,769	—		2,159	50,582

(a)	For the period July 1, 2019 through May 31, 2020.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Options — Hedged Equity Fund purchased and sold (“wrote”) put and call options on indices to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or will offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation of options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over-the-counter options. Cash collateral posted by the Fund is considered restricted.

The table below discloses the volume of the Fund’s options contracts activity during the year ended June 30, 2020:

Exchange-Traded Options:
Average Number of Contracts Purchased	22,110
Average Number of Contracts Written	44,220
Ending Number of Contracts Purchased	27,545
Ending Number of Contracts Written	55,090

F. Equity-Linked Notes — The Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of June 30, 2020, the Fund had outstanding ELNs as listed on the SOI.

G. Short Sales — The U.S. Large Cap Core Plus Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund’s custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as Interest income or Interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2020, the Fund had outstanding short sales as listed on the SOI.

H. Offering and Organizational Costs — Total offering costs of approximately $27,000 incurred in connection with the offering of shares of the Equity Premium Income Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, are recorded as an expense at the time the Fund commenced operations. For the year ended June 30, 2020, total offering costs amortized were approximately $5,000.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1	$—	(a)	$3	n/a	n/a	n/a		n/a		n/a		$1		$5
Equity Income Fund
Transfer agency fees	424	79		129	n/a	$11	$5		$3		$26		187		864
Equity Premium Income Fund
Transfer agency fees	1	—	(a)	1	n/a	n/a	n/a		n/a		—	(a)	—	(a)	2
Growth and Income Fund
Transfer agency fees	176	2		6	n/a	4	—	(a)	—	(a)	4		1		193
Hedged Equity Fund
Transfer agency fees	34	13		58	n/a	n/a	n/a		n/a		3		17		125
Large Cap Growth Fund
Transfer agency fees	312	22		73	n/a	8	2		1		14		92		524
Large Cap Value Fund
Transfer agency fees	68	3		7	n/a	4	—	(a)	—	(a)	2		26		110
U.S. Equity Fund
Transfer agency fees	98	13		33	$139	6	3		—	(a)	10		86		388
U.S. Large Cap Core Plus Fund
Transfer agency fees	41	7		55	n/a	1	n/a		n/a		—	(a)	5		109
U.S. Research Enhanced Equity Fund
Transfer agency fees	21	n/a		6	14	n/a	n/a		n/a		n/a		34		75

(a)	Amount rounds to less than one thousand.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly, except for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Focus Fund	$1,688	$(41)	$(1,647)
Equity Income Fund	(1,369)	(366)	1,735
Equity Premium Income Fund	(57)	(7)	64
Growth and Income Fund	—	(46)	46
Hedged Equity Fund	—	(2,562)	2,562
Large Cap Growth Fund	133,929	(4,345)	(129,584)
Large Cap Value Fund	—	(552)	552
U.S. Equity Fund	85,025	(5,849)	(79,176)
U.S. Large Cap Core Plus Fund	237,550	(370)	(237,180)
U.S. Research Enhanced Equity Fund	529,741	(2,676)	(527,065)

The reclassifications for the Funds relate primarily to non-taxable dividends, redemptions in-kind and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50	%(1)
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.45	(1)
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.65	(1)
U.S. Research Enhanced Equity Fund	0.25

(1)

Prior to August 1, 2019, the investment advisory fee for Equity Focus Fund, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund was accrued daily and paid monthly at an annual rate of 0.60%, 0.50% and 0.70%, respectively, of each Fund’s daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

$20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective annualized rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Growth and Income Fund, Hedged Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund was 0.08%, 0.05%, 0.08%, 0.08%, 0.08%, 0.06%, 0.08%, 0.07%, 0.08% and 0.08%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Funds’ principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. The Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Growth and Income Fund	0.25	0.75	0.50	0.25
Hedged Equity Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge		CDSC
Equity Focus Fund	$3		$—
Equity Income Fund	831		9
Equity Premium Income Fund	9		—
Growth and Income Fund	20		—	(a)
Hedged Equity Fund	224		6
Large Cap Growth Fund	584		1
Large Cap Value Fund	6		—	(a)
U.S. Equity Fund	86		1
U.S. Large Cap Core Plus Fund	10		—
U.S. Research Enhanced Equity Fund	—	(a)	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except for

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	0.10	n/a	n/a	n/a	n/a

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6
Equity Focus Fund	1.10%		1.60%		0.85%		n/a		n/a		n/a		n/a		n/a		0.60%
Equity Income Fund	n/a	(1)	n/a	(1)	n/a	(1)	n/a		n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)	n/a	(1)
Equity Premium Income Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45%		0.35
Growth and Income Fund	0.94		1.44		0.69		n/a		1.19%		0.94%		0.69%		0.54		0.44
Hedged Equity Fund	0.85		1.35		0.60		n/a		n/a		n/a		n/a		0.45		0.35
Large Cap Growth Fund	0.94		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
Large Cap Value Fund	0.93		1.44		0.69		n/a		1.19		0.94		0.69		0.54		0.44
U.S. Equity Fund	0.94		1.44		0.69		0.61%		1.19		0.94		0.69		0.54		0.44
U.S. Large Cap Core Plus Fund	1.10		1.60		0.85		n/a		1.45		n/a		n/a		0.80		0.70
U.S. Research Enhanced Equity Fund	0.60		n/a		0.35		n/a	(2)	n/a		n/a		n/a		n/a		0.25

(1)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.04%, 1.54%, 0.79%, 1.29%, 1.04%, 0.79%, 0.59% and 0.54% for Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

(2)	Effective November 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.45% for Class L Shares.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2020.

116	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$144	$72	$4	$220	$—
Equity Income Fund	26	—	—	26	—
Equity Premium Income Fund	207	86	2	295	58
Growth and Income Fund	342	228	184	754	8
Hedged Equity Fund	34	23	38	95	7
Large Cap Growth Fund	9,855	6,561	349	16,765	17
Large Cap Value Fund	580	386	100	1,066	18
U.S. Equity Fund	3,402	2,262	163	5,827	86
U.S. Large Cap Core Plus Fund	1,285	856	3,583	5,724	3
U.S. Research Enhanced Equity Fund	2,331	1,553	627	4,511	34

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2020 were as follows (amounts in thousands):

Equity Focus Fund	$3
Equity Income Fund	1,327
Equity Premium Income Fund	4
Growth and Income Fund	26
Hedged Equity Fund	271
Large Cap Growth Fund	700
Large Cap Value Fund	40
U.S. Equity Fund	206
U.S. Large Cap Core Plus Fund	80
U.S. Research Enhanced Equity Fund	67

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2020, the Equity Focus Fund, Hedged Equity Fund, Large Cap Value Fund, U.S. Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$40,702	$66,276	$—	$—
Equity Income Fund	14,541,363	5,952,474	—	—
Equity Premium Income Fund	391,071	243,402	—	—
Growth and Income Fund	256,073	147,831	—	—
Hedged Equity Fund	7,197,964	4,440,015	—	—
Large Cap Growth Fund	9,150,109	8,029,538	—	—
Large Cap Value Fund	2,467,558	2,480,523	—	—
U.S. Equity Fund	12,158,581	13,148,030	—	—
U.S. Large Cap Core Plus Fund	4,437,561	8,676,822	2,085,919	2,568,414
U.S. Research Enhanced Equity Fund	2,620,610	3,083,207	—	—

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$63,787	$23,839	$2,521	$21,318
Equity Income Fund	25,738,640	5,105,328	1,279,484	3,825,844
Equity Premium Income Fund	190,402	9,560	5,179	4,381
Growth and Income Fund	563,252	186,206	23,033	163,173
Hedged Equity Fund	7,681,671	1,342,625	233,885	1,108,740
Large Cap Growth Fund	14,247,264	10,312,516	133,073	10,179,443
Large Cap Value Fund	1,336,577	96,559	115,317	(18,758)
U.S. Equity Fund	10,890,347	4,265,729	159,845	4,105,884
U.S. Large Cap Core Plus Fund*	1,665,830	1,498,392	109,897	1,388,495
U.S. Research Enhanced Equity Fund	3,129,584	1,405,463	114,292	1,291,171

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of options contracts and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$1,840	$14,655	$16,495
Equity Income Fund	604,025	309,226	913,251
Equity Premium Income Fund	13,523	—	13,523
Growth and Income Fund	12,810	13,478	26,288
Hedged Equity Fund	76,075	—	76,075
Large Cap Growth Fund	25,755	2,006,004	2,031,759
Large Cap Value Fund	23,336	—	23,336
U.S. Equity Fund	156,829	1,311,869	1,468,698
U.S. Large Cap Core Plus Fund	20,011	1,154,945	1,174,956
U.S. Research Enhanced Equity Fund	70,897	483,702	554,599

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

118	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$1,517	$13,795	$15,312
Equity Income Fund	429,818	505,510	935,328
Equity Premium Income Fund	3,254	—	3,254
Growth and Income Fund	12,960	24,851	37,811
Hedged Equity Fund	43,440	—	43,440
Large Cap Growth Fund	5,415	1,765,341	1,770,756
Large Cap Value Fund	69,943	49,369	119,312
U.S. Equity Fund	493,090	1,142,626	1,635,716
U.S. Large Cap Core Plus Fund	34,942	1,077,212	1,112,154
U.S. Research Enhanced Equity Fund	99,784	640,122	739,906

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$1,000	$7,466	$21,318
Equity Income Fund	—	—	3,825,844
Equity Premium Income Fund	—	(4,187)	4,381
Growth and Income Fund	793	7,677	163,173
Hedged Equity Fund	26,480	(272,280)	1,108,740
Large Cap Growth Fund	25,426	976,336	10,179,443
Large Cap Value Fund	1,422	(24,093)	(18,758)
U.S. Equity Fund	26,301	654,859	4,105,884
U.S. Large Cap Core Plus Fund	48,650	521,841	1,387,712
U.S. Research Enhanced Equity Fund	12,968	91,777	1,291,171

For the Funds, the cumulative timing differences primarily consist of mark to market of options contracts, post-October capital loss deferrals, non-taxable dividends and wash sale loss deferrals.

As of June 30, 2020, the following Funds had net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Premium Income Fund	$4,187	$—
Hedged Equity Fund	114,389	157,891
Large Cap Value Fund	24,093	—

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 the following net capital losses of (amounts in thousands):

	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$491,217	$330,688
Equity Premium Income Fund	25,154	(102)
Growth and Income Fund	6,424	—
Hedged Equity Fund	57,540	40,233
Large Cap Growth Fund	68,836	—
Large Cap Value Fund	49,514	(13,663)
U.S. Research Enhanced Equity Fund	34,878	—

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2020.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds had no borrowings outstanding from the Credit Facility at June 30, 2020. Average borrowings from the Credit Facility during the year ended June 30, 2020 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Hedged Equity Fund	$94,500	1.95%	2	$10

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

120	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	64.5%	1	21.1%
Equity Income Fund	1	10.3	2	25.9
Equity Premium Income Fund	1	19.1	3	54.1
Growth and Income Fund	1	15.7	1	17.9
Hedged Equity Fund	—	—	2	29.3
Large Cap Growth Fund	—	—	1	19.7
Large Cap Value Fund	2	30.4	1	10.4
U.S. Equity Fund	—	—	1	14.4
U.S. Large Cap Core Plus Fund	1	23.1	1	32.1
U.S. Research Enhanced Equity Fund	1	10.3	1	14.7

As of June 30, 2020, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	42.5%	n/a
U.S. Equity Fund	n/a	28.0%
U.S. Research Enhanced Equity Fund	14.9	38.9

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

The Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Equity Premium Income Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Equity Premium Income Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the funds from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

8. Redemptions in-kind

On February 28, 2019, certain shareholders sold Class R6 Shares of Equity Income Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Equity Income Fund	$54,694	*	$27,965	Redemption in-kind

*	This amount includes cash of approximately $2,919,000 associated with the redemption in-kind.

On October 18, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of approximately $17,300,000 associated with the redemption in-kind.

9. Subscription in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

On February 26, 2020, certain shareholders purchased Class R6 Shares of Equity Income Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

	Value	Type
Equity Income Fund	$48,418*	Subscription in-kind

*	This amount includes cash of approximately $230,000 associated with the subscription in-kind.

10. Subsequent Events

On August 11, 2020 the Board of Trustees of JPM I approved the following changes for the Growth and Income Fund, which are expected to become effective on or about November 1, 2020: (i) a change to the Fund’s name to JPMorgan U.S. Value Fund; (ii) a change to the Fund’s investment objective so the new objective will be “the Fund seeks to provide capital growth over the long-term”; and (iii) a change to the Fund’s 80% investment policy so that, under normal circumstances, at least 80% of the Fund’s Assets (net assets plus the amount of any borrowings for investment purposes) will be invested in common stocks issued by U.S companies.

On August 11, 2020, the contractual expense limitations for all share classes of the Funds, excluding Equity Income Fund and Class L Shares of the U.S. Equity Fund, were extended until at least October 31, 2021.

122	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Premium Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Enhanced Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. Research Enhanced Equity Fund and JPMorgan U.S. Large Cap Core Plus Fund (six of the funds constituting JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Equity Premium Income Fund (one of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations and the statement of cash flows for JPMorgan U.S. Large Cap Core Plus Fund for the year ended June 30, 2020 and the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations and its cash flows for JPMorgan U.S. Large Cap Core Plus Fund for the year then ended and the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Equity Focus Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan U.S. Equity Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan Equity Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Large Cap Core Plus Fund

Statements of changes in net assets for each of the two years in the period ended June 30, 2020 and the financial highlights for each of the periods indicated therein
JPMorgan Equity Premium Income Fund

Statement of changes in net assets for the year ended June 30, 2020, and the period August 31, 2018 (commencement of operations) through June 30, 2019 and the financial highlights for the year ended June 30, 2020, and the period August 31, 2018 (commencement of operations) through June 30, 2019

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	123

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

124	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	125

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

126	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual	$1,000.00	$968.60	$5.38	1.10%
Hypothetical	1,000.00	1,019.39	5.52	1.10
Class C
Actual	1,000.00	966.10	7.82	1.60
Hypothetical	1,000.00	1,016.91	8.02	1.60
Class I
Actual	1,000.00	969.50	4.16	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class R6
Actual	1,000.00	971.10	2.94	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60

JPMorgan Equity Income Fund
Class A
Actual	1,000.00	858.00	4.48	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class C
Actual	1,000.00	856.00	6.78	1.47
Hypothetical	1,000.00	1,017.55	7.37	1.47
Class I
Actual	1,000.00	859.00	3.28	0.71
Hypothetical	1,000.00	1,021.33	3.57	0.71
Class R2
Actual	1,000.00	857.20	5.63	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22
Class R3
Actual	1,000.00	858.40	4.48	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97

128	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R4
Actual	$1,000.00	$859.40	$3.28	0.71%
Hypothetical	1,000.00	1,021.33	3.57	0.71
Class R5
Actual	1,000.00	859.70	2.59	0.56
Hypothetical	1,000.00	1,022.08	2.82	0.56
Class R6
Actual	1,000.00	860.10	2.13	0.46
Hypothetical	1,000.00	1,022.58	2.31	0.46

JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	908.30	4.03	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85
Class C
Actual	1,000.00	906.10	6.40	1.35
Hypothetical	1,000.00	1,018.15	6.77	1.35
Class I
Actual	1,000.00	909.40	2.85	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class R5
Actual	1,000.00	910.10	2.14	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class R6
Actual	1,000.00	910.50	1.66	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35

JPMorgan Growth and Income Fund
Class A
Actual	1,000.00	854.70	4.33	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class C
Actual	1,000.00	852.70	6.63	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44
Class I
Actual	1,000.00	855.90	3.18	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R2
Actual	1,000.00	853.80	5.48	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R3
Actual	1,000.00	854.80	4.33	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class R4
Actual	1,000.00	855.80	3.18	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R5
Actual	1,000.00	856.50	2.49	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	856.90	2.03	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,034.30	4.30	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity Fund (continued)
Class C
Actual	$1,000.00	$1,031.90	$6.82	1.35%
Hypothetical	1,000.00	1,018.15	6.77	1.35
Class I
Actual	1,000.00	1,035.90	2.99	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R5
Actual	1,000.00	1,036.20	2.28	0.45
Hypothetical	1,000.00	1,022.63	2.26	0.45
Class R6
Actual	1,000.00	1,037.60	1.77	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35

JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,202.20	5.09	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class C
Actual	1,000.00	1,199.00	7.82	1.43
Hypothetical	1,000.00	1,017.75	7.17	1.43
Class I
Actual	1,000.00	1,203.80	3.73	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68
Class R2
Actual	1,000.00	1,200.60	6.46	1.18
Hypothetical	1,000.00	1,019.00	5.92	1.18
Class R3
Actual	1,000.00	1,202.20	5.09	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class R4
Actual	1,000.00	1,203.50	3.73	0.68
Hypothetical	1,000.00	1,021.48	3.42	0.68
Class R5
Actual	1,000.00	1,204.70	2.91	0.53
Hypothetical	1,000.00	1,022.23	2.66	0.53
Class R6
Actual	1,000.00	1,205.30	2.36	0.43
Hypothetical	1,000.00	1,022.73	2.16	0.43

JPMorgan Large Cap Value Fund
Class A
Actual	1,000.00	825.90	4.22	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class C
Actual	1,000.00	824.20	6.53	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44
Class I
Actual	1,000.00	827.30	3.13	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R2
Actual	1,000.00	825.20	5.40	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R3
Actual	1,000.00	826.00	4.27	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94

130	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund (continued)
Class R4
Actual	$1,000.00	$827.20	$3.13	0.69%
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R5
Actual	1,000.00	827.80	2.45	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	827.80	2.00	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,014.20	4.71	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class C
Actual	1,000.00	1,011.40	7.20	1.44
Hypothetical	1,000.00	1,017.70	7.22	1.44
Class I
Actual	1,000.00	1,014.90	3.46	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class L
Actual	1,000.00	1,015.60	2.76	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class R2
Actual	1,000.00	1,013.00	5.96	1.19
Hypothetical	1,000.00	1,018.95	5.97	1.19
Class R3
Actual	1,000.00	1,013.60	4.71	0.94
Hypothetical	1,000.00	1,020.19	4.72	0.94
Class R4
Actual	1,000.00	1,015.50	3.46	0.69
Hypothetical	1,000.00	1,021.43	3.47	0.69
Class R5
Actual	1,000.00	1,016.30	2.71	0.54
Hypothetical	1,000.00	1,022.18	2.72	0.54
Class R6
Actual	1,000.00	1,016.20	2.21	0.44
Hypothetical	1,000.00	1,022.68	2.21	0.44

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,012.80	9.97	1.99
Hypothetical	1,000.00	1,014.95	9.98	1.99
Class C
Actual	1,000.00	1,010.30	12.46	2.49
Hypothetical	1,000.00	1,012.47	12.47	2.49
Class I
Actual	1,000.00	1,013.80	8.68	1.73
Hypothetical	1,000.00	1,016.25	8.69	1.73
Class R2
Actual	1,000.00	1,011.20	11.71	2.34
Hypothetical	1,000.00	1,013.21	11.73	2.34
Class R5
Actual	1,000.00	1,014.10	8.48	1.69
Hypothetical	1,000.00	1,016.45	8.49	1.69

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	131

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R6
Actual	$1,000.00	$1,014.90	$7.98	1.59%
Hypothetical	1,000.00	1,016.94	7.99	1.59

JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	981.50	2.96	0.60
Hypothetical	1,000.00	1,021.88	3.02	0.60
Class I
Actual	1,000.00	983.00	1.73	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Class L
Actual	1,000.00	983.00	1.73	0.35
Hypothetical	1,000.00	1,023.12	1.76	0.35
Class R6
Actual	1,000.00	983.20	1.23	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

132	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program

Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2020	J.P. MORGAN LARGE CAP FUNDS	133

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Equity Focus Fund	72.59%
JPMorgan Equity Income Fund	100.00
JPMorgan Equity Premium Income Fund	13.70
JPMorgan Growth and Income Fund	100.00
JPMorgan Hedged Equity Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	100.00
JPMorgan U.S. Equity Fund	100.00
JPMorgan U.S. Large Cap Core Plus Fund	100.00
JPMorgan U.S. Research Enhanced Equity Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Equity Focus Fund	$16,179
JPMorgan Equity Income Fund	309,226
JPMorgan Growth and Income Fund	13,478
JPMorgan Large Cap Growth Fund	2,139,934
JPMorgan U.S. Equity Fund	1,385,904
JPMorgan U.S. Large Cap Core Plus Fund	1,386,459
JPMorgan U.S. Research Enhanced Equity Fund	483,702

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Equity Focus Fund	$1,339
JPMorgan Equity Income Fund	604,025
JPMorgan Equity Premium Income Fund	1,990
JPMorgan Growth and Income Fund	12,810
JPMorgan Hedged Equity Fund	76,075
JPMorgan Large Cap Growth Fund	25,755
JPMorgan Large Cap Value Fund	23,336
JPMorgan U.S. Equity Fund	156,829
JPMorgan U.S. Large Cap Core Plus Fund	20,011
JPMorgan U.S. Research Enhanced Equity Fund	70,897

Section 199A Income

The Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended June 30, 2020.

JPMorgan Equity Focus Fund	$145

134	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-LCE-620

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2020

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Value Advantage Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	27.87%
Russell 3000 Growth Index	21.94%

Net Assets as of 6/30/2020 (In Thousands)	$10,810,205

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s overweight position and security selection in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and overweight position in the energy sector and its overweight position in the financials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla, Inc. and Teladoc Health Inc. and its underweight position in Boeing Co. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Boeing, an aircraft and aerospace manufacturer, fell amid investor concerns about the future of its 737 Max aircraft as well as a sharp decline in airline traffic in response to the COVID-19 pandemic.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc., its out-of-Benchmark position in EOG Resources Inc. and its overweight position in Charles Schwab Corp. Shares of Apple, a maker of mobile devices, computers, software and relative services, rose amid better-than-expected earnings growth and positive investor sentiment over the company’s planned launch of new products and upgrades. Shares of EOG Resources, a petroleum and natural gas producer, fell amid a sharp decline in global oil prices in the second half of the reporting period. Shares of Charles Schwab, a financial services provider, fell amid investor concerns about the impact of lower interest rates and a weakening economy on the financial sector.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	7.6%
2.	Amazon.com, Inc.	7.1
3.	Apple, Inc.	5.5
4.	Alphabet, Inc., Class C	3.9
5.	Tesla, Inc.	2.7
6.	UnitedHealth Group, Inc.	2.5
7.	Mastercard, Inc., Class A	2.3
8.	PayPal Holdings, Inc.	2.1
9.	Home Depot, Inc. (The)	2.0
10.	NVIDIA Corp.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	37.4%
Consumer Discretionary	20.3
Health Care	14.7
Industrials	8.8
Communication Services	8.5
Financials	5.5
Materials	0.9
Short-Term Investments	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge*		21.14%	14.65%	17.60%
Without Sales Charge		27.87	15.89	18.23
CLASS C SHARES	May 1, 2006
With CDSC**		26.20	15.31	17.63
Without CDSC		27.20	15.31	17.63
CLASS I SHARES	May 1, 2006	28.15	16.16	18.48
CLASS R2 SHARES	July 31, 2017	27.48	15.59	17.93
CLASS R3 SHARES	May 31, 2017	27.80	15.89	18.23
CLASS R4 SHARES	May 31, 2017	28.15	16.18	18.52
CLASS R5 SHARES	January 8, 2009	28.32	16.33	18.69
CLASS R6 SHARES	December 23, 2013	28.49	16.47	18.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different to those shown because Class R4 Shares have different expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 22, 2013 and Class I Shares prior to January 8, 2009. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth

Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	2.48%
Russell Midcap Index	(2.24)%

Net Assets as of 6/30/2020 (In Thousands)	$1,637,182

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the real estate and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Teladoc Health Inc. and Advanced Micro Devices Inc. and its out-of-Benchmark position in Tesla, Inc. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Advanced Micro Devices, a semiconductor manufacturer, rose on growth in revenue and market share during the first half of the reporting period. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory.

Leading individual detractors from relative performance included the Fund’s overweight positions in Diamondback Energy Inc. and Loews Inc. and its underweight position in Newmont Corp. Shares of Diamondback Energy, a petroleum and natural gas producer operating in U.S. shale formations, fell as global oil prices fell sharply in the second half of the reporting period. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020. Shares of Newmont, a gold mining and processing company not held in the Fund, rose due to increased investor demand for commodity gold amid financial market volatility in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Synopsys, Inc.	1.4%
2.	Ball Corp.	1.2
3.	O’Reilly Automotive, Inc.	1.2
4.	Amphenol Corp., Class A	1.1
5.	Splunk, Inc.	1.0
6.	Keysight Technologies, Inc.	1.0
7.	AMETEK, Inc.	1.0
8.	Tractor Supply Co.	1.0
9.	Spotify Technology SA	1.0
10.	Xcel Energy, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.5%
Industrials	14.0
Financials	13.5
Health Care	13.5
Consumer Discretionary	13.0
Real Estate	6.4
Utilities	5.0
Communication Services	4.2
Materials	3.8
Consumer Staples	2.5
Energy	2.1
Short-Term Investments	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge*		(3.16)%	5.98%	12.23%
Without Sales Charge		2.20	7.13	12.83
CLASS C SHARES	November 2, 2009
With CDSC**		0.71	6.59	12.28
Without CDSC		1.71	6.59	12.28
CLASS I SHARES	January 1, 1997	2.48	7.45	13.20
CLASS R2 SHARES	March 14, 2014	1.96	6.86	12.66
CLASS R5 SHARES	March 14, 2014	2.62	7.58	13.29
CLASS R6 SHARES	March 14, 2014	2.72	7.66	13.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares from December 31, 2009 to March 13, 2014. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	20.70%
Russell Midcap Growth Index	11.91%

Net Assets as of 6/30/2020 (In Thousands)	$5,481,067

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the information technology sector and its security selection and underweight position in the communications services sector were leading contributors to performance relative to the Benchmark, while the Fund’s overweight position in the materials sector and its security selection in the real estate sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Teladoc Health Inc. and DexCom Inc. and its out-of-Benchmark position in Tesla, Inc. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of DexCom, a medical device manufacturer, rose after the company reported better-than-expected earnings and revenue for several consecutive quarters. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose amid a faster-than-expected schedule for production of its Model Y vehicles and efficient production output from its Shanghai factory.

Leading individual detractors from relative performance included the Fund’s underweight positions in DocuSign Inc. and Wayfair Inc., and its out-of-Benchmark position in Concho Resources Inc. Shares of DocuSign, a provider of electronic document services, rose amid increased demand for its services as businesses adopted work-from-home policies in response to the COVID-19 pandemic. Shares of Wayfair, an online retailer of home furnishings, rose after the company reported better-than-expected results for the first quarter of 2020 as consumers increased online purchases during at-home quarantines in response to the COVID-19 pandemic. Shares of Concho Resources, a petroleum and gas producer operating in U.S. shale formations, fell amid a sharp decline in global oil prices during the second half of the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	O’Reilly Automotive, Inc.	2.3%
2.	Splunk, Inc.	1.9
3.	Tractor Supply Co.	1.9
4.	Spotify Technology SA	1.9
5.	Synopsys, Inc.	1.7
6.	Trade Desk, Inc. (The), Class A	1.7
7.	ResMed, Inc.	1.7
8.	Lululemon Athletica, Inc.	1.5
9.	Teladoc Health, Inc.	1.3
10.	Ball Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.3%
Health Care	18.7
Industrials	16.3
Consumer Discretionary	15.8
Financials	6.8
Communication Services	4.7
Materials	1.9
Real Estate	0.5
Short-Term Investments	5.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		13.97%	10.79%	15.22%
Without Sales Charge		20.30	11.99	15.84
CLASS C SHARES	November 4, 1997
With CDSC**		18.72	11.44	15.26
Without CDSC		19.72	11.44	15.26
CLASS I SHARES	March 2, 1989	20.70	12.35	16.20
CLASS R2 SHARES	June 19, 2009	20.00	11.75	15.63
CLASS R3 SHARES	September 9, 2016	20.30	11.99	15.84
CLASS R4 SHARES	September 9, 2016	20.63	12.28	16.13
CLASS R5 SHARES	November 1, 2011	20.86	12.50	16.34
CLASS R6 SHARES	November 1, 2011	20.91	12.56	16.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R3, Class R4, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Mid-

cap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(13.71)%
Russell Midcap Value Index	(11.81)%

Net Assets as of 6/30/2020 (In Thousands)	$12,714,587

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the real estate and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the utilities and information technology sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Newmont Corp. and its overweight positions in Middleby Corp. and Loews Corp.

Shares of Newmont, a gold mining and processing company not held in the Fund, rose due to increased investor demand for commodity gold amid financial market volatility in response to the COVID-19 pandemic. Shares of Middleby, a food service equipment manufacturer, fell amid investor concerns about the business impact of the COVID-19 pandemic as well as lower-than-expected sales for the third quarter of 2019. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020.

Leading individual contributors to relative performance included the Fund’s overweight positions in T. Rowe Price Group Inc., Tiffany & Co. and Synopsys Inc. Shares of T. Rowe Price Group, a provider of mutual funds and other investment services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020. Shares of Tiffany, a luxury retailer, rose after the company agreed to a $16.2 billion acquisition by LVMH Moet Hennessey Louis Vuitton SE. Shares of Synopsys, a provider of software and consulting to the semiconductor industry, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Xcel Energy, Inc.	1.9%
2.	CMS Energy Corp.	1.8
3.	WEC Energy Group, Inc.	1.7
4.	T. Rowe Price Group, Inc.	1.7
5.	Ameriprise Financial, Inc.	1.7
6.	AutoZone, Inc.	1.6
7.	Loews Corp.	1.6
8.	M&T Bank Corp.	1.5
9.	Zimmer Biomet Holdings, Inc.	1.5
10.	Best Buy Co., Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.2%
Real Estate	12.5
Industrials	11.1
Utilities	10.0
Consumer Discretionary	9.7
Health Care	7.7
Information Technology	7.6
Materials	5.6
Consumer Staples	5.0
Energy	4.3
Communication Services	3.5
Short-Term Investments	2.8

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(18.64)%	0.85%	9.13%
Without Sales Charge		(14.13)	1.94	9.73
CLASS C SHARES	April 30, 2001
With CDSC**		(15.55)	1.43	9.17
Without CDSC		(14.55)	1.43	9.17
CLASS I SHARES	October 31, 2001	(13.90)	2.20	10.00
CLASS L SHARES	November 13, 1997	(13.71)	2.44	10.27
CLASS R2 SHARES	November 3, 2008	(14.36)	1.68	9.44
CLASS R3 SHARES	September 9, 2016	(14.13)	1.94	9.73
CLASS R4 SHARES	September 9, 2016	(13.93)	2.19	10.00
CLASS R5 SHARES	September 9, 2016	(13.79)	2.37	10.23
CLASS R6 SHARES	September 9, 2016	(13.70)	2.45	10.27

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.

Returns for the Class R5 and R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap

Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(13.26)%
Russell 3000 Value Index	(9.42)%

Net Assets as of 6/30/2020 (In Thousands) . .	$8,699,919

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and underweight positions in the financials and consumer staples sectors were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the energy and utilities sectors was a leading contributor to leading relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Delta Air Lines Inc., Loews Inc. and Entercom Communications Corp. Shares of Delta Air Lines, a passenger airline, fell as global air travel was restricted in response to the COVID-19 pandemic. Shares of Loews, a holding company operating in the energy, insurance and hotels sectors, fell after the company reported a loss for the first quarter of 2020. Shares of Entercom Communications, a media and entertainment provider, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2020 as its live events business was shuttered in response to the COVID-19 pandemic.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in T. Rowe Price Group Inc., Tiffany & Co. and Morgan Stanley. Shares of T. Rowe Price Group, provider of mutual funds and other investment services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2020. Shares of Tiffany, a luxury retailer, rose after the company agreed to a $16.2 billion acquisition by LVMH Moet Hennessey Louis Vuitton SE. Shares of Morgan Stanley, a financial services provider, rose amid investor expectations that it would maintain dividend payments to shareholders.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Bank of America Corp.	3.6%
2.	Berkshire Hathaway, Inc., Class B	2.1
3.	Bristol-Myers Squibb Co.	2.0
4.	PNC Financial Services Group, Inc. (The)	1.9
5.	Loews Corp.	1.9
6.	Verizon Communications, Inc.	1.8
7.	Johnson & Johnson	1.8
8.	Procter & Gamble Co. (The)	1.6
9.	Travelers Cos., Inc. (The)	1.6
10.	Wells Fargo & Co.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	30.1%
Health Care	11.4
Energy	7.6
Industrials	7.1
Real Estate	6.9
Consumer Discretionary	6.8
Communication Services	6.0
Utilities	5.6
Consumer Staples	5.3
Information Technology	5.2
Materials	4.0
Short-Term Investments	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge*		(18.12)%	1.64%	8.91%
Without Sales Charge		(13.60)	2.74	9.49
CLASS C SHARES	February 28, 2005
With CDSC**		(15.04)	2.22	8.95
Without CDSC		(14.04)	2.22	8.95
CLASS I SHARES	February 28, 2005	(13.39)	3.00	9.76
CLASS L SHARES	February 28, 2005	(13.26)	3.19	10.01
CLASS R2 SHARES	July 31, 2017	(13.82)	2.48	9.22
CLASS R3 SHARES	September 9, 2016	(13.60)	2.73	9.49
CLASS R4 SHARES	September 9, 2016	(13.40)	2.99	9.76
CLASS R5 SHARES	September 9, 2016	(13.25)	3.17	10.00
CLASS R6 SHARES	September 9, 2016	(13.18)	3.25	10.04

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for the Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different to those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000 Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%

Automobiles — 3.5%

Tesla, Inc. * (a)	281	303,639

Thor Industries, Inc. (a)	705	75,085

		378,724

Banks — 1.0%

East West Bancorp, Inc.	866	31,384

First Republic Bank	767	81,243

		112,627

Biotechnology — 5.0%

Alnylam Pharmaceuticals, Inc. *	370	54,781

Amgen, Inc.	872	205,600

Exact Sciences Corp. * (a)	839	72,979

Exelixis, Inc. *	3,059	72,621

Intercept Pharmaceuticals, Inc. * (a)	323	15,473

Regeneron Pharmaceuticals, Inc. *	199	124,042

		545,496

Building Products — 1.2%

Fortune Brands Home & Security, Inc.	1,149	73,474

Trane Technologies plc	601	53,448

		126,922

Capital Markets — 3.6%

BlackRock, Inc.	166	90,556

Blackstone Group, Inc. (The), Class A	776	43,993

Charles Schwab Corp. (The)	2,561	86,407

Nasdaq, Inc.	641	76,580

S&P Global, Inc.	293	96,585

		394,121

Commercial Services & Supplies — 1.5%

Copart, Inc. *	774	64,481

Waste Connections, Inc.	996	93,376

		157,857

Communications Equipment — 0.5%

Arista Networks, Inc. * (a)	234	49,238

Containers & Packaging — 0.9%

Ball Corp.	1,354	94,055

Electrical Equipment — 1.7%

AMETEK, Inc.	778	69,497

Generac Holdings, Inc. *	925	112,836

		182,333

Electronic Equipment, Instruments & Components — 2.1%

Amphenol Corp., Class A	622	59,594

Keysight Technologies, Inc. *	709	71,463

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Zebra Technologies Corp., Class A *	384	98,197

		229,254

Entertainment — 2.7%

Netflix, Inc. *	289	131,341

Spotify Technology SA * (a)	337	86,937

Take-Two Interactive Software, Inc. *	509	71,024

		289,302

Health Care Equipment & Supplies — 1.8%

DexCom, Inc. *	248	100,365

Intuitive Surgical, Inc. * (a)	165	93,936

		194,301

Health Care Providers & Services — 3.1%

McKesson Corp.	400	61,387

UnitedHealth Group, Inc.	931	274,554

		335,941

Health Care Technology — 0.9%

Teladoc Health, Inc. * (a)	533	101,767

Hotels, Restaurants & Leisure — 0.6%

Las Vegas Sands Corp.	1,398	63,680

Household Durables — 1.2%

Garmin Ltd. (a)	1,355	132,108

Insurance — 1.0%

Progressive Corp. (The)	1,304	104,449

Interactive Media & Services — 5.4%

Alphabet, Inc., Class C *	306	432,464

Facebook, Inc., Class A *	668	151,592

		584,056

Internet & Direct Marketing Retail — 8.4%

Amazon.com, Inc. *	287	792,397

Booking Holdings, Inc. *	70	112,137

		904,534

IT Services — 7.3%

Booz Allen Hamilton Holding Corp. (a)	1,149	89,350

Global Payments, Inc.	806	136,747

Mastercard, Inc., Class A	875	258,688

MongoDB, Inc. * (a)	297	67,170

PayPal Holdings, Inc. *	1,338	233,185

		785,140

Life Sciences Tools & Services — 2.3%

Illumina, Inc. *	215	79,676

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Life Sciences Tools & Services — continued

Mettler-Toledo International, Inc. *	79	64,000

Thermo Fisher Scientific, Inc.	290	105,087

		248,763

Machinery — 2.0%

Ingersoll Rand, Inc. * (a)	1,405	39,502

Nordson Corp. (a)	411	77,883

Stanley Black & Decker, Inc.	733	102,206

		219,591

Media — 0.6%

New York Times Co. (The), Class A (a)	1,608	67,581

Pharmaceuticals — 2.0%

Catalent, Inc. *	1,158	84,875

Jazz Pharmaceuticals plc *	488	53,835

Royalty Pharma plc, Class A *	1,554	75,440

		214,150

Professional Services — 1.4%

FTI Consulting, Inc. * (a)	806	92,383

IHS Markit Ltd.	840	63,444

		155,827

Road & Rail — 1.2%

Lyft, Inc., Class A * (a)	1,355	44,735

Old Dominion Freight Line, Inc.	521	88,383

		133,118

Semiconductors & Semiconductor Equipment — 7.9%

Advanced Micro Devices, Inc. *	2,616	137,610

Enphase Energy, Inc. * (a)	1,820	86,567

Entegris, Inc. (a)	1,234	72,896

Lam Research Corp.	337	108,890

Microchip Technology, Inc. (a)	513	54,055

NVIDIA Corp.	574	218,206

QUALCOMM, Inc.	1,914	174,541

		852,765

Software — 15.3%

Cadence Design Systems, Inc. *	697	66,921

Crowdstrike Holdings, Inc., Class A *	765	76,715

Intuit, Inc.	354	104,939

Medallia, Inc. * (a)	1,097	27,679

Microsoft Corp.	4,183	851,325

ServiceNow, Inc. *	248	100,523

Splunk, Inc. * (a)	543	107,944

Synopsys, Inc. *	476	92,783

Trade Desk, Inc. (The), Class A * (a)	301	122,491

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Zscaler, Inc. * (a)	814	89,082

		1,640,402

Specialty Retail — 6.7%

CarMax, Inc. * (a)	853	76,343

Home Depot, Inc. (The)	898	225,018

National Vision Holdings, Inc. *	1,154	35,233

O’Reilly Automotive, Inc. *	253	106,777

Ross Stores, Inc.	932	79,466

Tractor Supply Co.	1,263	166,497

Ulta Beauty, Inc. *	195	39,667

		729,001

Technology Hardware, Storage & Peripherals — 5.6%

Apple, Inc.	1,665	607,485

Textiles, Apparel & Luxury Goods — 0.5%

Lululemon Athletica, Inc. *	179	55,825

Total Common Stocks (Cost $5,882,056)		10,690,413

Short-Term Investments — 4.1%

Investment Companies — 1.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $105,359)	105,321	105,416

Investment of Cash Collateral from Securities Loaned — 3.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	302,408	302,529

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	31,490	31,490

Total Investment of Cash Collateral from Securities Loaned (Cost $334,021)		334,019

Total Short-Term Investments (Cost $439,380)		439,435

Total Investments — 103.0% (Cost $6,321,436)		11,129,848
Liabilities in Excess of Other Assets — (3.0)%		(319,643)

NET ASSETS — 100.0%		10,810,205

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $331,253,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Aerospace & Defense — 0.3%

HEICO Corp., Class A	69	5,608

Airlines — 0.4%

Southwest Airlines Co.	174	5,936

Auto Components — 0.4%

BorgWarner, Inc.	170	5,986

Automobiles — 0.7%

Tesla, Inc. *	5	5,399

Thor Industries, Inc.	59	6,285

		11,684

Banks — 4.2%

Citizens Financial Group, Inc.	331	8,358

East West Bancorp, Inc.	63	2,300

Fifth Third Bancorp	524	10,102

First Republic Bank	129	13,704

Huntington Bancshares, Inc.	573	5,176

M&T Bank Corp.	118	12,225

Regions Financial Corp.	613	6,822

TCF Financial Corp.	198	5,821

Zions Bancorp NA	131	4,447

		68,955

Beverages — 0.8%

Constellation Brands, Inc., Class A	48	8,329

Keurig Dr Pepper, Inc.	165	4,673

		13,002

Biotechnology — 2.6%

Agios Pharmaceuticals, Inc. *	79	4,217

Alnylam Pharmaceuticals, Inc. *	57	8,387

BioMarin Pharmaceutical, Inc. *	34	4,199

Exact Sciences Corp. *	96	8,388

Exelixis, Inc. *	258	6,130

Intercept Pharmaceuticals, Inc. *	26	1,243

Neurocrine Biosciences, Inc. *	51	6,198

Seattle Genetics, Inc. *	25	4,180

		42,942

Building Products — 1.8%

AZEK Co., Inc. (The) *	94	3,001

Fortune Brands Home & Security, Inc.	227	14,509

Trane Technologies plc	65	5,767

Trex Co., Inc. *	48	6,269

		29,546

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 5.2%

Ameriprise Financial, Inc.	90	13,454

Blackstone Group, Inc. (The), Class A	57	3,207

Charles Schwab Corp. (The)	109	3,684

Evercore, Inc., Class A	54	3,199

MarketAxess Holdings, Inc.	18	9,167

MSCI, Inc.	28	9,368

Nasdaq, Inc.	40	4,737

Northern Trust Corp.	118	9,362

Raymond James Financial, Inc.	135	9,307

S&P Global, Inc.	14	4,459

T. Rowe Price Group, Inc.	107	13,249

TD Ameritrade Holding Corp.	77	2,790

		85,983

Chemicals — 0.6%

Sherwin-Williams Co. (The)	17	9,807

Commercial Services & Supplies — 1.0%

Copart, Inc. *	112	9,367

Waste Connections, Inc.	79	7,448

		16,815

Communications Equipment — 0.7%

Arista Networks, Inc. *	30	6,270

CommScope Holding Co., Inc. *	263	2,190

Motorola Solutions, Inc.	26	3,704

		12,164

Construction Materials — 0.5%

Martin Marietta Materials, Inc.	42	8,591

Consumer Finance — 0.3%

Discover Financial Services	85	4,257

Containers & Packaging — 2.6%

Avery Dennison Corp.	46	5,208

Ball Corp.	280	19,428

Packaging Corp. of America	50	5,022

Silgan Holdings, Inc.	246	7,956

Westrock Co.	203	5,744

		43,358

Distributors — 0.4%

Genuine Parts Co.	67	5,822

Electric Utilities — 2.1%

Edison International	181	9,822

Entergy Corp.	100	9,377

Xcel Energy, Inc.	242	15,097

		34,296

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electrical Equipment — 2.4%

Acuity Brands, Inc.	75	7,205

AMETEK, Inc.	178	15,896

Generac Holdings, Inc. *	77	9,338

Hubbell, Inc.	59	7,372

		39,811

Electronic Equipment, Instruments & Components — 3.9%

Amphenol Corp., Class A	196	18,821

CDW Corp.	76	8,787

Keysight Technologies, Inc. *	161	16,243

SYNNEX Corp.	75	9,005

Zebra Technologies Corp., Class A *	41	10,400

		63,256

Entertainment — 1.5%

Spotify Technology SA *	61	15,732

Take-Two Interactive Software, Inc. *	67	9,293

		25,025

Equity Real Estate Investment Trusts (REITs) — 5.4%

American Campus Communities, Inc.	96	3,359

American Homes 4 Rent, Class A	250	6,738

AvalonBay Communities, Inc.	63	9,733

Boston Properties, Inc.	103	9,331

Brixmor Property Group, Inc.	393	5,041

Essex Property Trust, Inc.	25	5,685

Federal Realty Investment Trust	66	5,666

Host Hotels & Resorts, Inc.	222	2,396

JBG SMITH Properties	114	3,360

Kimco Realty Corp.	379	4,866

Outfront Media, Inc.	235	3,332

Rayonier, Inc.	264	6,541

Regency Centers Corp.	89	4,101

Ventas, Inc.	83	3,028

Vornado Realty Trust	151	5,768

Weyerhaeuser Co.	267	6,003

WP Carey, Inc.	64	4,299

		89,247

Food & Staples Retailing — 0.7%

Kroger Co. (The)	252	8,539

US Foods Holding Corp. *	142	2,797

		11,336

Food Products — 0.5%

Post Holdings, Inc. *	88	7,752

INVESTMENTS	SHARES (000)	VALUE ($000)

Gas Utilities — 0.5%

National Fuel Gas Co.	194	8,142

Health Care Equipment & Supplies — 2.7%

Cooper Cos., Inc. (The)	16	4,453

DexCom, Inc. *	16	6,390

Insulet Corp. *	39	7,659

ResMed, Inc.	73	14,024

Zimmer Biomet Holdings, Inc.	101	12,109

		44,635

Health Care Providers & Services — 4.5%

Acadia Healthcare Co., Inc. *	94	2,354

Amedisys, Inc. *	27	5,361

AmerisourceBergen Corp.	106	10,714

Centene Corp. *	83	5,249

Cigna Corp.	45	8,512

Henry Schein, Inc. *	106	6,188

Humana, Inc.	14	5,392

Laboratory Corp. of America Holdings *	70	11,692

McKesson Corp.	64	9,788

Universal Health Services, Inc., Class B	88	8,147

		73,397

Health Care Technology — 1.4%

Teladoc Health, Inc. *	58	11,153

Veeva Systems, Inc., Class A *	47	10,965

		22,118

Hotels, Restaurants & Leisure — 1.1%

Chipotle Mexican Grill, Inc. *	10	10,990

Darden Restaurants, Inc.	22	1,634

Las Vegas Sands Corp.	101	4,609

		17,233

Household Durables — 2.2%

Garmin Ltd.	103	10,083

Helen of Troy Ltd. *	22	4,167

Mohawk Industries, Inc. *	78	7,904

Newell Brands, Inc.	486	7,722

NVR, Inc. *	2	5,406

		35,282

Household Products — 0.5%

Energizer Holdings, Inc.	161	7,641

Industrial Conglomerates — 0.9%

Carlisle Cos., Inc.	125	14,912

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 3.8%

Alleghany Corp.	10	5,094

Hartford Financial Services Group, Inc. (The)	236	9,095

Lincoln National Corp.	110	4,047

Loews Corp.	386	13,251

Marsh & McLennan Cos., Inc.	79	8,510

Progressive Corp. (The)	175	14,013

Selectquote, Inc. *	107	2,718

WR Berkley Corp.	100	5,750

		62,478

Interactive Media & Services — 0.5%

Match Group, Inc. *	76	8,179

Internet & Direct Marketing Retail — 0.6%

Booking Holdings, Inc. *	4	5,892

Expedia Group, Inc.	43	3,551

		9,443

IT Services — 3.5%

Booz Allen Hamilton Holding Corp.	141	10,995

FleetCor Technologies, Inc. *	32	8,049

Global Payments, Inc.	51	8,685

Jack Henry & Associates, Inc.	37	6,870

MongoDB, Inc. *	33	7,379

Okta, Inc. *	52	10,315

Square, Inc., Class A *	44	4,586

		56,879

Leisure Products — 0.3%

Brunswick Corp.	72	4,634

Life Sciences Tools & Services — 0.8%

Illumina, Inc. *	11	4,072

Mettler-Toledo International, Inc. *	10	8,298

		12,370

Machinery — 4.2%

IDEX Corp.	55	8,647

Ingersoll Rand, Inc. *	150	4,221

ITT, Inc.	240	14,077

Lincoln Electric Holdings, Inc.	102	8,623

Middleby Corp. (The) *	102	8,073

Nordson Corp.	43	8,072

Snap-on, Inc.	67	9,270

Stanley Black & Decker, Inc.	58	8,117

		69,100

Media — 2.2%

Discovery, Inc., Class C *	396	7,635

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

DISH Network Corp., Class A *	84	2,909

Liberty Broadband Corp., Class C *	61	7,537

Liberty Media Corp.-Liberty SiriusXM, Class C *	303	10,440

New York Times Co. (The), Class A	159	6,689

		35,210

Multiline Retail — 0.3%

Kohl’s Corp.	141	2,937

Nordstrom, Inc.	115	1,789

		4,726

Multi-Utilities — 2.4%

CMS Energy Corp.	244	14,273

Sempra Energy	92	10,818

WEC Energy Group, Inc.	158	13,855

		38,946

Oil, Gas & Consumable Fuels — 2.1%

Cabot Oil & Gas Corp.	379	6,519

Diamondback Energy, Inc.	263	11,016

EQT Corp.	374	4,452

Equitrans Midstream Corp.	377	3,129

Williams Cos., Inc. (The)	512	9,737

		34,853

Personal Products — 0.1%

Coty, Inc., Class A	293	1,311

Pharmaceuticals — 1.6%

Catalent, Inc. *	89	6,498

Horizon Therapeutics plc *	141	7,848

Jazz Pharmaceuticals plc *	51	5,582

Royalty Pharma plc, Class A *	118	5,705

		25,633

Professional Services — 2.2%

CoStar Group, Inc. *	13	9,094

Equifax, Inc.	50	8,560

FTI Consulting, Inc. *	65	7,498

IHS Markit Ltd.	135	10,211

		35,363

Real Estate Management & Development — 1.0%

CBRE Group, Inc., Class A *	299	13,509

Cushman & Wakefield plc *	200	2,487

		15,996

Road & Rail — 0.8%

Lyft, Inc., Class A *	105	3,464

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Road & Rail — continued

Old Dominion Freight Line, Inc.	55	9,260

		12,724

Semiconductors & Semiconductor Equipment — 4.1%

Advanced Micro Devices, Inc. *	137	7,205

Analog Devices, Inc.	56	6,874

Cree, Inc. *	41	2,409

Enphase Energy, Inc. *	186	8,824

Entegris, Inc.	127	7,511

KLA Corp.	49	9,596

Lam Research Corp.	18	5,903

Microchip Technology, Inc.	87	9,122

Xilinx, Inc.	100	9,860

		67,304

Software — 7.2%

Cadence Design Systems, Inc. *	115	11,026

Coupa Software, Inc. *	21	5,679

Crowdstrike Holdings, Inc., Class A *	91	9,078

HubSpot, Inc. *	29	6,551

Intuit, Inc.	16	4,865

Medallia, Inc. *	86	2,168

RingCentral, Inc., Class A *	38	10,856

ServiceNow, Inc. *	11	4,366

Slack Technologies, Inc., Class A *	121	3,759

Splunk, Inc. *	82	16,357

Synopsys, Inc. *	117	22,851

Trade Desk, Inc. (The), Class A *	35	14,347

Zscaler, Inc. *	68	7,485

		119,388

Specialty Retail — 5.6%

AutoZone, Inc. *	12	13,187

Best Buy Co., Inc.	137	11,945

Burlington Stores, Inc. *	34	6,628

CarMax, Inc. *	75	6,716

Gap, Inc. (The)	379	4,789

National Vision Holdings, Inc. *	145	4,423

O’Reilly Automotive, Inc. *	46	19,353

Ross Stores, Inc.	58	4,903

Tractor Supply Co.	120	15,761

Ulta Beauty, Inc. *	30	6,184

		93,889

Textiles, Apparel & Luxury Goods — 1.4%

Carter’s, Inc.	41	3,281

Lululemon Athletica, Inc. *	40	12,365

INVESTMENTS	SHARES (000)	VALUE ($000)

Textiles, Apparel & Luxury Goods — continued

PVH Corp.	34	1,649

Ralph Lauren Corp.	87	6,315

		23,610

Total Common Stocks (Cost $1,113,790)		1,596,575

Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a) (b) (Cost $40,601)	40,575	40,612

Total Investments — 100.0% (Cost $1,154,391)		1,637,187
Liabilities in Excess of Other Assets — 0.0% (c)		(5)

NET ASSETS — 100.0%		1,637,182

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%

Aerospace & Defense — 0.7%

HEICO Corp., Class A	466	37,832

Automobiles — 1.4%

Tesla, Inc. *	34	36,282

Thor Industries, Inc. (a)	398	42,417

		78,699

Banks — 1.0%

East West Bancorp, Inc.	428	15,509

First Republic Bank	388	41,113

		56,622

Biotechnology — 5.3%

Agios Pharmaceuticals, Inc. * (a)	532	28,451

Alnylam Pharmaceuticals, Inc. *	382	56,534

BioMarin Pharmaceutical, Inc. *	229	28,282

Exact Sciences Corp. * (a)	651	56,582

Exelixis, Inc. *	1,742	41,350

Intercept Pharmaceuticals, Inc. * (a)	175	8,373

Neurocrine Biosciences, Inc. *	343	41,809

Seattle Genetics, Inc. *	166	28,190

		289,571

Building Products — 2.6%

AZEK Co., Inc. (The) *	635	20,241

Fortune Brands Home & Security, Inc.	644	41,190

Trane Technologies plc	437	38,884

Trex Co., Inc. * (a)	325	42,292

		142,607

Capital Markets — 5.0%

Blackstone Group, Inc. (The), Class A	382	21,644

Charles Schwab Corp. (The)	737	24,860

Evercore, Inc., Class A (a)	367	21,594

MarketAxess Holdings, Inc.	123	61,713

MSCI, Inc.	190	63,260

Nasdaq, Inc. (a)	268	31,970

S&P Global, Inc.	92	30,157

TD Ameritrade Holding Corp.	517	18,824

		274,022

Commercial Services & Supplies — 2.1%

Copart, Inc. *	759	63,185

Waste Connections, Inc.	535	50,205

		113,390

Communications Equipment — 0.8%

Arista Networks, Inc. *	201	42,283

INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — 2.0%

Avery Dennison Corp.	308	35,117

Ball Corp. (a)	1,075	74,670

		109,787

Electrical Equipment — 2.0%

AMETEK, Inc.	497	44,435

Generac Holdings, Inc. *	517	62,977

		107,412

Electronic Equipment, Instruments & Components — 3.6%

Amphenol Corp., Class A	658	63,037

Keysight Technologies, Inc. *	645	64,993

Zebra Technologies Corp., Class A *	274	70,105

		198,135

Entertainment — 3.1%

Spotify Technology SA *	411	106,013

Take-Two Interactive Software, Inc. *	449	62,639

		168,652

Health Care Equipment & Supplies — 4.0%

Cooper Cos., Inc. (The) (a)	106	30,037

DexCom, Inc. *	107	43,216

Insulet Corp. *	266	51,634

ResMed, Inc.	493	94,618

		219,505

Health Care Providers & Services — 2.8%

Acadia Healthcare Co., Inc. * (a)	632	15,887

Amedisys, Inc. *	182	36,174

Centene Corp. *	557	35,417

McKesson Corp.	431	66,047

		153,525

Health Care Technology — 2.7%

Teladoc Health, Inc. * (a)	394	75,234

Veeva Systems, Inc., Class A *	316	73,972

		149,206

Hotels, Restaurants & Leisure — 1.9%

Chipotle Mexican Grill, Inc. * (a)	71	74,192

Las Vegas Sands Corp.	682	31,076

		105,268

Household Durables — 2.4%

Garmin Ltd.	698	68,029

Helen of Troy Ltd. *	149	28,152

NVR, Inc. *	11	36,172

		132,353

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Industrial Conglomerates — 0.7%

Carlisle Cos., Inc.	314	37,624

Insurance — 1.1%

Progressive Corp. (The)	535	42,827

Selectquote, Inc. *	724	18,329

		61,156

Interactive Media & Services — 1.0%

Match Group, Inc. * (a)	516	55,184

Internet & Direct Marketing Retail — 0.7%

Booking Holdings, Inc. *	25	39,649

IT Services — 6.2%

Booz Allen Hamilton Holding Corp. (a)	953	74,165

FleetCor Technologies, Inc. *	216	54,305

Global Payments, Inc.	346	58,604

MongoDB, Inc. * (a)	220	49,727

Okta, Inc. *	347	69,560

Square, Inc., Class A * (a)	295	30,905

		337,266

Leisure Products — 0.6%

Brunswick Corp. (a)	488	31,262

Life Sciences Tools & Services — 1.5%

Illumina, Inc. *	74	27,582

Mettler-Toledo International, Inc. *	69	55,744

		83,326

Machinery — 3.1%

Ingersoll Rand, Inc. * (a)	1,012	28,464

ITT, Inc.	566	33,259

Nordson Corp. (a)	287	54,485

Stanley Black & Decker, Inc.	393	54,761

		170,969

Media — 0.8%

New York Times Co. (The), Class A (a)	1,073	45,115

Pharmaceuticals — 3.1%

Catalent, Inc. *	598	43,833

Horizon Therapeutics plc *	952	52,934

Jazz Pharmaceuticals plc *	341	37,656

Royalty Pharma plc, Class A *	787	38,209

		172,632

Professional Services — 4.4%

CoStar Group, Inc. *	86	61,260

Equifax, Inc. (a)	336	57,769

FTI Consulting, Inc. * (a)	441	50,551

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — continued

IHS Markit Ltd.	912	68,856

		238,436

Real Estate Management & Development — 0.5%

CBRE Group, Inc., Class A *	572	25,881

Road & Rail — 1.6%

Lyft, Inc., Class A * (a)	708	23,358

Old Dominion Freight Line, Inc.	368	62,401

		85,759

Semiconductors & Semiconductor Equipment — 7.4%

Advanced Micro Devices, Inc. *	924	48,612

Cree, Inc. * (a)	275	16,265

Enphase Energy, Inc. * (a)	1,251	59,510

Entegris, Inc. (a)	858	50,671

KLA Corp.	333	64,723

Lam Research Corp.	123	39,912

Microchip Technology, Inc. (a)	584	61,512

Xilinx, Inc.	676	66,481

		407,686

Software — 13.7%

Cadence Design Systems, Inc. *	775	74,359

Coupa Software, Inc. * (a)	138	38,259

Crowdstrike Holdings, Inc., Class A *	610	61,217

HubSpot, Inc. *	197	44,107

Intuit, Inc.	111	32,877

Medallia, Inc. * (a)	580	14,632

RingCentral, Inc., Class A * (a)	257	73,276

ServiceNow, Inc. *	73	29,437

Slack Technologies, Inc., Class A * (a)	815	25,348

Splunk, Inc. * (a)	555	110,345

Synopsys, Inc. *	498	97,032

Trade Desk, Inc. (The), Class A * (a)	238	96,666

Zscaler, Inc. * (a)	461	50,458

		748,013

Specialty Retail — 7.9%

Burlington Stores, Inc. * (a)	227	44,762

CarMax, Inc. * (a)	506	45,312

National Vision Holdings, Inc. *	977	29,827

O’Reilly Automotive, Inc. *	310	130,508

Ross Stores, Inc.	388	33,038

Tractor Supply Co.	806	106,275

Ulta Beauty, Inc. *	205	41,660

		431,382

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — 1.5%

Lululemon Athletica, Inc. *	267	83,400

Total Common Stocks (Cost $3,814,083)		5,433,609

Short-Term Investments — 5.2%

Investment Companies — 0.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $51,532)	51,514	51,560

Investment of Cash Collateral from Securities Loaned — 4.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	211,004	211,088

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	24,377	24,377

Total Investment of Cash Collateral from Securities Loaned (Cost $235,466)		235,465

Total Short-Term Investments (Cost $286,998)		287,025

Total Investments — 104.4% (Cost $4,101,081)		5,720,634
Liabilities in Excess of Other Assets — (4.4)%		(239,567)

NET ASSETS — 100.0%		5,481,067

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $231,676,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.6%

Airlines — 0.7%

Southwest Airlines Co. (a)	2,689	91,910

Auto Components — 0.8%

BorgWarner, Inc. (a)	2,753	97,171

Banks — 7.6%

Citizens Financial Group, Inc. (a)	5,267	132,928

Fifth Third Bancorp	8,296	159,941

First Republic Bank	1,136	120,452

Huntington Bancshares, Inc.	9,304	84,063

M&T Bank Corp.	1,911	198,692

Regions Financial Corp. (a)	9,757	108,496

TCF Financial Corp.	3,143	92,458

Zions Bancorp NA (a)	2,066	70,231

		967,261

Beverages — 1.6%

Constellation Brands, Inc., Class A	753	131,822

Keurig Dr Pepper, Inc. (a)	2,601	73,863

		205,685

Building Products — 1.0%

Fortune Brands Home & Security, Inc.	2,080	132,979

Capital Markets — 5.7%

Ameriprise Financial, Inc. (a)	1,420	213,086

Northern Trust Corp. (a)	1,868	148,222

Raymond James Financial, Inc.	2,141	147,351

T. Rowe Price Group, Inc.	1,741	215,066

		723,725

Chemicals — 1.2%

Sherwin-Williams Co. (The)	271	156,695

Communications Equipment — 0.7%

CommScope Holding Co., Inc. *	4,142	34,505

Motorola Solutions, Inc.	409	57,353

		91,858

Construction Materials — 1.1%

Martin Marietta Materials, Inc.	658	135,965

Consumer Finance — 0.5%

Discover Financial Services (a)	1,324	66,302

Containers & Packaging — 3.4%

Ball Corp. (a)	1,917	133,240

Packaging Corp. of America (a)	784	78,206

Silgan Holdings, Inc.	3,889	125,958

Westrock Co. (a)	3,214	90,831

		428,235

INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 0.7%

Genuine Parts Co. (a)	1,059	92,051

Electric Utilities — 4.3%

Edison International	2,864	155,547

Entergy Corp.	1,583	148,497

Xcel Energy, Inc. (a)	3,827	239,186

		543,230

Electrical Equipment — 2.9%

Acuity Brands, Inc. (a)	1,165	111,559

AMETEK, Inc.	1,650	147,417

Hubbell, Inc.	911	114,259

		373,235

Electronic Equipment, Instruments & Components — 4.2%

Amphenol Corp., Class A	1,566	150,058

CDW Corp.	1,197	139,095

Keysight Technologies, Inc. * (a)	1,037	104,483

SYNNEX Corp.	1,171	140,242

		533,878

Equity Real Estate Investment Trusts (REITs) — 11.1%

American Campus Communities, Inc. (a)	1,516	52,986

American Homes 4 Rent, Class A	4,020	108,141

AvalonBay Communities, Inc. (a)	1,010	156,210

Boston Properties, Inc.	1,634	147,694

Brixmor Property Group, Inc.	6,165	79,036

Essex Property Trust, Inc. (a)	398	91,246

Federal Realty Investment Trust (a)	1,055	89,861

Host Hotels & Resorts, Inc. (a)	3,437	37,090

JBG SMITH Properties	1,794	53,039

Kimco Realty Corp.	5,985	76,843

Outfront Media, Inc.	3,711	52,578

Rayonier, Inc. (a)	4,174	103,469

Regency Centers Corp.	1,411	64,746

Ventas, Inc. (a)	1,303	47,707

Vornado Realty Trust (a)	2,423	92,583

Weyerhaeuser Co.	4,225	94,902

WP Carey, Inc. (a)	1,032	69,791

		1,417,922

Food & Staples Retailing — 1.4%

Kroger Co. (The)	4,068	137,710

US Foods Holding Corp. *	2,209	43,564

		181,274

Food Products — 1.0%

Post Holdings, Inc. *	1,400	122,707

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Gas Utilities — 1.0%

National Fuel Gas Co. (a)	3,074	128,888

Health Care Equipment & Supplies — 1.5%

Zimmer Biomet Holdings, Inc.	1,607	191,792

Health Care Providers & Services — 6.3%

AmerisourceBergen Corp.	1,701	171,364

Cigna Corp.	718	134,755

Henry Schein, Inc. *	1,693	98,848

Humana, Inc.	215	83,434

Laboratory Corp. of America Holdings * (a)	1,115	185,183

Universal Health Services, Inc., Class B	1,389	128,979

		802,563

Hotels, Restaurants & Leisure — 0.2%

Darden Restaurants, Inc.	336	25,454

Household Durables — 1.9%

Mohawk Industries, Inc. *	1,229	125,027

Newell Brands, Inc. (a)	7,693	122,158

		247,185

Household Products — 1.0%

Energizer Holdings, Inc. (a)	2,546	120,916

Industrial Conglomerates — 1.1%

Carlisle Cos., Inc.	1,214	145,321

Insurance — 6.6%

Alleghany Corp.	165	80,524

Hartford Financial Services Group, Inc. (The)	3,735	143,979

Lincoln National Corp. (a)	1,738	63,925

Loews Corp.	6,121	209,893

Marsh & McLennan Cos., Inc. (a)	1,255	134,730

Progressive Corp. (The)	1,490	119,338

WR Berkley Corp.	1,574	90,186

		842,575

Internet & Direct Marketing Retail — 0.5%

Expedia Group, Inc.	700	57,518

IT Services — 0.9%

Jack Henry & Associates, Inc.	594	109,342

Machinery — 5.4%

IDEX Corp.	866	136,907

ITT, Inc.	2,465	144,810

Lincoln Electric Holdings, Inc. (a)	1,620	136,488

Middleby Corp. (The) * (a)	1,618	127,721

Snap-on, Inc. (a)	1,060	146,755

		692,681

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — 3.6%

Discovery, Inc., Class C *	6,275	120,850

DISH Network Corp., Class A *	1,361	46,975

Liberty Broadband Corp., Class C *	962	119,302

Liberty Media Corp.-Liberty SiriusXM, Class C *	4,809	165,671

		452,798

Mortgage Real Estate Investment Trusts (REITs) — 0.0% (b)

Starwood Property Trust, Inc.	339	5,077

Multiline Retail — 0.6%

Kohl’s Corp.	2,229	46,305

Nordstrom, Inc. (a)	1,817	28,144

		74,449

Multi-Utilities — 4.9%

CMS Energy Corp.	3,870	226,109

Sempra Energy	1,465	171,690

WEC Energy Group, Inc.	2,504	219,500

		617,299

Oil, Gas & Consumable Fuels — 4.3%

Cabot Oil & Gas Corp. (a)	6,006	103,177

Diamondback Energy, Inc. (a)	4,172	174,459

EQT Corp. (a)	5,914	70,380

Equitrans Midstream Corp.	5,941	49,370

Williams Cos., Inc. (The)	7,970	151,586

		548,972

Personal Products — 0.2%

Coty, Inc., Class A	4,579	20,469

Real Estate Management & Development — 1.5%

CBRE Group, Inc., Class A * (a)	3,386	153,093

Cushman & Wakefield plc *	3,204	39,923

		193,016

Semiconductors & Semiconductor Equipment — 0.9%

Analog Devices, Inc.	887	108,743

Software — 1.1%

Synopsys, Inc. *	686	133,762

Specialty Retail — 3.8%

AutoZone, Inc. *	187	210,425

Best Buy Co., Inc. (a)	2,168	189,187

Gap, Inc. (The) (a)	6,147	77,570

		477,182

Textiles, Apparel & Luxury Goods — 1.4%

Carter’s, Inc.	642	51,783

PVH Corp. (a)	535	25,683

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Textiles, Apparel & Luxury Goods — continued

Ralph Lauren Corp. (a)	1,378	99,896

		177,362

Total Common Stocks (Cost $9,603,853)		12,535,447

Short-Term Investments — 2.8%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $170,132)	170,149	170,302

Investment of Cash Collateral from Securities Loaned — 1.5%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	168,007	168,074

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	23,472	23,472

Total Investment of Cash Collateral from Securities Loaned (Cost $191,547)		191,546

Total Short-Term Investments (Cost $361,679)		361,848

Total Investments — 101.4% (Cost $9,965,532)		12,897,295
Liabilities in Excess of Other Assets — (1.4)%		(182,708)

NET ASSETS — 100.0%		12,714,587

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $188,161,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%

Aerospace & Defense — 1.6%

General Dynamics Corp.	354	52,909

Raytheon Technologies Corp.	1,342	82,686

		135,595

Airlines — 0.5%

Southwest Airlines Co.	1,319	45,090

Banks — 13.4%

Bank of America Corp.	13,126	311,737

Citigroup, Inc.	2,005	102,432

Citizens Financial Group, Inc.	3,277	82,699

Fifth Third Bancorp	2,059	39,691

First Republic Bank	371	39,287

M&T Bank Corp.	952	98,971

PNC Financial Services Group, Inc. (The)	1,612	169,595

Truist Financial Corp.	2,868	107,680

US Bancorp	2,176	80,106

Wells Fargo & Co.	5,503	140,866

		1,173,064

Beverages — 0.5%

Keurig Dr Pepper, Inc.	1,533	43,525

Biotechnology — 2.1%

AbbVie, Inc.	1,420	139,415

Amgen, Inc.	184	43,327

		182,742

Building Products — 0.4%

Trane Technologies plc	345	30,716

Capital Markets — 4.8%

Charles Schwab Corp. (The)	2,690	90,754

Invesco Ltd. (a)	1,945	20,931

Morgan Stanley	2,809	135,686

Northern Trust Corp.	735	58,295

T. Rowe Price Group, Inc.	879	108,524

		414,190

Chemicals — 0.0% (b)

AdvanSix, Inc. *	261	3,059

Communications Equipment — 1.3%

Cisco Systems, Inc.	1,553	72,455

CommScope Holding Co., Inc. *	4,845	40,359

		112,814

Construction Materials — 1.2%

Martin Marietta Materials, Inc.	498	102,867

INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 2.5%

American Express Co. (a)	932	88,764

Capital One Financial Corp.	2,115	132,403

		221,167

Containers & Packaging — 2.8%

Ball Corp.	809	56,201

Graphic Packaging Holding Co.	4,516	63,178

Packaging Corp. of America	742	74,012

Westrock Co.	1,802	50,918

		244,309

Diversified Financial Services — 2.1%

Berkshire Hathaway, Inc., Class B *	1,033	184,312

Diversified Telecommunication Services — 1.8%

Verizon Communications, Inc.	2,895	159,622

Electric Utilities — 5.7%

American Electric Power Co., Inc.	1,498	119,326

Duke Energy Corp.	694	55,442

Edison International	834	45,268

Entergy Corp.	482	45,207

NextEra Energy, Inc.	479	114,943

Xcel Energy, Inc. (a)	1,809	113,041

		493,227

Electronic Equipment, Instruments & Components — 0.5%

Arrow Electronics, Inc. *	664	45,632

Equity Real Estate Investment Trusts (REITs) — 6.2%

American Homes 4 Rent, Class A	2,193	58,996

Boston Properties, Inc.	257	23,255

Brixmor Property Group, Inc.	3,687	47,268

EastGroup Properties, Inc.	280	33,210

Federal Realty Investment Trust	481	40,977

Kimco Realty Corp.	2,706	34,751

Mid-America Apartment Communities, Inc.	660	75,722

Outfront Media, Inc.	1,765	25,013

Public Storage (a)	454	87,080

Rayonier, Inc.	2,481	61,509

Weyerhaeuser Co.	2,171	48,761

		536,542

Food & Staples Retailing — 1.1%

Sysco Corp.	360	19,656

Walgreens Boots Alliance, Inc.	1,872	79,333

		98,989

Food Products — 0.9%

Post Holdings, Inc. *	862	75,490

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 0.9%

Medtronic plc	859	78,786

Health Care Providers & Services — 2.3%

AmerisourceBergen Corp.	669	67,405

HCA Healthcare, Inc.	318	30,840

UnitedHealth Group, Inc.	351	103,420

		201,665

Hotels, Restaurants & Leisure — 0.4%

Las Vegas Sands Corp.	757	34,492

Household Durables — 0.6%

Newell Brands, Inc.	3,053	48,477

Household Products — 2.6%

Energizer Holdings, Inc. (a)	1,691	80,294

Procter & Gamble Co. (The)	1,187	141,898

		222,192

Industrial Conglomerates — 1.6%

Carlisle Cos., Inc.	375	44,818

Honeywell International, Inc.	642	92,786

		137,604

Insurance — 7.5%

Alleghany Corp.	78	38,298

American International Group, Inc.	1,399	43,618

Chubb Ltd.	596	75,497

CNA Financial Corp.	331	10,642

Fairfax Financial Holdings Ltd. (Canada)	160	49,268

Hartford Financial Services Group, Inc. (The)	1,556	59,994

Loews Corp.	4,815	165,089

Marsh & McLennan Cos., Inc.	599	64,362

Travelers Cos., Inc. (The)	1,243	141,772

		648,540

Internet & Direct Marketing Retail — 0.8%

Booking Holdings, Inc. *	43	67,834

Machinery — 3.1%

Dover Corp.	1,054	101,804

Illinois Tool Works, Inc. (a)	327	57,207

ITT, Inc.	703	41,268

Middleby Corp. (The) *	564	44,491

Otis Worldwide Corp.	446	25,347

		270,117

Media — 3.5%

Charter Communications, Inc., Class A * (a)	164	83,641

Discovery, Inc., Class C *	2,185	42,079

DISH Network Corp., Class A *	1,862	64,255

INVESTMENTS	SHARES (000)	VALUE ($000)

Media — continued

Nexstar Media Group, Inc., Class A (a)	774	64,746

ViacomCBS, Inc. (a)	2,030	47,341

		302,062

Multiline Retail — 0.7%

Kohl’s Corp. (a)	1,701	35,319

Nordstrom, Inc. (a)	1,930	29,896

		65,215

Oil, Gas & Consumable Fuels — 7.7%

Cabot Oil & Gas Corp.	1,881	32,322

Chevron Corp. (a)	1,487	132,675

ConocoPhillips	2,427	102,002

Diamondback Energy, Inc.	731	30,575

EQT Corp. (a)	2,839	33,782

Equitrans Midstream Corp.	5,187	43,105

Kinder Morgan, Inc.	4,716	71,542

Marathon Petroleum Corp. (a)	1,681	62,847

PBF Energy, Inc., Class A	476	4,870

Phillips 66	952	68,455

Williams Cos., Inc. (The)	4,637	88,198

		670,373

Personal Products — 0.2%

Coty, Inc., Class A	4,781	21,372

Pharmaceuticals — 6.1%

Bristol-Myers Squibb Co.	2,958	173,942

Johnson & Johnson	1,132	159,224

Merck & Co., Inc.	1,065	82,391

Pfizer, Inc.	3,648	119,277

		534,834

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	1,565	70,751

Semiconductors & Semiconductor Equipment — 2.7%

Analog Devices, Inc.	803	98,480

QUALCOMM, Inc.	265	24,192

Texas Instruments, Inc.	856	108,745

		231,417

Software — 0.8%

Microsoft Corp.	344	70,032

Specialty Retail — 3.4%

AutoZone, Inc. *	92	104,074

Best Buy Co., Inc. (a)	775	67,667

Home Depot, Inc. (The)	284	71,250

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

Murphy USA, Inc. *	438	49,305

		292,296

Textiles, Apparel & Luxury Goods — 1.0%

Columbia Sportswear Co. (a)	641	51,647

Ralph Lauren Corp.	458	33,192

		84,839

Wireless Telecommunication Services — 0.7%

T-Mobile US, Inc. *	602	62,667

Total Common Stocks (Cost $7,159,860)		8,418,517

	NO. OF RIGHTS (000)

Rights — 0.0% (b)

Media — 0.0% (b)

Media General, Inc., CVR * ‡	2,982	—	(c)

Wireless Telecommunication Services — 0.0% (b)

T-Mobile US, Inc., expiring 7/27/2020 *	279	47

Total Rights (Cost $1,337)		47

	SHARES (000)
Short-Term Investments — 4.0%

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (d) (e) (Cost $193,831)	193,652	193,827

Investment of Cash Collateral from Securities Loaned — 1.8%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (d) (e)	139,070	139,126

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (d) (e)	15,136	15,136

Total Investment of Cash Collateral from Securities Loaned (Cost $154,262)		154,262

Total Short-Term Investments (Cost $348,093)		348,089

Total Investments — 100.8% (Cost $7,509,290)		8,766,653
Liabilities in Excess of Other Assets — (0.8)%		(66,734)

NET ASSETS — 100.0%		8,699,919

Percentages indicated are based on net assets.

Abbreviations

CVR	Contingent Value Rights

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $150,467,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund		JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$10,690,413		$1,596,575		$5,433,609
Investments in affiliates, at value	105,416		40,612		51,560
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	334,019		—		235,465
Cash	52		15		22
Receivables:
Due from custodian	89,144		879		13,663
Investment securities sold	47,918		3,343		—
Fund shares sold	12,783		2,381		7,275
Dividends from non-affiliates	937		1,686		940
Dividends from affiliates	1		1		1
Securities lending income (See Note 2.B.)	149		5		430

Total Assets	11,280,832		1,645,497		5,742,965

LIABILITIES:
Payables:
Investment securities purchased	89,144		5,314		16,828
Collateral received on securities loaned (See Note 2.B.)	334,019		—		235,465
Fund shares redeemed	39,626		1,785		5,533
Accrued liabilities:
Investment advisory fees	4,762		779		2,837
Administration fees	652		38		314
Distribution fees	1,002		107		307
Service fees	1,103		152		452
Custodian and accounting fees	73		26		38
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	246		114		124

Total Liabilities	470,627		8,315		261,898

Net Assets	$10,810,205		$1,637,182		$5,481,067

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$5,190,760	$1,029,894	$3,371,965
Total distributable earnings (loss)	5,619,445	607,288	2,109,102

Total Net Assets	$10,810,205	$1,637,182	$5,481,067

Net Assets:
Class A	$2,032,870	$405,857	$1,141,467
Class C	942,512	20,753	86,046
Class I	2,827,894	341,317	1,205,433
Class R2	239	623	39,404
Class R3	1,076	—	42,573
Class R4	17,739	—	11,194
Class R5	133,780	871	519,097
Class R6	4,854,095	867,761	2,435,853

Total	$10,810,205	$1,637,182	$5,481,067

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	80,461	8,598	31,330
Class C	44,002	462	3,169
Class I	107,559	7,100	27,962
Class R2	10	13	988
Class R3	43	—	1,001
Class R4	675	—	260
Class R5	4,967	18	11,848
Class R6	178,744	18,026	55,269

Net Asset Value (a):
Class A — Redemption price per share	$25.27	$47.20	$36.43
Class C — Offering price per share (b)	21.42	44.95	27.15
Class I — Offering and redemption price per share	26.29	48.07	43.11
Class R2 — Offering and redemption price per share	25.05	46.64	39.90
Class R3 — Offering and redemption price per share	25.27	—	42.53
Class R4 — Offering and redemption price per share	26.29	—	43.00
Class R5 — Offering and redemption price per share	26.93	48.11	43.81
Class R6 — Offering and redemption price per share	27.16	48.14	44.07
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$26.67	$49.82	$38.45

Cost of investments in non-affiliates	$5,882,056	$1,113,790	$3,814,083
Cost of investments in affiliates	105,359	40,601	51,532
Investment securities on loan, at value (See Note 2.B.)	331,253	—	231,676
Cost of investment of cash collateral (See Note 2.B.)	334,021	—	235,466

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$12,535,447	$8,418,564
Investments in affiliates, at value	170,302	193,827
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	191,546	154,262
Cash	—	86
Receivables:
Investment securities sold	66,614	65,136
Fund shares sold	16,937	87,939
Dividends from non-affiliates	24,741	8,458
Dividends from affiliates	2	2
Securities lending income (See Note 2.B.)	62	44

Total Assets	13,005,651	8,928,318

LIABILITIES:
Payables:
Due to custodian	1,064	—
Investment securities purchased	53,270	57,956
Collateral received on securities loaned (See Note 2.B.)	191,546	154,262
Fund shares redeemed	35,493	9,941
Accrued liabilities:
Investment advisory fees	6,807	3,966
Administration fees	672	528
Distribution fees	343	399
Service fees	853	781
Custodian and accounting fees	130	98
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)
Other	885	468

Total Liabilities	291,064	228,399

Net Assets	$12,714,587	$8,699,919

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$8,959,744	$7,359,222
Total distributable earnings (loss)	3,754,843	1,340,697

Total Net Assets	$12,714,587	$8,699,919

Net Assets:
Class A	$1,171,139	$736,715
Class C	84,827	332,229
Class I	2,164,300	2,047,640
Class L	5,976,033	1,593,954
Class R2	59,200	182
Class R3	63,836	1,519
Class R4	24,576	32,555
Class R5	69,110	5,529
Class R6	3,101,566	3,949,596

Total	$12,714,587	$8,699,919

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	37,636	24,951
Class C	2,849	11,307
Class I	68,676	68,927
Class L	187,008	53,606
Class R2	1,995	6
Class R3	2,071	52
Class R4	784	1,101
Class R5	2,166	186
Class R6	97,106	132,936

Net Asset Value (a):
Class A — Redemption price per share	$31.12	$29.53
Class C — Offering price per share (b)	29.77	29.38
Class I — Offering and redemption price per share	31.51	29.71
Class L — Offering and redemption price per share	31.96	29.73
Class R2 — Offering and redemption price per share	29.67	29.31
Class R3 — Offering and redemption price per share	30.83	29.21
Class R4 — Offering and redemption price per share	31.34	29.56
Class R5 — Offering and redemption price per share	31.90	29.67
Class R6 — Offering and redemption price per share	31.94	29.71
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$32.84	$31.17

Cost of investments in non-affiliates	$9,603,853	$7,161,197
Cost of investments in affiliates	170,132	193,831
Investment securities on loan, at value (See Note 2.B.)	188,161	150,467
Cost of investment of cash collateral (See Note 2.B.)	191,547	154,262

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2	$— (a)	$1
Interest income from affiliates	1	2	— (a)
Dividend income from non-affiliates	68,437	25,839	26,119
Dividend income from affiliates	3,057	1,079	1,973
Income from securities lending (net) (See Note 2.B.)	975	169	1,417

Total investment income	72,472	27,089	29,510

EXPENSES:
Investment advisory fees	52,077	12,606	30,824
Administration fees	6,991	1,455	3,557
Distribution fees:
Class A	4,752	1,140	2,525
Class C	6,118	164	605
Class R2	— (a)	3	192
Class R3	2	—	91
Service fees:
Class A	4,752	1,140	2,525
Class C	2,039	55	202
Class I	5,535	695	2,683
Class R2	— (a)	1	96
Class R3	2	—	91
Class R4	42	—	24
Class R5	118	4	472
Custodian and accounting fees	260	74	137
Interest expense to affiliates	—	— (a)	—
Professional fees	155	78	106
Trustees’ and Chief Compliance Officer’s fees	59	34	43
Printing and mailing costs	483	191	276
Registration and filing fees	312	125	181
Transfer agency fees (See Note 2.E.)	310	57	391
Other	199	38	69

Total expenses	84,206	17,860	45,090

Less fees waived	(1,374)	(2,334)	(1,495)
Less expense reimbursements	(7)	— (a)	(38)

Net expenses	82,825	15,526	43,557

Net investment income (loss)	(10,353)	11,563	(14,047)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,432,143	457,269	659,083
Investments in affiliates	72	20	14

Net realized gain (loss)	1,432,215	457,289	659,097

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	972,027	(437,744)	281,307
Investments in affiliates	20	(3)	2

Change in net unrealized appreciation/depreciation	972,047	(437,747)	281,309

Net realized/unrealized gains (losses)	2,404,262	19,542	940,406

Change in net assets resulting from operations	$2,393,909	$31,105	$926,359

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$2
Interest income from affiliates	—	— (a)
Dividend income from non-affiliates	324,601	262,978
Dividend income from affiliates	6,799	4,895
Income from securities lending (net) (See Note 2.B.)	962	838

Total investment income	332,363	268,713

EXPENSES:
Investment advisory fees	99,765	58,076
Administration fees	10,119	7,592
Distribution fees:
Class A	3,624	2,774
Class C	952	3,429
Class R2	337	1
Class R3	178	4
Service fees:
Class A	3,624	2,774
Class C	317	1,143
Class I	6,118	5,698
Class L	7,702	2,235
Class R2	169	— (a)
Class R3	177	5
Class R4	66	68
Class R5	85	7
Custodian and accounting fees	450	315
Interest expense to affiliates	—	— (a)
Professional fees	234	173
Trustees’ and Chief Compliance Officer’s fees	83	64
Printing and mailing costs	1,099	529
Registration and filing fees	291	326
Transfer agency fees (See Note 2.E.)	692	241
Other	323	145

Total expenses	136,405	85,599

Less fees waived	(7,606)	(1,510)
Less expense reimbursements	(32)	(23)

Net expenses	128,767	84,066

Net investment income (loss)	203,596	184,647

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	860,635	159,216
Investments in affiliates	216	151

Net realized gain (loss)	860,851	159,367

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(3,168,290)	(1,858,448)
Investments in affiliates	75	(37)

Change in net unrealized appreciation/depreciation	(3,168,215)	(1,858,485)

Net realized/unrealized gains (losses)	(2,307,364)	(1,699,118)

Change in net assets resulting from operations	$(2,103,768)	$(1,514,471)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,353)	$(10,145)	$11,563	$20,621
Net realized gain (loss)	1,432,215	629,057	457,289	205,661
Change in net unrealized appreciation/depreciation	972,047	213,962	(437,747)	42,746

Change in net assets resulting from operations	2,393,909	832,874	31,105	269,028

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(176,120)	(137,182)	(38,917)	(41,313)
Class C	(88,186)	(69,324)	(1,879)	(2,590)
Class I	(199,341)	(147,315)	(23,411)	(31,866)
Class R2	(12)	(5)	(49)	(47)
Class R3	(61)	(27)	—	—
Class R4	(1,510)	(957)	—	—
Class R5	(10,297)	(8,804)	(518)	(621)
Class R6	(359,755)	(334,548)	(159,341)	(209,503)

Total distributions to shareholders	(835,282)	(698,162)	(224,115)	(285,940)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(137,511)	562,790	(961,205)	74,601

NET ASSETS:
Change in net assets	1,421,116	697,502	(1,154,215)	57,689
Beginning of period	9,389,089	8,691,587	2,791,397	2,733,708

End of period	$10,810,205	$9,389,089	$1,637,182	$2,791,397

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(14,047)	$(10,571)	$203,596	$262,116
Net realized gain (loss)	659,097	269,037	860,851	854,560
Change in net unrealized appreciation/depreciation	281,309	351,539	(3,168,215)	(449,626)

Change in net assets resulting from operations	926,359	610,005	(2,103,768)	667,050

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(82,704)	(64,068)	(76,720)	(113,824)
Class C	(8,737)	(6,859)	(6,335)	(11,787)
Class I	(75,633)	(66,577)	(133,060)	(180,706)
Class L	—	—	(443,822)	(790,206)
Class R2	(2,939)	(2,466)	(3,525)	(5,220)
Class R3	(2,669)	(1,655)	(3,809)	(4,506)
Class R4	(679)	(921)	(1,419)	(1,721)
Class R5	(33,403)	(18,376)	(4,996)	(5,681)
Class R6	(138,679)	(90,888)	(181,586)	(86,808)

Total distributions to shareholders	(345,443)	(251,810)	(855,272)	(1,200,459)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	341,659	283,053	(1,341,858)	(734,957)

NET ASSETS:
Change in net assets	922,575	641,248	(4,300,898)	(1,268,366)
Beginning of period	4,558,492	3,917,244	17,015,485	18,283,851

End of period	$5,481,067	$4,558,492	$12,714,587	$17,015,485

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$184,647	$207,703
Net realized gain (loss)	159,367	344,698
Change in net unrealized appreciation/depreciation	(1,858,485)	219,801

Change in net assets resulting from operations	(1,514,471)	772,202

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(44,981)	(75,407)
Class C	(16,494)	(31,120)
Class I	(99,554)	(161,614)
Class L	(100,871)	(175,343)
Class R2	(3)	(3)
Class R3	(70)	(123)
Class R4	(1,174)	(1,103)
Class R5	(334)	(451)
Class R6	(204,414)	(263,786)

Total distributions to shareholders	(467,895)	(708,950)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(143,475)	(621,729)

NET ASSETS:
Change in net assets	(2,125,841)	(558,477)
Beginning of period	10,825,760	11,384,237

End of period	$8,699,919	$10,825,760

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$424,450	$403,155	$123,140	$104,599
Distributions reinvested	171,962	134,593	38,873	41,253
Cost of shares redeemed	(690,381)	(459,409)	(176,855)	(96,097)

Change in net assets resulting from Class A capital transactions	$(93,969)	$78,339	$(14,842)	$49,755

Class C
Proceeds from shares issued	$152,886	$156,438	$2,246	$2,104
Distributions reinvested	83,431	66,057	1,879	2,589
Cost of shares redeemed	(200,570)	(164,414)	(5,867)	(7,756)

Change in net assets resulting from Class C capital transactions	$35,747	$58,081	$(1,742)	$(3,063)

Class I
Proceeds from shares issued	$971,337	$749,623	$147,037	$49,175
Distributions reinvested	183,814	135,181	23,288	31,662
Cost of shares redeemed	(804,519)	(558,012)	(114,553)	(100,951)

Change in net assets resulting from Class I capital transactions	$350,632	$326,792	$55,772	$(20,114)

Class R2
Proceeds from shares issued	$157	$44	$391	$65
Distributions reinvested	12	5	42	40
Cost of shares redeemed	(52)	(5)	(313)	(21)

Change in net assets resulting from Class R2 capital transactions	$117	$44	$120	$84

Class R3
Proceeds from shares issued	$501	$184	$—	$—
Distributions reinvested	61	27	—	—
Cost of shares redeemed	(126)	(41)	—	—

Change in net assets resulting from Class R3 capital transactions	$436	$170	$—	$—

Class R4
Proceeds from shares issued	$2,017	$4,852	$—	$—
Distributions reinvested	1,510	957	—	—
Cost of shares redeemed	(4,951)	(2,115)	—	—

Change in net assets resulting from Class R4 capital transactions	$(1,424)	$3,694	$—	$—

Class R5
Proceeds from shares issued	$23,475	$21,008	$674	$62
Distributions reinvested	10,290	8,803	517	621
Cost of shares redeemed	(37,782)	(26,114)	(6,310)	(1,088)

Change in net assets resulting from Class R5 capital transactions	$(4,017)	$3,697	$(5,119)	$(405)

Class R6
Proceeds from shares issued	$1,257,140	$705,912	$348,033	$259,016
Distributions reinvested	358,754	333,918	159,315	209,472
Cost of shares redeemed	(2,040,927)	(947,857)	(302,027)	(420,144)
Redemptions in-kind (See Note 8)	—	—	(1,200,715)	—

Change in net assets resulting from Class R6 capital transactions	$(425,033)	$91,973	$(995,394)	$48,344

Total change in net assets resulting from capital transactions	$(137,511)	$562,790	$(961,205)	$74,601

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	19,559	19,276	2,661	2,159
Reinvested	8,088	7,186	853	952
Redeemed	(30,991)	(22,010)	(3,845)	(1,995)

Change in Class A Shares	(3,344)	4,452	(331)	1,116

Class C
Issued	8,221	8,466	54	45
Reinvested	4,615	4,060	43	63
Redeemed	(10,900)	(9,125)	(133)	(167)

Change in Class C Shares	1,936	3,401	(36)	(59)

Class I
Issued	42,055	34,535	3,117	996
Reinvested	8,317	6,986	501	719
Redeemed	(36,324)	(26,418)	(2,381)	(2,083)

Change in Class I Shares	14,048	15,103	1,237	(368)

Class R2
Issued	8	2	7	1
Reinvested	1	— (a)	1	1
Redeemed	(3)	— (a)	(6)	— (a)

Change in Class R2 Shares	6	2	2	2

Class R3
Issued	26	9	—	—
Reinvested	3	1	—	—
Redeemed	(6)	(2)	—	—

Change in Class R3 Shares	23	8	—	—

Class R4
Issued	90	238	—	—
Reinvested	68	50	—	—
Redeemed	(212)	(96)	—	—

Change in Class R4 Shares	(54)	192	—	—

Class R5
Issued	992	934	14	2
Reinvested	455	446	11	14
Redeemed	(1,630)	(1,188)	(125)	(22)

Change in Class R5 Shares	(183)	192	(100)	(6)

Class R6
Issued	53,895	31,785	7,401	5,236
Reinvested	15,742	16,814	3,444	4,754
Redeemed	(86,443)	(43,117)	(6,434)	(8,527)
Redemptions in-kind (See Note 8)	—	—	(25,455)	—

Change in Class R6 Shares	(16,806)	5,482	(21,044)	1,463

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$143,119	$114,825	$209,763	$232,702
Distributions reinvested	80,011	61,839	69,743	101,729
Cost of shares redeemed	(203,777)	(170,138)	(484,932)	(588,500)

Change in net assets resulting from Class A capital transactions	$19,353	$6,526	$(205,426)	$(254,069)

Class C
Proceeds from shares issued	$11,326	$14,313	$12,682	$18,374
Distributions reinvested	8,149	6,348	5,516	10,374
Cost of shares redeemed	(22,446)	(24,318)	(56,184)	(86,785)

Change in net assets resulting from Class C capital transactions	$(2,971)	$(3,657)	$(37,986)	$(58,037)

Class I
Proceeds from shares issued	$306,997	$238,900	$900,902	$746,983
Distributions reinvested	71,080	63,129	123,076	166,354
Cost of shares redeemed	(382,936)	(444,249)	(1,051,200)	(1,161,145)

Change in net assets resulting from Class I capital transactions	$(4,859)	$(142,220)	$(27,222)	$(247,808)

Class L
Proceeds from shares issued	$—	$—	$1,165,380	$1,602,921
Distributions reinvested	—	—	394,599	713,339
Cost of shares redeemed	—	—	(3,139,666)	(4,636,220)

Change in net assets resulting from Class L capital transactions	$—	$—	$(1,579,687)	$(2,319,960)

Class R2
Proceeds from shares issued	$11,105	$15,230	$15,289	$14,477
Distributions reinvested	2,875	2,347	3,405	4,936
Cost of shares redeemed	(22,776)	(14,882)	(20,258)	(24,713)

Change in net assets resulting from Class R2 capital transactions	$(8,796)	$2,695	$(1,564)	$(5,300)

Class R3
Proceeds from shares issued	$17,057	$8,791	$15,417	$25,594
Distributions reinvested	2,669	1,655	3,652	4,297
Cost of shares redeemed	(11,619)	(9,229)	(14,432)	(17,703)

Change in net assets resulting from Class R3 capital transactions	$8,107	$1,217	$4,637	$12,188

Class R4
Proceeds from shares issued	$3,625	$4,725	$11,128	$11,792
Distributions reinvested	679	921	1,419	1,720
Cost of shares redeemed	(3,668)	(11,309)	(10,446)	(3,466)

Change in net assets resulting from Class R4 capital transactions	$636	$(5,663)	$2,101	$10,046

Class R5
Proceeds from shares issued	$143,113	$199,729	$14,343	$26,423
Distributions reinvested	31,744	17,215	4,992	5,681
Cost of shares redeemed	(169,555)	(109,050)	(29,341)	(19,629)

Change in net assets resulting from Class R5 capital transactions	$5,302	$107,894	$(10,006)	$12,475

Class R6
Proceeds from shares issued	$776,302	$565,276	$1,587,348	$2,480,879
Distributions reinvested	137,892	90,442	174,996	82,670
Cost of shares redeemed	(589,307)	(339,457)	(1,249,049)	(448,041)

Change in net assets resulting from Class R6 capital transactions	$324,887	$316,261	$513,295	$2,115,508

Total change in net assets resulting from capital transactions	$341,659	$283,053	$(1,341,858)	$(734,957)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	4,392	3,765	6,133	6,269
Reinvested	2,499	2,301	1,812	2,966
Redeemed	(6,309)	(5,639)	(14,044)	(15,628)

Change in Class A Shares	582	427	(6,099)	(6,393)

Class C
Issued	461	610	374	538
Reinvested	341	306	150	315
Redeemed	(930)	(1,023)	(1,787)	(2,429)

Change in Class C Shares	(128)	(107)	(1,263)	(1,576)

Class I
Issued	8,021	6,807	28,169	20,189
Reinvested	1,879	2,019	3,157	4,798
Redeemed	(10,235)	(12,716)	(31,853)	(30,988)

Change in Class I Shares	(335)	(3,890)	(527)	(6,001)

Class L
Issued	—	—	34,257	41,784
Reinvested	—	—	9,979	20,337
Redeemed	—	—	(87,974)	(124,718)

Change in Class L Shares	—	—	(43,738)	(62,597)

Class R2
Issued	313	460	458	404
Reinvested	82	80	93	150
Redeemed	(645)	(451)	(599)	(692)

Change in Class R2 Shares	(250)	89	(48)	(138)

Class R3
Issued	447	248	452	680
Reinvested	71	53	96	127
Redeemed	(307)	(267)	(421)	(469)

Change in Class R3 Shares	211	34	127	338

Class R4
Issued	94	134	308	313
Reinvested	18	30	37	50
Redeemed	(96)	(325)	(284)	(92)

Change in Class R4 Shares	16	(161)	61	271

Class R5
Issued	3,638	5,532	392	697
Reinvested	826	544	126	162
Redeemed	(4,377)	(3,055)	(798)	(517)

Change in Class R5 Shares	87	3,021	(280)	342

Class R6
Issued	19,998	15,732	44,485	66,731
Reinvested	3,570	2,842	4,428	2,355
Redeemed	(15,241)	(9,571)	(35,794)	(11,820)

Change in Class R6 Shares	8,327	9,003	13,119	57,266

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$225,893	$232,481
Distributions reinvested	42,378	70,886
Cost of shares redeemed	(562,591)	(426,883)

Change in net assets resulting from Class A capital transactions	$(294,320)	$(123,516)

Class C
Proceeds from shares issued	$31,902	$49,965
Distributions reinvested	14,740	28,077
Cost of shares redeemed	(152,885)	(149,047)

Change in net assets resulting from Class C capital transactions	$(106,243)	$(71,005)

Class I
Proceeds from shares issued	$873,832	$990,121
Distributions reinvested	87,746	145,394
Cost of shares redeemed	(965,662)	(990,428)

Change in net assets resulting from Class I capital transactions	$(4,084)	$145,087

Class L
Proceeds from shares issued	$566,706	$682,284
Distributions reinvested	96,694	161,936
Cost of shares redeemed	(1,203,324)	(1,552,416)

Change in net assets resulting from Class L capital transactions	$(539,924)	$(708,196)

Class R2
Proceeds from shares issued	$128	$33
Distributions reinvested	2	2
Cost of shares redeemed	(23)	(6)

Change in net assets resulting from Class R2 capital transactions	$107	$29

Class R3
Proceeds from shares issued	$359	$1,084
Distributions reinvested	69	109
Cost of shares redeemed	(887)	(69)

Change in net assets resulting from Class R3 capital transactions	$(459)	$1,124

Class R4
Proceeds from shares issued	$23,194	$4,132
Distributions reinvested	1,174	1,103
Cost of shares redeemed	(8,710)	(2,174)

Change in net assets resulting from Class R4 capital transactions	$15,658	$3,061

Class R5
Proceeds from shares issued	$2,112	$2,695
Distributions reinvested	334	451
Cost of shares redeemed	(3,498)	(1,340)

Change in net assets resulting from Class R5 capital transactions	$(1,052)	$1,806

Class R6
Proceeds from shares issued	$2,406,252	$581,176
Distributions reinvested	203,530	263,676
Cost of shares redeemed	(1,822,940)	(714,971)

Change in net assets resulting from Class R6 capital transactions	$786,842	$129,881

Total change in net assets resulting from capital transactions	$(143,475)	$(621,729)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	7,038	6,752
Reinvested	1,145	2,205
Redeemed	(17,957)	(12,282)

Change in Class A Shares	(9,774)	(3,325)

Class C
Issued	966	1,459
Reinvested	401	875
Redeemed	(4,876)	(4,326)

Change in Class C Shares	(3,509)	(1,992)

Class I
Issued	28,338	28,239
Reinvested	2,357	4,502
Redeemed	(30,342)	(28,665)

Change in Class I Shares	353	4,076

Class L
Issued	17,778	19,446
Reinvested	2,596	5,015
Redeemed	(38,762)	(43,889)

Change in Class L Shares	(18,388)	(19,428)

Class R2
Issued	5	1
Reinvested	— (a)	— (a)
Redeemed	(1)	— (a)

Change in Class R2 Shares	4	1

Class R3
Issued	11	31
Reinvested	2	3
Redeemed	(25)	(2)

Change in Class R3 Shares	(12)	32

Class R4
Issued	741	120
Reinvested	32	34
Redeemed	(250)	(62)

Change in Class R4 Shares	523	92

Class R5
Issued	62	77
Reinvested	9	14
Redeemed	(110)	(38)

Change in Class R5 Shares	(39)	53

Class R6
Issued	70,239	16,654
Reinvested	5,469	8,179
Redeemed	(55,634)	(20,665)

Change in Class R6 Shares	20,074	4,168

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2020	$21.78	$(0.08)	$5.74	$5.66	$(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	(1.76)
Year Ended June 30, 2018	17.95	(0.12)	4.74	4.62	(0.84)
Year Ended June 30, 2017	14.42	(0.09)	3.62	3.53	—
Year Ended June 30, 2016	15.74	(0.08)	(0.71)	(0.79)	(0.53)

Class C
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	(1.76)
Year Ended June 30, 2018	15.99	(0.19)	4.20	4.01	(0.84)
Year Ended June 30, 2017	12.91	(0.15)	3.23	3.08	—
Year Ended June 30, 2016	14.22	(0.14)	(0.64)	(0.78)	(0.53)

Class I
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.07)	4.87	4.80	(0.84)
Year Ended June 30, 2017	14.75	(0.05)	3.70	3.65	—
Year Ended June 30, 2016	16.06	(0.06)	(0.72)	(0.78)	(0.53)

Class R2
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	(1.76)
July 31, 2017 (f) through June 30, 2018	18.47	(0.14)	4.19	4.05	(0.84)

Class R3
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	(1.76)
Year Ended June 30, 2018	17.96	(0.11)	4.73	4.62	(0.84)
May 31, 2017 (f) through June 30, 2017	17.85	(0.01)	0.12	0.11	—

Class R4
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	(1.76)
Year Ended June 30, 2018	18.40	(0.03)	4.83	4.80	(0.84)
May 31, 2017 (f) through June 30, 2017	18.29	— (g)	0.11	0.11	—

Class R5
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	(1.76)
Year Ended June 30, 2018	18.69	(0.04)	4.95	4.91	(0.84)
Year Ended June 30, 2017	14.96	(0.03)	3.76	3.73	—
Year Ended June 30, 2016	16.25	(0.03)	(0.73)	(0.76)	(0.53)

Class R6
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	(1.76)
Year Ended June 30, 2018	18.76	(0.02)	4.97	4.95	(0.84)
Year Ended June 30, 2017	15.00	(0.01)	3.77	3.76	—
Year Ended June 30, 2016	16.27	(0.01)	(0.73)	(0.74)	(0.53)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
(g)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.27	27.87%	$2,032,870	1.14%	(0.36)%	1.16%	47%
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40
21.73	26.22	1,724,681	1.16	(0.57)	1.25	31
17.95	24.48	1,550,092	1.24	(0.56)	1.32	34
14.42	(5.07)	1,643,136	1.25	(0.55)	1.35	46

21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40
19.16	25.60	740,817	1.66	(1.07)	1.76	31
15.99	23.86	605,999	1.74	(1.06)	1.82	34
12.91	(5.55)	594,190	1.75	(1.04)	1.85	46

26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40
22.36	26.56	1,753,505	0.92	(0.32)	1.00	31
18.40	24.75	1,691,899	1.00	(0.31)	1.04	34
14.75	(4.91)	922,981	1.08	(0.41)	1.09	46

25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40
21.68	22.39	43	1.41	(0.77)	1.59	31

25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40
21.74	26.20	266	1.15	(0.53)	1.28	31
17.96	0.62	20	1.25	(0.55)	1.25	34

26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40
22.36	26.56	12,005	0.88	(0.16)	1.00	31
18.40	0.60	20	0.99	(0.29)	1.00	34

26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40
22.76	26.74	112,830	0.77	(0.18)	0.85	31
18.69	24.93	95,952	0.85	(0.17)	0.88	34
14.96	(4.72)	82,358	0.89	(0.20)	0.90	46

27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
22.87	26.86	4,347,440	0.67	(0.07)	0.75	31
18.76	25.07	3,153,928	0.74	(0.06)	0.75	34
15.00	(4.59)	2,720,935	0.76	(0.07)	0.76	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2020	$50.52	$0.13	$0.78	$0.91	$(0.30)	$(3.93)	$(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Year Ended June 30, 2018	48.53	— (d)	5.89	5.89	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.95	(0.02)	7.02	7.00	(0.05)	(1.37)	(1.42)
Year Ended June 30, 2016	47.12	(0.01)	(2.02)	(2.03)	(0.03)	(2.11)	(2.14)

Class C
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Year Ended June 30, 2018	47.05	(0.24)	5.70	5.46	—	(2.85)	(2.85)
Year Ended June 30, 2017	41.85	(0.25)	6.82	6.57	—	(1.37)	(1.37)
Year Ended June 30, 2016	46.16	(0.23)	(1.97)	(2.20)	—	(2.11)	(2.11)

Class I
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Year Ended June 30, 2018	49.13	0.14	5.97	6.11	(0.07)	(2.85)	(2.92)
Year Ended June 30, 2017	43.41	0.14	7.09	7.23	(0.14)	(1.37)	(1.51)
Year Ended June 30, 2016	47.47	0.11	(1.99)	(1.88)	(0.07)	(2.11)	(2.18)

Class R2
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Year Ended June 30, 2018	48.21	(0.14)	5.86	5.72	—	(2.85)	(2.85)
Year Ended June 30, 2017	42.75	(0.14)	6.98	6.84	(0.01)	(1.37)	(1.38)
Year Ended June 30, 2016	46.98	(0.13)	(1.99)	(2.12)	—	(2.11)	(2.11)

Class R5
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Year Ended June 30, 2018	49.17	0.24	5.94	6.18	(0.15)	(2.85)	(3.00)
Year Ended June 30, 2017	43.43	0.18	7.11	7.29	(0.18)	(1.37)	(1.55)
Year Ended June 30, 2016	47.49	0.18	(2.03)	(1.85)	(0.10)	(2.11)	(2.21)

Class R6
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)
Year Ended June 30, 2018	49.18	0.27	5.96	6.23	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2017	43.44	0.21	7.09	7.30	(0.19)	(1.37)	(1.56)
Year Ended June 30, 2016	47.49	0.20	(2.02)	(1.82)	(0.12)	(2.11)	(2.23)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$47.20	2.20%	$405,857	1.14%	0.28%	1.26%	49%
50.52	9.92	451,118	1.13	0.37	1.26	34
51.57	12.37	402,897	1.17	0.01	1.25	31
48.53	16.61	378,055	1.24	(0.05)	1.37	38
42.95	(4.17)	335,424	1.25	(0.03)	1.43	39

44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34
49.66	11.83	27,666	1.67	(0.50)	1.76	31
47.05	16.01	30,596	1.74	(0.56)	1.92	38
41.85	(4.64)	32,045	1.75	(0.54)	1.96	39

48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34
52.32	12.68	326,026	0.89	0.26	1.00	31
49.13	17.01	778,378	0.89	0.30	1.08	38
43.41	(3.81)	622,440	0.90	0.25	1.20	39

46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34
51.08	12.09	443	1.43	(0.28)	1.57	31
48.21	16.30	600	1.49	(0.31)	1.69	38
42.75	(4.38)	688	1.50	(0.30)	1.81	39

48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34
52.35	12.83	6,499	0.75	0.47	0.85	31
49.17	17.14	1,804	0.79	0.40	0.87	38
43.43	(3.73)	2,840	0.80	0.42	0.91	39

48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
52.39	12.93	1,970,177	0.67	0.51	0.75	31
49.18	17.18	1,619,045	0.74	0.45	0.75	38
43.44	(3.66)	1,370,912	0.74	0.46	0.77	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2020	$32.94	$(0.20)	$6.50	$6.30	$(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	(2.15)
Year Ended June 30, 2018	27.99	(0.19)	5.18	4.99	(2.14)
Year Ended June 30, 2017	23.43	(0.14)	4.71	4.57	(0.01)
Year Ended June 30, 2016	27.71	(0.15)	(2.67)	(2.82)	(1.46)

Class C
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	(2.15)
Year Ended June 30, 2018	22.64	(0.27)	4.14	3.87	(2.14)
Year Ended June 30, 2017	19.05	(0.22)	3.82	3.60	(0.01)
Year Ended June 30, 2016	22.93	(0.22)	(2.20)	(2.42)	(1.46)

Class I
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	(2.15)
Year Ended June 30, 2018	31.79	(0.10)	5.89	5.79	(2.14)
Year Ended June 30, 2017	26.52	(0.07)	5.35	5.28	(0.01)
Year Ended June 30, 2016	31.06	(0.09)	(2.99)	(3.08)	(1.46)

Class R2
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	(2.15)
Year Ended June 30, 2018	30.31	(0.28)	5.60	5.32	(2.14)
Year Ended June 30, 2017	25.41	(0.21)	5.12	4.91	(0.01)
Year Ended June 30, 2016	29.96	(0.18)	(2.91)	(3.09)	(1.46)

Class R3
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	(2.15)
Year Ended June 30, 2018	31.71	(0.19)	5.85	5.66	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.13)	4.79	4.66	(0.01)

Class R4
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	(2.15)
Year Ended June 30, 2018	31.77	(0.12)	5.89	5.77	(2.14)
September 9, 2016 (f) through June 30, 2017	27.06	(0.06)	4.78	4.72	(0.01)

Class R5
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	(2.15)
Year Ended June 30, 2018	32.09	(0.06)	5.96	5.90	(2.14)
Year Ended June 30, 2017	26.74	(0.03)	5.39	5.36	(0.01)
Year Ended June 30, 2016	31.26	(0.03)	(3.03)	(3.06)	(1.46)

Class R6
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	(2.15)
Year Ended June 30, 2018	32.20	(0.04)	5.98	5.94	(2.14)
Year Ended June 30, 2017	26.82	(0.02)	5.41	5.39	(0.01)
Year Ended June 30, 2016	31.33	(0.02)	(3.03)	(3.05)	(1.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.43	20.30%	$1,141,467	1.24%	(0.62)%	1.27%	63%
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54
30.84	18.39	934,982	1.23	(0.62)	1.30	56
27.99	19.52	915,226	1.23	(0.56)	1.36	41
23.43	(10.29)	949,148	1.24	(0.59)	1.40	56

27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54
24.37	17.76	82,939	1.73	(1.12)	1.76	56
22.64	18.92	90,640	1.73	(1.06)	1.85	41
19.05	(10.70)	96,729	1.74	(1.08)	1.90	56

43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54
35.44	18.72	1,140,704	0.92	(0.30)	1.00	56
31.79	19.92	1,050,151	0.92	(0.25)	1.08	41
26.52	(10.01)	929,489	0.93	(0.31)	1.13	56

39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54
33.49	18.06	38,486	1.48	(0.87)	1.57	56
30.31	19.34	35,242	1.42	(0.74)	1.69	41
25.41	(10.42)	32,092	1.40	(0.71)	1.71	56

42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54
35.23	18.34	26,638	1.23	(0.54)	1.26	56
31.71	17.24	152	1.23	(0.54)	1.42	41

43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54
35.40	18.66	14,320	0.98	(0.33)	1.01	56
31.77	17.46	129	0.98	(0.23)	1.10	41

43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54
35.85	18.89	313,336	0.78	(0.16)	0.85	56
32.09	20.06	247,068	0.78	(0.10)	0.89	41
26.74	(9.87)	224,498	0.79	(0.13)	0.91	56

44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
36.00	18.95	1,365,839	0.73	(0.11)	0.76	56
32.20	20.11	749,670	0.73	(0.06)	0.76	41
26.82	(9.82)	619,527	0.73	(0.06)	0.77	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2020	$38.02	$0.33	$(5.35)	$(5.02)	$(0.33)	$(1.55)	$(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Year Ended June 30, 2018	37.80	0.20	2.14	2.34	(0.18)	(0.72)	(0.90)
Year Ended June 30, 2017	35.41	0.17	4.60	4.77	(0.14)	(2.24)	(2.38)
Year Ended June 30, 2016	36.98	0.19	0.33	0.52	(0.14)	(1.95)	(2.09)

Class C
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Year Ended June 30, 2018	36.35	(0.02)	2.07	2.05	—	(0.72)	(0.72)
Year Ended June 30, 2017	34.17	(0.02)	4.44	4.42	—	(2.24)	(2.24)
Year Ended June 30, 2016	35.79	0.01	0.32	0.33	—	(1.95)	(1.95)

Class I
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Year Ended June 30, 2018	38.24	0.30	2.16	2.46	(0.28)	(0.72)	(1.00)
Year Ended June 30, 2017	35.79	0.27	4.66	4.93	(0.24)	(2.24)	(2.48)
Year Ended June 30, 2016	37.36	0.28	0.33	0.61	(0.23)	(1.95)	(2.18)

Class L
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.70	0.40	2.20	2.60	(0.37)	(0.72)	(1.09)
Year Ended June 30, 2017	36.19	0.36	4.71	5.07	(0.32)	(2.24)	(2.56)
Year Ended June 30, 2016	37.76	0.37	0.33	0.70	(0.32)	(1.95)	(2.27)

Class R2
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Year Ended June 30, 2018	36.33	0.10	2.05	2.15	(0.12)	(0.72)	(0.84)
Year Ended June 30, 2017	34.14	0.07	4.43	4.50	(0.07)	(2.24)	(2.31)
Year Ended June 30, 2016	35.73	0.10	0.32	0.42	(0.06)	(1.95)	(2.01)

Class R3
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Year Ended June 30, 2018	37.67	0.21	2.11	2.32	(0.30)	(0.72)	(1.02)
September 9, 2016 (f) through June 30, 2017	35.78	0.26	4.15	4.41	(0.28)	(2.24)	(2.52)

Class R4
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
Year Ended June 30, 2018	38.16	0.33	2.13	2.46	(0.34)	(0.72)	(1.06)
September 9, 2016 (f) through June 30, 2017	36.18	0.38	4.15	4.53	(0.31)	(2.24)	(2.55)

Class R5
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Year Ended June 30, 2018	38.67	0.38	2.17	2.55	(0.35)	(0.72)	(1.07)
September 9, 2016 (f) through June 30, 2017	36.60	0.36	4.28	4.64	(0.33)	(2.24)	(2.57)

Class R6
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)
Year Ended June 30, 2018	38.69	0.43	2.16	2.59	(0.37)	(0.72)	(1.09)
September 9, 2016 (f) through June 30, 2017	36.60	0.32	4.34	4.66	(0.33)	(2.24)	(2.57)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.12	(14.13)%	$1,171,139	1.24%	0.93%	1.24%	18%
38.02	4.12	1,662,841	1.23	1.20	1.25	11
39.24	6.20	1,967,162	1.23	0.51	1.26	13
37.80	13.83	2,149,689	1.23	0.45	1.36	23
35.41	1.85	2,302,567	1.24	0.54	1.41	20

29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11
37.68	5.65	214,331	1.74	(0.06)	1.75	13
36.35	13.27	452,351	1.74	(0.06)	1.80	23
34.17	1.35	549,619	1.75	0.03	1.83	20

31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11
39.70	6.44	2,985,882	0.98	0.77	1.00	13
38.24	14.15	2,902,646	0.98	0.72	1.07	23
35.79	2.11	2,332,160	0.99	0.80	1.11	20

31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11
40.21	6.73	11,795,588	0.74	1.00	0.86	13
38.70	14.39	12,478,637	0.74	0.96	0.91	23
36.19	2.35	10,313,629	0.75	1.04	0.94	20

29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11
37.64	5.93	82,108	1.49	0.26	1.51	13
36.33	13.53	85,287	1.49	0.21	1.65	23
34.14	1.61	66,167	1.50	0.29	1.75	20

30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11
38.97	6.17	62,576	1.24	0.55	1.25	13
37.67	12.70	19,262	1.24	0.87	1.35	23

31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
39.56	6.45	17,859	0.99	0.83	1.00	13
38.16	12.89	3,537	0.99	1.26	1.10	23

31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11
40.15	6.61	84,457	0.84	0.96	0.85	13
38.67	13.06	30,334	0.84	1.18	1.02	23

31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
40.19	6.71	1,073,888	0.74	1.08	0.75	13
38.69	13.13	281,269	0.74	1.05	0.75	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2020	$35.46	$0.49		$(5.04)	$(4.55)	$(0.45)	$(0.93)	$(1.38)
Year Ended June 30, 2019	35.38	0.55		1.68	2.23	(0.46)	(1.69)	(2.15)
Year Ended June 30, 2018	33.40	0.35	(f)	2.26	2.61	(0.28)	(0.35)	(0.63)
Year Ended June 30, 2017	28.66	0.27		4.77	5.04	(0.30)	—	(0.30)
Year Ended June 30, 2016	29.84	0.27		(0.99)	(0.72)	(0.17)	(0.29)	(0.46)

Class C
Year Ended June 30, 2020	35.29	0.32		(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38		1.68	2.06	(0.28)	(1.69)	(1.97)
Year Ended June 30, 2018	33.20	0.18	(f)	2.24	2.42	(0.07)	(0.35)	(0.42)
Year Ended June 30, 2017	28.52	0.11		4.74	4.85	(0.17)	—	(0.17)
Year Ended June 30, 2016	29.72	0.14		(0.99)	(0.85)	(0.06)	(0.29)	(0.35)

Class I
Year Ended June 30, 2020	35.67	0.57		(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62		1.70	2.32	(0.56)	(1.69)	(2.25)
Year Ended June 30, 2018	33.62	0.44	(f)	2.28	2.72	(0.39)	(0.35)	(0.74)
Year Ended June 30, 2017	28.86	0.35		4.80	5.15	(0.39)	—	(0.39)
Year Ended June 30, 2016	29.99	0.33		(0.98)	(0.65)	(0.19)	(0.29)	(0.48)

Class L
Year Ended June 30, 2020	35.69	0.63		(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72		1.64	2.36	(0.60)	(1.69)	(2.29)
Year Ended June 30, 2018	33.63	0.50	(f)	2.29	2.79	(0.45)	(0.35)	(0.80)
Year Ended June 30, 2017	28.86	0.41		4.82	5.23	(0.46)	—	(0.46)
Year Ended June 30, 2016	30.06	0.43		(1.02)	(0.59)	(0.32)	(0.29)	(0.61)

Class R2
Year Ended June 30, 2020	35.24	0.40		(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48		1.65	2.13	(0.42)	(1.69)	(2.11)
July 31, 2017 (g) through June 30, 2018	34.04	0.25	(f)	1.64	1.89	(0.36)	(0.35)	(0.71)

Class R3
Year Ended June 30, 2020	35.08	0.48		(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49		1.71	2.20	(0.54)	(1.69)	(2.23)
Year Ended June 30, 2018	33.24	0.35	(f)	2.26	2.61	(0.39)	(0.35)	(0.74)
September 9, 2016 (g) through June 30, 2017	29.33	0.29		4.06	4.35	(0.44)	—	(0.44)

Class R4
Year Ended June 30, 2020	35.52	0.57		(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62		1.69	2.31	(0.57)	(1.69)	(2.26)
Year Ended June 30, 2018	33.55	0.51	(f)	2.20	2.71	(0.44)	(0.35)	(0.79)
September 9, 2016 (g) through June 30, 2017	29.56	0.27		4.18	4.45	(0.46)	—	(0.46)

Class R5
Year Ended June 30, 2020	35.62	0.63		(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65		1.71	2.36	(0.62)	(1.69)	(2.31)
Year Ended June 30, 2018	33.59	0.50	(f)	2.28	2.78	(0.45)	(0.35)	(0.80)
September 9, 2016 (g) through June 30, 2017	29.57	0.30		4.20	4.50	(0.48)	—	(0.48)

Class R6
Year Ended June 30, 2020	35.67	0.66		(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71		1.70	2.41	(0.65)	(1.69)	(2.34)
Year Ended June 30, 2018	33.61	0.54	(f)	2.26	2.80	(0.46)	(0.35)	(0.81)
September 9, 2016 (g) through June 30, 2017	29.57	0.36		4.17	4.53	(0.49)	—	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.53	(13.60)%	$736,715	1.14%	1.45%		1.16%	29%
35.46	7.00	1,231,325	1.14	1.59		1.25	15
35.38	7.81	1,346,080	1.17	1.01	(f)	1.25	23
33.40	17.60	1,432,370	1.24	0.85		1.36	24
28.66	(2.34)	2,045,698	1.24	0.98		1.43	26

29.38	(14.04)	332,229	1.64	0.94		1.66	29
35.29	6.45	522,878	1.64	1.08		1.75	15
35.20	7.27	591,602	1.67	0.51	(f)	1.75	23
33.20	17.02	746,521	1.74	0.34		1.81	24
28.52	(2.82)	728,800	1.74	0.49		1.85	26

29.71	(13.39)	2,047,640	0.89	1.70		0.90	29
35.67	7.28	2,445,747	0.89	1.76		0.99	15
35.60	8.07	2,296,056	0.92	1.26	(f)	1.00	23
33.62	17.89	2,165,577	0.99	1.09		1.04	24
28.86	(2.10)	1,414,635	0.99	1.16		1.05	26

29.73	(13.26)	1,593,954	0.74	1.85		0.75	29
35.69	7.41	2,569,596	0.74	2.04		0.84	15
35.62	8.29	3,255,993	0.74	1.42	(f)	0.85	23
33.63	18.17	3,643,327	0.75	1.32		0.87	24
28.86	(1.87)	5,901,818	0.74	1.50		0.88	26

29.31	(13.82)	182	1.39	1.27		1.55	29
35.24	6.72	69	1.39	1.40		2.14	15
35.22	5.54	38	1.41	0.78	(f)	1.61	23

29.21	(13.60)	1,519	1.14	1.43		1.18	29
35.08	7.00	2,241	1.14	1.44		1.26	15
35.11	7.82	1,132	1.15	1.01	(f)	1.28	23
33.24	14.87	385	1.24	1.09		1.36	24

29.56	(13.40)	32,555	0.88	1.74		0.90	29
35.52	7.27	20,538	0.89	1.79		0.99	15
35.47	8.07	17,231	0.89	1.43	(f)	1.00	23
33.55	15.10	34	1.00	1.05		1.08	24

29.67	(13.25)	5,529	0.74	1.85		0.75	29
35.62	7.41	8,018	0.74	1.85		0.84	15
35.57	8.25	6,114	0.76	1.41	(f)	0.88	23
33.59	15.27	422	0.83	1.14		0.89	24

29.71	(13.18)	3,949,596	0.64	1.96		0.65	29
35.67	7.57	4,025,348	0.64	2.02		0.74	15
35.60	8.31	3,869,991	0.67	1.52	(f)	0.75	23
33.61	15.35	3,069,390	0.74	1.39		0.75	24

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 5 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.

The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.

The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.

Class L Shares of the Mid Cap Value Fund and the Value Advantage Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Class L Shares of these Funds unless they meet certain requirements as described in the Funds’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,129,848	$—	$—	$11,129,848

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,637,187	$—	$—	$1,637,187

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,720,634	$—	$—	$5,720,634

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$12,897,295	$—	$—	$12,897,295

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$8,418,517	$—	$—		$8,418,517
Rights
Media	—	—	—	(b)	—	(b)
Wireless Telecommunication Services	47	—	—		47

Total Rights	47	—	—	(b)	47

Short-Term Investments
Investment Companies	193,827	—	—		193,827
Investment of cash collateral from securities loaned	154,262	—	—		154,262

Total Short-Term Investments	348,089	—	—		348,089

Total Investments in Securities	$8,766,653	$—	$—	(b)	$8,766,653

(a)	Please refer to the SOIs for specifics of portfolio holdings.
(b)	Amount rounds to less than one thousand.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Growth Advantage Fund	$331,253	$(331,253)	$—
Mid Cap Growth Fund	231,676	(231,676)	—
Mid Cap Value Fund	188,161	(188,161)	—
Value Advantage Fund	150,467	(150,467)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended June 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Growth Advantage Fund	$27
Mid Cap Equity Fund	8
Mid Cap Growth Fund	24
Mid Cap Value Fund	34
Value Advantage Fund	29

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Mid Cap Equity Fund did not have any securities out on loan at June 30, 2020.

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Growth Advantage Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$214,350	$3,435,887	$3,544,930	$72		$37	$105,416	105,321	$3,057		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	157,046	2,064,501	1,919,000	(1	)*	(17)	302,529	302,408	3,039	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	36,180	1,350,989	1,355,679	—		—	31,490	31,490	441	*	—

Total	$407,576	$6,851,377	$6,819,609	$71		$20	$439,435		$6,537		$—

Mid Cap Equity Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$97,782	$795,812	$853,004	$20		$2	$40,612	40,575	$1,079		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares (a)	69,023	198,000	267,019	1	*	(5)	—	—	489	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	15,260	256,338	271,598	—		—	—	—	141	*	—

Total	$182,065	$1,250,150	$1,391,621	$21		$(3)	$40,612		$1,709		$—

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Mid Cap Growth Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$113,766	$1,417,961	$1,480,197	$14		$16	$51,560	51,514	$1,973		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	168,065	1,180,999	1,138,002	40	*	(14)	211,088	211,004	2,689	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	30,123	839,294	845,040	—		—	24,377	24,377	402	*	—

Total	$311,954	$3,438,254	$3,463,239	$54		$2	$287,025		$5,064		$—

Mid Cap Value Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$715,289	$2,490,470	$3,035,774	$216		$101	$170,302	170,149	$6,799		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	296,060	1,446,000	1,574,000	40	*	(26)	168,074	168,007	4,175	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	58,776	962,073	997,377	—		—	23,472	23,472	605	*	—

Total	$1,070,125	$4,898,543	$5,607,151	$256		$75	$361,848		$11,579		$—

Value Advantage Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$181,870	$3,171,347	$3,159,521	$151		$(20)	$193,827	193,652	$4,895		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	215,041	1,454,000	1,530,000	102	*	(17)	139,126	139,070	3,080	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	42,795	892,790	920,449	—		—	15,136	15,136	471	*	—

Total	$439,706	$5,518,137	$5,609,970	$253		$(37)	$348,089		$8,446		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6	Total
Growth Advantage Fund
Transfer agency fees	$142	$57	$47	n/a	$1		$1		$—	(a)	$7		$55	$310
Mid Cap Equity Fund
Transfer agency fees	33	2	7	n/a	—	(a)	n/a		n/a		—	(a)	15	57
Mid Cap Growth Fund
Transfer agency fees	255	7	29	n/a	20		2		—	(a)	12		66	391
Mid Cap Value Fund
Transfer agency fees	105	7	38	$486	7		—	(a)	1		1		47	692
Value Advantage Fund
Transfer agency fees	85	41	35	36	—	(a)	1		—	(a)	—	(a)	43	241

(a)	Amount rounds to less than one thousand.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan Growth Advantage Fund	$103,783	$2,926	$(106,709)
JPMorgan Mid Cap Equity Fund	248,867	(303)	(248,564)
JPMorgan Mid Cap Growth Fund	—	1,198	(1,198)
JPMorgan Value Advantage Fund	—	(4,076)	4,076

The reclassifications for the Funds relate primarily to redemptions in-kind and tax equalization.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55	%(1)
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55	(1)

(1)	Prior to August 1, 2019, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.65% on each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective rate for Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Value Advantage Fund was 0.08%, 0.08%, 0.08%, 0.07% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$434	$5
Mid Cap Equity Fund	114	—
Mid Cap Growth Fund	103	1
Mid Cap Value Fund	63	—	(a)
Value Advantage Fund	131	1

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C		Class I	Class L	Class R2	Class R3		Class R4		Class R5		Class R6
Growth Advantage Fund	1.14%	1.64%		0.89%	n/a	1.39%	1.14%		n/a	(1)	n/a	(1)	n/a	(1)
Mid Cap Equity Fund	1.14	1.64		0.89	n/a	1.39	n/a		n/a		0.74%		0.64%
Mid Cap Growth Fund	1.24	n/a	(2)	0.93	n/a	1.49	n/a	(2)	0.99%		0.79		0.74
Mid Cap Value Fund	1.24	1.75		0.99	0.75%	1.50	1.25		1.00		0.85		0.73
Value Advantage Fund	1.14	1.64		0.89	0.75	1.39	1.14		0.89		0.74		0.64

(1)

Effective November 1, 2019, the contractual expense limitation for Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.89%, 0.74% and 0.64% for Class R4, Class R5 and Class R6 Shares, respectively.

(2)

Effective November 1, 2019, the contractual expense limitation for Class C and Class R3 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.74% and 1.24% for Class C and Class R3 Shares, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2020 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2020.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$522	$348	$254	$1,124	$7
Mid Cap Equity Fund	1,328	886	31	2,245	—	(a)
Mid Cap Growth Fund	104	65	1,160	1,329	38
Mid Cap Value Fund	262	163	6,600	7,025	32
Value Advantage Fund	596	396	111	1,103	23

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2020 was as follows (amounts in thousands):

Growth Advantage Fund	$250
Mid Cap Equity Fund	89
Mid Cap Growth Fund	166
Mid Cap Value Fund	581
Value Advantage Fund	407

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2020, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$4,274,522	$5,219,165
Mid Cap Equity Fund	962,224	927,634
Mid Cap Growth Fund	2,985,297	2,950,253
Mid Cap Value Fund	2,626,179	4,009,322
Value Advantage Fund	2,865,591	3,393,186

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$6,399,734	$4,798,998	$68,884	$4,730,114
Mid Cap Equity Fund	1,185,039	508,588	56,440	452,148
Mid Cap Growth Fund	4,141,185	1,652,724	73,275	1,579,449
Mid Cap Value Fund	10,015,650	4,123,961	1,242,316	2,881,645
Value Advantage Fund	7,618,053	1,831,644	683,044	1,148,600

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”) and non-taxable dividends.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$835,282	$835,282
Mid Cap Equity Fund	18,575	205,540	224,115
Mid Cap Growth Fund	—	345,443	345,443
Mid Cap Value Fund	207,560	647,712	855,272
Value Advantage Fund	180,428	287,467	467,895

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$35,076	$663,086	$698,162
Mid Cap Equity Fund	43,984	241,956	285,940
Mid Cap Growth Fund	24,869	226,941	251,810
Mid Cap Value Fund	264,620	935,839	1,200,459
Value Advantage Fund	234,470	474,480	708,950

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$73,501	$819,396	$4,730,114
Mid Cap Equity Fund	13,965	141,232	452,148
Mid Cap Growth Fund	31,577	504,597	1,579,449
Mid Cap Value Fund	93,059	780,462	2,881,645
Value Advantage Fund	87,294	209,615	1,148,600

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, investments in PFICs, non-taxable dividends, late year ordinary loss deferrals and post-October capital loss deferrals.

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$—	$—	$3,489
Mid Cap Growth Fund	—	—	6,406
Value Advantage Fund	104,712	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2020.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	12.3%	1	20.7%
Mid Cap Equity Fund	—	—	1	54.7
Mid Cap Growth Fund	—	—	1	17.0
Mid Cap Value Fund	—	—	2	34.7
Value Advantage Fund	—	—	3	36.4

As of June 30, 2020, the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Funds:

JPMorgan SmartRetirement Funds
Growth Advantage Fund	19.9%
Value Advantage Fund	24.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-Kind

On October 11, 2019, certain shareholders sold Class R6 Shares of Mid Cap Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below (amounts in thousands):

	Value		Realized Gains (Losses)	Type
Mid Cap Equity Fund	$1,200,715	*	$234,072	Redemption in-kind

*	This amount includes cash of approximately $42,541,000 associated with the redemption in-kind.

9. Subsequent Event

On August 11, 2020, the contractual expense limitations for Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares of the Funds were extended until at least October 31, 2021.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,159.20	$6.12	1.14%
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class C
Actual	1,000.00	1,156.00	8.79	1.64
Hypothetical	1,000.00	1,016.71	8.22	1.64
Class I
Actual	1,000.00	1,160.20	4.78	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R2
Actual	1,000.00	1,157.60	7.46	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R3
Actual	1,000.00	1,158.60	6.12	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class R4
Actual	1,000.00	1,160.20	4.78	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R5
Actual	1,000.00	1,160.80	4.03	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class R6
Actual	1,000.00	1,161.70	3.44	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$952.40	$5.53	1.14%
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class C
Actual	1,000.00	949.90	7.95	1.64
Hypothetical	1,000.00	1,016.71	8.22	1.64
Class I
Actual	1,000.00	953.40	4.32	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R2
Actual	1,000.00	951.30	6.74	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R5
Actual	1,000.00	954.20	3.60	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74
Class R6
Actual	1,000.00	954.80	3.11	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64

JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,116.10	6.52	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,113.20	9.14	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	1,118.00	4.90	0.93
Hypothetical	1,000.00	1,020.24	4.67	0.93
Class R2
Actual	1,000.00	1,114.80	7.83	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	1,116.00	6.52	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class R4
Actual	1,000.00	1,117.80	5.21	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R5
Actual	1,000.00	1,118.50	4.16	0.79
Hypothetical	1,000.00	1,020.93	3.97	0.79
Class R6
Actual	1,000.00	1,118.80	3.90	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	803.70	5.52	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class C
Actual	1,000.00	801.60	7.75	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class I
Actual	1,000.00	804.40	4.40	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class L
Actual	$1,000.00	$805.60	$3.37	0.75%
Hypothetical	1,000.00	1,021.13	3.77	0.75
Class R2
Actual	1,000.00	802.50	6.68	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	803.70	5.52	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class R4
Actual	1,000.00	804.40	4.40	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98
Class R5
Actual	1,000.00	805.10	3.73	0.83
Hypothetical	1,000.00	1,020.74	4.17	0.83
Class R6
Actual	1,000.00	805.50	3.28	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73

JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	795.10	5.09	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class C
Actual	1,000.00	793.00	7.31	1.64
Hypothetical	1,000.00	1,016.71	8.22	1.64
Class I
Actual	1,000.00	796.10	3.93	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88
Class L
Actual	1,000.00	796.60	3.26	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Class R2
Actual	1,000.00	794.10	6.20	1.39
Hypothetical	1,000.00	1,017.95	6.97	1.39
Class R3
Actual	1,000.00	795.30	5.09	1.14
Hypothetical	1,000.00	1,019.19	5.72	1.14
Class R4
Actual	1,000.00	795.90	3.93	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88
Class R5
Actual	1,000.00	796.50	3.26	0.73
Hypothetical	1,000.00	1,021.23	3.67	0.73
Class R6
Actual	1,000.00	796.90	2.81	0.63
Hypothetical	1,000.00	1,021.73	3.17	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Mid Cap Equity Fund	100.00%
JPMorgan Mid Cap Value Fund	100.00
JPMorgan Value Advantage Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$933,356
JPMorgan Mid Cap Equity Fund	223,957
JPMorgan Mid Cap Growth Fund	345,443
JPMorgan Mid Cap Value Fund	647,712
JPMorgan Value Advantage Fund	287,467

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Mid Cap Equity Fund	$18,575
JPMorgan Mid Cap Value Fund	207,560
JPMorgan Value Advantage Fund	180,428

JUNE 30, 2020	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-MC-620

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2020

JPMorgan Small Cap Blend Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February – the last one on February 19 – the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program -- along with a range of other stimulus programs -- provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose. Within U.S. equity markets, large cap stocks generally outperformed mid cap and small cap stocks and growth stocks outperformed value stocks during the reporting period.

2	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(0.24)%
Russell 2000 Index	(6.63)%

Net Assets as of 6/30/2020 (In Thousands)	$472,859

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology sector and its security selection in the industrials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary sector was the sole sector detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Teladoc Health Inc. and Inphi Corp. and its out-of-Benchmark position in Horizon Therapeutics PLC. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Inphi, a semiconductor components manufacturer, rose amid investor expectations that it would benefit from the global transition to 5G telecommunications networks. Shares of Horizon Therapeutics, a pharmaceuticals company, rose after an advisory committee of the U.S. Food and Drug Administration recommended approval of the company’s drug for thyroid eye disease.

Leading individual detractors from relative performance included the Fund’s underweight position in Quidel Corp., its out-of-Benchmark position in Sage Therapeutics Inc. and its overweight position in Cinemark Holdings Inc. Shares of Quidel, a medical diagnostics testing manufacturer, rose amid investor expectations for increased demand for COVID-19 testing kits. Shares of Sage Therapeutics, a drug development company, fell after its treatment for depressive disorder failed in a Phase 3 clinical trial. Shares of Cinemark Holdings, a cinema chain operator, fell after the company closed movie theaters in response to at-home quarantines due to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Independent Bank Corp.	1.1%
2.	ITT, Inc.	1.0
3.	Simpson Manufacturing Co., Inc.	0.9
4.	Lithia Motors, Inc., Class A	0.9
5.	Applied Industrial Technologies, Inc.	0.9
6.	Texas Roadhouse, Inc.	0.9
7.	Littelfuse, Inc.	0.8
8.	Helen of Troy Ltd.	0.8
9.	Inphi Corp.	0.7
10.	Terreno Realty Corp.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	16.7%
Information Technology	16.7
Financials	14.1
Health Care	13.7
Consumer Discretionary	10.8
Real Estate	6.3
Utilities	3.1
Consumer Staples	2.2
Materials	2.2
Communication Services	2.1
Energy	2.0
Short-Term Investments	10.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Small Cap Blend Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge*		(5.50)%	8.31%	13.28%
Without Sales Charge		(0.24)	9.48	13.89
CLASS C SHARES	January 7, 1998
With CDSC**		(1.75)	8.93	13.31
Without CDSC		(0.75)	8.93	13.31
CLASS I SHARES	April 5, 1999	0.02	9.75	14.21
CLASS R6 SHARES	July 2, 2018	0.27	10.03	14.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the

2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Effective June 1, 2018 (“the Effective Date”), the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares)* .	(12.04)%
Russell 2000 Index	(6.63)%

Net Assets as of 6/30/2020 (In Thousands)	$349,861

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2020.

The Fund’s security selection in the health care and financials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Teladoc Health Inc. and its overweight positions in Tivity Health Inc. and MRC Global Inc. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Tivity Health, a provider of weight loss and fitness products, fell after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2019. Shares of MRC Global, a supplier of hardware to the petroleum and natural industries, fell amid a sharp decline in global demand for oil and natural gas during the reporting period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Stamps.com Inc. and Aircastle Ltd. and its out-of-Benchmark position in Horizon Therapeutics PLC. Shares of Stamps.com, an internet provider of postal services, rose after the company reported better-than-expected earnings for the fourth quarter of 2019 and issued an upbeat earnings forecast for 2020. Shares of Aircastle, an aircraft leasing company, rose ahead of its acquisition by Marubeni Corp. for $2.4 billion. Shares of Horizon Therapeutics, a pharmaceuticals company, rose after an advisory committee of the U.S. Food and Drug Administration recommended approval of the company’s drug for thyroid eye disease.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Deckers Outdoor Corp.	1.1%
2.	Magellan Health, Inc.	1.0
3.	Horizon Therapeutics plc	0.8
4.	Argan, Inc.	0.8
5.	ArcBest Corp.	0.8
6.	Hub Group, Inc., Class A	0.8
7.	Sanmina Corp.	0.8
8.	STAG Industrial, Inc.	0.7
9.	Cornerstone OnDemand, Inc.	0.7
10.	Commercial Metals Co.	0.7

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	19.3%
Financials	15.0
Industrials	14.4
Information Technology	11.7
Consumer Discretionary	9.9
Real Estate	6.1
Materials	4.4
Utilities	3.1
Consumer Staples	2.6
Communication Services	2.5
Energy	1.9
Short-Term Investments	9.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge*		(17.00)%	1.31%	9.71%
Without Sales Charge		(12.40)	2.41	10.30
CLASS C SHARES	May 31, 2016
With CDSC**		(13.86)	1.99	10.08
Without CDSC		(12.86)	1.99	10.08
CLASS I SHARES	January 3, 2017	(12.20)	2.64	10.42
CLASS R2 SHARES	July 31, 2017	(12.63)	2.06	9.73
CLASS R3 SHARES	July 31, 2017	(12.42)	2.32	10.01
CLASS R4 SHARES	July 31, 2017	(12.19)	2.58	10.28
CLASS R5 SHARES	January 1, 1997	(12.04)	2.78	10.50
CLASS R6 SHARES	May 31, 2016	(11.97)	2.83	10.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Core Fund and the Russell 2000 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class R5 Shares have no minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(4.11)%
Russell 2000 Index	(6.63)%

Net Assets as of 6/30/2020 (In Thousands)	$6,595,486

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and underweight position in the consumer discretionary sector and its security selection in the industrials sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position and security selection in the health care sector and its security selection in the real estate sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Pool Corp. and West Pharmaceutical Services Inc. and its overweight position in Kinsale Capital Group Inc. Shares of Pool, a distributor or swimming pool supplies, rose amid investor expectations for increased demand for its products during at-home quarantines in response to the COVID-19 pandemic and after the company increased its quarter dividend by 22% and increased its share repurchase program by $200 million. Shares of West Pharmaceutical Services, a manufacturer of drugs, vaccines and consumer health care products, rose amid investor expectations that the company will benefit from demand for testing and treatments during the COVID-19 pandemic. Shares of Kinsale Capital Group, a provider of property and casualty insurance, rose amid consecutive quarters of better-than-expected earnings growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Cinemark Holdings Inc. and Patterson-UTI Energy Inc. and its out-of-Benchmark position in Core Laboratories NV. Shares of Cinemark Holdings, a cinema chain operator, fell after the company closed movie theaters due to the COVID-19 pandemic. Shares of Patterson-UTI Energy, a provider of oil field services to the energy sector, fell amid a sharp decline in global prices for petroleum during the reporting period. Shares of Core Laboratories, a provider of oilfield services to the energy sector, fell amid a sharp decline in global prices for petroleum during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Pool Corp.	2.7%
2.	AptarGroup, Inc.	2.3
3.	Toro Co. (The)	2.3
4.	Catalent, Inc.	2.2
5.	Molina Healthcare, Inc.	1.7
6.	West Pharmaceutical Services, Inc.	1.7
7.	BJ’s Wholesale Club Holdings, Inc.	1.6
8.	LCI Industries	1.5
9.	Brunswick Corp.	1.5
10.	Performance Food Group Co.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Industrials	19.4%
Financials	16.5
Information Technology	12.5
Health Care	12.4
Consumer Discretionary	11.4
Materials	6.1
Real Estate	5.7
Consumer Staples	4.7
Utilities	2.2
Others (each less than 1.0%)	0.9
Short-Term Investments	8.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge*		(9.14)%	5.34%	11.71%
Without Sales Charge		(4.11)	6.48	12.31
CLASS C SHARES	February 19, 2005
With CDSC**		(5.56)	5.97	11.76
Without CDSC		(4.56)	5.97	11.76
CLASS I SHARES	May 7, 1996	(3.83)	6.78	12.63
CLASS R2 SHARES	November 3, 2008	(4.32)	6.22	12.03
CLASS R3 SHARES	September 9, 2016	(4.08)	6.50	12.32
CLASS R4 SHARES	September 9, 2016	(3.83)	6.78	12.63
CLASS R5 SHARES	May 15, 2006	(3.65)	6.99	12.86
CLASS R6 SHARES	May 31, 2016	(3.60)	7.04	12.88

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from

June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	16.99%
Russell 2000 Growth Index	3.48%

Net Assets as of 6/30/2020 (In Thousands)	$3,960,153

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection and overweight position in the information technology sector and its security selection in the health care sector were leading contributors to performance relative to the Benchmark. While there were no sector detractors from relative performance, the utilities sector, in which the Fund had no holdings, and the Fund’s security selection in the consumer discretionary sector were the smallest contributors to relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Teladoc Health Inc. and Inphi Inc., and its out-of-Benchmark position in Horizon Therapeutics PLC. Shares of Teladoc Health, a provider of online health care services, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic. Shares of Inphi, a semiconductor components manufacturer, rose amid investor expectations that it would benefit from the global transition to so-called 5G telecommunications networks. Shares of Horizon Therapeutics, a pharmaceuticals company, rose after an advisory committee of the U.S. Food and Drug Administration recommended approval of the company’s drug for thyroid eye disease.

Leading individual detractors from relative performance included the Fund’s underweight position in Quidel Corp., its overweight position in Hudson Ltd. and its out-of-Benchmark position in Sage Therapeutics Inc. Shares of Quidel, a medical diagnostics testing manufacturer that was not held in the Fund, rose amid investor expectations for increased demand for COVID-19 testing kits. Shares of Hudson, a retailer of travel products, fell as passenger traffic fell sharply in response to the COVID-19 pandemic. Shares of Sage Therapeutics, a drug development company, fell after its treatment for depressive disorder failed in a Phase 3 clinical trial.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Inphi Corp.	1.6%
2.	Natera, Inc.	1.5
3.	Advanced Drainage Systems, Inc.	1.5
4.	National Vision Holdings, Inc.	1.3
5.	John Bean Technologies Corp.	1.3
6.	Halozyme Therapeutics, Inc.	1.3
7.	Lithia Motors, Inc., Class A	1.3
8.	Horizon Therapeutics plc	1.3
9.	MKS Instruments, Inc.	1.3
10.	Envestnet, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	26.5%
Information Technology	23.3
Industrials	15.3
Consumer Discretionary	14.1
Financials	3.4
Consumer Staples	3.1
Real Estate	2.1
Communication Services	2.0
Short-Term Investments	10.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge*		10.85%	12.66%	15.66%
Without Sales Charge		16.99	13.87	16.29
CLASS C SHARES	November 4, 1997
With CDSC**		15.42	13.30	15.70
Without CDSC		16.42	13.30	15.70
CLASS I SHARES	March 26, 1996	17.31	14.16	16.58
CLASS L SHARES	February 19, 2005	17.46	14.33	16.75
CLASS R2 SHARES	November 3, 2008	16.71	13.59	15.99
CLASS R3 SHARES	July 31, 2017	16.93	13.86	16.28
CLASS R4 SHARES	July 31, 2017	17.32	14.16	16.58
CLASS R5 SHARES	September 9, 2016	17.49	14.33	16.75
CLASS R6 SHARES	November 30, 2010	17.60	14.45	16.86

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	(16.52)%
Russell 2000 Value Index . . .	(17.48)%

Net Assets as of 6/30/2020 (In Thousands)	$955,573

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the consumer discretionary and utilities sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the real estate sector and its underweight position and security selection in the consumer staples sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Stamps.com Inc., FTI Consulting Inc. and Clearway Energy Inc. Shares of Stamps.com, an internet provider of postal services, rose after the company reported better-than-expected earnings for the fourth quarter of 2019 and issued an upbeat earnings forecast for 2020. Shares of FTI Consulting, a provider of business and regulatory advisory services, rose in late 2019 after the company reported better-than-expected earnings for its third quarter of 2019 and after the company unveiled a restructuring plan late in the reporting period. Shares of Clearway, an energy utility, rose after the company reported better-than-expected revenue for the first quarter of 2020.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allscripts Healthcare Solutions Inc., Sinclair Broadcast Group Inc. and MRC Global Inc. Shares of Allscripts Healthcare Solutions, a health care information technology provider, fell after consecutive quarters of lower-than-expected earnings during the reporting period. Shares of Sinclair Broadcast Group, a television broadcaster, fell amid investor expectations for declining advertising revenue in response to the COVID-19 pandemic. Shares of MRC Global, a supplier of hardware to the petroleum and natural gas industries, fell amid a sharp decline in global demand for oil and natural gas during the reporting period.

HOW WAS THE FUND POSITIONED?

In accordance its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Xperi Holding Corp.	1.1%
2.	United Bankshares, Inc.	1.0
3.	Washington Federal, Inc.	0.9
4.	Builders FirstSource, Inc.	0.9
5.	Trustmark Corp.	0.9
6.	TRI Pointe Group, Inc.	0.8
7.	EMCOR Group, Inc.	0.8
8.	ABM Industries, Inc.	0.8
9.	Wabash National Corp.	0.8
10.	ArcBest Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.4%
Industrials	16.7
Consumer Discretionary	9.0
Real Estate	8.6
Information Technology	7.9
Health Care	6.4
Materials	5.3
Utilities	4.6
Energy	3.4
Communication Services	2.6
Consumer Staples	1.9
Short-Term Investments	8.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge*		(21.14)%	(1.66)%	6.58%
Without Sales Charge		(16.78)	(0.59)	7.16
CLASS C SHARES	March 22, 1999
With CDSC**		(18.14)	(1.13)	6.55
Without CDSC		(17.14)	(1.13)	6.55
CLASS I SHARES	January 27, 1995	(16.52)	(0.34)	7.43
CLASS R2 SHARES	November 3, 2008	(16.92)	(0.84)	6.89
CLASS R3 SHARES	September 9, 2016	(16.73)	(0.59)	7.15
CLASS R4 SHARES	September 9, 2016	(16.52)	(0.35)	7.42
CLASS R5 SHARES	May 15, 2006	(16.44)	(0.21)	7.54
CLASS R6 SHARES	February 22, 2005	(16.33)	(0.10)	7.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value

Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	(6.37)%
Russell 2000 Index	(6.63)%

Net Assets as of 6/30/2020 (In Thousands)	$900,036

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2020. The Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Stamps.com Inc., Forty Seven Inc. and Mersana Therapeutics Inc. Shares of Stamps.com, an internet provider of postal services, rose after the company reported better-than-expected earnings for the fourth quarter of 2019 and issued an upbeat earnings forecast for 2020. Shares of Forty Seven, a drug development company, rose ahead of its March 2020 acquisition by Gilead Sciences Inc. Shares of Mersana Therapeutics, a cancer treatment development company, rose on better-than-expected earnings for the first quarter of 2020 and positive results from trials of its treatment for ovarian cancer.

Leading individual detractors from relative performance included the Fund’s overweight positions in Allscripts Healthcare Solutions Inc. and Varex Imaging Corp., and its underweight position in Teladoc Health Inc. Shares of Allscripts Healthcare Solutions, a health care information technology provider, fell after consecutive quarters of lower-than-expected earnings during the reporting period. Shares of Varex Imaging, a manufacturer of x-ray imaging components, fell after the company reported lower-than-expected earnings and revenue for its fiscal second quarter. Shares of Teladoc Health, a provider of online health care services that was not held in the Fund, rose amid investor expectations that the company would benefit from at-home quarantines in response to the COVID-19 pandemic.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	TRI Pointe Group, Inc.	1.1%
2.	EMCOR Group, Inc.	1.0
3.	Xperi Holding Corp.	1.0
4.	Avaya Holdings Corp.	1.0
5.	Wabash National Corp.	0.8
6.	Trustmark Corp.	0.8
7.	Allscripts Healthcare Solutions, Inc.	0.8
8.	Rambus, Inc.	0.8
9.	Washington Federal, Inc.	0.8
10.	Perficient, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Health Care	19.2%
Industrials	14.6
Financials	13.9
Information Technology	12.6
Consumer Discretionary	10.2
Real Estate	5.5
Materials	3.9
Consumer Staples	2.7
Utilities	2.7
Communication Services	2.4
Energy	1.6
Short-Term Investments	10.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2020. The Fund’s portfolio composition is subject to change.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge*		(11.63)%	0.79%	9.21%
Without Sales Charge		(6.76)	1.88	9.80
CLASS C SHARES	November 1, 2007
With CDSC**		(8.25)	1.36	9.25
Without CDSC		(7.25)	1.36	9.25
CLASS I SHARES	September 10, 2001	(6.51)	2.15	10.09
CLASS L SHARES	November 4, 1993	(6.37)	2.30	10.27
CLASS R2 SHARES	November 1, 2011	(7.01)	1.63	9.57
CLASS R3 SHARES	September 9, 2016	(6.78)	1.88	9.80
CLASS R4 SHARES	September 9, 2016	(6.55)	2.13	10.08
CLASS R5 SHARES	September 9, 2016	(6.36)	2.29	10.27
CLASS R6 SHARES	November 1, 2011	(6.27)	2.41	10.36

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R2 and Class R3 shares prior to their inception dates are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6 Shares have different expenses than Class L Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.4%

Aerospace & Defense — 0.7%

Curtiss-Wright Corp.	24	2,159

National Presto Industries, Inc.	15	1,301

		3,460

Auto Components — 0.7%

Fox Factory Holding Corp. *	27	2,202

LCI Industries (a)	11	1,229

		3,431

Automobiles — 0.5%

Winnebago Industries, Inc. (a)	38	2,531

Banks — 9.8%

BancFirst Corp.	67	2,720

Camden National Corp.	92	3,189

City Holding Co.	25	1,603

Columbia Banking System, Inc.	115	3,271

Community Trust Bancorp, Inc.	57	1,861

Cullen/Frost Bankers, Inc. (a)	20	1,481

First Busey Corp.	155	2,890

First Commonwealth Financial Corp.	243	2,016

First Financial Bancorp	132	1,838

First Financial Bankshares, Inc.	48	1,388

First Hawaiian, Inc.	85	1,465

First Merchants Corp.	97	2,667

Great Western Bancorp, Inc.	147	2,023

Heritage Commerce Corp.	270	2,030

Heritage Financial Corp.	33	661

Independent Bank Corp.	167	2,481

Independent Bank Corp.	49	3,298

Lakeland Bancorp, Inc.	240	2,739

S&T Bancorp, Inc.	39	903

Signature Bank	8	828

Simmons First National Corp., Class A	162	2,772

Trustmark Corp.	61	1,507

		45,631

Biotechnology — 8.5%

ACADIA Pharmaceuticals, Inc. * (a)	32	1,570

ADC Therapeutics SA (Switzerland) * (a)	40	1,877

Alector, Inc. *	32	772

Allogene Therapeutics, Inc. * (a)	21	880

Amicus Therapeutics, Inc. *	171	2,580

Atara Biotherapeutics, Inc. *	97	1,407

Avrobio, Inc. *	66	1,148

Biohaven Pharmaceutical Holding Co. Ltd. *	35	2,575

Blueprint Medicines Corp. *	27	2,069

INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued

Bridgebio Pharma, Inc. * (a)	30	979

Coherus Biosciences, Inc. * (a)	106	1,899

FibroGen, Inc. *	43	1,731

G1 Therapeutics, Inc. *	51	1,232

Generation Bio Co. *	16	343

Global Blood Therapeutics, Inc. * (a)	20	1,232

Halozyme Therapeutics, Inc. *	114	3,055

Heron Therapeutics, Inc. * (a)	86	1,267

Homology Medicines, Inc. *	57	862

Immunomedics, Inc. *	25	878

Intercept Pharmaceuticals, Inc. * (a)	20	941

Natera, Inc. *	70	3,489

Orchard Therapeutics plc, ADR (United Kingdom) *	44	261

REGENXBIO, Inc. * (a)	30	1,090

REVOLUTION Medicines, Inc. *	24	758

Rubius Therapeutics, Inc. * (a)	68	408

Sage Therapeutics, Inc. * (a)	25	1,056

Twist Bioscience Corp. * (a)	62	2,828

Viela Bio, Inc. * (a)	28	1,226

		40,413

Building Products — 3.8%

Advanced Drainage Systems, Inc.	69	3,388

AZEK Co., Inc. (The) *	26	839

CSW Industrials, Inc.	35	2,431

Fortune Brands Home & Security, Inc.	17	1,118

Simpson Manufacturing Co., Inc.	57	4,780

Trex Co., Inc. * (a)	19	2,520

UFP Industries, Inc.	56	2,754

		17,830

Capital Markets — 1.3%

Evercore, Inc., Class A	29	1,730

Focus Financial Partners, Inc., Class A *	41	1,365

LPL Financial Holdings, Inc.	41	3,180

		6,275

Chemicals — 1.6%

Innospec, Inc.	32	2,462

Stepan Co.	23	2,221

Valvoline, Inc.	137	2,656

		7,339

Commercial Services & Supplies — 2.5%

Brady Corp., Class A	53	2,463

Brink’s Co. (The)	25	1,160

Cimpress plc (Ireland) *	23	1,756

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Commercial Services & Supplies — continued

Deluxe Corp.	51	1,205

Kimball International, Inc., Class B	126	1,462

MSA Safety, Inc.	20	2,289

UniFirst Corp.	8	1,470

		11,805

Communications Equipment — 1.2%

Ciena Corp. *	34	1,868

EchoStar Corp., Class A *	69	1,937

Viavi Solutions, Inc. * (a)	133	1,693

		5,498

Construction & Engineering — 0.5%

Comfort Systems USA, Inc.	64	2,598

Containers & Packaging — 0.7%

Graphic Packaging Holding Co.	154	2,153

Silgan Holdings, Inc.	43	1,390

		3,543

Distributors — 0.5%

Pool Corp.	9	2,380

Diversified Consumer Services — 0.3%

Bright Horizons Family Solutions, Inc. *	9	1,077

OneSpaWorld Holdings Ltd. (Bahamas) (a)	44	212

		1,289

Diversified Telecommunication Services — 0.7%

Bandwidth, Inc., Class A * (a)	14	1,757

Liberty Latin America Ltd., Class C (Chile) *	187	1,768

		3,525

Electric Utilities — 0.3%

Portland General Electric Co.	37	1,548

Electrical Equipment — 0.7%

Generac Holdings, Inc. *	18	2,246

nVent Electric plc	55	1,030

		3,276

Electronic Equipment, Instruments & Components — 3.2%

CTS Corp. (a)	93	1,873

ePlus, Inc. *	24	1,694

Fabrinet (Thailand) *	40	2,470

Littelfuse, Inc.	24	4,171

Plexus Corp. * (a)	29	2,018

SYNNEX Corp.	23	2,811

		15,037

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 6.8%

American Campus Communities, Inc.	65	2,279

American Homes 4 Rent, Class A	120	3,238

Brixmor Property Group, Inc.	166	2,126

CubeSmart	38	1,020

EastGroup Properties, Inc.	13	1,518

Equity Commonwealth	78	2,519

Highwoods Properties, Inc.	54	2,024

JBG SMITH Properties	68	2,011

National Health Investors, Inc.	15	913

Rayonier, Inc.	82	2,041

Rexford Industrial Realty, Inc.	73	3,024

RLJ Lodging Trust	167	1,578

Sunstone Hotel Investors, Inc.	290	2,364

Terreno Realty Corp. (a)	69	3,648

Washington	78	1,741

		32,044

Food & Staples Retailing — 0.9%

Grocery Outlet Holding Corp. *	51	2,071

Performance Food Group Co. *	74	2,147

		4,218

Food Products — 1.1%

Flowers Foods, Inc.	100	2,243

Freshpet, Inc. *	35	2,901

		5,144

Gas Utilities — 1.6%

Chesapeake Utilities Corp.	21	1,774

ONE Gas, Inc.	42	3,254

Southwest Gas Holdings, Inc. (a)	39	2,690

		7,718

Health Care Equipment & Supplies — 1.9%

iRhythm Technologies, Inc. *	21	2,407

Nevro Corp. *	22	2,660

Shockwave Medical, Inc. *	40	1,884

Utah Medical Products, Inc.	21	1,825

		8,776

Health Care Providers & Services — 2.1%

Acadia Healthcare Co., Inc. * (a)	45	1,131

Amedisys, Inc. *	13	2,590

Encompass Health Corp.	41	2,533

Ensign Group, Inc. (The)	44	1,835

Providence Service Corp. (The) *	22	1,735

		9,824

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 0.1%

Evolent Health, Inc., Class A * (a)	97	690

Hotels, Restaurants & Leisure — 2.2%

Boyd Gaming Corp.	84	1,764

Cheesecake Factory, Inc. (The) (a)	38	860

Cracker Barrel Old Country Store, Inc.	14	1,553

Planet Fitness, Inc., Class A *	30	1,802

Texas Roadhouse, Inc.	83	4,345

		10,324

Household Durables — 1.4%

Helen of Troy Ltd. *	22	4,080

La-Z-Boy, Inc.	36	964

TRI Pointe Group, Inc. *	96	1,414

		6,458

Industrial Conglomerates — 0.2%

Carlisle Cos., Inc.	10	1,172

Insurance — 2.4%

Argo Group International Holdings Ltd.	10	366

eHealth, Inc. *	16	1,532

James River Group Holdings Ltd.	24	1,088

Old Republic International Corp.	116	1,891

Safety Insurance Group, Inc.	23	1,768

Selective Insurance Group, Inc. (a)	44	2,322

Selectquote, Inc. *	42	1,061

Third Point Reinsurance Ltd. (Bermuda) *	180	1,348

		11,376

Interactive Media & Services — 0.2%

Cars.com, Inc. *	139	801

Internet & Direct Marketing Retail — 0.5%

Farfetch Ltd., Class A (United Kingdom) *	79	1,371

RealReal, Inc. (The) * (a)	76	968

		2,339

IT Services — 1.7%

CSG Systems International, Inc.	57	2,349

I3 Verticals, Inc., Class A *	40	1,224

ManTech International Corp., Class A	37	2,528

Science Applications International Corp.	26	2,022

		8,123

Leisure Products — 0.3%

Callaway Golf Co. (a)	88	1,541

Life Sciences Tools & Services — 0.4%

10X Genomics, Inc., Class A *	9	759

INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — continued

Adaptive Biotechnologies Corp. *	12	595

Personalis, Inc. *	45	579

		1,933

Machinery — 6.0%

Alamo Group, Inc. (a)	23	2,330

Allison Transmission Holdings, Inc.	54	1,981

Blue Bird Corp. *	181	2,719

Graco, Inc.	32	1,550

Hillenbrand, Inc.	86	2,338

ITT, Inc.	84	4,953

John Bean Technologies Corp.	36	3,070

Kadant, Inc.	25	2,520

Lincoln Electric Holdings, Inc.	33	2,762

Mueller Industries, Inc.	75	2,006

Watts Water Technologies, Inc., Class A	27	2,226

		28,455

Marine — 0.2%

Kirby Corp. *	14	761

Media — 1.4%

Hemisphere Media Group, Inc. *	156	1,535

New York Times Co. (The), Class A (a)	68	2,840

Nexstar Media Group, Inc., Class A (a)	25	2,111

		6,486

Multiline Retail — 0.5%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	23	2,259

Multi-Utilities — 0.4%

Unitil Corp.	43	1,922

Oil, Gas & Consumable Fuels — 2.2%

CNX Resources Corp. * (a)	183	1,583

Delek US Holdings, Inc. (a)	72	1,252

EQT Corp. (a)	134	1,596

Equitrans Midstream Corp.	174	1,446

Matador Resources Co. * (a)	257	2,185

PDC Energy, Inc. *	175	2,177

		10,239

Personal Products — 0.3%

Inter Parfums, Inc.	34	1,640

Pharmaceuticals — 1.6%

Arvinas, Inc. * (a)	13	440

Horizon Therapeutics plc *	53	2,957

MyoKardia, Inc. *	6	563

Revance Therapeutics, Inc. *	90	2,188

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Blend Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — continued

TherapeuticsMD, Inc. *	307	384

Tricida, Inc. * (a)	42	1,146

		7,678

Professional Services — 0.3%

FTI Consulting, Inc. *	14	1,568

Road & Rail — 1.0%

Marten Transport Ltd.	89	2,236

Saia, Inc. * (a)	24	2,673

		4,909

Semiconductors & Semiconductor Equipment — 4.5%

Cabot Microelectronics Corp.	17	2,345

Cree, Inc. * (a)	26	1,556

Enphase Energy, Inc. *	41	1,963

Entegris, Inc.	47	2,799

FormFactor, Inc. *	34	1,001

Inphi Corp. * (a)	31	3,683

MKS Instruments, Inc.	26	2,937

Monolithic Power Systems, Inc.	7	1,711

Semtech Corp. *	38	1,964

SolarEdge Technologies, Inc. * (a)	11	1,495

		21,454

Software — 7.3%

Anaplan, Inc. *	40	1,810

Avalara, Inc. *	15	2,051

Bill.Com Holdings, Inc. *	18	1,615

Blackline, Inc. *	21	1,740

CyberArk Software Ltd. *	17	1,722

Dynatrace, Inc. *	20	801

Elastic NV *	27	2,531

Envestnet, Inc. *	40	2,917

Everbridge, Inc. *	13	1,767

Globant SA (Argentina) * (a)	12	1,848

HubSpot, Inc. *	12	2,800

Medallia, Inc. * (a)	46	1,152

Nuance Communications, Inc. * (a)	120	3,033

Progress Software Corp.	22	853

Proofpoint, Inc. *	15	1,637

Smartsheet, Inc., Class A *	48	2,441

Upland Software, Inc. * (a)	63	2,178

Zendesk, Inc. *	19	1,666

		34,562

Specialty Retail — 2.8%

Aaron’s, Inc.	14	638

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

Floor & Decor Holdings, Inc., Class A *	23	1,318

Hudson Ltd., Class A *	118	573

Lithia Motors, Inc., Class A	32	4,777

National Vision Holdings, Inc. *	102	3,113

Vroom, Inc. *	19	996

Williams-Sonoma, Inc. (a)	21	1,713

		13,128

Textiles, Apparel & Luxury Goods — 2.0%

Carter’s, Inc.	32	2,572

Columbia Sportswear Co. (a)	20	1,595

Kontoor Brands, Inc.	77	1,380

Oxford Industries, Inc. (a)	44	1,916

Steven Madden Ltd. (a)	73	1,802

		9,265

Thrifts & Mortgage Finance — 1.8%

Premier Financial Corp.	187	3,301

Radian Group, Inc.	112	1,737

WSFS Financial Corp.	113	3,249

		8,287

Trading Companies & Distributors — 1.9%

Applied Industrial Technologies, Inc.	70	4,370

Rush Enterprises, Inc., Class A	42	1,752

SiteOne Landscape Supply, Inc. * (a)	25	2,853

		8,975

Water Utilities — 0.9%

American States Water Co.	24	1,902

Middlesex Water Co.	35	2,364

		4,266

Total Common Stocks (Cost $407,786)		455,744

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada) * ‡ (Cost $—)	51	—	(c)

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 10.9%

Investment Companies — 3.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (d) (e) (Cost $17,247)	17,239	17,254

Investment of Cash Collateral from Securities Loaned — 7.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (d) (e)	28,004	28,015

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (d) (e)	6,247	6,247

Total Investment of Cash Collateral from Securities Loaned (Cost $34,260)		34,262

Total Short-Term Investments (Cost $51,507)		51,516

Total Investments — 107.3% (Cost $459,293)		507,260
Liabilities in Excess of Other Assets — (7.3)%		(34,401)

NET ASSETS — 100.0%		472,859

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $33,465,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Aerospace & Defense — 0.8%

AAR Corp.	46	951

Aerojet Rocketdyne Holdings, Inc. *	5	202

Moog, Inc., Class A	5	257

Park Aerospace Corp.	47	527

Vectrus, Inc. *	21	1,013

		2,950

Air Freight & Logistics — 0.9%

Echo Global Logistics, Inc. *	10	221

Hub Group, Inc., Class A *	61	2,909

		3,130

Airlines — 0.3%

Hawaiian Holdings, Inc.	78	1,101

Auto Components — 1.2%

Adient plc *	85	1,401

American Axle & Manufacturing Holdings, Inc. *	55	420

Cooper Tire & Rubber Co.	29	790

Dana, Inc.	111	1,349

Goodyear Tire & Rubber Co. (The)	39	349

Modine Manufacturing Co. *	8	42

		4,351

Banks — 7.9%

Ameris Bancorp	16	367

Associated Banc-Corp.	24	327

Bancorp, Inc. (The) *	67	661

Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	66	1,602

Bar Harbor Bankshares	18	407

Business First Bancshares, Inc.	14	210

California Bancorp, Inc. *	4	64

Capital Bancorp, Inc. *	5	56

Capstar Financial Holdings, Inc.	12	138

Cathay General Bancorp	11	298

CB Financial Services, Inc.	3	61

Central Valley Community Bancorp	4	68

Citizens Holding Co.	3	65

Community Trust Bancorp, Inc.	2	62

ConnectOne Bancorp, Inc.	110	1,765

Customers Bancorp, Inc. *	50	604

Enterprise Financial Services Corp.	2	65

Financial Institutions, Inc.	26	477

First BanCorp (Puerto Rico)	251	1,401

First Bank	6	41

First Business Financial Services, Inc.	6	106

First Choice Bancorp	2	31

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

First Community Bankshares, Inc.	5	109

First Hawaiian, Inc.	12	203

First Horizon National Corp.	186	1,851

First Internet Bancorp	8	136

Great Southern Bancorp, Inc.	9	379

Hancock Whitney Corp.	34	719

Hanmi Financial Corp.	48	461

Hilltop Holdings, Inc.	38	708

IBERIABANK Corp.	22	999

Investar Holding Corp.	13	184

Investors Bancorp, Inc.	305	2,592

Macatawa Bank Corp.	13	102

Meridian Corp. *	4	65

Metropolitan Bank Holding Corp. *	5	167

Mid Penn Bancorp, Inc. (a)	4	81

Northeast Bank	6	99

OceanFirst Financial Corp.	116	2,049

PacWest Bancorp	34	678

Popular, Inc. (Puerto Rico)	43	1,610

RBB Bancorp	7	91

Select Bancorp, Inc. *	51	419

Shore Bancshares, Inc.	9	97

Sierra Bancorp	4	79

Signature Bank	4	380

Sterling Bancorp	36	421

Synovus Financial Corp.	32	651

Umpqua Holdings Corp.	111	1,179

United Community Banks, Inc.	25	502

Wintrust Financial Corp.	11	492

Zions Bancorp NA	43	1,459

		27,838

Biotechnology — 8.8%

Aduro Biotech, Inc. *	248	572

Akebia Therapeutics, Inc. *	46	623

Alector, Inc. *	39	941

Allogene Therapeutics, Inc. *	37	1,584

Amicus Therapeutics, Inc. *	77	1,166

AnaptysBio, Inc. *	66	1,471

Arrowhead Pharmaceuticals, Inc. * (a)	41	1,758

Assembly Biosciences, Inc. *	35	821

Atara Biotherapeutics, Inc. *	7	101

Bluebird Bio, Inc. *	6	337

Blueprint Medicines Corp. *	16	1,279

Bridgebio Pharma, Inc. * (a)	19	634

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

Catalyst Pharmaceuticals, Inc. *	162	749

Coherus Biosciences, Inc. * (a)	50	890

Concert Pharmaceuticals, Inc. * (a)	25	253

Dicerna Pharmaceuticals, Inc. * (a)	58	1,466

Esperion Therapeutics, Inc. * (a)	19	983

FibroGen, Inc. *	16	667

Gritstone Oncology, Inc. *	11	74

Heron Therapeutics, Inc. * (a)	82	1,205

Homology Medicines, Inc. *	30	454

Immunomedics, Inc. *	64	2,258

Insmed, Inc. * (a)	35	967

Jounce Therapeutics, Inc. *	31	216

Kura Oncology, Inc. *	5	79

MeiraGTx Holdings plc * (a)	27	336

Mustang Bio, Inc. *	466	1,483

Principia Biopharma, Inc. *	1	78

Radius Health, Inc. *	4	57

REVOLUTION Medicines, Inc. *	12	366

Rhythm Pharmaceuticals, Inc. *	20	439

Sage Therapeutics, Inc. *	16	682

Sarepta Therapeutics, Inc. *	7	1,170

Sutro Biopharma, Inc. * (a)	9	72

Syros Pharmaceuticals, Inc. *	189	2,015

TCR2 Therapeutics, Inc. * (a)	19	288

Viela Bio, Inc. * (a)	24	1,027

Vir Biotechnology, Inc. * (a)	26	1,053

Xencor, Inc. *	15	481

Y-mAbs Therapeutics, Inc. *	3	126

		31,221

Building Products — 1.1%

Builders FirstSource, Inc. *	35	717

Caesarstone Ltd.	45	537

Cornerstone Building Brands, Inc. *	34	207

JELD-WEN Holding, Inc. *	12	190

Masonite International Corp. *	14	1,073

PGT Innovations, Inc. *	10	160

Quanex Building Products Corp.	34	476

UFP Industries, Inc.	7	323

		3,683

Capital Markets — 1.7%

Blucora, Inc. *	58	660

Cowen, Inc., Class A (a)	79	1,273

Federated Hermes, Inc., Class B	70	1,656

Focus Financial Partners, Inc., Class A *	5	175

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Houlihan Lokey, Inc.	9	477

Piper Sandler Cos.	4	231

Stifel Financial Corp.	19	887

Virtus Investment Partners, Inc.	6	709

		6,068

Chemicals — 1.7%

FutureFuel Corp.	25	305

Koppers Holdings, Inc. *	54	1,019

Kraton Corp. *	29	509

Minerals Technologies, Inc.	10	479

Orion Engineered Carbons SA (Luxembourg)	70	740

PolyOne Corp.	51	1,343

Trinseo SA	33	726

Tronox Holdings plc, Class A (a)	105	758

		5,879

Commercial Services & Supplies — 2.4%

ABM Industries, Inc.	34	1,227

ACCO Brands Corp.	183	1,298

Brink’s Co. (The)	13	610

Herman Miller, Inc.	23	539

HNI Corp.	42	1,283

KAR Auction Services, Inc.	23	315

Kimball International, Inc., Class B	68	791

Knoll, Inc.	84	1,022

Quad/Graphics, Inc.	91	297

Steelcase, Inc., Class A	82	993

		8,375

Communications Equipment — 0.8%

Cambium Networks Corp. *	93	682

Ciena Corp. *	9	460

Extreme Networks, Inc. *	203	881

KVH Industries, Inc. *	42	373

PCTEL, Inc. *	53	352

		2,748

Construction & Engineering — 3.1%

Argan, Inc.	66	3,114

Comfort Systems USA, Inc.	19	779

EMCOR Group, Inc.	22	1,443

Great Lakes Dredge & Dock Corp. *	109	1,009

MasTec, Inc. *	50	2,231

Primoris Services Corp.	50	892

Sterling Construction Co., Inc. *	68	712

Tutor Perini Corp. *	46	557

		10,737

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Construction Materials — 0.2%

US Concrete, Inc. * (a)	25	625

Consumer Finance — 0.4%

Enova International, Inc. *	16	244

Nelnet, Inc., Class A	14	688

Oportun Financial Corp. * (a)	25	341

		1,273

Containers & Packaging — 0.2%

Myers Industries, Inc.	17	249

O-I Glass, Inc.	32	288

		537

Distributors — 0.4%

Core-Mark Holding Co., Inc.	52	1,300

Diversified Consumer Services — 0.7%

American Public Education, Inc. *	11	329

Houghton Mifflin Harcourt Co. *	689	1,247

Strategic Education, Inc. (a)	3	507

WW International, Inc. *	15	383

		2,466

Diversified Telecommunication Services — 0.9%

ATN International, Inc.	4	260

IDT Corp., Class B *	174	1,135

Liberty Latin America Ltd., Class A (Chile) *	76	739

Liberty Latin America Ltd., Class C (Chile) *	37	352

Ooma, Inc. * (a)	43	711

		3,197

Electric Utilities — 0.8%

Genie Energy Ltd., Class B	10	73

IDACORP, Inc.	8	695

Portland General Electric Co.	32	1,338

Spark Energy, Inc., Class A (a)	119	845

		2,951

Electrical Equipment — 0.7%

Atkore International Group, Inc. *	76	2,087

Powell Industries, Inc.	7	200

		2,287

Electronic Equipment, Instruments & Components — 2.9%

Benchmark Electronics, Inc.	60	1,288

Fabrinet (Thailand) *	11	707

Itron, Inc. * (a)	6	378

Kimball Electronics, Inc. *	9	121

Methode Electronics, Inc.	66	2,074

INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued

Sanmina Corp. *	115	2,876

ScanSource, Inc. *	35	841

Vishay Intertechnology, Inc. (a)	59	899

Vishay Precision Group, Inc. *	41	1,003

		10,187

Energy Equipment & Services — 0.4%

NexTier Oilfield Solutions, Inc. *	86	209

Select Energy Services, Inc., Class A *	162	797

Solaris Oilfield Infrastructure, Inc., Class A (a)	70	517

		1,523

Entertainment — 0.1%

Cinemark Holdings, Inc.	26	296

Equity Real Estate Investment Trusts (REITs) — 6.0%

Acadia Realty Trust	17	214

Alexander & Baldwin, Inc.	11	137

Alexander’s, Inc.	1	265

American Assets Trust, Inc.	9	245

American Finance Trust, Inc.	50	398

Armada Hoffler Properties, Inc.	97	962

BRT Apartments Corp.	7	76

CatchMark Timber Trust, Inc., Class A	66	584

Chatham Lodging Trust	13	79

City Office REIT, Inc.	102	1,021

Columbia Property Trust, Inc.	23	297

Community Healthcare Trust, Inc.	3	139

CorEnergy Infrastructure Trust, Inc. (a)	10	87

CorePoint Lodging, Inc.	9	37

Cousins Properties, Inc.	26	763

DiamondRock Hospitality Co.	80	441

EastGroup Properties, Inc.	2	225

Essential Properties Realty Trust, Inc. (a)	15	220

First Industrial Realty Trust, Inc.	45	1,730

Getty Realty Corp.	5	151

Gladstone Commercial Corp.	47	878

Global Medical REIT, Inc.	6	68

Global Net Lease, Inc.	103	1,723

Highwoods Properties, Inc.	4	147

Hudson Pacific Properties, Inc.	15	374

Investors Real Estate Trust	2	134

Monmouth Real Estate Investment Corp.	43	617

New Senior Investment Group, Inc.	67	244

One Liberty Properties, Inc.	3	49

Physicians Realty Trust	38	671

PotlatchDeltic Corp.	26	985

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Retail Properties of America, Inc., Class A	127	929

Retail Value, Inc.	16	193

Rexford Industrial Realty, Inc.	7	289

Ryman Hospitality Properties, Inc.	1	38

Sabra Health Care REIT, Inc.	22	320

STAG Industrial, Inc. (a)	90	2,644

Sunstone Hotel Investors, Inc.	139	1,131

Urban Edge Properties	37	433

Xenia Hotels & Resorts, Inc.	123	1,144

		21,082

Food & Staples Retailing — 1.4%

BJ’s Wholesale Club Holdings, Inc. *	23	857

Performance Food Group Co. *	53	1,536

PriceSmart, Inc.	28	1,689

Rite Aid Corp. * (a)	39	672

		4,754

Food Products — 0.6%

Sanderson Farms, Inc.	17	1,918

TreeHouse Foods, Inc. *	4	160

		2,078

Gas Utilities — 1.0%

Chesapeake Utilities Corp.	8	697

New Jersey Resources Corp.	16	534

Southwest Gas Holdings, Inc.	18	1,233

Spire, Inc.	14	907

		3,371

Health Care Equipment & Supplies — 3.3%

Accuray, Inc. * (a)	254	516

Alphatec Holdings, Inc. * (a)	102	478

Apyx Medical Corp. *	105	581

Axogen, Inc. *	32	293

CONMED Corp. (a)	5	351

Cutera, Inc. *	75	916

Inogen, Inc. * (a)	16	561

Integer Holdings Corp. *	6	431

Invacare Corp.	116	739

Natus Medical, Inc. *	36	792

NuVasive, Inc. *	16	896

OraSure Technologies, Inc. *	62	725

Orthofix Medical, Inc. *	64	2,062

SI-BONE, Inc. *	49	775

Sientra, Inc. * (a)	71	275

Utah Medical Products, Inc.	6	496

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued

ViewRay, Inc. * (a)	280	628

		11,515

Health Care Providers & Services — 4.4%

American Renal Associates Holdings, Inc. * (a)	69	451

AMN Healthcare Services, Inc. *	45	2,031

Apollo Medical Holdings, Inc. *	10	170

Cross Country Healthcare, Inc. *	122	750

Hanger, Inc. *	36	596

Magellan Health, Inc. *	50	3,614

MEDNAX, Inc. * (a)	96	1,648

National HealthCare Corp.	18	1,155

Owens & Minor, Inc. (a)	156	1,191

Select Medical Holdings Corp. *	93	1,374

Surgery Partners, Inc. *	114	1,324

Tenet Healthcare Corp. *	67	1,219

		15,523

Health Care Technology — 0.3%

NextGen Healthcare, Inc. *	57	622

Omnicell, Inc. *	5	367

		989

Hotels, Restaurants & Leisure — 1.0%

Bloomin’ Brands, Inc. (a)	68	729

Boyd Gaming Corp.	12	253

Brinker International, Inc.	22	538

Dine Brands Global, Inc. (a)	15	648

International Game Technology plc	73	650

Penn National Gaming, Inc. * (a)	21	631

		3,449

Household Durables — 2.7%

Cavco Industries, Inc. *	2	424

Hamilton Beach Brands Holding Co., Class A	5	59

Helen of Troy Ltd. *	7	1,298

KB Home	45	1,377

Lifetime Brands, Inc.	12	81

Meritage Homes Corp. *	32	2,429

Sonos, Inc. *	128	1,865

Taylor Morrison Home Corp. *	25	484

Universal Electronics, Inc. *	28	1,297

		9,314

Household Products — 0.2%

Central Garden & Pet Co. *	10	360

Central Garden & Pet Co., Class A *	14	465

		825

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Independent Power and Renewable Electricity Producers — 1.3%

Atlantic Power Corp. *	65	130

Clearway Energy, Inc.	63	1,329

Clearway Energy, Inc., Class C	57	1,308

TerraForm Power, Inc., Class A	82	1,518

Vistra Energy Corp.	13	251

		4,536

Insurance — 1.0%

Ambac Financial Group, Inc. *	20	292

American Equity Investment Life Holding Co.	25	623

Argo Group International Holdings Ltd.	6	199

CNO Financial Group, Inc.	40	626

FedNat Holding Co.	45	498

National General Holdings Corp.	22	474

ProSight Global, Inc. *	28	251

Selective Insurance Group, Inc.	5	289

Stewart Information Services Corp.	2	68

Third Point Reinsurance Ltd. (Bermuda) *	13	100

United Insurance Holdings Corp.	8	63

Watford Holdings Ltd. (Bermuda) *	4	65

		3,548

Interactive Media & Services — 0.4%

Cars.com, Inc. *	126	725

Yelp, Inc. *	25	578

		1,303

Internet & Direct Marketing Retail — 0.3%

Groupon, Inc. * (a)	24	431

Quotient Technology, Inc. *	88	647

		1,078

IT Services — 2.0%

KBR, Inc.	92	2,073

NIC, Inc.	36	827

Perspecta, Inc.	14	330

Science Applications International Corp.	19	1,468

StarTek, Inc. *	209	1,063

Unisys Corp. * (a)	104	1,130

		6,891

Leisure Products — 0.3%

Acushnet Holdings Corp. (a)	31	1,078

Life Sciences Tools & Services — 0.5%

Adaptive Biotechnologies Corp. *	14	653

Personalis, Inc. *	72	935

		1,588

INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 1.3%

Altra Industrial Motion Corp.	12	392

Columbus McKinnon Corp.	27	899

Gencor Industries, Inc. *	8	101

Meritor, Inc. *	38	751

Mueller Industries, Inc.	11	292

Park-Ohio Holdings Corp.	6	92

Terex Corp.	95	1,790

TriMas Corp. *	14	326

		4,643

Marine — 0.2%

Costamare, Inc. (Monaco)	125	697

Media — 1.2%

AMC Networks, Inc., Class A * (a)	23	538

Fluent, Inc. *	99	177

Gray Television, Inc. *	54	749

Meredith Corp. (a)	58	850

Nexstar Media Group, Inc., Class A (a)	12	975

Sinclair Broadcast Group, Inc., Class A (a)	41	751

		4,040

Metals & Mining — 1.2%

Commercial Metals Co.	127	2,594

Ryerson Holding Corp. *	20	110

SunCoke Energy, Inc.	66	194

Warrior Met Coal, Inc. (a)	61	932

Worthington Industries, Inc.	12	459

		4,289

Mortgage Real Estate Investment Trusts (REITs) — 1.3%

Apollo Commercial Real Estate Finance, Inc.	57	560

ARMOUR Residential REIT, Inc.	11	102

Capstead Mortgage Corp.	38	207

Colony Credit Real Estate, Inc.	16	110

Dynex Capital, Inc. (a)	13	180

Ellington Financial, Inc.	3	35

Great Ajax Corp.	4	35

Ladder Capital Corp.	42	343

PennyMac Mortgage Investment Trust	98	1,719

Redwood Trust, Inc. (a)	129	905

TPG RE Finance Trust, Inc. (a)	13	108

Two Harbors Investment Corp.	19	97

		4,401

Multiline Retail — 0.4%

Big Lots, Inc.	20	852

Dillard’s, Inc., Class A (a)	9	235

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Multiline Retail — continued

Macy’s, Inc.	48	332

		1,419

Multi-Utilities — 0.2%

Black Hills Corp.	11	622

Oil, Gas & Consumable Fuels — 1.6%

Arch Resources, Inc. (a)	13	365

Berry Corp.	111	534

CVR Energy, Inc.	29	578

Delek US Holdings, Inc. (a)	62	1,079

Dorian LPG Ltd. *	55	426

Falcon Minerals Corp. (a)	44	142

Magnolia Oil & Gas Corp., Class A *	30	182

Par Pacific Holdings, Inc. * (a)	42	376

PDC Energy, Inc. *	13	165

Renewable Energy Group, Inc. * (a)	72	1,778

REX American Resources Corp. *	1	53

		5,678

Paper & Forest Products — 1.5%

Boise Cascade Co.	45	1,692

Louisiana-Pacific Corp.	28	726

PH Glatfelter Co.	9	144

Schweitzer-Mauduit International, Inc. (a)	72	2,414

Verso Corp., Class A	30	355

		5,331

Personal Products — 0.5%

Edgewell Personal Care Co. *	51	1,595

Pharmaceuticals — 3.4%

AMAG Pharmaceuticals, Inc. * (a)	9	72

Arvinas, Inc. * (a)	1	32

Cara Therapeutics, Inc. * (a)	22	384

Endo International plc *	379	1,300

Horizon Therapeutics plc *	56	3,125

Intersect ENT, Inc. *	73	991

Lannett Co., Inc. * (a)	232	1,684

Menlo Therapeutics, Inc. * (a)	70	121

NGM Biopharmaceuticals, Inc. * (a)	51	1,009

Phibro Animal Health Corp., Class A	14	355

Revance Therapeutics, Inc. *	7	163

TherapeuticsMD, Inc. * (a)	131	164

WaVe Life Sciences Ltd. * (a)	126	1,314

Zogenix, Inc. *	31	840

Zynerba Pharmaceuticals, Inc. * (a)	56	187

		11,741

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 2.5%

Barrett Business Services, Inc.	36	1,904

CBIZ, Inc. * (a)	46	1,100

Heidrick & Struggles International, Inc.	32	697

ICF International, Inc.	13	869

Insperity, Inc.	3	201

Kelly Services, Inc., Class A	16	260

Korn Ferry (a)	58	1,789

TriNet Group, Inc. *	22	1,328

TrueBlue, Inc. *	39	595

		8,743

Real Estate Management & Development — 0.5%

Jones Lang LaSalle, Inc.	2	230

Realogy Holdings Corp.	177	1,312

RMR Group, Inc. (The), Class A	5	141

		1,683

Road & Rail — 0.9%

ArcBest Corp.	116	3,081

Semiconductors & Semiconductor Equipment — 2.5%

Advanced Energy Industries, Inc. *	18	1,233

Alpha & Omega Semiconductor Ltd. *	66	721

GSI Technology, Inc. *	64	461

Ichor Holdings Ltd. *	29	781

NVE Corp.	7	427

Onto Innovation, Inc. * (a)	22	749

PDF Solutions, Inc. *	20	397

Photronics, Inc. *	164	1,820

Rambus, Inc. * (a)	16	242

SMART Global Holdings, Inc. * (a)	43	1,174

Ultra Clean Holdings, Inc. *	39	885

		8,890

Software — 4.1%

ACI Worldwide, Inc. *	6	172

American Software, Inc., Class A	39	618

Avaya Holdings Corp. * (a)	97	1,197

Cornerstone OnDemand, Inc. *	68	2,625

Domo, Inc., Class B *	27	875

eGain Corp. *	161	1,792

Envestnet, Inc. *	7	500

j2 Global, Inc. *	21	1,308

Majesco *	57	451

MicroStrategy, Inc., Class A *	11	1,283

Model N, Inc. *	7	254

Rimini Street, Inc. *	88	453

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Rosetta Stone, Inc. *	17	288

SVMK, Inc. *	23	543

Verint Systems, Inc. *	30	1,351

Zuora, Inc., Class A *	62	789

		14,499

Specialty Retail — 2.3%

Bed Bath & Beyond, Inc. (a)	70	745

Genesco, Inc. *	25	537

Guess?, Inc.	68	658

Hibbett Sports, Inc. * (a)	54	1,133

Office Depot, Inc.	387	910

Rent-A-Center, Inc.	84	2,333

Signet Jewelers Ltd. (a)	13	136

Zumiez, Inc. *	55	1,514

		7,966

Technology Hardware, Storage & Peripherals — 0.2%

Diebold Nixdorf, Inc. * (a)	123	743

Textiles, Apparel & Luxury Goods — 1.4%

Deckers Outdoor Corp. *	21	4,065

Wolverine World Wide, Inc.	32	769

		4,834

Thrifts & Mortgage Finance — 3.7%

ESSA Bancorp, Inc.	4	49

Essent Group Ltd.	62	2,262

Flagstar Bancorp, Inc.	64	1,871

FS Bancorp, Inc.	2	86

HomeStreet, Inc.	13	330

Luther Burbank Corp.	17	174

MGIC Investment Corp.	92	753

MMA Capital Holdings, Inc. *	2	51

Mr Cooper Group, Inc. *	137	1,702

NMI Holdings, Inc., Class A *	22	354

OP Bancorp	19	132

PennyMac Financial Services, Inc.	19	804

Provident Bancorp, Inc.	36	286

Provident Financial Services, Inc.	111	1,600

Radian Group, Inc.	76	1,171

Standard AVB Financial Corp.	3	65

Walker & Dunlop, Inc.	26	1,328

		13,018

Tobacco — 0.1%

Vector Group Ltd.	44	442

INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — 1.3%

Beacon Roofing Supply, Inc. *	25	651

BMC Stock Holdings, Inc. *	81	2,042

GMS, Inc. *	58	1,424

Triton International Ltd. (Bermuda)	10	290

Veritiv Corp. * (a)	18	302

		4,709

Water Utilities — 0.0% (b)

Consolidated Water Co. Ltd. (Cayman Islands)	3	48

Wireless Telecommunication Services — 0.2%

Spok Holdings, Inc.	68	633

Total Common Stocks (Cost $326,363)		341,390

Short-Term Investments — 9.7%

Investment Companies — 2.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d)(Cost $9,176)	9,169	9,177

Investment of Cash Collateral from Securities Loaned — 7.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	20,998	21,006

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	3,876	3,876

Total Investment of Cash Collateral from Securities Loaned (Cost $24,876)		24,882

Total Short-Term Investments (Cost $34,052)		34,059

Total Investments — 107.3% (Cost $360,415)		375,449
Liabilities in Excess of Other Assets — (7.3)%		(25,588)

NET ASSETS — 100.0%		349,861

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $23,895,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
Russell 2000 E-Mini Index	63	09/2020	USD	4,524	94

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 94.8%

Auto Components — 1.6%

LCI Industries (a)	920	105,785

Automobiles — 0.9%

Thor Industries, Inc. (a)	574	61,183

Banks — 8.2%

BankUnited, Inc.	2,554	51,714

Commerce Bancshares, Inc. (a)	1,244	74,003

Cullen/Frost Bankers, Inc. (a)	666	49,790

First Financial Bancorp	2,778	38,590

First Hawaiian, Inc.	3,288	56,687

First Horizon National Corp. (a)	5,131	51,105

IBERIABANK Corp.	750	34,139

Signature Bank	533	56,997

Western Alliance Bancorp	1,835	69,483

Wintrust Financial Corp. (a)	1,227	53,508

		536,016

Beverages — 0.9%

Primo Water Corp. (a)	4,181	57,495

Building Products — 1.0%

Fortune Brands Home & Security, Inc.	1,057	67,555

Capital Markets — 5.9%

Assetmark Financial Holdings, Inc. * (a)	811	22,130

Eaton Vance Corp.	1,333	51,463

FactSet Research Systems, Inc. (a)	184	60,313

Focus Financial Partners, Inc., Class A *	1,925	63,636

Lazard Ltd., Class A	2,157	61,747

Moelis & Co., Class A (a)	1,875	58,439

Morningstar, Inc.	513	72,323

		390,051

Chemicals — 2.9%

GCP Applied Technologies, Inc. *	2,632	48,896

PQ Group Holdings, Inc. *	3,534	46,791

Quaker Chemical Corp. (a)	520	96,490

		192,177

Commercial Services & Supplies — 3.7%

Brady Corp., Class A	1,502	70,340

BrightView Holdings, Inc. * (a)	152	1,702

Casella Waste Systems, Inc., Class A *	31	1,616

IAA, Inc. * (a)	1,889	72,875

KAR Auction Services, Inc.	500	6,875

MSA Safety, Inc. (a)	813	93,017

		246,425

INVESTMENTS	SHARES (000)	VALUE ($000)

Construction & Engineering — 0.9%

WillScot Corp. * (a)	5,043	61,983

Containers & Packaging — 3.4%

AptarGroup, Inc.	1,437	160,870

Crown Holdings, Inc. *	978	63,679

		224,549

Distributors — 2.8%

Pool Corp. (a)	691	187,958

Diversified Consumer Services — 0.7%

Bright Horizons Family Solutions, Inc. *	394	46,126

Electric Utilities — 1.1%

Portland General Electric Co.	1,751	73,200

Electrical Equipment — 1.2%

Generac Holdings, Inc. *	631	76,932

Electronic Equipment, Instruments & Components — 1.1%

nLight, Inc. * (a)	2,119	47,158

Novanta, Inc. *	260	27,770

		74,928

Equity Real Estate Investment Trusts (REITs) — 5.1%

American Campus Communities, Inc. (a)	581	20,304

CubeSmart	2,962	79,936

EastGroup Properties, Inc.	853	101,183

National Retail Properties, Inc.	2,016	71,522

Outfront Media, Inc.	2,365	33,515

RLJ Lodging Trust	1,078	10,172

Ryman Hospitality Properties, Inc.	500	17,300

		333,932

Food & Staples Retailing — 4.0%

BJ’s Wholesale Club Holdings, Inc. * (a)	3,033	113,051

Casey’s General Stores, Inc.	307	45,860

Performance Food Group Co. * (a)	3,573	104,110

		263,021

Health Care Equipment & Supplies — 3.3%

Envista Holdings Corp. * (a)	1,552	32,734

ICU Medical, Inc. * (a)	380	69,972

West Pharmaceutical Services, Inc.	507	115,098

		217,804

Health Care Providers & Services — 5.6%

Chemed Corp.	100	45,278

Encompass Health Corp. (a)	1,676	103,795

HealthEquity, Inc. * (a)	823	48,264

Molina Healthcare, Inc. *	663	117,982

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Providers & Services — continued

Premier, Inc., Class A * (a)	1,635	56,039

		371,358

Health Care Technology — 0.2%

HMS Holdings Corp. *	432	13,979

Hotels, Restaurants & Leisure — 2.1%

Dunkin’ Brands Group, Inc.	524	34,151

Monarch Casino & Resort, Inc. * (a)	509	17,364

Planet Fitness, Inc., Class A * (a)	671	40,665

Wendy’s Co. (The)	2,270	49,438

		141,618

Insurance — 3.2%

Kinsale Capital Group, Inc. (a)	633	98,174

RLI Corp. (a)	1,168	95,893

Selectquote, Inc. *	564	14,282

		208,349

IT Services — 1.0%

WEX, Inc. * (a)	409	67,512

Leisure Products — 2.5%

Acushnet Holdings Corp. (a)	1,675	58,290

Brunswick Corp.	1,646	105,346

		163,636

Life Sciences Tools & Services — 1.1%

Syneos Health, Inc. * (a)	1,219	71,003

Machinery — 9.4%

Altra Industrial Motion Corp. (a)	1,740	55,449

Douglas Dynamics, Inc.	996	34,975

Gates Industrial Corp. plc * (a)	3,260	33,510

Lincoln Electric Holdings, Inc. (a)	1,205	101,545

Nordson Corp.	266	50,470

RBC Bearings, Inc. *	672	90,138

Toro Co. (The)	2,348	155,754

Welbilt, Inc. *	3,055	18,604

Woodward, Inc. (a)	969	75,156

		615,601

Media — 0.2%

EW Scripps Co. (The), Class A (a)	1,452	12,702

Multi-Utilities — 1.2%

NorthWestern Corp.	1,401	76,402

Pharmaceuticals — 2.7%

Catalent, Inc. *	2,057	150,807

Prestige Consumer Healthcare, Inc. * (a)	692	26,002

		176,809

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 1.0%

CoreLogic, Inc. (a)	1,004	67,516

Real Estate Management & Development — 0.9%

Cushman & Wakefield plc * (a)	4,819	60,046

Road & Rail — 2.0%

Knight-Swift Transportation Holdings, Inc. (a)	1,605	66,932

Landstar System, Inc. (a)	576	64,647

		131,579

Semiconductors & Semiconductor Equipment — 3.2%

Cabot Microelectronics Corp.	702	97,955

Monolithic Power Systems, Inc.	164	38,981

Power Integrations, Inc.	601	71,037

		207,973

Software — 7.7%

Aspen Technology, Inc. * (a)	743	76,934

Bill.Com Holdings, Inc. *	640	57,745

Envestnet, Inc. *	735	54,053

Guidewire Software, Inc. * (a)	659	73,002

Medallia, Inc. * (a)	1,594	40,232

Q2 Holdings, Inc. * (a)	1,084	93,033

RealPage, Inc. * (a)	733	47,637

Tyler Technologies, Inc. *	189	65,550

		508,186

Specialty Retail — 0.4%

National Vision Holdings, Inc. *	921	28,099

Textiles, Apparel & Luxury Goods — 0.7%

Carter’s, Inc.	607	49,019

Trading Companies & Distributors — 1.0%

Applied Industrial Technologies, Inc. (a)	1,016	63,402

Total Common Stocks (Cost $4,549,256)		6,251,909

Exchange-Traded Funds — 0.7%

U.S. Equity — 0.7%

iShares Russell 2000 ETF (a) (Cost $48,119)	338	48,342

Short-Term Investments — 8.5%

Investment Companies — 4.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $276,293)	276,154	276,403

Investment of Cash Collateral from Securities Loaned — 4.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	252,994	253,095

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued

Investment of Cash Collateral from Securities Loaned — continued

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	32,048	32,048

Total Investment of Cash Collateral from Securities Loaned (cost $285,143)		285,143

Total Short-Term Investments (Cost $561,436)		561,546

Total Investments — 104.0% (Cost $5,158,811)		6,861,797
Liabilities in Excess of Other Assets — (4.0)%		(266,311)

NET ASSETS — 100.0%		6,595,486

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $281,563,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.3%

Auto Components — 1.0%

Fox Factory Holding Corp. * (a)	494	40,826

Automobiles — 1.2%

Winnebago Industries, Inc. (a)	705	46,937

Banks — 1.0%

First Financial Bankshares, Inc.	891	25,744

Signature Bank	144	15,368

		41,112

Biotechnology — 19.0%

ACADIA Pharmaceuticals, Inc. * (a)	601	29,126

ADC Therapeutics SA (Switzerland) * (a)	740	34,624

Alector, Inc. * (a)	586	14,327

Allogene Therapeutics, Inc. * (a)	381	16,325

Amicus Therapeutics, Inc. *	3,173	47,855

Atara Biotherapeutics, Inc. *	1,791	26,092

Avrobio, Inc. * (a)	1,220	21,298

Biohaven Pharmaceutical Holding Co. Ltd. * (a)	653	47,754

Blueprint Medicines Corp. *	492	38,373

Bridgebio Pharma, Inc. * (a)	557	18,166

Coherus Biosciences, Inc. * (a)	1,973	35,229

FibroGen, Inc. * (a)	792	32,109

G1 Therapeutics, Inc. *	942	22,844

Generation Bio Co. *	303	6,364

Global Blood Therapeutics, Inc. * (a)	362	22,856

Halozyme Therapeutics, Inc. *	2,113	56,637

Heron Therapeutics, Inc. * (a)	1,598	23,507

Homology Medicines, Inc. *	1,052	15,985

Immunomedics, Inc. * (a)	459	16,261

Intercept Pharmaceuticals, Inc. * (a)	364	17,447

Natera, Inc. *	1,298	64,699

Orchard Therapeutics plc, ADR (United Kingdom) *	808	4,851

REGENXBIO, Inc. * (a)	549	20,214

REVOLUTION Medicines, Inc. * (a)	446	14,069

Rubius Therapeutics, Inc. * (a)	1,266	7,568

Sage Therapeutics, Inc. * (a)	471	19,582

Twist Bioscience Corp. * (a)	1,158	52,453

Viela Bio, Inc. * (a)	525	22,737

		749,352

Building Products — 5.0%

Advanced Drainage Systems, Inc.	1,272	62,838

AZEK Co., Inc. (The) *	488	15,563

Fortune Brands Home & Security, Inc.	324	20,706

Simpson Manufacturing Co., Inc. (a)	616	51,927

Trex Co., Inc. * (a)	359	46,708

		197,742

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — 1.4%

Evercore, Inc., Class A	545	32,087

Focus Financial Partners, Inc., Class A *	766	25,325

		57,412

Commercial Services & Supplies — 1.6%

Brink’s Co. (The)	473	21,508

MSA Safety, Inc.	371	42,461

		63,969

Communications Equipment — 0.9%

Ciena Corp. *	639	34,595

Distributors — 1.1%

Pool Corp.	162	44,072

Diversified Consumer Services — 0.6%

Bright Horizons Family Solutions, Inc.*	170	19,982

OneSpaWorld Holdings Ltd. (Bahamas) (a)	825	3,937

		23,919

Diversified Telecommunication Services — 0.8%

Bandwidth, Inc., Class A * (a)	257	32,587

Electrical Equipment — 1.1%

Generac Holdings, Inc. *	342	41,645

Electronic Equipment, Instruments & Components — 0.8%

Littelfuse, Inc.	178	30,394

Equity Real Estate Investment Trusts (REITs) — 2.3%

CubeSmart	701	18,925

EastGroup Properties, Inc.	237	28,152

National Health Investors, Inc.	279	16,941

Terreno Realty Corp. (a)	525	27,653

		91,671

Food & Staples Retailing — 2.0%

Grocery Outlet Holding Corp. * (a)	941	38,404

Performance Food Group Co. * (a)	1,367	39,831

		78,235

Food Products — 1.4%

Freshpet, Inc. *	643	53,815

Health Care Equipment & Supplies — 3.3%

iRhythm Technologies, Inc. * (a)	384	44,448

Nevro Corp. * (a)	413	49,345

Shockwave Medical, Inc. *	738	34,938

		128,731

Health Care Providers & Services — 1.7%

Acadia Healthcare Co., Inc. * (a)	835	20,975

Amedisys, Inc. *	242	48,006

		68,981

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Technology — 0.3%

Evolent Health, Inc., Class A * (a)	1,797	12,792

Hotels, Restaurants & Leisure — 3.0%

Boyd Gaming Corp.	1,565	32,714

Planet Fitness, Inc., Class A *	552	33,429

Texas Roadhouse, Inc. (a)	1,023	53,801

		119,944

Household Durables — 1.6%

Helen of Troy Ltd. *	197	37,209

TRI Pointe Group, Inc. *	1,785	26,225

		63,434

Industrial Conglomerates — 0.5%

Carlisle Cos., Inc.	182	21,736

Insurance — 1.2%

eHealth, Inc. * (a)	289	28,407

Selectquote, Inc. *	777	19,674

		48,081

Internet & Direct Marketing Retail — 1.1%

Farfetch Ltd., Class A (United Kingdom) * (a)	1,472	25,421

RealReal, Inc. (The) * (a)	1,404	17,961

		43,382

IT Services — 1.8%

I3 Verticals, Inc., Class A * (a)	751	22,708

ManTech International Corp., Class A	685	46,883

		69,591

Life Sciences Tools & Services — 0.9%

10X Genomics, Inc., Class A *	158	14,073

Adaptive Biotechnologies Corp. * (a)	228	11,041

Personalis, Inc. *	828	10,733

		35,847

Machinery — 3.0%

Graco, Inc.	599	28,743

ITT, Inc.	590	34,672

John Bean Technologies Corp.	662	56,943

		120,358

Marine — 0.4%

Kirby Corp. *	264	14,122

Media — 1.3%

New York Times Co. (The), Class A (a)	1,253	52,663

Multiline Retail — 1.1%

Ollie’s Bargain Outlet Holdings, Inc. * (a)	429	41,891

INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 3.6%

Arvinas, Inc. * (a)	244	8,167

Horizon Therapeutics plc * (a)	986	54,793

MyoKardia, Inc. *	108	10,453

Revance Therapeutics, Inc. * (a)	1,662	40,583

TherapeuticsMD, Inc. *	5,698	7,122

Tricida, Inc. * (a)	774	21,259

		142,377

Professional Services — 0.7%

FTI Consulting, Inc. *	254	29,091

Road & Rail — 1.3%

Saia, Inc. * (a)	446	49,560

Semiconductors & Semiconductor Equipment — 8.5%

Cree, Inc. * (a)	488	28,867

Enphase Energy, Inc. *	765	36,402

Entegris, Inc. (a)	879	51,915

Inphi Corp. *	581	68,308

MKS Instruments, Inc. (a)	481	54,469

Monolithic Power Systems, Inc.	134	31,680

Semtech Corp. * (a)	698	36,424

SolarEdge Technologies, Inc. * (a)	200	27,720

		335,785

Software — 13.4%

Anaplan, Inc. *	741	33,566

Avalara, Inc. * (a)	286	38,038

Bill.Com Holdings, Inc. * (a)	332	29,949

Blackline, Inc. * (a)	389	32,281

CyberArk Software Ltd. *	322	31,943

Dynatrace, Inc. *	365	14,839

Elastic NV * (a)	509	46,944

Envestnet, Inc. *	736	54,109

Everbridge, Inc. * (a)	237	32,777

Globant SA (Argentina) * (a)	229	34,277

HubSpot, Inc. *	231	51,848

Medallia, Inc. * (a)	847	21,375

Proofpoint, Inc.*	273	30,366

Smartsheet, Inc., Class A * (a)	889	45,266

Zendesk, Inc. * (a)	349	30,857

		528,435

Specialty Retail — 4.5%

Aaron’s, Inc.	261	11,842

Floor & Decor Holdings, Inc., Class A *	424	24,446

Hudson Ltd., Class A *	2,182	10,628

Lithia Motors, Inc., Class A (a)	373	56,465

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Specialty Retail — continued

National Vision Holdings, Inc. *	1,892	57,742

Vroom, Inc. *	354	18,468

		179,591

Trading Companies & Distributors — 2.9%

Applied Industrial Technologies, Inc.	489	30,494

Rush Enterprises, Inc., Class A	784	32,491

SiteOne Landscape Supply, Inc. * (a)	464	52,922

		115,907

Total Common Stocks (Cost $2,885,532)		3,850,582

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Clementia Pharmaceuticals, Inc. (Canada) * ‡ (Cost $ — )	927	—	(c)

	SHARES (000)
Short-Term Investments — 11.1%

Investment Companies — 3.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (d) (e) (Cost $123,393)	123,317	123,428

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 8.0%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (d) (e)	283,992	284,105

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (d) (e)	32,903	32,903

Total Investment of Cash Collateral from Securities Loaned (cost $317,005)		317,008

Total Short-Term Investments (Cost $440,398)		440,436

Total Investments — 108.4% (Cost $3,325,930)		4,291,018
Liabilities in Excess of Other Assets — (8.4)%		(330,865)

NET ASSETS — 100.0%		3,960,153

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $305,026,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Amount rounds to less than one thousand.
(d)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(e)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.1%

Aerospace & Defense — 0.6%

AAR Corp.	70	1,449

Maxar Technologies, Inc. (a)	142	2,545

Moog, Inc., Class A	27	1,446

		5,440

Air Freight & Logistics — 1.1%

Echo Global Logistics, Inc. *	261	5,639

Hub Group, Inc., Class A *	99	4,757

		10,396

Airlines — 0.4%

Hawaiian Holdings, Inc.	108	1,514

SkyWest, Inc.	57	1,862

		3,376

Auto Components — 1.4%

Adient plc *	188	3,085

American Axle & Manufacturing Holdings, Inc. *	62	474

Cooper Tire & Rubber Co.	62	1,709

Cooper-Standard Holdings, Inc. * (a)	6	73

Gentherm, Inc. *	90	3,481

Goodyear Tire & Rubber Co. (The)	320	2,862

Stoneridge, Inc. *	82	1,686

		13,370

Banks — 16.4%

1st Source Corp.	76	2,718

American National Bankshares, Inc.	5	113

Atlantic Capital Bancshares, Inc. *	54	658

Atlantic Union Bankshares Corp.	6	137

BancFirst Corp.	89	3,611

BancorpSouth Bank	55	1,251

BankFinancial Corp.	159	1,337

Bankwell Financial Group, Inc.	17	269

Banner Corp.	30	1,132

Brookline Bancorp, Inc.	164	1,651

Bryn Mawr Bank Corp.	22	603

Cadence BanCorp	326	2,890

Cathay General Bancorp	146	3,837

Central Pacific Financial Corp.	317	5,078

Central Valley Community Bancorp	17	265

Century Bancorp, Inc., Class A (a)	3	218

CIT Group, Inc.	230	4,768

Citizens & Northern Corp.	10	200

City Holding Co. (a)	45	2,959

Codorus Valley Bancorp, Inc.	12	163

Columbia Banking System, Inc.	141	3,982

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

Community Bank System, Inc.	89	5,092

Community Trust Bancorp, Inc.	86	2,829

Customers Bancorp, Inc. *	80	957

East West Bancorp, Inc.	9	317

Enterprise Financial Services Corp.	150	4,665

Equity Bancshares, Inc., Class A *	69	1,202

Farmers National Banc Corp.	78	927

Financial Institutions, Inc.	49	914

First Bancorp	22	539

First BanCorp (Puerto Rico)	857	4,788

First Citizens BancShares, Inc., Class A (a)	6	2,349

First Commonwealth Financial Corp.	682	5,644

First Community Bankshares, Inc. (a)	43	959

First Financial Corp.	15	538

First Hawaiian, Inc.	67	1,153

First Interstate BancSystem, Inc., Class A	25	770

First Midwest Bancorp, Inc.	129	1,725

First Northwest Bancorp	16	195

Flushing Financial Corp.	103	1,191

Glacier Bancorp, Inc. (a)	42	1,475

Great Southern Bancorp, Inc.	26	1,049

Great Western Bancorp, Inc.	275	3,780

Hancock Whitney Corp.	18	386

Hilltop Holdings, Inc.	170	3,129

Home BancShares, Inc.	272	4,185

HomeTrust Bancshares, Inc.	80	1,278

Hope Bancorp, Inc.	607	5,598

Independent Bank Corp.	39	576

Investors Bancorp, Inc.	688	5,851

Mackinac Financial Corp.	17	176

Mercantile Bank Corp.	14	307

OFG Bancorp (Puerto Rico)	74	985

Pacific Premier Bancorp, Inc.	72	1,552

People’s United Financial, Inc.	60	692

Preferred Bank (a)	12	531

Renasant Corp.	10	256

Republic Bancorp, Inc., Class A	14	451

S&T Bancorp, Inc.	16	380

Select Bancorp, Inc. *	152	1,240

South State Corp.	117	5,569

Tompkins Financial Corp.	16	1,030

TriState Capital Holdings, Inc. *	18	283

Trustmark Corp. (a)	366	8,965

UMB Financial Corp.	158	8,124

Umpqua Holdings Corp.	417	4,440

United Bankshares, Inc.	371	10,249

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Banks — continued

Valley National Bancorp	32	254

Washington Trust Bancorp, Inc.	27	874

Webster Financial Corp.	79	2,257

West BanCorp, Inc.	9	162

Westamerica BanCorp (a)	116	6,678

		157,356

Biotechnology — 2.5%

89bio, Inc. * (a)	95	1,897

Arcus Biosciences, Inc. * (a)	192	4,746

Enanta Pharmaceuticals, Inc. * (a)	20	1,019

Epizyme, Inc. *	136	2,189

Fate Therapeutics, Inc. * (a)	101	3,452

Five Prime Therapeutics, Inc. *	93	569

Iovance Biotherapeutics, Inc. * (a)	138	3,796

Myriad Genetics, Inc. *	57	641

Protagonist Therapeutics, Inc. *	330	5,832

		24,141

Building Products — 1.3%

Builders FirstSource, Inc. *	434	8,990

Caesarstone Ltd.	43	507

Masonite International Corp. *	6	482

Quanex Building Products Corp.	119	1,654

Resideo Technologies, Inc. *	23	265

UFP Industries, Inc.	9	446

		12,344

Capital Markets — 1.5%

Blucora, Inc. *	96	1,091

Cowen, Inc., Class A (a)	157	2,537

Donnelley Financial Solutions, Inc. * (a)	128	1,073

Oppenheimer Holdings, Inc., Class A	10	224

Piper Sandler Cos.	20	1,207

Stifel Financial Corp.	153	7,270

Virtus Investment Partners, Inc.	12	1,349

		14,751

Chemicals — 1.4%

FutureFuel Corp.	156	1,868

HB Fuller Co.	7	312

Koppers Holdings, Inc. *	34	646

Kraton Corp. *	64	1,097

Minerals Technologies, Inc.	87	4,070

PolyOne Corp.	80	2,098

Trinseo SA	104	2,302

Tronox Holdings plc, Class A (a)	122	883

		13,276

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 2.3%

ABM Industries, Inc.	232	8,429

ACCO Brands Corp.	796	5,654

Deluxe Corp. (a)	82	1,928

Ennis, Inc.	59	1,070

HNI Corp.	46	1,418

Pitney Bowes, Inc. (a)	156	405

Quad/Graphics, Inc.	473	1,537

Steelcase, Inc., Class A	154	1,860

		22,301

Communications Equipment — 0.9%

ADTRAN, Inc.	233	2,551

Cambium Networks Corp. *	99	726

Comtech Telecommunications Corp. (a)	25	424

Infinera Corp. * (a)	518	3,064

NetScout Systems, Inc. *	88	2,239

		9,004

Construction & Engineering — 3.8%

Aegion Corp. *	31	498

Arcosa, Inc.	124	5,224

Argan, Inc.	77	3,668

Dycom Industries, Inc. *	25	1,035

EMCOR Group, Inc. (a)	129	8,512

Fluor Corp.	96	1,160

MasTec, Inc. * (a)	115	5,169

MYR Group, Inc. *	123	3,909

Tutor Perini Corp. *	574	6,989

		36,164

Consumer Finance — 0.6%

EZCORP, Inc., Class A * (a)	147	928

Navient Corp.	309	2,172

Nelnet, Inc., Class A	64	3,064

		6,164

Containers & Packaging — 0.1%

Myers Industries, Inc.	39	562

Distributors — 0.4%

Core-Mark Holding Co., Inc. (a)	153	3,818

Diversified Consumer Services — 0.8%

American Public Education, Inc. *	75	2,229

Houghton Mifflin Harcourt Co. *	388	702

K12, Inc. * (a)	163	4,451

		7,382

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Diversified Financial Services — 0.1%

Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	79	903

Marlin Business Services Corp.	23	192

		1,095

Diversified Telecommunication Services — 0.7%

Consolidated Communications Holdings, Inc. * (a)	550	3,726

Liberty Latin America Ltd., Class A (Chile) * (a)	137	1,327

Liberty Latin America Ltd., Class C (Chile) *	178	1,677

		6,730

Electric Utilities — 0.9%

IDACORP, Inc.	11	961

Portland General Electric Co.	183	7,643

Spark Energy, Inc., Class A (a)	66	469

		9,073

Electrical Equipment — 0.3%

Bloom Energy Corp., Class A * (a)	10	106

LSI Industries, Inc.	41	268

Powell Industries, Inc.	105	2,873

		3,247

Electronic Equipment, Instruments & Components — 2.4%

Bel Fuse, Inc., Class B	167	1,796

Benchmark Electronics, Inc.	313	6,762

OSI Systems, Inc. * (a)	8	597

Sanmina Corp. *	145	3,621

ScanSource, Inc. *	253	6,083

TTM Technologies, Inc. * (a)	349	4,136

		22,995

Energy Equipment & Services — 1.1%

Bristow Group, Inc. *	20	274

Dril-Quip, Inc. * (a)	29	876

Matrix Service Co. *	404	3,922

NexTier Oilfield Solutions, Inc. * (a)	1,105	2,708

Patterson-UTI Energy, Inc.	67	232

SEACOR Holdings, Inc. *	82	2,331

Select Energy Services, Inc., Class A *	74	363

		10,706

Entertainment — 0.6%

Cinemark Holdings, Inc. (a)	175	2,020

Eros International plc (India) * (a)	1,068	3,374

		5,394

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — 9.1%

Acadia Realty Trust (a)	118	1,536

Agree Realty Corp. (a)	31	2,030

Alexander & Baldwin, Inc.	141	1,716

American Assets Trust, Inc.	163	4,524

American Finance Trust, Inc. (a)	122	971

City Office REIT, Inc.	125	1,260

CoreCivic, Inc.	55	519

CorEnergy Infrastructure Trust, Inc. (a)	29	264

CoreSite Realty Corp.	20	2,445

DiamondRock Hospitality Co.	772	4,271

Easterly Government Properties, Inc. (a)	165	3,822

Essential Properties Realty Trust, Inc.	64	947

First Industrial Realty Trust, Inc.	105	4,025

Franklin Street Properties Corp.	42	213

GEO Group, Inc. (The)	84	991

Getty Realty Corp.	145	4,314

Gladstone Commercial Corp.	162	3,034

Hersha Hospitality Trust	18	105

Highwoods Properties, Inc.	21	788

Kite Realty Group Trust	63	729

Lexington Realty Trust (a)	326	3,435

Mack-Cali Realty Corp.	188	2,875

Monmouth Real Estate Investment Corp.	16	227

New Senior Investment Group, Inc.	136	494

Pebblebrook Hotel Trust	75	1,024

Physicians Realty Trust	216	3,783

Piedmont Office Realty Trust, Inc., Class A	188	3,126

PotlatchDeltic Corp.	138	5,228

PS Business Parks, Inc.	17	2,224

Retail Opportunity Investments Corp.	261	2,957

Retail Properties of America, Inc., Class A (a)	179	1,310

RLJ Lodging Trust	154	1,452

Saul Centers, Inc.	8	271

Service Properties Trust	22	159

SITE Centers Corp.	174	1,412

STAG Industrial, Inc.	152	4,451

Summit Hotel Properties, Inc.	51	300

Sunstone Hotel Investors, Inc.	943	7,685

Terreno Realty Corp. (a)	27	1,400

UMH Properties, Inc.	25	318

Urban Edge Properties	58	687

Urstadt Biddle Properties, Inc., Class A	55	651

Xenia Hotels & Resorts, Inc.	275	2,567

		86,540

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food & Staples Retailing — 0.6%

Rite Aid Corp. * (a)	41	705

SpartanNash Co.	222	4,707

		5,412

Food Products — 1.0%

Darling Ingredients, Inc. *	75	1,844

Farmer Bros Co. *	105	768

Fresh Del Monte Produce, Inc.	126	3,092

Sanderson Farms, Inc. (a)	31	3,628

		9,332

Gas Utilities — 1.7%

Northwest Natural Holding Co.	22	1,227

ONE Gas, Inc. (a)	70	5,417

Southwest Gas Holdings, Inc.	106	7,334

Spire, Inc.	36	2,352

		16,330

Health Care Equipment & Supplies — 0.3%

Invacare Corp.	183	1,168

LivaNova plc *	20	953

Varex Imaging Corp. * (a)	80	1,206

		3,327

Health Care Providers & Services — 1.8%

Community Health Systems, Inc. * (a)	422	1,270

Cross Country Healthcare, Inc. *	268	1,648

Magellan Health, Inc. *	62	4,517

Owens & Minor, Inc. (a)	554	4,219

Patterson Cos., Inc. (a)	50	1,109

Tenet Healthcare Corp. *	134	2,427

Tivity Health, Inc. * (a)	187	2,120

		17,310

Health Care Technology — 0.8%

Allscripts Healthcare Solutions, Inc. * (a)	1,060	7,176

Computer Programs and Systems, Inc. (a)	22	495

		7,671

Hotels, Restaurants & Leisure — 0.6%

Boyd Gaming Corp.	61	1,281

Brinker International, Inc.	66	1,574

International Game Technology plc	99	884

Marriott Vacations Worldwide Corp.	23	1,908

		5,647

Household Durables — 2.2%

Helen of Troy Ltd. *	5	924

KB Home	79	2,418

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — continued

Meritage Homes Corp. *	44	3,357

Purple Innovation, Inc. *	233	4,192

Sonos, Inc. *	35	505

Taylor Morrison Home Corp. *	32	617

TRI Pointe Group, Inc. *	584	8,582

		20,595

Household Products — 0.3%

Central Garden & Pet Co., Class A *	75	2,517

Independent Power and Renewable Electricity Producers — 1.1%

Atlantic Power Corp. *	1,458	2,915

Clearway Energy, Inc.	182	3,817

Clearway Energy, Inc., Class C	181	4,183

		10,915

Insurance — 2.2%

Ambac Financial Group, Inc. *	118	1,683

American Equity Investment Life Holding Co.	221	5,456

AMERISAFE, Inc.	4	245

Argo Group International Holdings Ltd.	26	889

CNO Financial Group, Inc.	508	7,905

FedNat Holding Co.	16	176

Heritage Insurance Holdings, Inc.	71	923

Horace Mann Educators Corp.	8	309

MBIA, Inc. * (a)	174	1,262

National General Holdings Corp.	32	692

ProSight Global, Inc. *	31	279

Third Point Reinsurance Ltd. (Bermuda) *	91	685

United Insurance Holdings Corp.	80	627

		21,131

Interactive Media & Services — 0.4%

Cars.com, Inc. *	451	2,596

Yelp, Inc. *	63	1,462

		4,058

IT Services — 1.0%

KBR, Inc. (a)	168	3,777

Perficient, Inc. *	9	318

Perspecta, Inc.	166	3,854

Unisys Corp. * (a)	121	1,318

		9,267

Machinery — 2.5%

AGCO Corp.	67	3,727

Astec Industries, Inc. (a)	95	4,390

CIRCOR International, Inc. *	21	540

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Douglas Dynamics, Inc.	29	1,033

EnPro Industries, Inc.	5	261

Graham Corp.	18	229

Hurco Cos., Inc.	12	330

LB Foster Co., Class A *	24	300

Manitowoc Co., Inc. (The) *	35	378

Meritor, Inc. *	61	1,202

Navistar International Corp. *	17	485

Terex Corp.	120	2,252

Wabash National Corp.	784	8,327

		23,454

Media — 1.0%

AMC Networks, Inc., Class A *	2	37

comScore, Inc. *	828	2,568

Gannett Co., Inc. (a)	651	898

Hemisphere Media Group, Inc. *	212	2,084

Sinclair Broadcast Group, Inc., Class A (a)	133	2,450

WideOpenWest, Inc. *	283	1,493

		9,530

Metals & Mining — 2.1%

Arconic Corp. *	24	329

Century Aluminum Co. *	229	1,634

Commercial Metals Co.	248	5,057

Kaiser Aluminum Corp.	23	1,679

SunCoke Energy, Inc.	50	148

Warrior Met Coal, Inc.	232	3,577

Worthington Industries, Inc.	213	7,937

		20,361

Mortgage Real Estate Investment Trusts (REITs) — 2.5%

ARMOUR Residential REIT, Inc.	168	1,573

Blackstone Mortgage Trust, Inc., Class A (a)	282	6,791

Cherry Hill Mortgage Investment Corp.	20	183

Dynex Capital, Inc. (a)	24	342

Ellington Financial, Inc.	26	310

Invesco Mortgage Capital, Inc. (a)	117	436

KKR Real Estate Finance Trust, Inc. (a)	139	2,296

Ladder Capital Corp.	325	2,636

PennyMac Mortgage Investment Trust	163	2,850

Redwood Trust, Inc. (a)	239	1,674

TPG RE Finance Trust, Inc. (a)	176	1,516

Two Harbors Investment Corp. (a)	563	2,835

		23,442

INVESTMENTS	SHARES (000)	VALUE ($000)

Multiline Retail — 0.8%

Big Lots, Inc.	118	4,935

Dillard’s, Inc., Class A (a)	108	2,785

		7,720

Multi-Utilities — 1.2%

Avista Corp.	95	3,457

Black Hills Corp.	100	5,666

Unitil Corp.	44	1,986

		11,109

Oil, Gas & Consumable Fuels — 2.5%

Arch Resources, Inc. (a)	68	1,921

Berry Corp.	240	1,157

CVR Energy, Inc.	155	3,123

Delek US Holdings, Inc. (a)	204	3,548

Dorian LPG Ltd. *	106	817

Green Plains, Inc. * (a)	208	2,125

Kosmos Energy Ltd. (Ghana)	240	398

Magnolia Oil & Gas Corp., Class A * (a)	260	1,577

PDC Energy, Inc. *	158	1,963

Peabody Energy Corp.	74	212

Range Resources Corp.	113	635

Renewable Energy Group, Inc. * (a)	65	1,606

REX American Resources Corp. *	41	2,844

Southwestern Energy Co. *	207	531

Talos Energy, Inc. *	65	602

W&T Offshore, Inc. * (a)	389	886

		23,945

Paper & Forest Products — 2.1%

Boise Cascade Co.	146	5,494

Domtar Corp. (a)	103	2,181

Louisiana-Pacific Corp. (a)	164	4,196

PH Glatfelter Co.	51	817

Schweitzer-Mauduit International, Inc. (a)	159	5,326

Verso Corp., Class A	185	2,208

		20,222

Personal Products — 0.2%

Edgewell Personal Care Co. *	62	1,926

Pharmaceuticals — 1.4%

Endo International plc * (a)	948	3,250

Intra-Cellular Therapies, Inc. *	77	1,971

Lannett Co., Inc. *	477	3,460

Prestige Consumer Healthcare, Inc. *	53	1,998

Xeris Pharmaceuticals, Inc. * (a)	910	2,421

		13,100

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — 2.4%

Barrett Business Services, Inc.	98	5,213

GP Strategies Corp. *	183	1,568

Heidrick & Struggles International, Inc.	98	2,114

Huron Consulting Group, Inc. *	88	3,907

Kelly Services, Inc., Class A	244	3,853

TrueBlue, Inc. *	423	6,454

		23,109

Real Estate Management & Development — 0.2%

Realogy Holdings Corp.	286	2,117

Road & Rail — 0.9%

ArcBest Corp.	307	8,144

Covenant Transportation Group, Inc., Class A *	31	440

		8,584

Semiconductors & Semiconductor Equipment — 1.9%

Amkor Technology, Inc. *	568	6,987

Cohu, Inc.	170	2,950

NeoPhotonics Corp. *	77	680

SunPower Corp. * (a)	522	4,000

Veeco Instruments, Inc. *	252	3,401

		18,018

Software — 2.2%

ACI Worldwide, Inc. *	79	2,140

Avaya Holdings Corp. * (a)	284	3,513

MicroStrategy, Inc., Class A *	7	781

SecureWorks Corp., Class A *	79	908

Synchronoss Technologies, Inc. * (a)	863	3,046

Xperi Holding Corp.	738	10,898

		21,286

Specialty Retail — 2.9%

Aaron’s, Inc.	32	1,457

Abercrombie & Fitch Co., Class A (a)	185	1,973

Bed Bath & Beyond, Inc. (a)	226	2,397

Cato Corp. (The), Class A	171	1,396

Express, Inc. * (a)	389	600

Genesco, Inc. *	18	399

Haverty Furniture Cos., Inc.	94	1,507

Hibbett Sports, Inc. * (a)	164	3,426

Lithia Motors, Inc., Class A	8	1,271

Murphy USA, Inc. *	24	2,657

Office Depot, Inc.	1,943	4,565

Sleep Number Corp. *	35	1,462

Sonic Automotive, Inc., Class A	46	1,468

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

Winmark Corp.	6	942

Zumiez, Inc. *	97	2,661

		28,181

Technology Hardware, Storage & Peripherals — 0.1%

Diebold Nixdorf, Inc. *	118	715

Textiles, Apparel & Luxury Goods — 0.7%

Fossil Group, Inc. * (a)	68	315

G-III Apparel Group Ltd. * (a)	239	3,174

Movado Group, Inc.	19	205

Wolverine World Wide, Inc.	121	2,869

		6,563

Thrifts & Mortgage Finance — 4.0%

ESSA Bancorp, Inc.	14	195

Essent Group Ltd.	166	6,032

Luther Burbank Corp.	44	437

Meridian Bancorp, Inc.	219	2,542

MGIC Investment Corp.	358	2,931

Mr Cooper Group, Inc. *	35	439

Northfield Bancorp, Inc.	440	5,068

Premier Financial Corp.	59	1,050

Radian Group, Inc.	438	6,796

Territorial Bancorp, Inc.	11	264

Washington Federal, Inc. (a)	349	9,366

Waterstone Financial, Inc.	63	927

Western New England Bancorp, Inc.	46	265

WSFS Financial Corp.	60	1,709

		38,021

Tobacco — 0.1%

Vector Group Ltd.	76	769

Trading Companies & Distributors — 2.5%

BMC Stock Holdings, Inc. *	177	4,445

DXP Enterprises, Inc. *	81	1,619

Foundation Building Materials, Inc. * (a)	84	1,313

MRC Global, Inc. *	354	2,093

NOW, Inc. * (a)	926	7,987

Titan Machinery, Inc. *	136	1,475

Veritiv Corp. * (a)	85	1,443

WESCO International, Inc. *	91	3,195

		23,570

Wireless Telecommunication Services — 0.2%

Gogo, Inc. * (a)	507	1,602

Total Common Stocks (Cost $967,296)		946,481

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 8.8%

Investment Companies — 1.5%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (b) (c) (Cost $14,793)	14,785	14,798

Investment of Cash Collateral from Securities Loaned — 7.3%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (b) (c)	64,006	64,032

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (b) (c)	5,596	5,596

Total Investment of Cash Collateral from Securities Loaned (Cost $69,620)		69,628

Total Short-Term Investments (Cost $84,413)		84,426

Total Investments — 107.9% (Cost $1,051,709)		1,030,907
Liabilities in Excess of Other Assets — (7.9)%		(75,334)

NET ASSETS — 100.0%		955,573

Percentages indicated are based on net assets.

Abbreviations

REIT	Real Estate Investment Trust

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $67,671,000.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts

Russell 2000 E-Mini Index	132	09/2020	USD	9,480	279

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.7%

Aerospace & Defense — 0.8%

AAR Corp.	125	2,584

Maxar Technologies, Inc. (a)	204	3,664

Moog, Inc., Class A	20	1,041

		7,289

Air Freight & Logistics — 0.5%

Echo Global Logistics, Inc. * (a)	115	2,483

Hub Group, Inc., Class A *	43	2,068

		4,551

Auto Components — 1.2%

Adient plc *	68	1,118

Gentherm, Inc. *	106	4,139

Goodyear Tire & Rubber Co. (The)	101	904

Stoneridge, Inc. *	209	4,309

		10,470

Banks — 7.8%

1st Source Corp.	34	1,192

Atlantic Union Bankshares Corp.	27	624

BancFirst Corp. (a)	102	4,150

BancorpSouth Bank	137	3,123

BankFinancial Corp.	50	422

Banner Corp.	106	4,042

Brookline Bancorp, Inc.	136	1,375

Cadence BanCorp	189	1,674

Cathay General Bancorp	54	1,409

Central Pacific Financial Corp.	167	2,672

Central Valley Community Bancorp	12	192

CIT Group, Inc.	99	2,054

Columbia Banking System, Inc.	133	3,778

CVB Financial Corp.	222	4,155

Enterprise Financial Services Corp.	31	977

Equity Bancshares, Inc., Class A *	63	1,099

First Commonwealth Financial Corp.	224	1,857

First Community Bankshares, Inc.	15	332

First Hawaiian, Inc.	47	816

Flushing Financial Corp.	45	524

Great Western Bancorp, Inc.	101	1,391

Hope Bancorp, Inc.	233	2,152

IBERIABANK Corp.	20	888

Independent Bank Corp.	64	947

Investors Bancorp, Inc.	151	1,280

National Bank Holdings Corp., Class A	13	340

Old National Bancorp	258	3,549

PacWest Bancorp	37	720

People’s United Financial, Inc. (a)	75	863

INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued

South State Corp.	8	372

Trustmark Corp. (a)	336	8,241

UMB Financial Corp. (a)	33	1,708

United Bankshares, Inc.	98	2,720

Webster Financial Corp.	32	916

West BanCorp, Inc.	22	383

Westamerica BanCorp (a)	117	6,702

		69,639

Biotechnology — 9.7%

ACADIA Pharmaceuticals, Inc. *	104	5,026

Aimmune Therapeutics, Inc. * (a)	67	1,111

Alector, Inc. *	27	654

Amicus Therapeutics, Inc. *	216	3,264

Arena Pharmaceuticals, Inc. * (a)	66	4,147

Atara Biotherapeutics, Inc. *	167	2,438

Athenex, Inc. * (a)	163	2,239

Biohaven Pharmaceutical Holding Co. Ltd. * (a)	67	4,906

Black Diamond Therapeutics, Inc. * (a)	61	2,576

Bluebird Bio, Inc. * (a)	12	705

Bridgebio Pharma, Inc. * (a)	54	1,751

Clovis Oncology, Inc. * (a)	213	1,441

CytomX Therapeutics, Inc. *	74	614

Eagle Pharmaceuticals, Inc. *	18	884

Eiger BioPharmaceuticals, Inc. * (a)	175	1,680

Esperion Therapeutics, Inc. * (a)	23	1,180

Flexion Therapeutics, Inc. * (a)	230	3,023

Global Blood Therapeutics, Inc. * (a)	56	3,510

Gritstone Oncology, Inc. * (a)	30	197

Homology Medicines, Inc. *	45	681

Intercept Pharmaceuticals, Inc. *	32	1,514

La Jolla Pharmaceutical Co. *	65	276

LogicBio Therapeutics, Inc. * (a)	297	2,512

Mersana Therapeutics, Inc. *	184	4,297

Myriad Genetics, Inc. * (a)	129	1,459

Principia Biopharma, Inc. * (a)	52	3,127

Protagonist Therapeutics, Inc. *	171	3,023

Puma Biotechnology, Inc. * (a)	231	2,408

REGENXBIO, Inc. * (a)	73	2,674

REVOLUTION Medicines, Inc. * (a)	31	969

Sarepta Therapeutics, Inc. *	20	3,215

Seres Therapeutics, Inc. * (a)	777	3,700

Solid Biosciences, Inc. *	69	201

Sutro Biopharma, Inc. * (a)	27	209

TCR2 Therapeutics, Inc. * (a)	55	847

TG Therapeutics, Inc. *	132	2,577

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Biotechnology — continued

UroGen Pharma Ltd. * (a)	93	2,437

Vanda Pharmaceuticals, Inc. *	110	1,256

Viela Bio, Inc. * (a)	65	2,794

Voyager Therapeutics, Inc. *	117	1,477

Xencor, Inc. *	84	2,709

Y-mAbs Therapeutics, Inc. *	8	337

		86,045

Building Products — 1.3%

Builders FirstSource, Inc. *	247	5,109

Masonite International Corp. *	56	4,387

Quanex Building Products Corp.	89	1,228

UFP Industries, Inc.	19	921

		11,645

Capital Markets — 1.5%

Cowen, Inc., Class A (a)	106	1,711

Donnelley Financial Solutions, Inc. * (a)	74	623

Focus Financial Partners, Inc., Class A * (a)	68	2,254

Houlihan Lokey, Inc.	69	3,840

Moelis & Co., Class A	7	215

Piper Sandler Cos.	12	680

Stifel Financial Corp.	71	3,375

Virtus Investment Partners, Inc.	8	954

		13,652

Chemicals — 1.3%

FutureFuel Corp.	168	2,008

Koppers Holdings, Inc. *	34	631

Minerals Technologies, Inc.	61	2,843

PolyOne Corp.	116	3,053

Stepan Co.	10	1,010

Trinseo SA	70	1,550

Tronox Holdings plc, Class A (a)	88	638

		11,733

Commercial Services & Supplies — 2.2%

ABM Industries, Inc.	115	4,186

ACCO Brands Corp. (a)	606	4,302

Deluxe Corp.	66	1,561

Ennis, Inc.	188	3,403

HNI Corp. (a)	128	3,898

Quad/Graphics, Inc. (a)	256	832

Steelcase, Inc., Class A	133	1,600

		19,782

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.7%

ADTRAN, Inc.	356	3,890

Extreme Networks, Inc. *	180	782

KVH Industries, Inc. *	39	347

PCTEL, Inc. *	79	528

Plantronics, Inc.	77	1,136

		6,683

Construction & Engineering — 3.5%

Arcosa, Inc.	78	3,283

Argan, Inc.	60	2,843

Comfort Systems USA, Inc.	70	2,836

EMCOR Group, Inc.	149	9,822

MasTec, Inc. * (a)	128	5,743

MYR Group, Inc. *	66	2,113

Tutor Perini Corp. *	411	5,005

		31,645

Construction Materials — 0.0% (b)

US Concrete, Inc. *	17	417

Consumer Finance — 1.1%

Credit Acceptance Corp. * (a)	6	2,504

EZCORP, Inc., Class A *	71	449

FirstCash, Inc. (a)	34	2,316

Green Dot Corp., Class A * (a)	29	1,401

Navient Corp.	410	2,883

Nelnet, Inc., Class A	8	391

		9,944

Containers & Packaging — 0.2%

Graphic Packaging Holding Co.	73	1,020

Myers Industries, Inc.	67	981

		2,001

Distributors — 0.6%

Core-Mark Holding Co., Inc. (a)	221	5,503

Diversified Consumer Services — 0.8%

American Public Education, Inc. *	69	2,040

Houghton Mifflin Harcourt Co. *	924	1,673

K12, Inc. * (a)	139	3,792

		7,505

Diversified Telecommunication Services — 0.6%

Consolidated Communications Holdings, Inc. * (a)	793	5,367

Electric Utilities — 0.9%

IDACORP, Inc.	10	865

PNM Resources, Inc. (a)	48	1,837

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — continued

Portland General Electric Co.	105	4,383

Spark Energy, Inc., Class A (a)	169	1,194

		8,279

Electrical Equipment — 0.6%

Bloom Energy Corp., Class A * (a)	7	74

Generac Holdings, Inc. *	17	2,122

LSI Industries, Inc.	52	339

Powell Industries, Inc.	90	2,460

		4,995

Electronic Equipment, Instruments & Components — 2.4%

Bel Fuse, Inc., Class B	128	1,373

Benchmark Electronics, Inc.	155	3,346

Fabrinet (Thailand) *	26	1,653

Insight Enterprises, Inc. * (a)	32	1,555

OSI Systems, Inc. * (a)	36	2,715

Sanmina Corp. *	124	3,097

ScanSource, Inc. *	218	5,262

TTM Technologies, Inc. * (a)	205	2,430

		21,431

Energy Equipment & Services — 0.6%

Matrix Service Co. *	316	3,071

NexTier Oilfield Solutions, Inc. *	807	1,976

		5,047

Entertainment — 0.1%

Cinemark Holdings, Inc.	67	777

Eros International plc (India) *	78	247

		1,024

Equity Real Estate Investment Trusts (REITs) — 5.9%

Acadia Realty Trust (a)	62	798

Agree Realty Corp. (a)	16	1,038

Alexander & Baldwin, Inc.	36	438

American Assets Trust, Inc.	172	4,802

American Finance Trust, Inc. (a)	22	176

Americold Realty Trust	135	4,886

CorEnergy Infrastructure Trust, Inc. (a)	18	168

CoreSite Realty Corp.	29	3,496

DiamondRock Hospitality Co.	464	2,565

Easterly Government Properties, Inc.	38	881

EastGroup Properties, Inc.	15	1,761

Equity LifeStyle Properties, Inc.	33	2,043

Essential Properties Realty Trust, Inc.	22	325

First Industrial Realty Trust, Inc.	111	4,282

INVESTMENTS	SHARES (000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Four Corners Property Trust, Inc.	18	447

GEO Group, Inc. (The)	56	660

Getty Realty Corp.	64	1,894

Gladstone Commercial Corp.	39	723

Hersha Hospitality Trust	14	82

Highwoods Properties, Inc.	24	885

Innovative Industrial Properties, Inc.	4	326

Lexington Realty Trust (a)	123	1,294

Mack-Cali Realty Corp.	57	873

New Senior Investment Group, Inc.	125	454

Pebblebrook Hotel Trust	35	477

Physicians Realty Trust	95	1,659

Piedmont Office Realty Trust, Inc., Class A	105	1,741

PotlatchDeltic Corp. (a)	83	3,149

PS Business Parks, Inc.	3	401

QTS Realty Trust, Inc., Class A	8	538

Retail Opportunity Investments Corp.	117	1,323

RLJ Lodging Trust (a)	72	681

Ryman Hospitality Properties, Inc.	23	782

Saul Centers, Inc.	31	1,000

STAG Industrial, Inc.	34	985

Summit Hotel Properties, Inc.	48	282

Sunstone Hotel Investors, Inc.	427	3,482

UMH Properties, Inc.	22	283

Xenia Hotels & Resorts, Inc.	137	1,274

		53,354

Food & Staples Retailing — 0.5%

SpartanNash Co. (a)	202	4,284

Food Products — 1.9%

Darling Ingredients, Inc. *	307	7,553

Farmer Bros Co. *	101	739

Fresh Del Monte Produce, Inc.	99	2,447

John B Sanfilippo & Son, Inc.	36	3,038

Sanderson Farms, Inc. (a)	25	2,839

Seneca Foods Corp., Class A * (a)	13	431

		17,047

Gas Utilities — 0.8%

New Jersey Resources Corp. (a)	22	731

Northwest Natural Holding Co.	16	904

ONE Gas, Inc. (a)	47	3,630

Southwest Gas Holdings, Inc.	32	2,230

		7,495

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Health Care Equipment & Supplies — 4.2%

Accuray, Inc. * (a)	819	1,662

AngioDynamics, Inc. *	190	1,933

Cutera, Inc. * (a)	331	4,023

Integer Holdings Corp. *	88	6,411

Invacare Corp.	191	1,213

Lantheus Holdings, Inc. *	50	718

LivaNova plc *	60	2,897

Natus Medical, Inc. * (a)	162	3,535

NuVasive, Inc. * (a)	71	3,945

Orthofix Medical, Inc. * (a)	62	1,971

SeaSpine Holdings Corp. *	231	2,416

Sientra, Inc. * (a)	1,067	4,129

Varex Imaging Corp. * (a)	224	3,397

		38,250

Health Care Providers & Services — 2.2%

Community Health Systems, Inc. * (a)	747	2,248

Cross Country Healthcare, Inc. *	643	3,959

Owens & Minor, Inc. (a)	596	4,543

Patterson Cos., Inc. (a)	189	4,154

Tenet Healthcare Corp. *	178	3,218

Triple-S Management Corp., Class B (Puerto Rico) * (a)	109	2,064

		20,186

Health Care Technology — 1.2%

Allscripts Healthcare Solutions, Inc. * (a)	1,203	8,143

Evolent Health, Inc., Class A * (a)	355	2,530

		10,673

Hotels, Restaurants & Leisure — 1.2%

Bloomin’ Brands, Inc. (a)	334	3,559

Boyd Gaming Corp.	90	1,875

Brinker International, Inc. (a)	86	2,057

Eldorado Resorts, Inc. *	11	429

Marriott Vacations Worldwide Corp.	21	1,751

Penn National Gaming, Inc. *	28	855

		10,526

Household Durables — 2.3%

Hamilton Beach Brands Holding Co., Class A	26	311

KB Home (a)	236	7,245

Meritage Homes Corp. *	18	1,340

Sonos, Inc. *	34	501

TRI Pointe Group, Inc. *	753	11,064

		20,461

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Products — 0.2%

Central Garden & Pet Co., Class A *	42	1,419

Independent Power and Renewable Electricity Producers — 0.5%

Atlantic Power Corp. *	1,506	3,011

Clearway Energy, Inc. (a)	59	1,247

Clearway Energy, Inc., Class C	15	346

		4,604

Insurance — 1.0%

Ambac Financial Group, Inc. *	26	378

American Equity Investment Life Holding Co.	48	1,187

Argo Group International Holdings Ltd.	17	578

CNO Financial Group, Inc.	220	3,427

First American Financial Corp.	22	1,036

MBIA, Inc. *	38	276

Primerica, Inc. (a)	16	1,813

ProSight Global, Inc. *	29	257

		8,952

Interactive Media & Services — 0.6%

Cars.com, Inc. *	235	1,352

Yelp, Inc. * (a)	184	4,266

		5,618

Internet & Direct Marketing Retail — 0.6%

Groupon, Inc. *	16	296

Stamps.com, Inc. *	27	4,886

		5,182

IT Services — 2.5%

CACI International, Inc., Class A *	17	3,741

Euronet Worldwide, Inc. *	7	656

Evo Payments, Inc., Class A *	170	3,883

KBR, Inc.	51	1,141

NIC, Inc.	52	1,184

Perficient, Inc. *	211	7,562

Perspecta, Inc.	186	4,328

		22,495

Life Sciences Tools & Services — 1.0%

Adaptive Biotechnologies Corp. * (a)	38	1,848

Fluidigm Corp. *	822	3,297

Medpace Holdings, Inc. * (a)	31	2,853

Personalis, Inc. *	43	562

		8,560

Machinery — 2.5%

Astec Industries, Inc. (a)	97	4,478

Douglas Dynamics, Inc.	86	3,033

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — continued

Enerpac Tool Group Corp.	10	170

EnPro Industries, Inc.	31	1,543

Kadant, Inc.	23	2,330

LB Foster Co., Class A *	14	185

Meritor, Inc. *	111	2,190

Wabash National Corp. (a)	787	8,362

		22,291

Media — 1.1%

AMC Networks, Inc., Class A *	5	117

Central European Media Enterprises Ltd., Class A (Czech Republic) *	473	1,675

comScore, Inc. *	359	1,113

Gannett Co., Inc. (a)	80	110

Hemisphere Media Group, Inc. *	182	1,785

National CineMedia, Inc. (a)	576	1,709

Sinclair Broadcast Group, Inc., Class A (a)	116	2,135

WideOpenWest, Inc. *	282	1,485

		10,129

Metals & Mining — 1.4%

Century Aluminum Co. *	27	195

Commercial Metals Co.	133	2,711

Kaiser Aluminum Corp.	14	1,060

SunCoke Energy, Inc.	23	67

Warrior Met Coal, Inc. (a)	200	3,075

Worthington Industries, Inc.	157	5,871

		12,979

Mortgage Real Estate Investment Trusts (REITs) — 1.1%

Blackstone Mortgage Trust, Inc., Class A (a)	180	4,345

Ellington Financial, Inc.	8	97

Invesco Mortgage Capital, Inc. (a)	31	116

KKR Real Estate Finance Trust, Inc.	84	1,386

Ladder Capital Corp.	52	420

PennyMac Mortgage Investment Trust	93	1,627

Redwood Trust, Inc. (a)	159	1,110

TPG RE Finance Trust, Inc. (a)	39	333

Two Harbors Investment Corp. (a)	134	674

		10,108

Multiline Retail — 0.8%

Big Lots, Inc.	117	4,914

Dillard’s, Inc., Class A (a)	73	1,885

		6,799

Multi-Utilities — 0.1%

Black Hills Corp.	22	1,241

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 1.2%

Arch Resources, Inc. (a)	34	970

CVR Energy, Inc.	12	241

Delek US Holdings, Inc. (a)	174	3,029

Dorian LPG Ltd. *	3	27

Green Plains, Inc. * (a)	42	424

Magnolia Oil & Gas Corp., Class A * (a)	81	493

PDC Energy, Inc. *	58	725

Peabody Energy Corp.	40	115

Range Resources Corp.	46	258

Renewable Energy Group, Inc. * (a)	58	1,433

REX American Resources Corp. *	39	2,676

W&T Offshore, Inc. * (a)	363	827

		11,218

Paper & Forest Products — 1.3%

Boise Cascade Co. (a)	123	4,625

Domtar Corp.	70	1,482

Louisiana-Pacific Corp. (a)	137	3,504

PH Glatfelter Co.	24	390

Verso Corp., Class A (a)	157	1,883

		11,884

Personal Products — 0.4%

Edgewell Personal Care Co. * (a)	29	918

Herbalife Nutrition Ltd. * (a)	23	1,015

Medifast, Inc. (a)	8	1,152

USANA Health Sciences, Inc. * (a)	13	944

		4,029

Pharmaceuticals — 3.0%

AMAG Pharmaceuticals, Inc. * (a)	15	112

Arvinas, Inc. * (a)	2	78

Endo International plc *	532	1,823

Horizon Therapeutics plc *	79	4,405

Lannett Co., Inc. *	390	2,834

Marinus Pharmaceuticals, Inc. * (a)	738	1,874

Menlo Therapeutics, Inc. * (a)	54	94

MyoKardia, Inc. *	76	7,354

Prestige Consumer Healthcare, Inc. *	24	894

Reata Pharmaceuticals, Inc., Class A * (a)	36	5,542

Xeris Pharmaceuticals, Inc. * (a)	791	2,105

		27,115

Professional Services — 2.7%

Barrett Business Services, Inc.	120	6,370

GP Strategies Corp. *	132	1,129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Professional Services — continued

Heidrick & Struggles International, Inc.	15	318

Huron Consulting Group, Inc. * (a)	118	5,207

Insperity, Inc.	19	1,243

Kforce, Inc.	88	2,574

Korn Ferry (a)	61	1,862

TrueBlue, Inc. *	368	5,624

		24,327

Real Estate Management & Development — 0.1%

Realogy Holdings Corp.	117	868

Road & Rail — 0.7%

ArcBest Corp.	204	5,414

Schneider National, Inc., Class B	32	797

		6,211

Semiconductors & Semiconductor Equipment — 3.7%

Amkor Technology, Inc. * (a)	505	6,218

Cirrus Logic, Inc. *	30	1,832

Cohu, Inc.	109	1,888

MACOM Technology Solutions Holdings, Inc. * (a)	131	4,507

Rambus, Inc. * (a)	527	8,011

SunPower Corp. * (a)	529	4,055

Synaptics, Inc. * (a)	76	4,562

Veeco Instruments, Inc. * (a)	167	2,259

		33,332

Software — 4.5%

ACI Worldwide, Inc. *	139	3,750

Avaya Holdings Corp. * (a)	771	9,527

CommVault Systems, Inc. * (a)	104	4,031

Cornerstone OnDemand, Inc. *	84	3,235

eGain Corp. *	122	1,354

MicroStrategy, Inc., Class A *	11	1,283

Proofpoint, Inc. *	14	1,600

Qualys, Inc. *	9	892

Synchronoss Technologies, Inc. * (a)	1,182	4,172

Telenav, Inc. *	104	569

Xperi Holding Corp. (a)	654	9,653

		40,066

Specialty Retail — 2.9%

Bed Bath & Beyond, Inc.	133	1,406

Guess?, Inc.	133	1,281

Haverty Furniture Cos., Inc. (a)	54	858

Hibbett Sports, Inc. * (a)	146	3,066

Murphy USA, Inc. *	37	4,135

Office Depot, Inc.	1,874	4,403

INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued

Rent-A-Center, Inc.	44	1,219

Sleep Number Corp. * (a)	89	3,685

Sonic Automotive, Inc., Class A (a)	15	463

Winmark Corp.	8	1,284

Zumiez, Inc. *	150	4,098

		25,898

Technology Hardware, Storage & Peripherals — 0.1%

Avid Technology, Inc. *	181	1,316

Textiles, Apparel & Luxury Goods — 1.0%

Deckers Outdoor Corp. *	23	4,522

Fossil Group, Inc. * (a)	61	286

G-III Apparel Group Ltd. * (a)	317	4,206

		9,014

Thrifts & Mortgage Finance — 2.9%

Capitol Federal Financial, Inc.	12	129

Essent Group Ltd.	129	4,668

Meridian Bancorp, Inc.	329	3,815

MGIC Investment Corp. (a)	246	2,013

NMI Holdings, Inc., Class A *	33	531

Northfield Bancorp, Inc.	310	3,569

Premier Financial Corp.	24	428

Radian Group, Inc.	218	3,389

Washington Federal, Inc.	283	7,606

		26,148

Trading Companies & Distributors — 1.4%

BMC Stock Holdings, Inc. * (a)	122	3,077

DXP Enterprises, Inc. *	74	1,468

MRC Global, Inc. *	226	1,338

NOW, Inc. * (a)	703	6,070

Veritiv Corp. * (a)	45	768

		12,721

Water Utilities — 0.6%

American States Water Co.	65	5,146

Wireless Telecommunication Services — 0.2%

Gogo, Inc. * (a)	529	1,672

Total Common Stocks (Cost $827,445)		888,265

	NO. OF RIGHTS (000)
Rights — 0.0% (b)

Biotechnology — 0.0% (b)

Alder Biopharmaceuticals, Inc. * ‡ (Cost $— )	187	165

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 11.8%

Investment Companies — 1.6%

JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (c) (d) (Cost $14,419)	14,407	14,420

Investment of Cash Collateral from Securities Loaned — 10.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (c) (d)	82,004	82,037

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (c) (d)	9,849	9,849

Total Investment of Cash Collateral from Securities Loaned (Cost $91,876)		91,886

Total Short-Term Investments (Cost $106,295)		106,306

Total Investments — 110.5% (Cost $933,740)		994,736
Liabilities in Excess of Other Assets — (10.5)%		(94,700)

NET ASSETS — 100.0%		900,036

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2020. The total value of securities on loan at June 30, 2020 is approximately $89,671,000.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.
‡	Value determined using significant unobservable inputs.

Futures contracts outstanding as of June 30, 2020 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts

Russell 2000 E-Mini Index	77	09/2020	USD	5,530	53

Abbreviations
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund		JPMorgan Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$455,744		$341,390		$6,300,251
Investments in affiliates, at value	17,254		9,177		276,403
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	34,262		24,882		285,143
Cash	6		—		121
Deposits at broker for futures contracts	—		490		—
Receivables:
Investment securities sold	908		555		24,664
Fund shares sold	1,526		253		2,695
Dividends from non-affiliates	310		247		5,395
Dividends from affiliates	—	(a)	—	(a)	4
Securities lending income (See Note 2.B.)	38		14		150
Variation margin on futures contracts	—		48		—

Total Assets	510,048		377,056		6,894,826

LIABILITIES:
Payables:
Due to custodian	—		47		—
Investment securities purchased	1,670		1,700		4,790
Collateral received on securities loaned (See Note 2.B.)	34,262		24,882		285,143
Fund shares redeemed	792		210		4,094
Accrued liabilities:
Investment advisory fees	216		178		3,457
Administration fees	9		17		402
Distribution fees	42		3		198
Service fees	56		10		798
Custodian and accounting fees	18		12		59
Trustees’ and Chief Compliance Officer’s fees	1		—	(a)	1
Other	123		136		398

Total Liabilities	37,189		27,195		299,340

Net Assets	$472,859		$349,861		$6,595,486

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$436,653	$372,657	$5,136,301
Total distributable earnings (loss)	36,206	(22,796)	1,459,185

Total Net Assets	$472,859	$349,861	$6,595,486

Net Assets:
Class A	$132,674	$4,127	$653,887
Class C	24,323	1,690	80,258
Class I	148,443	13,264	3,240,725
Class R2	—	180	6,746
Class R3	—	3,692	2,948
Class R4	—	2,125	449
Class R5	—	148,185	984,863
Class R6	167,419	176,598	1,625,610

Total	$472,859	$349,861	$6,595,486

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,943	98	14,311
Class C	1,995	41	2,476
Class I	6,428	313	60,346
Class R2	—	4	151
Class R3	—	88	65
Class R4	—	50	8
Class R5	—	3,486	18,278
Class R6	7,226	4,160	30,175

Net Asset Value (a):
Class A — Redemption price per share	$19.11	$42.12	$45.69
Class C — Offering price per share (b)	12.19	41.41	32.42
Class I — Offering and redemption price per share	23.09	42.35	53.70
Class R2 — Offering and redemption price per share	—	42.07	44.70
Class R3 — Offering and redemption price per share	—	42.23	45.38
Class R4 — Offering and redemption price per share	—	42.37	53.63
Class R5 — Offering and redemption price per share	—	42.51	53.88
Class R6 — Offering and redemption price per share	23.17	42.45	53.87
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$20.17	$44.45	$48.22

Cost of investments in non-affiliates	$407,786	$326,363	$4,597,375
Cost of investments in affiliates	17,247	9,176	276,293
Investment securities on loan, at value (See Note 2.B.)	33,465	23,895	281,563
Cost of investment of cash collateral (See Note 2.B.)	34,260	24,876	285,143

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$3,850,582	$946,481		$888,430
Investments in affiliates, at value	123,428	14,798		14,420
Investment of cash collateral received from securities loaned, at value (See Note 2.B.)	317,008	69,628		91,886
Cash	23	116		48
Deposits at broker for futures contracts	—	1,296		503
Receivables:
Due from custodian	—	4,176		1,082
Investment securities sold	1,986	194		262
Fund shares sold	8,848	488		344
Dividends from non-affiliates	1,219	1,321		653
Dividends from affiliates	2	—	(a)	—	(a)
Securities lending income (See Note 2.B.)	568	53		82
Variation margin on futures contracts	—	136		50

Total Assets	4,303,664	1,038,687		997,760

LIABILITIES:
Payables:
Investment securities purchased	16,508	4,645		2,601
Collateral received on securities loaned (See Note 2.B.)	317,008	69,628		91,886
Fund shares redeemed	7,225	8,023		2,449
Accrued liabilities:
Investment advisory fees	1,940	518		454
Administration fees	173	60		57
Distribution fees	149	44		48
Service fees	265	59		97
Custodian and accounting fees	31	25		21
Trustees’ and Chief Compliance Officer’s fees	1	—	(a)	—	(a)
Other	211	112		111

Total Liabilities	343,511	83,114		97,724

Net Assets	$3,960,153	$955,573		$900,036

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$2,912,283	$1,050,056	$881,990
Total distributable earnings (loss)	1,047,870	(94,483)	18,046

Total Net Assets	$3,960,153	$955,573	$900,036

Net Assets:
Class A	$500,357	$123,496	$94,883
Class C	62,434	9,340	18,297
Class I	466,094	131,992	160,892
Class L	735,649	—	302,427
Class R2	24,496	25,034	30,330
Class R3	5,217	10,384	22,953
Class R4	2,821	464	8,042
Class R5	22,261	30,637	6,496
Class R6	2,140,824	624,226	255,716

Total	$3,960,153	$955,573	$900,036

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	26,760	6,682	6,392
Class C	4,982	643	1,310
Class I	22,050	6,640	10,551
Class L	33,552	—	19,851
Class R2	1,373	1,372	2,095
Class R3	280	563	1,557
Class R4	150	23	530
Class R5	1,014	1,540	427
Class R6	96,402	31,337	16,772

Net Asset Value (a):
Class A — Redemption price per share	$18.70	$18.48	$14.84
Class C — Offering price per share (b)	12.53	14.52	13.96
Class I — Offering and redemption price per share	21.14	19.88	15.25
Class L — Offering and redemption price per share	21.93	—	15.23
Class R2 — Offering and redemption price per share	17.85	18.25	14.48
Class R3 — Offering and redemption price per share	18.66	18.45	14.74
Class R4 — Offering and redemption price per share	18.83	19.88	15.16
Class R5 — Offering and redemption price per share	21.95	19.89	15.20
Class R6 — Offering and redemption price per share	22.21	19.92	15.25
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$19.74	$19.50	$15.66

Cost of investments in non-affiliates	$2,885,532	$967,296	$827,445
Cost of investments in affiliates	123,393	14,793	14,419
Investment securities on loan, at value (See Note 2.B.)	305,026	67,671	89,671
Cost of investment of cash collateral (See Note 2.B.)	317,005	69,620	91,876

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Core Fund	JPMorgan Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$9	$—
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	5,315	5,976	91,352
Dividend income from affiliates	169	217	4,684
Income from securities lending (net) (See Note 2.B.)	227	324	3,244

Total investment income	5,711	6,526	99,280

EXPENSES:
Investment advisory fees	2,603	2,692	42,620
Administration fees	300	311	4,918
Distribution fees:
Class A	312	12	1,885
Class C	237	16	726
Class R2	—	1	42
Class R3	—	11	7
Service fees:
Class A	312	12	1,885
Class C	79	5	242
Class I	315	40	7,669
Class R2	—	— (a)	21
Class R3	—	11	7
Class R4	—	5	1
Class R5	—	187	1,108
Custodian and accounting fees	59	57	198
Interest expense to affiliates	— (a)	— (a)	5
Professional fees	56	58	129
Trustees’ and Chief Compliance Officer’s fees	27	27	50
Printing and mailing costs	52	4	425
Registration and filing fees	75	135	42
Transfer agency fees (See Note 2.F.)	29	17	357
Other	13	16	97

Total expenses	4,469	3,617	62,434

Less fees waived	(266)	(340)	(1,001)
Less expense reimbursements	—	(3)	—

Net expenses	4,203	3,274	61,433

Net investment income (loss)	1,508	3,252	37,847

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(639)	(28,019)	(144,489)
Investments in affiliates	5	1	23
Futures contracts	—	(835)	—

Net realized gain (loss)	(634)	(28,853)	(144,466)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,123)	(31,170)	(137,380)
Investments in affiliates	5	4	69
Futures contracts	—	(147)	—

Change in net unrealized appreciation/depreciation	(2,118)	(31,313)	(137,311)

Net realized/unrealized gains (losses)	(2,752)	(60,166)	(281,777)

Change in net assets resulting from operations	$(1,244)	$(56,914)	$(243,930)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Growth Fund	JPMorgan Small Cap Value Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$17	$15
Interest income from affiliates	— (a)	— (a)	— (a)
Dividend income from non-affiliates	15,469	23,896	15,360
Dividend income from affiliates	869	472	423
Income from securities lending (net) (See Note 2.B.)	3,087	425	958

Total investment income	19,425	24,810	16,756

EXPENSES:
Investment advisory fees	20,574	8,124	7,205
Administration fees	2,374	937	901
Distribution fees:
Class A	1,058	391	287
Class C	429	101	174
Class R2	123	157	180
Class R3	8	35	58
Service fees:
Class A	1,058	391	287
Class C	143	34	58
Class I	846	522	584
Class L	605	—	392
Class R2	62	78	90
Class R3	8	35	58
Class R4	5	1	19
Class R5	16	45	8
Custodian and accounting fees	114	72	62
Interest expense to affiliates	2	— (a)	1
Professional fees	90	70	69
Trustees’ and Chief Compliance Officer’s fees	37	30	30
Printing and mailing costs	377	88	109
Registration and filing fees	307	113	91
Transfer agency fees (See Note 2.F.)	135	84	78
Other	51	28	29

Total expenses	28,422	11,336	10,770

Less fees waived	(653)	(205)	(36)
Less expense reimbursements	(50)	(8)	—

Net expenses	27,719	11,123	10,734

Net investment income (loss)	(8,294)	13,687	6,022

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	185,447	(12,154)	(3,687)
Investments in affiliates	(31)	4	9
Futures contracts	—	57	1,268

Net realized gain (loss)	185,416	(12,093)	(2,410)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	386,770	(199,738)	(105,389)
Investments in affiliates	5	3	(2)
Futures contracts	—	(303)	(666)

Change in net unrealized appreciation/depreciation	386,775	(200,038)	(106,057)

Net realized/unrealized gains (losses)	572,191	(212,131)	(108,467)

Change in net assets resulting from operations	$563,897	$(198,444)	$(102,445)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,508	$197	$3,252	$2,136
Net realized gain (loss)	(634)	14,852	(28,853)	16,926
Change in net unrealized appreciation/depreciation	(2,118)	(8,858)	(31,313)	(32,543)

Change in net assets resulting from operations	(1,244)	6,191	(56,914)	(13,481)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,206)	(22,374)	(207)	(352)
Class C	(1,643)	(12,520)	(85)	(172)
Class I	(3,897)	(24,328)	(765)	(1,269)
Class R2	—	—	(7)	(3)
Class R3	—	—	(227)	(2)
Class R4	—	—	(104)	(114)
Class R5	—	—	(9,535)	(16,043)
Class R6 (a)	(3,543)	(4)	(9,154)	(6,241)

Total distributions to shareholders	(13,289)	(59,226)	(20,084)	(24,196)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	139,135	182,535	(22,685)	173,401

NET ASSETS:
Change in net assets	124,602	129,500	(99,683)	135,724
Beginning of period	348,257	218,757	449,544	313,820

End of period	$472,859	$348,257	$349,861	$449,544

(a)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$37,847	$35,326	$(8,294)	$(7,955)
Net realized gain (loss)	(144,466)	378,486	185,416	206,505
Change in net unrealized appreciation/depreciation	(137,311)	(267,309)	386,775	(56,778)

Change in net assets resulting from operations	(243,930)	146,503	563,897	141,772

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(40,838)	(61,854)	(25,608)	(37,004)
Class C	(6,716)	(11,312)	(5,161)	(8,359)
Class I	(145,648)	(172,497)	(17,200)	(25,203)
Class L	—	—	(32,083)	(48,328)
Class R2	(416)	(723)	(1,612)	(3,487)
Class R3	(144)	(155)	(220)	(93)
Class R4	(23)	(50)	(139)	(91)
Class R5	(54,434)	(79,273)	(807)	(3,229)
Class R6	(73,447)	(85,443)	(90,416)	(122,202)

Total distributions to shareholders	(321,666)	(411,307)	(173,246)	(247,996)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	885,158	(287,511)	692,836	792,978

NET ASSETS:
Change in net assets	319,562	(552,315)	1,083,487	686,754
Beginning of period	6,275,924	6,828,239	2,876,666	2,189,912

End of period	$6,595,486	$6,275,924	$3,960,153	$2,876,666

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,687	$20,233	$6,022	$7,591
Net realized gain (loss)	(12,093)	128,031	(2,410)	28,971
Change in net unrealized appreciation/depreciation	(200,038)	(325,551)	(106,057)	(191,152)

Change in net assets resulting from operations	(198,444)	(177,287)	(102,445)	(154,590)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,797)	(33,379)	(357)	(17,753)
Class C	(1,133)	(3,600)	(14)	(3,937)
Class I	(14,242)	(37,990)	(1,438)	(34,817)
Class L	—	—	(3,033)	(50,872)
Class R2	(2,111)	(5,236)	(20)	(5,054)
Class R3	(926)	(1,914)	(95)	(2,105)
Class R4	(6)	(53)	(52)	(678)
Class R5	(2,678)	(15,233)	(50)	(1,146)
Class R6	(51,882)	(121,650)	(3,261)	(45,521)

Total distributions to shareholders	(83,775)	(219,055)	(8,320)	(161,883)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(315,490)	21,342	(382,146)	(69,426)

NET ASSETS:
Change in net assets	(597,709)	(375,000)	(492,911)	(385,899)
Beginning of period	1,553,282	1,928,282	1,392,947	1,778,846

End of period	$955,573	$1,553,282	$900,036	$1,392,947

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,866	$56,422	$1,151	$3,052
Distributions reinvested	3,607	17,078	207	351
Cost of shares redeemed	(37,184)	(21,654)	(2,401)	(1,451)

Change in net assets resulting from Class A capital transactions	$21,289	$51,846	$(1,043)	$1,952

Class C
Proceeds from shares issued	$10,538	$24,795	$545	$1,749
Distributions reinvested	347	1,178	85	172
Cost of shares redeemed	(22,645)	(15,655)	(813)	(1,065)

Change in net assets resulting from Class C capital transactions	$(11,760)	$10,318	$(183)	$856

Class I
Proceeds from shares issued	$102,711	$122,678	$13,956	$14,346
Distributions reinvested	3,883	24,212	750	1,269
Cost of shares redeemed	(62,751)	(105,365)	(11,751)	(15,564)

Change in net assets resulting from Class I capital transactions	$43,843	$41,525	$2,955	$51

Class R2
Proceeds from shares issued	$—	$—	$43	$164
Distributions reinvested	—	—	7	3
Cost of shares redeemed	—	—	(7)	(31)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$43	$136

Class R3
Proceeds from shares issued	$—	$—	$2,958	$4,058
Distributions reinvested	—	—	226	2
Cost of shares redeemed	—	—	(2,501)	(369)

Change in net assets resulting from Class R3 capital transactions	$—	$—	$683	$3,691

Class R4
Proceeds from shares issued	$—	$—	$1,260	$825
Distributions reinvested	—	—	104	114
Cost of shares redeemed	—	—	(780)	(337)

Change in net assets resulting from Class R4 capital transactions	$—	$—	$584	$602

Class R5
Proceeds from shares issued	$—	$—	$34,515	$53,375
Distributions reinvested	—	—	9,135	15,379
Cost of shares redeemed	—	—	(80,632)	(50,254)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$(36,982)	$18,500

Class R6 (a)
Proceeds from shares issued	$115,599	$84,215	$79,125	$159,605
Distributions reinvested	3,542	4	9,153	6,240
Cost of shares redeemed	(33,378)	(5,373)	(77,020)	(18,232)

Change in net assets resulting from Class R6 capital transactions	$85,763	$78,846	$11,258	$147,613

Total change in net assets resulting from capital transactions	$139,135	$182,535	$(22,685)	$173,401

(a)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Core Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	2,893	2,757	28	58
Reinvested	177	976	4	7
Redeemed	(2,029)	(1,042)	(52)	(28)

Change in Class A Shares	1,041	2,691	(20)	37

Class C
Issued	854	1,952	11	33
Reinvested	27	103	2	4
Redeemed	(1,881)	(1,095)	(19)	(22)

Change in Class C Shares	(1,000)	960	(6)	15

Class I
Issued	4,514	4,930	317	277
Reinvested	157	1,154	15	27
Redeemed	(2,879)	(4,485)	(282)	(312)

Change in Class I Shares	1,792	1,599	50	(8)

Class R2
Issued	—	—	1	4
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	— (a)	(1)

Change in Class R2 Shares	—	—	1	3

Class R3
Issued	—	—	63	82
Reinvested	—	—	4	— (a)
Redeemed	—	—	(54)	(7)

Change in Class R3 Shares	—	—	13	75

Class R4
Issued	—	—	28	16
Reinvested	—	—	2	2
Redeemed	—	—	(19)	(6)

Change in Class R4 Shares	—	—	11	12

Class R5
Issued	—	—	762	1,028
Reinvested	—	—	177	329
Redeemed	—	—	(1,730)	(966)

Change in Class R5 Shares	—	—	(791)	391

Class R6 (b)
Issued	5,128	3,705	1,648	3,183
Reinvested	143	— (a)	177	134
Redeemed	(1,520)	(230)	(1,769)	(365)

Change in Class R6 Shares	3,751	3,475	56	2,952

(a)	Amount rounds to less than one thousand.
(b)	Commencement of offering of class of shares effective July 2, 2018 for JPMorgan Small Cap Blend Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$313,626	$161,692	$180,131	$186,511
Distributions reinvested	38,275	57,371	24,237	34,926
Cost of shares redeemed	(415,845)	(467,700)	(147,817)	(139,043)

Change in net assets resulting from Class A capital transactions	$(63,944)	$(248,637)	$56,551	$82,394

Class C
Proceeds from shares issued	$2,175	$4,981	$21,380	$31,303
Distributions reinvested	6,552	11,037	4,812	8,141
Cost of shares redeemed	(27,646)	(37,555)	(25,261)	(17,570)

Change in net assets resulting from Class C capital transactions	$(18,919)	$(21,537)	$931	$21,874

Class I
Proceeds from shares issued	$1,699,465	$812,167	$288,209	$249,007
Distributions reinvested	138,087	161,114	13,161	22,035
Cost of shares redeemed	(1,065,103)	(1,009,139)	(164,919)	(234,917)

Change in net assets resulting from Class I capital transactions	$772,449	$(35,858)	$136,451	$36,125

Class L
Proceeds from shares issued	$—	$—	$272,538	$299,095
Distributions reinvested	—	—	28,396	42,498
Cost of shares redeemed	—	—	(206,673)	(182,736)

Change in net assets resulting from Class L capital transactions	$—	$—	$94,261	$158,857

Class R2
Proceeds from shares issued	$3,031	$3,928	$4,229	$5,637
Distributions reinvested	325	442	1,583	3,392
Cost of shares redeemed	(5,397)	(6,276)	(9,363)	(12,461)

Change in net assets resulting from Class R2 capital transactions	$(2,041)	$(1,906)	$(3,551)	$(3,432)

Class R3
Proceeds from shares issued	$1,095	$780	$4,272	$700
Distributions reinvested	125	131	220	93
Cost of shares redeemed	(569)	(764)	(812)	(162)

Change in net assets resulting from Class R3 capital transactions	$651	$147	$3,680	$631

Class R4
Proceeds from shares issued	$51	$437	$1,777	$742
Distributions reinvested	23	49	138	91
Cost of shares redeemed	(60)	(556)	(653)	(210)

Change in net assets resulting from Class R4 capital transactions	$14	$(70)	$1,262	$623

Class R5
Proceeds from shares issued	$152,763	$249,768	$10,790	$15,804
Distributions reinvested	49,703	72,102	807	3,229
Cost of shares redeemed	(339,014)	(311,556)	(5,345)	(29,628)

Change in net assets resulting from Class R5 capital transactions	$(136,548)	$10,314	$6,252	$(10,595)

Class R6
Proceeds from shares issued	$640,649	$273,648	$925,190	$737,982
Distributions reinvested	72,408	84,729	89,486	120,678
Cost of shares redeemed	(379,561)	(348,341)	(617,677)	(352,159)

Change in net assets resulting from Class R6 capital transactions	$333,496	$10,036	$396,999	$506,501

Total change in net assets resulting from capital transactions	$885,158	$(287,511)	$692,836	$792,978

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Equity Fund		JPMorgan Small Cap Growth Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	6,782	3,220	10,856	11,086
Reinvested	760	1,280	1,419	2,442
Redeemed	(9,053)	(9,569)	(9,052)	(8,306)

Change in Class A Shares	(1,511)	(5,069)	3,223	5,222

Class C
Issued	64	137	1,896	2,555
Reinvested	184	339	419	819
Redeemed	(847)	(1,057)	(2,281)	(1,609)

Change in Class C Shares	(599)	(581)	34	1,765

Class I
Issued	31,752	14,200	15,402	13,101
Reinvested	2,334	3,089	682	1,377
Redeemed	(20,362)	(18,069)	(9,213)	(12,472)

Change in Class I Shares	13,724	(780)	6,871	2,006

Class L
Issued	—	—	14,183	15,406
Reinvested	—	—	1,419	2,570
Redeemed	—	—	(10,894)	(9,858)

Change in Class L Shares	—	—	4,708	8,118

Class R2
Issued	65	81	269	352
Reinvested	7	10	97	247
Redeemed	(120)	(128)	(588)	(774)

Change in Class R2 Shares	(48)	(37)	(222)	(175)

Class R3
Issued	25	15	253	42
Reinvested	2	3	13	7
Redeemed	(14)	(15)	(49)	(10)

Change in Class R3 Shares	13	3	217	39

Class R4
Issued	1	7	102	45
Reinvested	— (a)	1	8	6
Redeemed	(1)	(10)	(38)	(12)

Change in Class R4 Shares	— (a)	(2)	72	39

Class R5
Issued	2,800	4,320	551	779
Reinvested	837	1,380	41	195
Redeemed	(6,109)	(5,632)	(279)	(1,640)

Change in Class R5 Shares	(2,472)	68	313	(666)

Class R6
Issued	11,645	4,903	47,492	37,658
Reinvested	1,219	1,623	4,411	7,213
Redeemed	(7,061)	(6,057)	(31,625)	(18,147)

Change in Class R6 Shares	5,803	469	20,278	26,724

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$24,245	$39,092	$19,360	$31,276
Distributions reinvested	10,115	30,915	328	16,222
Cost of shares redeemed	(67,548)	(150,367)	(53,824)	(84,556)

Change in net assets resulting from Class A capital transactions	$(33,188)	$(80,360)	$(34,136)	$(37,058)

Class C
Proceeds from shares issued	$527	$1,412	$1,325	$4,264
Distributions reinvested	1,043	3,378	13	3,767
Cost of shares redeemed	(6,896)	(6,345)	(9,632)	(17,367)

Change in net assets resulting from Class C capital transactions	$(5,326)	$(1,555)	$(8,294)	$(9,336)

Class I
Proceeds from shares issued	$61,608	$111,050	$54,409	$93,832
Distributions reinvested	14,229	37,950	1,403	33,313
Cost of shares redeemed	(175,602)	(129,351)	(148,125)	(216,008)

Change in net assets resulting from Class I capital transactions	$(99,765)	$19,649	$(92,313)	$(88,863)

Class L
Proceeds from shares issued	$—	$—	$180,077	$138,828
Distributions reinvested	—	—	2,129	43,991
Cost of shares redeemed	—	—	(262,774)	(204,856)

Change in net assets resulting from Class L capital transactions	$—	$—	$(80,568)	$(22,037)

Class R2
Proceeds from shares issued	$8,711	$11,408	$7,181	$18,232
Distributions reinvested	2,053	4,865	18	3,913
Cost of shares redeemed	(14,418)	(15,716)	(18,727)	(17,683)

Change in net assets resulting from Class R2 capital transactions	$(3,654)	$557	$(11,528)	$4,462

Class R3
Proceeds from shares issued	$5,318	$6,293	$7,420	$13,013
Distributions reinvested	926	1,910	85	2,049
Cost of shares redeemed	(7,200)	(2,872)	(6,924)	(5,163)

Change in net assets resulting from Class R3 capital transactions	$(956)	$5,331	$581	$9,899

Class R4
Proceeds from shares issued	$767	$514	$3,577	$3,626
Distributions reinvested	6	53	52	678
Cost of shares redeemed	(740)	(142)	(1,334)	(2,627)

Change in net assets resulting from Class R4 capital transactions	$33	$425	$2,295	$1,677

Class R5
Proceeds from shares issued	$9,383	$23,910	$2,217	$8,102
Distributions reinvested	2,524	14,495	33	958
Cost of shares redeemed	(41,707)	(70,249)	(7,177)	(1,751)

Change in net assets resulting from Class R5 capital transactions	$(29,800)	$(31,844)	$(4,927)	$7,309

Class R6
Proceeds from shares issued	$151,215	$212,292	$69,664	$117,831
Subscriptions in-kind (See Note 8)	—	—	—	13,799
Distributions reinvested	51,882	121,650	3,215	45,073
Cost of shares redeemed	(345,931)	(224,803)	(226,135)	(112,182)

Change in net assets resulting from Class R6 capital transactions	$(142,834)	$109,139	$(153,256)	$64,521

Total change in net assets resulting from capital transactions	$(315,490)	$21,342	$(382,146)	$(69,426)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Small Cap Value Fund		JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	1,212	1,538	1,287	1,816
Reinvested	431	1,333	19	1,049
Redeemed	(3,143)	(5,737)	(3,461)	(5,034)

Change in Class A Shares	(1,500)	(2,866)	(2,155)	(2,169)

Class C
Issued	34	68	93	258
Reinvested	56	182	1	257
Redeemed	(404)	(320)	(673)	(1,066)

Change in Class C Shares	(314)	(70)	(579)	(551)

Class I
Issued	2,798	4,075	3,533	5,437
Reinvested	565	1,528	79	2,098
Redeemed	(8,060)	(4,698)	(9,733)	(12,470)

Change in Class I Shares	(4,697)	905	(6,121)	(4,935)

Class L
Issued	—	—	11,011	8,225
Reinvested	—	—	120	2,772
Redeemed	—	—	(17,742)	(12,189)

Change in Class L Shares	—	—	(6,611)	(1,192)

Class R2
Issued	442	456	493	1,048
Reinvested	88	212	1	259
Redeemed	(711)	(619)	(1,228)	(1,064)

Change in Class R2 Shares	(181)	49	(734)	243

Class R3
Issued	258	233	507	778
Reinvested	40	83	5	133
Redeemed	(364)	(113)	(460)	(312)

Change in Class R3 Shares	(66)	203	52	599

Class R4
Issued	39	17	226	208
Reinvested	— (a)	2	3	43
Redeemed	(33)	(5)	(86)	(153)

Change in Class R4 Shares	6	14	143	98

Class R5
Issued	416	838	137	437
Reinvested	101	582	2	61
Redeemed	(1,734)	(2,739)	(432)	(102)

Change in Class R5 Shares	(1,217)	(1,319)	(293)	396

Class R6
Issued	7,059	8,015	4,527	6,749
Subscriptions in-kind (See Note 8)	—	—	—	828
Reinvested	2,072	4,881	181	2,839
Redeemed	(14,571)	(8,321)	(14,475)	(6,595)

Change in Class R6 Shares	(5,440)	4,575	(9,767)	3,821

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Year Ended June 30, 2020	$19.78	$0.04	$(0.04)	$— (f)	$(0.02)	$(0.65)	$(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Year Ended June 30, 2018	22.03	(0.20)	7.54	7.34	—	(2.72)	(2.72)
Year Ended June 30, 2017	19.14	(0.16)	6.24	6.08	—	(3.19)	(3.19)
Year Ended June 30, 2016	26.04	(0.16)	(3.52)	(3.68)	—	(3.22)	(3.22)

Class C
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Year Ended June 30, 2018	17.12	(0.24)	5.73	5.49	—	(2.72)	(2.72)
Year Ended June 30, 2017	15.58	(0.21)	4.94	4.73	—	(3.19)	(3.19)
Year Ended June 30, 2016	21.97	(0.22)	(2.95)	(3.17)	—	(3.22)	(3.22)

Class I
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Year Ended June 30, 2018	24.83	(0.15)	8.57	8.42	—	(2.72)	(2.72)
Year Ended June 30, 2017	21.17	(0.12)	6.97	6.85	—	(3.19)	(3.19)
Year Ended June 30, 2016	28.34	(0.14)	(3.81)	(3.95)	—	(3.22)	(3.22)

Class R6
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$19.11	(0.24)%	$132,674	1.24%	0.19%	1.32%	48%
19.78	0.70	116,751	1.24	(0.01)	1.37	75
26.65	35.55	85,586	1.24	(0.81)	1.36	89
22.03	34.99	66,189	1.25	(0.78)	1.48	41
19.14	(14.42)	55,583	1.25	(0.76)	1.51	56

12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75
19.89	34.88	40,470	1.74	(1.31)	1.83	89
17.12	34.25	36,707	1.74	(1.28)	2.04	41
15.58	(14.80)	32,734	1.75	(1.27)	2.12	56

23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75
30.53	35.91	92,701	0.99	(0.56)	1.08	89
24.83	35.29	67,496	1.00	(0.53)	1.18	41
21.17	(14.19)	64,589	1.00	(0.57)	1.09	56

23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Core Fund
Class A
Year Ended June 30, 2020	$49.98	$0.15		$(6.00)	$(5.85)	$(0.15)	$(1.86)	$(2.01)
Year Ended June 30, 2019	57.16	0.11		(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Year Ended June 30, 2018	52.32	0.04	(f)	9.19	9.23	(0.01)	(4.38)	(4.39)
Year Ended June 30, 2017	45.88	(0.04)		11.81	11.77	(0.20)	(5.13)	(5.33)
May 31, 2016 (g) through June 30, 2016	45.81	0.02	(f)	0.05	0.07	—	—	—

Class C
Year Ended June 30, 2020	49.27	(0.07)		(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)		(3.50)	(3.65)	—	(3.75)	(3.75)
Year Ended June 30, 2018	52.14	(0.24	)(f)	9.15	8.91	—	(4.38)	(4.38)
Year Ended June 30, 2017	45.86	(0.24)		11.74	11.50	(0.09)	(5.13)	(5.22)
May 31, 2016 (g) through June 30, 2016	45.81	—	(f)(h)	0.05	0.05	—	—	—

Class I
Year Ended June 30, 2020	50.25	0.28		(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23		(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Year Ended June 30, 2018	52.58	0.17	(f)	9.24	9.41	(0.17)	(4.38)	(4.55)
January 3, 2017 (g) through June 30, 2017	50.44	0.07		2.07	2.14	—	—	—

Class R2
Year Ended June 30, 2020	50.01	0.05		(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04		(3.60)	(3.56)	—	(3.75)	(3.75)
July 31, 2017 (g) through June 30, 2018	53.24	(0.08	)(f)	8.58	8.50	(0.04)	(4.38)	(4.42)

Class R3
Year Ended June 30, 2020	50.18	0.16		(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26		(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
July 31, 2017 (g) through June 30, 2018	53.24	0.05	(f)	8.58	8.63	(0.09)	(4.38)	(4.47)

Class R4
Year Ended June 30, 2020	50.28	0.28		(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23		(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
July 31, 2017 (g) through June 30, 2018	53.24	0.18	(f)	8.58	8.76	(0.14)	(4.38)	(4.52)

Class R5
Year Ended June 30, 2020	50.42	0.36		(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33		(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Year Ended June 30, 2018	52.64	0.26	(f)	9.28	9.54	(0.17)	(4.38)	(4.55)
Year Ended June 30, 2017	45.90	0.20		11.83	12.03	(0.16)	(5.13)	(5.29)
Year Ended June 30, 2016	56.18	0.15	(f)	(5.25)	(5.10)	(0.32)	(4.86)	(5.18)

Class R6
Year Ended June 30, 2020	50.34	0.39		(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39		(3.61)	(3.22)	(0.24)	(3.75)	(3.99)
Year Ended June 30, 2018	52.57	0.33	(f)	9.23	9.56	(0.20)	(4.38)	(4.58)
Year Ended June 30, 2017	45.90	0.29		11.76	12.05	(0.25)	(5.13)	(5.38)
May 31, 2016 (g) through June 30, 2016	45.81	0.04	(f)	0.05	0.09	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$42.12	(12.40)%	$4,127	1.24%	0.33%		1.38%	102%
49.98	(5.48)	5,896	1.23	0.21		1.36	74
57.16	18.37	4,624	1.24	0.07	(f)	1.41	39
52.32	26.29	2,203	1.24	(0.07)		1.45	61
45.88	0.15	23	1.25	0.56	(f)	1.39	58

41.41	(12.84)	1,690	1.74	(0.16)		1.82	102
49.27	(5.97)	2,307	1.73	(0.30)		1.86	74
56.67	17.79	1,816	1.74	(0.45	)(f)	1.90	39
52.14	25.68	1,017	1.74	(0.47)		1.96	61
45.86	0.11	20	1.74	0.06	(f)	1.89	58

42.35	(12.18)	13,264	0.99	0.61		1.06	102
50.25	(5.24)	13,211	0.98	0.45		1.09	74
57.44	18.64	15,557	0.99	0.32	(f)	1.12	39
52.58	4.24	3,545	0.99	0.26		1.21	61

42.07	(12.62)	180	1.49	0.11		1.69	102
50.01	(5.73)	166	1.48	0.08		2.08	74
57.32	16.67	24	1.49	(0.15	)(f)	1.72	39

42.23	(12.40)	3,692	1.24	0.36		1.30	102
50.18	(5.51)	3,768	1.23	0.53		1.59	74
57.40	16.94	24	1.24	0.10	(f)	1.46	39

42.37	(12.17)	2,125	0.99	0.61		1.06	102
50.28	(5.26)	1,941	0.98	0.45		1.10	74
57.48	17.21	1,536	0.99	0.36	(f)	1.11	39

42.51	(12.02)	148,185	0.80	0.78		0.90	102
50.42	(5.07)	215,630	0.79	0.63		0.93	74
57.63	18.88	223,933	0.79	0.48	(f)	0.97	39
52.64	26.87	187,198	0.79	0.40		1.11	61
45.90	(8.97)	164,573	0.80	0.30	(f)	1.16	58

42.45	(11.95)	176,598	0.74	0.84		0.80	102
50.34	(5.02)	206,625	0.73	0.75		0.83	74
57.55	18.95	66,306	0.74	0.59	(f)	0.86	39
52.57	26.94	16,782	0.74	0.56		0.98	61
45.90	0.20	20	0.74	1.06	(f)	0.88	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2020	$50.05	$0.12		$(1.95)	$(1.83)	$(0.15)	$(2.38)	$(2.53)
Year Ended June 30, 2019	52.43	0.12		0.95	1.07	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.63	0.10		6.67	6.77	(0.10)	(2.87)	(2.97)
Year Ended June 30, 2017	41.68	0.11		8.21	8.32	(0.12)	(1.25)	(1.37)
Year Ended June 30, 2016	44.68	0.13	(f)	0.08	0.21	(0.14)	(3.07)	(3.21)

Class C
Year Ended June 30, 2020	36.25	(0.08)		(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)		0.61	0.52	—	(3.39)	(3.39)
Year Ended June 30, 2018	37.07	(0.12)		5.04	4.92	—	(2.87)	(2.87)
Year Ended June 30, 2017	32.21	(0.09)		6.31	6.22	(0.11)	(1.25)	(1.36)
Year Ended June 30, 2016	35.32	(0.06	)(f)	0.02	(0.04)	—	(3.07)	(3.07)

Class I
Year Ended June 30, 2020	58.34	0.30		(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29		1.12	1.41	(0.20)	(3.39)	(3.59)
Year Ended June 30, 2018	55.69	0.26		7.67	7.93	(0.23)	(2.87)	(3.10)
Year Ended June 30, 2017	47.50	0.28		9.37	9.65	(0.21)	(1.25)	(1.46)
Year Ended June 30, 2016	50.31	0.25	(f)	0.17	0.42	(0.16)	(3.07)	(3.23)

Class R2
Year Ended June 30, 2020	48.98	0.01		(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	—	(g)	0.93	0.93	—	(3.39)	(3.39)
Year Ended June 30, 2018	47.81	(0.03)		6.55	6.52	(0.02)	(2.87)	(2.89)
Year Ended June 30, 2017	41.08	—	(g)	8.08	8.08	(0.10)	(1.25)	(1.35)
Year Ended June 30, 2016	44.04	0.01	(f)	0.10	0.11	—	(3.07)	(3.07)

Class R3
Year Ended June 30, 2020	49.73	0.13		(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13		0.92	1.05	(0.06)	(3.39)	(3.45)
Year Ended June 30, 2018	48.54	0.12		6.63	6.75	(0.29)	(2.87)	(3.16)
September 9, 2016 (i) through June 30, 2017	43.22	0.12		6.68	6.80	(0.23)	(1.25)	(1.48)

Class R4
Year Ended June 30, 2020	58.26	0.29		(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29		1.12	1.41	(0.18)	(3.39)	(3.57)
Year Ended June 30, 2018	55.64	0.33		7.59	7.92	(0.27)	(2.87)	(3.14)
September 9, 2016 (i) through June 30, 2017	49.28	0.23		7.63	7.86	(0.25)	(1.25)	(1.50)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$45.69	(4.11)%	$653,887	1.26%	0.25%		1.27%	23%
50.05	2.82	791,846	1.23	0.24		1.25	23
52.43	14.33	1,095,395	1.24	0.19		1.26	17
48.63	20.14	1,135,394	1.29	0.24		1.35	21
41.68	1.10	736,629	1.29	0.31	(f)	1.38	32

32.42	(4.56)	80,258	1.74	(0.24)		1.75	23
36.25	2.31	111,453	1.73	(0.25)		1.75	23
39.12	13.76	143,030	1.74	(0.32)		1.76	17
37.07	19.53	171,352	1.79	(0.25)		1.84	21
32.21	0.63	70,176	1.79	(0.20	)(f)	1.85	32

53.70	(3.83)	3,240,725	0.98	0.54		0.99	23
58.34	3.05	2,720,056	0.98	0.51		1.00	23
60.52	14.61	2,868,739	0.98	0.45		1.00	17
55.69	20.50	2,722,213	0.99	0.54		1.07	21
47.50	1.41	1,261,772	0.99	0.54	(f)	1.14	32

44.70	(4.32)	6,746	1.49	0.02		1.52	23
48.98	2.56	9,718	1.48	0.00	(h)	1.52	23
51.44	14.02	12,133	1.49	(0.06)		1.52	17
47.81	19.85	13,078	1.53	0.00	(h)	1.73	21
41.08	0.85	5,313	1.54	0.03	(f)	1.72	32

45.38	(4.08)	2,948	1.24	0.28		1.24	23
49.73	2.79	2,597	1.23	0.26		1.25	23
52.13	14.33	2,542	1.23	0.24		1.30	17
48.54	15.92	104	1.24	0.32		1.36	21

53.63	(3.83)	449	0.98	0.53		1.01	23
58.26	3.05	475	0.98	0.50		1.03	23
60.42	14.61	624	0.98	0.57		1.07	17
55.64	16.14	60	0.99	0.55		1.14	21

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund (continued)
Class R5
Year Ended June 30, 2020	$58.51	$0.40		$(2.30)	$(1.90)	$(0.35)	$(2.38)	$(2.73)
Year Ended June 30, 2019	60.69	0.41		1.11	1.52	(0.31)	(3.39)	(3.70)
Year Ended June 30, 2018	55.84	0.37		7.70	8.07	(0.35)	(2.87)	(3.22)
Year Ended June 30, 2017	47.57	0.36		9.42	9.78	(0.26)	(1.25)	(1.51)
Year Ended June 30, 2016	50.43	0.36	(f)	0.15	0.51	(0.30)	(3.07)	(3.37)

Class R6
Year Ended June 30, 2020	58.50	0.44		(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44		1.11	1.55	(0.34)	(3.39)	(3.73)
Year Ended June 30, 2018	55.83	0.41		7.69	8.10	(0.38)	(2.87)	(3.25)
Year Ended June 30, 2017	47.57	0.46		9.34	9.80	(0.29)	(1.25)	(1.54)
May 31, 2016 (i) through June 30, 2016	47.04	0.06	(f)	0.47	0.53	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Amount rounds to less than $0.005.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$53.88	(3.65)%	$984,863	0.80%	0.71%		0.84%	23%
58.51	3.26	1,214,075	0.79	0.70		0.85	23
60.69	14.83	1,255,251	0.79	0.64		0.85	17
55.84	20.74	1,267,593	0.79	0.68		0.86	21
47.57	1.62	1,349,107	0.79	0.78	(f)	0.86	32

53.87	(3.60)	1,625,610	0.74	0.78		0.74	23
58.50	3.33	1,425,704	0.73	0.76		0.75	23
60.68	14.89	1,450,525	0.73	0.71		0.75	17
55.83	20.80	978,649	0.74	0.85		0.76	21
47.57	1.13	25,933	0.73	1.60	(f)	0.75	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2020	$17.00	$(0.11)		$2.88	$2.77	$—	$(1.07)	$(1.07)
Year Ended June 30, 2019	18.45	(0.11)		0.67	0.56	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.81	(0.14	)(f)	5.11	4.97	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.43	(0.10)		3.94	3.84	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.50	(0.09)		(1.94)	(2.03)	—	(1.04)	(1.04)

Class C
Year Ended June 30, 2020	11.78	(0.13)		1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)		0.38	0.24	—	(2.01)	(2.01)
Year Ended June 30, 2018	11.23	(0.16	)(f)	3.81	3.65	—	(1.33)	(1.33)
Year Ended June 30, 2017	8.82	(0.13)		3.00	2.87	—	(0.46)	(0.46)
Year Ended June 30, 2016	11.50	(0.12)		(1.52)	(1.64)	—	(1.04)	(1.04)

Class I
Year Ended June 30, 2020	19.05	(0.07)		3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)		0.79	0.71	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.18	(0.11	)(f)	5.61	5.50	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.42	(0.07)		4.29	4.22	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.61	(0.07)		(2.08)	(2.15)	—	(1.04)	(1.04)

Class L
Year Ended June 30, 2020	19.71	(0.04)		3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)		0.82	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.08	)(f)	5.76	5.68	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.72	(0.05)		4.39	4.34	—	(0.46)	(0.46)
Year Ended June 30, 2016	15.93	(0.05)		(2.12)	(2.17)	—	(1.04)	(1.04)

Class R2
Year Ended June 30, 2020	16.31	(0.14)		2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)		0.63	0.48	—	(2.01)	(2.01)
Year Ended June 30, 2018	14.39	(0.17	)(f)	4.95	4.78	—	(1.33)	(1.33)
Year Ended June 30, 2017	11.15	(0.13)		3.83	3.70	—	(0.46)	(0.46)
Year Ended June 30, 2016	14.20	(0.12)		(1.89)	(2.01)	—	(1.04)	(1.04)

Class R3
Year Ended June 30, 2020	17.00	(0.11)		2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)		0.66	0.56	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.13	)(f)	4.74	4.61	—	(1.33)	(1.33)

Class R4
Year Ended June 30, 2020	17.09	(0.06)		2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)		0.67	0.60	—	(2.01)	(2.01)
July 31, 2017 (g) through June 30, 2018	15.17	(0.09	)(f)	4.75	4.66	—	(1.33)	(1.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.70	16.92%	$500,357	1.24%	(0.63)%		1.27%	51%
17.00	5.08	400,127	1.24	(0.68)		1.27	58
18.45	35.14	337,933	1.24	(0.83	)(f)	1.29	58
14.81	34.36	196,403	1.24	(0.75)		1.40	42
11.43	(14.17)	179,093	1.25	(0.77)		1.50	47

12.53	16.32	62,434	1.74	(1.13)		1.77	51
11.78	4.51	58,288	1.74	(1.17)		1.77	58
13.55	34.56	43,116	1.74	(1.32	)(f)	1.77	58
11.23	33.51	20,352	1.74	(1.25)		1.85	42
8.82	(14.50)	18,218	1.75	(1.27)		1.91	47

21.14	17.19	466,094	0.99	(0.37)		1.01	51
19.05	5.36	289,094	0.99	(0.43)		1.02	58
20.35	35.45	268,082	0.99	(0.57	)(f)	1.02	58
16.18	34.69	110,644	1.00	(0.50)		1.12	42
12.42	(13.92)	102,174	1.00	(0.52)		1.18	47

21.93	17.40	735,649	0.84	(0.23)		0.86	51
19.71	5.51	568,539	0.84	(0.27)		0.86	58
20.95	35.65	434,286	0.84	(0.43	)(f)	0.86	58
16.60	34.82	360,044	0.85	(0.35)		0.93	42
12.72	(13.76)	271,369	0.85	(0.35)		0.96	47

17.85	16.64	24,496	1.49	(0.88)		1.52	51
16.31	4.79	26,011	1.49	(0.94)		1.52	58
17.84	34.83	31,569	1.49	(1.08	)(f)	1.52	58
14.39	33.96	23,569	1.49	(1.00)		1.70	42
11.15	(14.34)	21,276	1.50	(1.01)		1.85	47

18.66	16.86	5,217	1.24	(0.63)		1.29	51
17.00	5.08	1,072	1.24	(0.63)		1.37	58
18.45	31.93	446	1.23	(0.80	)(f)	1.28	58

18.83	17.25	2,821	0.99	(0.38)		1.04	51
17.09	5.30	1,336	0.99	(0.39)		1.01	58
18.50	32.28	726	0.99	(0.53	)(f)	1.17	58

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R5
Year Ended June 30, 2020	$19.72	$(0.04)		$3.36	$3.32	$(0.02)	$(1.07)	$(1.09)
Year Ended June 30, 2019	20.96	(0.07)		0.84	0.77	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.60	(0.07	)(f)	5.76	5.69	—	(1.33)	(1.33)
September 9, 2016 (g) through June 30, 2017	13.75	(0.04)		3.35	3.31	—	(0.46)	(0.46)

Class R6
Year Ended June 30, 2020	19.95	(0.02)		3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)		0.83	0.80	—	(2.01)	(2.01)
Year Ended June 30, 2018	16.73	(0.06	)(f)	5.82	5.76	—	(1.33)	(1.33)
Year Ended June 30, 2017	12.80	(0.04)		4.43	4.39	—	(0.46)	(0.46)
Year Ended June 30, 2016	16.01	(0.03)		(2.14)	(2.17)	—	(1.04)	(1.04)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.95	17.37%	$22,261	0.84%	(0.23)%		0.86%	51%
19.72	5.50	13,817	0.84	(0.34)		0.86	58
20.96	35.71	28,656	0.84	(0.37	)(f)	0.88	58
16.60	24.72	1,186	0.82	(0.31)		0.84	42

22.21	17.49	2,140,824	0.74	(0.12)		0.76	51
19.95	5.60	1,518,382	0.74	(0.16)		0.76	58
21.16	35.86	1,045,098	0.74	(0.32	)(f)	0.76	58
16.73	34.99	603,730	0.75	(0.25)		0.76	42
12.80	(13.69)	445,008	0.75	(0.25)		0.77	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2020	$23.65	$0.16		$(3.82)	$(3.66)	$(0.18)	$(1.33)	$(1.51)
Year Ended June 30, 2019	30.42	0.21		(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Year Ended June 30, 2018	29.18	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2017	24.64	0.11	(f)	4.58	4.69	(0.13)	(0.02)	(0.15)
Year Ended June 30, 2016	26.65	0.17		(0.94)	(0.77)	(0.15)	(1.09)	(1.24)

Class C
Year Ended June 30, 2020	18.90	0.04		(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07		(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Year Ended June 30, 2018	24.55	0.04	(f)	2.50	2.54	(0.14)	(1.74)	(1.88)
Year Ended June 30, 2017	20.82	(0.05	)(f)	3.87	3.82	(0.07)	(0.02)	(0.09)
Year Ended June 30, 2016	22.77	0.02		(0.82)	(0.80)	(0.06)	(1.09)	(1.15)

Class I
Year Ended June 30, 2020	25.32	0.23		(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31		(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.80	0.30	(f)	3.18	3.48	(0.29)	(1.74)	(2.03)
Year Ended June 30, 2017	25.97	0.20	(f)	4.81	5.01	(0.16)	(0.02)	(0.18)
Year Ended June 30, 2016	28.00	0.23		(0.97)	(0.74)	(0.20)	(1.09)	(1.29)

Class R2
Year Ended June 30, 2020	23.37	0.11		(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15		(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Year Ended June 30, 2018	28.94	0.12	(f)	2.98	3.10	(0.17)	(1.74)	(1.91)
Year Ended June 30, 2017	24.48	0.04	(f)	4.53	4.57	(0.09)	(0.02)	(0.11)
Year Ended June 30, 2016	26.49	0.11		(0.94)	(0.83)	(0.09)	(1.09)	(1.18)

Class R3
Year Ended June 30, 2020	23.61	0.16		(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23		(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Year Ended June 30, 2018	29.14	0.20	(f)	3.01	3.21	(0.23)	(1.74)	(1.97)
September 9, 2016 (g) through June 30, 2017	25.89	0.12	(f)	3.31	3.43	(0.16)	(0.02)	(0.18)

Class R4
Year Ended June 30, 2020	25.28	0.19		(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30		(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Year Ended June 30, 2018	30.77	0.32	(f)	3.14	3.46	(0.28)	(1.74)	(2.02)
September 9, 2016 (g) through June 30, 2017	27.30	0.18	(f)	3.49	3.67	(0.18)	(0.02)	(0.20)

Class R5
Year Ended June 30, 2020	25.34	0.26		(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34		(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Year Ended June 30, 2018	30.80	0.35	(f)	3.17	3.52	(0.32)	(1.74)	(2.06)
Year Ended June 30, 2017	25.97	0.23	(f)	4.81	5.04	(0.19)	(0.02)	(0.21)
Year Ended June 30, 2016	28.01	0.26		(0.98)	(0.72)	(0.23)	(1.09)	(1.32)

Class R6
Year Ended June 30, 2020	25.38	0.29		(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38		(3.49)	(3.11)	(0.35)	(3.46)	(3.81)
Year Ended June 30, 2018	30.83	0.38	(f)	3.18	3.56	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2017	25.99	0.27	(f)	4.82	5.09	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2016	28.03	0.31		(1.00)	(0.69)	(0.26)	(1.09)	(1.35)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$18.48	(16.78)%	$123,496	1.25%	0.74%		1.27%	42%
23.65	(9.73)	193,505	1.24	0.80		1.26	60
30.42	11.41	336,054	1.24	0.67	(f)	1.30	39
29.18	19.01	518,464	1.24	0.39	(f)	1.44	41
24.64	(2.54)	551,313	1.25	0.69		1.53	46

14.52	(17.14)	9,340	1.74	0.23		1.78	42
18.90	(10.18)	18,088	1.74	0.33		1.77	60
25.21	10.80	25,885	1.75	0.14	(f)	1.78	39
24.55	18.32	40,349	1.85	(0.21	)(f)	1.86	41
20.82	(3.12)	41,161	1.86	0.07		1.94	46

19.88	(16.55)	131,992	0.99	0.98		1.01	42
25.32	(9.49)	287,014	0.99	1.10		1.01	60
32.25	11.70	336,366	0.99	0.96	(f)	1.01	39
30.80	19.30	344,875	0.99	0.67	(f)	1.11	41
25.97	(2.28)	263,436	1.00	0.88		1.18	46

18.25	(16.96)	25,034	1.49	0.51		1.57	42
23.37	(9.94)	36,276	1.49	0.60		1.58	60
30.13	11.12	45,300	1.52	0.41	(f)	1.63	39
28.94	18.68	60,282	1.52	0.14	(f)	1.75	41
24.48	(2.78)	47,309	1.50	0.45		1.91	46

18.45	(16.77)	10,384	1.24	0.76		1.29	42
23.61	(9.72)	14,854	1.24	0.89		1.28	60
30.38	11.42	12,948	1.25	0.67	(f)	1.29	39
29.14	13.24	13,390	1.27	0.53	(f)	1.28	41

19.88	(16.52)	464	0.99	0.92		1.16	42
25.28	(9.51)	436	0.99	1.10		1.04	60
32.21	11.65	102	1.01	1.03	(f)	1.27	39
30.77	13.44	39	1.06	0.75	(f)	1.10	41

19.89	(16.44)	30,637	0.85	1.11		0.87	42
25.34	(9.35)	69,857	0.84	1.21		0.86	60
32.26	11.85	131,506	0.84	1.11	(f)	0.87	39
30.80	19.43	130,338	0.88	0.77	(f)	0.89	41
25.97	(2.21)	96,674	0.90	1.04		0.93	46

19.92	(16.37)	624,226	0.75	1.24		0.76	42
25.38	(9.25)	933,252	0.74	1.36		0.76	60
32.30	11.97	1,040,121	0.74	1.21	(f)	0.76	39
30.83	19.59	1,007,466	0.76	0.90	(f)	0.76	41
25.99	(2.07)	753,439	0.77	1.21		0.77	46

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2020	$15.96	$0.03		$(1.10)	$(1.07)	$(0.04)	$(0.01)	$(0.05)
Year Ended June 30, 2019	19.60	0.03		(1.81)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	18.10	—	(f)(g)	2.69	2.69	—	(1.19)	(1.19)
Year Ended June 30, 2017	15.09	—	(f)(g)	3.02	3.02	(0.01)	— (f)	(0.01)
Year Ended June 30, 2016	16.96	0.02		(1.20)	(1.18)	(0.02)	(0.67)	(0.69)

Class C
Year Ended June 30, 2020	15.06	(0.05)		(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)		(1.72)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.40	(0.09	)(g)	2.58	2.49	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.57	(0.08	)(g)	2.91	2.83	—	— (f)	— (f)
Year Ended June 30, 2016	16.46	(0.05)		(1.17)	(1.22)	—	(0.67)	(0.67)

Class I
Year Ended June 30, 2020	16.40	0.07		(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07		(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Year Ended June 30, 2018	18.47	0.05	(g)	2.75	2.80	(0.03)	(1.19)	(1.22)
Year Ended June 30, 2017	15.40	0.04	(g)	3.08	3.12	(0.05)	— (f)	(0.05)
Year Ended June 30, 2016	17.29	0.06		(1.22)	(1.16)	(0.06)	(0.67)	(0.73)

Class L
Year Ended June 30, 2020	16.38	0.10		(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10		(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Year Ended June 30, 2018	18.46	0.08	(g)	2.76	2.84	(0.06)	(1.19)	(1.25)
Year Ended June 30, 2017	15.39	0.08	(g)	3.08	3.16	(0.09)	— (f)	(0.09)
Year Ended June 30, 2016	17.28	0.10		(1.24)	(1.14)	(0.08)	(0.67)	(0.75)

Class R2
Year Ended June 30, 2020	15.58	(0.01)		(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)		(1.77)	(1.78)	—	(1.86)	(1.86)
Year Ended June 30, 2018	17.81	(0.05	)(g)	2.65	2.60	—	(1.19)	(1.19)
Year Ended June 30, 2017	14.88	(0.04	)(g)	2.97	2.93	—	— (f)	— (f)
Year Ended June 30, 2016	16.77	(0.01)		(1.19)	(1.20)	(0.02)	(0.67)	(0.69)

Class R3
Year Ended June 30, 2020	15.87	0.03		(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04		(1.81)	(1.77)	— (f)	(1.86)	(1.86)
Year Ended June 30, 2018	18.03	0.01	(g)	2.68	2.69	(0.03)	(1.19)	(1.22)
September 9, 2016 (i) through June 30, 2017	16.02	0.04	(g)	2.04	2.08	(0.07)	— (f)	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$14.84	(6.76)%	$94,883	1.22%	0.18%		1.23%	52%
15.96	(8.77)	136,432	1.22	0.16		1.22	64
19.60	15.40	210,050	1.22	0.00	(g)(h)	1.23	52
18.10	20.04	244,958	1.25	(0.01	)(g)	1.35	53
15.09	(6.86)	226,309	1.26	0.15		1.44	49

13.96	(7.25)	18,297	1.74	(0.34)		1.74	52
15.06	(9.22)	28,451	1.72	(0.35)		1.73	64
18.70	14.85	45,633	1.73	(0.50	)(g)	1.73	52
17.40	19.43	49,946	1.75	(0.51	)(g)	1.85	53
14.57	(7.35)	45,932	1.76	(0.34)		1.91	49

15.25	(6.51)	160,892	0.96	0.44		0.96	52
16.40	(8.49)	273,370	0.96	0.41		0.96	64
20.05	15.73	433,317	0.96	0.27	(g)	0.97	52
18.47	20.29	387,043	1.01	0.25	(g)	1.05	53
15.40	(6.63)	289,631	1.00	0.42		1.11	49

15.23	(6.37)	302,427	0.81	0.60		0.81	52
16.38	(8.42)	433,521	0.81	0.58		0.81	64
20.05	15.95	554,361	0.81	0.42	(g)	0.82	52
18.46	20.50	711,139	0.82	0.43	(g)	0.87	53
15.39	(6.48)	587,279	0.82	0.63		0.90	49

14.48	(7.01)	30,330	1.48	(0.09)		1.49	52
15.58	(8.95)	44,064	1.47	(0.07)		1.49	64
19.22	15.13	49,715	1.48	(0.25	)(g)	1.48	52
17.81	19.70	51,511	1.50	(0.24	)(g)	1.69	53
14.88	(7.09)	34,326	1.51	(0.05)		1.75	49

14.74	(6.78)	22,953	1.21	0.20		1.21	52
15.87	(8.75)	23,887	1.21	0.23		1.21	64
19.50	15.49	17,655	1.21	0.04	(g)	1.21	52
18.03	13.01	9,560	1.23	0.25	(g)	1.24	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R4
Year Ended June 30, 2020	$16.32	$0.07		$(1.12)	$(1.05)	$(0.10)	$(0.01)	$(0.11)
Year Ended June 30, 2019	19.98	0.08		(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
Year Ended June 30, 2018	18.44	0.05	(g)	2.75	2.80	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.36	0.13	(g)	2.04	2.17	(0.09)	— (f)	(0.09)

Class R5
Year Ended June 30, 2020	16.34	0.09		(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11		(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Year Ended June 30, 2018	18.45	0.08	(g)	2.74	2.82	(0.07)	(1.19)	(1.26)
September 9, 2016 (i) through June 30, 2017	16.35	0.07	(g)	2.13	2.20	(0.10)	— (f)	(0.10)

Class R6
Year Ended June 30, 2020	16.40	0.11		(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12		(1.86)	(1.74)	(0.07)	(1.86)	(1.93)
Year Ended June 30, 2018	18.48	0.10	(g)	2.76	2.86	(0.08)	(1.19)	(1.27)
Year Ended June 30, 2017	15.40	0.10	(g)	3.08	3.18	(0.10)	— (f)	(0.10)
Year Ended June 30, 2016	17.29	0.11		(1.23)	(1.12)	(0.10)	(0.67)	(0.77)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than 0.005%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$15.16	(6.55)%	$8,042	0.97%	0.45%		0.98%	52%
16.32	(8.52)	6,313	0.97	0.45		0.98	64
19.98	15.73	5,773	1.01	0.28	(g)	1.04	52
18.44	13.24	794	1.00	0.89	(g)	1.07	53

15.20	(6.36)	6,496	0.81	0.56		0.81	52
16.34	(8.39)	11,770	0.81	0.64		0.81	64
20.01	15.83	6,491	0.85	0.43	(g)	0.86	52
18.45	13.44	145	0.83	0.51	(g)	0.90	53

15.25	(6.27)	255,716	0.71	0.68		0.71	52
16.40	(8.30)	435,139	0.71	0.70		0.72	64
20.07	16.05	455,851	0.71	0.53	(g)	0.72	52
18.48	20.64	296,577	0.72	0.55	(g)	0.72	53
15.40	(6.39)	139,835	0.73	0.71		0.74	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6(1)	JPM I	Diversified
JPMorgan Small Cap Core Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Class R6 commenced operations on July 2, 2018 for JPMorgan Small Cap Blend Fund.

The investment objectives of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Core Fund (“Small Cap Core Fund”) and JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) are to seek capital growth over the long term.

The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.

Class L Shares for the Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L shares of the Funds unless they meet certain requirements as described in the Funds’ prospectuses.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Small Cap Blend Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$455,744	$—	$—		$455,744
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	17,254	—	—		17,254
Investment of cash collateral from securities loaned	34,262	—	—		34,262

Total Short-Term Investments	51,516	—	—		51,516

Total Investments in Securities	$507,260	$—	$—	(a)	$507,260

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$375,449	$—	$—		$375,449

Appreciation in Other Financial Instruments
Futures Contracts (b)	$94	$—	$—		$94

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$6,861,797	$—	$—		$6,861,797

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$3,850,582	$—	$—		$3,850,582
Rights	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	123,428	—	—		123,428
Investment of cash collateral from securities loaned	317,008	—	—		317,008

Total Short-Term Investments	440,436	—	—		440,436

Total Investments in Securities	$4,291,018	$—	$—	(a)	$4,291,018

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (b)	$1,030,907	$—	$—		$1,030,907

Appreciation in Other Financial Instruments
Futures Contracts (b)	$279	$—	$—		$279

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks	$888,265	$—	$—		$888,265
Rights	—	—	165		165
Short-Term Investments
Investment Companies	14,420	—	—		14,420
Investment of cash collateral from securities loaned	91,886	—	—		91,886

Total Short-Term Investments	106,306	—	—		106,306

Total Investments in Securities	$994,571	$—	$165		$994,736

Appreciation in Other Financial Instruments
Futures Contracts	$53	$—	$—		$53

(a)	Amount rounds to less than one thousand.
(b)	Please refer to the SOIs for specifics of portfolio holdings.

B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain loan fees and the interest on cash collateral investments but are required to pay the borrower a rebate for the use of cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2020 (amounts in thousands).

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$33,465	$(33,465)	$—
Small Cap Core Fund	23,895	(23,895)	—
Small Cap Equity Fund	281,563	(281,563)	—
Small Cap Growth Fund	305,026	(305,026)	—
Small Cap Value Fund	67,671	(67,671)	—
U.S. Small Company Fund	89,671	(89,671)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.15% to 0.06%. For the year ended June 30, 2020, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows (amounts in thousands):

Small Cap Blend Fund	$6
Small Cap Core Fund	5
Small Cap Equity Fund	29
Small Cap Growth Fund	38
Small Cap Value Fund	12
U.S. Small Company Fund	15

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the tables below. Amounts in the tables below are in thousands.

Small Cap Blend Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$12,791	$175,960	$171,507	$5		$5		$17,254	17,239	$169		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	26,008	63,999	62,000	8	*	—	(c)	28,015	28,004	378	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	10,612	173,835	178,200	—		—		6,247	6,247	111	*	—

Total	$49,411	$413,794	$411,707	$13		$5		$51,516		$658		$—

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Small Cap Core Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$47,070	$154,081	$191,976	$1		$1	$9,177	9,169	$217		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	25,006	60,000	64,000	(3	)*	3	21,006	20,998	381	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	7,388	164,866	168,378	—		—	3,876	3,876	91	*	—

Total	$79,464	$378,947	$424,354	$(2)		$4	$34,059		$689		$—

Small Cap Equity Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$254,743	$2,199,097	$2,177,545	$23		$85	$276,403	276,154	$4,684		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	177,054	1,141,000	1,065,000	57	*	(16)	253,095	252,994	3,759	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	39,120	939,358	946,430	—		—	32,048	32,048	521	*	—

Total	$470,917	$4,279,455	$4,188,975	$80		$69	$561,546		$8,964		$—

Small Cap Growth Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$24,541	$1,575,737	$1,476,853	$(31)		$34	$123,428	123,317	$869		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	341,079	1,154,000	1,211,000	55	*	(29)	284,105	283,992	4,553	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	75,263	962,486	1,004,846	—		—	32,903	32,903	638	*	—

Total	$440,883	$3,692,223	$3,692,699	$24		$5	$440,436		$6,060		$—

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

Small Cap Value Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$35,272	$554,491	$574,971	$4		$2	$14,798	14,785	$472		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	70,028	171,000	177,000	3	*	1	64,032	64,006	1,167	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	23,241	325,523	343,168	—		—	5,596	5,596	222	*	—

Total	$128,541	$1,051,014	$1,095,139	$7		$3	$84,426		$1,861		$—

U.S. Small Company Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.47% (a)(b)	$38,896	$578,067	$602,551	$9		$(1)	$14,420	14,407	$423		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.51% (a)(b)	106,032	212,001	236,000	5	*	(1)	82,037	82,004	1,387	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	25,260	377,153	392,564	—		—	9,849	9,849	267	*	—

Total	$170,188	$1,167,221	$1,231,115	$14		$(2)	$106,306		$2,077		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

D. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds buy futures contracts to invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2020 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts — Equity:
Average Notional Balance Long	$11,104	$24,518	$24,497
Ending Notional Balance Long	4,524	9,480	5,530
The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class L	Class R2		Class R3		Class R4		Class R5		Class R6		Total
Small Cap Blend Fund
Transfer agency fees	$23	$1	$5	n/a	n/a		n/a		n/a		n/a		$—	(a)	$29
Small Cap Core Fund
Transfer agency fees	4	1	2	n/a	$—	(a)	$—	(a)	$—	(a)	$7		3		17
Small Cap Equity Fund
Transfer agency fees	248	7	65	n/a	2		—	(a)	—	(a)	16		19		357
Small Cap Growth Fund
Transfer agency fees	45	7	19	$8	3		1		1		1		50		135
Small Cap Value Fund
Transfer agency fees	9	3	8	n/a	18		4		—	(a)	5		37		84
U.S. Small Company Fund
Transfer agency fees	18	7	11	12	10		1		1		—	(a)	18		78

(a)	Amount rounds to less than one thousand.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$(7)		$(135)	$142
Small Cap Core Fund	—		812	(812)
Small Cap Equity Fund	—		(4,820)	4,820
Small Cap Growth Fund	25,587		(387)	(25,200)
Small Cap Value Fund	—		(530)	530
U.S. Small Company Fund	—	(a)	(288)	288

(a)	Amount rounds to less than one thousand.

The reclassifications for the Funds relate primarily to investments in partnerships, investments in passive foreign investment companies (“PFICs”), non-taxable dividends, redesignation of distributions and tax equalization.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Core Fund	0.25	0.75	0.50%	0.25%
Small Cap Equity Fund	0.25	0.75	0.50	0.25
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$39	$—	(a)
Small Cap Core Fund	2	—
Small Cap Equity Fund	8	1
Small Cap Growth Fund	113	—	(a)
Small Cap Value Fund	4	—	(a)
U.S. Small Company Fund	3	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Core Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2		Class R3		Class R4		Class R5		Class R6
Small Cap Blend Fund	1.24%		1.74%		0.99%		n/a		n/a		n/a		n/a		n/a		0.74%
Small Cap Core Fund	1.24		1.74		0.99		n/a		1.49%		1.24%		0.99%		0.80%		0.74
Small Cap Equity Fund	n/a	(1)	n/a	(1)	0.99		n/a		1.49		n/a	(1)	0.99		0.80		n/a	(1)
Small Cap Growth Fund	1.24		1.74		0.99		n/a	(2)	1.49		1.24		0.99		0.84		0.74
Small Cap Value Fund	n/a	(3)	1.74		0.99		n/a		1.49		1.24		0.99		n/a	(3)	n/a	(3)
U.S. Small Company Fund	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)	n/a	(4)

(1)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class R3 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.24%, 1.74%, 1.24% and 0.74% for Class A, Class C, Class R3 and Class R6 Shares, respectively.

(2)	Effective November 1, 2019, the contractual expense limitation for Class L Shares expired. Prior to November 1, 2019, the contractual expense limitation was 0.85% for Class L Shares.
(3)

Effective November 1, 2019, the contractual expense limitation for Class A, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.24%, 0.84% and 0.74% for Class A, Class R5 and Class R6 Shares, respectively.

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

(4)

Effective November 1, 2019, the contractual expense limitation for Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares expired. Prior to November 1, 2019, the contractual expense limitation was 1.26%, 1.76%, 1.01%, 0.83%, 1.51%, 1.26%, 1.01%, 0.86% and 0.76% for Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2020. The contractual expense limitation percentages are in place until at least October 31, 2020.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$133	$89	$29	$251	$—
Small Cap Core Fund	141	94	87	322	3
Small Cap Equity Fund	38	24	559	621	—
Small Cap Growth Fund	303	199	77	579	50
Small Cap Value Fund	59	38	68	165	8
U.S. Small Company Fund	—	—	1	1	—

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2020 was as follows (amounts in thousands):

Small Cap Blend Fund	$15
Small Cap Core Fund	18
Small Cap Equity Fund	380
Small Cap Growth Fund	74
Small Cap Value Fund	40
U.S. Small Company Fund	35

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2020, the Small Cap Blend Fund, Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund, and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$308,432	$185,410
Small Cap Core Fund	408,471	429,241
Small Cap Equity Fund	2,002,726	1,413,843
Small Cap Growth Fund	2,053,845	1,604,817
Small Cap Value Fund	518,784	887,719
U.S. Small Company Fund	607,592	932,150

During the year ended June 30, 2020, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$472,490	$80,544	$45,774	$34,770
Small Cap Core Fund	371,438	43,505	39,400	4,105
Small Cap Equity Fund	5,155,091	2,037,348	330,642	1,706,706
Small Cap Growth Fund	3,404,804	1,063,769	177,555	886,214
Small Cap Value Fund	1,067,144	134,315	170,273	(35,958)
U.S. Small Company Fund	962,841	156,867	124,920	31,947

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”) and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2020 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$1,416	$11,873	$13,289
Small Cap Core Fund	3,466	16,618	20,084
Small Cap Equity Fund	35,363	286,303	321,666
Small Cap Growth Fund	7,006	166,240	173,246
Small Cap Value Fund	14,435	69,340	83,775
U.S. Small Company Fund	7,802	518	8,320

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2019 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$8,571	$50,655	$59,226
Small Cap Core Fund	6,092	18,104	24,196
Small Cap Equity Fund	36,602	374,705	411,307
Small Cap Growth Fund	53,918	194,078	247,996
Small Cap Value Fund	27,972	191,083	219,055
U.S. Small Company Fund	59,623	102,260	161,883

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

92	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,533	$3,481	$34,770
Small Cap Core Fund	1,782	(2,830)	4,105
Small Cap Equity Fund	11,059	376	1,706,706
Small Cap Growth Fund	13,604	153,370	886,214
Small Cap Value Fund	328	(31,857)	(35,958)
U.S. Small Company Fund	2,145	(251)	31,947

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, investments in passive foreign investment companies (“PFICs”), non-taxable dividends, post-October capital loss deferrals and late year ordinary loss deferrals.

As of June 30, 2020, the following Funds had the following net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward
	Short-Term	Long-Term
Small Cap Core Fund	$2,830	$—
Small Cap Value Fund	31,857	—
U.S. Small Company Fund	251	—

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of Funds’ next taxable year. For the year ended June 30, 2020, the following Funds deferred to July 1, 2020 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Net Capital Losses		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Small Cap Blend Fund	$3,542	$—	$—
Small Cap Core Fund	20,567	5,235	—
Small Cap Equity Fund	63,340	195,533	—
Small Cap Growth Fund	—	—	5,268
Small Cap Value Fund	26,943	—	—
U.S. Small Company Fund	15,756	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at June 30, 2020. Average borrowings from the Facility during the year ended

June 30, 2020 were as follows (amounts in thousands, except number of days outstanding):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
U.S. Small Company Fund	$2,818	0.79%	3	$—	(a)

(a)	Amount rounds to less than one thousand.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2020, the Funds had individual shareholder and/or non-affiliated omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	2	63.3%
Small Cap Core Fund	2	54.1
Small Cap Equity Fund	3	44.7
Small Cap Growth Fund	1	17.1
U.S. Small Company Fund	2	32.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of June 30, 2020, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of the following Fund as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	17.9%	18.8%

Because the Funds may invest a significant portion of their assets in real estate investment trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is

94	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, negatively impact a Fund’s arbitrage and pricing mechanisms, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subscription in-kind

On April 3, 2019, certain shareholders purchased Class R6 Shares of U.S. Small Company Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below (amounts in thousands):

Value	Type
$13,799	Subscription in-kind

9. Subsequent Events

On August 11, 2020, the contractual expense limitations for the share classes shown below of the Funds were extended until at least October 31, 2021.

Small Cap Blend Fund: Class A, Class C, Class I & Class R6

Small Cap Core Fund: Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 & Class R6

Small Cap Equity Fund: Class I, Class R2, Class R4 & Class R5

Small Cap Growth Fund: Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 & Class R6

Small Cap Value Fund: Class C, Class I, Class R2, Class R3 & Class R4

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	95

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (two of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

96	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	97

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

98	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	99

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

100	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$922.70	$5.93	1.24%
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	920.00	8.31	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	923.60	4.73	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R6
Actual	1,000.00	924.60	3.54	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

JPMorgan Small Cap Core Fund
Class A
Actual	1,000.00	820.70	5.61	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	818.70	7.87	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	821.70	4.48	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R2
Actual	1,000.00	819.60	6.74	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	820.80	5.61	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	101

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Core Fund (continued)
Class R4
Actual	$1,000.00	$821.80	$4.48	0.99%
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R5
Actual	1,000.00	822.40	3.62	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class R6
Actual	1,000.00	822.80	3.35	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	895.70	6.03	1.28
Hypothetical	1,000.00	1,018.50	6.42	1.28
Class C
Actual	1,000.00	893.90	8.19	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	897.10	4.62	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98
Class R2
Actual	1,000.00	894.90	7.02	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	896.00	5.80	1.23
Hypothetical	1,000.00	1,018.75	6.17	1.23
Class R4
Actual	1,000.00	897.10	4.62	0.98
Hypothetical	1,000.00	1,019.99	4.92	0.98
Class R5
Actual	1,000.00	897.90	3.78	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class R6
Actual	1,000.00	898.10	3.49	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,080.30	6.41	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class C
Actual	1,000.00	1,077.40	8.99	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	1,081.90	5.12	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class L
Actual	1,000.00	1,082.40	4.35	0.84
Hypothetical	1,000.00	1,020.69	4.22	0.84
Class R2
Actual	1,000.00	1,079.20	7.70	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	1,079.90	6.41	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24

102	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Growth Fund (continued)
Class R4
Actual	$1,000.00	$1,081.60	$5.12	0.99%
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R5
Actual	1,000.00	1,082.30	4.35	0.84
Hypothetical	1,000.00	1,020.69	4.22	0.84
Class R6
Actual	1,000.00	1,082.90	3.83	0.74
Hypothetical	1,000.00	1,021.18	3.72	0.74

JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	777.70	5.57	1.26
Hypothetical	1,000.00	1,018.60	6.32	1.26
Class C
Actual	1,000.00	776.10	7.68	1.74
Hypothetical	1,000.00	1,016.21	8.72	1.74
Class I
Actual	1,000.00	779.20	4.38	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R2
Actual	1,000.00	777.20	6.58	1.49
Hypothetical	1,000.00	1,017.45	7.47	1.49
Class R3
Actual	1,000.00	778.00	5.48	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class R4
Actual	1,000.00	779.20	4.38	0.99
Hypothetical	1,000.00	1,019.94	4.97	0.99
Class R5
Actual	1,000.00	779.40	3.80	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86
Class R6
Actual	1,000.00	779.80	3.36	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76

JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	855.30	5.63	1.22
Hypothetical	1,000.00	1,018.80	6.12	1.22
Class C
Actual	1,000.00	853.30	7.97	1.73
Hypothetical	1,000.00	1,016.26	8.67	1.73
Class I
Actual	1,000.00	856.70	4.43	0.96
Hypothetical	1,000.00	1,020.09	4.82	0.96
Class L
Actual	1,000.00	857.10	3.74	0.81
Hypothetical	1,000.00	1,020.84	4.07	0.81
Class R2
Actual	1,000.00	854.30	6.73	1.46
Hypothetical	1,000.00	1,017.60	7.32	1.46
Class R3
Actual	1,000.00	855.50	5.58	1.21
Hypothetical	1,000.00	1,018.85	6.07	1.21

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	103

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Small Company Fund (continued)
Class R4
Actual	$1,000.00	$856.50	$4.43	0.96%
Hypothetical	1,000.00	1,020.09	4.82	0.96
Class R5
Actual	1,000.00	857.30	3.69	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class R6
Actual	1,000.00	858.20	3.28	0.71
Hypothetical	1,000.00	1,021.33	3.57	0.71

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

104	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Boards of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2020	J.P. MORGAN SMALL CAP FUNDS	105

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be pro- vided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan Small Cap Blend Fund	100.00%
JPMorgan Small Cap Core Fund	100.00
JPMorgan Small Cap Equity Fund	100.00
JPMorgan Small Cap Growth Fund	100.00
JPMorgan Small Cap Value Fund	100.00
JPMorgan U.S. Small Company Fund	100.00

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$11,889
JPMorgan Small Cap Core Fund	16,618
JPMorgan Small Cap Equity Fund	286,303
JPMorgan Small Cap Growth Fund	191,811
JPMorgan Small Cap Value Fund	69,340
JPMorgan U.S. Small Company Fund	518

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020 (amounts in thousands):

Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$1,416
JPMorgan Small Cap Core Fund	3,466
JPMorgan Small Cap Equity Fund	35,363
JPMorgan Small Cap Growth Fund	7,006
JPMorgan Small Cap Value Fund	14,435
JPMorgan U.S. Small Company Fund	7,802

106	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-SC-620

Annual Report

JPMorgan SmartRetirement® Funds

June 30, 2020

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

July 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement® Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2020
JPMorgan SmartRetirement® Income Fund	3.01%	5.40%	S&P Target Date Retirement Income Index	$2,670,685,960

JPMorgan SmartRetirement® 2020 Fund	3.13%	4.33%	S&P Target Date 2020 Index	$4,594,061,170

JPMorgan SmartRetirement® 2025 Fund	2.37%	3.66%	S&P Target Date 2025 Index	$6,311,183,740

JPMorgan SmartRetirement® 2030 Fund	1.68%	2.92%	S&P Target Date 2030 Index	$6,933,637,857

JPMorgan SmartRetirement® 2035 Fund	1.31%	2.12%	S&P Target Date 2035 Index	$5,479,548,377

JPMorgan SmartRetirement® 2040 Fund	0.96%	1.56%	S&P Target Date 2040 Index	$5,309,095,266

JPMorgan SmartRetirement® 2045 Fund	0.43%	1.20%	S&P Target Date 2045 Index	$3,827,410,295

JPMorgan SmartRetirement® 2050 Fund	0.41%	1.05%	S&P Target Date 2050 Index	$3,447,285,475

JPMorgan SmartRetirement® 2055 Fund	0.34%	0.89%	S&P Target Date 2055 Index	$1,676,016,510

JPMorgan SmartRetirement® 2060 Fund	0.20%	1.08%	S&P Target Date 2060+ Index	$278,622,046

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund are based on Class I Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Class R5 Shares.

2	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement Income Fund
Fixed Income	63.6%
U.S. Equity	16.4
International Equity	13.8
Short-Term Investments	3.4
Alternative Assets	1.8
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement 2020 Fund
Fixed Income	61.3%
U.S. Equity	17.7
International Equity	14.8
Short-Term Investments	3.2
Alternative Assets	2.0
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement 2025 Fund
Fixed Income	49.7%
U.S. Equity	23.6
International Equity	20.9
Alternative Assets	2.8
Short-Term Investments	1.8
U.S. Treasury Obligations	1.2

JPMorgan SmartRetirement 2030 Fund
Fixed Income	37.3%
U.S. Equity	29.3
International Equity	26.0
Alternative Assets	3.5
Short-Term Investments	2.7
U.S. Treasury Obligations	1.2

JPMorgan SmartRetirement 2035 Fund
U.S. Equity	37.2%
International Equity	30.4
Fixed Income	25.4
Alternative Assets	3.9
Short-Term Investments	1.6
U.S. Treasury Obligations	1.5

JPMorgan SmartRetirement 2040 Fund
U.S. Equity	42.1%
International Equity	33.6
Fixed Income	16.5
Alternative Assets	4.5
Short-Term Investments	1.8
U.S. Treasury Obligations	1.5

JPMorgan SmartRetirement 2045 Fund
U.S. Equity	46.0%
International Equity	35.9
Fixed Income	9.3
Alternative Assets	4.9
Short-Term Investments	2.4
U.S. Treasury Obligations	1.5

JPMorgan SmartRetirement 2050 Fund
U.S. Equity	45.6%
International Equity	35.5
Fixed Income	9.3
Alternative Assets	4.8
Short-Term Investments	3.2
U.S. Treasury Obligations	1.6

JPMorgan SmartRetirement 2055 Fund
U.S. Equity	45.1%
International Equity	35.5
Fixed Income	9.5
Alternative Assets	4.7
Short-Term Investments	3.5
U.S. Treasury Obligations	1.7

JPMorgan SmartRetirement 2060 Fund
U.S. Equity	44.8%
International Equity	33.6
Fixed Income	9.2
Short-Term Investments	5.7
Alternative Assets	4.8
U.S. Treasury Obligations	1.9

*	The percentages indicated are based on total investments as of June 30, 2020. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of the 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Each of the JPMorgan SmartRetirement Funds (Class I Shares or Class R5 Shares) underperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the twelve months ended June 30, 2020.

In terms of manager selection, the Funds’ investments in the JPMorgan Value Advantage Fund, the JPMorgan Core Plus Fund and the JPMorgan High Yield Fund detracted from performance relative to each Fund’s respective Benchmark. The Funds’ investments in the JPMorgan U.S. Equity Fund, the JPMorgan International Equity Fund, the JPMorgan Emerging Markets Equity Fund and the JPMorgan Realty Income Fund were leading contributors to relative performance.

From a strategic perspective, relative to their respective Benchmarks, the Funds’ lower allocations to U.S. large cap equity and their higher allocations to international developed markets equity, emerging markets equity and real estate investment trusts detracted from performance. The Funds’ higher strategic allocations to high yield debt (also known as “junk bonds”) and emerging markets debt also detracted from performance relative to their respective Benchmarks.

From a tactical perspective, the Funds’ allocation to cash in 2019, in the form of short-term money market securities, and its overweight allocation to equity in February 2020 detracted from performance, while the Funds’ allocation to U.S. large cap equity was the leading contributor to performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds (“underlying funds”) to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

4	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		(1.80)%	3.11%	5.03%
Without Sales Charge		2.80	4.06	5.52
CLASS C SHARES	May 15, 2006
With CDSC**		1.10	3.39	4.83
Without CDSC		2.10	3.39	4.83
CLASS I SHARES	May 15, 2006	2.86	4.16	5.62
CLASS R2 SHARES	November 3, 2008	2.29	3.66	5.19
CLASS R3 SHARES	September 9, 2016	2.57	3.90	5.44
CLASS R4 SHARES	September 9, 2016	2.81	4.11	5.60
CLASS R5 SHARES	May 15, 2006	3.01	4.28	5.76
CLASS R6 SHARES	November 3, 2014	3.12	4.37	5.81

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement Income Fund and the S&P Target Date Retirement Income Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to

June 1, 2017, the S&P Target Date Retirement Income Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		(1.77)%	3.72%	6.98%
Without Sales Charge		2.87	4.68	7.47
CLASS C SHARES	May 15, 2006
With CDSC**		1.26	4.03	6.78
Without CDSC		2.26	4.03	6.78
CLASS I SHARES	May 15, 2006	3.01	4.81	7.59
CLASS R2 SHARES	November 3, 2008	2.47	4.31	7.15
CLASS R3 SHARES	September 9, 2016	2.75	4.54	7.40
CLASS R4 SHARES	September 9, 2016	2.94	4.77	7.57
CLASS R5 SHARES	May 15, 2006	3.13	4.93	7.73
CLASS R6 SHARES	November 3, 2014	3.23	5.02	7.78

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2020 Fund and the S&P Target Date 2020 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2020 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		(2.40)%	3.99%	7.69%
Without Sales Charge		2.22	4.96	8.18
CLASS C SHARES	July 31, 2007
With CDSC**		0.62	4.31	7.49
Without CDSC		1.62	4.31	7.49
CLASS I SHARES	July 31, 2007	2.37	5.09	8.30
CLASS R2 SHARES	November 3, 2008	1.86	4.61	7.86
CLASS R3 SHARES	September 9, 2016	2.07	4.85	8.13
CLASS R4 SHARES	September 9, 2016	2.37	5.06	8.29
CLASS R5 SHARES	July 31, 2007	2.51	5.22	8.46
CLASS R6 SHARES	November 3, 2014	2.61	5.32	8.51

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2025 Fund and the S&P Target Date 2025 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target

Date 2025 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		(3.18)%	4.20%	8.18%
Without Sales Charge		1.39	5.16	8.68
CLASS C SHARES	May 15, 2006
With CDSC**		(0.27)	4.50	7.99
Without CDSC		0.73	4.50	7.99
CLASS I SHARES	May 15, 2006	1.49	5.30	8.80
CLASS R2 SHARES	November 3, 2008	1.03	4.81	8.37
CLASS R3 SHARES	September 9, 2016	1.25	5.06	8.63
CLASS R4 SHARES	September 9, 2016	1.54	5.29	8.80
CLASS R5 SHARES	May 15, 2006	1.68	5.44	8.96
CLASS R6 SHARES	November 3, 2014	1.73	5.53	9.00

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2030 Fund and the S&P Target Date 2030 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2030 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		(3.40)%	4.22%	8.56%
Without Sales Charge		1.14	5.19	9.07
CLASS C SHARES	July 31, 2007
With CDSC**		(0.44)	4.55	8.38
Without CDSC		0.56	4.55	8.38
CLASS I SHARES	July 31, 2007	1.31	5.34	9.19
CLASS R2 SHARES	November 3, 2008	0.79	4.85	8.75
CLASS R3 SHARES	September 9, 2016	1.07	5.08	9.01
CLASS R4 SHARES	September 9, 2016	1.30	5.32	9.18
CLASS R5 SHARES	July 31, 2007	1.50	5.48	9.35
CLASS R6 SHARES	November 3, 2014	1.55	5.58	9.40

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2035 Fund and the S&P Target Date 2035 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2035 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 15, 2006
With Sales Charge*		(3.88)%	4.37%	8.73%
Without Sales Charge		0.66	5.33	9.24
CLASS C SHARES	May 15, 2006
With CDSC**		(0.92)	4.69	8.56
Without CDSC		0.08	4.69	8.56
CLASS I SHARES	May 15, 2006	0.87	5.49	9.37
CLASS R2 SHARES	November 3, 2008	0.30	4.99	8.93
CLASS R3 SHARES	September 9, 2016	0.57	5.23	9.18
CLASS R4 SHARES	September 9, 2016	0.82	5.46	9.36
CLASS R5 SHARES	May 15, 2006	0.96	5.61	9.52
CLASS R6 SHARES	November 3, 2014	1.06	5.71	9.58

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2040 Fund and the S&P Target Date 2040 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2040 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		(4.37)%	4.30%	8.70%
Without Sales Charge		0.12	5.26	9.21
CLASS C SHARES	July 31, 2007
With CDSC**		(1.50)	4.62	8.51
Without CDSC		(0.50)	4.62	8.51
CLASS I SHARES	July 31, 2007	0.29	5.41	9.33
CLASS R2 SHARES	November 3, 2008	(0.24)	4.92	8.88
CLASS R3 SHARES	September 9, 2016	0.04	5.16	9.15
CLASS R4 SHARES	September 9, 2016	0.28	5.38	9.32
CLASS R5 SHARES	July 31, 2007	0.43	5.55	9.48
CLASS R6 SHARES	November 3, 2014	0.48	5.64	9.53

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2045 Fund and the S&P Target Date 2045 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2045 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 31, 2007
With Sales Charge*		(4.41)%	4.30%	8.72%
Without Sales Charge		0.11	5.27	9.22
CLASS C SHARES	July 31, 2007
With CDSC**		(1.47)	4.62	8.54
Without CDSC		(0.47)	4.62	8.54
CLASS I SHARES	July 31, 2007	0.27	5.41	9.35
CLASS R2 SHARES	November 3, 2008	(0.25)	4.91	8.90
CLASS R3 SHARES	September 9, 2016	0.02	5.16	9.16
CLASS R4 SHARES	September 9, 2016	0.27	5.39	9.33
CLASS R5 SHARES	July 31, 2007	0.41	5.54	9.50
CLASS R6 SHARES	November 3, 2014	0.51	5.64	9.56

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/10 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan SmartRetirement 2050 Fund and the S&P Target Date 2050 Index from June 30, 2010 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2050 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R5 Shares do not have a minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
With Sales Charge*		(4.37)%	4.31%	7.65%
Without Sales Charge		0.13	5.28	8.25
CLASS C SHARES	January 31, 2012
With CDSC**		(1.42)	4.64	7.57
Without CDSC		(0.42)	4.64	7.57
CLASS I SHARES	January 31, 2012	0.34	5.43	8.38
CLASS R2 SHARES	January 31, 2012	(0.18)	4.94	7.93
CLASS R3 SHARES	September 9, 2016	0.09	5.19	8.19
CLASS R4 SHARES	September 9, 2016	0.33	5.41	8.37
CLASS R5 SHARES	January 31, 2012	0.48	5.56	8.53
CLASS R6 SHARES	November 3, 2014	0.58	5.67	8.60

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2055 Fund and the S&P Target Date 2055 Index from January 31, 2012 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2055 Index was previously adjusted to remove the impact of ETF fees) and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2016
With Sales Charge*		(4.49)%	5.55%
Without Sales Charge		0.03	6.83
CLASS C SHARES	August 31, 2016
With CDSC**		(1.56)	6.19
Without CDSC		(0.56)	6.19
CLASS I SHARES	August 31, 2016	0.20	6.99
CLASS R2 SHARES	August 31, 2016	(0.39)	6.45
CLASS R3 SHARES	September 9, 2016	(0.07)	6.70
CLASS R4 SHARES	September 9, 2016	0.12	6.96
CLASS R5 SHARES	August 31, 2016	0.26	7.11
CLASS R6 SHARES	August 31, 2016	0.41	7.24

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/16 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares. Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual return for Class R4 Shares would have been lower than those shown because Class R4 Shares have higher expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartRetirement 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund (except prior to June 1, 2017, the S&P Target Date 2060+ Index was previously adjusted to remove the impact of ETF fees)

and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement® 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 94.3%

Alternative Assets — 1.4%

JPMorgan Realty Income Fund Class R6 Shares (a)	3,013,233	36,912,103

Fixed Income — 63.0%

JPMorgan Core Bond Fund Class R6 Shares (a)	51,310,646	635,225,792

JPMorgan Corporate Bond Fund Class R6 Shares (a)	12,502,715	133,654,023

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,050,764	23,246,826

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,975,480	22,732,671

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	3,863,753	32,571,439

JPMorgan High Yield Fund Class R6 Shares (a)	29,452,155	194,678,744

JPMorgan Income Fund Class R6 Shares (a)	5,313,278	48,085,165

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	19,514,808	203,344,300

JPMorgan Managed Income Fund Class L Shares (a)	241,486	2,426,935

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	39,715,880	385,244,034

Total Fixed Income		1,681,209,929

International Equity — 13.7%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,068,783	97,341,786

JPMorgan International Advantage Fund Class R6 Shares (a)	2,297,787	40,532,968

JPMorgan International Equity Fund Class R6 Shares (a)	8,204,668	134,392,458

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	5,787,022	93,691,883

Total International Equity		365,959,095

U.S. Equity — 16.2%

JPMorgan Equity Income Fund Class R6 Shares (a)	11,615,605	191,889,788

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	358,702	19,323,286

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	552,282	12,266,190

JPMorgan Small Cap Value Fund Class R6 Shares (a)	467,123	9,305,096

JPMorgan U.S. Equity Fund Class R6 Shares (a)	12,276,257	200,594,037

Total U.S. Equity		433,378,397

Total Investment Companies (Cost $2,378,730,815)		2,517,459,524

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $25,370,526)	25,239,000	25,582,093

	SHARES
Exchange-Traded Funds — 0.4%

Alternative Assets — 0.4%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $14,450,390)	163,437	11,657,961

Short-Term Investments — 3.3%

Investment Companies — 3.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $88,743,634)	88,743,634	88,743,634

Total Investments — 99.0% (Cost $2,507,295,365)		2,643,443,212
Other Assets Less Liabilities — 1.0%		27,242,748

NET ASSETS — 100.0%		2,670,685,960

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	727	09/2020	EUR	26,398,659	962,484

MSCI Emerging Markets E-Mini Index	481	09/2020	USD	23,674,820	620,700

Russell 2000 E-Mini Index	343	09/2020	USD	24,632,545	969,044

S&P 500 E-Mini Index	44	09/2020	USD	6,785,350	133,088

S&P Midcap 400 E-Mini Index	283	09/2020	USD	50,317,400	681,346

U.S. Treasury 10 Year Note	1,939	09/2020	USD	269,793,672	1,068,872

					4,435,534

Short Contracts

DJ US Real Estate Index	(458)	09/2020	USD	(14,179,680)	75,423

Euro-Bund	(340)	09/2020	EUR	(67,295,179)	(470,966)

FTSE 100 Index	(330)	09/2020	GBP	(25,098,299)	(452,580)

MSCI EAFE E-Mini Index	(62)	09/2020	USD	(5,512,730)	(106,427)

					(954,550)

					3,480,984

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 95.0%

Alternative Assets — 1.5%

JPMorgan Realty Income Fund Class R6 Shares (a)	5,764,649	70,616,949

Fixed Income — 61.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	87,603,567	1,084,532,164

JPMorgan Corporate Bond Fund Class R6 Shares (a)	22,307,186	238,463,818

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	4,149,631	31,620,192

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,008,273	38,263,206

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	6,127,620	51,655,839

JPMorgan High Yield Fund Class R6 Shares (a)	49,241,349	325,485,314

JPMorgan Income Fund Class R6 Shares (a)	7,814,468	70,720,935

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	29,579,923	308,222,794

JPMorgan Managed Income Fund Class L Shares (a)	440,108	4,423,080

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	67,322,478	653,028,038

Total Fixed Income		2,806,415,380

International Equity — 14.8%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	5,880,104	186,516,903

JPMorgan International Advantage Fund Class R6 Shares (a)	4,206,959	74,210,757

JPMorgan International Equity Fund Class R6 Shares (a)	15,065,937	246,780,056

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	10,637,583	172,222,464

Total International Equity		679,730,180

U.S. Equity — 17.6%

JPMorgan Equity Income Fund Class R6 Shares (a)	21,898,076	361,756,209

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	744,466	40,104,373

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	655,995	14,569,650

JPMorgan Small Cap Value Fund Class R6 Shares (a)	677,502	13,495,850

JPMorgan U.S. Equity Fund Class R6 Shares (a)	23,187,350	378,881,294

Total U.S. Equity		808,807,376

Total Investment Companies (Cost $4,116,764,122)		4,365,569,885

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

U.S. TREASURY OBLIGATIONS — 1.0%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $45,340,666)	45,083,000	45,695,847

	SHARES
Exchange-Traded Funds — 0.5%

Alternative Assets — 0.5%

JPMorgan BetaBuilders MSCI US REIT ETF(a) (Cost $27,810,769)	314,557	22,437,351

Short-Term Investments — 3.2%

Investment Companies — 3.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(c) (Cost $147,454,241)	147,454,241	147,454,241

Total Investments — 99.7% (Cost $4,337,369,798)		4,581,157,324
Other Assets Less Liabilities — 0.3%		12,903,846

NET ASSETS — 100.0%		4,594,061,170

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	1,254	09/2020	EUR	45,534,963	1,662,524

MSCI Emerging Markets E-Mini Index	780	09/2020	USD	38,391,600	1,006,546

Russell 2000 E-Mini Index	564	09/2020	USD	40,503,660	1,593,410

S&P 500 E-Mini Index	89	09/2020	USD	13,724,913	269,199

S&P Midcap 400 E-Mini Index	595	09/2020	USD	105,791,000	1,432,512

U.S. Treasury 10 Year Note	3,386	09/2020	USD	471,130,156	2,013,815

					7,978,006

Short Contracts

DJ US Real Estate Index	(787)	09/2020	USD	(24,365,520)	129,488

Euro-Bund	(587)	09/2020	EUR	(116,183,147)	(813,109)

FTSE 100 Index	(571)	09/2020	GBP	(43,427,663)	(783,089)

MSCI EAFE E-Mini Index	(12)	09/2020	USD	(1,066,980)	(20,599)

					(1,487,309)

					6,490,697

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 95.5%

Alternative Assets — 2.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	10,991,821	134,649,811

Fixed Income — 49.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	106,676,020	1,320,649,129

JPMorgan Corporate Bond Fund Class R6 Shares (a)	27,094,631	289,641,604

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,876,619	44,779,835

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,802,725	44,332,818

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	5,924,933	49,947,183

JPMorgan High Yield Fund Class R6 Shares )	49,148,896	324,874,202

JPMorgan Income Fund Class R6 Shares (a)	7,409,316	67,054,313

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	14,523,295	151,332,738

JPMorgan Managed Income Fund Class L Shares (a)	588,424	5,913,664

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	83,456,351	809,526,608

Total Fixed Income		3,108,052,094

International Equity — 20.8%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	10,846,441	344,049,110

JPMorgan International Advantage Fund Class R6 Shares (a)	8,113,463	143,121,481

JPMorgan International Equity Fund Class R6 Shares (a)	29,570,393	484,363,033

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	20,881,919	338,078,261

Total International Equity		1,309,611,885

U.S. Equity — 23.4%

JPMorgan Equity Income Fund Class R6 Shares (a)	42,278,809	698,445,932

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,308,790	70,504,543

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,979,559	43,966,013

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,353,836	26,968,421

JPMorgan U.S. Equity Fund Class R6 Shares (a)	38,831,808	634,511,739

Total U.S. Equity		1,474,396,648

Total Investment Companies (Cost $5,796,242,145)		6,026,710,438

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

U.S. Treasury Obligations — 1.2%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $73,160,642)	72,763,700	73,752,832

	SHARES
Exchange-Traded Funds — 0.6%

Alternative Assets — 0.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $52,118,628)	589,478	42,047,466

Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $114,172,093)	114,172,093	114,172,093

Total Investments — 99.1% (Cost $6,035,693,508)		6,256,682,829
Other Assets Less Liabilities — 0.9%		54,500,911

NET ASSETS — 100.0%		6,311,183,740

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	1,726	09/2020	EUR	62,674,120	2,283,821

MSCI EAFE E-Mini Index	15	09/2020	USD	1,333,725	24,931

MSCI Emerging Markets E-Mini Index	1,126	09/2020	USD	55,421,720	1,453,037

Russell 2000 E-Mini Index	868	09/2020	USD	62,335,420	2,452,270

S&P 500 E-Mini Index	911	09/2020	USD	140,487,587	2,264,748

S&P Midcap 400 E-Mini Index	1,052	09/2020	USD	187,045,600	2,532,779

U.S. Treasury 10 Year Note	4,338	09/2020	USD	603,592,031	2,501,123

					13,512,709

Short Contracts

DJ US Real Estate Index	(819)	09/2020	USD	(25,356,240)	134,818

Euro-Bund	(828)	09/2020	EUR	(163,883,553)	(1,245,737)

FTSE 100 Index	(784)	09/2020	GBP	(59,627,474)	(1,075,193)

					(2,186,112)

					11,326,597

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 94.7%

Alternative Assets — 2.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	14,899,594	182,520,033

Fixed Income — 37.1%

JPMorgan Core Bond Fund Class R6 Shares (a)	95,381,209	1,180,819,367

JPMorgan Corporate Bond Fund Class R6 Shares (a)	22,910,692	244,915,295

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,420,876	41,307,076

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	5,350,590	40,878,510

JPMorgan High Yield Fund Class R6 Shares (a)	46,170,706	305,188,367

JPMorgan Income Fund Class R6 Shares (a)	4,022,947	36,407,667

JPMorgan Managed Income Fund Class L Shares (a)	604,522	6,075,449

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	73,531,434	713,254,910

Total Fixed Income		2,568,846,641

International Equity — 25.8%

JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	14,952,298	474,286,899

JPMorgan International Advantage Fund Class R6 Shares (a)	11,116,703	196,098,644

JPMorgan International Equity Fund Class R6 Shares (a)	40,274,725	659,699,989

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	28,492,257	461,289,648

Total International Equity		1,791,375,180

U.S. Equity — 29.2%

JPMorgan Equity Income Fund Class R6 Shares (a)	58,627,038	968,518,663

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,752,109	94,386,111

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	2,178,768	48,390,429

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,755,517	34,969,892

JPMorgan U.S. Equity Fund Class R6 Shares (a)	53,528,640	874,657,970

Total U.S. Equity		2,020,923,065

Total Investment Companies (Cost $6,259,048,379)		6,563,664,919

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

U.S. Treasury Obligations — 1.2%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $82,833,422)	82,348,100	83,467,519

	SHARES
Exchange-Traded Funds — 0.8%

Alternative Assets — 0.8%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $71,208,825)	805,382	57,447,898

Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $187,688,662)	187,688,662	187,688,662

Total Investments — 99.4% (Cost $6,600,779,288)		6,892,268,998
Other Assets Less Liabilities — 0.6%		41,368,859

NET ASSETS — 100.0%		6,933,637,857

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	1,896	09/2020	EUR	68,847,121	2,515,208

MSCI EAFE E-Mini Index	17	09/2020	USD	1,511,555	28,283

MSCI Emerging Markets E-Mini Index	1,017	09/2020	USD	50,056,740	1,312,378

Russell 2000 E-Mini Index	1,018	09/2020	USD	73,107,670	2,876,051

S&P 500 E-Mini Index	1,024	09/2020	USD	157,913,600	2,319,984

S&P Midcap 400 E-Mini Index	1,484	09/2020	USD	263,855,200	3,572,853

U.S. Treasury 10 Year Note	4,095	09/2020	USD	569,780,859	2,317,578

					14,942,335

Short Contracts

DJ US Real Estate Index	(705)	09/2020	USD	(21,826,800)	116,132

Euro-Bund	(869)	09/2020	EUR	(171,998,560)	(1,203,741)

FTSE 100 Index	(865)	09/2020	GBP	(65,787,965)	(1,186,276)

					(2,273,885)

					12,668,450

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 95.6%

Alternative Assets — 3.1%

JPMorgan Realty Income Fund Class R6 Shares (a)	13,765,916	168,632,472

Fixed Income — 25.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	22,007,380	272,451,362

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	75,603,955	659,266,487

JPMorgan Corporate Bond Fund Class R6 Shares (a)	18,053,351	192,990,317

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,073,395	23,419,267

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	3,032,459	23,167,989

JPMorgan High Yield Fund Class R6 Shares (a)	31,172,002	206,046,935

JPMorgan Managed Income Fund Class L Shares (a)	312,983	3,145,476

Total Fixed Income		1,380,487,833

International Equity — 30.3%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	27,016,644	431,455,802

JPMorgan International Advantage Fund Class R6 Shares (a)	15,270,388	269,369,637

JPMorgan International Focus Fund Class R6 Shares (a)	23,131,287	490,383,287

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	28,838,206	466,890,548

Total International Equity		1,658,099,274

U.S. Equity — 37.0%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	19,141,776	519,890,643

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	991,481	53,411,060

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,200,404	26,660,968

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,100,627	21,924,491

JPMorgan U.S. Equity Fund Class R6 Shares (a)	30,901,472	504,930,056

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	14,404,325	386,179,966

JPMorgan Value Advantage Fund Class R6 Shares (a)	17,363,235	515,861,721

Total U.S. Equity		2,028,858,905

TOTAL INVESTMENT COMPANIES (Cost $4,795,125,171)		5,236,078,484

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

U.S. Treasury Obligations — 1.5%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $81,758,489)	81,124,000	82,226,779

	SHARES
Exchange-Traded Funds — 0.8%

Alternative Assets — 0.8%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $55,080,277)	622,984	44,437,449

Short-Term Investments — 1.6%

Investment Companies — 1.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $89,152,834)	89,152,834	89,152,834

Total Investments — 99.5% (Cost $5,021,116,771)		5,451,895,546
Other Assets Less Liabilities — 0.5%		27,652,831

NET ASSETS — 100.0%		5,479,548,377

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	3,374	09/2020	EUR	122,515,921	4,578,314

MSCI Emerging Markets E-Mini Index	1,627	09/2020	USD	80,080,940	2,099,546

Russell 2000 E-Mini Index	1,137	09/2020	USD	81,653,655	3,212,250

S&P 500 E-Mini Index	1,047	09/2020	USD	161,460,488	2,682,698

S&P Midcap 400 E-Mini Index	605	09/2020	USD	107,569,000	1,456,587

U.S. Treasury 10 Year Note	1,383	09/2020	USD	192,431,484	677,790

					14,707,185

Short Contracts

DJ US Real Estate Index	(1,250)	09/2020	USD	(38,700,000)	205,895

Euro-Bund	(868)	09/2020	EUR	(171,800,633)	(1,279,177)

FTSE 100 Index	(1,370)	09/2020	GBP	(104,195,969)	(1,878,785)

MSCI EAFE E-Mini Index	(10)	09/2020	USD	(889,150)	(17,166)

					(2,969,233)

					11,737,952

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 95.9%

Alternative Assets — 3.5%

JPMorgan Realty Income Fund Class R6 Shares (a)	15,293,042	187,339,768

Fixed Income — 16.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	12,991,725	160,837,557

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	47,001,594	409,853,900

JPMorgan Corporate Bond Fund Class R6 Shares (a)	9,933,606	106,190,243

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,201,394	16,774,621

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,100,057	16,044,438

JPMorgan High Yield Fund Class R6 Shares (a)	24,974,804	165,083,457

JPMorgan Managed Income Fund Class L Shares (a)	304,771	3,062,944

Total Fixed Income		877,847,160

International Equity — 33.7%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	28,726,966	458,769,643

JPMorgan International Advantage Fund Class R6 Shares (a)	16,559,182	292,103,963

JPMorgan International Focus Fund Class R6 Shares (a)	25,116,225	532,463,978

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	31,072,234	503,059,468

Total International Equity		1,786,397,052

U.S. Equity — 42.2%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	20,761,589	563,884,754

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	1,086,547	58,532,288

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,389,747	30,866,286

JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,391,032	27,709,367

JPMorgan U.S. Equity Fund Class R6 Shares (a)	33,824,971	552,700,024

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	16,725,437	448,408,958

JPMorgan Value Advantage Fund Class R6 Shares (a)	18,805,186	558,702,066

Total U.S. Equity		2,240,803,743

Total Investment Companies (Cost $4,538,370,627)		5,092,387,723

INVESTMENTS	PRINCIPAL AMOUNT$)	VALUE($)

U.S. Treasury Obligations — 1.5%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $80,574,152)	79,921,000	81,007,426

	SHARES
Exchange-Traded Funds — 1.0%

Alternative Assets — 1.0%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $62,514,308)	707,048	50,433,734

Short-Term Investments — 1.8%

Investment Companies — 1.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $96,434,810)	96,434,810	96,434,810

Total Investments — 100.2% (Cost $4,777,893,897)		5,320,263,693
Liabilities in Excess of Other Assets — (0.2)%		(11,168,427)

NET ASSETS — 100.0%		5,309,095,266

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	3,272	09/2020	EUR	118,812,120	4,447,645

MSCI EAFE E-Mini Index	22	09/2020	USD	1,956,130	45,050

MSCI Emerging Markets E-Mini Index	1,759	09/2020	USD	86,577,980	2,269,888

Russell 2000 E-Mini Index	1,088	09/2020	USD	78,134,720	3,073,814

S&P 500 E-Mini Index	834	09/2020	USD	128,613,225	2,305,225

S&P Midcap 400 E-Mini Index	634	09/2020	USD	112,725,200	1,526,408

U.S. Treasury 10 Year Note	1,374	09/2020	USD	191,179,219	673,380

					14,341,410

Short Contracts

DJ US Real Estate Index	(1,243)	09/2020	USD	(38,483,280)	204,564

Euro-Bund	(844)	09/2020	EUR	(167,050,385)	(1,258,475)

FTSE 100 Index	(1,333)	09/2020	GBP	(101,381,917)	(1,828,045)

					(2,881,956)

					11,459,454

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 95.1%

Alternative Assets — 3.7%

JPMorgan Realty Income Fund Class R6 Shares (a)	11,581,194	141,869,631

Fixed Income — 9.3%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,688,378	58,042,125

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	17,008,003	148,309,782

JPMorgan Corporate Bond Fund Class R6 Shares (a)	3,576,389	38,231,594

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,089,311	8,300,550

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,023,615	7,820,418

JPMorgan High Yield Fund Class R6 Shares (a)	14,094,574	93,165,135

JPMorgan Managed Income Fund Class L Shares (a)	310,491	3,120,433

Total Fixed Income		356,990,037

International Equity — 36.0%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	21,700,925	346,563,773

JPMorgan International Advantage Fund Class R6 Shares (a)	12,773,834	225,330,436

JPMorgan International Focus Fund Class R6 Shares (a)	19,617,203	415,884,695

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	23,966,151	388,011,984

Total International Equity		1,375,790,888

U.S. Equity — 46.1%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	16,224,052	440,645,249

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	771,876	41,580,982

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,130,638	25,111,463

JPMorgan Small Cap Value Fund Class R6 Shares (a)	943,806	18,800,609

JPMorgan U.S. Equity Fund Class R6 Shares (a)	26,796,276	437,851,146

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	13,532,704	362,811,797

JPMorgan Value Advantage Fund Class R6 Shares (a)	14,714,895	437,179,535

Total U.S. Equity		1,763,980,781

Total Investment Companies (Cost $3,365,156,678)		3,638,631,337

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

U.S. Treasury Obligations — 1.5%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $58,059,552)	57,584,000	58,366,783

	SHARES
Exchange-Traded Funds — 1.1%

Alternative Assets — 1.1%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $54,342,331)	613,694	43,774,793

Short-Term Investments — 2.4%

Investment Companies — 2.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $90,659,104)	90,659,104	90,659,104

Total Investments — 100.1% (Cost $3,568,217,665)		3,831,432,017
Liabilities in Excess of Other Assets — (0.1)%		(4,021,722)

NET ASSETS — 100.0%		3,827,410,295

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	2,362	09/2020	EUR	85,768,407	3,211,465

MSCI EAFE E-Mini Index	128	09/2020	USD	11,381,120	212,954

MSCI Emerging Markets E-Mini Index	1,509	09/2020	USD	74,272,980	1,947,276

Russell 2000 E-Mini Index	821	09/2020	USD	58,960,115	2,319,486

S&P 500 E-Mini Index	460	09/2020	USD	70,937,750	1,104,815

S&P Midcap 400 E-Mini Index	510	09/2020	USD	90,678,000	1,227,870

U.S. Treasury 10 Year Note	964	09/2020	USD	134,131,562	472,444

					10,496,310

Short Contracts

DJ US Real Estate Index	(684)	09/2020	USD	(21,176,640)	112,468

Euro-Bund	(610)	09/2020	EUR	(120,735,468)	(915,527)

FTSE 100 Index	(962)	09/2020	GBP	(73,165,344)	(1,319,296)

					(2,122,355)

					8,373,955

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 94.2%

Alternative Assets — 3.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	10,255,516	125,630,072

Fixed Income — 9.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,218,407	52,223,876

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	15,464,273	134,848,460

JPMorgan Corporate Bond Fund Class R6 Shares (a)	3,204,492	34,256,020

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	978,721	7,457,851

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	919,529	7,025,204

JPMorgan High Yield Fund Class R6 Shares (a)	12,681,186	83,822,641

JPMorgan Managed Income Fund Class L Shares (a)	279,170	2,805,655

Total Fixed Income		322,439,707

International Equity — 35.5%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	19,209,548	306,776,478

JPMorgan International Advantage Fund Class R6 Shares (a)	10,907,121	192,401,606

JPMorgan International Focus Fund Class R6 Shares (a)	17,707,046	375,389,377

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	21,596,923	349,654,177

Total International Equity		1,224,221,638

U.S. Equity — 45.7%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	14,650,985	397,920,752

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	643,080	34,642,728

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,050,869	23,339,800

JPMorgan Small Cap Value Fund Class R6 Shares (a)	846,053	16,853,374

JPMorgan U.S. Equity Fund Class R6 Shares (a)	23,392,435	382,232,389

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	12,157,233	325,935,410

JPMorgan Value Advantage Fund Class R6 Shares (a)	13,281,826	394,603,057

Total U.S. Equity		1,575,527,510

Total Investment Companies (Cost $3,008,631,511)		3,247,818,927

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

U.S. Treasury Obligations — 1.6%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $55,344,836)	54,880,000	55,626,025

	SHARES
Exchange-Traded Funds — 1.1%

Alternative Assets — 1.1%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $48,571,766)	548,536	39,127,073

Short-Term Investments — 3.3%

Investment Companies — 3.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $112,212,873)	112,212,873	112,212,873

Total Investments — 100.2% (Cost $3,224,760,986)		3,454,784,898
Liabilities in Excess of Other Assets — (0.2)%		(7,499,423)

NET ASSETS — 100.0%		3,447,285,475

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	2,125	09/2020	EUR	77,162,517	2,890,647

MSCI EAFE E-Mini Index	227	09/2020	USD	20,183,705	397,269

MSCI Emerging Markets E-Mini Index	1,464	09/2020	USD	72,058,080	1,889,206

Russell 2000 E-Mini Index	769	09/2020	USD	55,225,735	2,172,576

S&P 500 E-Mini Index	536	09/2020	USD	82,657,900	1,242,467

S&P Midcap 400 E-Mini Index	458	09/2020	USD	81,432,400	1,102,675

U.S. Treasury 10 Year Note	857	09/2020	USD	119,243,516	420,005

					10,114,845

Short Contracts

DJ US Real Estate Index	(538)	09/2020	USD	(16,656,480)	88,442

Euro-Bund	(549)	09/2020	EUR	(108,661,921)	(826,339)

FTSE 100 Index	(867)	09/2020	GBP	(65,940,077)	(1,189,013)

					(1,926,910)

					8,187,935

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 93.9%

Alternative Assets — 3.6%

JPMorgan Realty Income Fund Class R6 Shares (a)	4,915,134	60,210,389

Fixed Income — 9.5%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,036,108	25,207,015

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	7,794,815	67,970,784

JPMorgan Corporate Bond Fund Class R6 Shares (a)	1,543,191	16,496,714

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	471,500	3,592,828

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	443,257	3,386,487

JPMorgan High Yield Fund Class R6 Shares (a)	6,157,617	40,701,845

JPMorgan Managed Income Fund Class L Shares (a)	133,076	1,337,415

Total Fixed Income		158,693,088

International Equity — 35.6%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	9,065,432	144,774,946

JPMorgan International Advantage Fund Class R6 Shares (a)	5,316,993	93,791,755

JPMorgan International Focus Fund Class R6 Shares (a)	8,608,378	182,497,616

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	10,840,718	175,511,225

Total International Equity		596,575,542

U.S. Equity — 45.2%

JPMorgan Growth Advantage Fund Class R6 Shares* (a)	7,123,467	193,473,355

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	361,023	19,448,308

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	584,670	12,985,520

JPMorgan Small Cap Value Fund Class R6 Shares (a)	382,014	7,609,723

JPMorgan U.S. Equity Fund Class R6 Shares (a)	11,257,043	183,940,079

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	5,558,981	149,036,280

JPMorgan Value Advantage Fund Class R6 Shares (a)	6,457,253	191,844,992

Total U.S. Equity		758,338,257

Total Investment Companies (Cost $1,520,159,230)		1,573,817,276

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

U.S. Treasury Obligations — 1.6%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $27,490,187)	27,256,000	27,626,511

	SHARES
Exchange-Traded Funds — 1.2%

Alternative Assets — 1.2%

JPMorgan BetaBuilders MSCI US REIT ETF (a) (Cost $23,991,765)	270,327	19,282,425

Short-Term Investments — 3.5%

Investment Companies — 3.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $59,167,879)	59,167,879	59,167,879

Total Investments — 100.2% (Cost $1,630,809,061)		1,679,894,091
Liabilities in Excess of Other Assets — (0.2)%		(3,877,581)

NET ASSETS — 100.0%		1,676,016,510

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	1,032	09/2020	EUR	37,473,749	1,398,997

MSCI EAFE E-Mini Index	47	09/2020	USD	4,179,005	93,006

MSCI Emerging Markets E-Mini Index	774	09/2020	USD	38,096,280	998,800

Russell 2000 E-Mini Index	321	09/2020	USD	23,052,615	906,888

S&P 500 E-Mini Index	346	09/2020	USD	53,357,525	778,841

S&P Midcap 400 E-Mini Index	220	09/2020	USD	39,116,000	529,669

U.S. Treasury 10 Year Note	406	09/2020	USD	56,491,094	198,975

					4,905,176

Short Contracts

DJ US Real Estate Index	(258)	09/2020	USD	(7,987,680)	42,385

Euro-Bund	(265)	09/2020	EUR	(52,450,654)	(400,007)

FTSE 100 Index	(418)	09/2020	GBP	(31,791,179)	(573,265)

					(930,887)

					3,974,289

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 91.8%

Alternative Assets — 3.9%

JPMorgan Realty Income Fund Class R6 Shares (a)	873,636	10,702,046

Fixed Income — 9.2%

JPMorgan Core Bond Fund Class R6 Shares (a)	330,286	4,088,941

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,264,319	11,024,862

JPMorgan Corporate Bond Fund Class R6 Shares (a)	242,653	2,593,962

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	74,942	571,057

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	70,431	538,093

JPMorgan High Yield Fund Class R6 Shares (a)	1,011,826	6,688,173

JPMorgan Managed Income Fund Class L Shares (a)	19,534	196,316

Total Fixed Income		25,701,404

International Equity — 33.7%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	1,423,831	22,738,582

JPMorgan International Advantage Fund Class R6 Shares (a)	759,185	13,392,022

JPMorgan International Focus Fund Class R6 Shares (a)	1,425,561	30,221,895

JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	1,708,085	27,653,889

Total International Equity		94,006,388

U.S. Equity — 45.0%

JPMorgan Growth Advantage Fund Class R6 Shares * (a)	1,178,932	32,019,806

JPMorgan Small Cap Equity Fund Class R6 Shares (a)	54,213	2,920,433

JPMorgan Small Cap Growth Fund Class R6 Shares (a)	67,402	1,497,005

JPMorgan Small Cap Value Fund Class R6 Shares (a)	92,987	1,852,301

JPMorgan U.S. Equity Fund Class R6 Shares (a)	1,855,196	30,313,896

JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	926,757	24,846,361

JPMorgan Value Advantage Fund Class R6 Shares (a)	1,069,493	31,774,632

Total U.S. Equity		125,224,434

Total Investment Companies (Cost $258,724,166)		255,634,272

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)

U.S. Treasury Obligations — 1.9%

U.S. Treasury Notes 2.50%, 1/31/2021(b) (Cost $5,275,465)	5,233,000	5,304,136

	SHARES
Exchange-Traded Funds — 1.0%

Alternative Assets — 1.0%

JPMorgan BetaBuilders MSCI US REIT ETF(a) (Cost $3,340,910)	37,710	2,689,854

Short-Term Investments — 5.7%

Investment Companies — 5.7%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $15,995,182)	15,995,182	15,995,182

Total Investments — 100.4% (Cost $283,335,723)		279,623,444
Liabilities in Excess of Other Assets — (0.4)%		(1,001,398)

NET ASSETS — 100.0%		278,622,046

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts

EURO STOXX 50 Index	170	09/2020	EUR	6,173,001	228,161

MSCI EAFE E-Mini Index	47	09/2020	USD	4,179,005	80,776

MSCI Emerging Markets E-Mini Index	153	09/2020	USD	7,530,660	197,440

Russell 2000 E-Mini Index	65	09/2020	USD	4,667,975	183,638

S&P 500 E-Mini Index	57	09/2020	USD	8,790,113	172,410

S&P Midcap 400 E-Mini Index	35	09/2020	USD	6,223,000	84,264

U.S. Treasury 10 Year Note	65	09/2020	USD	9,044,141	27,707

					974,396

Short Contracts

DJ US Real Estate Index	(57)	09/2020	USD	(1,764,720)	9,348

Euro-Bund	(43)	09/2020	EUR	(8,510,861)	(67,410)

FTSE 100 Index	(68)	09/2020	GBP	(5,171,771)	(93,261)

					(151,323)

					823,073

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$25,582,093	$45,695,847	$73,752,832
Investments in affiliates, at value	2,617,861,119	4,535,461,477	6,182,929,997
Receivables:
Investment securities sold	29,322,276	21,433,140	68,501,545
Fund shares sold	2,967,374	4,222,390	4,961,013
Interest from non-affiliates	263,484	470,647	759,621
Dividends from affiliates	209,564	309,185	294,880
Variation margin on futures contracts	3,141,601	2,098,816	6,881,808
Due from Adviser	30,306	17,306	23,267

Total Assets	2,679,377,817	4,609,708,808	6,338,104,963

LIABILITIES:
Payables:
Due to custodian	195,305	286,152	274,029
Distributions	575,312	818,385	1,245,564
Fund shares redeemed	7,456,786	13,622,384	24,266,686
Accrued liabilities:
Distribution fees	206,123	304,114	399,441
Service fees	150,201	347,074	498,505
Custodian and accounting fees	8,294	9,518	8,934
Trustees’ and Chief Compliance Officer’s fees	149	—	361
Other	99,687	260,011	227,703

Total Liabilities	8,691,857	15,647,638	26,921,223

Net Assets	$2,670,685,960	$4,594,061,170	$6,311,183,740

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
NET ASSETS:
Paid-in-Capital	$2,521,284,823	$4,328,601,031	$6,040,037,167
Total distributable earnings (loss)	149,401,137	265,460,139	271,146,573

Total Net Assets	$2,670,685,960	$4,594,061,170	$6,311,183,740

Net Assets:
Class A	$725,301,617	$1,016,968,999	$1,348,331,337
Class C	19,315,545	26,138,060	30,824,759
Class I	275,968,110	500,145,280	608,685,892
Class R2	96,608,974	164,522,600	220,376,123
Class R3	21,053,046	43,462,005	43,901,399
Class R4	16,424,328	27,376,304	39,365,448
Class R5	663,489,981	1,300,373,331	1,741,633,588
Class R6	852,524,359	1,515,074,591	2,278,065,194

Total	$2,670,685,960	$4,594,061,170	$6,311,183,740

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	44,748,780	59,348,036	77,762,707
Class C	1,197,218	1,533,143	1,785,145
Class I	16,988,267	29,066,637	35,008,874
Class R2	5,974,449	9,631,981	12,762,258
Class R3	1,304,554	2,547,775	2,542,212
Class R4	1,013,101	1,594,983	2,270,253
Class R5	40,760,517	75,467,155	100,051,634
Class R6	52,381,745	87,907,146	130,844,188

Net Asset Value (a):
Class A — Redemption price per share	$16.21	$17.14	$17.34
Class C — Offering price per share (b)	16.13	17.05	17.27
Class I — Offering and redemption price per share	16.24	17.21	17.39
Class R2 — Offering and redemption price per share	16.17	17.08	17.27
Class R3 — Offering and redemption price per share	16.14	17.06	17.27
Class R4 — Offering and redemption price per share	16.21	17.16	17.34
Class R5 — Offering and redemption price per share	16.28	17.23	17.41
Class R6 — Offering and redemption price per share	16.28	17.23	17.41
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.97	$17.95	$18.16

Cost of investments in non-affiliates	$25,370,526	$45,340,666	$73,160,642
Cost of investments in affiliates	2,481,924,839	4,292,029,132	5,962,532,866

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$83,467,519	$82,226,779	$81,007,426
Investments in affiliates, at value	6,808,801,479	5,369,668,767	5,239,256,267
Cash	—	11,474	12,484
Receivables:
Investment securities sold	55,084,847	49,119,203	34,208,326
Fund shares sold	6,051,602	4,424,589	4,488,647
Interest from non-affiliates	859,678	846,899	834,340
Dividends from affiliates	163,630	3,679	3,620
Variation margin on futures contracts	8,515,909	5,443,035	5,495,438
Due from Adviser	26,893	23,354	22,453

Total Assets	6,962,971,557	5,511,767,779	5,365,329,001

LIABILITIES:
Payables:
Due to custodian	132,428	—	—
Distributions	1,114,609	586,967	457,674
Investment securities purchased	—	13,888,361	37,141,254
Fund shares redeemed	26,827,646	16,759,987	17,661,842
Accrued liabilities:
Distribution fees	459,433	348,788	332,363
Service fees	568,084	435,708	429,717
Custodian and accounting fees	7,858	7,000	7,041
Trustees’ and Chief Compliance Officer’s fees	398	538	440
Other	223,244	192,053	203,404

Total Liabilities	29,333,700	32,219,402	56,233,735

Net Assets	$6,933,637,857	$5,479,548,377	$5,309,095,266

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
NET ASSETS:
Paid-in-Capital	$6,594,042,760	$4,978,484,921	$4,679,544,514
Total distributable earnings (loss)	339,595,097	501,063,456	629,550,752

Total Net Assets	$6,933,637,857	$5,479,548,377	$5,309,095,266

Net Assets:
Class A	$1,502,784,468	$1,141,434,446	$1,088,646,020
Class C	27,199,295	16,377,849	16,763,216
Class I	667,686,587	492,445,558	488,470,629
Class R2	279,698,082	225,092,401	200,654,270
Class R3	68,796,016	44,104,138	57,891,446
Class R4	45,528,443	43,340,652	35,247,755
Class R5	1,978,377,841	1,449,762,736	1,521,908,257
Class R6	2,363,567,125	2,066,990,597	1,899,513,673

Total	$6,933,637,857	$5,479,548,377	$5,309,095,266

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	82,728,182	60,828,297	54,695,106
Class C	1,514,066	880,937	856,325
Class I	36,638,642	26,092,962	24,454,099
Class R2	15,463,054	12,035,860	10,138,928
Class R3	3,801,547	2,360,953	2,918,948
Class R4	2,503,635	2,301,249	1,768,789
Class R5	108,233,113	76,756,442	75,976,753
Class R6	129,344,356	109,432,443	94,838,960

Net Asset Value (a):
Class A — Redemption price per share	$18.17	$18.76	$19.90
Class C — Offering price per share (b)	17.96	18.59	19.58
Class I — Offering and redemption price per share	18.22	18.87	19.97
Class R2 — Offering and redemption price per share	18.09	18.70	19.79
Class R3 — Offering and redemption price per share	18.10	18.68	19.83
Class R4 — Offering and redemption price per share	18.18	18.83	19.93
Class R5 — Offering and redemption price per share	18.28	18.89	20.03
Class R6 — Offering and redemption price per share	18.27	18.89	20.03
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.03	$19.64	$20.84

Cost of investments in non-affiliates	$82,833,422	$81,758,489	$80,574,152
Cost of investments in affiliates	6,517,945,866	4,939,358,282	4,697,319,745

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$58,366,783	$55,626,025	$27,626,511	$5,304,136
Investments in affiliates, at value	3,773,065,234	3,399,158,873	1,652,267,580	274,319,308
Cash	10,093	12,931	7,579	2,104
Receivables:
Investment securities sold	13,557,843	14,489,074	7,822,591	317,819
Fund shares sold	3,427,797	4,020,193	2,467,790	732,111
Interest from non-affiliates	601,152	572,923	284,541	54,630
Dividends from affiliates	3,658	3,407	1,646	270
Variation margin on futures contracts	5,400,566	3,432,029	2,569,692	645,629
Due from Adviser	29,020	38,662	54,556	31,886

Total Assets	3,854,462,146	3,477,354,117	1,693,102,486	281,407,893

LIABILITIES:
Payables:
Distributions	277,827	310,411	96,565	25,906
Investment securities purchased	14,990,588	13,547,996	8,637,142	2,136,141
Fund shares redeemed	11,088,999	15,548,955	7,981,046	527,722
Accrued liabilities:
Distribution fees	238,276	211,213	113,291	14,308
Service fees	301,210	285,048	132,936	14,747
Custodian and accounting fees	7,930	393	8,578	13,626
Trustees’ and Chief Compliance Officer’s fees	439	425	250	290
Other	146,582	164,201	116,168	53,107

Total Liabilities	27,051,851	30,068,642	17,085,976	2,785,847

Net Assets	$3,827,410,295	$3,447,285,475	$1,676,016,510	$278,622,046

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
NET ASSETS:
Paid-in-Capital	$3,510,858,221	$3,167,308,259	$1,606,570,484	$279,284,912
Total distributable earnings (loss)	316,552,074	279,977,216	69,446,026	(662,866)

Total Net Assets	$3,827,410,295	$3,447,285,475	$1,676,016,510	$278,622,046

Net Assets:
Class A	$770,110,518	$669,044,048	$333,643,359	$45,390,098
Class C	11,129,901	10,868,255	5,393,188	1,266,729
Class I	358,213,597	351,330,859	164,089,450	25,174,401
Class R2	157,855,858	141,455,884	93,217,054	5,747,246
Class R3	28,735,480	28,623,735	12,680,652	4,378,304
Class R4	22,576,063	21,884,322	8,753,782	1,262,255
Class R5	1,036,265,453	1,040,449,859	458,535,743	55,956,841
Class R6	1,442,523,425	1,183,628,513	599,703,282	139,446,172

Total	$3,827,410,295	$3,447,285,475	$1,676,016,510	$278,622,046

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	40,129,356	34,669,368	15,053,721	2,591,237
Class C	586,875	570,518	245,229	72,674
Class I	18,590,888	18,131,831	7,387,953	1,434,691
Class R2	8,263,280	7,365,836	4,216,210	328,514
Class R3	1,503,203	1,488,720	573,897	249,948
Class R4	1,174,643	1,131,649	394,755	71,952
Class R5	53,723,130	53,599,893	20,628,533	3,189,570
Class R6	74,804,857	60,953,010	26,967,959	7,936,829

Net Asset Value (a):
Class A — Redemption price per share	$19.19	$19.30	$22.16	$17.52
Class C — Offering price per share (b)	18.96	19.05	21.99	17.43
Class I — Offering and redemption price per share	19.27	19.38	22.21	17.55
Class R2 — Offering and redemption price per share	19.10	19.20	22.11	17.49
Class R3 — Offering and redemption price per share	19.12	19.23	22.10	17.52
Class R4 — Offering and redemption price per share	19.22	19.34	22.18	17.54
Class R5 — Offering and redemption price per share	19.29	19.41	22.23	17.54
Class R6 — Offering and redemption price per share	19.28	19.42	22.24	17.57
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.09	$20.21	$23.20	$18.35

Cost of investments in non-affiliates	$58,059,552	$55,344,836	$27,490,187	$5,275,465
Cost of investments in affiliates	3,510,158,113	3,169,416,150	1,603,318,874	278,060,258

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$345,827	$590,599	$980,164
Interest income from affiliates	154	1,192	781
Dividend income from non-affiliates	999,201	1,285,012	553,745
Dividend income from affiliates	80,770,418	140,213,775	175,810,115

Total investment income	82,115,600	142,090,578	177,344,805

EXPENSES:
Distribution fees:
Class A	2,033,351	2,933,125	3,734,092
Class C	168,470	229,815	250,115
Class R2	586,167	1,018,241	1,279,074
Class R3	54,431	119,071	112,611
Service fees:
Class A	2,033,351	2,933,125	3,734,092
Class C	56,157	76,605	83,371
Class I	855,415	1,491,113	1,785,682
Class R2	293,083	509,120	639,537
Class R3	54,431	119,071	112,611
Class R4	42,909	80,463	99,214
Class R5	784,016	1,533,672	1,937,852
Custodian and accounting fees	26,498	30,336	42,133
Interest expense to affiliates	797	2,173	4,240
Professional fees	65,112	90,193	106,576
Trustees’ and Chief Compliance Officer’s fees	36,468	44,306	50,532
Printing and mailing costs	34,126	7,957	3,314
Registration and filing fees	128,873	195,148	197,204
Transfer agency fees (See Note 2.G.)	168,273	155,379	181,236
Other	123,176	197,129	277,146

Total expenses	7,545,104	11,766,042	14,630,632

Less fees waived	(1,917,389)	(1,913,725)	(1,883,793)
Less expense reimbursements	(353,684)	(464,122)	(522,103)

Net expenses	5,274,031	9,388,195	12,224,736

Net investment income (loss)	76,841,569	132,702,383	165,120,069

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	6,047,101	7,831,996	4,560,261
Investments in affiliates	205,143,469	364,394,410	418,466,142
Futures contracts	(3,488,030)	(2,684,855)	(820,052)
Foreign currency transactions	364,238	1,102,403	1,763,705

Net realized gain (loss)	208,066,778	370,643,954	423,970,056

Distributions of capital gains received from investment company affiliates	46,527,720	88,319,866	133,278,914

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(2,803,458)	(3,021,189)	(625,783)
Investments in affiliates	(252,748,493)	(452,932,486)	(592,428,576)
Futures contracts	3,655,795	6,889,443	9,285,474
Foreign currency translations	53,136	117,031	363,805

Change in net unrealized appreciation/depreciation	(251,843,020)	(448,947,201)	(583,405,080)

Net realized/unrealized gains (losses)	2,751,478	10,016,619	(26,156,110)

Change in net assets resulting from operations	$79,593,047	$142,719,002	$138,963,959

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund	JPMorgan SmartRetirement 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,058,946	$782,002	$1,145,946
Interest income from affiliates	116	—	418
Dividend income from non-affiliates	31,261	9,549	10,041
Dividend income from affiliates	183,192,746	118,886,701	106,925,027

Total investment income	184,283,069	119,678,252	108,081,432

EXPENSES:
Distribution fees:
Class A	4,124,260	3,096,553	2,966,036
Class C	245,137	145,981	153,163
Class R2	1,675,797	1,276,865	1,201,215
Class R3	175,158	109,340	148,227
Service fees:
Class A	4,124,260	3,096,553	2,966,036
Class C	81,712	48,660	51,054
Class I	1,957,980	1,450,901	1,448,740
Class R2	837,899	638,432	600,608
Class R3	175,158	109,340	148,227
Class R4	125,836	107,744	97,325
Class R5	2,139,330	1,564,905	1,625,489
Custodian and accounting fees	36,933	28,950	28,454
Interest expense to affiliates	7,742	4,379	5,024
Professional fees	114,722	96,201	95,111
Trustees’ and Chief Compliance Officer’s fees	52,734	46,804	46,097
Printing and mailing costs	9,508	41,863	59,533
Registration and filing fees	194,555	181,871	185,417
Transfer agency fees (See Note 2.G.)	197,402	168,184	172,032
Other	319,482	346,706	353,905

Total expenses	16,595,605	12,560,232	12,351,693

Less fees waived	(2,080,705)	(1,453,020)	(1,406,351)
Less expense reimbursements	(537,941)	(503,321)	(519,029)

Net expenses	13,976,959	10,603,891	10,426,313

Net investment income (loss)	170,306,110	109,074,361	97,655,119

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,131,595	1,073,213	1,058,737
Investments in affiliates	635,771,998	223,172,487	283,050,410
Futures contracts	(21,182,143)	(41,100,936)	(44,616,909)
Foreign currency transactions	(38,084)	(545,992)	679,981

Net realized gain (loss)	617,683,366	182,598,772	240,172,219

Distributions of capital gains received from investment company affiliates	176,040,224	181,425,730	196,388,765

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	570,571	375,823	339,053
Investments in affiliates	(877,959,308)	(417,524,914)	(501,640,258)
Futures contracts	11,971,859	7,877,208	8,337,677
Foreign currency translations	1,822	89,728	82,063

Change in net unrealized appreciation/depreciation	(865,415,056)	(409,182,155)	(492,881,465)

Net realized/unrealized gains (losses)	(71,691,466)	(45,157,653)	(56,320,481)

Change in net assets resulting from operations	$98,614,644	$63,916,708	$41,334,638

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020 (continued)

	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund	JPMorgan SmartRetirement 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$646,552	$584,651	$290,576	$49,336
Interest income from affiliates	589	286	125	—
Dividend income from non-affiliates	7,663	6,280	3,149	277
Dividend income from affiliates	71,939,192	64,056,907	29,836,125	3,962,124

Total investment income	72,593,996	64,648,124	30,129,975	4,011,737

EXPENSES:
Distribution fees:
Class A	2,045,574	1,777,904	831,827	86,549
Class C	93,905	96,942	38,985	7,135
Class R2	874,675	831,706	479,490	23,543
Class R3	69,556	75,357	31,751	9,308
Service fees:
Class A	2,045,574	1,777,904	831,827	86,549
Class C	31,302	32,314	12,995	2,379
Class I	1,017,635	998,546	401,476	44,795
Class R2	437,338	415,853	239,745	11,771
Class R3	69,557	75,357	31,750	9,308
Class R4	53,695	59,303	19,803	3,339
Class R5	1,098,242	1,061,110	461,556	43,244
Custodian and accounting fees	19,997	8,792	17,633	24,972
Interest expense to affiliates	3,829	1,194	501	—
Professional fees	76,329	71,780	50,137	33,162
Trustees’ and Chief Compliance Officer’s fees	40,089	38,624	31,438	25,753
Printing and mailing costs	126,021	181,277	177,388	47,790
Registration and filing fees	149,560	143,844	129,689	130,262
Transfer agency fees (See Note 2.G.)	137,867	123,080	79,669	28,796
Other	244,661	202,370	96,757	18,118

Total expenses	8,635,406	7,973,257	3,964,417	636,773

Less fees waived	(987,139)	(869,352)	(418,323)	(56,720)
Less expense reimbursements	(492,629)	(517,862)	(450,516)	(282,313)

Net expenses	7,155,638	6,586,043	3,095,578	297,740

Net investment income (loss)	65,438,358	58,062,081	27,034,397	3,713,997

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	896,555	703,953	334,008	22,586
Investments in affiliates	152,175,149	133,329,531	22,250,505	(2,205,772)
Futures contracts	(35,308,772)	(27,877,470)	(8,602,523)	(203,435)
Foreign currency transactions	661,186	(303,461)	(44,383)	(104,065)

Net realized gain (loss)	118,424,118	105,852,553	13,937,607	(2,490,686)

Distributions of capital gains received from investment company affiliates	149,385,551	132,380,395	60,688,502	7,236,223

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	242,243	225,419	109,048	25,336
Investments in affiliates	(331,046,555)	(288,262,686)	(96,023,444)	(7,144,750)
Futures contracts	4,975,143	4,457,552	1,209,846	289,120
Foreign currency translations	64,968	121,253	29,006	(12,210)

Change in net unrealized appreciation/depreciation	(325,764,201)	(283,458,462)	(94,675,544)	(6,842,504)

Net realized/unrealized gains (losses)	(57,954,532)	(45,225,514)	(20,049,435)	(2,096,967)

Change in net assets resulting from operations	$7,483,826	$12,836,567	$6,984,962	$1,617,030

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$76,841,569	$99,568,046	$132,702,383	$167,571,387
Net realized gain (loss)	208,066,778	58,639,967	370,643,954	101,026,589
Distributions of capital gains received from investment company affiliates	46,527,720	69,836,038	88,319,866	152,810,438
Change in net unrealized appreciation/depreciation	(251,843,020)	(34,170,123)	(448,947,201)	(82,650,586)

Change in net assets resulting from operations	79,593,047	193,873,928	142,719,002	338,757,828

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(111,954,524)	(55,801,933)	(165,886,431)	(83,792,070)
Class C	(2,944,897)	(1,300,440)	(4,310,523)	(1,728,274)
Class I	(48,033,907)	(23,552,371)	(85,238,676)	(42,966,914)
Class R2	(16,047,443)	(8,370,268)	(28,619,817)	(15,543,476)
Class R3	(2,943,487)	(937,211)	(6,852,943)	(1,446,895)
Class R4	(2,172,393)	(1,015,760)	(4,267,432)	(2,358,441)
Class R5	(106,657,383)	(63,597,289)	(217,110,197)	(132,089,737)
Class R6	(118,771,037)	(51,805,543)	(224,900,451)	(97,837,785)

Total distributions to shareholders	(409,525,071)	(206,380,815)	(737,186,470)	(377,763,592)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(330,513,583)	(596,993,904)	(614,692,552)	(916,523,634)

NET ASSETS:
Change in net assets	(660,445,607)	(609,500,791)	(1,209,160,020)	(955,529,398)
Beginning of period	3,331,131,567	3,940,632,358	5,803,221,190	6,758,750,588

End of period	$2,670,685,960	$3,331,131,567	$4,594,061,170	$5,803,221,190

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$165,120,069	$184,982,546	$170,306,110	$185,675,490
Net realized gain (loss)	423,970,056	29,697,859	617,683,366	54,175,479
Distributions of capital gains received from investment company affiliates	133,278,914	215,976,044	176,040,224	275,869,585
Change in net unrealized appreciation/depreciation	(583,405,080)	(4,892,708)	(865,415,056)	(53,461,504)

Change in net assets resulting from operations	138,963,959	425,763,741	98,614,644	462,259,050

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(187,049,144)	(88,500,458)	(257,530,956)	(103,690,040)
Class C	(3,930,589)	(1,705,598)	(5,167,455)	(1,755,743)
Class I	(89,575,011)	(43,330,034)	(124,203,631)	(49,658,890)
Class R2	(31,329,129)	(15,413,762)	(52,700,321)	(22,344,127)
Class R3	(5,711,441)	(1,855,007)	(11,306,256)	(1,923,193)
Class R4	(5,056,540)	(1,615,233)	(7,155,913)	(2,886,369)
Class R5	(241,336,385)	(136,184,467)	(333,289,616)	(155,186,129)
Class R6	(281,011,681)	(114,033,738)	(359,566,065)	(126,857,039)

Total distributions to shareholders	(844,999,920)	(402,638,297)	(1,150,920,213)	(464,301,530)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(223,807,334)	(473,987,852)	12,160,598	(388,546,782)

NET ASSETS:
Change in net assets	(929,843,295)	(450,862,408)	(1,040,144,971)	(390,589,262)
Beginning of period	7,241,027,035	7,691,889,443	7,973,782,828	8,364,372,090

End of period	$6,311,183,740	$7,241,027,035	$6,933,637,857	$7,973,782,828

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$109,074,361	$133,572,701	$97,655,119	$122,748,927
Net realized gain (loss)	182,598,772	(27,105,756)	240,172,219	(15,337,701)
Distributions of capital gains received from investment company affiliates	181,425,730	233,969,690	196,388,765	254,201,912
Change in net unrealized appreciation/depreciation	(409,182,155)	(9,100,117)	(492,881,465)	(42,675,797)

Change in net assets resulting from operations	63,916,708	331,336,518	41,334,638	318,937,341

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(120,166,224)	(69,626,725)	(129,959,404)	(71,632,659)
Class C	(1,842,204)	(971,187)	(2,213,493)	(1,072,455)
Class I	(57,779,011)	(31,890,752)	(65,719,648)	(34,951,283)
Class R2	(24,601,619)	(14,332,472)	(26,372,811)	(15,381,559)
Class R3	(4,339,485)	(1,672,722)	(6,820,652)	(1,459,338)
Class R4	(4,287,294)	(1,675,607)	(4,083,692)	(2,010,497)
Class R5	(153,002,117)	(105,300,434)	(180,730,869)	(113,960,943)
Class R6	(195,782,022)	(100,602,284)	(203,029,207)	(101,313,681)

Total distributions to shareholders	(561,799,976)	(326,072,183)	(618,929,776)	(341,782,415)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(245,388,043)	(225,229,334)	(252,685,268)	(213,226,164)

NET ASSETS:
Change in net assets	(743,271,311)	(219,964,999)	(830,280,406)	(236,071,238)
Beginning of period	6,222,819,688	6,442,784,687	6,139,375,672	6,375,446,910

End of period	$5,479,548,377	$6,222,819,688	$5,309,095,266	$6,139,375,672

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$65,438,358	$82,554,279	$58,062,081	$72,491,602
Net realized gain (loss)	118,424,118	(38,519,365)	105,852,553	(38,236,150)
Distributions of capital gains received from investment company affiliates	149,385,551	183,737,712	132,380,395	158,653,739
Change in net unrealized appreciation/depreciation	(325,764,201)	(866,949)	(283,458,462)	9,498,870

Change in net assets resulting from operations	7,483,826	226,905,677	12,836,567	202,408,061

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(80,852,041)	(42,239,358)	(66,937,204)	(33,770,114)
Class C	(1,213,610)	(541,267)	(1,202,134)	(538,857)
Class I	(41,796,021)	(20,050,147)	(38,966,905)	(18,258,582)
Class R2	(17,049,872)	(8,870,590)	(15,845,124)	(7,831,234)
Class R3	(2,795,744)	(936,879)	(3,047,767)	(903,040)
Class R4	(2,175,990)	(644,686)	(1,956,081)	(1,183,953)
Class R5	(109,110,506)	(67,289,068)	(101,396,243)	(56,639,840)
Class R6	(138,679,753)	(69,683,535)	(106,246,977)	(53,623,002)

Total distributions to shareholders	(393,673,537)	(210,255,530)	(335,598,435)	(172,748,622)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(160,106,647)	20,163,151	(166,141,097)	143,266,106

NET ASSETS:
Change in net assets	(546,296,358)	36,813,298	(488,902,965)	172,925,545
Beginning of period	4,373,706,653	4,336,893,355	3,936,188,440	3,763,262,895

End of period	$3,827,410,295	$4,373,706,653	$3,447,285,475	$3,936,188,440

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$27,034,397	$30,900,532	$3,713,997	$2,303,762
Net realized gain (loss)	13,937,607	(17,030,836)	(2,490,686)	(1,404,743)
Distributions of capital gains received from investment company affiliates	60,688,502	66,276,592	7,236,223	4,574,643
Change in net unrealized appreciation/depreciation	(94,675,544)	14,365,327	(6,842,504)	3,529,064

Change in net assets resulting from operations	6,984,962	94,511,615	1,617,030	9,002,726

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(24,959,391)	(11,371,420)	(1,232,606)	(513,312)
Class C	(380,400)	(128,222)	(30,489)	(11,476)
Class I	(12,736,599)	(5,303,998)	(689,639)	(257,476)
Class R2	(6,949,408)	(3,148,658)	(166,546)	(70,723)
Class R3	(1,020,409)	(282,056)	(144,856)	(42,892)
Class R4	(613,534)	(205,701)	(43,648)	(26,575)
Class R5	(35,359,337)	(19,260,799)	(1,733,892)	(699,547)
Class R6	(42,278,247)	(21,932,142)	(4,475,327)	(1,673,286)

Total distributions to shareholders	(124,297,325)	(61,632,996)	(8,517,003)	(3,295,287)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,604,641)	286,177,820	115,792,922	88,672,306

NET ASSETS:
Change in net assets	(124,917,004)	319,056,439	108,892,949	94,379,745
Beginning of period	1,800,933,514	1,481,877,075	169,729,097	75,349,352

End of period	$1,676,016,510	$1,800,933,514	$278,622,046	$169,729,097

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$88,314,627	$108,047,342	$164,813,715	$208,655,630
Distributions reinvested	108,194,478	53,366,588	159,418,848	79,707,106
Cost of shares redeemed	(294,228,708)	(352,127,067)	(499,950,632)	(523,466,734)

Change in net assets resulting from Class A capital transactions	$(97,719,603)	$(190,713,137)	$(175,718,069)	$(235,103,998)

Class C
Proceeds from shares issued	$2,689,601	$3,136,489	$5,638,297	$4,169,488
Distributions reinvested	2,372,995	1,024,222	3,417,974	1,357,385
Cost of shares redeemed	(8,417,759)	(6,114,224)	(11,878,299)	(8,476,135)

Change in net assets resulting from Class C capital transactions	$(3,355,163)	$(1,953,513)	$(2,822,028)	$(2,949,262)

Class I
Proceeds from shares issued	$38,589,116	$43,210,841	$69,367,006	$84,576,297
Distributions reinvested	47,742,150	23,431,617	84,926,858	42,839,499
Cost of shares redeemed	(147,214,936)	(147,544,556)	(241,214,394)	(259,039,966)

Change in net assets resulting from Class I capital transactions	$(60,883,670)	$(80,902,098)	$(86,920,530)	$(131,624,170)

Class R2
Proceeds from shares issued	$16,394,452	$21,816,405	$30,168,114	$33,621,086
Distributions reinvested	15,012,416	7,504,670	26,717,758	14,196,890
Cost of shares redeemed	(56,706,091)	(80,802,745)	(103,410,220)	(146,019,148)

Change in net assets resulting from Class R2 capital transactions	$(25,299,223)	$(51,481,670)	$(46,524,348)	$(98,201,172)

Class R3
Proceeds from shares issued	$8,535,893	$13,408,484	$19,691,074	$32,972,156
Distributions reinvested	2,413,386	696,368	6,187,433	1,230,734
Cost of shares redeemed	(8,333,857)	(6,441,857)	(22,567,845)	(7,068,821)

Change in net assets resulting from Class R3 capital transactions	$2,615,422	$7,662,995	$3,310,662	$27,134,069

Class R4
Proceeds from shares issued	$6,338,604	$6,437,150	$10,789,676	$18,141,449
Distributions reinvested	2,172,392	1,015,760	4,267,432	2,358,440
Cost of shares redeemed	(8,752,926)	(6,431,512)	(23,622,342)	(15,112,453)

Change in net assets resulting from Class R4 capital transactions	$(241,930)	$1,021,398	$(8,565,234)	$5,387,436

Class R5
Proceeds from shares issued	$74,778,869	$140,783,988	$158,475,455	$247,088,318
Distributions reinvested	104,610,224	62,778,902	214,369,875	130,978,221
Cost of shares redeemed	(367,231,446)	(533,277,108)	(712,188,686)	(1,000,858,961)

Change in net assets resulting from Class R5 capital transactions	$(187,842,353)	$(329,714,218)	$(339,343,356)	$(622,792,422)

Class R6
Proceeds from shares issued	$272,875,854	$300,935,989	$452,220,075	$532,000,035
Distributions reinvested	109,681,022	48,492,274	210,208,185	92,246,479
Cost of shares redeemed	(340,343,939)	(300,341,924)	(620,537,909)	(482,620,629)

Change in net assets resulting from Class R6 capital transactions	$42,212,937	$49,086,339	$41,890,351	$141,625,885

Total change in net assets resulting from capital transactions	$(330,513,583)	$(596,993,904)	$(614,692,552)	$(916,523,634)

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2020 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	5,209,476	6,060,945	9,191,104	11,040,218
Reinvested	6,504,728	3,089,051	9,047,881	4,386,585
Redeemed	(17,334,560)	(19,766,746)	(27,967,097)	(27,775,666)

Change in Class A Shares	(5,620,356)	(10,616,750)	(9,728,112)	(12,348,863)

Class C
Issued	158,895	177,180	317,555	224,472
Reinvested	143,454	59,738	195,090	75,354
Redeemed	(500,239)	(344,766)	(687,328)	(450,619)

Change in Class C Shares	(197,890)	(107,848)	(174,683)	(150,793)

Class I
Issued	2,250,632	2,410,303	3,850,798	4,451,454
Reinvested	2,863,034	1,352,958	4,799,308	2,348,193
Redeemed	(8,850,671)	(8,248,225)	(13,598,089)	(13,698,302)

Change in Class I Shares	(3,737,005)	(4,484,964)	(4,947,983)	(6,898,655)

Class R2
Issued	952,976	1,229,125	1,675,077	1,789,348
Reinvested	905,001	436,698	1,521,427	786,281
Redeemed	(3,381,433)	(4,542,214)	(5,820,582)	(7,756,877)

Change in Class R2 Shares	(1,523,456)	(2,876,391)	(2,624,078)	(5,181,248)

Class R3
Issued	498,440	748,921	1,080,640	1,741,671
Reinvested	145,853	40,405	352,865	67,650
Redeemed	(494,927)	(366,818)	(1,282,550)	(376,277)

Change in Class R3 Shares	149,366	422,508	150,955	1,433,044

Class R4
Issued	366,659	361,252	581,237	965,809
Reinvested	130,523	58,733	241,516	129,532
Redeemed	(493,934)	(359,163)	(1,265,137)	(802,480)

Change in Class R4 Shares	3,248	60,822	(442,384)	292,861

Class R5
Issued	4,408,948	8,028,543	8,790,523	13,209,844
Reinvested	6,262,871	3,616,933	12,095,377	7,167,258
Redeemed	(21,401,031)	(29,919,369)	(39,280,382)	(52,961,853)

Change in Class R5 Shares	(10,729,212)	(18,273,893)	(18,394,482)	(32,584,751)

Class R6
Issued	16,069,886	16,858,346	25,167,390	28,054,759
Reinvested	6,567,472	2,791,349	11,861,737	5,039,558
Redeemed	(19,819,016)	(16,830,414)	(34,318,262)	(25,492,173)

Change in Class R6 Shares	2,818,342	2,819,281	2,710,865	7,602,144

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$240,724,595	$269,369,323	$259,541,189	$304,809,011
Distributions reinvested	179,436,824	83,609,376	247,769,781	98,198,342
Cost of shares redeemed	(530,970,607)	(539,299,004)	(581,603,029)	(578,592,738)

Change in net assets resulting from Class A capital transactions	$(110,809,188)	$(186,320,305)	$(74,292,059)	$(175,585,385)

Class C
Proceeds from shares issued	$4,525,104	$5,137,630	$7,027,735	$6,783,276
Distributions reinvested	3,312,035	1,388,177	3,783,416	1,241,093
Cost of shares redeemed	(9,284,126)	(10,515,601)	(13,047,015)	(11,000,193)

Change in net assets resulting from Class C capital transactions	$(1,446,987)	$(3,989,794)	$(2,235,864)	$(2,975,824)

Class I
Proceeds from shares issued	$95,732,980	$123,275,797	$113,532,919	$131,724,026
Distributions reinvested	88,460,406	42,885,789	123,599,831	49,552,196
Cost of shares redeemed	(260,949,906)	(275,464,797)	(295,923,790)	(277,417,325)

Change in net assets resulting from Class I capital transactions	$(76,756,520)	$(109,303,211)	$(58,791,040)	$(96,141,103)

Class R2
Proceeds from shares issued	$42,454,913	$52,849,142	$49,506,283	$65,389,509
Distributions reinvested	28,922,664	13,495,220	49,166,092	20,227,224
Cost of shares redeemed	(105,885,094)	(143,355,907)	(145,117,232)	(189,146,195)

Change in net assets resulting from Class R2 capital transactions	$(34,507,517)	$(77,011,545)	$(46,444,857)	$(103,529,462)

Class R3
Proceeds from shares issued	$21,560,583	$25,174,785	$26,250,921	$44,442,314
Distributions reinvested	4,599,669	1,471,900	10,333,056	1,617,975
Cost of shares redeemed	(19,169,773)	(11,712,841)	(22,874,106)	(7,894,017)

Change in net assets resulting from Class R3 capital transactions	$6,990,479	$14,933,844	$13,709,871	$38,166,272

Class R4
Proceeds from shares issued	$11,471,401	$17,063,116	$15,084,763	$26,236,778
Distributions reinvested	5,056,540	1,615,233	7,155,913	2,886,369
Cost of shares redeemed	(9,153,747)	(6,102,434)	(31,405,480)	(9,808,147)

Change in net assets resulting from Class R4 capital transactions	$7,374,194	$12,575,915	$(9,164,804)	$19,315,000

Class R5
Proceeds from shares issued	$257,660,477	$381,084,890	$283,454,572	$401,936,216
Distributions reinvested	236,547,686	134,215,707	325,009,665	152,414,827
Cost of shares redeemed	(734,564,842)	(1,026,791,205)	(712,094,483)	(1,027,904,257)

Change in net assets resulting from Class R5 capital transactions	$(240,356,679)	$(511,490,608)	$(103,630,246)	$(473,553,214)

Class R6
Proceeds from shares issued	$651,963,805	$713,251,637	$709,634,172	$749,075,555
Distributions reinvested	260,026,051	106,546,910	333,817,886	119,008,164
Cost of shares redeemed	(686,284,972)	(433,180,695)	(750,442,461)	(462,326,785)

Change in net assets resulting from Class R6 capital transactions	$225,704,884	$386,617,852	$293,009,597	$405,756,934

Total change in net assets resulting from capital transactions	$(223,807,334)	$(473,987,852)	$12,160,598	$(388,546,782)

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	13,252,377	14,373,233	13,403,761	14,925,358
Reinvested	9,958,593	4,673,845	12,932,966	5,091,186
Redeemed	(29,654,942)	(28,836,237)	(30,180,018)	(28,370,688)

Change in Class A Shares	(6,443,972)	(9,789,159)	(3,843,291)	(8,354,144)

Class C
Issued	245,351	275,682	357,617	336,487
Reinvested	184,582	78,355	199,646	65,401
Redeemed	(514,231)	(563,562)	(707,326)	(544,716)

Change in Class C Shares	(84,298)	(209,525)	(150,063)	(142,828)

Class I
Issued	5,259,233	6,556,489	5,902,515	6,414,814
Reinvested	4,895,727	2,388,783	6,432,583	2,557,645
Redeemed	(14,630,478)	(14,755,473)	(15,722,109)	(13,590,964)

Change in Class I Shares	(4,475,518)	(5,810,201)	(3,387,011)	(4,618,505)

Class R2
Issued	2,336,445	2,829,065	2,542,790	3,218,050
Reinvested	1,611,670	759,985	2,577,122	1,057,361
Redeemed	(5,959,208)	(7,668,860)	(7,649,442)	(9,247,436)

Change in Class R2 Shares	(2,011,093)	(4,079,810)	(2,529,530)	(4,972,025)

Class R3
Issued	1,173,544	1,336,866	1,330,935	2,160,699
Reinvested	256,312	82,554	541,614	83,674
Redeemed	(1,072,908)	(626,784)	(1,200,310)	(388,274)

Change in Class R3 Shares	356,948	792,636	672,239	1,856,099

Class R4
Issued	622,614	911,487	763,945	1,275,805
Reinvested	280,720	90,080	372,996	149,160
Redeemed	(519,574)	(325,996)	(1,550,328)	(479,864)

Change in Class R4 Shares	383,760	675,571	(413,387)	945,101

Class R5
Issued	14,185,935	20,548,325	14,635,228	19,729,370
Reinvested	13,083,321	7,462,810	16,866,568	7,843,142
Redeemed	(40,420,479)	(54,816,707)	(36,365,298)	(50,245,721)

Change in Class R5 Shares	(13,151,223)	(26,805,572)	(4,863,502)	(22,673,209)

Class R6
Issued	35,896,273	37,947,797	36,916,905	36,403,413
Reinvested	14,385,765	5,910,986	17,336,326	6,112,798
Redeemed	(37,652,704)	(23,082,759)	(38,023,001)	(22,630,422)

Change in Class R6 Shares	12,629,334	20,776,024	16,230,230	19,885,789

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$209,889,410	$252,673,812	$202,314,230	$252,562,320
Distributions reinvested	115,251,979	65,686,844	124,788,636	67,715,604
Cost of shares redeemed	(425,087,939)	(443,193,298)	(437,805,019)	(420,412,035)

Change in net assets resulting from Class A capital transactions	$(99,946,550)	$(124,832,642)	$(110,702,153)	$(100,134,111)

Class C
Proceeds from shares issued	$3,205,789	$3,841,180	$3,919,615	$5,212,257
Distributions reinvested	1,299,448	652,236	1,599,432	715,308
Cost of shares redeemed	(8,290,983)	(6,153,076)	(8,523,571)	(7,509,786)

Change in net assets resulting from Class C capital transactions	$(3,785,746)	$(1,659,660)	$(3,004,524)	$(1,582,221)

Class I
Proceeds from shares issued	$79,584,743	$103,538,438	$98,034,785	$117,122,621
Distributions reinvested	57,401,778	31,726,119	65,561,161	34,898,384
Cost of shares redeemed	(196,451,384)	(208,855,440)	(226,754,447)	(233,235,335)

Change in net assets resulting from Class I capital transactions	$(59,464,863)	$(73,590,883)	$(63,158,501)	$(81,214,330)

Class R2
Proceeds from shares issued	$40,196,801	$54,318,853	$38,235,612	$55,273,968
Distributions reinvested	22,710,081	12,582,596	24,321,300	13,575,633
Cost of shares redeemed	(98,614,509)	(133,089,294)	(104,998,156)	(149,791,952)

Change in net assets resulting from Class R2 capital transactions	$(35,707,627)	$(66,187,845)	$(42,441,244)	$(80,942,351)

Class R3
Proceeds from shares issued	$19,459,428	$21,533,856	$23,781,198	$37,961,806
Distributions reinvested	3,509,651	1,381,305	6,176,845	1,231,728
Cost of shares redeemed	(14,184,663)	(9,415,185)	(20,195,369)	(5,968,843)

Change in net assets resulting from Class R3 capital transactions	$8,784,416	$13,499,976	$9,762,674	$33,224,691

Class R4
Proceeds from shares issued	$11,987,518	$15,921,910	$16,356,314	$17,565,931
Distributions reinvested	4,287,294	1,675,606	4,083,692	2,010,497
Cost of shares redeemed	(9,326,375)	(4,722,246)	(23,908,855)	(9,682,757)

Change in net assets resulting from Class R4 capital transactions	$6,948,437	$12,875,270	$(3,468,849)	$9,893,671

Class R5
Proceeds from shares issued	$240,299,826	$328,448,787	$230,669,403	$327,439,926
Distributions reinvested	147,958,786	102,890,750	174,486,106	111,153,305
Cost of shares redeemed	(553,539,585)	(811,379,196)	(517,456,127)	(792,200,623)

Change in net assets resulting from Class R5 capital transactions	$(165,280,973)	$(380,039,659)	$(112,300,618)	$(353,607,392)

Class R6
Proceeds from shares issued	$597,553,689	$646,466,741	$592,328,699	$634,543,087
Distributions reinvested	182,500,700	94,681,994	188,053,517	95,507,492
Cost of shares redeemed	(676,989,526)	(346,442,626)	(707,754,269)	(368,914,700)

Change in net assets resulting from Class R6 capital transactions	$103,064,863	$394,706,109	$72,627,947	$361,135,879

Total change in net assets resulting from capital transactions	$(245,388,043)	$(225,229,334)	$(252,685,268)	$(213,226,164)

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	10,821,459	12,744,366	9,755,537	11,789,756
Reinvested	5,798,258	3,531,538	5,861,200	3,403,403
Redeemed	(21,962,996)	(22,407,044)	(21,041,692)	(19,661,992)

Change in Class A Shares	(5,343,279)	(6,131,140)	(5,424,955)	(4,468,833)

Class C
Issued	163,673	196,057	189,984	248,812
Reinvested	65,802	35,643	76,185	36,779
Redeemed	(434,457)	(310,523)	(428,333)	(352,763)

Change in Class C Shares	(204,982)	(78,823)	(162,164)	(67,172)

Class I
Issued	4,085,574	5,191,984	4,708,807	5,440,822
Reinvested	2,872,991	1,692,869	3,069,030	1,745,164
Redeemed	(10,361,543)	(10,466,765)	(11,216,889)	(10,850,968)

Change in Class I Shares	(3,402,978)	(3,581,912)	(3,439,052)	(3,664,982)

Class R2
Issued	2,070,512	2,746,900	1,848,216	2,597,198
Reinvested	1,144,349	681,783	1,147,179	689,892
Redeemed	(5,134,325)	(6,723,406)	(5,136,486)	(6,982,757)

Change in Class R2 Shares	(1,919,464)	(3,294,723)	(2,141,091)	(3,695,667)

Class R3
Issued	986,226	1,076,411	1,117,197	1,764,147
Reinvested	177,300	74,597	291,047	61,873
Redeemed	(742,027)	(475,256)	(967,240)	(281,734)

Change in Class R3 Shares	421,499	675,752	441,004	1,544,286

Class R4
Issued	606,252	807,245	777,515	823,350
Reinvested	215,064	89,550	191,659	100,719
Redeemed	(490,150)	(236,368)	(1,140,579)	(450,037)

Change in Class R4 Shares	331,166	660,427	(171,405)	474,032

Class R5
Issued	12,422,197	16,641,094	11,099,141	15,291,881
Reinvested	7,405,038	5,483,911	8,155,540	5,537,815
Redeemed	(28,416,605)	(40,805,674)	(24,669,854)	(36,955,494)

Change in Class R5 Shares	(8,589,370)	(18,680,669)	(5,415,173)	(16,125,798)

Class R6
Issued	30,724,142	32,341,279	28,638,543	29,420,148
Reinvested	9,142,856	5,033,002	8,794,230	4,749,038
Redeemed	(34,227,290)	(17,391,613)	(33,141,806)	(17,174,401)

Change in Class R6 Shares	5,639,708	19,982,668	4,290,967	16,994,785

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$168,884,988	$199,168,930	$179,060,565	$210,071,519
Distributions reinvested	77,362,744	39,750,688	63,519,154	31,663,312
Cost of shares redeemed	(274,072,999)	(307,260,407)	(282,165,807)	(264,642,347)

Change in net assets resulting from Class A capital transactions	$(27,825,267)	$(68,340,789)	$(39,586,088)	$(22,907,516)

Class C
Proceeds from shares issued	$2,962,409	$2,838,771	$2,392,928	$3,306,801
Distributions reinvested	910,080	391,400	874,024	368,175
Cost of shares redeemed	(4,773,115)	(4,094,937)	(5,615,354)	(3,817,685)

Change in net assets resulting from Class C capital transactions	$(900,626)	$(864,766)	$(2,348,402)	$(142,709)

Class I
Proceeds from shares issued	$72,480,663	$92,110,486	$93,279,223	$114,486,438
Distributions reinvested	41,436,382	19,897,566	38,871,217	18,219,003
Cost of shares redeemed	(129,514,366)	(156,326,111)	(153,618,675)	(161,004,533)

Change in net assets resulting from Class I capital transactions	$(15,597,321)	$(44,318,059)	$(21,468,235)	$(28,299,092)

Class R2
Proceeds from shares issued	$35,693,835	$43,004,982	$36,119,727	$49,449,459
Distributions reinvested	15,781,562	7,811,680	14,873,210	6,908,449
Cost of shares redeemed	(67,834,064)	(91,171,593)	(79,613,358)	(82,731,219)

Change in net assets resulting from Class R2 capital transactions	$(16,358,667)	$(40,354,931)	$(28,620,421)	$(26,373,311)

Class R3
Proceeds from shares issued	$14,717,034	$14,066,900	$14,267,177	$16,918,336
Distributions reinvested	2,360,710	793,450	2,734,855	802,667
Cost of shares redeemed	(10,388,311)	(5,425,114)	(15,401,492)	(5,079,919)

Change in net assets resulting from Class R3 capital transactions	$6,689,433	$9,435,236	$1,600,540	$12,641,084

Class R4
Proceeds from shares issued	$10,858,290	$9,330,792	$10,277,337	$14,084,804
Distributions reinvested	2,175,990	644,686	1,956,081	1,183,952
Cost of shares redeemed	(7,056,952)	(2,419,433)	(20,254,386)	(6,622,535)

Change in net assets resulting from Class R4 capital transactions	$5,977,328	$7,556,045	$(8,020,968)	$8,646,221

Class R5
Proceeds from shares issued	$196,533,036	$275,652,775	$216,841,352	$279,892,279
Distributions reinvested	104,530,577	65,355,600	95,443,060	54,326,592
Cost of shares redeemed	(387,875,281)	(529,611,456)	(326,149,916)	(457,826,258)

Change in net assets resulting from Class R5 capital transactions	$(86,811,668)	$(188,603,081)	$(13,865,504)	$(123,607,387)

Class R6
Proceeds from shares issued	$461,930,106	$517,162,220	$429,984,152	$493,607,480
Distributions reinvested	127,414,516	65,323,773	95,443,119	49,480,344
Cost of shares redeemed	(614,624,481)	(236,832,497)	(579,259,290)	(219,779,008)

Change in net assets resulting from Class R6 capital transactions	$(25,279,859)	$345,653,496	$(53,832,019)	$323,308,816

Total change in net assets resulting from capital transactions	$(160,106,647)	$20,163,151	$(166,141,097)	$143,266,106

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	8,490,355	9,741,281	8,947,493	10,270,302
Reinvested	3,737,875	2,097,967	3,051,783	1,669,772
Redeemed	(13,773,489)	(15,094,505)	(14,060,616)	(12,963,652)

Change in Class A Shares	(1,545,259)	(3,255,257)	(2,061,340)	(1,023,578)

Class C
Issued	152,133	140,818	119,551	163,813
Reinvested	44,371	21,028	42,428	19,789
Redeemed	(250,414)	(199,276)	(286,899)	(188,367)

Change in Class C Shares	(53,910)	(37,430)	(124,920)	(4,765)

Class I
Issued	3,636,351	4,488,199	4,672,429	5,558,411
Reinvested	1,995,590	1,043,525	1,861,751	954,195
Redeemed	(6,716,811)	(7,590,561)	(7,852,628)	(7,836,373)

Change in Class I Shares	(1,084,870)	(2,058,837)	(1,318,448)	(1,323,767)

Class R2
Issued	1,791,858	2,110,820	1,811,782	2,429,988
Reinvested	764,514	416,534	716,720	368,217
Redeemed	(3,426,966)	(4,457,028)	(3,997,058)	(4,034,935)

Change in Class R2 Shares	(870,594)	(1,929,674)	(1,468,556)	(1,236,730)

Class R3
Issued	726,226	687,216	701,347	821,524
Reinvested	114,430	42,065	131,766	42,469
Redeemed	(521,825)	(268,345)	(750,332)	(250,131)

Change in Class R3 Shares	318,831	460,936	82,781	613,862

Class R4
Issued	550,595	456,099	507,243	689,009
Reinvested	105,094	33,856	93,889	62,097
Redeemed	(364,317)	(117,206)	(985,585)	(321,387)

Change in Class R4 Shares	291,372	372,749	(384,453)	429,719

Class R5
Issued	9,931,745	13,478,948	10,935,121	13,626,769
Reinvested	5,034,914	3,420,064	4,568,108	2,837,744
Redeemed	(19,271,791)	(25,819,496)	(16,087,789)	(22,277,100)

Change in Class R5 Shares	(4,305,132)	(8,920,484)	(584,560)	(5,812,587)

Class R6
Issued	23,179,824	25,094,551	21,596,126	23,920,368
Reinvested	6,143,690	3,411,615	4,570,931	2,577,122
Redeemed	(29,919,628)	(11,547,676)	(27,924,432)	(10,697,775)

Change in Class R6 Shares	(596,114)	16,958,490	(1,757,375)	15,799,715

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$135,184,014	$137,898,181	$32,837,658	$22,303,707
Distributions reinvested	23,497,180	10,454,588	1,218,346	509,021
Cost of shares redeemed	(138,175,493)	(124,470,282)	(14,473,853)	(9,740,313)

Change in net assets resulting from Class A capital transactions	$20,505,701	$23,882,487	$19,582,151	$13,072,415

Class C
Proceeds from shares issued	$1,682,249	$1,539,736	$513,906	$478,182
Distributions reinvested	346,583	111,620	30,489	11,476
Cost of shares redeemed	(1,163,410)	(1,065,470)	(71,203)	(97,756)

Change in net assets resulting from Class C capital transactions	$865,422	$585,886	$473,192	$391,902

Class I
Proceeds from shares issued	$55,722,594	$59,698,716	$17,907,728	$10,766,555
Distributions reinvested	12,713,268	5,295,662	689,639	257,451
Cost of shares redeemed	(45,108,672)	(68,197,707)	(6,116,552)	(4,861,036)

Change in net assets resulting from Class I capital transactions	$23,327,190	$(3,203,329)	$12,480,815	$6,162,970

Class R2
Proceeds from shares issued	$30,940,578	$36,045,343	$3,507,976	$2,522,351
Distributions reinvested	6,368,518	2,733,777	166,546	70,722
Cost of shares redeemed	(35,852,577)	(41,451,126)	(1,586,373)	(1,203,419)

Change in net assets resulting from Class R2 capital transactions	$1,456,519	$(2,672,006)	$2,088,149	$1,389,654

Class R3
Proceeds from shares issued	$8,419,197	$7,484,425	$3,136,155	$2,786,215
Distributions reinvested	933,663	251,082	136,453	37,202
Cost of shares redeemed	(7,222,788)	(2,205,906)	(2,045,235)	(576,886)

Change in net assets resulting from Class R3 capital transactions	$2,130,072	$5,529,601	$1,227,373	$2,246,531

Class R4
Proceeds from shares issued	$3,843,850	$4,235,207	$1,300,190	$1,793,762
Distributions reinvested	613,534	205,701	43,648	26,575
Cost of shares redeemed	(1,756,947)	(2,281,107)	(1,811,301)	(433,699)

Change in net assets resulting from Class R4 capital transactions	$2,700,437	$2,159,801	$(467,463)	$1,386,638

Class R5
Proceeds from shares issued	$150,764,862	$192,298,641	$34,718,029	$30,883,972
Distributions reinvested	35,026,036	19,063,505	1,720,667	695,717
Cost of shares redeemed	(186,340,847)	(193,269,620)	(14,226,213)	(14,517,883)

Change in net assets resulting from Class R5 capital transactions	$(549,949)	$18,092,526	$22,212,483	$17,061,806

Class R6
Proceeds from shares issued	$257,098,994	$322,464,869	$91,926,010	$62,484,077
Distributions reinvested	39,048,944	20,823,585	4,044,536	1,549,882
Cost of shares redeemed	(354,187,971)	(101,485,600)	(37,774,324)	(17,073,569)

Change in net assets resulting from Class R6 capital transactions	$(58,040,033)	$241,802,854	$58,196,222	$46,960,390

Total change in net assets resulting from capital transactions	$(7,604,641)	$286,177,820	$115,792,922	$88,672,306

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement 2055 Fund		JPMorgan SmartRetirement 2060 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A
Issued	5,954,340	6,003,806	1,853,978	1,279,049
Reinvested	984,037	490,221	64,940	31,311
Redeemed	(6,080,558)	(5,407,224)	(824,299)	(555,693)

Change in Class A Shares	857,819	1,086,803	1,094,619	754,667

Class C
Issued	75,066	67,770	32,072	27,934
Reinvested	14,575	5,322	1,617	722
Redeemed	(51,198)	(46,017)	(4,086)	(5,715)

Change in Class C Shares	38,443	27,075	29,603	22,941

Class I
Issued	2,461,611	2,595,276	1,019,709	616,068
Reinvested	531,995	246,835	36,839	15,726
Redeemed	(2,022,769)	(2,953,117)	(351,236)	(278,070)

Change in Class I Shares	970,837	(111,006)	705,312	353,724

Class R2
Issued	1,371,028	1,571,828	198,585	145,613
Reinvested	266,625	129,443	8,816	4,407
Redeemed	(1,577,487)	(1,807,626)	(89,041)	(70,797)

Change in Class R2 Shares	60,166	(106,355)	118,360	79,223

Class R3
Issued	364,943	325,524	175,934	158,154
Reinvested	39,181	11,805	7,244	2,281
Redeemed	(313,917)	(96,327)	(118,170)	(32,516)

Change in Class R3 Shares	90,207	241,002	65,008	127,919

Class R4
Issued	166,890	185,428	72,554	102,920
Reinvested	25,728	9,605	2,335	1,621
Redeemed	(77,446)	(99,033)	(102,814)	(24,416)

Change in Class R4 Shares	115,172	96,000	(27,925)	80,125

Class R5
Issued	6,641,621	8,365,749	1,969,579	1,769,862
Reinvested	1,467,311	887,370	92,187	42,404
Redeemed	(8,139,807)	(8,378,136)	(800,988)	(829,488)

Change in Class R5 Shares	(30,875)	874,983	1,260,778	982,778

Class R6
Issued	11,299,426	13,949,760	5,239,717	3,573,818
Reinvested	1,636,937	966,006	216,737	94,154
Redeemed	(15,098,373)	(4,404,258)	(2,150,036)	(987,926)

Change in Class R6 Shares	(2,162,010)	10,511,508	3,306,418	2,680,046

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Income Fund
Class A
Year Ended June 30, 2020	$18.14	$0.42		$0.10	$0.52	$(0.43)	$(2.02)	$(2.45)
Year Ended June 30, 2019	18.19	0.47		0.49	0.96	(0.51)	(0.50)	(1.01)
Year Ended June 30, 2018	18.14	0.38		0.35	0.73	(0.41)	(0.27)	(0.68)
Year Ended June 30, 2017	17.30	0.39	(h)	0.83	1.22	(0.38)	—	(0.38)
Year Ended June 30, 2016	17.60	0.32		(0.19)	0.13	(0.37)	(0.06)	(0.43)

Class C
Year Ended June 30, 2020	18.07	0.31		0.09	0.40	(0.32)	(2.02)	(2.34)
Year Ended June 30, 2019	18.12	0.35		0.50	0.85	(0.40)	(0.50)	(0.90)
Year Ended June 30, 2018	18.07	0.25		0.36	0.61	(0.29)	(0.27)	(0.56)
Year Ended June 30, 2017	17.23	0.27	(h)	0.83	1.10	(0.26)	—	(0.26)
Year Ended June 30, 2016	17.53	0.21		(0.19)	0.02	(0.26)	(0.06)	(0.32)

Class I
Year Ended June 30, 2020	18.18	0.44		0.09	0.53	(0.45)	(2.02)	(2.47)
Year Ended June 30, 2019	18.22	0.49		0.50	0.99	(0.53)	(0.50)	(1.03)
Year Ended June 30, 2018	18.17	0.41		0.34	0.75	(0.43)	(0.27)	(0.70)
Year Ended June 30, 2017	17.33	0.40	(h)	0.84	1.24	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.63	0.34		(0.20)	0.14	(0.38)	(0.06)	(0.44)

Class R2
Year Ended June 30, 2020	18.11	0.35		0.08	0.43	(0.35)	(2.02)	(2.37)
Year Ended June 30, 2019	18.15	0.39		0.50	0.89	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2018	18.10	0.30		0.34	0.64	(0.32)	(0.27)	(0.59)
Year Ended June 30, 2017	17.26	0.34	(h)	0.83	1.17	(0.33)	—	(0.33)
Year Ended June 30, 2016	17.57	0.28		(0.20)	0.08	(0.33)	(0.06)	(0.39)

Class R3
Year Ended June 30, 2020	18.08	0.38		0.10	0.48	(0.40)	(2.02)	(2.42)
Year Ended June 30, 2019	18.13	0.45		0.48	0.93	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	18.10	0.38		0.31	0.69	(0.39)	(0.27)	(0.66)
September 9, 2016 (i) through June 30, 2017	17.56	0.35	(h)	0.58	0.93	(0.39)	—	(0.39)

Class R4
Year Ended June 30, 2020	18.15	0.43		0.09	0.52	(0.44)	(2.02)	(2.46)
Year Ended June 30, 2019	18.19	0.48		0.50	0.98	(0.52)	(0.50)	(1.02)
Year Ended June 30, 2018	18.17	0.50		0.23	0.73	(0.44)	(0.27)	(0.71)
September 9, 2016 (i) through June 30, 2017	17.59	0.33	(h)	0.64	0.97	(0.39)	—	(0.39)

Class R5
Year Ended June 30, 2020	18.21	0.46		0.10	0.56	(0.47)	(2.02)	(2.49)
Year Ended June 30, 2019	18.25	0.50		0.51	1.01	(0.55)	(0.50)	(1.05)
Year Ended June 30, 2018	18.20	0.42		0.35	0.77	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2017	17.36	0.43	(h)	0.83	1.26	(0.42)	—	(0.42)
Year Ended June 30, 2016	17.66	0.36		(0.19)	0.17	(0.41)	(0.06)	(0.47)

Class R6
Year Ended June 30, 2020	18.21	0.47		0.10	0.57	(0.48)	(2.02)	(2.50)
Year Ended June 30, 2019	18.25	0.53		0.50	1.03	(0.57)	(0.50)	(1.07)
Year Ended June 30, 2018	18.20	0.45		0.34	0.79	(0.47)	(0.27)	(0.74)
Year Ended June 30, 2017	17.36	0.47	(h)	0.80	1.27	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.66	0.37		(0.19)	0.18	(0.42)	(0.06)	(0.48)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$16.21	2.80%	$725,301,617	0.31%	2.46%		0.53%		44%
18.14	5.65	913,902,552	0.31	2.62		0.53		22
18.19	4.02	1,109,061,789	0.30	2.07		0.53		23
18.14	7.14	1,272,206,671	0.29	2.20	(h)	0.56		21
17.30	0.81	619,792,804	0.28	1.86		0.58		29

16.13	2.10	19,315,545	0.94	1.82		1.03		44
18.07	5.02	25,210,634	0.94	2.00		1.02		22
18.12	3.34	27,229,447	0.94	1.36		1.02		23
18.07	6.44	43,741,512	0.94	1.54	(h)	1.05		21
17.23	0.16	24,969,601	0.94	1.22		1.08		29

16.24	2.86	275,968,110	0.19	2.59		0.27		44
18.18	5.83	376,750,999	0.19	2.74		0.27		22
18.22	4.13	459,287,905	0.19	2.18		0.26		23
18.17	7.22	556,179,393	0.19	2.28	(h)	0.30		21
17.33	0.90	298,322,644	0.18	1.97		0.32		29

16.17	2.29	96,608,974	0.75	2.03		0.77		44
18.11	5.24	135,757,596	0.75	2.17		0.77		22
18.15	3.55	188,265,741	0.75	1.62		0.77		23
18.10	6.82	229,706,224	0.59	1.90	(h)	0.84		21
17.26	0.50	110,807,390	0.53	1.61		0.87		29

16.14	2.57	21,053,046	0.50	2.26		0.52		44
18.08	5.51	20,881,718	0.50	2.51		0.52		22
18.13	3.80	13,281,928	0.50	2.06		0.53		23
18.10	5.35	2,507,962	0.50	2.41	(h)	0.58		21

16.21	2.81	16,424,328	0.25	2.50		0.27		44
18.15	5.78	18,329,270	0.25	2.70		0.26		22
18.19	4.00	17,265,638	0.25	2.71		0.37		23
18.17	5.61	21,118	0.25	2.28	(h)	0.35		21

16.28	3.01	663,489,981	0.10	2.66		0.12		44
18.21	5.91	937,765,072	0.10	2.80		0.12		22
18.25	4.21	1,273,234,250	0.10	2.25		0.11		23
18.20	7.32	1,883,558,005	0.09	2.40	(h)	0.15		21
17.36	1.03	1,005,529,297	0.05	2.09		0.16		29

16.28	3.12	852,524,359	0.00	2.77		0.02		44
18.21	6.02	902,533,726	0.00	2.95		0.02		22
18.25	4.32	853,005,660	0.00	2.44		0.01		23
18.20	7.42	476,562,618	0.00	2.63	(h)	0.01		21
17.36	1.09	101,641,201	0.00	2.15		0.00	(j)	29

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2020	$19.25	$0.43		$0.13	$0.56	$(0.44)	$(2.23)	$(2.67)
Year Ended June 30, 2019	19.34	0.47		0.55	1.02	(0.52)	(0.59)	(1.11)
Year Ended June 30, 2018	19.14	0.39		0.62	1.01	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2017	17.95	0.38	(h)	1.31	1.69	(0.40)	(0.10)	(0.50)
Year Ended June 30, 2016	18.50	0.32		(0.30)	0.02	(0.38)	(0.19)	(0.57)

Class C
Year Ended June 30, 2020	19.16	0.32		0.13	0.45	(0.33)	(2.23)	(2.56)
Year Ended June 30, 2019	19.26	0.35		0.55	0.90	(0.41)	(0.59)	(1.00)
Year Ended June 30, 2018	19.06	0.26		0.63	0.89	(0.30)	(0.39)	(0.69)
Year Ended June 30, 2017	17.87	0.25	(h)	1.31	1.56	(0.27)	(0.10)	(0.37)
Year Ended June 30, 2016	18.42	0.21		(0.31)	(0.10)	(0.26)	(0.19)	(0.45)

Class I
Year Ended June 30, 2020	19.32	0.46		0.13	0.59	(0.47)	(2.23)	(2.70)
Year Ended June 30, 2019	19.41	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.20	0.42		0.63	1.05	(0.45)	(0.39)	(0.84)
Year Ended June 30, 2017	18.00	0.40	(h)	1.31	1.71	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2016	18.55	0.34		(0.30)	0.04	(0.40)	(0.19)	(0.59)

Class R2
Year Ended June 30, 2020	19.19	0.36		0.13	0.49	(0.37)	(2.23)	(2.60)
Year Ended June 30, 2019	19.29	0.39		0.55	0.94	(0.45)	(0.59)	(1.04)
Year Ended June 30, 2018	19.09	0.31		0.62	0.93	(0.34)	(0.39)	(0.73)
Year Ended June 30, 2017	17.90	0.32	(h)	1.31	1.63	(0.34)	(0.10)	(0.44)
Year Ended June 30, 2016	18.45	0.28		(0.30)	(0.02)	(0.34)	(0.19)	(0.53)

Class R3
Year Ended June 30, 2020	19.17	0.41		0.13	0.54	(0.42)	(2.23)	(2.65)
Year Ended June 30, 2019	19.29	0.46		0.52	0.98	(0.51)	(0.59)	(1.10)
Year Ended June 30, 2018	19.10	0.37		0.61	0.98	(0.40)	(0.39)	(0.79)
September 9, 2016 (i) through June 30, 2017	18.29	0.28	(h)	1.03	1.31	(0.40)	(0.10)	(0.50)

Class R4
Year Ended June 30, 2020	19.28	0.45		0.12	0.57	(0.46)	(2.23)	(2.69)
Year Ended June 30, 2019	19.37	0.50		0.55	1.05	(0.55)	(0.59)	(1.14)
Year Ended June 30, 2018	19.19	0.44		0.59	1.03	(0.46)	(0.39)	(0.85)
September 9, 2016 (i) through June 30, 2017	18.35	0.35	(h)	1.00	1.35	(0.41)	(0.10)	(0.51)

Class R5
Year Ended June 30, 2020	19.34	0.48		0.13	0.61	(0.49)	(2.23)	(2.72)
Year Ended June 30, 2019	19.43	0.52		0.55	1.07	(0.57)	(0.59)	(1.16)
Year Ended June 30, 2018	19.22	0.43		0.64	1.07	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2017	18.02	0.42	(h)	1.32	1.74	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2016	18.57	0.37		(0.31)	0.06	(0.42)	(0.19)	(0.61)

Class R6
Year Ended June 30, 2020	19.34	0.50		0.13	0.63	(0.51)	(2.23)	(2.74)
Year Ended June 30, 2019	19.44	0.55		0.53	1.08	(0.59)	(0.59)	(1.18)
Year Ended June 30, 2018	19.23	0.47		0.62	1.09	(0.49)	(0.39)	(0.88)
Year Ended June 30, 2017	18.03	0.45	(h)	1.30	1.75	(0.45)	(0.10)	(0.55)
Year Ended June 30, 2016	18.58	0.40		(0.33)	0.07	(0.43)	(0.19)	(0.62)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$17.14	2.87%	$1,016,968,999	0.37%	2.39%		0.52%		45%
19.25	5.74	1,329,583,241	0.36	2.49		0.52		23
19.34	5.24	1,575,072,478	0.34	1.97		0.52		23
19.14	9.55	1,698,638,664	0.31	2.03	(h)	0.54		20
17.95	0.22	1,574,360,821	0.30	1.82		0.57		19

17.05	2.26	26,138,060	0.97	1.80		1.03		45
19.16	5.08	32,725,145	0.96	1.87		1.02		23
19.26	4.60	35,803,238	0.96	1.31		1.02		23
19.06	8.86	47,919,707	0.96	1.37	(h)	1.06		20
17.87	(0.43)	55,337,034	0.95	1.17		1.08		19

17.21	3.01	500,145,280	0.22	2.54		0.26		45
19.32	5.88	657,041,783	0.21	2.64		0.27		23
19.41	5.41	794,081,821	0.21	2.11		0.26		23
19.20	9.68	894,064,434	0.21	2.15	(h)	0.29		20
18.00	0.31	943,672,820	0.20	1.92		0.31		19

17.08	2.47	164,522,600	0.75	2.01		0.77		45
19.19	5.27	235,221,749	0.75	2.08		0.77		23
19.29	4.82	336,321,252	0.75	1.57		0.76		23
19.09	9.24	379,082,287	0.60	1.75	(h)	0.81		20
17.90	(0.02)	383,079,281	0.55	1.57		0.83		19

17.06	2.75	43,462,005	0.50	2.28		0.52		45
19.17	5.51	45,957,172	0.50	2.45		0.52		23
19.29	5.10	18,587,787	0.50	1.90		0.52		23
19.10	7.31	4,816,368	0.50	1.82	(h)	0.54		20

17.16	2.94	27,376,304	0.25	2.48		0.26		45
19.28	5.86	39,274,910	0.25	2.65		0.26		23
19.37	5.31	33,798,436	0.25	2.26		0.29		23
19.19	7.54	26,608	0.25	2.35	(h)	0.35		20

17.23	3.13	1,300,373,331	0.10	2.64		0.11		45
19.34	5.99	1,815,333,487	0.10	2.73		0.11		23
19.43	5.52	2,456,985,179	0.10	2.19		0.11		23
19.22	9.80	3,406,306,984	0.09	2.26	(h)	0.13		20
18.02	0.44	3,514,258,427	0.07	2.04		0.14		19

17.23	3.23	1,515,074,591	0.00	2.76		0.01		45
19.34	6.04	1,648,083,703	0.00	2.87		0.01		23
19.44	5.63	1,508,100,397	0.00	2.39		0.01		23
19.23	9.90	644,741,611	0.00	2.39	(h)	0.00	(j)	20
18.03	0.51	309,810,854	0.00	2.22		0.00	(j)	19

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2020	$19.22	$0.41		$0.06	$0.47	$(0.42)	$(1.93)	$(2.35)
Year Ended June 30, 2019	19.18	0.43		0.59	1.02	(0.49)	(0.49)	(0.98)
Year Ended June 30, 2018	18.75	0.35		0.84	1.19	(0.38)	(0.38)	(0.76)
Year Ended June 30, 2017	17.31	0.34	(h)	1.60	1.94	(0.35)	(0.15)	(0.50)
Year Ended June 30, 2016	17.97	0.28		(0.40)	(0.12)	(0.35)	(0.19)	(0.54)

Class C
Year Ended June 30, 2020	19.15	0.30		0.06	0.36	(0.31)	(1.93)	(2.24)
Year Ended June 30, 2019	19.11	0.32		0.59	0.91	(0.38)	(0.49)	(0.87)
Year Ended June 30, 2018	18.69	0.22		0.84	1.06	(0.26)	(0.38)	(0.64)
Year Ended June 30, 2017	17.24	0.22	(h)	1.61	1.83	(0.23)	(0.15)	(0.38)
Year Ended June 30, 2016	17.91	0.17		(0.42)	(0.25)	(0.23)	(0.19)	(0.42)

Class I
Year Ended June 30, 2020	19.27	0.44		0.06	0.50	(0.45)	(1.93)	(2.38)
Year Ended June 30, 2019	19.22	0.46		0.60	1.06	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.79	0.38		0.84	1.22	(0.41)	(0.38)	(0.79)
Year Ended June 30, 2017	17.34	0.36	(h)	1.61	1.97	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	18.01	0.30		(0.42)	(0.12)	(0.36)	(0.19)	(0.55)

Class R2
Year Ended June 30, 2020	19.15	0.34		0.06	0.40	(0.35)	(1.93)	(2.28)
Year Ended June 30, 2019	19.11	0.35		0.60	0.95	(0.42)	(0.49)	(0.91)
Year Ended June 30, 2018	18.69	0.27		0.84	1.11	(0.31)	(0.38)	(0.69)
Year Ended June 30, 2017	17.25	0.29	(h)	1.60	1.89	(0.30)	(0.15)	(0.45)
Year Ended June 30, 2016	17.92	0.24		(0.41)	(0.17)	(0.31)	(0.19)	(0.50)

Class R3
Year Ended June 30, 2020	19.16	0.39		0.05	0.44	(0.40)	(1.93)	(2.33)
Year Ended June 30, 2019	19.12	0.41		0.59	1.00	(0.47)	(0.49)	(0.96)
Year Ended June 30, 2018	18.72	0.36		0.80	1.16	(0.38)	(0.38)	(0.76)
September 9, 2016 (i) through June 30, 2017	17.69	0.23	(h)	1.31	1.54	(0.36)	(0.15)	(0.51)

Class R4
Year Ended June 30, 2020	19.22	0.44		0.05	0.49	(0.44)	(1.93)	(2.37)
Year Ended June 30, 2019	19.18	0.46		0.59	1.05	(0.52)	(0.49)	(1.01)
Year Ended June 30, 2018	18.78	0.45		0.75	1.20	(0.42)	(0.38)	(0.80)
September 9, 2016 (i) through June 30, 2017	17.73	0.29	(h)	1.29	1.58	(0.38)	(0.15)	(0.53)

Class R5
Year Ended June 30, 2020	19.29	0.46		0.06	0.52	(0.47)	(1.93)	(2.40)
Year Ended June 30, 2019	19.24	0.48		0.60	1.08	(0.54)	(0.49)	(1.03)
Year Ended June 30, 2018	18.81	0.40		0.84	1.24	(0.43)	(0.38)	(0.81)
Year Ended June 30, 2017	17.36	0.38	(h)	1.61	1.99	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	18.03	0.32		(0.41)	(0.09)	(0.39)	(0.19)	(0.58)

Class R6
Year Ended June 30, 2020	19.29	0.48		0.06	0.54	(0.49)	(1.93)	(2.42)
Year Ended June 30, 2019	19.24	0.50		0.60	1.10	(0.56)	(0.49)	(1.05)
Year Ended June 30, 2018	18.82	0.43		0.82	1.25	(0.45)	(0.38)	(0.83)
Year Ended June 30, 2017	17.36	0.41	(h)	1.61	2.02	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	18.03	0.35		(0.43)	(0.08)	(0.40)	(0.19)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$17.34	2.22%	$1,348,331,337	0.40%	2.25%		0.52%		51%
19.22	5.80	1,618,745,001	0.38	2.28		0.52		24
19.18	6.33	1,802,572,445	0.36	1.78		0.52		26
18.75	11.42	1,839,098,058	0.32	1.88	(h)	0.54		16
17.31	(0.59)	1,581,781,922	0.31	1.65		0.56		17

17.27	1.62	30,824,759	0.99	1.64		1.03		51
19.15	5.20	35,802,142	0.97	1.69		1.02		24
19.11	5.65	39,725,390	0.97	1.13		1.03		26
18.69	10.79	50,947,959	0.97	1.22	(h)	1.05		16
17.24	(1.30)	53,254,672	0.96	0.99		1.09		17

17.39	2.37	608,685,892	0.24	2.40		0.26		51
19.27	6.01	760,816,568	0.22	2.45		0.26		24
19.22	6.47	870,553,845	0.22	1.93		0.26		26
18.79	11.56	928,710,192	0.22	1.97	(h)	0.29		16
17.34	(0.55)	855,591,284	0.21	1.75		0.31		17

17.27	1.86	220,376,123	0.75	1.90		0.77		51
19.15	5.42	282,956,272	0.75	1.90		0.77		24
19.11	5.89	360,269,761	0.75	1.39		0.76		26
18.69	11.13	384,485,846	0.61	1.60	(h)	0.81		16
17.25	(0.88)	345,519,188	0.56	1.41		0.84		17

17.27	2.07	43,901,399	0.50	2.17		0.52		51
19.16	5.72	41,862,334	0.50	2.21		0.52		24
19.12	6.15	26,624,257	0.50	1.83		0.52		26
18.72	8.92	3,644,789	0.50	1.56	(h)	0.56		16

17.34	2.37	39,365,448	0.25	2.40		0.26		51
19.22	5.95	36,267,323	0.25	2.47		0.26		24
19.18	6.39	23,227,536	0.25	2.33		0.27		26
18.78	9.09	185,054	0.25	1.95	(h)	0.34		16

17.41	2.51	1,741,633,588	0.10	2.52		0.11		51
19.29	6.13	2,183,768,336	0.10	2.54		0.11		24
19.24	6.59	2,693,856,623	0.10	2.02		0.11		26
18.81	11.69	3,347,238,800	0.09	2.12	(h)	0.13		16
17.36	(0.41)	3,245,942,674	0.07	1.88		0.15		17

17.41	2.61	2,278,065,194	0.00	2.64		0.01		51
19.29	6.24	2,280,809,059	0.00	2.68		0.01		24
19.24	6.64	1,875,059,586	0.00	2.20		0.01		26
18.82	11.85	796,239,508	0.00	2.26	(h)	0.00	(j)	16
17.36	(0.34)	292,823,052	0.00	2.05		0.00	(j)	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2020	$21.00	$0.41		$(0.01)	$0.40	$(0.42)	$(2.81)	$(3.23)
Year Ended June 30, 2019	21.03	0.43		0.67	1.10	(0.50)	(0.63)	(1.13)
Year Ended June 30, 2018	20.33	0.34		1.24	1.58	(0.40)	(0.48)	(0.88)
Year Ended June 30, 2017	18.45	0.34	(h)	2.06	2.40	(0.37)	(0.15)	(0.52)
Year Ended June 30, 2016	19.37	0.28		(0.63)	(0.35)	(0.35)	(0.22)	(0.57)

Class C
Year Ended June 30, 2020	20.80	0.30		(0.02)	0.28	(0.31)	(2.81)	(3.12)
Year Ended June 30, 2019	20.84	0.30		0.67	0.97	(0.38)	(0.63)	(1.01)
Year Ended June 30, 2018	20.15	0.20		1.24	1.44	(0.27)	(0.48)	(0.75)
Year Ended June 30, 2017	18.29	0.22	(h)	2.03	2.25	(0.24)	(0.15)	(0.39)
Year Ended June 30, 2016	19.22	0.16		(0.62)	(0.46)	(0.25)	(0.22)	(0.47)

Class I
Year Ended June 30, 2020	21.06	0.45		(0.03)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.08	0.46		0.68	1.14	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.38	0.37		1.24	1.61	(0.43)	(0.48)	(0.91)
Year Ended June 30, 2017	18.49	0.36	(h)	2.07	2.43	(0.39)	(0.15)	(0.54)
Year Ended June 30, 2016	19.41	0.30		(0.63)	(0.33)	(0.37)	(0.22)	(0.59)

Class R2
Year Ended June 30, 2020	20.92	0.35		(0.02)	0.33	(0.35)	(2.81)	(3.16)
Year Ended June 30, 2019	20.96	0.35		0.66	1.01	(0.42)	(0.63)	(1.05)
Year Ended June 30, 2018	20.26	0.26		1.23	1.49	(0.31)	(0.48)	(0.79)
Year Ended June 30, 2017	18.39	0.29	(h)	2.04	2.33	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2016	19.31	0.23		(0.62)	(0.39)	(0.31)	(0.22)	(0.53)

Class R3
Year Ended June 30, 2020	20.94	0.40		(0.03)	0.37	(0.40)	(2.81)	(3.21)
Year Ended June 30, 2019	20.98	0.42		0.66	1.08	(0.49)	(0.63)	(1.12)
Year Ended June 30, 2018	20.30	0.33		1.21	1.54	(0.38)	(0.48)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.89	0.21	(h)	1.72	1.93	(0.37)	(0.15)	(0.52)

Class R4
Year Ended June 30, 2020	21.02	0.43		(0.01)	0.42	(0.45)	(2.81)	(3.26)
Year Ended June 30, 2019	21.05	0.46		0.67	1.13	(0.53)	(0.63)	(1.16)
Year Ended June 30, 2018	20.36	0.39		1.22	1.61	(0.44)	(0.48)	(0.92)
September 9, 2016 (i) through June 30, 2017	18.93	0.33	(h)	1.64	1.97	(0.39)	(0.15)	(0.54)

Class R5
Year Ended June 30, 2020	21.11	0.47		(0.01)	0.46	(0.48)	(2.81)	(3.29)
Year Ended June 30, 2019	21.14	0.49		0.67	1.16	(0.56)	(0.63)	(1.19)
Year Ended June 30, 2018	20.43	0.40		1.24	1.64	(0.45)	(0.48)	(0.93)
Year Ended June 30, 2017	18.53	0.39	(h)	2.07	2.46	(0.41)	(0.15)	(0.56)
Year Ended June 30, 2016	19.45	0.33		(0.63)	(0.30)	(0.40)	(0.22)	(0.62)

Class R6
Year Ended June 30, 2020	21.11	0.49		(0.02)	0.47	(0.50)	(2.81)	(3.31)
Year Ended June 30, 2019	21.13	0.51		0.68	1.19	(0.58)	(0.63)	(1.21)
Year Ended June 30, 2018	20.42	0.43		1.23	1.66	(0.47)	(0.48)	(0.95)
Year Ended June 30, 2017	18.53	0.41	(h)	2.06	2.47	(0.43)	(0.15)	(0.58)
Year Ended June 30, 2016	19.45	0.35		(0.64)	(0.29)	(0.41)	(0.22)	(0.63)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$18.17	1.39%	$1,502,784,468	0.40%	2.13%		0.52%		51%
21.00	5.82	1,817,991,315	0.38	2.09		0.52		19
21.03	7.74	1,996,352,162	0.36	1.61		0.52		30
20.33	13.21	1,989,716,070	0.32	1.77	(h)	0.55		26
18.45	(1.71)	1,719,385,697	0.31	1.53		0.58		22

17.96	0.73	27,199,295	0.99	1.56		1.03		51
20.80	5.21	34,611,510	0.97	1.48		1.02		19
20.84	7.10	37,658,447	0.97	0.95		1.03		30
20.15	12.48	46,297,575	0.97	1.12	(h)	1.07		26
18.29	(2.36)	47,960,623	0.96	0.87		1.11		22

18.22	1.49	667,686,587	0.24	2.29		0.26		51
21.06	6.02	842,816,953	0.22	2.25		0.26		19
21.08	7.87	941,297,953	0.22	1.76		0.26		30
20.38	13.34	999,965,327	0.22	1.88	(h)	0.30		26
18.49	(1.62)	997,683,619	0.21	1.63		0.32		22

18.09	1.03	279,698,082	0.75	1.79		0.76		51
20.92	5.39	376,463,963	0.75	1.70		0.77		19
20.96	7.35	481,235,818	0.75	1.22		0.76		30
20.26	12.87	492,665,627	0.61	1.48	(h)	0.82		26
18.39	(1.95)	444,975,463	0.56	1.28		0.84		22

18.10	1.25	68,796,016	0.50	2.06		0.51		51
20.94	5.72	65,515,408	0.50	2.04		0.52		19
20.98	7.57	26,713,668	0.50	1.54		0.52		30
20.30	10.44	5,048,280	0.50	1.28	(h)	0.53		26

18.18	1.49	45,528,443	0.25	2.19		0.26		51
21.02	5.97	61,312,721	0.25	2.26		0.26		19
21.05	7.90	41,512,978	0.25	1.81		0.29		30
20.36	10.62	34,690	0.25	2.13	(h)	0.35		26

18.28	1.68	1,978,377,841	0.10	2.41		0.11		51
21.11	6.09	2,387,636,631	0.10	2.36		0.11		19
21.14	8.03	2,869,582,896	0.10	1.86		0.11		30
20.43	13.51	3,803,505,336	0.09	2.01	(h)	0.14		26
18.53	(1.48)	3,512,043,299	0.07	1.77		0.15		22

18.27	1.73	2,363,567,125	0.00	2.52		0.01		51
21.11	6.24	2,387,434,327	0.00	2.48		0.01		19
21.13	8.14	1,970,018,168	0.00	2.02		0.01		30
20.42	13.56	706,064,859	0.00	2.12	(h)	0.00	(j)	26
18.53	(1.41)	304,091,927	0.00	1.93		0.00	(j)	22

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2020	$20.40	$0.33		$(0.02)	$0.31	$(0.35)	$(1.60)	$(1.95)
Year Ended June 30, 2019	20.43	0.38		0.58	0.96	(0.46)	(0.53)	(0.99)
Year Ended June 30, 2018	19.62	0.30		1.31	1.61	(0.36)	(0.44)	(0.80)
Year Ended June 30, 2017	17.59	0.31	(h)	2.21	2.52	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2016	18.59	0.25		(0.70)	(0.45)	(0.33)	(0.22)	(0.55)

Class C
Year Ended June 30, 2020	20.23	0.22		(0.02)	0.20	(0.24)	(1.60)	(1.84)
Year Ended June 30, 2019	20.26	0.26		0.59	0.85	(0.35)	(0.53)	(0.88)
Year Ended June 30, 2018	19.47	0.17		1.29	1.46	(0.23)	(0.44)	(0.67)
Year Ended June 30, 2017	17.45	0.19	(h)	2.20	2.39	(0.21)	(0.16)	(0.37)
Year Ended June 30, 2016	18.47	0.13		(0.70)	(0.57)	(0.23)	(0.22)	(0.45)

Class I
Year Ended June 30, 2020	20.51	0.37		(0.02)	0.35	(0.39)	(1.60)	(1.99)
Year Ended June 30, 2019	20.53	0.42		0.59	1.01	(0.50)	(0.53)	(1.03)
Year Ended June 30, 2018	19.71	0.34		1.31	1.65	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2017	17.67	0.33	(h)	2.22	2.55	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2016	18.67	0.27		(0.71)	(0.44)	(0.34)	(0.22)	(0.56)

Class R2
Year Ended June 30, 2020	20.34	0.27		(0.02)	0.25	(0.29)	(1.60)	(1.89)
Year Ended June 30, 2019	20.37	0.30		0.59	0.89	(0.39)	(0.53)	(0.92)
Year Ended June 30, 2018	19.57	0.22		1.30	1.52	(0.28)	(0.44)	(0.72)
Year Ended June 30, 2017	17.54	0.26	(h)	2.21	2.47	(0.28)	(0.16)	(0.44)
Year Ended June 30, 2016	18.54	0.21		(0.71)	(0.50)	(0.28)	(0.22)	(0.50)

Class R3
Year Ended June 30, 2020	20.32	0.32		(0.02)	0.30	(0.34)	(1.60)	(1.94)
Year Ended June 30, 2019	20.36	0.37		0.57	0.94	(0.45)	(0.53)	(0.98)
Year Ended June 30, 2018	19.57	0.32		1.26	1.58	(0.35)	(0.44)	(0.79)
September 9, 2016(i) through June 30, 2017	18.04	0.18	(h)	1.85	2.03	(0.34)	(0.16)	(0.50)

Class R4
Year Ended June 30, 2020	20.47	0.36		(0.02)	0.34	(0.38)	(1.60)	(1.98)
Year Ended June 30, 2019	20.50	0.41		0.58	0.99	(0.49)	(0.53)	(1.02)
Year Ended June 30, 2018	19.70	0.37		1.28	1.65	(0.41)	(0.44)	(0.85)
September 9, 2016(i) through June 30, 2017	18.13	0.31	(h)	1.78	2.09	(0.36)	(0.16)	(0.52)

Class R5
Year Ended June 30, 2020	20.53	0.39		(0.02)	0.37	(0.41)	(1.60)	(2.01)
Year Ended June 30, 2019	20.54	0.44		0.60	1.04	(0.52)	(0.53)	(1.05)
Year Ended June 30, 2018	19.73	0.36		1.30	1.66	(0.41)	(0.44)	(0.85)
Year Ended June 30, 2017	17.68	0.35	(h)	2.24	2.59	(0.38)	(0.16)	(0.54)
Year Ended June 30, 2016	18.68	0.29		(0.70)	(0.41)	(0.37)	(0.22)	(0.59)

Class R6
Year Ended June 30, 2020	20.53	0.41		(0.02)	0.39	(0.43)	(1.60)	(2.03)
Year Ended June 30, 2019	20.55	0.46		0.59	1.05	(0.54)	(0.53)	(1.07)
Year Ended June 30, 2018	19.73	0.39		1.31	1.70	(0.44)	(0.44)	(0.88)
Year Ended June 30, 2017	17.68	0.38	(h)	2.22	2.60	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2016	18.68	0.32		(0.72)	(0.40)	(0.38)	(0.22)	(0.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$18.76	1.14%	$1,141,434,446	0.41%	1.70%		0.52%		52%
20.40	5.27	1,350,106,625	0.39	1.91		0.52		15
20.43	8.18	1,477,096,112	0.37	1.46		0.52		28
19.62	14.58	1,438,787,340	0.32	1.67	(h)	0.56		22
17.59	(2.40)	1,219,559,258	0.31	1.42		0.59		17

18.59	0.56	16,377,849	0.99	1.14		1.04		52
20.23	4.71	21,966,918	0.97	1.32		1.03		15
20.26	7.48	23,602,339	0.97	0.82		1.04		28
19.47	13.89	29,550,511	0.97	1.02	(h)	1.08		22
17.45	(3.08)	30,327,423	0.96	0.73		1.08		17

18.87	1.31	492,445,558	0.24	1.88		0.27		52
20.51	5.47	604,947,389	0.22	2.08		0.27		15
20.53	8.35	679,085,746	0.22	1.63		0.26		28
19.71	14.68	743,740,243	0.22	1.75	(h)	0.30		22
17.67	(2.30)	655,304,993	0.21	1.52		0.33		17

18.70	0.79	225,092,401	0.76	1.37		0.77		52
20.34	4.89	283,851,505	0.75	1.53		0.77		15
20.37	7.74	351,337,033	0.75	1.08		0.76		28
19.57	14.29	350,592,518	0.62	1.38	(h)	0.83		22
17.54	(2.64)	292,087,846	0.56	1.18		0.86		17

18.68	1.07	44,104,138	0.51	1.63		0.52		52
20.32	5.14	39,417,258	0.50	1.85		0.52		15
20.36	8.05	25,728,124	0.50	1.54		0.52		28
19.57	11.49	5,007,361	0.50	1.16	(h)	0.54		22

18.83	1.30	43,340,652	0.25	1.87		0.26		52
20.47	5.41	40,332,104	0.25	2.07		0.26		15
20.50	8.33	26,844,718	0.25	1.79		0.29		28
19.70	11.74	43,037	0.25	2.03	(h)	0.35		22

18.89	1.45	1,449,762,736	0.10	1.98		0.11		52
20.53	5.64	1,751,724,155	0.10	2.20		0.11		15
20.54	8.41	2,137,154,842	0.10	1.72		0.11		28
19.73	14.87	2,727,056,929	0.09	1.90	(h)	0.14		22
17.68	(2.17)	2,488,223,763	0.07	1.65		0.16		17

18.89	1.55	2,066,990,597	0.00	2.09		0.01		52
20.53	5.70	2,130,473,734	0.00	2.30		0.02		15
20.55	8.58	1,721,935,773	0.00	1.86		0.01		28
19.73	14.97	638,799,389	0.00	2.02	(h)	0.00	(j)	22
17.68	(2.10)	235,741,825	0.00	1.83		0.00	(j)	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2020	$22.03	$0.32		$(0.05)	$0.27	$(0.35)	$(2.05)	$(2.40)
Year Ended June 30, 2019	22.17	0.38		0.62	1.00	(0.47)	(0.67)	(1.14)
Year Ended June 30, 2018	21.18	0.30		1.60	1.90	(0.37)	(0.54)	(0.91)
Year Ended June 30, 2017	18.77	0.31	(h)	2.63	2.94	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	19.96	0.25		(0.86)	(0.61)	(0.33)	(0.25)	(0.58)

Class C
Year Ended June 30, 2020	21.72	0.20		(0.05)	0.15	(0.24)	(2.05)	(2.29)
Year Ended June 30, 2019	21.87	0.25		0.62	0.87	(0.35)	(0.67)	(1.02)
Year Ended June 30, 2018	20.91	0.15		1.59	1.74	(0.24)	(0.54)	(0.78)
Year Ended June 30, 2017	18.54	0.18	(h)	2.59	2.77	(0.21)	(0.19)	(0.40)
Year Ended June 30, 2016	19.76	0.12		(0.85)	(0.73)	(0.24)	(0.25)	(0.49)

Class I
Year Ended June 30, 2020	22.10	0.36		(0.06)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.23	0.42		0.63	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.24	0.34		1.59	1.93	(0.40)	(0.54)	(0.94)
Year Ended June 30, 2017	18.82	0.33	(h)	2.64	2.97	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	20.01	0.26		(0.85)	(0.59)	(0.35)	(0.25)	(0.60)

Class R2
Year Ended June 30, 2020	21.92	0.25		(0.05)	0.20	(0.28)	(2.05)	(2.33)
Year Ended June 30, 2019	22.06	0.30		0.62	0.92	(0.39)	(0.67)	(1.06)
Year Ended June 30, 2018	21.08	0.22		1.58	1.80	(0.28)	(0.54)	(0.82)
Year Ended June 30, 2017	18.68	0.25	(h)	2.62	2.87	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2016	19.88	0.20		(0.85)	(0.65)	(0.30)	(0.25)	(0.55)

Class R3
Year Ended June 30, 2020	21.96	0.31		(0.06)	0.25	(0.33)	(2.05)	(2.38)
Year Ended June 30, 2019	22.12	0.37		0.60	0.97	(0.46)	(0.67)	(1.13)
Year Ended June 30, 2018	21.14	0.28		1.58	1.86	(0.34)	(0.54)	(0.88)
September 9, 2016 (i) through June 30, 2017	19.30	0.13	(h)	2.25	2.38	(0.35)	(0.19)	(0.54)

Class R4
Year Ended June 30, 2020	22.06	0.34		(0.04)	0.30	(0.38)	(2.05)	(2.43)
Year Ended June 30, 2019	22.19	0.41		0.64	1.05	(0.51)	(0.67)	(1.18)
Year Ended June 30, 2018	21.22	0.30		1.63	1.93	(0.42)	(0.54)	(0.96)
September 9, 2016 (i) through June 30, 2017	19.35	0.31	(h)	2.12	2.43	(0.37)	(0.19)	(0.56)

Class R5
Year Ended June 30, 2020	22.16	0.39		(0.06)	0.33	(0.41)	(2.05)	(2.46)
Year Ended June 30, 2019	22.29	0.44		0.64	1.08	(0.54)	(0.67)	(1.21)
Year Ended June 30, 2018	21.29	0.36		1.61	1.97	(0.43)	(0.54)	(0.97)
Year Ended June 30, 2017	18.86	0.36	(h)	2.65	3.01	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2016	20.06	0.29		(0.86)	(0.57)	(0.38)	(0.25)	(0.63)

Class R6
Year Ended June 30, 2020	22.16	0.41		(0.06)	0.35	(0.43)	(2.05)	(2.48)
Year Ended June 30, 2019	22.29	0.47		0.63	1.10	(0.56)	(0.67)	(1.23)
Year Ended June 30, 2018	21.29	0.39		1.60	1.99	(0.45)	(0.54)	(0.99)
Year Ended June 30, 2017	18.86	0.38	(h)	2.64	3.02	(0.40)	(0.19)	(0.59)
Year Ended June 30, 2016	20.06	0.32		(0.88)	(0.56)	(0.39)	(0.25)	(0.64)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$19.90	0.66%	$1,088,646,020	0.41%	1.54%		0.52%		50%
22.03	5.15	1,324,588,409	0.39	1.76		0.52		14
22.17	8.91	1,431,800,489	0.37	1.35		0.52		29
21.18	15.94	1,405,514,153	0.32	1.56	(h)	0.58		24
18.77	(2.97)	1,218,455,476	0.31	1.32		0.62		16

19.58	0.08	16,763,216	0.99	0.98		1.04		50
21.72	4.59	22,117,371	0.97	1.17		1.03		14
21.87	8.25	23,744,477	0.97	0.69		1.04		29
20.91	15.18	28,920,492	0.97	0.94	(h)	1.11		24
18.54	(3.64)	29,275,269	0.96	0.65		1.16		16

19.97	0.82	488,470,629	0.24	1.73		0.27		50
22.10	5.36	616,460,578	0.22	1.93		0.27		14
22.23	9.05	701,619,190	0.22	1.51		0.26		29
21.24	16.05	738,939,812	0.22	1.67	(h)	0.32		24
18.82	(2.87)	698,514,780	0.21	1.41		0.36		16

19.79	0.30	200,654,270	0.76	1.22		0.77		50
21.92	4.79	269,143,206	0.75	1.38		0.77		14
22.06	8.50	352,347,719	0.75	0.97		0.77		29
21.08	15.62	358,746,400	0.62	1.28	(h)	0.85		24
18.68	(3.22)	303,226,134	0.56	1.05		0.90		16

19.83	0.57	57,891,446	0.51	1.51		0.52		50
21.96	5.02	54,427,818	0.50	1.72		0.52		14
22.12	8.77	20,649,630	0.50	1.26		0.52		29
21.14	12.58	9,292,450	0.50	0.79	(h)	0.54		24

19.93	0.82	35,247,755	0.26	1.65		0.27		50
22.06	5.36	42,791,845	0.25	1.91		0.26		14
22.19	9.04	32,537,841	0.25	1.34		0.28		29
21.22	12.80	44,844	0.25	1.93	(h)	0.35		24

20.03	0.96	1,521,908,257	0.11	1.84		0.12		50
22.16	5.48	1,803,566,302	0.10	2.06		0.12		14
22.29	9.20	2,173,497,464	0.10	1.62		0.11		29
21.29	16.22	2,933,132,572	0.09	1.80	(h)	0.15		24
18.86	(2.78)	2,573,248,522	0.07	1.56		0.17		16

20.03	1.06	1,899,513,673	0.01	1.94		0.02		50
22.16	5.58	2,006,280,143	0.00	2.16		0.02		14
22.29	9.31	1,639,250,100	0.00	1.71		0.01		29
21.29	16.33	549,100,749	0.00	1.87	(h)	0.00	(j)	24
18.86	(2.71)	233,180,959	0.00	1.73		0.00	(j)	16

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2020	$21.10	$0.29		$(0.14)	$0.15	$(0.32)	$(1.74)	$(2.06)
Year Ended June 30, 2019	21.09	0.35		0.61	0.96	(0.44)	(0.51)	(0.95)
Year Ended June 30, 2018	20.08	0.28		1.54	1.82	(0.34)	(0.47)	(0.81)
Year Ended June 30, 2017	17.78	0.29	(h)	2.52	2.81	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2016	18.90	0.23		(0.80)	(0.57)	(0.32)	(0.23)	(0.55)

Class C
Year Ended June 30, 2020	20.91	0.17		(0.15)	0.02	(0.23)	(1.74)	(1.97)
Year Ended June 30, 2019	20.92	0.22		0.62	0.84	(0.34)	(0.51)	(0.85)
Year Ended June 30, 2018	19.93	0.14		1.54	1.68	(0.22)	(0.47)	(0.69)
Year Ended June 30, 2017	17.66	0.17	(h)	2.49	2.66	(0.20)	(0.19)	(0.39)
Year Ended June 30, 2016	18.80	0.12		(0.80)	(0.68)	(0.23)	(0.23)	(0.46)

Class I
Year Ended June 30, 2020	21.18	0.33		(0.15)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.17	0.38		0.62	1.00	(0.48)	(0.51)	(0.99)
Year Ended June 30, 2018	20.15	0.31		1.55	1.86	(0.37)	(0.47)	(0.84)
Year Ended June 30, 2017	17.84	0.31	(h)	2.53	2.84	(0.34)	(0.19)	(0.53)
Year Ended June 30, 2016	18.96	0.25		(0.81)	(0.56)	(0.33)	(0.23)	(0.56)

Class R2
Year Ended June 30, 2020	21.02	0.22		(0.14)	0.08	(0.26)	(1.74)	(2.00)
Year Ended June 30, 2019	21.02	0.27		0.61	0.88	(0.37)	(0.51)	(0.88)
Year Ended June 30, 2018	20.01	0.20		1.54	1.74	(0.26)	(0.47)	(0.73)
Year Ended June 30, 2017	17.72	0.24	(h)	2.50	2.74	(0.26)	(0.19)	(0.45)
Year Ended June 30, 2016	18.85	0.19		(0.81)	(0.62)	(0.28)	(0.23)	(0.51)

Class R3
Year Ended June 30, 2020	21.03	0.28		(0.15)	0.13	(0.30)	(1.74)	(2.04)
Year Ended June 30, 2019	21.03	0.33		0.61	0.94	(0.43)	(0.51)	(0.94)
Year Ended June 30, 2018	20.04	0.28		1.51	1.79	(0.33)	(0.47)	(0.80)
September 9, 2016 (i) through June 30, 2017	18.28	0.13	(h)	2.14	2.27	(0.32)	(0.19)	(0.51)

Class R4
Year Ended June 30, 2020	21.13	0.32		(0.14)	0.18	(0.35)	(1.74)	(2.09)
Year Ended June 30, 2019	21.13	0.37		0.61	0.98	(0.47)	(0.51)	(0.98)
Year Ended June 30, 2018	20.13	0.34		1.52	1.86	(0.39)	(0.47)	(0.86)
September 9, 2016 (i) through June 30, 2017	18.34	0.29	(h)	2.03	2.32	(0.34)	(0.19)	(0.53)

Class R5
Year Ended June 30, 2020	21.20	0.35		(0.14)	0.21	(0.38)	(1.74)	(2.12)
Year Ended June 30, 2019	21.19	0.41		0.61	1.02	(0.50)	(0.51)	(1.01)
Year Ended June 30, 2018	20.17	0.34		1.55	1.89	(0.40)	(0.47)	(0.87)
Year Ended June 30, 2017	17.85	0.34	(h)	2.53	2.87	(0.36)	(0.19)	(0.55)
Year Ended June 30, 2016	18.97	0.28		(0.81)	(0.53)	(0.36)	(0.23)	(0.59)

Class R6
Year Ended June 30, 2020	21.20	0.37		(0.15)	0.22	(0.40)	(1.74)	(2.14)
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.51)	(1.03)
Year Ended June 30, 2018	20.16	0.35		1.56	1.91	(0.42)	(0.47)	(0.89)
Year Ended June 30, 2017	17.85	0.36	(h)	2.52	2.88	(0.38)	(0.19)	(0.57)
Year Ended June 30, 2016	18.97	0.30		(0.82)	(0.52)	(0.37)	(0.23)	(0.60)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$19.19	0.12%	$770,110,518	0.41%	1.45%		0.53%		51%
21.10	5.17	879,443,823	0.39	1.70		0.52		16
21.09	9.03	947,727,109	0.37	1.29		0.53		26
20.08	16.06	886,620,562	0.32	1.55	(h)	0.60		20
17.78	(2.99)	727,577,511	0.31	1.32		0.66		13

18.96	(0.50)	11,129,901	0.99	0.88		1.05		51
20.91	4.58	13,397,954	0.97	1.07		1.04		16
20.92	8.38	14,190,431	0.97	0.65		1.06		26
19.93	15.27	17,074,697	0.97	0.90	(h)	1.12		20
17.66	(3.60)	17,320,818	0.96	0.66		1.21		13

19.27	0.29	358,213,597	0.24	1.65		0.27		51
21.18	5.32	416,711,741	0.22	1.84		0.27		16
21.17	9.20	460,023,964	0.22	1.47		0.27		26
20.15	16.17	497,880,998	0.22	1.62	(h)	0.34		20
17.84	(2.89)	408,473,526	0.21	1.40		0.39		13

19.10	(0.24)	157,855,858	0.76	1.12		0.77		51
21.02	4.75	192,012,743	0.75	1.32		0.77		16
21.02	8.65	232,507,653	0.75	0.92		0.77		26
20.01	15.73	234,513,086	0.62	1.26	(h)	0.88		20
17.72	(3.25)	182,691,218	0.56	1.06		0.94		13

19.12	0.04	28,735,480	0.51	1.39		0.53		51
21.03	5.05	24,908,060	0.50	1.61		0.53		16
21.03	8.90	15,214,881	0.50	1.30		0.53		26
20.04	12.70	3,039,878	0.50	0.84	(h)	0.53		20

19.22	0.28	22,576,063	0.26	1.62		0.27		51
21.13	5.28	18,666,293	0.25	1.81		0.27		16
21.13	9.20	10,785,466	0.25	1.56		0.30		26
20.13	12.92	35,508	0.25	1.91	(h)	0.35		20

19.29	0.43	1,036,265,453	0.10	1.73		0.12		51
21.20	5.45	1,230,281,177	0.10	1.99		0.12		16
21.19	9.32	1,418,443,837	0.10	1.58		0.11		26
20.17	16.36	1,826,905,349	0.09	1.78	(h)	0.16		20
17.85	(2.76)	1,587,368,215	0.07	1.56		0.19		13

19.28	0.48	1,442,523,425	0.00	1.84		0.02		51
21.20	5.60	1,598,284,862	0.00	2.08		0.02		16
21.18	9.44	1,238,000,014	0.00	1.65		0.02		26
20.16	16.41	438,343,379	0.00	1.89	(h)	0.00	(j)	20
17.85	(2.69)	161,559,310	0.00	1.71		0.01		13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2020	$21.14	$0.29		$(0.15)	$0.14	$(0.32)	$(1.66)	$(1.98)
Year Ended June 30, 2019	21.06	0.35		0.62	0.97	(0.44)	(0.45)	(0.89)
Year Ended June 30, 2018	20.04	0.28		1.54	1.82	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2017	17.76	0.29	(h)	2.51	2.80	(0.32)	(0.20)	(0.52)
Year Ended June 30, 2016	18.86	0.23		(0.79)	(0.56)	(0.32)	(0.22)	(0.54)

Class C
Year Ended June 30, 2020	20.92	0.17		(0.15)	0.02	(0.23)	(1.66)	(1.89)
Year Ended June 30, 2019	20.87	0.23		0.61	0.84	(0.34)	(0.45)	(0.79)
Year Ended June 30, 2018	19.87	0.14		1.54	1.68	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2017	17.62	0.17	(h)	2.48	2.65	(0.20)	(0.20)	(0.40)
Year Ended June 30, 2016	18.74	0.12		(0.79)	(0.67)	(0.23)	(0.22)	(0.45)

Class I
Year Ended June 30, 2020	21.22	0.33		(0.16)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.14	0.38		0.63	1.01	(0.48)	(0.45)	(0.93)
Year Ended June 30, 2018	20.10	0.32		1.55	1.87	(0.37)	(0.46)	(0.83)
Year Ended June 30, 2017	17.82	0.32	(h)	2.50	2.82	(0.34)	(0.20)	(0.54)
Year Ended June 30, 2016	18.92	0.25		(0.79)	(0.54)	(0.34)	(0.22)	(0.56)

Class R2
Year Ended June 30, 2020	21.05	0.23		(0.16)	0.07	(0.26)	(1.66)	(1.92)
Year Ended June 30, 2019	20.98	0.27		0.62	0.89	(0.37)	(0.45)	(0.82)
Year Ended June 30, 2018	19.96	0.19		1.55	1.74	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2017	17.70	0.24	(h)	2.48	2.72	(0.26)	(0.20)	(0.46)
Year Ended June 30, 2016	18.81	0.19		(0.80)	(0.61)	(0.28)	(0.22)	(0.50)

Class R3
Year Ended June 30, 2020	21.07	0.29		(0.17)	0.12	(0.30)	(1.66)	(1.96)
Year Ended June 30, 2019	21.00	0.32		0.63	0.95	(0.43)	(0.45)	(0.88)
Year Ended June 30, 2018	19.99	0.26		1.53	1.79	(0.32)	(0.46)	(0.78)
September 9, 2016 (i) through June 30, 2017	18.26	0.11	(h)	2.14	2.25	(0.32)	(0.20)	(0.52)

Class R4
Year Ended June 30, 2020	21.18	0.30		(0.13)	0.17	(0.35)	(1.66)	(2.01)
Year Ended June 30, 2019	21.11	0.37		0.62	0.99	(0.47)	(0.45)	(0.92)
Year Ended June 30, 2018	20.10	0.24		1.61	1.85	(0.38)	(0.46)	(0.84)
September 9, 2016 (i) through June 30, 2017	18.33	0.29	(h)	2.02	2.31	(0.34)	(0.20)	(0.54)

Class R5
Year Ended June 30, 2020	21.25	0.35		(0.15)	0.20	(0.38)	(1.66)	(2.04)
Year Ended June 30, 2019	21.17	0.41		0.62	1.03	(0.50)	(0.45)	(0.95)
Year Ended June 30, 2018	20.13	0.34		1.55	1.89	(0.39)	(0.46)	(0.85)
Year Ended June 30, 2017	17.85	0.34	(h)	2.50	2.84	(0.36)	(0.20)	(0.56)
Year Ended June 30, 2016	18.95	0.28		(0.80)	(0.52)	(0.36)	(0.22)	(0.58)

Class R6
Year Ended June 30, 2020	21.26	0.37		(0.15)	0.22	(0.40)	(1.66)	(2.06)
Year Ended June 30, 2019	21.18	0.43		0.62	1.05	(0.52)	(0.45)	(0.97)
Year Ended June 30, 2018	20.14	0.34		1.58	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2017	17.85	0.35	(h)	2.52	2.87	(0.38)	(0.20)	(0.58)
Year Ended June 30, 2016	18.95	0.30		(0.81)	(0.51)	(0.37)	(0.22)	(0.59)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$19.30	0.11%	$669,044,048	0.41%	1.44%		0.53%	50%
21.14	5.17	776,437,404	0.39	1.70		0.53	15
21.06	9.04	795,190,985	0.37	1.30		0.53	25
20.04	16.01	721,383,503	0.32	1.55	(h)	0.66	20
17.76	(2.94)	580,688,735	0.31	1.32		0.73	16

19.05	(0.47)	10,868,255	0.99	0.88		1.06	50
20.92	4.54	14,549,127	0.97	1.11		1.05	15
20.87	8.41	14,611,958	0.97	0.68		1.07	25
19.87	15.23	16,781,638	0.97	0.90	(h)	1.16	20
17.62	(3.56)	15,792,238	0.96	0.65		1.28	16

19.38	0.27	351,330,859	0.24	1.63		0.27	50
21.22	5.33	412,674,586	0.22	1.84		0.27	15
21.14	9.27	439,080,148	0.22	1.48		0.27	25
20.10	16.06	437,689,624	0.22	1.67	(h)	0.41	20
17.82	(2.84)	385,203,213	0.21	1.42		0.46	16

19.20	(0.25)	141,455,884	0.76	1.14		0.78	50
21.05	4.76	185,990,448	0.75	1.33		0.77	15
20.98	8.66	211,291,468	0.75	0.92		0.77	25
19.96	15.62	204,683,819	0.62	1.26	(h)	0.93	20
17.70	(3.20)	152,861,551	0.56	1.07		1.01	16

19.23	0.02	28,623,735	0.51	1.44		0.53	50
21.07	5.06	29,623,900	0.50	1.58		0.53	15
21.00	8.91	16,637,159	0.50	1.21		0.52	25
19.99	12.59	6,021,491	0.50	0.72	(h)	0.58	20

19.34	0.27	21,884,322	0.25	1.46		0.27	50
21.18	5.27	32,116,520	0.25	1.82		0.27	15
21.11	9.19	22,929,527	0.25	1.14		0.28	25
20.10	12.86	48,213	0.25	1.90	(h)	0.35	20

19.41	0.41	1,040,449,859	0.10	1.74		0.12	50
21.25	5.45	1,151,555,482	0.10	1.99		0.12	15
21.17	9.39	1,270,105,387	0.10	1.61		0.12	25
20.13	16.18	1,572,471,338	0.09	1.78	(h)	0.18	20
17.85	(2.70)	1,267,607,026	0.07	1.58		0.21	16

19.42	0.51	1,183,628,513	0.00	1.83		0.02	50
21.26	5.55	1,333,240,973	0.00	2.09		0.02	15
21.18	9.49	993,416,263	0.00	1.60		0.02	25
20.14	16.34	279,121,538	0.00	1.84	(h)	0.01	20
17.85	(2.64)	126,617,731	0.00	1.72		0.01	16

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2055 Fund
Class A
Year Ended June 30, 2020	$23.80	$0.33		$(0.19)	$0.14	$(0.37)	$(1.41)	$(1.78)
Year Ended June 30, 2019	23.52	0.39		0.72	1.11	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2018	22.30	0.31		1.71	2.02	(0.38)	(0.42)	(0.80)
Year Ended June 30, 2017	19.73	0.32	(h)	2.78	3.10	(0.35)	(0.18)	(0.53)
Year Ended June 30, 2016	20.85	0.26		(0.86)	(0.60)	(0.36)	(0.16)	(0.52)

Class C
Year Ended June 30, 2020	23.66	0.21		(0.20)	0.01	(0.27)	(1.41)	(1.68)
Year Ended June 30, 2019	23.40	0.24		0.73	0.97	(0.37)	(0.34)	(0.71)
Year Ended June 30, 2018	22.20	0.17		1.70	1.87	(0.25)	(0.42)	(0.67)
Year Ended June 30, 2017	19.65	0.19	(h)	2.75	2.94	(0.21)	(0.18)	(0.39)
Year Ended June 30, 2016	20.79	0.13		(0.86)	(0.73)	(0.25)	(0.16)	(0.41)

Class I
Year Ended June 30, 2020	23.84	0.38		(0.20)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.56	0.42		0.73	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.35		1.71	2.06	(0.41)	(0.42)	(0.83)
Year Ended June 30, 2017	19.76	0.34	(h)	2.78	3.12	(0.37)	(0.18)	(0.55)
Year Ended June 30, 2016	20.88	0.28		(0.86)	(0.58)	(0.38)	(0.16)	(0.54)

Class R2
Year Ended June 30, 2020	23.75	0.25		(0.18)	0.07	(0.30)	(1.41)	(1.71)
Year Ended June 30, 2019	23.47	0.31		0.72	1.03	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2018	22.26	0.22		1.70	1.92	(0.29)	(0.42)	(0.71)
Year Ended June 30, 2017	19.70	0.26	(h)	2.77	3.03	(0.29)	(0.18)	(0.47)
Year Ended June 30, 2016	20.82	0.21		(0.85)	(0.64)	(0.32)	(0.16)	(0.48)

Class R3
Year Ended June 30, 2020	23.73	0.33		(0.20)	0.13	(0.35)	(1.41)	(1.76)
Year Ended June 30, 2019	23.46	0.36		0.73	1.09	(0.48)	(0.34)	(0.82)
Year Ended June 30, 2018	22.26	0.29		1.69	1.98	(0.36)	(0.42)	(0.78)
September 9, 2016 (i) through June 30, 2017	20.29	0.14	(h)	2.36	2.50	(0.35)	(0.18)	(0.53)

Class R4
Year Ended June 30, 2020	23.81	0.37		(0.19)	0.18	(0.40)	(1.41)	(1.81)
Year Ended June 30, 2019	23.53	0.43		0.72	1.15	(0.53)	(0.34)	(0.87)
Year Ended June 30, 2018	22.33	0.29		1.75	2.04	(0.42)	(0.42)	(0.84)
September 9, 2016 (i) through June 30, 2017	20.32	0.33	(h)	2.23	2.56	(0.37)	(0.18)	(0.55)

Class R5
Year Ended June 30, 2020	23.86	0.40		(0.19)	0.21	(0.43)	(1.41)	(1.84)
Year Ended June 30, 2019	23.58	0.46		0.72	1.18	(0.56)	(0.34)	(0.90)
Year Ended June 30, 2018	22.35	0.38		1.71	2.09	(0.44)	(0.42)	(0.86)
Year Ended June 30, 2017	19.77	0.37	(h)	2.78	3.15	(0.39)	(0.18)	(0.57)
Year Ended June 30, 2016	20.89	0.31		(0.87)	(0.56)	(0.40)	(0.16)	(0.56)

Class R6
Year Ended June 30, 2020	23.87	0.42		(0.18)	0.24	(0.46)	(1.41)	(1.87)
Year Ended June 30, 2019	23.58	0.48		0.73	1.21	(0.58)	(0.34)	(0.92)
Year Ended June 30, 2018	22.36	0.39		1.71	2.10	(0.46)	(0.42)	(0.88)
Year Ended June 30, 2017	19.78	0.39	(h)	2.78	3.17	(0.41)	(0.18)	(0.59)
Year Ended June 30, 2016	20.89	0.34		(0.87)	(0.53)	(0.42)	(0.16)	(0.58)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$22.16	0.13%	$333,643,359	0.41%	1.46%		0.54%	59%
23.80	5.17	337,832,071	0.39	1.70		0.54	11
23.52	9.01	308,277,730	0.37	1.30		0.55	21
22.30	15.96	230,868,508	0.32	1.53	(h)	0.70	17
19.73	(2.85)	149,208,888	0.31	1.34		0.77	10

21.99	(0.42)	5,393,188	0.99	0.91		1.12	59
23.66	4.56	4,893,512	0.97	1.06		1.09	11
23.40	8.36	4,205,680	0.97	0.70		1.17	21
22.20	15.20	3,626,496	0.97	0.89	(h)	1.31	17
19.65	(3.51)	3,130,364	0.96	0.65		1.53	10

22.21	0.34	164,089,450	0.24	1.66		0.28	59
23.84	5.33	153,011,303	0.22	1.81		0.28	11
23.56	9.20	153,796,582	0.22	1.49		0.28	21
22.33	16.05	140,666,489	0.22	1.60	(h)	0.42	17
19.76	(2.76)	85,997,129	0.21	1.41		0.48	10

22.11	(0.18)	93,217,054	0.76	1.11		0.79	59
23.75	4.80	98,713,703	0.75	1.33		0.79	11
23.47	8.57	100,046,192	0.75	0.92		0.79	21
22.26	15.62	83,587,368	0.62	1.24	(h)	0.99	17
19.70	(3.08)	48,658,005	0.56	1.10		1.09	10

22.10	0.09	12,680,652	0.50	1.46		0.55	59
23.73	5.06	11,479,377	0.50	1.58		0.55	11
23.46	8.86	5,694,053	0.50	1.24		0.57	21
22.26	12.59	1,303,663	0.50	0.80	(h)	0.74	17

22.18	0.33	8,753,782	0.25	1.63		0.29	59
23.81	5.33	6,657,340	0.25	1.89		0.29	11
23.53	9.12	4,320,091	0.25	1.21		0.33	21
22.33	12.84	22,567	0.25	1.93	(h)	0.35	17

22.23	0.48	458,535,743	0.10	1.75		0.13	59
23.86	5.46	492,993,517	0.10	2.00		0.13	11
23.58	9.32	466,450,172	0.10	1.62		0.13	21
22.35	16.23	464,633,419	0.09	1.77	(h)	0.20	17
19.77	(2.63)	326,762,457	0.07	1.57		0.23	10

22.24	0.58	599,703,282	0.00	1.82		0.03	59
23.87	5.60	695,352,691	0.00	2.09		0.03	11
23.58	9.37	439,086,575	0.00	1.62		0.04	21
22.36	16.32	124,561,863	0.00	1.85	(h)	0.01	17
19.78	(2.52)	33,074,528	0.00	1.76		0.02	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement 2060 Fund
Class A
Year Ended June 30, 2020	$18.17	$0.25		$(0.21)	$0.04	$(0.29)	$(0.40)	$(0.69)
Year Ended June 30, 2019	17.74	0.30		0.58	0.88	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2018	16.57	0.23		1.29	1.52	(0.28)	(0.07)	(0.35)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.70	1.79	(0.22)	—	(0.22)

Class C
Year Ended June 30, 2020	18.11	0.15		(0.21)	(0.06)	(0.22)	(0.40)	(0.62)
Year Ended June 30, 2019	17.70	0.17		0.60	0.77	(0.29)	(0.07)	(0.36)
Year Ended June 30, 2018	16.57	0.10		1.31	1.41	(0.21)	(0.07)	(0.28)
August 31, 2016 (h) through June 30, 2017	15.00	0.12	(i)	1.60	1.72	(0.15)	—	(0.15)

Class I
Year Ended June 30, 2020	18.20	0.29		(0.22)	0.07	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.59	0.25		1.29	1.54	(0.30)	(0.07)	(0.37)
August 31, 2016 (h) through June 30, 2017	15.00	0.21	(i)	1.60	1.81	(0.22)	—	(0.22)

Class R2
Year Ended June 30, 2020	18.16	0.21		(0.24)	(0.03)	(0.24)	(0.40)	(0.64)
Year Ended June 30, 2019	17.73	0.24		0.58	0.82	(0.32)	(0.07)	(0.39)
Year Ended June 30, 2018	16.58	0.14		1.31	1.45	(0.23)	(0.07)	(0.30)
August 31, 2016 (h) through June 30, 2017	15.00	0.09	(i)	1.67	1.76	(0.18)	—	(0.18)

Class R3
Year Ended June 30, 2020	18.17	0.26		(0.23)	0.03	(0.28)	(0.40)	(0.68)
Year Ended June 30, 2019	17.74	0.28		0.58	0.86	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2018	16.58	0.21		1.28	1.49	(0.26)	(0.07)	(0.33)
September 9, 2016 (j) through June 30, 2017	14.82	0.13	(i)	1.83	1.96	(0.20)	—	(0.20)

Class R4
Year Ended June 30, 2020	18.20	0.26		(0.20)	0.06	(0.32)	(0.40)	(0.72)
Year Ended June 30, 2019	17.76	0.33		0.58	0.91	(0.40)	(0.07)	(0.47)
Year Ended June 30, 2018	16.60	0.28		1.25	1.53	(0.30)	(0.07)	(0.37)
September 9, 2016 (j) through June 30, 2017	14.82	0.23	(i)	1.76	1.99	(0.21)	—	(0.21)

Class R5
Year Ended June 30, 2020	18.20	0.31		(0.23)	0.08	(0.34)	(0.40)	(0.74)
Year Ended June 30, 2019	17.76	0.35		0.58	0.93	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2018	16.59	0.27		1.29	1.56	(0.32)	(0.07)	(0.39)
August 31, 2016 (h) through June 30, 2017	15.00	0.14	(i)	1.69	1.83	(0.24)	—	(0.24)

Class R6
Year Ended June 30, 2020	18.22	0.33		(0.22)	0.11	(0.36)	(0.40)	(0.76)
Year Ended June 30, 2019	17.78	0.37		0.58	0.95	(0.44)	(0.07)	(0.51)
Year Ended June 30, 2018	16.60	0.28		1.30	1.58	(0.33)	(0.07)	(0.40)
August 31, 2016 (h) through June 30, 2017	15.00	0.15	(i)	1.70	1.85	(0.25)	—	(0.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Commencement of operations.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$17.52	0.03%	$45,390,098	0.41%	1.42%		0.66%	41%
18.17	5.27	27,198,378	0.39	1.71		0.67	12
17.74	9.14	13,161,164	0.38	1.31		1.27	39
16.57	12.09	2,106,258	0.32	0.70	(i)	1.09	116

17.43	(0.56)	1,266,729	0.99	0.87		1.22	41
18.11	4.65	780,200	0.97	0.99		1.25	12
17.70	8.45	356,274	0.97	0.58		1.90	39
16.57	11.54	32,243	0.97	0.93	(i)	2.66	116

17.55	0.20	25,174,401	0.24	1.64		0.39	41
18.20	5.48	13,276,747	0.22	1.88		0.39	12
17.76	9.24	6,672,939	0.22	1.42		0.94	39
16.59	12.22	2,932,411	0.22	1.58	(i)	1.26	116

17.49	(0.39)	5,747,246	0.75	1.17		0.93	41
18.16	4.91	3,816,144	0.75	1.38		0.91	12
17.73	8.69	2,321,033	0.75	0.78		1.50	39
16.58	11.84	255,812	0.70	0.64	(i)	1.61	116

17.52	(0.07)	4,378,304	0.50	1.47		0.68	41
18.17	5.18	3,361,205	0.50	1.58		0.71	12
17.74	8.93	1,011,833	0.50	1.16		1.40	39
16.58	13.32	176,460	0.50	1.00	(i)	1.30	116

17.54	0.12	1,262,255	0.25	1.46		0.42	41
18.20	5.47	1,817,531	0.25	1.87		0.41	12
17.76	9.20	350,814	0.25	1.54		1.15	39
16.60	13.59	22,712	0.25	1.82	(i)	1.57	116

17.54	0.26	55,956,841	0.10	1.77		0.24	41
18.20	5.60	35,099,983	0.10	1.99		0.23	12
17.76	9.37	16,799,266	0.10	1.51		0.79	39
16.59	12.34	4,073,183	0.10	1.06	(i)	0.73	116

17.57	0.41	139,446,172	0.00	1.89		0.14	41
18.22	5.69	84,378,909	0.00	2.12		0.13	12
17.78	9.52	34,676,029	0.00	1.56		0.67	39
16.60	12.46	1,599,396	0.00	1.08	(i)	0.59	116

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® 2060 Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectuses. Class C Shares automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

90	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$11,657,961	$–	$–	$11,657,961
Investment Companies	2,517,459,524	–	–	2,517,459,524
U.S. Treasury Obligations	–	25,582,093	–	25,582,093
Short-Term Investments
Investment Companies	88,743,634	–	–	88,743,634

Total Investments in Securities	$2,617,861,119	$25,582,093	$–	$2,643,443,212

Appreciation in Other Financial Instruments
Futures Contracts	$3,548,473	$962,484	$–	$4,510,957

Depreciation in Other Financial Instruments
Futures Contracts	$(577,393)	$(452,580)	$–	$(1,029,973)

JPMorgan SmartRetirement 2020 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$22,437,351	$–	$–	$22,437,351
Investment Companies	4,365,569,885	–	–	4,365,569,885
U.S. Treasury Obligations	–	45,695,847	–	45,695,847
Short-Term Investments
Investment Companies	147,454,241	–	–	147,454,241

Total Investments in Securities	$4,535,461,477	$45,695,847	$–	$4,581,157,324

Appreciation in Other Financial Instruments
Futures Contracts	$6,444,970	$1,662,524	$–	$8,107,494

Depreciation in Other Financial Instruments
Futures Contracts	$(833,708)	$(783,089)	$–	$(1,616,797)

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement 2025 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$42,047,466	$–	$–	$42,047,466
Investment Companies	6,026,710,438	–	–	6,026,710,438
U.S. Treasury Obligations	–	73,752,832	–	73,752,832
Short-Term Investments
Investment Companies	114,172,093	–	–	114,172,093

Total Investments in Securities	$6,182,929,997	$73,752,832	$–	$6,256,682,829

Appreciation in Other Financial Instruments
Futures Contracts	$11,363,706	$2,283,821	$–	$13,647,527

Depreciation in Other Financial Instruments
Futures Contracts	$(1,245,737)	$(1,075,193)	$–	$(2,320,930)

JPMorgan SmartRetirement 2030 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$57,447,898	$–	$–	$57,447,898
Investment Companies	6,563,664,919	–	–	6,563,664,919
U.S. Treasury Obligations	–	83,467,519	–	83,467,519
Short-Term Investments
Investment Companies	187,688,662	–	–	187,688,662

Total Investments in Securities	$6,808,801,479	$83,467,519	$–	$6,892,268,998

Appreciation in Other Financial Instruments
Futures Contracts	$12,543,259	$2,515,208	$–	$15,058,467

Depreciation in Other Financial Instruments
Futures Contracts	$(1,203,741)	$(1,186,276)	$–	$(2,390,017)

JPMorgan SmartRetirement 2035 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$44,437,449	$–	$–	$44,437,449
Investment Companies	5,236,078,484	–	–	5,236,078,484
U.S. Treasury Obligations	–	82,226,779	–	82,226,779
Short-Term Investments
Investment Companies	89,152,834	–	–	89,152,834

Total Investments in Securities	$5,369,668,767	$82,226,779	$–	$5,451,895,546

Appreciation in Other Financial Instruments
Futures Contracts	$10,334,766	$4,578,314	$–	$14,913,080

Depreciation in Other Financial Instruments
Futures Contracts	$(1,296,343)	$(1,878,785)	$–	$(3,175,128)

92	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2040 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$50,433,734	$–	$–	$50,433,734
Investment Companies	5,092,387,723	–	–	5,092,387,723
U.S. Treasury Obligations	–	81,007,426	–	81,007,426
Short-Term Investments
Investment Companies	96,434,810	–	–	96,434,810

Total Investments in Securities	$5,239,256,267	$81,007,426	$–	$5,320,263,693

Appreciation in Other Financial Instruments
Futures Contracts	$10,098,329	$4,447,645	$–	$14,545,974

Depreciation in Other Financial Instruments
Futures Contracts	$(1,258,475)	$(1,828,045)	$–	$(3,086,520)

JPMorgan SmartRetirement 2045 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$43,774,793	$–	$–	$43,774,793
Investment Companies	3,638,631,337	–	–	3,638,631,337
U.S. Treasury Obligations	–	58,366,783	–	58,366,783
Short-Term Investments
Investment Companies	90,659,104	–	–	90,659,104

Total Investments in Securities	$3,773,065,234	$58,366,783	$–	$3,831,432,017

Appreciation in Other Financial Instruments
Futures Contracts	$7,397,313	$3,211,465	$–	$10,608,778

Depreciation in Other Financial Instruments
Futures Contracts	$(915,527)	$(1,319,296)	$–	$(2,234,823)

JPMorgan SmartRetirement 2050 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$39,127,073	$–	$–	$39,127,073
Investment Companies	3,247,818,927	–	–	3,247,818,927
U.S. Treasury Obligations	–	55,626,025	–	55,626,025
Short-Term Investments
Investment Companies	112,212,873	–	–	112,212,873

Total Investments in Securities	$3,399,158,873	$55,626,025	$–	$3,454,784,898

Appreciation in Other Financial Instruments
Futures Contracts	$7,312,640	$2,890,647	$–	$10,203,287

Depreciation in Other Financial Instruments
Futures Contracts	$(826,339)	$(1,189,013)	$–	$(2,015,352)

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement 2055 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$19,282,425	$–	$–	$19,282,425
Investment Companies	1,573,817,276	–	–	1,573,817,276
U.S. Treasury Obligations	–	27,626,511	–	27,626,511
Short-Term Investments
Investment Companies	59,167,879	–	–	59,167,879

Total Investments in Securities	$1,652,267,580	$27,626,511	$–	$1,679,894,091

Appreciation in Other Financial Instruments
Futures Contracts	$3,548,564	$1,398,997	$–	$4,947,561

Depreciation in Other Financial Instruments
Futures Contracts	$(400,007)	$(573,265)	$–	$(973,272)

JPMorgan SmartRetirement 2060 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$2,689,854	$–	$–	$2,689,854
Investment Companies	255,634,272	–	–	255,634,272
U.S. Treasury Obligations	–	5,304,136	–	5,304,136
Short-Term Investments
Investment Companies	15,995,182	–	–	15,995,182

Total Investments in Securities	$274,319,308	$5,304,136	$–	$279,623,444

Appreciation in Other Financial Instruments
Futures Contracts	$755,583	$228,161	$–	$983,744

Depreciation in Other Financial Instruments
Futures Contracts	$(67,410)	$(93,261)	$–	$(160,671)

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchase cost amounts in the tables below.

94	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Income Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$16,370,633	$1,945,631	$25,388	$(2,792,429)	$11,657,961	163,437	$274,323	$17,033
JPMorgan Core Bond Fund Class R6 Shares (a)	907,451,228	26,212,874	336,669,248	12,845,760	25,385,178	635,225,792	51,310,646	22,318,351	3,894,523
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	378,088,985	3,081,294	385,201,748	14,384,172	(10,352,703)	—	—	3,081,294	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	132,913,482	4,928,068	146,447	5,522,162	133,654,023	12,502,715	545,736	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	27,648,593	—	26,736,604	4,983,914	(5,895,903)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	62,776,300	2,683,768	35,252,699	(4,086,945)	(2,873,598)	23,246,826	3,050,764	2,683,768	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	61,081,107	39,180,012	5,242,751	295,759	2,027,659	97,341,786	3,068,783	562,814	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	62,787,834	2,642,992	36,956,828	(5,265,604)	(475,723)	22,732,671	2,975,480	2,642,992	—
JPMorgan Equity Income Fund Class R6 Shares (a)	50,364,837	190,926,445	27,928,685	(1,830,602)	(19,642,207)	191,889,788	11,615,605	4,011,502	2,227,256
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	71,409,310	2,256,632	37,784,363	(1,712,437)	(1,597,703)	32,571,439	3,863,753	2,256,632	—
JPMorgan Growth Advantage Fund Class R6 Shares *(a)	80,797,352	—	80,750,494	55,210,064	(55,256,922)	—	—	—	—
JPMorgan High Yield Fund Class R6 Shares (a)	279,081,897	18,933,832	85,900,741	(860,493)	(16,575,751)	194,678,744	29,452,155	12,092,877	—
JPMorgan Income Fund Class R6 Shares (a)	25,584,642	29,518,270	4,384,709	71,023	(2,704,061)	48,085,165	5,313,278	2,051,323	13,267
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	164,590,102	75,552,008	38,926,464	(791,303)	2,919,957	203,344,300	19,514,808	3,690,220	—
JPMorgan International Advantage Fund Class R6 Shares (a)	112,192,154	16,034,255	79,743,546	7,170,096	(15,119,991)	40,532,968	2,297,787	2,388,364	—
JPMorgan International Equity Fund Class R6 Shares (a)	123,831,393	37,814,577	19,769,444	(608,842)	(6,875,226)	134,392,458	8,204,668	4,712,501	142,154
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	73,405,087	37,517,962	8,599,039	(569,377)	(8,062,750)	93,691,883	5,787,022	3,124,962	—
JPMorgan Managed Income Fund Class L Shares (a)	51,690,031	69,988,593	118,921,560	(135,205)	(194,924)	2,426,935	241,486	500,833	10,644
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	42,210,505	2,972,372	41,757,265	10,380,493	(13,806,105)	—	—	—	2,972,372
JPMorgan Realty Income Fund Class R6 Shares (a)	64,799,953	3,800,620	26,787,458	4,551,124	(9,452,136)	36,912,103	3,013,233	971,170	2,829,450
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	50,998,568	400,718,369	69,923,425	(239,370)	3,689,892	385,244,034	39,715,880	7,741,331	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	14,284,873	6,791,237	—	—	(1,752,824)	19,323,286	358,702	138,205	815,656
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	12,308,326	587,146	1,855,523	452,271	773,970	12,266,190	552,282	24,980	562,167
JPMorgan Small Cap Value Fund Class R6 Shares (a)	11,554,656	719,232	431,836	(89,457)	(2,447,499)	9,305,096	467,123	133,620	585,613
JPMorgan U.S. Equity Fund Class R6 Shares (a)	169,532,001	88,406,661	61,734,060	(810,168)	5,199,603	200,594,037	12,276,257	2,495,637	18,713,536
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	34,668,001	1,145,682,311	1,091,606,678	—	—	88,743,634	88,743,634	1,724,775	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	145,266,175	14,346,257	147,851,029	68,900,436	(80,661,839)	—	—	602,208	13,744,049
JPMorgan Value Advantage Fund Class R6 Shares (a)	75,924,987	—	76,924,692	42,726,325	(41,726,620)	—	—	—	—

Total	$3,154,328,897	$2,365,651,834	$2,854,514,588	$205,143,469	$(252,748,493)	$2,617,861,119		$80,770,418	$46,527,720

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement 2020 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$35,004,613	$7,362,335	$168,491	$(5,373,418)	$22,437,351	314,557	$552,169	$36,420
JPMorgan Core Bond Fund Class R6 Shares (a)	1,556,847,833	52,652,255	590,174,762	19,001,869	46,204,969	1,084,532,164	87,603,567	38,055,689	6,609,920
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	611,238,968	5,091,240	623,482,876	24,482,502	(17,329,834)	—	—	5,091,240	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	228,710,255	—	—	9,753,563	238,463,818	22,307,186	938,927	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	51,691,883	—	49,854,417	7,113,289	(8,950,755)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	99,742,831	4,243,579	61,558,796	(6,457,436)	(4,349,986)	31,620,192	4,149,631	4,243,579	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	132,147,254	60,855,842	12,896,224	581,750	5,828,281	186,516,903	5,880,104	1,296,174	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	108,725,183	4,566,300	64,637,881	(9,660,665)	(729,731)	38,263,206	5,008,273	4,566,300	—
JPMorgan Equity Income Fund Class R6 Shares (a)	126,420,227	373,617,141	101,044,059	(1,692,524)	(35,544,576)	361,756,209	21,898,076	8,068,347	4,668,371
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	93,257,264	3,082,206	40,147,360	(1,424,496)	(3,111,775)	51,655,839	6,127,620	3,082,205	—
JPMorgan Growth Advantage Fund Class R6 Shares *(a)	170,151,242	—	170,123,465	111,758,982	(111,786,759)	—	—	—	—
JPMorgan High Yield Fund Class R6 Shares (a)	452,852,202	70,862,963	167,586,523	(4,362,109)	(26,281,219)	325,485,314	49,241,349	19,892,673	—
JPMorgan Income Fund Class R6 Shares (a)	42,018,609	40,149,707	7,618,090	124,519	(3,953,810)	70,720,935	7,814,468	3,123,398	19,793
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	214,823,892	140,975,373	49,988,667	(1,638,940)	4,051,136	308,222,794	29,579,923	5,315,380	—
JPMorgan International Advantage Fund Class R6 Shares (a)	234,127,717	20,595,234	164,979,314	10,129,134	(25,662,014)	74,210,757	4,206,959	5,512,784	—
JPMorgan International Equity Fund Class R6 Shares (a)	258,582,853	72,207,163	66,639,973	(3,219,552)	(14,150,435)	246,780,056	15,065,937	9,889,418	299,076
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	167,000,088	44,339,673	22,552,711	(1,324,136)	(15,240,450)	172,222,464	10,637,583	6,223,234	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	1,020,927	—	1,050,023	639,951	(610,855)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	45,487,587	93,846,372	134,658,429	(90,058)	(162,392)	4,423,080	440,108	522,157	18,565
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	84,239,241	5,931,944	83,334,714	19,718,207	(26,554,678)	—	—	—	5,931,944
JPMorgan Realty Income Fund Class R6 Shares (a)	135,591,311	7,862,706	63,958,777	10,228,414	(19,106,705)	70,616,949	5,764,649	1,977,113	5,885,593
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	85,839,542	683,479,687	122,061,837	(484,491)	6,255,137	653,028,038	67,322,478	13,111,196	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	28,757,598	14,996,678	—	—	(3,649,903)	40,104,373	744,466	286,836	1,692,847
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	30,479,964	1,203,773	19,155,764	6,533,669	(4,491,992)	14,569,650	655,995	51,213	1,152,560
JPMorgan Small Cap Value Fund Class R6 Shares (a)	25,277,316	1,067,357	9,507,211	710,008	(4,051,620)	13,495,850	677,502	218,000	849,356
JPMorgan U.S. Equity Fund Class R6 Shares (a)	352,106,071	174,872,965	153,972,925	(3,531,798)	9,406,981	378,881,294	23,187,350	4,935,922	39,528,022
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	40,797,442	1,881,068,416	1,774,411,617	—	—	147,454,241	147,454,241	2,312,197	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	280,069,088	22,575,023	284,772,853	108,219,843	(126,091,101)	—	—	947,624	21,627,399
JPMorgan Value Advantage Fund Class R6 Shares (a)	148,938,009	—	150,559,451	78,869,987	(77,248,545)	—	—	—	—

Total	$5,578,232,142	$4,043,858,465	$4,998,091,054	$364,394,410	$(452,932,486)	$4,535,461,477		$140,213,775	$88,319,866

96	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2025 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$59,799,005	$7,860,060	$179,683	$(10,071,162)	$42,047,466	589,478	$994,633	$62,217
JPMorgan Core Bond Fund Class R6 Shares (a)	1,730,689,076	133,939,682	620,746,610	17,961,427	58,805,554	1,320,649,129	106,676,020	44,141,607	7,630,396
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	651,240,803	5,242,548	663,944,345	26,159,401	(18,698,407)	—	—	5,242,548	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	277,780,779	—	—	11,860,825	289,641,604	27,094,631	1,139,771	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	113,337,411	—	110,669,069	15,090,966	(17,759,308)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	115,990,800	15,935,957	74,932,865	(6,872,385)	(5,341,672)	44,779,835	5,876,619	4,756,455	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	230,309,716	125,534,974	25,319,477	(4,806)	13,528,703	344,049,110	10,846,441	2,617,611	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	104,689,649	4,973,605	54,103,779	(10,018,946)	(1,207,711)	44,332,818	5,802,725	4,973,606	—
JPMorgan Equity Income Fund Class R6 Shares (a)	202,645,493	687,235,610	115,582,219	(4,020,973)	(71,831,979)	698,445,932	42,278,809	14,766,174	8,339,457
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	29,065,521	24,740,526	—	—	(3,858,864)	49,947,183	5,924,933	2,097,559	—
JPMorgan Growth Advantage Fund Class R6 Shares *(a)	265,400,139	—	265,247,597	143,013,896	(143,166,438)	—	—	—	—
JPMorgan High Yield Fund Class R6 Shares (a)	469,077,523	100,754,270	215,714,325	(5,000,953)	(24,242,313)	324,874,202	49,148,896	19,216,912	—
JPMorgan Income Fund Class R6 Shares (a)	44,816,744	25,968,049	—	—	(3,730,480)	67,054,313	7,409,316	2,970,173	17,037
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	82,724,354	85,879,295	18,190,522	(727,938)	1,647,549	151,332,738	14,523,295	2,320,993	—
JPMorgan International Advantage Fund Class R6 Shares (a)	387,549,719	46,493,952	262,144,229	4,354,100	(33,132,061)	143,121,481	8,113,463	7,503,826	—
JPMorgan International Equity Fund Class R6 Shares (a)	427,308,381	158,136,656	69,231,741	(8,703,295)	(23,146,968)	484,363,033	29,570,393	17,772,400	523,623
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	321,447,332	144,389,914	96,482,103	(8,600,404)	(22,676,478)	338,078,261	20,881,919	12,789,198	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	73,851,654	—	74,435,942	29,956,853	(29,372,565)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	9,072,977	154,647,501	157,753,593	(32,113)	(21,108)	5,913,664	588,424	427,990	23,156
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	144,979,866	10,209,166	143,423,131	24,235,212	(36,001,113)	—	—	—	10,209,166
JPMorgan Realty Income Fund Class R6 Shares (a)	229,091,239	13,905,946	89,936,914	13,900,318	(32,310,778)	134,649,811	10,991,821	3,513,552	10,392,393
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	93,353,529	815,823,594	106,668,300	(761,613)	7,779,398	809,526,608	83,456,351	15,659,116	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	39,087,783	37,390,374	—	—	(5,973,614)	70,504,543	1,308,790	504,265	2,976,069
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	44,319,127	2,104,522	6,851,566	1,394,089	2,999,841	43,966,013	1,979,559	89,535	2,014,988
JPMorgan Small Cap Value Fund Class R6 Shares (a)	45,113,083	2,115,955	13,350,911	(625,508)	(6,284,198)	26,968,421	1,353,836	418,709	1,697,248
JPMorgan U.S. Equity Fund Class R6 Shares (a)	551,458,265	248,411,334	175,156,536	(6,018,863)	15,817,539	634,511,739	38,831,808	7,892,295	60,994,719
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	104,320,950	2,532,160,561	2,522,309,418	—	—	114,172,093	114,172,093	2,756,883	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	386,025,870	29,642,749	392,268,409	105,931,310	(129,331,520)	—	—	1,244,304	28,398,445
JPMorgan Value Advantage Fund Class R6 Shares (a)	236,622,235	—	237,589,671	87,676,684	(86,709,248)	—	—	—	—

Total	$7,133,589,239	$5,743,216,524	$6,519,913,332	$418,466,142	$(592,428,576)	$6,182,929,997		$175,810,115	$133,278,914

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement 2030 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$80,276,715	$9,287,400	$219,510	$(13,760,927)	$57,447,898	805,382	$1,349,073	$83,523
JPMorgan Core Bond Fund Class R6 Shares (a)	1,445,190,460	152,394,894	482,093,199	12,903,748	52,423,464	1,180,819,367	95,381,209	37,478,296	6,480,698
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	559,172,022	4,562,899	570,105,288	21,980,757	(15,610,390)	—	—	4,562,899	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	234,878,817	—	—	10,036,478	244,915,295	22,910,692	963,333	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	162,286,665	—	158,113,252	20,418,417	(24,591,830)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	104,503,766	4,272,560	57,242,822	(6,791,942)	(3,434,486)	41,307,076	5,420,876	4,272,560	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	318,262,856	180,232,266	44,393,195	(178,185)	20,363,157	474,286,899	14,952,298	3,708,797	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	92,765,083	4,416,760	46,531,948	(8,012,536)	(1,758,849)	40,878,510	5,350,590	4,416,760	—
JPMorgan Equity Income Fund Class R6 Shares (a)	253,155,763	936,381,091	116,985,612	(3,298,575)	(100,734,004)	968,518,663	58,627,038	19,930,715	11,246,815
JPMorgan Growth Advantage Fund Class R6 Shares *(a)	370,622,625	—	370,462,915	210,874,518	(211,034,228)	—	—	—	—
JPMorgan High Yield Fund Class R6 Shares (a)	438,348,795	105,415,623	211,859,504	(2,348,183)	(24,368,364)	305,188,367	46,170,706	17,688,031	—
JPMorgan Income Fund Class R6 Shares (a)	—	38,560,014	—	—	(2,152,347)	36,407,667	4,022,947	1,107,634	9,250
JPMorgan International Advantage Fund Class R6 Shares (a)	529,593,076	33,861,294	329,077,383	1,136,865	(39,415,208)	196,098,644	11,116,703	11,883,106	—
JPMorgan International Equity Fund Class R6 Shares (a)	582,029,781	189,869,341	76,181,394	(4,003,375)	(32,014,364)	659,699,989	40,274,725	23,819,173	695,866
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	459,777,822	145,659,071	101,575,605	(6,105,757)	(36,465,883)	461,289,648	28,492,257	16,001,003	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	125,997,830	—	127,255,963	52,697,350	(51,439,217)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	7,794,522	229,692,574	231,150,041	(247,533)	(14,073)	6,075,449	604,522	514,860	24,102
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	210,457,767	14,819,977	208,197,956	35,013,577	(52,093,365)	—	—	—	14,819,977
JPMorgan Realty Income Fund Class R6 Shares (a)	308,061,126	18,503,631	119,159,746	19,211,438	(44,096,416)	182,520,033	14,899,594	4,648,088	13,855,543
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	79,156,794	737,317,383	109,511,677	(533,718)	6,826,128	713,254,910	73,531,434	13,443,220	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	63,490,958	39,204,278	—	—	(8,309,125)	94,386,111	1,752,109	675,072	3,984,135
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	54,624,690	2,829,412	14,559,357	3,362,136	2,133,548	48,390,429	2,178,768	120,375	2,709,037
JPMorgan Small Cap Value Fund Class R6 Shares (a)	54,204,500	2,737,216	12,906,602	(1,396,836)	(7,668,386)	34,969,892	1,755,517	536,399	2,200,818
JPMorgan U.S. Equity Fund Class R6 Shares (a)	734,764,011	330,010,162	208,333,057	(3,406,846)	21,623,700	874,657,970	53,528,640	10,915,602	83,009,991
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	94,172,493	2,892,984,824	2,799,468,655	—	—	187,688,662	187,688,662	3,540,047	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	513,567,212	38,538,172	521,498,613	155,132,291	(185,739,062)	—	—	1,617,703	36,920,469
JPMorgan Value Advantage Fund Class R6 Shares (a)	347,050,389	—	349,530,007	139,144,877	(136,665,259)	—	—	—	—

Total	$7,909,051,006	$6,417,418,974	$7,275,481,191	$635,771,998	$(877,959,308)	$6,808,801,479		$183,192,746	$176,040,224

98	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2035 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$65,385,708	$8,130,616	$(2,174,815)	$(10,642,828)	$44,437,449	622,984	$1,180,990	$68,029
JPMorgan Core Bond Fund Class R6 Shares (a)	609,157,163	60,859,425	416,070,240	14,213,191	4,291,823	272,451,362	22,007,380	9,743,661	1,262,043
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	466,838,465	442,224,899	274,024,176	1,855,588	22,371,711	659,266,487	75,603,955	22,235,157	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	185,075,159	—	—	7,915,158	192,990,317	18,053,351	758,722	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	153,699,613	—	150,764,511	19,346,042	(22,281,144)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	60,890,149	2,201,775	34,599,689	(3,035,080)	(2,037,888)	23,419,267	3,073,395	2,201,775	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	189,549,144	—	186,804,971	60,836,541	(63,580,714)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	9,183,446	440,573,871	—	—	(18,301,515)	431,455,802	27,016,644	2,645,755	731,437
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	59,290,220	2,805,013	32,340,634	(6,089,621)	(496,989)	23,167,989	3,032,459	2,805,013	—
JPMorgan Growth Advantage Fund Class R6 Shares *(a)	379,277,274	209,708,106	153,112,995	7,401,312	76,616,946	519,890,643	19,141,776	—	39,326,102
JPMorgan High Yield Fund Class R6 Shares (a)	275,665,167	57,202,157	110,154,260	(643,278)	(16,022,851)	206,046,935	31,172,002	11,288,371	—
JPMorgan International Advantage Fund Class R6 Shares (a)	475,735,183	52,414,176	212,744,675	(17,709,628)	(28,325,419)	269,369,637	15,270,388	15,343,798	—
JPMorgan International Equity Fund Class R6 Shares (a)	498,153,557	183,210	488,829,731	57,777,232	(67,284,268)	—	—	—	183,211
JPMorgan International Focus Fund Class R6 Shares (a)	—	544,401,336	63,055,373	(1,274,008)	10,311,332	490,383,287	23,131,287	2,235,117	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	443,189,994	111,686,540	43,229,987	(6,828,864)	(37,927,135)	466,890,548	28,838,206	15,955,613	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	187,639,643	—	191,986,424	47,192,440	(42,845,659)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	171,496,347	30,493,835	198,845,249	621,092	(620,549)	3,145,476	312,983	1,103,494	21,711
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	203,762,300	12,664,801	202,049,710	25,732,560	(40,109,951)	—	—	—	12,664,801
JPMorgan Realty Income Fund Class R6 Shares (a)	285,296,579	16,674,392	109,073,517	15,550,328	(39,815,310)	168,632,472	13,765,916	4,127,077	12,547,315
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	45,597,152	29,730,435	17,958,762	517,954	(4,475,719)	53,411,060	991,481	382,008	2,254,536
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	48,000,963	1,885,024	25,812,275	7,622,802	(5,035,546)	26,660,968	1,200,404	80,197	1,804,828
JPMorgan Small Cap Value Fund Class R6 Shares (a)	46,422,960	1,743,674	19,931,949	(2,541,184)	(3,769,010)	21,924,491	1,100,627	363,864	1,379,810
JPMorgan U.S. Equity Fund Class R6 Shares (a)	523,119,330	99,434,444	126,334,355	(2,026,327)	10,736,964	504,930,056	30,901,472	5,997,747	46,355,210
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	116,402,263	1,958,935,026	1,986,184,455	—	—	89,152,834	89,152,834	2,270,333	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	593,369,325	52,285,171	245,371,195	33,651,919	(47,755,254)	386,179,966	14,404,325	6,346,901	45,938,271
JPMorgan Value Advantage Fund Class R6 Shares (a)	371,616,398	385,989,919	116,479,788	(26,823,709)	(98,441,099)	515,861,721	17,363,235	11,821,108	16,888,426

Total	$6,213,352,635	$4,764,558,096	$5,413,889,537	$223,172,487	$(417,524,914)	$5,369,668,767		$118,886,701	$181,425,730

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement 2040 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$72,561,460	$7,879,754	$(2,167,398)	$(12,080,574)	$50,433,734	707,048	$1,297,425	$73,614
JPMorgan Core Bond Fund Class R6 Shares (a)	287,412,519	46,092,614	182,649,145	6,184,378	3,797,191	160,837,557	12,991,725	5,144,020	710,820
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	287,067,194	250,163,408	141,738,471	676,306	13,685,463	409,853,900	47,001,594	13,174,037	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	101,833,535	—	—	4,356,708	106,190,243	9,933,606	417,351	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	185,100,474	—	180,863,473	22,679,334	(26,916,335)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	42,583,527	1,541,705	23,841,771	(2,023,084)	(1,485,756)	16,774,621	2,201,394	1,541,705	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	211,824,704	—	209,055,240	70,816,035	(73,585,499)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	10,063,421	479,995,803	12,632,616	(1,126,960)	(17,530,005)	458,769,643	28,726,966	2,976,723	822,936
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	41,532,758	1,963,790	22,823,780	(3,916,002)	(712,328)	16,044,438	2,100,057	1,963,790	—
JPMorgan Growth Advantage Fund Class R6 Shares *(a)	418,751,115	195,590,237	142,104,067	8,527,457	83,120,012	563,884,754	20,761,589	—	43,012,878
JPMorgan High Yield Fund Class R6 Shares (a)	228,905,304	55,098,317	105,948,873	(343,529)	(12,627,762)	165,083,457	24,974,804	8,851,050	—
JPMorgan International Advantage Fund Class R6 Shares (a)	522,946,511	52,578,405	235,094,234	(15,454,922)	(32,871,797)	292,103,963	16,559,182	17,409,802	—
JPMorgan International Equity Fund Class R6 Shares (a)	550,331,481	245,537	539,554,004	71,647,098	(82,670,112)	—	—	—	245,537
JPMorgan International Focus Fund Class R6 Shares (a)	—	590,366,679	69,840,227	709,936	11,227,590	532,463,978	25,116,225	2,433,157	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	507,247,125	50,680,707	6,128,491	(411,099)	(48,328,774)	503,059,468	31,072,234	16,956,645	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	227,908,643	—	232,259,531	67,118,025	(62,767,137)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	172,024,459	29,503,033	198,465,048	619,327	(618,827)	3,062,944	304,771	830,700	21,192
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	209,498,955	13,021,172	207,738,202	31,463,979	(46,245,904)	—	—	—	13,021,172
JPMorgan Realty Income Fund Class R6 Shares (a)	319,756,201	21,862,981	127,134,534	18,132,389	(45,277,269)	187,339,768	15,293,042	4,555,530	13,717,244
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	54,310,411	26,590,437	17,912,027	516,606	(4,973,139)	58,532,288	1,086,547	418,637	2,470,708
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	56,492,148	1,477,478	30,782,542	9,944,382	(6,265,180)	30,866,286	1,389,747	62,858	1,414,620
JPMorgan Small Cap Value Fund Class R6 Shares (a)	55,011,995	2,190,119	21,488,068	(1,536,967)	(6,467,712)	27,709,367	1,391,032	446,239	1,743,879
JPMorgan U.S. Equity Fund Class R6 Shares (a)	562,508,736	97,691,240	118,281,906	(1,002,537)	11,784,491	552,700,024	33,824,971	6,535,157	50,442,062
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	102,799,468	1,879,933,023	1,886,297,681	—	—	96,434,810	96,434,810	2,120,342	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	651,229,327	66,569,149	253,422,073	32,614,702	(48,582,147)	448,408,958	16,725,437	7,146,930	50,630,089
JPMorgan Value Advantage Fund Class R6 Shares (a)	407,814,060	431,115,553	150,005,045	(30,617,046)	(99,605,456)	558,702,066	18,805,186	12,642,929	18,062,014

Total	$6,113,120,536	$4,468,666,382	$5,123,940,803	$283,050,410	$(501,640,258)	$5,239,256,267		$106,925,027	$196,388,765

100	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2045 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$54,342,331	$—	$—	$(10,567,538)	$43,774,793	613,694	$965,833	$54,299
JPMorgan Core Bond Fund Class R6 Shares (a)	109,947,170	10,402,211	65,892,720	2,625,282	960,182	58,042,125	4,688,378	1,871,413	285,625
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	103,418,539	88,488,210	48,793,141	336,742	4,859,432	148,309,782	17,008,003	5,026,963	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	36,661,721	—	—	1,569,873	38,231,594	3,576,389	150,213	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	139,550,638	—	136,538,009	13,991,231	(17,003,860)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	21,956,050	749,566	12,958,763	(697,417)	(748,886)	8,300,550	1,089,311	749,566	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	158,475,215	—	156,922,359	50,700,629	(52,253,485)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	7,581,687	375,511,752	22,981,496	442,903	(13,991,073)	346,563,773	21,700,925	2,895,992	800,617
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	21,320,128	1,005,559	12,105,875	(2,060,255)	(339,139)	7,820,418	1,023,615	1,005,559	—
JPMorgan Growth Advantage Fund Class R6 Shares*(a)	318,996,839	163,986,120	112,471,141	5,215,457	64,917,974	440,645,249	16,224,052	—	32,559,168
JPMorgan High Yield Fund Class R6 Shares (a)	137,170,883	31,999,918	69,034,230	(151,928)	(6,819,508)	93,165,135	14,094,574	4,989,704	—
JPMorgan International Advantage Fund Class R6 Shares (a)	386,984,095	32,624,831	156,321,382	(15,843,521)	(22,113,587)	225,330,436	12,773,834	13,290,670	—
JPMorgan International Equity Fund Class R6 Shares (a)	410,938,960	146,987	403,710,885	41,303,970	(48,679,032)	—	—	—	146,987
JPMorgan International Focus Fund Class R6 Shares (a)	—	458,109,123	48,601,424	(1,884,141)	8,261,137	415,884,695	19,617,203	1,816,566	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	364,447,500	61,136,684	—	—	(37,572,200)	388,011,984	23,966,151	12,497,779	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	205,800,661	—	208,295,642	31,659,106	(29,164,125)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	171,393,895	64,233,671	232,307,903	382,460	(581,690)	3,120,433	310,491	1,032,771	16,935
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	159,151,784	11,207,121	157,442,876	15,623,373	(28,539,402)	—	—	—	11,207,121
JPMorgan Realty Income Fund Class R6 Shares (a)	239,714,374	19,541,056	96,491,833	13,020,371	(33,914,337)	141,869,631	11,581,194	3,368,948	10,185,810
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	43,132,869	2,052,573	—	—	(3,604,460)	41,580,982	771,876	297,397	1,755,176
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	43,057,599	1,535,586	21,908,829	4,984,836	(2,557,729)	25,111,463	1,130,638	65,330	1,470,256
JPMorgan Small Cap Value Fund Class R6 Shares (a)	38,252,743	1,490,352	16,058,394	(1,147,075)	(3,737,017)	18,800,609	943,806	307,142	1,183,210
JPMorgan U.S. Equity Fund Class R6 Shares (a)	410,871,324	73,518,691	55,844,458	(782,614)	10,088,203	437,851,146	26,796,276	5,002,494	37,764,500
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	98,139,720	1,424,840,847	1,432,321,463	—	—	90,659,104	90,659,104	1,439,419	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	472,671,988	53,126,700	152,276,515	14,695,861	(25,406,237)	362,811,797	13,532,704	5,556,207	38,227,860
JPMorgan Value Advantage Fund Class R6 Shares (a)	300,039,946	314,857,979	73,368,218	(20,240,121)	(84,110,051)	437,179,535	14,714,895	9,609,226	13,727,987

Total	$4,363,014,607	$3,281,569,589	$3,692,647,556	$152,175,149	$(331,046,555)	$3,773,065,234		$71,939,192	$149,385,551

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement 2050 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$48,571,766	$—	$—	$(9,444,693)	$39,127,073	548,536	$863,397	$48,550
JPMorgan Core Bond Fund Class R6 Shares (a)	104,456,573	9,837,931	65,308,560	2,545,932	692,000	52,223,876	4,218,407	1,681,620	253,440
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	91,081,533	79,865,410	40,734,425	269,070	4,366,872	134,848,460	15,464,273	4,470,662	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	32,849,317	—	—	1,406,703	34,256,020	3,204,492	134,576	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	118,127,775	—	115,497,299	11,564,411	(14,194,887)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	19,441,955	684,670	11,311,109	(626,930)	(730,735)	7,457,851	978,721	684,670	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	145,159,892	—	143,525,473	44,938,561	(46,572,980)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,804,331	330,590,860	18,478,099	210,884	(12,351,498)	306,776,478	19,209,548	2,567,697	709,858
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	18,727,981	884,244	10,492,097	(1,790,465)	(304,459)	7,025,204	919,529	884,244	—
JPMorgan Growth Advantage Fund Class R6 Shares *(a)	280,932,993	153,146,006	99,388,514	4,589,703	58,640,564	397,920,752	14,650,985	—	28,764,496
JPMorgan High Yield Fund Class R6 Shares (a)	125,701,178	29,298,202	65,052,434	(44,831)	(6,079,474)	83,822,641	12,681,186	4,429,701	—
JPMorgan International Advantage Fund Class R6 Shares (a)	347,299,709	28,803,973	149,889,211	(15,387,616)	(18,425,249)	192,401,606	10,907,121	11,800,288	—
JPMorgan International Equity Fund Class R6 Shares (a)	360,965,992	121,876	354,668,402	35,841,262	(42,260,728)	—	—	—	121,877
JPMorgan International Focus Fund Class R6 Shares (a)	—	406,572,828	37,232,316	(1,136,684)	7,185,549	375,389,377	17,707,046	1,612,858	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	319,517,386	63,446,967	—	—	(33,310,176)	349,654,177	21,596,923	11,094,262	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	186,111,375	—	189,187,963	27,743,487	(24,666,899)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	156,016,496	56,993,010	210,087,285	429,037	(545,603)	2,805,655	279,170	966,591	15,135
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	144,497,930	10,175,229	142,946,370	13,307,029	(25,033,818)	—	—	—	10,175,229
JPMorgan Realty Income Fund Class R6 Shares (a)	218,081,141	17,010,844	91,208,540	12,059,331	(30,312,704)	125,630,072	10,255,516	3,041,774	9,043,051
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	35,935,666	1,710,078	—	—	(3,003,016)	34,642,728	643,080	247,773	1,462,305
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	39,359,520	1,394,084	19,670,685	3,747,879	(1,490,998)	23,339,800	1,050,869	59,310	1,334,774
JPMorgan Small Cap Value Fund Class R6 Shares (a)	34,190,546	1,335,987	13,761,470	(2,335,615)	(2,576,074)	16,853,374	846,053	275,326	1,060,661
JPMorgan U.S. Equity Fund Class R6 Shares (a)	363,109,535	59,528,890	48,547,105	(807,250)	8,948,319	382,232,389	23,392,435	4,460,620	34,136,470
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	104,584,332	1,139,057,265	1,131,428,724	—	—	112,212,873	112,212,873	1,357,362	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	431,081,473	43,368,524	140,350,604	14,677,272	(22,841,255)	325,935,410	12,157,233	4,898,321	33,074,293
JPMorgan Value Advantage Fund Class R6 Shares (a)	271,463,197	274,899,430	59,937,187	(16,464,936)	(75,357,447)	394,603,057	13,281,826	8,525,855	12,180,256

Total	$3,922,648,509	$2,790,147,391	$3,158,703,872	$133,329,531	$(288,262,686)	$3,399,158,873		$64,056,907	$132,380,395

102	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2055 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$23,991,765	$—	$—	$(4,709,340)	$19,282,425	270,327	$413,883	$22,180
JPMorgan Core Bond Fund Class R6 Shares (a)	46,709,376	5,385,603	28,417,451	1,188,659	340,828	25,207,015	2,036,108	777,430	115,743
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	39,713,213	40,230,965	14,105,148	23,131	2,108,623	67,970,784	7,794,815	2,064,264	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	15,819,049	—	—	677,665	16,496,714	1,543,191	64,794	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	50,924,415	—	49,886,950	1,659,429	(2,696,894)	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,431,012	302,728	4,585,356	(251,545)	(304,011)	3,592,828	471,500	302,727	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	60,811,142	—	60,019,993	16,685,560	(17,476,709)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,099,200	154,208,782	6,394,773	(88,157)	(6,050,106)	144,774,946	9,065,432	1,182,268	326,846
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	7,992,160	379,706	4,141,550	(695,014)	(148,815)	3,386,487	443,257	379,705	—
JPMorgan Growth Advantage Fund Class R6 Shares *(a)	128,499,478	76,613,393	41,708,645	1,396,044	28,673,085	193,473,355	7,123,467	—	13,455,558
JPMorgan High Yield Fund Class R6 Shares (a)	56,763,508	13,943,639	26,947,923	(39,156)	(3,018,223)	40,701,845	6,157,617	2,061,314	—
JPMorgan International Advantage Fund Class R6 Shares (a)	152,371,668	23,786,151	66,561,698	(7,795,865)	(8,008,501)	93,791,755	5,316,993	5,393,900	—
JPMorgan International Equity Fund Class R6 Shares (a)	161,841,935	52,500	158,863,186	10,286,245	(13,317,494)	—	—	—	52,500
JPMorgan International Focus Fund Class R6 Shares (a)	—	198,008,442	18,155,156	(281,379)	2,925,709	182,497,616	8,608,378	754,100	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	139,880,120	50,962,357	—	—	(15,331,252)	175,511,225	10,840,718	5,068,380	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	84,963,123	—	85,712,313	3,420,079	(2,670,889)	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	68,438,108	77,283,792	144,378,218	256,843	(263,110)	1,337,415	133,076	913,288	21,218
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	64,042,685	4,109,197	63,454,822	2,407,867	(7,104,927)	—	—	—	4,109,197
JPMorgan Realty Income Fund Class R6 Shares (a)	95,933,632	11,091,671	37,923,212	4,339,351	(13,231,053)	60,210,389	4,915,134	1,391,987	4,125,668
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	16,773,659	4,529,111	—	—	(1,854,462)	19,448,308	361,023	115,653	682,559
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	16,956,542	621,578	5,865,166	834,925	437,641	12,985,520	584,670	26,444	595,134
JPMorgan Small Cap Value Fund Class R6 Shares (a)	14,156,599	600,444	5,150,823	(1,048,144)	(948,353)	7,609,723	382,014	121,529	478,915
JPMorgan U.S. Equity Fund Class R6 Shares (a)	173,411,385	36,546,869	30,122,471	(1,271,375)	5,375,671	183,940,079	11,257,043	2,063,886	15,559,658
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	95,816,076	620,086,232	656,734,429	—	—	59,167,879	59,167,879	583,080	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	185,754,911	24,531,234	56,866,649	(799,475)	(3,583,741)	149,036,280	5,558,981	2,279,358	15,602,923
JPMorgan Value Advantage Fund Class R6 Shares (a)	128,846,267	141,650,137	34,829,108	(7,977,518)	(35,844,786)	191,844,992	6,457,253	3,878,135	5,540,403

Total	$1,802,130,214	$1,524,735,345	$1,600,825,040	$22,250,505	$(96,023,444)	$1,652,267,580		$29,836,125	$60,688,502

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement 2060 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders MSCI US REIT ETF (a)	$—	$3,340,909	$—	$—	$(651,055)	$2,689,854	37,710	$55,646	$2,762
JPMorgan Core Bond Fund Class R6 Shares (a)	3,836,228	1,500,284	1,423,880	49,336	126,973	4,088,941	330,286	95,523	13,975
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,993,005	7,927,608	1,197,891	(5,650)	307,790	11,024,862	1,264,319	276,513	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	2,487,174	—	—	106,788	2,593,962	242,653	10,176	—
JPMorgan Emerging Economies Fund Class R6 Shares (a)	3,250,246	—	3,150,146	(354,324)	254,224	—	—	—	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	666,304	302,795	307,740	(50,189)	(40,113)	571,057	74,942	42,630	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	5,357,318	—	5,273,327	533,413	(617,404)	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	549,497	23,145,752	—	—	(956,667)	22,738,582	1,423,831	151,511	41,221
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	809,112	358,435	521,096	(76,200)	(32,158)	538,093	70,431	47,498	—
JPMorgan Growth Advantage Fund Class R6 Shares *(a)	11,432,172	17,724,278	1,614,094	(13,764)	4,491,214	32,019,806	1,178,932	—	1,679,558
JPMorgan High Yield Fund Class R6 Shares (a)	4,916,960	4,160,927	1,984,592	(12,187)	(392,935)	6,688,173	1,011,826	261,672	—
JPMorgan International Advantage Fund Class R6 Shares (a)	13,628,951	5,576,491	3,776,503	(582,887)	(1,454,030)	13,392,022	759,185	704,984	—
JPMorgan International Equity Fund Class R6 Shares (a)	13,378,987	5,664	13,079,759	128,840	(433,732)	—	—	—	5,664
JPMorgan International Focus Fund Class R6 Shares (a)	—	31,519,260	1,658,688	(63,775)	425,098	30,221,895	1,425,561	93,838	—
JPMorgan International Research Enhanced Equity Fund Class R6 Shares (a)	9,404,054	20,239,119	—	—	(1,989,284)	27,653,889	1,708,085	655,795	—
JPMorgan Intrepid America Fund Class R6 Shares (a)	4,895,714	—	4,994,507	(88,923)	187,716	—	—	—	—
JPMorgan Managed Income Fund Class L Shares (a)	11,667,769	8,551,276	20,021,776	25,254	(26,207)	196,316	19,534	147,991	2,286
JPMorgan Mid Cap Equity Fund Class R6 Shares (a)	5,342,598	358,519	5,289,641	(212,818)	(198,658)	—	—	—	358,519
JPMorgan Realty Income Fund Class R6 Shares (a)	8,350,724	6,066,485	2,138,733	162,317	(1,738,747)	10,702,046	873,636	192,713	548,748
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	2,002,077	1,516,280	416,115	(14,065)	(167,744)	2,920,433	54,213	17,507	85,984
JPMorgan Small Cap Growth Fund Class R6 Shares (a)	1,476,000	71,657	200,476	(18,441)	168,265	1,497,005	67,402	3,049	68,609
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,216,741	978,025	—	—	(342,465)	1,852,301	92,987	15,925	64,709
JPMorgan U.S. Equity Fund Class R6 Shares (a)	16,626,589	13,018,299	—	—	669,008	30,313,896	1,855,196	284,406	1,934,763
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a)(b)	13,991,724	118,504,524	116,501,066	—	—	15,995,182	15,995,182	99,075	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	17,153,209	9,856,549	1,777,078	(277,715)	(108,604)	24,846,361	926,757	301,676	1,723,934
JPMorgan Value Advantage Fund Class R6 Shares (a)	14,725,812	27,653,235	4,538,398	(1,333,994)	(4,732,023)	31,774,632	1,069,493	503,996	705,491

Total	$168,671,791	$304,863,545	$189,865,506	$(2,205,772)	$(7,144,750)	$274,319,308		$3,962,124	$7,236,223

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.
*	Non-income producing security.

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations.

104	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

D. Futures Contracts — The Funds used treasury and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The tables below disclose the volume of the Funds’ futures contracts activity during the year ended June 30, 2020:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$120,941,794		$131,808,774
Interest Rate	217,035,706		269,793,672

Short Futures Contracts:
Equity	81,391,178		44,790,709
Interest Rate	150,885,711	(a)	67,295,179

JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	226,538,969		243,946,136
Interest Rate	372,532,296		471,130,156

Short Futures Contracts:
Equity	139,937,236		68,860,163
Interest Rate	262,800,798	(a)	116,183,147

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	466,254,466		509,298,172
Interest Rate	471,454,618		603,592,031

Short Futures Contracts:
Equity	180,086,009		84,983,714
Interest Rate	347,727,037	(a)	163,883,553

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	541,384,186		615,291,886
Interest Rate	448,344,219		569,780,859

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

	Average Notional Balance		Ending Notional Balance
Short Futures Contracts:
Equity	$203,252,964		$87,614,765
Interest Rate	378,387,356	(a)	171,998,560

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	498,547,643		553,280,004
Interest Rate	322,345,384	(a)	192,431,484

Short Futures Contracts:
Equity	241,495,187		143,785,119
Interest Rate	353,168,371	(a)	171,800,633

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	484,305,853		526,819,375
Interest Rate	315,088,242	(a)	191,179,219

Short Futures Contracts:
Equity	252,837,654		139,865,197
Interest Rate	341,377,581	(a)	167,050,385

JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	341,431,518		391,998,372
Interest Rate	219,675,213	(a)	134,131,562

Short Futures Contracts:
Equity	164,872,550		94,341,984
Interest Rate	244,194,836	(a)	120,735,468

JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	313,924,000		388,720,337
Interest Rate	194,955,078	(a)	119,243,516

Short Futures Contracts:
Equity	143,161,050		82,596,557
Interest Rate	216,954,747	(a)	108,661,921

JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	162,495,559		195,275,174
Interest Rate	92,754,300	(a)	56,491,094

Short Futures Contracts:
Equity	63,318,790		39,778,859
Interest Rate	100,744,922	(a)	52,450,654

JPMorgan SmartRetirement 2060 Fund
Long Futures Contracts:
Equity	25,845,783		37,563,754
Interest Rate	13,034,273	(a)	9,044,141

Short Futures Contracts:
Equity	8,281,091		6,936,491
Interest Rate	14,108,629	(a)	8,510,861

(a)	For the period December 1, 2019 through June 30, 2020.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

106	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2020 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$3,442,085
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	1,068,872

Total		$4,510,957

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(559,007)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(470,966)

Total		$(1,029,973)

JPMorgan SmartRetirement 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$6,093,679
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	2,013,815

Total		$8,107,494

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(803,688)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(813,109)

Total		$(1,616,797)

JPMorgan SmartRetirement 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$11,146,404
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	2,501,123

Total		$13,647,527

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,075,193)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(1,245,737)

Total		$(2,320,930)

JPMorgan SmartRetirement 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$12,740,889
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	2,317,578

Total		$15,058,467

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,186,276)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(1,203,741)

Total		$(2,390,017)

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$14,235,290
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	677,790

Total		$14,913,080

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,895,951)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(1,279,177)

Total		$(3,175,128)

JPMorgan SmartRetirement 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$13,872,594
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	673,380

Total		$14,545,974

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,828,045)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(1,258,475)

Total		$(3,086,520)

JPMorgan SmartRetirement 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$10,136,334
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	472,444

Total		$10,608,778

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,319,296)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(915,527)

Total		$(2,234,823)

JPMorgan SmartRetirement 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$9,783,282
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	420,005

Total		$10,203,287

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,189,013)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(826,339)

Total		$(2,015,352)

JPMorgan SmartRetirement 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$4,748,586
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	198,975

Total		$4,947,561

108	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(573,265)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(400,007)

Total		$(973,272)

JPMorgan SmartRetirement 2060 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$956,037
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	27,707

Total		$983,744

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(93,261)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(67,410)

Total		$(160,671)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2020, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(18,388,220)
Interest rate contracts	14,900,190

Total	$(3,488,030)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,750,043
Interest rate contracts	(94,248)

Total	$3,655,795

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(27,530,013)
Interest rate contracts	24,845,158

Total	$(2,684,855)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$6,641,785
Interest rate contracts	247,658

Total	$6,889,443

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(31,990,360)
Interest rate contracts	31,170,308

Total	$(820,052)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$9,661,981
Interest rate contracts	(376,507)

Total	$9,285,474

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(47,799,794)
Interest rate contracts	26,617,651

Total	$(21,182,143)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$12,231,684
Interest rate contracts	(259,825)

Total	$11,971,859

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(40,043,697)
Interest rate contracts	(1,057,239)

Total	$(41,100,936)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$8,478,595
Interest rate contracts	(601,387)

Total	$7,877,208

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(42,947,009)
Interest rate contracts	(1,669,900)

Total	$(44,616,909)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$8,922,772
Interest rate contracts	(585,095)

Total	$8,337,677

110	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(33,967,981)
Interest rate contracts	(1,340,791)

Total	$(35,308,772)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$5,418,226
Interest rate contracts	(443,083)

Total	$4,975,143

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(26,712,546)
Interest rate contracts	(1,164,924)

Total	$(27,877,470)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$4,863,886
Interest rate contracts	(406,334)

Total	$4,457,552

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(8,365,952)
Interest rate contracts	(236,571)

Total	$(8,602,523)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,410,878
Interest rate contracts	(201,032)

Total	$1,209,846

JPMorgan SmartRetirement 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(197,923)
Interest rate contracts	(5,512)

Total	$(203,435)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$328,823
Interest rate contracts	(39,703)

Total	$289,120

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The Funds’ derivatives contracts held at June 30, 2020 are not accounted for as hedging instruments under GAAP.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows:

	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Income Fund
Transfer agency fees	$118,311	$2,859	$7,090	$7,805	$1,494	$531	$14,976	$15,207	$168,273

JPMorgan SmartRetirement 2020 Fund
Transfer agency fees	88,458	5,039	10,082	8,859	1,726	126	20,285	20,804	155,379

JPMorgan SmartRetirement 2025 Fund
Transfer agency fees	102,494	6,042	10,292	9,401	1,993	1,504	23,154	26,356	181,236

JPMorgan SmartRetirement 2030 Fund
Transfer agency fees	115,951	5,898	10,132	11,372	2,130	141	24,830	26,948	197,402

JPMorgan SmartRetirement 2035 Fund
Transfer agency fees	96,913	4,962	8,417	10,058	2,065	414	20,472	24,883	168,184

JPMorgan SmartRetirement 2040 Fund
Transfer agency fees	98,009	5,772	9,365	10,685	2,138	978	20,621	24,464	172,032

JPMorgan SmartRetirement 2045 Fund
Transfer agency fees	76,245	4,316	8,267	9,654	2,052	1,042	15,245	21,046	137,867

JPMorgan SmartRetirement 2050 Fund
Transfer agency fees	62,144	5,222	7,589	10,596	2,037	779	15,214	19,499	123,080

JPMorgan SmartRetirement 2055 Fund
Transfer agency fees	35,173	4,450	5,659	7,092	1,699	638	10,934	14,024	79,669

JPMorgan SmartRetirement 2060 Fund
Transfer agency fees	11,095	839	1,631	2,199	1,626	435	2,705	8,266	28,796

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal

112	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Income Fund	$1	$992,193	$(992,194)
JPMorgan SmartRetirement 2020 Fund	—	2,500,933	(2,500,933)
JPMorgan SmartRetirement 2025 Fund	—	4,411,998	(4,411,998)
JPMorgan SmartRetirement 2030 Fund	—	3,711,926	(3,711,926)
JPMorgan SmartRetirement 2035 Fund	—	660,796	(660,796)
JPMorgan SmartRetirement 2040 Fund	1	2,464,403	(2,464,404)
JPMorgan SmartRetirement 2045 Fund	—	2,165,835	(2,165,835)
JPMorgan SmartRetirement 2050 Fund	—	1,045,100	(1,045,100)
JPMorgan SmartRetirement 2055 Fund	(1)	568,642	(568,641)
JPMorgan SmartRetirement 2060 Fund	—	(40,961)	40,961

The reclassifications for the Funds relate primarily to foreign currency gains or losses and investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R3
0.25%	0.75%	0.50%	0.25%

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2020, JPMDS retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$5,092	$—
JPMorgan SmartRetirement 2020 Fund	9,422	5
JPMorgan SmartRetirement 2025 Fund	8,048	24
JPMorgan SmartRetirement 2030 Fund	18,188	282
JPMorgan SmartRetirement 2035 Fund	11,147	80

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement 2040 Fund	$9,429	$324
JPMorgan SmartRetirement 2045 Fund	6,592	—
JPMorgan SmartRetirement 2050 Fund	7,268	179
JPMorgan SmartRetirement 2055 Fund	6,203	94
JPMorgan SmartRetirement 2060 Fund	1,735	1

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class R2	Class R3	Class R4	Class R5	Class R6
JPMorgan SmartRetirement Income Fund	0.31%		0.94%		0.19%		0.75%	0.50%	0.25%	0.10%	0.00%
JPMorgan SmartRetirement 2020 Fund	0.37	(1)	0.97	(2)	0.22	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2025 Fund	0.40	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2030 Fund	0.40	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2035 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2040 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2045 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2050 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2055 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00
JPMorgan SmartRetirement 2060 Fund	0.41	(1)	0.99	(2)	0.24	(3)	0.75	0.50	0.25	0.10	0.00

(1)

Prior to November 1, 2019, the contractual expense limitations for Class A Shares of SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund, SmartRetirement 2055 and SmartRetirement 2060 Fund, were 0.36%, 0.38%, 0.38%, 0.39%, 0.39%, 0.39%, 0.39%, 0.39% and 0.39%, respectively. The contractual expense percentages in the table above are in place until at least October 31, 2020.

(2)

Prior to November 1, 2019, the contractual expense limitations for Class C Shares of SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund, SmartRetirement 2055 and SmartRetirement 2060 Fund, were 0.96%, 0.97%, 0.97%, 0.97%, 0.97%, 0.97%, 0.97%, 0.97% and 0.97%, respectively. The contractual expense percentages in the table above are in place until at least October 31, 2020.

(3)

Prior to November 1, 2019, the contractual expense limitations for Class I Shares of SmartRetirement 2020 Fund, SmartRetirement 2025 Fund, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040 Fund, SmartRetirement 2045 Fund, SmartRetirement 2050 Fund, SmartRetirement 2055 and SmartRetirement 2060 Fund, were 0.21%, 0.22%, 0.22%, 0.22%, 0.22%, 0.22%, 0.22%, 0.22% and 0.22%, respectively. The contractual expense percentages in the table above are in place until at least October 31, 2020.

114	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2020 and are in place until at least October 31, 2020.

The Underlying Funds and ETFs may impose separate service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs up to 0.25% for Class A, Class C, Class I, Class R2, Class R3, Class R4 Shares and up to 0.10% with respect to Class R5 Shares. The Funds’ shareholder servicing agent has contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees it collects from the affiliated money market funds on the Fund’s investment in such money market funds.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Service Fees	Contractual Reimbursements
JPMorgan SmartRetirement Income Fund	$1,917,389	$353,684
JPMorgan SmartRetirement 2020 Fund	1,913,725	464,122
JPMorgan SmartRetirement 2025 Fund	1,883,793	522,103
JPMorgan SmartRetirement 2030 Fund	2,080,705	537,941
JPMorgan SmartRetirement 2035 Fund	1,453,020	503,321
JPMorgan SmartRetirement 2040 Fund	1,406,351	519,029
JPMorgan SmartRetirement 2045 Fund	987,139	492,629
JPMorgan SmartRetirement 2050 Fund	869,352	517,862
JPMorgan SmartRetirement 2055 Fund	418,323	450,516
JPMorgan SmartRetirement 2060 Fund	56,720	282,313

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$1,219,969,523	$2,056,542,352	$36,547,776	$19,455,278
JPMorgan SmartRetirement 2020 Fund	2,162,790,050	3,688,351,505	64,660,540	35,378,119
JPMorgan SmartRetirement 2025 Fund	3,211,055,963	4,547,394,278	92,590,583	43,687,658
JPMorgan SmartRetirement 2030 Fund	3,524,434,151	5,146,260,007	99,596,959	49,248,908
JPMorgan SmartRetirement 2035 Fund	2,805,623,070	3,725,822,268	102,595,319	80,386,552
JPMorgan SmartRetirement 2040 Fund	2,588,733,359	3,550,344,819	105,336,816	86,482,347
JPMorgan SmartRetirement 2045 Fund	1,856,728,742	2,509,154,782	70,946,577	57,845,110
JPMorgan SmartRetirement 2050 Fund	1,651,090,127	2,242,387,358	61,957,915	48,481,493
JPMorgan SmartRetirement 2055 Fund	904,649,113	1,041,513,714	28,440,000	20,957,781
JPMorgan SmartRetirement 2060 Fund	186,359,021	81,039,809	3,871,802	1,433,303

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$2,533,816,191	$168,234,307	$55,126,302	$113,108,005
JPMorgan SmartRetirement 2020 Fund	4,398,041,330	296,071,882	106,465,191	189,606,691
JPMorgan SmartRetirement 2025 Fund	6,105,133,701	341,210,046	178,334,321	162,875,725
JPMorgan SmartRetirement 2030 Fund	6,677,159,809	445,814,102	218,036,463	227,777,639
JPMorgan SmartRetirement 2035 Fund	5,061,821,049	531,140,064	129,327,615	401,812,449
JPMorgan SmartRetirement 2040 Fund	4,816,120,168	641,816,615	126,213,636	515,602,979
JPMorgan SmartRetirement 2045 Fund	3,594,908,345	371,654,993	126,757,366	244,897,627
JPMorgan SmartRetirement 2050 Fund	3,254,120,929	323,405,696	114,553,792	208,851,904
JPMorgan SmartRetirement 2055 Fund	1,641,756,694	116,525,731	74,414,045	42,111,686
JPMorgan SmartRetirement 2060 Fund	286,255,460	8,067,280	13,876,223	(5,808,943)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$78,870,511	$330,654,560	$409,525,071
JPMorgan SmartRetirement 2020 Fund	137,467,514	599,718,956	737,186,470
JPMorgan SmartRetirement 2025 Fund	181,491,153	663,508,767	844,999,920
JPMorgan SmartRetirement 2030 Fund	191,338,502	959,581,711	1,150,920,213
JPMorgan SmartRetirement 2035 Fund	131,970,474	429,829,502	561,799,976
JPMorgan SmartRetirement 2040 Fund	125,637,510	493,292,266	618,929,776
JPMorgan SmartRetirement 2045 Fund	85,236,371	308,437,166	393,673,537
JPMorgan SmartRetirement 2050 Fund	79,196,604	256,401,831	335,598,435
JPMorgan SmartRetirement 2055 Fund	33,267,335	91,029,990	124,297,325
JPMorgan SmartRetirement 2060 Fund	4,639,445	3,877,558	8,517,003

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2019 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$107,933,277	$98,447,538	$206,380,815
JPMorgan SmartRetirement 2020 Fund	192,146,106	185,617,486	377,763,592
JPMorgan SmartRetirement 2025 Fund	220,386,596	182,251,701	402,638,297
JPMorgan SmartRetirement 2030 Fund	237,129,502	227,172,028	464,301,530
JPMorgan SmartRetirement 2035 Fund	169,096,755	156,975,428	326,072,183
JPMorgan SmartRetirement 2040 Fund	156,849,513	184,932,902	341,782,415
JPMorgan SmartRetirement 2045 Fund	110,247,038	100,008,492	210,255,530
JPMorgan SmartRetirement 2050 Fund	98,839,699	73,908,923	172,748,622
JPMorgan SmartRetirement 2055 Fund	40,597,080	21,035,916	61,632,996
JPMorgan SmartRetirement 2060 Fund	2,850,620	444,667	3,295,287

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

116	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$946,852	$57,437,209	$113,169,672
JPMorgan SmartRetirement 2020 Fund	1,701,392	108,425,587	189,706,124
JPMorgan SmartRetirement 2025 Fund	2,406,802	147,555,050	163,245,505
JPMorgan SmartRetirement 2030 Fund	2,083,485	160,197,375	227,781,299
JPMorgan SmartRetirement 2035 Fund	1,228,378	167,583,445	401,886,482
JPMorgan SmartRetirement 2040 Fund	1,169,457	183,598,898	515,679,059
JPMorgan SmartRetirement 2045 Fund	739,036	123,756,009	244,951,235
JPMorgan SmartRetirement 2050 Fund	715,535	114,299,677	208,962,578
JPMorgan SmartRetirement 2055 Fund	289,004	46,609,895	42,171,193
JPMorgan SmartRetirement 2060 Fund	48,844	6,483,333	(5,820,207)

For the Funds, the cumulative timing differences primarily consist of specified late year ordinary loss deferrals, mark to market of futures contracts, post-October capital loss deferrals and wash sale loss deferrals.

As of June 30, 2020, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the Funds deferred to July 1, 2020 the following net capital losses of:

	Net Capital Losses		Specified Ordinary Losses
	Short-Term	Long-Term
JPMorgan SmartRetirement Income Fund	$21,359,086	$—	$174,319
JPMorgan SmartRetirement 2020 Fund	33,483,082	—	—
JPMorgan SmartRetirement 2025 Fund	40,750,925	—	—
JPMorgan SmartRetirement 2030 Fund	47,428,612	—	1,850,813
JPMorgan SmartRetirement 2035 Fund	64,018,595	—	4,973,605
JPMorgan SmartRetirement 2040 Fund	66,670,716	—	3,708,184
JPMorgan SmartRetirement 2045 Fund	50,067,956	—	2,504,465
JPMorgan SmartRetirement 2050 Fund	40,546,345	—	3,102,682
JPMorgan SmartRetirement 2055 Fund	18,143,621	—	1,354,039
JPMorgan SmartRetirement 2060 Fund	1,035,559	—	290,021

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund at June 30, 2020. Average borrowings from the Facility during the year ended June 30, 2020, were as follows:

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
JPMorgan SmartRetirement 2045 Fund	$21,596,398	2.89%	1	$1,731

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Income Fund	2	43.9%
JPMorgan SmartRetirement 2020 Fund	2	46.4
JPMorgan SmartRetirement 2025 Fund	2	47.9
JPMorgan SmartRetirement 2030 Fund	2	45.5
JPMorgan SmartRetirement 2035 Fund	2	46.3
JPMorgan SmartRetirement 2040 Fund	2	45.8
JPMorgan SmartRetirement 2045 Fund	2	47.6
JPMorgan SmartRetirement 2050 Fund	2	47.5
JPMorgan SmartRetirement 2055 Fund	2	48.8
JPMorgan SmartRetirement 2060 Fund	2	46.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

As of June 30, 2020, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan International Advantage Fund	95.9%
JPMorgan Realty Income Fund	90.0
JPMorgan International Focus Fund	74.9
JPMorgan Emerging Markets Strategic Debt Fund	74.8
JPMorgan Short Duration Core Plus Fund	72.2
JPMorgan Emerging Markets Research Enhanced Equity Fund	63.6
JPMorgan International Research Enhanced Equity Fund	58.7
JPMorgan Inflation Managed Bond Fund	53.2
JPMorgan International Equity Fund	52.8
JPMorgan Corporate Bond Fund	47.6
JPMorgan U.S. Research Enhanced Equity Fund	38.9

118	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

% of Net Assets
JPMorgan BetaBuilders MSCI US REIT ETF	34.9%
JPMorgan Emerging Markets Debt Fund	32.0
JPMorgan U.S. Equity Fund	28.0
JPMorgan Value Advantage Fund	24.5
JPMorgan High Yield Fund	22.4
JPMorgan Growth Advantage Fund	19.9
JPMorgan Small Cap Value Fund	18.8
JPMorgan Floating Rate Income Fund	18.2
JPMorgan Core Bond Fund	14.3
JPMorgan Emerging Markets Equity Fund	12.2

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On August 11, 2020, the contractual expense limitations for Class R2, Class R3, Class R4, Class R5 and Class R6 Shares of the Funds were extended until at least October 31, 2021.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	119

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, JPMorgan SmartRetirement 2055 Fund and JPMorgan SmartRetirement 2060 Fund (ten of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

120	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	121

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

122	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	123

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

124	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Income Fund
Class A
Actual	$1,000.00	$988.20	$1.58	0.32%
Hypothetical	1,000.00	1,023.27	1.61	0.32
Class C
Actual	1,000.00	984.90	4.69	0.95
Hypothetical	1,000.00	1,020.14	4.77	0.95
Class I
Actual	1,000.00	988.80	0.99	0.20
Hypothetical	1,000.00	1,023.87	1.01	0.20
Class R2
Actual	1,000.00	985.90	3.75	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class R3
Actual	1,000.00	987.20	2.47	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Class R4
Actual	1,000.00	988.60	1.24	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
Class R5
Actual	1,000.00	989.40	0.54	0.11
Hypothetical	1,000.00	1,024.32	0.55	0.11
Class R6
Actual	1,000.00	989.90	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	125

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2020 Fund
Class A
Actual	$1,000.00	$985.50	$1.83	0.37%
Hypothetical	1,000.00	1,023.02	1.86	0.37
Class C
Actual	1,000.00	982.30	4.78	0.97
Hypothetical	1,000.00	1,020.04	4.87	0.97
Class I
Actual	1,000.00	986.30	1.09	0.22
Hypothetical	1,000.00	1,023.77	1.11	0.22
Class R2
Actual	1,000.00	983.40	3.75	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class R3
Actual	1,000.00	984.70	2.47	0.50
Hypothetical	1,000.00	1,022.38	2.51	0.50
Class R4
Actual	1,000.00	985.60	1.23	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
Class R5
Actual	1,000.00	986.40	0.49	0.10
Hypothetical	1,000.00	1,024.37	0.50	0.10
Class R6
Actual	1,000.00	986.90	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00

JPMorgan SmartRetirement 2025 Fund
Class A
Actual	1,000.00	970.70	2.01	0.41
Hypothetical	1,000.00	1,022.82	2.06	0.41
Class C
Actual	1,000.00	968.10	4.89	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class I
Actual	1,000.00	971.50	1.23	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
Class R2
Actual	1,000.00	969.30	3.72	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class R3
Actual	1,000.00	970.10	2.50	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Class R4
Actual	1,000.00	971.50	1.23	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
Class R5
Actual	1,000.00	972.30	0.54	0.11
Hypothetical	1,000.00	1,024.32	0.55	0.11
Class R6
Actual	1,000.00	972.80	0.05	0.01
Hypothetical	1,000.00	1,024.81	0.05	0.01

126	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$956.40	$1.99	0.41%
Hypothetical	1,000.00	1,022.82	2.06	0.41
Class C
Actual	1,000.00	953.30	4.86	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class I
Actual	1,000.00	956.80	1.22	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
Class R2
Actual	1,000.00	954.90	3.69	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class R3
Actual	1,000.00	955.80	2.48	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Class R4
Actual	1,000.00	956.70	1.26	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R5
Actual	1,000.00	957.70	0.54	0.11
Hypothetical	1,000.00	1,024.32	0.55	0.11
Class R6
Actual	1,000.00	958.20	0.05	0.01
Hypothetical	1,000.00	1,024.81	0.05	0.01

JPMorgan SmartRetirement 2035 Fund
Class A
Actual	1,000.00	944.80	2.03	0.42
Hypothetical	1,000.00	1,022.77	2.11	0.42
Class C
Actual	1,000.00	942.30	4.83	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class I
Actual	1,000.00	945.90	1.21	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
Class R2
Actual	1,000.00	943.40	3.67	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class R3
Actual	1,000.00	944.70	2.47	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Class R4
Actual	1,000.00	945.80	1.26	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R5
Actual	1,000.00	946.70	0.53	0.11
Hypothetical	1,000.00	1,024.32	0.55	0.11
Class R6
Actual	1,000.00	947.20	0.05	0.01
Hypothetical	1,000.00	1,024.81	0.05	0.01

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	127

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2040 Fund
Class A
Actual	$1,000.00	$935.70	$2.02	0.42%
Hypothetical	1,000.00	1,022.77	2.11	0.42
Class C
Actual	1,000.00	933.30	4.81	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class I
Actual	1,000.00	936.30	1.20	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
Class R2
Actual	1,000.00	934.50	3.66	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class R3
Actual	1,000.00	935.50	2.45	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Class R4
Actual	1,000.00	936.70	1.25	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R5
Actual	1,000.00	937.20	0.53	0.11
Hypothetical	1,000.00	1,024.32	0.55	0.11
Class R6
Actual	1,000.00	937.80	0.05	0.01
Hypothetical	1,000.00	1,024.81	0.05	0.01

JPMorgan SmartRetirement 2045 Fund
Class A
Actual	1,000.00	927.90	2.01	0.42
Hypothetical	1,000.00	1,022.77	2.11	0.42
Class C
Actual	1,000.00	924.90	4.79	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class I
Actual	1,000.00	928.50	1.20	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
Class R2
Actual	1,000.00	925.80	3.64	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class R3
Actual	1,000.00	927.70	2.44	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Class R4
Actual	1,000.00	928.40	1.25	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R5
Actual	1,000.00	929.30	0.53	0.11
Hypothetical	1,000.00	1,024.32	0.55	0.11
Class R6
Actual	1,000.00	929.40	0.05	0.01
Hypothetical	1,000.00	1,024.81	0.05	0.01

128	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2050 Fund
Class A
Actual	$1,000.00	$927.80	$2.01	0.42%
Hypothetical	1,000.00	1,022.77	2.11	0.42
Class C
Actual	1,000.00	924.80	4.79	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class I
Actual	1,000.00	928.40	1.20	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
Class R2
Actual	1,000.00	925.70	3.64	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class R3
Actual	1,000.00	927.20	2.44	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Class R4
Actual	1,000.00	928.40	1.25	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R5
Actual	1,000.00	928.90	0.53	0.11
Hypothetical	1,000.00	1,024.32	0.55	0.11
Class R6
Actual	1,000.00	929.40	0.05	0.01
Hypothetical	1,000.00	1,024.81	0.05	0.01

JPMorgan SmartRetirement 2055 Fund
Class A
Actual	1,000.00	927.30	2.01	0.42
Hypothetical	1,000.00	1,022.77	2.11	0.42
Class C
Actual	1,000.00	924.70	4.79	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class I
Actual	1,000.00	928.30	1.20	0.25
Hypothetical	1,000.00	1,023.62	1.26	0.25
Class R2
Actual	1,000.00	925.90	3.64	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class R3
Actual	1,000.00	927.50	2.44	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Class R4
Actual	1,000.00	928.60	1.25	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R5
Actual	1,000.00	929.00	0.53	0.11
Hypothetical	1,000.00	1,024.32	0.55	0.11
Class R6
Actual	1,000.00	929.50	0.05	0.01
Hypothetical	1,000.00	1,024.81	0.05	0.01

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement 2060 Fund
Class A
Actual	$1,000.00	$926.80	$1.96	0.41%
Hypothetical	1,000.00	1,022.82	2.06	0.41
Class C
Actual	1,000.00	924.20	4.78	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Class I
Actual	1,000.00	927.70	1.15	0.24
Hypothetical	1,000.00	1,023.67	1.21	0.24
Class R2
Actual	1,000.00	924.90	3.64	0.76
Hypothetical	1,000.00	1,021.08	3.82	0.76
Class R3
Actual	1,000.00	926.30	2.44	0.51
Hypothetical	1,000.00	1,022.33	2.56	0.51
Class R4
Actual	1,000.00	927.60	1.25	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R5
Actual	1,000.00	927.80	0.48	0.10
Hypothetical	1,000.00	1,024.37	0.50	0.10
Class R6
Actual	1,000.00	928.90	0.00	0.00
Hypothetical	1,000.00	1,024.86	0.00	0.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

130	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT FUNDS	131

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan SmartRetirement Income Fund	6.81%
JPMorgan SmartRetirement 2020 Fund	8.14
JPMorgan SmartRetirement 2025 Fund	10.18
JPMorgan SmartRetirement 2030 Fund	13.13
JPMorgan SmartRetirement 2035 Fund	18.91
JPMorgan SmartRetirement 2040 Fund	21.66
JPMorgan SmartRetirement 2045 Fund	23.64
JPMorgan SmartRetirement 2050 Fund	22.74
JPMorgan SmartRetirement 2055 Fund	24.41
JPMorgan SmartRetirement 2060 Fund	22.54

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Income Fund	$330,654,560
JPMorgan SmartRetirement 2020 Fund	599,718,956
JPMorgan SmartRetirement 2025 Fund	663,508,767
JPMorgan SmartRetirement 2030 Fund	959,581,711
JPMorgan SmartRetirement 2035 Fund	429,829,502
JPMorgan SmartRetirement 2040 Fund	493,292,266
JPMorgan SmartRetirement 2045 Fund	308,437,166
JPMorgan SmartRetirement 2050 Fund	256,401,831
JPMorgan SmartRetirement 2055 Fund	91,029,990
JPMorgan SmartRetirement 2060 Fund	3,877,558

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020:

Qualified Dividend Income
JPMorgan SmartRetirement Income Fund	$23,294,998
JPMorgan SmartRetirement 2020 Fund	47,085,478
JPMorgan SmartRetirement 2025 Fund	73,634,421
JPMorgan SmartRetirement 2030 Fund	94,472,814
JPMorgan SmartRetirement 2035 Fund	65,528,847
JPMorgan SmartRetirement 2040 Fund	66,935,566
JPMorgan SmartRetirement 2045 Fund	49,420,926
JPMorgan SmartRetirement 2050 Fund	42,419,742
JPMorgan SmartRetirement 2055 Fund	20,997,513
JPMorgan SmartRetirement 2060 Fund	2,644,104

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2020, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2020 will be disclosed in the semi-annual report for the period ended December 31, 2020.

132	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2020

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-SR-620

Annual Report

JPMorgan SmartRetirement® Blend Funds

June 30, 2020

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

JPMorgan SmartRetirement® Blend 2060 Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.

You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Funds, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

JULY 28, 2020 (Unaudited)

Dear Shareholders,

While every epoch holds challenges and opportunities, the current year has brought unprecedented challenges that impacted communities both globally and locally. J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.

“J.P. Morgan Asset Management has directly confronted the challenges of this year, with sensitivity, urgency and a clear vision, serving our shareholders, clients and communities with unwavering commitment.”
— Andrea L. Lisher

The advent of the COVID-19 pandemic and the ensuing closure of large parts of global, national and local economies also brought severe stress to financial markets. Daily market volatility spiked and yields on U.S. Treasury bonds fell to record lows in March 2020 and by the end of the first quarter of 2020, the value of the S&P 500 Index had declined by 20%. However, the U.S. Federal Reserve, along with other leading central banks, slashed interest rates and unleashed a range of initiatives to seek to ensure liquidity and stability in financial markets. From their lows on March 23, 2020 to the end of the reporting period, the S&P 500 and the Bloomberg Barclays U.S.

Aggregate Index rebounded by 39.3% and 5.0%, respectively, amid accommodative central bank policies, government stimulus programs and global efforts to halt the spread of COVID-19.

Many have faced significant challenges throughout the past year, whether related to the COVID-19 pandemic or the recent acts of racism and discrimination around the world. JPMorgan Chase & Co. has recommitted its firm stance against any form of racism, discrimination, or social injustice. As Brian Lamb, Global Head of Diversity & Inclusion for JPMorgan Chase & Co., recently said, “We are working across the entire firm — being intentional to strengthen our inclusive environment where our employees, customers and partners feel welcomed and valued in the communities where we do business.” To learn more, please visit JPMorgan Chase & Co.’s Diversity & Inclusion web site.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your assets. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

Fund	Fund Return*	Broad Based Securities Market Index Return	Broad Based Securities Market Index Name	Fund Net Assets as of June 30, 2020
JPMorgan SmartRetirement® Blend Income Fund	3.46%	5.40%	S&P Target Date Retirement Income Index	$490,752,018

JPMorgan SmartRetirement® Blend 2020 Fund	3.70%	4.33%	S&P Target Date 2020 Index	$947,894,587

JPMorgan SmartRetirement® Blend 2025 Fund	2.98%	3.66%	S&P Target Date 2025 Index	$1,287,214,611

JPMorgan SmartRetirement® Blend 2030 Fund	2.40%	2.92%	S&P Target Date 2030 Index	$1,454,752,931

JPMorgan SmartRetirement® Blend 2035 Fund	1.41%	2.12%	S&P Target Date 2035 Index	$1,146,656,799

JPMorgan SmartRetirement® Blend 2040 Fund	0.74%	1.56%	S&P Target Date 2040 Index	$1,097,770,418

JPMorgan SmartRetirement® Blend 2045 Fund	0.02%	1.20%	S&P Target Date 2045 Index	$791,830,672

JPMorgan SmartRetirement® Blend 2050 Fund	0.27%	1.05%	S&P Target Date 2050 Index	$645,257,752

JPMorgan SmartRetirement® Blend 2055 Fund	0.11%	0.89%	S&P Target Date 2055 Index	$353,739,377

JPMorgan SmartRetirement® Blend 2060 Fund	0.04%	1.08%	S&P Target Date 2060+ Index	$76,608,751

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	62.6%
U.S. Equity	17.4
International Equity	13.1
Short-Term Investments	4.4
Alternative Assets	1.6
U.S. Treasury Obligations	0.9

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	60.4%
U.S. Equity	18.1
International Equity	13.8
Short-Term Investments	4.8
Alternative Assets	1.9
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement® Blend 2025 Fund
Fixed Income	48.8%
U.S. Equity	24.7
International Equity	20.2
Alternative Assets	2.6
Short-Term Investments	2.6
U.S. Treasury Obligations	1.1

JPMorgan SmartRetirement® Blend 2030 Fund
Fixed Income	36.2%
U.S. Equity	31.8
International Equity	25.3
Alternative Assets	3.2
Short-Term Investments	2.5
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	38.2%
International Equity	29.4
Fixed Income	24.9
Alternative Assets	3.9
Short-Term Investments	2.6
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	42.6%
International Equity	32.4
Fixed Income	16.0
Alternative Assets	4.3
Short-Term Investments	3.6
U.S. Treasury Obligations	1.1

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	47.2%
International Equity	35.1
Fixed Income	9.1
Alternative Assets	4.5
Short-Term Investments	3.1
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	46.0%
International Equity	35.0
Fixed Income	9.0
Alternative Assets	4.7
Short-Term Investments	4.2
U.S. Treasury Obligations	1.1

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	45.9%
International Equity	36.2
Fixed Income	8.9
Alternative Assets	4.5
Short-Term Investments	3.5
U.S. Treasury Obligations	1.0

JPMorgan SmartRetirement® Blend 2060 Fund
U.S. Equity	46.5%
International Equity	34.3
Fixed Income	8.9
Alternative Assets	4.7
Short-Term Investments	4.3
U.S. Treasury Obligations	1.3

*	The percentages indicated are based on total investments as of June 30, 2020. Each Fund’s portfolio composition is subject to change.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

While U.S. equity markets generally outperformed other financial markets in the second half of 2019, global prices for a broad range of assets fell sharply in the first quarter of 2020 as large sectors of global, national and local economies shut down in response to the COVID-19 pandemic. However, equity markets rebounded somewhat in the final three months of the reporting period as stimulus programs from leading central banks and governments took hold and countries in Asia and Europe showed progress in halting the spread of virus.

In late July 2019, the U.S. Federal Reserve (the “Fed”) cut interest rates for the first time in more than a decade as U.S. economic growth showed signs of slowing, even as U.S. unemployment remained at historically low levels. The central bank followed with two more interest rate cuts in September and October 2019. In response to lower rates and improved or stable economic data, equity prices in the U.S. generally rose in the final months of 2019.

Further support for U.S. equity markets came from a “Phase One” trade agreement between the U.S. and China that reduced existing tariffs and headed off the implementation of new tariffs scheduled to take effect December 15, 2019. U.S. investor sentiment remained positive through January 2020 and weathered a brief flare up in military tension between the U.S. and Iran.

While the S&P 500 reached six new closing highs in February — the last one on February 19 — the final weeks of the month were marked by a broad sell-off of assets and a sharp rise in financial market volatility in reaction to the spread of COVID-19 and the expected economic damage to follow. In early March 2020, the World Health Organization declared COVID-19 a pandemic and as businesses, schools and other institutions across the country began to close, U.S. weekly unemployment claims reached record highs. By the end of the first quarter of the 2020, the S&P 500 had declined by 20%.

A U.S. government stimulus package, valued at 10% of U.S. gross domestic product, and the Fed’s decision to slash interest rates further and restart its quantitative easing asset purchasing program — along with a range of other stimulus programs — provided support for U.S. and global equity markets in the following months. As economies in Asia and Europe, as well as parts of the U.S., began to reopen in the second quarter of 2020, global prices both for equity and fixed income assets rose.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

Each of the Class R6 Shares of the SmartRetirement Blend Funds (the “Funds”) underperformed their respective S&P Target Date Indexes (the “Benchmarks”) for the twelve months ended June 30, 2020.

In terms of manager selection, the Funds’ investments in the JPMorgan Core Bond Fund, the JPMorgan Short Duration Core Plus Fund, the JPMorgan Income Fund, the JPMorgan Inflation Managed Bond Fund, the JPMorgan Emerging Markets Research Enhanced Equity Fund and the JPMorgan Core Plus Bond Fund were leading detractors from performance relative to each Fund’s respective Benchmark, while the Funds’ investments in the JPMorgan BetaBuilders International Equity ETF contributed to relative performance.

From a strategic perspective, the Funds’ underweight allocations to U.S. large cap equity and its overweight allocations to international developed markets equity, emerging markets equity and real estate investment trusts were leading detractors from relative performance. The Funds’ overweight allocations to high yield debt (also known as “junk bonds”) and emerging markets debt also detracted from relative performance

From a tactical perspective, the Funds’ allocation to cash in 2019, in the form of short-term money market securities, and its overweight allocation to equity in February 2020 detracted from relative performance. The Funds’ overweight allocation to U.S. large cap equity was a leading contributor to relative performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term investment opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan Funds and third-party exchange-traded funds (together, “underlying funds”) to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the portfolios. Relative to their respective Benchmarks, the Funds invested across a broader range of asset classes.

The Funds’ portfolio managers believed that this diversification would help manage market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, the portfolio managers sought to invest in asset classes that they believed have had historically lower correlations to the broader fixed income and equity markets. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	3.19%	4.40%	4.79%
CLASS R2 SHARES	July 2, 2012	2.68	3.90	4.31
CLASS R3 SHARES	May 31, 2017	2.91	4.15	4.59
CLASS R4 SHARES	May 31, 2017	3.18	4.42	4.86
CLASS R5 SHARES	July 2, 2012	3.35	4.56	4.97
CLASS R6 SHARES	July 2, 2012	3.46	4.65	5.04

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund and the S&P Target Date Retirement Income Index from July 2, 2012 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date Retirement Income Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date Retirement Income Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date Retirement Income Index was discontinued. As a result, performance for the S&P Target Date Retirement Income Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	3.43%	5.10%	6.35%
CLASS R2 SHARES	July 2, 2012	2.95	4.61	5.87
CLASS R3 SHARES	May 31, 2017	3.17	4.87	6.16
CLASS R4 SHARES	May 31, 2017	3.44	5.13	6.43
CLASS R5 SHARES	July 2, 2012	3.58	5.28	6.54
CLASS R6 SHARES	July 2, 2012	3.70	5.37	6.62

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund and the S&P Target Date 2020 Index from July 2, 2012 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2020 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2020 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2020 Index was discontinued. As a result, performance for the S&P Target Date 2020 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	2.67%	5.44%	6.99%
CLASS R2 SHARES	July 2, 2012	2.21	4.95	6.52
CLASS R3 SHARES	May 31, 2017	2.46	5.22	6.81
CLASS R4 SHARES	May 31, 2017	2.71	5.49	7.08
CLASS R5 SHARES	July 2, 2012	2.82	5.61	7.18
CLASS R6 SHARES	July 2, 2012	2.98	5.71	7.26

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund and the S&P Target Date 2025 Index from July 2, 2012 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2025 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2025 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2025 Index was discontinued. As a result, performance for the S&P Target Date 2025 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	2.19%	5.74%	7.56%
CLASS R2 SHARES	July 2, 2012	1.64	5.22	7.08
CLASS R3 SHARES	May 31, 2017	1.89	5.49	7.36
CLASS R4 SHARES	May 31, 2017	2.14	5.76	7.63
CLASS R5 SHARES	July 2, 2012	2.29	5.90	7.75
CLASS R6 SHARES	July 2, 2012	2.40	5.98	7.82

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund and the S&P Target Date 2030 Index from July 2, 2012 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2030 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2030 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2030 Index was discontinued. As a result, performance for the S&P Target Date 2030 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	1.14%	5.80%	7.91%
CLASS R2 SHARES	July 2, 2012	0.62	5.30	7.43
CLASS R3 SHARES	May 31, 2017	0.89	5.58	7.72
CLASS R4 SHARES	May 31, 2017	1.14	5.85	7.99
CLASS R5 SHARES	July 2, 2012	1.30	5.98	8.11
CLASS R6 SHARES	July 2, 2012	1.41	6.07	8.18

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund and the S&P Target Date 2035 Index from July 2, 2012 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2035 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2035 Index is comprised of underlying indices of securities. Effective May 31, 2017, prior version of the S&P Target Date 2035 Index was discontinued. As a result, performance for the S&P Target Date 2035 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	0.48%	5.95%	8.16%
CLASS R2 SHARES	July 2, 2012	(0.01)	5.45	7.68
CLASS R3 SHARES	May 31, 2017	0.19	5.72	7.97
CLASS R4 SHARES	May 31, 2017	0.48	5.99	8.24
CLASS R5 SHARES	July 2, 2012	0.67	6.13	8.36
CLASS R6 SHARES	July 2, 2012	0.74	6.22	8.43

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund and the S&P Target Date 2040 Index from July 2, 2012 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2040 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2040 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2040 Index was discontinued. As a result, performance for the S&P Target Date 2040 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(0.24)%	5.83%	8.07%
CLASS R2 SHARES	July 2, 2012	(0.73)	5.33	7.58
CLASS R3 SHARES	May 31, 2017	(0.47)	5.61	7.88
CLASS R4 SHARES	May 31, 2017	(0.20)	5.88	8.15
CLASS R5 SHARES	July 2, 2012	(0.05)	6.01	8.26
CLASS R6 SHARES	July 2, 2012	0.02	6.11	8.35

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund and the S&P Target Date 2045 Index from July 2, 2012 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2045 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2045 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2045 Index was discontinued. As a result, performance for the S&P Target Date 2045 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(0.03)%	5.90%	8.11%
CLASS R2 SHARES	July 2, 2012	(0.54)	5.38	7.62
CLASS R3 SHARES	May 31, 2017	(0.26)	5.68	7.93
CLASS R4 SHARES	May 31, 2017	(0.03)	5.94	8.19
CLASS R5 SHARES	July 2, 2012	0.11	6.06	8.30
CLASS R6 SHARES	July 2, 2012	0.27	6.16	8.38

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund and the S&P Target Date 2050 Index from July 2, 2012 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. Effective June 1, 2017, the S&P Target Date 2050 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). The S&P Target Date 2050 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2050 Index was discontinued. As a result, performance for the S&P Target Date 2050 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS I SHARES	July 2, 2012	(0.15)%	5.86%	8.04%
CLASS R2 SHARES	July 2, 2012	(0.68)	5.35	7.55
CLASS R3 SHARES	May 31, 2017	(0.40)	5.63	7.85
CLASS R4 SHARES	May 31, 2017	(0.15)	5.89	8.12
CLASS R5 SHARES	July 2, 2012	0.00 *	6.02	8.22
CLASS R6 SHARES	July 2, 2012	0.11	6.13	8.31

*	Amount rounds to less than 0.005%.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund and the S&P Target Date 2055 Index from July 2, 2012 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2055 Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, the S&P Target Date 2055 Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2055 Index was discontinued. As a result, performance for the S&P Target Date 2055 Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2060 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2020 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2020

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS I SHARES	August 31, 2016	(0.19)%	6.74%
CLASS R2 SHARES	August 31, 2016	(0.74)	6.19
CLASS R3 SHARES	May 31, 2017	(0.46)	6.45
CLASS R4 SHARES	May 31, 2017	(0.17)	6.73
CLASS R5 SHARES	August 31, 2016	(0.06)	6.89
CLASS R6 SHARES	August 31, 2016	0.04	6.99

LIFE OF FUND PERFORMANCE (8/31/16 TO 6/30/20)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2016.

Returns shown for Class R3 and Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses as Class I Shares.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2060 Fund and the S&P Target Date 2060+ Index from August 31, 2016 to June 30, 2020. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the broad based securities market index, if applicable. On June 1, 2017, S&P Dow Jones Indices, the company that establishes the broad-based securities market index used by the Fund, changed the methodology used to calculate the S&P Target Date Retirement Indices. The S&P Target Date 2060+ Index was comprised of exchange-traded funds (ETFs), adjusted to remove the impact of ETF fees (i.e., gross return). Effective June 1, 2017, S&P Target Date 2060+ Index is comprised of underlying indices of securities. Effective May 31, 2017, the prior version of the S&P Target Date 2060+ Index was discontinued. As a result, performance for the S&P Target Date 2060+ Index prior to June 1, 2017 was linked to an S&P Target Date Retirement Index that was comprised of ETFs and that was not adjusted to remove the impact of ETF fees (i.e., total return). The name of the Fund’s S&P Target Date Retirement Index did not change and there is no change in the Fund’s investment strategies as a result of the change. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 70.2%

Fixed Income — 55.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	6,592,322	81,612,943

JPMorgan Corporate Bond Fund Class R6 Shares (a)	2,353,948	25,163,704

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	556,259	4,238,697

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	542,480	4,144,546

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	711,625	5,998,997

JPMorgan High Yield Fund Class R6 Shares (a)	5,372,085	35,509,485

JPMorgan Income Fund Class R6 Shares (a)	998,703	9,038,263

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	3,543,650	36,924,836

JPMorgan Managed Income Fund Class L Shares (a)	44,568	447,904

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	7,262,412	70,445,392

Total Fixed Income		273,524,767

U.S. Equity — 14.5%

JPMorgan Equity Index Fund Class R6 Shares (a)	1,507,543	71,171,112

Total Investment Companies (Cost $329,365,781)		344,695,879

Exchange-Traded Funds — 24.6%

Alternative Assets — 1.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	112,459	8,021,701

Fixed Income — 7.0%

JPMorgan U.S. Aggregate Bond ETF (a)	1,218,080	34,081,878

International Equity — 13.1%

iShares Core MSCI Emerging Markets ETF	322,141	15,333,912

JPMorgan BetaBuilders International Equity ETF (a)	1,065,210	49,095,529

Total International Equity		64,429,441

U.S. Equity — 2.9%

iShares Russell 2000 ETF	34,582	4,951,451

iShares Russell Mid-Cap ETF	171,004	9,165,814

Total U.S. Equity		14,117,265

Total Exchange-Traded Funds (Cost $119,792,069)		120,650,285

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 0.9%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $4,422,118)	4,397,000	4,456,771

	SHARES
Short-Term Investments — 4.4%

Investment Companies — 4.4%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $21,682,142)	21,682,142	21,682,142

Total Investments — 100.1% (Cost $475,262,110)		491,485,077
Liabilities in Excess of Other Assets — (0.1)%		(733,059)

NET ASSETS — 100.0%		490,752,018

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
EURO STOXX 50 Index	133	09/2020	EUR	4,829,466	175,144
MSCI Emerging Markets E-Mini Index	124	09/2020	USD	6,103,280	160,015
Russell 2000 E-Mini Index	86	09/2020	USD	6,176,090	242,968
S&P 500 E-Mini Index	22	09/2020	USD	3,392,675	66,543
S&P Midcap 400 E-Mini Index	5	09/2020	USD	889,000	12,040
U.S. Treasury 10 Year Note	377	09/2020	USD	52,456,016	217,106

					873,816

Short Contracts
DJ US Real Estate Index	(58)	09/2020	USD	(1,795,680)	9,667
Euro-Bund	(64)	09/2020	EUR	(12,667,328)	(90,228)
FTSE 100 Index	(60)	09/2020	GBP	(4,563,327)	(82,286)
MSCI EAFE E-Mini Index	(9)	09/2020	USD	(800,235)	(15,449)

					(178,296)

					695,520

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 73.3%

Fixed Income — 58.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	16,364,467	202,592,104

JPMorgan Corporate Bond Fund Class R6 Shares (a)	4,499,219	48,096,651

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,024,837	7,809,258

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,011,909	7,730,984

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,118,239	9,426,751

JPMorgan High Yield Fund Class R6 Shares (a)	10,256,911	67,798,181

JPMorgan Income Fund Class R6 Shares (a)	1,583,521	14,330,864

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	5,967,205	62,178,274

JPMorgan Managed Income Fund Class L Shares (a)	80,749	811,532

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	13,846,263	134,308,755

Total Fixed Income		555,083,354

U.S. Equity — 14.7%

JPMorgan Equity Index Fund Class R6 Shares (a)	2,959,130	139,700,544

Total Investment Companies (Cost $664,695,655)		694,783,898

Exchange-Traded Funds — 21.1%

Alternative Assets — 1.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	246,001	17,547,252

Fixed Income — 2.0%

JPMorgan U.S. Aggregate Bond ETF (a)	666,309	18,643,326

International Equity — 13.8%

iShares Core MSCI Emerging Markets ETF	596,894	28,412,155

JPMorgan BetaBuilders International Equity ETF (a)	2,229,613	102,762,863

Total International Equity		131,175,018

U.S. Equity — 3.4%

iShares Russell 2000 ETF	94,119	13,475,958

iShares Russell Mid-Cap ETF	347,423	18,621,873

Total U.S. Equity		32,097,831

Total Exchange-traded Funds (Cost $200,232,937)		199,463,427

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $9,767,973)	9,706,300	9,838,245

	SHARES
Short-Term Investments — 4.8%

Investment Companies — 4.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $45,431,750)	45,431,750	45,431,750

Total Investments — 100.2% (Cost $920,128,315)		949,517,320
Liabilities in Excess of Other Assets — (0.2)%		(1,622,733)

NET ASSETS — 100.0%		947,894,587

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
EURO STOXX 50 Index	256	09/2020	EUR	9,295,814	337,429
MSCI Emerging Markets E-Mini Index	322	09/2020	USD	15,848,840	415,524
Russell 2000 E-Mini Index	138	09/2020	USD	9,910,470	389,877
S&P 500 E-Mini Index	114	09/2020	USD	17,580,225	344,819
S&P Midcap 400 E-Mini Index	10	09/2020	USD	1,778,000	24,075
U.S. Treasury 10 Year Note	689	09/2020	USD	95,867,891	382,787

					1,894,511

Short Contracts
DJ US Real Estate Index	(125)	09/2020	USD	(3,870,000)	20,683
Euro-Bund	(122)	09/2020	EUR	(24,147,094)	(172,130)
FTSE 100 Index	(116)	09/2020	GBP	(8,822,432)	(159,091)
MSCI EAFE E-Mini Index	(7)	09/2020	USD	(622,405)	(12,016)

					(322,554)

					1,571,957

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 73.6%

Fixed Income — 48.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	21,366,078	264,512,042

JPMorgan Corporate Bond Fund Class R6 Shares (a)	5,405,109	57,780,611

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,175,612	8,958,165

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,160,708	8,867,811

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	1,119,424	9,436,748

JPMorgan High Yield Fund Class R6 Shares (a)	10,191,931	67,368,664

JPMorgan Income Fund Class R6 Shares (a)	1,403,600	12,702,576

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	2,781,055	28,978,598

JPMorgan Managed Income Fund Class L Shares (a)	81,372	817,789

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	16,889,339	163,826,593

Total Fixed Income		623,249,597

International Equity — 5.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,126,301	65,897,034

U.S. Equity — 20.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	5,485,286	258,960,331

Total Investment Companies (Cost $901,056,089)		948,106,962

Exchange-Traded Funds — 22.8%

Alternative Assets — 2.6%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	463,337	33,049,828

Fixed Income — 0.4%

JPMorgan U.S. Aggregate Bond ETF (a)	189,209	5,294,068

International Equity — 15.1%

JPMorgan BetaBuilders International Equity ETF (a)	4,230,529	194,985,082

U.S. Equity — 4.7%

iShares Russell 2000 ETF	181,338	25,963,975

iShares Russell Mid-Cap ETF	633,262	33,942,843

Total U.S. Equity		59,906,818

Total Exchange-Traded Funds (Cost $300,301,619)		293,235,796

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 1.1%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $14,299,394)	14,214,900	14,408,134

	SHARES
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $32,926,726)	32,926,726	32,926,726

Total Investments — 100.1% (Cost $1,248,583,828)		1,288,677,618
Liabilities in Excess of Other Assets — (0.1)%		(1,463,007)

NET ASSETS — 100.0%		1,287,214,611

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
EURO STOXX 50 Index	350	09/2020	EUR	12,709,120	462,765
MSCI EAFE E-Mini Index	8	09/2020	USD	711,320	16,817
MSCI Emerging Markets E-Mini Index	315	09/2020	USD	15,504,300	406,491
Russell 2000 E-Mini Index	175	09/2020	USD	12,567,625	494,410
S&P 500 E-Mini Index	277	09/2020	USD	42,716,862	837,845
S&P Midcap 400 E-Mini Index	34	09/2020	USD	6,045,200	81,856
U.S. Treasury 10 Year Note	913	09/2020	USD	127,035,391	451,473

					2,751,657

Short Contracts
DJ US Real Estate Index	(87)	09/2020	USD	(2,693,520)	14,350
Euro-Bund	(167)	09/2020	EUR	(33,053,808)	(242,311)
FTSE 100 Index	(159)	09/2020	GBP	(12,092,817)	(218,062)

					(446,023)

					2,305,634

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 68.6%

Fixed Income — 35.9%

JPMorgan Core Bond Fund Class R6 Shares (a)	19,130,467	236,835,182

JPMorgan Corporate Bond Fund Class R6 Shares (a)	4,698,273	50,224,543

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,114,773	8,494,572

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,100,460	8,407,513

JPMorgan High Yield Fund Class R6 Shares (a)	9,734,354	64,344,078

JPMorgan Income Fund Class R6 Shares (a)	738,069	6,679,520

JPMorgan Managed Income Fund Class L Shares (a)	76,881	772,657

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	15,101,207	146,481,711

Total Fixed Income		522,239,776

International Equity — 6.5%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,901,503	94,247,010

U.S. Equity — 26.2%

JPMorgan Equity Index Fund Class R6 Shares (a)	8,075,472	381,243,043

Total Investment Companies (Cost $943,027,205)		997,729,829

Exchange-Traded Funds — 28.3%

Alternative Assets — 3.2%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	651,311	46,458,014

Fixed Income — 0.4%

JPMorgan U.S. Aggregate Bond ETF (a)	217,041	6,072,807

International Equity — 19.0%

JPMorgan BetaBuilders International Equity ETF (a)	5,974,297	275,355,349

U.S. Equity — 5.7%

iShares Russell 2000 ETF	240,216	34,394,127

iShares Russell Mid-Cap ETF	909,541	48,751,397

Total U.S. Equity		83,145,524

Total Exchange-Traded Funds (Cost $417,030,931)		411,031,694

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $14,572,780)	14,488,000	14,684,947

Short-Term Investments — 2.5%

Investment Companies — 2.5%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $36,711,334)	36,711,334	36,711,334

Total Investments — 100.4% (Cost $1,411,342,250)		1,460,157,804
Liabilities in Excess of Other Assets — (0.4)%		(5,404,873)

NET ASSETS — 100.0%		1,454,752,931

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
EURO STOXX 50 Index	394	09/2020	EUR	14,306,838	521,693
MSCI Emerging Markets E-Mini Index	323	09/2020	USD	15,898,060	416,813
Russell 2000 E-Mini Index	288	09/2020	USD	20,682,720	813,658
S&P 500 E-Mini Index	257	09/2020	USD	39,632,613	777,353
S&P Midcap 400 E-Mini Index	19	09/2020	USD	3,378,200	45,746
U.S. Treasury 10 Year Note	886	09/2020	USD	123,278,594	431,530

					3,006,793

Short Contracts
DJ US Real Estate Index	(58)	09/2020	USD	(1,795,680)	9,667
Euro-Bund	(189)	09/2020	EUR	(37,408,202)	(279,057)
FTSE 100 Index	(179)	09/2020	GBP	(13,613,926)	(245,493)
MSCI EAFE E-Mini Index	(7)	09/2020	USD	(622,405)	(12,016)

					(526,899)

					2,479,894

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 63.2%

Fixed Income — 24.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	4,546,754	56,288,815

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	15,585,442	135,905,054

JPMorgan Corporate Bond Fund Class R6 Shares (a)	3,682,315	39,363,950

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	627,737	4,783,358

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	619,533	4,733,236

JPMorgan High Yield Fund Class R6 Shares (a)	6,067,771	40,107,969

JPMorgan Managed Income Fund Class L Shares (a)	60,133	604,337

Total Fixed Income		281,786,719

International Equity — 7.5%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,387,593	86,039,862

U.S. Equity — 31.1%

JPMorgan Equity Index Fund Class R6 Shares (a)	7,555,750	356,706,959

Total Investment Companies (Cost $676,417,878)		724,533,540

Exchange-Traded Funds — 33.7%

Alternative Assets — 4.0%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	634,040	45,226,073

Fixed Income — 0.4%

JPMorgan U.S. Aggregate Bond ETF (a)	167,586	4,689,056

International Equity — 22.1%

JPMorgan BetaBuilders International Equity ETF (a)	5,489,177	252,996,168

U.S. Equity — 7.2%

iShares Russell 2000 ETF	228,864	32,768,747

iShares Russell Mid-Cap ETF	931,826	49,945,874

Total U.S. Equity		82,714,621

Total Exchange-Traded Funds (Cost $394,977,225)		385,625,918

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $11,512,177)	11,432,000	11,587,404

	SHARES
Short-Term Investments — 2.6%

Investment Companies — 2.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $30,143,240)	30,143,240	30,143,240

Total Investments — 100.5% (Cost $1,113,050,520)		1,151,890,102
Liabilities in Excess of Other Assets — (0.5)%		(5,233,303)

NET ASSETS — 100.0%		1,146,656,799

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
EURO STOXX 50 Index	312	09/2020	EUR	11,329,273	412,424
MSCI EAFE E-Mini Index	28	09/2020	USD	2,489,620	58,501
MSCI Emerging Markets E-Mini Index	285	09/2020	USD	14,027,700	367,778
Russell 2000 E-Mini Index	185	09/2020	USD	13,285,775	522,662
S&P 500 E-Mini Index	208	09/2020	USD	32,076,200	629,140
S&P Midcap 400 E-Mini Index	18	09/2020	USD	3,200,400	43,339
U.S. Treasury 10 Year Note	278	09/2020	USD	38,681,094	153,002

					2,186,846

Short Contracts
DJ US Real Estate Index	(79)	09/2020	USD	(2,445,840)	13,010
Euro-Bund	(150)	09/2020	EUR	(29,689,050)	(225,025)
FTSE 100 Index	(142)	09/2020	GBP	(10,799,874)	(194,747)

					(406,762)

					1,780,084

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 58.9%

Fixed Income — 15.7%

JPMorgan Core Bond Fund Class R6 Shares (a)	2,649,686	32,803,119

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	9,135,891	79,664,966

JPMorgan Corporate Bond Fund Class R6 Shares (a)	2,000,521	21,385,568

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	445,278	3,393,019

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	425,050	3,247,379

JPMorgan High Yield Fund Class R6 Shares (a)	4,717,148	31,180,345

JPMorgan Managed Income Fund Class L Shares (a)	58,534	588,269

Total Fixed Income		172,262,665

International Equity — 8.2%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,669,523	90,542,289

U.S. Equity — 35.0%

JPMorgan Equity Index Fund Class R6 Shares (a)	8,126,782	383,665,399

Total Investment Companies (Cost $602,442,329)		646,470,353

Exchange-Traded Funds — 36.9%

Alternative Assets — 4.3%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	671,368	47,888,680

Fixed Income — 0.4%

JPMorgan U.S. Aggregate Bond ETF (a)	156,195	4,370,336

International Equity — 24.3%

JPMorgan BetaBuilders International Equity ETF (a)	5,790,356	266,877,508

U.S. Equity — 7.9%

iShares Russell 2000 ETF	238,859	34,199,831

iShares Russell Mid-Cap ETF	973,323	52,170,113

Total U.S. Equity		86,369,944

Total Exchange-Traded Funds (Cost $412,486,567)		405,506,468

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 1.1%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $11,719,720)	11,635,000	11,793,164

	SHARES
Short-Term Investments — 3.6%

Investment Companies — 3.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $39,297,315)	39,297,315	39,297,315

Total Investments — 100.5% (Cost $1,065,945,931)		1,103,067,300
Liabilities in Excess of Other Assets — (0.5)%		(5,296,882)

NET ASSETS — 100.0%		1,097,770,418

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
EURO STOXX 50 Index	298	09/2020	EUR	10,820,908	395,280
MSCI EAFE E-Mini Index	76	09/2020	USD	6,757,540	138,701
MSCI Emerging Markets E-Mini Index	310	09/2020	USD	15,258,200	400,038
Russell 2000 E-Mini Index	186	09/2020	USD	13,357,590	525,488
S&P 500 E-Mini Index	205	09/2020	USD	31,613,562	620,066
S&P Midcap 400 E-Mini Index	26	09/2020	USD	4,622,800	62,597
U.S. Treasury 10 Year Note	260	09/2020	USD	36,176,562	159,649

					2,301,819

Short Contracts
DJ US Real Estate Index	(24)	09/2020	USD	(743,040)	4,000
Euro-Bund	(144)	09/2020	EUR	(28,501,487)	(218,277)
FTSE 100 Index	(136)	09/2020	GBP	(10,343,541)	(186,522)

					(400,799)

					1,901,020

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 56.2%

Fixed Income — 8.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	959,996	11,884,756

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	3,211,614	28,005,275

JPMorgan Corporate Bond Fund Class R6 Shares (a)	722,493	7,723,451

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	220,730	1,681,965

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	207,258	1,583,453

JPMorgan High Yield Fund Class R6 Shares (a)	2,608,827	17,244,345

JPMorgan Managed Income Fund Class L Shares (a)	42,013	422,230

Total Fixed Income		68,545,475

International Equity — 9.1%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,496,601	71,810,724

U.S. Equity — 38.5%

JPMorgan Equity Index Fund Class R6 Shares (a)	6,452,816	304,637,444

Total Investment Companies (Cost $410,068,206)		444,993,643

Exchange-Traded Funds — 40.6%

Alternative Assets — 4.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	503,049	35,882,485

Fixed Income — 0.6%

JPMorgan U.S. Aggregate Bond ETF (a)	157,137	4,396,694

International Equity — 26.4%

JPMorgan BetaBuilders International Equity ETF (a)	4,531,660	208,864,210

U.S. Equity — 9.1%

iShares Russell 2000 ETF	200,196	28,664,062

iShares Russell Mid-Cap ETF	815,984	43,736,743

Total U.S. Equity		72,400,805

Total Exchange-Traded Funds (Cost $329,105,096)		321,544,194

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 1.1%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $8,110,231)	8,055,000	8,164,498

	SHARES
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $24,894,904)	24,894,904	24,894,904

Total Investments — 101.0% (Cost $772,178,437)		799,597,239
Liabilities in Excess of Other Assets — (1.0)%		(7,766,567)

NET ASSETS — 100.0%		791,830,672

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
DJ US Real Estate Index	40	09/2020	USD	1,238,400	(21,570)
EURO STOXX 50 Index	216	09/2020	EUR	7,843,343	287,094
MSCI EAFE E-Mini Index	70	09/2020	USD	6,224,050	128,010
MSCI Emerging Markets E-Mini Index	204	09/2020	USD	10,040,880	263,250
Russell 2000 E-Mini Index	105	09/2020	USD	7,540,575	296,647
S&P 500 E-Mini Index	143	09/2020	USD	22,052,388	432,535
S&P Midcap 400 E-Mini Index	9	09/2020	USD	1,600,200	21,667
U.S. Treasury 10 Year Note	184	09/2020	USD	25,601,875	101,777

					1,509,410

Short Contracts
Euro-Bund	(104)	09/2020	EUR	(20,584,408)	(158,176)
FTSE 100 Index	(99)	09/2020	GBP	(7,529,490)	(135,776)

					(293,952)

					1,215,458

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 56.5%

Fixed Income — 8.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	784,824	9,716,120

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	2,625,567	22,894,948

JPMorgan Corporate Bond Fund Class R6 Shares (a)	583,901	6,241,907

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	179,839	1,370,374

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	168,903	1,290,418

JPMorgan High Yield Fund Class R6 Shares (a)	2,120,549	14,016,831

JPMorgan Managed Income Fund Class L Shares (a)	34,485	346,572

Total Fixed Income		55,877,170

International Equity — 9.3%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,745,583	59,816,959

U.S. Equity — 38.6%

JPMorgan Equity Index Fund Class R6 Shares (a)	5,271,898	248,886,321

Total Investment Companies (Cost $338,493,000)		364,580,450

Exchange-Traded Funds — 39.1%

Alternative Assets — 4.7%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	425,475	30,349,132

Fixed Income — 0.4%

JPMorgan U.S. Aggregate Bond ETF (a)	97,124	2,717,529

International Equity—26.1%

JPMorgan BetaBuilders International Equity ETF (a)	3,656,299	168,518,821

U.S. Equity—7.9%

iShares Russell 2000 ETF	138,828	19,877,393

iShares Russell Mid-Cap ETF	573,322	30,730,060

Total U.S. Equity		50,607,453

Total Exchange-Traded Funds (Cost $257,134,749)		252,192,935

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 1.1%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $7,263,888)	7,216,000	7,314,092

	SHARES
Short-Term Investments — 4.2%

Investment Companies — 4.2%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $27,278,350)	27,278,350	27,278,350

Total Investments — 100.9% (Cost $630,169,987)		651,365,827
Liabilities in Excess of Other Assets — (0.9)%		(6,108,075)

NET ASSETS — 100.0%		645,257,752

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
DJ US Real Estate Index	2	09/2020	USD	61,920	(1,082)
EURO STOXX 50 Index	176	09/2020	EUR	6,390,872	234,605
MSCI EAFE E-Mini Index	72	09/2020	USD	6,401,880	129,282
MSCI Emerging Markets E-Mini Index	152	09/2020	USD	7,481,440	196,146
Russell 2000 E-Mini Index	135	09/2020	USD	9,695,025	381,401
S&P 500 E-Mini Index	107	09/2020	USD	16,500,738	323,645
S&P Midcap 400 E-Mini Index	30	09/2020	USD	5,334,000	72,229
U.S. Treasury 10 Year Note	149	09/2020	USD	20,731,953	82,047

					1,418,273

Short Contracts
Euro-Bund	(85)	09/2020	EUR	(16,823,795)	(130,283)
FTSE 100 Index	(81)	09/2020	GBP	(6,160,492)	(111,089)

					(241,372)

					1,176,901

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 55.4%

Fixed Income — 8.6%

JPMorgan Core Bond Fund Class R6 Shares (a)	428,871	5,309,423

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	1,434,690	12,510,496

JPMorgan Corporate Bond Fund Class R6 Shares (a)	316,877	3,387,420

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	97,586	743,603

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	91,624	700,010

JPMorgan High Yield Fund Class R6 Shares (a)	1,162,351	7,683,143

JPMorgan Managed Income Fund Class L Shares (a)	17,763	178,514

Total Fixed Income		30,512,609

International Equity — 9.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	2,082,571	33,258,666

U.S. Equity — 37.4%

JPMorgan Equity Index Fund Class R6 Shares (a)	2,803,029	132,331,002

Total Investment Companies (Cost $182,554,691)		196,102,277

Exchange-Traded Funds — 40.9%

Alternative Assets — 4.5%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	224,864	16,039,549

Fixed Income — 0.4%

JPMorgan U.S. Aggregate Bond ETF (a)	49,998	1,398,944

International Equity — 27.1%

JPMorgan BetaBuilders International Equity ETF (a)	2,078,460	95,796,222

U.S. Equity — 8.9%

iShares Russell 2000 ETF	85,805	12,285,560

iShares Russell Mid-Cap ETF	355,846	19,073,345

Total U.S. Equity		31,358,905

Total Exchange-Traded Funds (Cost $148,207,425)		144,593,620

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 1.0%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $3,651,923)	3,627,000	3,676,305

	SHARES
Short-Term Investments — 3.6%

Investment Companies — 3.6%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $12,617,403)	12,617,403	12,617,403

Total Investments — 100.9% (Cost $347,031,442)		356,989,605
Liabilities in Excess of Other Assets — (0.9)%		(3,250,228)

NET ASSETS — 100.0%		353,739,377

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
DJ US Real Estate Index	19	09/2020	USD	588,240	(10,244)
EURO STOXX 50 Index	96	09/2020	EUR	3,485,931	127,484
MSCI EAFE E-Mini Index	1	09/2020	USD	88,915	2,098
MSCI Emerging Markets E-Mini Index	72	09/2020	USD	3,543,840	92,912
Russell 2000 E-Mini Index	64	09/2020	USD	4,596,160	180,813
S&P 500 E-Mini Index	84	09/2020	USD	12,953,850	254,077
S&P Midcap 400 E-Mini Index	3	09/2020	USD	533,400	7,224
U.S. Treasury 10 Year Note	85	09/2020	USD	11,826,953	52,056

					706,420

Short Contracts
Euro-Bund	(47)	09/2020	EUR	(9,302,569)	(72,953)
FTSE 100 Index	(44)	09/2020	GBP	(3,346,440)	(60,343)

					(133,296)

					573,124

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020

INVESTMENTS	SHARES	VALUE($)
Investment Companies — 55.1%

Fixed Income — 8.4%

JPMorgan Core Bond Fund Class R6 Shares (a)	91,054	1,127,249

JPMorgan Core Plus Bond Fund Class R6 Shares (a)	304,586	2,655,988

JPMorgan Corporate Bond Fund Class R6 Shares (a)	65,413	699,261

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	20,482	156,073

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	19,257	147,123

JPMorgan High Yield Fund Class R6 Shares (a)	248,884	1,645,122

Total Fixed Income		6,430,816

International Equity — 8.4%

JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	403,952	6,451,117

U.S. Equity — 38.3%

JPMorgan Equity Index Fund Class R6 Shares (a)	621,107	29,322,464

Total Investment Companies (Cost $40,042,657)		42,204,397

Exchange-Traded Funds — 39.4%

Alternative Assets — 4.7%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	50,787	3,622,637

Fixed Income — 0.5%

JPMorgan U.S. Aggregate Bond ETF (a)	13,370	374,093

International Equity — 25.9%

JPMorgan BetaBuilders International Equity ETF (a)	431,113	19,869,998

U.S. Equity — 8.3%

iShares Russell 2000 ETF	17,257	2,470,857

iShares Russell Mid-Cap ETF	72,316	3,876,138

Total U.S. Equity		6,346,995

Total Exchange-Traded Funds (Cost $31,175,369)		30,213,723

INVESTMENTS	PRINCIPAL AMOUNT($)	VALUE($)
U.S. Treasury Obligations — 1.4%

U.S. Treasury Notes 2.50%, 1/31/2021 (b) (Cost $1,020,741)	1,014,000	1,027,784

	SHARES
Short-Term Investments — 4.3%

Investment Companies — 4.3%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (c) (Cost $3,293,083)	3,293,083	3,293,083

Total Investments — 100.2% (Cost $75,531,850)		76,738,987
Liabilities in Excess of Other Assets — (0.2)%		(130,236)

NET ASSETS — 100.0%		76,608,751

Percentages indicated are based on net assets.

Abbreviations

ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the current yield as of June 30, 2020.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

JPMorgan SmartRetirement Blend 2060 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2020 (continued)

Futures contracts outstanding as of June 30, 2020:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)

Long Contracts
EURO STOXX 50 Index	21	09/2020	EUR	762,547	27,318
MSCI EAFE E-Mini Index	9	09/2020	USD	800,235	14,951
MSCI Emerging Markets E-Mini Index	28	09/2020	USD	1,378,160	36,811
Russell 2000 E-Mini Index	16	09/2020	USD	1,149,040	45,203
S&P 500 E-Mini Index	13	09/2020	USD	2,004,763	39,321
S&P Midcap 400 E-Mini Index	2	09/2020	USD	355,600	4,816
U.S. Treasury 10 Year Note	18	09/2020	USD	2,504,531	12,689

					181,109

Short Contracts
DJ US Real Estate Index	(3)	09/2020	USD	(92,880)	346
Euro-Bund	(10)	09/2020	EUR	(1,979,270)	(15,426)
FTSE 100 Index	(9)	09/2020	GBP	(684,499)	(12,541)

					(27,621)

					153,488

Abbreviations

EAFE	Europe, Australasia, and Far East
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
MSCI	Morgan Stanley Capital International
USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
ASSETS:
Investments in non-affiliates, at value	$33,907,948	$70,348,231	$74,314,952
Investments in affiliates, at value	457,577,129	879,169,089	1,214,362,666
Receivables:
Fund shares sold	168,917	750,361	534,882
Interest from non-affiliates	45,903	101,329	148,397
Dividends from affiliates	39,401	62,623	55,584
Variation margin on futures contracts	511,729	504,754	1,637,414
Due from Adviser	29,514	41,917	39,626

Total Assets	492,280,541	950,978,304	1,291,093,521

LIABILITIES:
Payables:
Due to custodian	36,339	56,809	50,489
Distributions	39,546	74,436	103,219
Investment securities purchased	—	1,230,172	2,309,019
Fund shares redeemed	1,363,302	1,591,220	1,255,535
Accrued liabilities:
Administration fees	19,243	41,834	51,201
Distribution fees	1,411	7,488	7,688
Service fees	3,670	13,986	18,621
Custodian and accounting fees	8,340	6,794	4,891
Trustees’ and Chief Compliance Officer’s fees	40	63	159
Other	56,632	60,915	78,088

Total Liabilities	1,528,523	3,083,717	3,878,910

Net Assets	$490,752,018	$947,894,587	$1,287,214,611

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
NET ASSETS:
Paid-in-Capital	$472,645,767	$917,804,373	$1,249,361,021
Total distributable earnings (loss)	18,106,251	30,090,214	37,853,590

Total Net Assets	$490,752,018	$947,894,587	$1,287,214,611

Net Assets:
Class I	$5,744,789	$12,067,580	$19,083,458
Class R2	49,300	25,584	979,668
Class R3	6,778,281	36,311,953	35,243,189
Class R4	1,704,503	5,460,994	7,401,341
Class R5	25,547,293	41,624,955	78,199,525
Class R6	450,927,852	852,403,521	1,146,307,430

Total	$490,752,018	$947,894,587	$1,287,214,611

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	325,532	612,451	913,758
Class R2	2,795	1,296	46,928
Class R3	384,202	1,845,309	1,689,650
Class R4	96,575	276,893	353,988
Class R5	1,448,135	2,111,588	3,742,514
Class R6	25,544,863	43,235,441	54,854,422

Net Asset Value (a):
Class I — Offering and redemption price per share	$17.65	$19.70	$20.88
Class R2 — Offering and redemption price per share	17.64	19.74	20.88
Class R3 — Offering and redemption price per share	17.64	19.68	20.86
Class R4 — Offering and redemption price per share	17.65	19.72	20.91
Class R5 — Offering and redemption price per share	17.64	19.71	20.89
Class R6 — Offering and redemption price per share	17.65	19.72	20.90

Cost of investments in non-affiliates	$32,107,504	$67,276,502	$73,090,411
Cost of investments in affiliates	443,154,606	852,851,813	1,175,493,417

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
ASSETS:
Investments in non-affiliates, at value	$97,830,471	$94,302,025	$98,163,108
Investments in affiliates, at value	1,362,327,333	1,057,588,077	1,004,904,192
Cash	—	3,415	4,264
Receivables:
Investment securities sold	2,170,874	—	—
Fund shares sold	788,884	614,706	619,527
Interest from non-affiliates	151,249	119,345	121,464
Dividends from affiliates	29,666	757	775
Variation margin on futures contracts	954,746	1,690,626	849,025

Total Assets	1,464,253,223	1,154,318,951	1,104,662,355

LIABILITIES:
Payables:
Due to custodian	25,065	—	—
Distributions	74,008	100,448	39,458
Investment securities purchased	7,387,679	4,594,731	4,912,505
Fund shares redeemed	1,825,731	2,792,942	1,752,983
Accrued liabilities:
Investment advisory fees	11,900	20,729	53,166
Administration fees	65,957	44,031	47,667
Distribution fees	10,094	5,616	5,121
Service fees	21,652	14,510	11,268
Custodian and accounting fees	4,112	5,857	6,241
Trustees’ and Chief Compliance Officer’s fees	218	247	277
Other	73,876	83,041	63,251

Total Liabilities	9,500,292	7,662,152	6,891,937

Net Assets	$1,454,752,931	$1,146,656,799	$1,097,770,418

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
NET ASSETS:
Paid-in-Capital	$1,420,694,987	$1,121,948,883	$1,082,866,300
Total distributable earnings (loss)	34,057,944	24,707,916	14,904,118

Total Net Assets	$1,454,752,931	$1,146,656,799	$1,097,770,418

Net Assets:
Class I	$16,639,812	$11,645,351	$6,039,617
Class R2	36,677	31,590	33,957
Class R3	49,155,918	27,429,008	24,976,638
Class R4	9,940,347	10,388,707	9,393,226
Class R5	84,229,662	60,357,079	46,316,227
Class R6	1,294,750,515	1,036,805,064	1,011,010,753

Total	$1,454,752,931	$1,146,656,799	$1,097,770,418

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	763,080	516,122	263,477
Class R2	1,677	1,399	1,481
Class R3	2,259,959	1,217,579	1,092,448
Class R4	455,510	459,947	409,806
Class R5	3,863,681	2,673,306	2,020,956
Class R6	59,362,648	45,916,585	44,113,461

Net Asset Value (a):
Class I — Offering and redemption price per share	$21.81	$22.56	$22.92
Class R2 — Offering and redemption price per share	21.87	22.58	22.93
Class R3 — Offering and redemption price per share	21.75	22.53	22.86
Class R4 — Offering and redemption price per share	21.82	22.59	22.92
Class R5 — Offering and redemption price per share	21.80	22.58	22.92
Class R6 — Offering and redemption price per share	21.81	22.58	22.92

Cost of investments in non-affiliates	$91,863,480	$92,657,334	$93,449,775
Cost of investments in affiliates	1,319,478,770	1,020,393,186	972,496,156

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2020 (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
ASSETS:
Investments in non-affiliates, at value	$80,565,303	$57,921,545	$35,035,210	$7,374,779
Investments in affiliates, at value	719,031,936	593,444,282	321,954,395	69,364,208
Cash	2,672	3,120	1,467	439
Receivables:
Investment securities sold	1,580,403	—	—	—
Fund shares sold	730,459	670,622	972,810	322,230
Interest from non-affiliates	84,091	75,332	37,864	10,586
Dividends from affiliates	544	473	238	12
Variation margin on futures contracts	481,010	786,303	380,035	66,126
Due from Adviser	—	—	—	9,913

Total Assets	802,476,418	652,901,677	358,382,019	77,148,293

LIABILITIES:
Payables:
Distributions	43,460	26,461	21,250	3,148
Investment securities purchased	5,689,446	4,883,868	2,334,501	402,045
Fund shares redeemed	4,752,237	2,594,791	2,201,839	87,904
Accrued liabilities:
Investment advisory fees	49,792	37,707	7,490	—
Administration fees	32,537	24,930	5,399	—
Distribution fees	2,970	1,743	512	270
Service fees	8,460	5,589	2,913	571
Custodian and accounting fees	7,934	8,230	8,058	7,745
Trustees’ and Chief Compliance Officer’s fees	313	332	316	291
Other	58,597	60,274	60,364	37,568

Total Liabilities	10,645,746	7,643,925	4,642,642	539,542

Net Assets	$791,830,672	$645,257,752	$353,739,377	$76,608,751

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
NET ASSETS:
Paid-in-Capital	$779,958,031	$639,979,888	$351,048,671	$76,583,343
Total distributable earnings (loss)	11,872,641	5,277,864	2,690,706	25,408

Total Net Assets	$791,830,672	$645,257,752	$353,739,377	$76,608,751

Net Assets:
Class I	$6,486,545	$3,183,325	$1,803,484	$249,542
Class R2	27,661	31,011	37,037	26,869
Class R3	14,447,164	8,488,928	2,472,244	1,205,088
Class R4	7,087,724	6,400,334	3,574,667	255,311
Class R5	40,370,363	31,455,967	22,991,913	3,778,713
Class R6	723,411,215	595,698,187	322,860,032	71,093,228

Total	$791,830,672	$645,257,752	$353,739,377	$76,608,751

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class I	282,351	138,625	79,193	14,158
Class R2	1,204	1,351	1,626	1,525
Class R3	630,300	370,437	108,872	68,531
Class R4	308,474	278,896	157,124	14,469
Class R5	1,756,752	1,371,059	1,010,133	214,676
Class R6	31,452,485	25,950,673	14,175,259	4,037,264

Net Asset Value (a):
Class I — Offering and redemption price per share	$22.97	$22.96	$22.77	$17.63
Class R2 — Offering and redemption price per share	22.98	22.95	22.77	17.61
Class R3 — Offering and redemption price per share	22.92	22.92	22.71	17.58
Class R4 — Offering and redemption price per share	22.98	22.95	22.75	17.65
Class R5 — Offering and redemption price per share	22.98	22.94	22.76	17.60
Class R6 — Offering and redemption price per share	23.00	22.96	22.78	17.61

Cost of investments in non-affiliates	$79,109,046	$55,280,761	$34,547,845	$7,462,399
Cost of investments in affiliates	693,069,391	574,889,226	312,483,597	68,069,451

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2020 Fund	JPMorgan SmartRetirement Blend 2025 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$59,449	$123,442	$165,131
Interest income from affiliates	1	10	9
Dividend income from non-affiliates	2,116,822	3,754,387	4,283,327
Dividend income from affiliates	10,785,673	21,498,478	26,383,368

Total investment income	12,961,945	25,376,317	30,831,835

EXPENSES:
Investment advisory fees	1,196,627	2,358,529	3,122,503
Administration fees	358,991	707,564	936,758
Distribution fees:
Class R2	242	163	4,790
Class R3	6,262	78,019	64,003
Service fees:
Class I	16,829	35,776	45,679
Class R2	121	82	2,395
Class R3	6,262	78,019	64,003
Class R4	5,344	12,682	18,386
Class R5	56,705	149,623	178,677
Custodian and accounting fees	24,610	25,440	26,122
Interest expense to affiliates	652	1,477	1,581
Professional fees	39,154	44,094	47,386
Trustees’ and Chief Compliance Officer’s fees	26,746	28,462	29,596
Printing and mailing costs	14,517	17,249	17,472
Registration and filing fees	112,916	113,767	172,134
Transfer agency fees (See Note 2.G.)	13,441	14,126	19,499
Other	22,647	48,377	57,518

Total expenses	1,902,066	3,713,449	4,808,502

Less fees waived	(1,360,259)	(2,592,262)	(3,429,393)
Less expense reimbursements	(318,578)	(538,664)	(372,995)

Net expenses	223,229	582,523	1,006,114

Net investment income (loss)	12,738,716	24,793,794	29,825,721

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	3,805,173	1,851,497	(1,971,368)
Investments in affiliates	614,174	(803,328)	(1,146,687)
Futures contracts	1,496,903	4,645,723	6,689,427
Foreign currency transactions	(64,976)	(137,551)	(289,290)

Net realized gain (loss)	5,851,274	5,556,341	3,282,082

Distributions of capital gains received from investment company affiliates	642,976	1,495,431	2,156,179

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(7,589,120)	(11,131,057)	(11,681,253)
Investments in affiliates	2,240,806	6,254,057	6,336,801
Futures contracts	605,460	1,057,446	1,519,435
Foreign currency translations	(10,010)	18,462	17,611

Change in net unrealized appreciation/depreciation	(4,752,864)	(3,801,092)	(3,807,406)

Net realized/unrealized gains (losses)	1,741,386	3,250,680	1,630,855

Change in net assets resulting from operations	$14,480,102	$28,044,474	$31,456,576

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund	JPMorgan SmartRetirement Blend 2040 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$175,357	$124,776	$118,828
Interest income from affiliates	49	5	5
Dividend income from non-affiliates	5,309,683	5,002,851	5,093,127
Dividend income from affiliates	25,826,508	18,933,551	15,724,772

Total investment income	31,311,597	24,061,183	20,936,732

EXPENSES:
Investment advisory fees	3,403,673	2,715,125	2,536,948
Administration fees	1,021,110	814,544	761,090
Distribution fees:
Class R2	580	173	214
Class R3	80,341	43,528	31,071
Service fees:
Class I	60,849	31,250	32,584
Class R2	290	86	107
Class R3	80,342	43,528	31,071
Class R4	25,042	27,588	22,976
Class R5	210,884	133,518	142,033
Custodian and accounting fees	26,623	25,775	25,697
Interest expense to affiliates	1,899	1,811	1,661
Professional fees	48,490	45,950	45,141
Trustees’ and Chief Compliance Officer’s fees	30,042	29,166	28,900
Printing and mailing costs	23,593	25,459	29,346
Registration and filing fees	118,364	155,824	112,327
Transfer agency fees (See Note 2.G.)	19,134	16,902	16,685
Other	63,193	48,791	45,679

Total expenses	5,214,449	4,159,018	3,863,530

Less fees waived	(3,582,850)	(2,673,089)	(2,195,115)
Less expense reimbursements	(11,953)	(12,668)	(12,184)

Net expenses	1,619,646	1,473,261	1,656,231

Net investment income (loss)	29,691,951	22,587,922	19,280,501

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(12,562,765)	(10,842,692)	(15,664,271)
Investments in affiliates	(2,149,771)	(1,046,005)	(4,059,426)
Futures contracts	3,810,410	624,316	(766,900)
Foreign currency transactions	(251,990)	(125,600)	(226,066)

Net realized gain (loss)	(11,154,116)	(11,389,981)	(20,716,663)

Distributions of capital gains received from investment company affiliates	2,093,155	1,141,447	1,049,981

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(7,566,352)	(7,672,077)	(6,299,637)
Investments in affiliates	6,717,146	5,097,016	2,219,259
Futures contracts	1,767,871	1,291,537	1,517,806
Foreign currency translations	52,539	(5,544)	(4,386)

Change in net unrealized appreciation/depreciation	971,204	(1,289,068)	(2,566,958)

Net realized/unrealized gains (losses)	(8,089,757)	(11,537,602)	(22,233,640)

Change in net assets resulting from operations	$21,602,194	$11,050,320	$(2,953,139)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2020 (continued)

	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund	JPMorgan SmartRetirement Blend 2060 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$89,088	$73,474	$38,211	$7,387
Interest income from affiliates	3	1	1	1
Dividend income from non-affiliates	4,250,801	3,211,533	1,727,830	304,165
Dividend income from affiliates	10,996,763	8,507,754	4,518,345	842,106

Total investment income	15,336,655	11,792,762	6,284,387	1,153,659

EXPENSES:
Investment advisory fees	1,914,258	1,491,932	790,900	144,778
Administration fees	574,282	447,583	237,272	43,434
Distribution fees:
Class R2	156	176	179	140
Class R3	20,608	12,315	4,280	2,552
Service fees:
Class I	18,100	15,425	6,998	787
Class R2	78	88	89	70
Class R3	20,608	12,315	4,280	2,552
Class R4	18,697	15,589	8,207	856
Class R5	97,470	89,780	42,704	4,833
Custodian and accounting fees	25,267	24,823	24,372	23,123
Interest expense to affiliates	1,486	1,108	575	—
Professional fees	42,900	40,961	38,082	34,705
Trustees’ and Chief Compliance Officer’s fees	28,118	27,500	26,496	25,146
Printing and mailing costs	28,303	30,769	30,336	13,372
Registration and filing fees	107,824	106,296	124,560	91,319
Transfer agency fees (See Note 2.G.)	14,413	13,595	13,470	9,562
Other	38,359	29,672	17,909	8,698

Total expenses	2,950,927	2,359,927	1,370,709	405,927

Less fees waived	(1,560,374)	(1,263,901)	(796,604)	(189,891)
Less expense reimbursements	(10,844)	(10,276)	(10,394)	(111,685)

Net expenses	1,379,709	1,085,750	563,711	104,351

Net investment income (loss)	13,956,946	10,707,012	5,720,676	1,049,308

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(10,015,847)	(12,348,489)	(4,760,558)	(944,007)
Investments in affiliates	(911,302)	(2,727,467)	(1,137,517)	(211,122)
Futures contracts	(1,832,647)	573,279	(398,979)	70,517
Foreign currency transactions	50,350	105,899	(101,196)	(12,118)

Net realized gain (loss)	(12,709,446)	(14,396,778)	(6,398,250)	(1,096,730)

Distributions of capital gains received from investment company affiliates	845,032	632,745	341,972	59,515

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(6,011,987)	(3,398,395)	(1,738,037)	(327,799)
Investments in affiliates	1,447,961	1,032,743	684,068	(35,505)
Futures contracts	783,829	846,602	464,411	153,488
Foreign currency translations	(3,633)	(2,098)	(3,762)	1,290

Change in net unrealized appreciation/depreciation	(3,783,830)	(1,521,148)	(593,320)	(208,526)

Net realized/unrealized gains (losses)	(15,648,244)	(15,285,181)	(6,649,598)	(1,245,741)

Change in net assets resulting from operations	$(1,691,298)	$(4,578,169)	$(928,922)	$(196,433)

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$12,738,716	$12,859,917	$24,793,794	$23,345,570
Net realized gain (loss)	5,851,274	(4,600,425)	5,556,341	(6,775,037)
Distributions of capital gains received from investment company affiliates	642,976	298,120	1,495,431	694,910
Change in net unrealized appreciation/depreciation	(4,752,864)	22,079,164	(3,801,092)	33,334,370

Change in net assets resulting from operations	14,480,102	30,636,776	28,044,474	50,599,813

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)	—	(252)	—	(119)
Class C (a)	—	(190)	—	(88)
Class I	(155,105)	(460,311)	(340,514)	(1,280,092)
Class R2	(921)	(2,286)	(449)	(2,808)
Class R3	(50,686)	(28,325)	(677,256)	(1,869,130)
Class R4	(47,869)	(240,379)	(124,915)	(620,191)
Class R5	(1,419,531)	(3,680,771)	(3,905,146)	(11,007,209)
Class R6	(11,151,614)	(19,947,899)	(20,962,420)	(33,814,759)

Total distributions to shareholders	(12,825,726)	(24,360,413)	(26,010,700)	(48,594,396)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	64,126,240	32,027,833	92,160,995	104,625,354

NET ASSETS:
Change in net assets	65,780,616	38,304,196	94,194,769	106,630,771
Beginning of period	424,971,402	386,667,206	853,699,818	747,069,047

End of period	$490,752,018	$424,971,402	$947,894,587	$853,699,818

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$29,825,721	$27,868,951	$29,691,951	$27,246,385
Net realized gain (loss)	3,282,082	(5,390,370)	(11,154,116)	(2,410,491)
Distributions of capital gains received from investment company affiliates	2,156,179	968,601	2,093,155	1,084,827
Change in net unrealized appreciation/depreciation	(3,807,406)	41,836,008	971,204	41,149,630

Change in net assets resulting from operations	31,456,576	65,283,190	21,602,194	67,070,351

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)	—	(102)	—	(90)
Class C (a)	—	(69)	—	(56)
Class I	(455,553)	(1,151,813)	(575,718)	(1,528,440)
Class R2	(19,110)	(39,791)	(449)	(31,272)
Class R3	(542,234)	(1,187,337)	(641,365)	(1,274,869)
Class R4	(179,854)	(895,040)	(240,509)	(1,410,468)
Class R5	(4,842,975)	(9,427,714)	(5,590,700)	(12,728,686)
Class R6	(28,949,708)	(41,334,119)	(29,459,600)	(42,296,140)

Total distributions to shareholders	(34,989,434)	(54,035,985)	(36,508,341)	(59,270,021)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	177,279,881	232,788,202	286,980,938	264,705,993

NET ASSETS:
Change in net assets	173,747,023	244,035,407	272,074,791	272,506,323
Beginning of period	1,113,467,588	869,432,181	1,182,678,140	910,171,817

End of period	$1,287,214,611	$1,113,467,588	$1,454,752,931	$1,182,678,140

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,587,922	$21,223,912	$19,280,501	$18,555,133
Net realized gain (loss)	(11,389,981)	(1,429,027)	(20,716,663)	(374,290)
Distributions of capital gains received from investment company affiliates	1,141,447	942,396	1,049,981	914,021
Change in net unrealized appreciation/depreciation	(1,289,068)	33,079,034	(2,566,958)	29,298,793

Change in net assets resulting from operations	11,050,320	53,816,315	(2,953,139)	48,393,657

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)	—	(77)	—	(69)
Class C (a)	—	(43)	—	(34)
Class I	(268,086)	(746,801)	(276,943)	(1,088,105)
Class R2	(418)	(2,114)	(395)	(4,692)
Class R3	(319,697)	(637,403)	(200,406)	(396,487)
Class R4	(245,949)	(1,229,673)	(190,699)	(1,125,273)
Class R5	(3,312,475)	(7,314,483)	(3,395,571)	(9,215,500)
Class R6	(23,443,654)	(35,966,849)	(20,094,656)	(34,531,351)

Total distributions to shareholders	(27,590,279)	(45,897,443)	(24,158,670)	(46,361,511)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	205,721,130	222,916,459	239,864,455	214,037,591

NET ASSETS:
Change in net assets	189,181,171	230,835,331	212,752,646	216,069,737
Beginning of period	957,475,628	726,640,297	885,017,772	668,948,035

End of period	$1,146,656,799	$957,475,628	$1,097,770,418	$885,017,772

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,956,946	$14,279,976	$10,707,012	$10,416,853
Net realized gain (loss)	(12,709,446)	(3,683,349)	(14,396,778)	(1,855,583)
Distributions of capital gains received from investment company affiliates	845,032	710,839	632,745	518,814
Change in net unrealized appreciation/depreciation	(3,783,830)	25,868,210	(1,521,148)	18,270,555

Change in net assets resulting from operations	(1,691,298)	37,175,676	(4,578,169)	27,350,639

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)	—	(64)	—	(64)
Class C (a)	—	(30)	—	(30)
Class I	(129,212)	(414,950)	(115,723)	(505,275)
Class R2	(315)	(1,629)	(325)	(2,800)
Class R3	(115,408)	(232,901)	(75,162)	(98,416)
Class R4	(134,948)	(655,961)	(117,192)	(566,587)
Class R5	(1,978,465)	(5,070,505)	(1,902,469)	(5,024,680)
Class R6	(13,616,500)	(24,848,177)	(10,541,826)	(17,958,259)

Total distributions to shareholders	(15,974,848)	(31,224,217)	(12,752,697)	(24,156,111)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	117,972,019	175,520,063	148,833,790	142,507,742

NET ASSETS:
Change in net assets	100,305,873	181,471,522	131,502,924	145,702,270
Beginning of period	691,524,799	510,053,277	513,754,828	368,052,558

End of period	$791,830,672	$691,524,799	$645,257,752	$513,754,828

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,720,676	$5,208,167	$1,049,308	$667,498
Net realized gain (loss)	(6,398,250)	(1,351,327)	(1,096,730)	(135,359)
Distributions of capital gains received from investment company affiliates	341,972	253,953	59,515	31,331
Change in net unrealized appreciation/depreciation	(593,320)	9,596,315	(208,526)	1,531,854

Change in net assets resulting from operations	(928,922)	13,707,108	(196,433)	2,095,324

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)	—	(63)	—	(60)
Class C (a)	—	(29)	—	(29)
Class I	(49,034)	(146,510)	(4,426)	(28,903)
Class R2	(298)	(2,037)	(296)	(823)
Class R3	(27,015)	(35,532)	(15,078)	(19,179)
Class R4	(55,481)	(158,605)	(6,026)	(18,059)
Class R5	(825,325)	(1,827,435)	(96,575)	(66,645)
Class R6	(5,430,611)	(8,074,664)	(1,061,813)	(764,996)

Total distributions to shareholders	(6,387,764)	(10,244,875)	(1,184,214)	(898,694)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	100,329,420	86,203,689	36,878,290	26,050,653

NET ASSETS:
Change in net assets	93,012,734	89,665,922	35,497,643	27,247,283
Beginning of period	260,726,643	171,060,721	41,111,108	13,863,825

End of period	$353,739,377	$260,726,643	$76,608,751	$41,111,108

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$—	$252	$—	$119
Cost of shares redeemed	—	(45,393)	—	(23,550)

Change in net assets resulting from Class A capital transactions	$—	$(45,141)	$—	$(23,431)

Class C (a)
Distributions reinvested	$—	$190	$—	$88
Cost of shares redeemed	—	(44,378)	—	(22,968)

Change in net assets resulting from Class C capital transactions	$—	$(44,188)	$—	$(22,880)

Class I
Proceeds from shares issued	$485,931	$815,928	$2,294,123	$1,635,832
Distributions reinvested	155,105	460,311	340,514	1,280,092
Cost of shares redeemed	(2,343,871)	(7,408,177)	(7,896,615)	(11,783,549)

Change in net assets resulting from Class I capital transactions	$(1,702,835)	$(6,131,938)	$(5,261,978)	$(8,867,625)

Class R2
Proceeds from shares issued	$142	$—	$3,121	$45,299
Distributions reinvested	921	2,286	449	2,808
Cost of shares redeemed	—	—	(48,914)	(1,380)

Change in net assets resulting from Class R2 capital transactions	$1,063	$2,286	$(45,344)	$46,727

Class R3
Proceeds from shares issued	$6,219,180	$—	$13,082,513	$40,934,703
Distributions reinvested	46,900	28,325	673,748	1,869,130
Cost of shares redeemed	(521,571)	(61,923)	(9,477,168)	(14,337,065)

Change in net assets resulting from Class R3 capital transactions	$5,744,509	$(33,598)	$4,279,093	$28,466,768

Class R4
Proceeds from shares issued	$1,049,441	$2,403,138	$2,669,712	$6,128,817
Distributions reinvested	47,869	240,379	124,914	620,191
Cost of shares redeemed	(1,640,624)	(4,812,884)	(1,903,986)	(12,087,178)

Change in net assets resulting from Class R4 capital transactions	$(543,314)	$(2,169,367)	$890,640	$(5,338,170)

Class R5
Proceeds from shares issued	$16,172,895	$10,724,080	$18,567,095	$25,116,397
Distributions reinvested	1,412,492	3,666,923	3,905,146	11,007,209
Cost of shares redeemed	(53,602,980)	(34,695,428)	(158,349,335)	(67,650,688)

Change in net assets resulting from Class R5 capital transactions	$(36,017,593)	$(20,304,425)	$(135,877,094)	$(31,527,082)

Class R6
Proceeds from shares issued	$228,471,599	$266,863,512	$416,213,093	$304,012,060
Distributions reinvested	11,026,224	19,868,786	20,673,709	33,615,067
Cost of shares redeemed	(142,853,413)	(225,978,094)	(208,711,124)	(215,736,080)

Change in net assets resulting from Class R6 capital transactions	$96,644,410	$60,754,204	$228,175,678	$121,891,047

Total change in net assets resulting from capital transactions	$64,126,240	$32,027,833	$92,160,995	$104,625,354

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2020 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A (a)
Reinvested	—	14	—	6
Redeemed	—	(2,638)	—	(1,223)

Change in Class A Shares	—	(2,624)	—	(1,217)

Class C (a)
Reinvested	—	11	—	4
Redeemed	—	(2,583)	—	(1,194)

Change in Class C Shares	—	(2,572)	—	(1,190)

Class I
Issued	27,656	47,193	119,506	84,606
Reinvested	8,867	27,281	17,420	68,674
Redeemed	(136,315)	(428,573)	(399,829)	(614,103)

Change in Class I Shares	(99,792)	(354,099)	(262,903)	(460,823)

Class R2
Issued	8	—	159	2,338
Reinvested	53	136	23	151
Redeemed	—	—	(2,504)	(75)

Change in Class R2 Shares	61	136	(2,322)	2,414

Class R3
Issued	379,617	—	713,913	2,129,540
Reinvested	2,671	1,686	34,481	101,262
Redeemed	(30,366)	(3,505)	(491,634)	(763,922)

Change in Class R3 Shares	351,922	(1,819)	256,760	1,466,880

Class R4
Issued	58,534	137,856	132,542	315,018
Reinvested	2,734	14,380	6,405	33,434
Redeemed	(95,448)	(290,724)	(98,907)	(664,977)

Change in Class R4 Shares	(34,180)	(138,488)	40,040	(316,525)

Class R5
Issued	923,504	620,782	948,360	1,307,381
Reinvested	81,006	218,023	200,362	589,535
Redeemed	(3,138,460)	(2,006,985)	(8,390,380)	(3,487,459)

Change in Class R5 Shares	(2,133,950)	(1,168,180)	(7,241,658)	(1,590,543)

Class R6
Issued	12,969,241	15,833,951	21,277,457	15,995,955
Reinvested	631,703	1,180,661	1,060,074	1,798,086
Redeemed	(8,136,033)	(13,141,789)	(10,726,725)	(11,245,801)

Change in Class R6 Shares	5,464,911	3,872,823	11,610,806	6,548,240

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$—	$101	$—	$90
Cost of shares redeemed	—	(24,003)	—	(24,501)

Change in net assets resulting from Class A capital transactions	$—	$(23,902)	$—	$(24,411)

Class C (a)
Distributions reinvested	$—	$69	$—	$56
Cost of shares redeemed	—	(23,449)	—	(23,927)

Change in net assets resulting from Class C capital transactions	$—	$(23,380)	$—	$(23,871)

Class I
Proceeds from shares issued	$6,910,053	$7,165,149	$3,811,028	$7,225,356
Distributions reinvested	430,811	1,133,767	574,197	1,524,904
Cost of shares redeemed	(6,539,095)	(13,547,562)	(16,150,479)	(12,348,144)

Change in net assets resulting from Class I capital transactions	$801,769	$(5,248,646)	$(11,765,254)	$(3,597,884)

Class R2
Proceeds from shares issued	$33,147	$101,884	$16,786	$704,746
Distributions reinvested	19,110	39,791	449	31,272
Cost of shares redeemed	(31,023)	(9,239)	(564,189)	(156,703)

Change in net assets resulting from Class R2 capital transactions	$21,234	$132,436	$(546,954)	$579,315

Class R3
Proceeds from shares issued	$17,962,440	$32,660,793	$24,388,665	$27,395,003
Distributions reinvested	532,899	1,181,833	550,816	1,229,216
Cost of shares redeemed	(8,600,120)	(12,223,019)	(5,222,353)	(7,832,146)

Change in net assets resulting from Class R3 capital transactions	$9,895,219	$21,619,607	$19,717,128	$20,792,073

Class R4
Proceeds from shares issued	$3,545,060	$9,311,607	$5,150,949	$12,092,151
Distributions reinvested	179,854	895,040	240,509	1,410,468
Cost of shares redeemed	(4,153,614)	(19,296,960)	(4,220,622)	(27,814,986)

Change in net assets resulting from Class R4 capital transactions	$(428,700)	$(9,090,313)	$1,170,836	$(14,312,367)

Class R5
Proceeds from shares issued	$36,252,614	$41,905,465	$31,845,904	$40,035,814
Distributions reinvested	4,842,975	9,427,714	5,590,699	12,728,686
Cost of shares redeemed	(150,614,330)	(54,028,811)	(176,137,488)	(68,310,271)

Change in net assets resulting from Class R5 capital transactions	$(109,518,741)	$(2,695,632)	$(138,700,885)	$(15,545,771)

Class R6
Proceeds from shares issued	$580,097,325	$383,514,411	$607,932,501	$407,707,355
Distributions reinvested	28,558,118	41,122,450	29,150,270	42,078,850
Cost of shares redeemed	(332,146,343)	(196,518,829)	(219,976,704)	(172,947,296)
Change in net assets resulting from Class R6 capital transactions	$276,509,100	$228,118,032	$417,106,067	$276,838,909

Total change in net assets resulting from capital transactions	$177,279,881	$232,788,202	$286,980,938	$264,705,993

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Blend 2025 Fund		JPMorgan SmartRetirement Blend 2030 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A (a)
Reinvested	—	5	—	4
Redeemed	—	(1,181)	—	(1,145)

Change in Class A Shares	—	(1,176)	—	(1,141)

Class C (a)
Reinvested	—	3	—	3
Redeemed	—	(1,155)	—	(1,120)

Change in Class C Shares	—	(1,152)	—	(1,117)

Class I
Issued	323,506	344,626	174,944	336,030
Reinvested	20,668	57,515	25,827	74,116
Redeemed	(312,227)	(660,000)	(761,617)	(572,494)

Change in Class I Shares	31,947	(257,859)	(560,846)	(162,348)

Class R2
Issued	1,531	5,137	773	31,820
Reinvested	913	2,021	20	1,530
Redeemed	(1,497)	(470)	(26,142)	(7,455)

Change in Class R2 Shares	947	6,688	(25,349)	25,895

Class R3
Issued	933,427	1,609,243	1,245,495	1,283,435
Reinvested	25,510	60,515	25,080	60,443
Redeemed	(414,109)	(617,679)	(246,343)	(376,250)

Change in Class R3 Shares	544,828	1,052,079	1,024,232	967,628

Class R4
Issued	165,253	451,999	229,046	554,452
Reinvested	8,604	45,596	10,944	69,205
Redeemed	(198,187)	(1,006,550)	(199,058)	(1,408,224)

Change in Class R4 Shares	(24,330)	(508,955)	40,932	(784,567)

Class R5
Issued	1,728,473	2,056,301	1,442,279	1,878,227
Reinvested	232,148	476,564	254,801	619,047
Redeemed	(7,640,010)	(2,618,319)	(8,671,005)	(3,162,412)

Change in Class R5 Shares	(5,679,389)	(85,454)	(6,973,925)	(665,138)

Class R6
Issued	27,791,347	18,922,407	27,957,022	19,214,323
Reinvested	1,368,562	2,077,071	1,331,915	2,042,047
Redeemed	(15,813,127)	(9,668,574)	(10,172,782)	(8,105,104)

Change in Class R6 Shares	13,346,782	11,330,904	19,116,155	13,151,266

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$—	$77	$—	$69
Cost of shares redeemed	—	(24,884)	—	(25,200)

Change in net assets resulting from Class A capital transactions	$—	$(24,807)	$—	$(25,131)

Class C (a)
Distributions reinvested	$—	$43	$—	$34
Cost of shares redeemed	—	(24,299)	—	(24,609)

Change in net assets resulting from Class C capital transactions	$—	$(24,256)	$—	$(24,575)

Class I
Proceeds from shares issued	$3,691,046	$3,037,965	$2,302,769	$2,716,487
Distributions reinvested	257,809	743,443	273,948	1,079,643
Cost of shares redeemed	(4,923,122)	(7,161,886)	(11,879,521)	(9,529,053)

Change in net assets resulting from Class I capital transactions	$(974,267)	$(3,380,478)	$(9,302,804)	$(5,732,923)

Class R2
Proceeds from shares issued	$6,135	$44,006	$12,345	$96,934
Distributions reinvested	418	2,114	395	4,691
Cost of shares redeemed	(47,159)	(1,971)	(97,371)	(6,899)

Change in net assets resulting from Class R2 capital transactions	$(40,606)	$44,149	$(84,631)	$94,726

Class R3
Proceeds from shares issued	$14,707,086	$16,428,438	$15,784,514	$9,399,360
Distributions reinvested	284,413	616,407	152,689	377,677
Cost of shares redeemed	(3,129,303)	(4,025,498)	(884,392)	(2,785,016)

Change in net assets resulting from Class R3 capital transactions	$11,862,196	$13,019,347	$15,052,811	$6,992,021

Class R4
Proceeds from shares issued	$3,232,257	$13,551,207	$3,436,895	$9,641,058
Distributions reinvested	245,949	1,229,673	190,699	1,125,273
Cost of shares redeemed	(3,918,790)	(24,060,420)	(3,125,880)	(18,374,128)

Change in net assets resulting from Class R4 capital transactions	$(440,584)	$(9,279,540)	$501,714	$(7,607,797)

Class R5
Proceeds from shares issued	$32,337,520	$27,118,383	$24,230,325	$32,549,498
Distributions reinvested	3,311,299	7,314,116	3,395,571	9,215,500
Cost of shares redeemed	(107,928,371)	(41,171,929)	(128,254,278)	(44,129,351)

Change in net assets resulting from Class R5 capital transactions	$(72,279,552)	$(6,739,430)	$(100,628,382)	$(2,364,353)

Class R6
Proceeds from shares issued	$490,190,398	$322,105,789	$463,255,427	$298,502,337
Distributions reinvested	23,113,494	35,781,006	19,906,168	34,404,382
Cost of shares redeemed	(245,709,949)	(128,585,321)	(148,835,848)	(110,201,096)

Change in net assets resulting from Class R6 capital transactions	$267,593,943	$229,301,474	$334,325,747	$222,705,623

Total change in net assets resulting from capital transactions	$205,721,130	$222,916,459	$239,864,455	$214,037,591

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Blend 2035 Fund		JPMorgan SmartRetirement Blend 2040 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A (a)
Reinvested	—	3	—	3
Redeemed	—	(1,119)	—	(1,104)

Change in Class A Shares	—	(1,116)	—	(1,101)

Class C (a)
Reinvested	—	2	—	2
Redeemed	—	(1,094)	—	(1,080)

Change in Class C Shares	—	(1,092)	—	(1,078)

Class I
Issued	158,595	134,134	96,978	118,514
Reinvested	11,186	34,899	11,374	50,063
Redeemed	(222,846)	(319,350)	(536,706)	(421,451)

Change in Class I Shares	(53,065)	(150,317)	(428,354)	(252,874)

Class R2
Issued	280	2,100	539	4,200
Reinvested	18	99	16	218
Redeemed	(2,111)	(91)	(4,291)	(293)

Change in Class R2 Shares	(1,813)	2,108	(3,736)	4,125

Class R3
Issued	725,610	740,057	780,751	412,791
Reinvested	12,359	29,235	6,511	17,694
Redeemed	(139,839)	(185,322)	(38,939)	(128,530)

Change in Class R3 Shares	598,130	583,970	748,323	301,955

Class R4
Issued	140,002	602,549	145,103	419,198
Reinvested	10,656	58,086	8,090	52,433
Redeemed	(177,766)	(1,175,568)	(137,797)	(885,467)

Change in Class R4 Shares	(27,108)	(514,933)	15,396	(413,836)

Class R5
Issued	1,417,087	1,219,414	1,031,223	1,428,259
Reinvested	144,426	342,845	144,202	426,333
Redeemed	(5,155,911)	(1,849,605)	(6,092,000)	(1,954,045)

Change in Class R5 Shares	(3,594,398)	(287,346)	(4,916,575)	(99,453)

Class R6
Issued	21,651,245	14,571,981	20,155,497	13,200,070
Reinvested	1,009,416	1,672,824	851,297	1,587,485
Redeemed	(10,754,439)	(5,787,162)	(6,523,905)	(4,858,693)

Change in Class R6 Shares	11,906,222	10,457,643	14,482,889	9,928,862

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$—	$64	$—	$64
Cost of shares redeemed	—	(25,225)	—	(25,276)

Change in net assets resulting from Class A capital transactions	$—	$(25,161)	$—	$(25,212)

Class C (a)
Distributions reinvested	$—	$30	$—	$30
Cost of shares redeemed	—	(24,629)	—	(24,683)

Change in net assets resulting from Class C capital transactions	$—	$(24,599)	$—	$(24,653)

Class I
Proceeds from shares issued	$2,819,549	$2,436,144	$1,336,981	$2,561,731
Distributions reinvested	124,721	414,940	115,723	505,274
Cost of shares redeemed	(3,638,328)	(8,829,494)	(5,433,157)	(11,616,585)

Change in net assets resulting from Class I capital transactions	$(694,058)	$(5,978,410)	$(3,980,453)	$(8,549,580)

Class R2
Proceeds from shares issued	$2,523	$24,798	$7,331	$49,130
Distributions reinvested	315	1,629	325	2,799
Cost of shares redeemed	(26,353)	(411)	(52,028)	(742)

Change in net assets resulting from Class R2 capital transactions	$(23,515)	$26,016	$(44,372)	$51,187

Class R3
Proceeds from shares issued	$8,788,545	$6,747,796	$5,551,109	$3,404,559
Distributions reinvested	90,668	223,775	48,017	91,432
Cost of shares redeemed	(846,636)	(1,788,447)	(630,575)	(1,019,430)

Change in net assets resulting from Class R3 capital transactions	$8,032,577	$5,183,124	$4,968,551	$2,476,561

Class R4
Proceeds from shares issued	$2,195,382	$8,380,593	$2,101,162	$6,381,155
Distributions reinvested	134,948	655,961	117,192	566,587
Cost of shares redeemed	(2,892,053)	(12,237,851)	(1,532,240)	(10,376,250)

Change in net assets resulting from Class R4 capital transactions	$(561,723)	$(3,201,297)	$686,114	$(3,428,508)

Class R5
Proceeds from shares issued	$24,449,647	$26,577,703	$20,812,153	$25,599,447
Distributions reinvested	1,978,465	5,070,505	1,902,469	5,024,680
Cost of shares redeemed	(81,623,736)	(31,238,713)	(81,022,008)	(25,338,258)

Change in net assets resulting from Class R5 capital transactions	$(55,195,624)	$409,495	$(58,307,386)	$5,285,869

Class R6
Proceeds from shares issued	$343,670,447	$243,249,999	$289,250,195	$196,481,386
Distributions reinvested	13,449,890	24,723,248	10,424,670	17,855,956
Cost of shares redeemed	(190,705,975)	(88,842,352)	(94,163,529)	(67,615,264)

Change in net assets resulting from Class R6 capital transactions	$166,414,362	$179,130,895	$205,511,336	$146,722,078

Total change in net assets resulting from capital transactions	$117,972,019	$175,520,063	$148,833,790	$142,507,742

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Blend 2045 Fund		JPMorgan SmartRetirement Blend 2050 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A (a)
Reinvested	—	3	—	3
Redeemed	—	(1,108)	—	(1,110)

Change in Class A Shares	—	(1,105)	—	(1,107)

Class C (a)
Reinvested	—	1	—	1
Redeemed	—	(1,083)	—	(1,085)

Change in Class C Shares	—	(1,082)	—	(1,084)

Class I
Issued	127,814	106,432	57,281	110,748
Reinvested	5,218	19,052	4,770	23,300
Redeemed	(163,569)	(383,922)	(247,879)	(507,892)

Change in Class I Shares	(30,537)	(258,438)	(185,828)	(373,844)

Class R2
Issued	109	1,087	321	2,114
Reinvested	13	75	13	129
Redeemed	(1,157)	(19)	(2,288)	(32)

Change in Class R2 Shares	(1,035)	1,143	(1,954)	2,211

Class R3
Issued	421,294	296,718	266,922	152,620
Reinvested	3,840	10,415	2,024	4,252
Redeemed	(36,564)	(81,204)	(28,695)	(45,667)

Change in Class R3 Shares	388,570	225,929	240,251	111,205

Class R4
Issued	94,156	366,258	89,723	278,379
Reinvested	5,661	30,373	4,930	26,322
Redeemed	(125,962)	(584,339)	(68,569)	(497,614)

Change in Class R4 Shares	(26,145)	(187,708)	26,084	(192,913)

Class R5
Issued	1,032,496	1,170,744	880,996	1,125,328
Reinvested	83,596	233,051	80,417	231,835
Redeemed	(3,870,356)	(1,382,085)	(3,866,376)	(1,124,574)

Change in Class R5 Shares	(2,754,264)	21,710	(2,904,963)	232,589

Class R6
Issued	14,824,243	10,675,934	12,618,177	8,629,547
Reinvested	569,560	1,132,285	443,186	821,188
Redeemed	(8,027,353)	(3,907,263)	(4,096,909)	(2,974,620)

Change in Class R6 Shares	7,366,450	7,900,956	8,964,454	6,476,115

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
CAPITAL TRANSACTIONS:
Class A (a)
Distributions reinvested	$—	$63	$—	$60
Cost of shares redeemed	—	(25,235)	—	(23,653)

Change in net assets resulting from Class A capital transactions	$—	$(25,172)	$—	$(23,593)

Class C (a)
Distributions reinvested	$—	$29	$—	$29
Cost of shares redeemed	—	(24,678)	—	(23,389)

Change in net assets resulting from Class C capital transactions	$—	$(24,649)	$—	$(23,360)

Class I
Proceeds from shares issued	$1,487,492	$2,309,511	$109,857	$202,963
Distributions reinvested	49,033	146,510	4,426	28,903
Cost of shares redeemed	(2,461,395)	(5,364,823)	(405,379)	(897,579)

Change in net assets resulting from Class I capital transactions	$(924,870)	$(2,908,802)	$(291,096)	$(665,713)

Class R2
Proceeds from shares issued	$14,296	$47,517	$2,286	$14,964
Distributions reinvested	298	2,036	296	823
Cost of shares redeemed	(51,141)	(1,401)	(15,856)	(102)

Change in net assets resulting from Class R2 capital transactions	$(36,547)	$48,152	$(13,274)	$15,685

Class R3
Proceeds from shares issued	$1,544,881	$1,348,811	$569,713	$678,761
Distributions reinvested	15,241	32,373	14,821	19,179
Cost of shares redeemed	(265,275)	(321,928)	(207,030)	(159,152)

Change in net assets resulting from Class R3 capital transactions	$1,294,847	$1,059,256	$377,504	$538,788

Class R4
Proceeds from shares issued	$2,016,864	$3,040,332	$268,295	$666,238
Distributions reinvested	55,481	158,605	6,026	18,059
Cost of shares redeemed	(1,353,954)	(2,623,501)	(363,246)	(1,166,887)

Change in net assets resulting from Class R4 capital transactions	$718,391	$575,436	$(88,925)	$(482,590)

Class R5
Proceeds from shares issued	$15,462,543	$16,700,195	$3,915,630	$3,849,097
Distributions reinvested	825,325	1,827,435	96,531	66,547
Cost of shares redeemed	(33,383,453)	(14,070,863)	(3,912,970)	(533,006)

Change in net assets resulting from Class R5 capital transactions	$(17,095,585)	$4,456,767	$99,191	$3,382,638

Class R6
Proceeds from shares issued	$186,346,050	$111,938,645	$51,676,656	$28,825,673
Distributions reinvested	5,362,701	8,040,291	1,046,651	759,437
Cost of shares redeemed	(75,335,567)	(36,956,235)	(15,928,417)	(6,276,312)

Change in net assets resulting from Class R6 capital transactions	$116,373,184	$83,022,701	$36,794,890	$23,308,798

Total change in net assets resulting from capital transactions	$100,329,420	$86,203,689	$36,878,290	$26,050,653

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	JPMorgan SmartRetirement Blend 2055 Fund		JPMorgan SmartRetirement Blend 2060 Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
SHARE TRANSACTIONS:
Class A (a)
Reinvested	—	3	—	3
Redeemed	—	(1,126)	—	(1,386)

Change in Class A Shares	—	(1,123)	—	(1,383)

Class C (a)
Reinvested	—	1	—	1
Redeemed	—	(1,103)	—	(1,373)

Change in Class C Shares	—	(1,102)	—	(1,372)

Class I
Issued	63,665	101,579	6,246	11,775
Reinvested	2,051	6,767	246	1,744
Redeemed	(111,873)	(237,238)	(22,071)	(51,877)

Change in Class I Shares	(46,157)	(128,892)	(15,579)	(38,358)

Class R2
Issued	631	2,106	128	869
Reinvested	12	94	16	49
Redeemed	(2,270)	(61)	(908)	(6)

Change in Class R2 Shares	(1,627)	2,139	(764)	912

Class R3
Issued	67,976	60,061	33,145	39,542
Reinvested	649	1,518	813	1,148
Redeemed	(11,164)	(14,957)	(11,743)	(9,033)

Change in Class R3 Shares	57,461	46,622	22,215	31,657

Class R4
Issued	85,929	132,994	14,997	38,166
Reinvested	2,371	7,400	324	1,075
Redeemed	(59,469)	(125,422)	(20,871)	(71,349)

Change in Class R4 Shares	28,831	14,972	(5,550)	(32,108)

Class R5
Issued	662,921	742,312	220,218	222,710
Reinvested	35,328	84,740	5,356	3,886
Redeemed	(1,586,497)	(631,195)	(241,050)	(32,650)

Change in Class R5 Shares	(888,248)	195,857	(15,476)	193,946

Class R6
Issued	8,116,886	4,952,480	2,914,788	1,666,599
Reinvested	230,049	371,470	58,236	44,720
Redeemed	(3,205,082)	(1,642,796)	(897,989)	(366,452)

Change in Class R6 Shares	5,141,853	3,681,154	2,075,035	1,344,867

(a)	Liquidated on November 16, 2018.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class I
Year Ended June 30, 2020	$17.52	$0.42		$0.13	$0.55	$(0.42)	$—	$(0.42)
Year Ended June 30, 2019	17.53	0.45		0.49	0.94	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2018	17.25	0.42		0.29	0.71	(0.43)	—	(0.43)
Year Ended June 30, 2017	16.50	0.37	(h)	0.72	1.09	(0.34)	—	(0.34)
Year Ended June 30, 2016	16.47	0.33		0.06	0.39	(0.34)	(0.02)	(0.36)

Class R2
Year Ended June 30, 2020	17.51	0.34		0.12	0.46	(0.33)	—	(0.33)
Year Ended June 30, 2019	17.53	0.39		0.46	0.85	(0.37)	(0.50)	(0.87)
Year Ended June 30, 2018	17.25	0.34		0.28	0.62	(0.34)	—	(0.34)
Year Ended June 30, 2017	16.50	0.29	(h)	0.72	1.01	(0.26)	—	(0.26)
Year Ended June 30, 2016	16.47	0.27		0.05	0.32	(0.27)	(0.02)	(0.29)

Class R3
Year Ended June 30, 2020	17.52	0.35		0.15	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2019	17.54	0.43		0.46	0.89	(0.41)	(0.50)	(0.91)
Year Ended June 30, 2018	17.24	0.31		0.35	0.66	(0.36)	—	(0.36)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(h)	(0.02)	0.04	(0.08)	—	(0.08)

Class R4
Year Ended June 30, 2020	17.52	0.42		0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2019	17.52	0.49		0.45	0.94	(0.44)	(0.50)	(0.94)
Year Ended June 30, 2018	17.24	0.46		0.25	0.71	(0.43)	—	(0.43)
May 31, 2017 (i) through June 30, 2017	17.28	0.06	(h)	(0.01)	0.05	(0.09)	—	(0.09)

Class R5
Year Ended June 30, 2020	17.51	0.45		0.13	0.58	(0.45)	—	(0.45)
Year Ended June 30, 2019	17.53	0.50		0.46	0.96	(0.48)	(0.50)	(0.98)
Year Ended June 30, 2018	17.26	0.50		0.23	0.73	(0.46)	—	(0.46)
Year Ended June 30, 2017	16.50	0.40	(h)	0.73	1.13	(0.37)	—	(0.37)
Year Ended June 30, 2016	16.47	0.35		0.07	0.42	(0.37)	(0.02)	(0.39)

Class R6
Year Ended June 30, 2020	17.52	0.47		0.13	0.60	(0.47)	—	(0.47)
Year Ended June 30, 2019	17.54	0.52		0.46	0.98	(0.50)	(0.50)	(1.00)
Year Ended June 30, 2018	17.26	0.48		0.27	0.75	(0.47)	—	(0.47)
Year Ended June 30, 2017	16.51	0.44	(h)	0.70	1.14	(0.39)	—	(0.39)
Year Ended June 30, 2016	16.48	0.37		0.06	0.43	(0.38)	(0.02)	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$17.65	3.19%	$5,744,789	0.28%	2.41%		0.66%	66%
17.52	5.67	7,450,254	0.27	2.62		0.65	57
17.53	4.09	13,663,281	0.28	2.37		0.70	51
17.25	6.70	14,964,684	0.29	2.19	(h)	0.90	35
16.50	2.39	7,797,395	0.42	2.03		0.98	52

17.64	2.68	49,300	0.78	1.93		2.67	66
17.51	5.13	47,876	0.77	2.28		1.16	57
17.53	3.57	45,542	0.78	1.90		1.47	51
17.25	6.18	43,979	0.79	1.73	(h)	2.06	35
16.50	1.97	20,690	0.82	1.65		3.39	52

17.64	2.91	6,778,281	0.53	2.01		0.87	66
17.52	5.38	565,671	0.52	2.51		0.91	57
17.54	3.81	598,153	0.52	1.72		0.92	51
17.24	0.25	20,052	0.55	4.09	(h)	0.99	35

17.65	3.18	1,704,503	0.28	2.40		0.63	66
17.52	5.66	2,290,390	0.27	2.86		0.65	57
17.52	4.10	4,716,203	0.28	2.61		0.67	51
17.24	0.28	20,057	0.30	4.35	(h)	0.74	35

17.64	3.35	25,547,293	0.13	2.56		0.48	66
17.51	5.80	62,731,515	0.12	2.88		0.50	57
17.53	4.21	83,274,278	0.13	2.80		0.53	51
17.26	6.94	28,747,350	0.13	2.35	(h)	0.69	35
16.50	2.58	19,314,726	0.22	2.19		0.80	52

17.65	3.46	450,927,852	0.03	2.69		0.38	66
17.52	5.90	351,885,696	0.02	3.00		0.40	57
17.54	4.35	284,278,659	0.03	2.71		0.44	51
17.26	6.97	155,018,550	0.04	2.59	(h)	0.60	35
16.51	2.64	31,351,683	0.17	2.29		0.69	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class I
Year Ended June 30, 2020	$19.53	$0.47		$0.19		$0.66	$(0.47)	$(0.02)	$(0.49)
Year Ended June 30, 2019	19.63	0.50		0.53		1.03	(0.51)	(0.62)	(1.13)
Year Ended June 30, 2018	19.09	0.48		0.53		1.01	(0.47)	—	(0.47)
Year Ended June 30, 2017	17.89	0.41	(h)	1.19		1.60	(0.40)	—	(0.40)
Year Ended June 30, 2016	17.91	0.38		—	(i)	0.38	(0.39)	(0.01)	(0.40)

Class R2
Year Ended June 30, 2020	19.52	0.32		0.25		0.57	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2019	19.64	0.46		0.47		0.93	(0.43)	(0.62)	(1.05)
Year Ended June 30, 2018	19.10	0.38		0.54		0.92	(0.38)	—	(0.38)
Year Ended June 30, 2017	17.89	0.32	(h)	1.20		1.52	(0.31)	—	(0.31)
Year Ended June 30, 2016	17.91	0.31		—	(i)	0.31	(0.32)	(0.01)	(0.33)

Class R3
Year Ended June 30, 2020	19.51	0.41		0.20		0.61	(0.42)	(0.02)	(0.44)
Year Ended June 30, 2019	19.62	0.58		0.40		0.98	(0.47)	(0.62)	(1.09)
Year Ended June 30, 2018	19.08	0.45		0.52		0.97	(0.43)	—	(0.43)
May 31, 2017 (j) through June 30, 2017	19.12	0.08	(h)	—	(i)	0.08	(0.12)	—	(0.12)

Class R4
Year Ended June 30, 2020	19.55	0.47		0.19		0.66	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2019	19.62	0.56		0.47		1.03	(0.48)	(0.62)	(1.10)
Year Ended June 30, 2018	19.08	0.53		0.49		1.02	(0.48)	—	(0.48)
May 31, 2017 (j) through June 30, 2017	19.12	0.08	(h)	—	(i)	0.08	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2020	19.54	0.50		0.19		0.69	(0.50)	(0.02)	(0.52)
Year Ended June 30, 2019	19.64	0.55		0.51		1.06	(0.54)	(0.62)	(1.16)
Year Ended June 30, 2018	19.10	0.58		0.47		1.05	(0.51)	—	(0.51)
Year Ended June 30, 2017	17.90	0.44	(h)	1.19		1.63	(0.43)	—	(0.43)
Year Ended June 30, 2016	17.91	0.41		0.01		0.42	(0.42)	(0.01)	(0.43)

Class R6
Year Ended June 30, 2020	19.55	0.53		0.18		0.71	(0.52)	(0.02)	(0.54)
Year Ended June 30, 2019	19.64	0.58		0.51		1.09	(0.56)	(0.62)	(1.18)
Year Ended June 30, 2018	19.10	0.54		0.52		1.06	(0.52)	—	(0.52)
Year Ended June 30, 2017	17.90	0.49	(h)	1.16		1.65	(0.45)	—	(0.45)
Year Ended June 30, 2016	17.92	0.42		—	(i)	0.42	(0.43)	(0.01)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Amount rounds to less than $0.005.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$19.70	3.43%	$12,067,580	0.27%	2.38%		0.61%	58%
19.53	5.66	17,098,156	0.28	2.61		0.62	33
19.63	5.32	26,228,824	0.30	2.41		0.64	55
19.09	9.05	24,528,197	0.31	2.24	(h)	0.71	33
17.89	2.16	20,196,469	0.44	2.18		0.79	48

19.74	2.95	25,584	0.77	1.64		1.48	58
19.52	5.12	70,631	0.78	2.40		1.19	33
19.64	4.79	23,638	0.80	1.90		1.42	55
19.10	8.57	22,558	0.81	1.73	(h)	1.88	33
17.89	1.74	20,787	0.84	1.76		3.20	48

19.68	3.17	36,311,953	0.52	2.12		0.86	58
19.51	5.42	30,987,775	0.52	3.03		0.87	33
19.62	5.07	2,386,995	0.53	2.23		0.89	55
19.08	0.39	20,081	0.57	4.85	(h)	0.89	33

19.72	3.44	5,460,994	0.27	2.41		0.61	58
19.55	5.67	4,631,069	0.28	2.88		0.63	33
19.62	5.32	10,857,049	0.29	2.66		0.64	55
19.08	0.41	20,085	0.31	5.11	(h)	0.63	33

19.71	3.58	41,624,955	0.12	2.53		0.46	58
19.54	5.83	182,770,467	0.13	2.84		0.47	33
19.64	5.49	214,924,361	0.14	2.95		0.49	55
19.10	9.22	51,332,121	0.14	2.39	(h)	0.51	33
17.90	2.41	53,660,447	0.24	2.33		0.60	48

19.72	3.70	852,403,521	0.02	2.68		0.36	58
19.55	5.99	618,141,720	0.03	2.99		0.37	33
19.64	5.57	492,600,914	0.05	2.74		0.39	55
19.10	9.31	295,436,687	0.06	2.62	(h)	0.43	33
17.90	2.41	97,198,855	0.19	2.40		0.51	48

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class I
Year Ended June 30, 2020	$20.85	$0.45		$0.10	$0.55	$(0.44)	$(0.08)	$(0.52)
Year Ended June 30, 2019	20.77	0.51		0.63	1.14	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	20.00	0.47		0.78	1.25	(0.48)	—	(0.48)
Year Ended June 30, 2017	18.42	0.41	(h)	1.58	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2016	18.51	0.40		(0.09)	0.31	(0.39)	(0.01)	(0.40)

Class R2
Year Ended June 30, 2020	20.84	0.34		0.12	0.46	(0.34)	(0.08)	(0.42)
Year Ended June 30, 2019	20.76	0.43		0.62	1.05	(0.42)	(0.55)	(0.97)
Year Ended June 30, 2018	20.00	0.43		0.71	1.14	(0.38)	—	(0.38)
Year Ended June 30, 2017	18.42	0.32	(h)	1.57	1.89	(0.31)	—	(0.31)
Year Ended June 30, 2016	18.51	0.30		(0.07)	0.23	(0.31)	(0.01)	(0.32)

Class R3
Year Ended June 30, 2020	20.82	0.38		0.13	0.51	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2019	20.75	0.61		0.48	1.09	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	20.00	0.46		0.73	1.19	(0.44)	—	(0.44)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(h)	0.02	0.11	(0.12)	—	(0.12)

Class R4
Year Ended June 30, 2020	20.87	0.45		0.11	0.56	(0.44)	(0.08)	(0.52)
Year Ended June 30, 2019	20.76	0.55		0.60	1.15	(0.49)	(0.55)	(1.04)
Year Ended June 30, 2018	20.00	0.53		0.72	1.25	(0.49)	—	(0.49)
May 31, 2017 (i) through June 30, 2017	20.01	0.09	(h)	0.02	0.11	(0.12)	—	(0.12)

Class R5
Year Ended June 30, 2020	20.86	0.48		0.10	0.58	(0.47)	(0.08)	(0.55)
Year Ended June 30, 2019	20.78	0.56		0.61	1.17	(0.54)	(0.55)	(1.09)
Year Ended June 30, 2018	20.01	0.58		0.71	1.29	(0.52)	—	(0.52)
Year Ended June 30, 2017	18.43	0.44	(h)	1.58	2.02	(0.44)	—	(0.44)
Year Ended June 30, 2016	18.52	0.41		(0.07)	0.34	(0.42)	(0.01)	(0.43)

Class R6
Year Ended June 30, 2020	20.86	0.51		0.10	0.61	(0.49)	(0.08)	(0.57)
Year Ended June 30, 2019	20.78	0.59		0.61	1.20	(0.57)	(0.55)	(1.12)
Year Ended June 30, 2018	20.01	0.56		0.75	1.31	(0.54)	—	(0.54)
Year Ended June 30, 2017	18.43	0.50	(h)	1.54	2.04	(0.46)	—	(0.46)
Year Ended June 30, 2016	18.52	0.43		(0.08)	0.35	(0.43)	(0.01)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$20.88	2.67%	$19,083,458	0.30%	2.15%		0.61%	61%
20.85	5.89	18,383,704	0.29	2.52		0.62	25
20.77	6.27	23,667,720	0.31	2.27		0.64	57
20.00	10.90	25,137,860	0.32	2.16	(h)	0.74	21
18.42	1.73	21,966,302	0.45	2.19		0.82	45

20.88	2.21	979,668	0.80	1.64		1.12	61
20.84	5.38	958,167	0.79	2.10		1.12	25
20.76	5.72	815,793	0.80	2.02		1.14	57
20.00	10.35	22,895	0.82	1.65	(h)	1.89	21
18.42	1.31	20,748	0.85	1.68		3.22	45

20.86	2.46	35,243,189	0.55	1.83		0.86	61
20.82	5.64	23,836,383	0.54	3.01		0.87	25
20.75	5.94	1,924,841	0.54	2.20		0.87	57
20.00	0.55	20,106	0.58	5.34	(h)	0.94	21

20.91	2.71	7,401,341	0.30	2.13		0.61	61
20.87	5.90	7,895,629	0.29	2.71		0.62	25
20.76	6.23	18,420,250	0.30	2.54		0.63	57
20.00	0.57	20,111	0.33	5.60	(h)	0.69	21

20.89	2.82	78,199,525	0.15	2.29		0.46	61
20.86	6.05	196,513,224	0.14	2.74		0.47	25
20.78	6.45	197,523,933	0.16	2.76		0.48	57
20.01	11.07	55,475,443	0.16	2.31	(h)	0.53	21
18.43	1.92	51,575,522	0.25	2.25		0.62	45

20.90	2.98	1,146,307,430	0.05	2.43		0.36	61
20.86	6.15	865,880,481	0.04	2.88		0.37	25
20.78	6.54	627,031,292	0.06	2.67		0.38	57
20.01	11.16	274,383,280	0.07	2.57	(h)	0.44	21
18.43	1.97	84,808,931	0.20	2.37		0.52	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class I
Year Ended June 30, 2020	$21.85	$0.42		$0.06	$0.48	$(0.41)	$(0.11)	$(0.52)
Year Ended June 30, 2019	21.89	0.50		0.66	1.16	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2018	20.86	0.48		1.05	1.53	(0.50)	—	(0.50)
Year Ended June 30, 2017	18.88	0.41	(h)	1.98	2.39	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.09	0.39		(0.20)	0.19	(0.39)	(0.01)	(0.40)

Class R2
Year Ended June 30, 2020	21.86	0.07		0.30	0.37	(0.25)	(0.11)	(0.36)
Year Ended June 30, 2019	21.90	0.41		0.64	1.05	(0.40)	(0.69)	(1.09)
Year Ended June 30, 2018	20.87	0.37		1.05	1.42	(0.39)	—	(0.39)
Year Ended June 30, 2017	18.89	0.31	(h)	1.98	2.29	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.10	0.30		(0.19)	0.11	(0.31)	(0.01)	(0.32)

Class R3
Year Ended June 30, 2020	21.81	0.35		0.07	0.42	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2019	21.87	0.58		0.52	1.10	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.50		0.97	1.47	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2020	21.88	0.42		0.05	0.47	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	21.88	0.56		0.60	1.16	(0.47)	(0.69)	(1.16)
Year Ended June 30, 2018	20.85	0.53		1.00	1.53	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	20.85	0.10	(h)	0.03	0.13	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2020	21.86	0.46		0.04	0.50	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2019	21.90	0.55		0.64	1.19	(0.54)	(0.69)	(1.23)
Year Ended June 30, 2018	20.87	0.60		0.96	1.56	(0.53)	—	(0.53)
Year Ended June 30, 2017	18.89	0.45	(h)	1.97	2.42	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.10	0.41		(0.18)	0.23	(0.43)	(0.01)	(0.44)

Class R6
Year Ended June 30, 2020	21.87	0.48		0.05	0.53	(0.48)	(0.11)	(0.59)
Year Ended June 30, 2019	21.91	0.59		0.62	1.21	(0.56)	(0.69)	(1.25)
Year Ended June 30, 2018	20.88	0.57		1.01	1.58	(0.55)	—	(0.55)
Year Ended June 30, 2017	18.90	0.51	(h)	1.93	2.44	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.11	0.43		(0.20)	0.23	(0.43)	(0.01)	(0.44)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$21.81	2.19%	$16,639,812	0.34%	1.92%		0.60%	51%
21.85	5.76	28,932,577	0.32	2.35		0.62	17
21.89	7.32	32,534,033	0.33	2.17		0.64	54
20.86	12.77	28,167,353	0.33	2.07	(h)	0.73	22
18.88	1.04	20,672,603	0.45	2.09		0.81	52

21.87	1.64	36,677	0.83	0.30		1.21	51
21.86	5.24	590,828	0.82	1.93		1.13	17
21.90	6.78	24,757	0.83	1.66		1.39	54
20.87	12.20	23,190	0.83	1.56	(h)	1.88	22
18.89	0.62	20,665	0.85	1.61		3.21	52

21.75	1.89	49,155,918	0.59	1.62		0.85	51
21.81	5.50	26,949,640	0.57	2.73		0.87	17
21.87	7.05	5,862,143	0.57	2.26		0.88	54
20.85	0.61	20,123	0.59	5.80	(h)	0.89	22

21.82	2.14	9,940,347	0.34	1.93		0.60	51
21.88	5.75	9,072,008	0.32	2.62		0.62	17
21.88	7.33	26,232,678	0.33	2.39		0.63	54
20.85	0.63	20,128	0.33	6.06	(h)	0.64	22

21.80	2.29	84,229,662	0.19	2.11		0.45	51
21.86	5.93	236,899,032	0.17	2.57		0.47	17
21.90	7.50	251,868,228	0.18	2.71		0.48	54
20.87	12.94	67,784,124	0.17	2.24	(h)	0.52	22
18.89	1.23	59,159,371	0.25	2.19		0.62	52

21.81	2.40	1,294,750,515	0.09	2.22		0.35	51
21.87	6.03	880,234,055	0.07	2.76		0.37	17
21.91	7.58	593,600,518	0.08	2.56		0.38	54
20.88	13.03	290,130,815	0.08	2.54	(h)	0.44	22
18.90	1.28	77,474,074	0.20	2.30		0.52	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class I
Year Ended June 30, 2020	$22.80	$0.40		$(0.13)	$0.27	$(0.41)	$(0.10)	$(0.51)
Year Ended June 30, 2019	22.78	0.48		0.72	1.20	(0.50)	(0.68)	(1.18)
Year Ended June 30, 2018	21.54	0.48		1.26	1.74	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.28	0.42	(h)	2.25	2.67	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.57	0.38		(0.27)	0.11	(0.39)	(0.01)	(0.40)

Class R2
Year Ended June 30, 2020	22.78	0.22		(0.07)	0.15	(0.25)	(0.10)	(0.35)
Year Ended June 30, 2019	22.79	0.42		0.67	1.09	(0.42)	(0.68)	(1.10)
Year Ended June 30, 2018	21.55	0.36		1.27	1.63	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.28	0.31	(h)	2.27	2.58	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.57	0.29		(0.26)	0.03	(0.31)	(0.01)	(0.32)

Class R3
Year Ended June 30, 2020	22.77	0.33		(0.12)	0.21	(0.35)	(0.10)	(0.45)
Year Ended June 30, 2019	22.77	0.62		0.52	1.14	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.54	0.44		1.24	1.68	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.52	0.11	(h)	0.04	0.15	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2020	22.83	0.41		(0.14)	0.27	(0.41)	(0.10)	(0.51)
Year Ended June 30, 2019	22.78	0.56		0.64	1.20	(0.47)	(0.68)	(1.15)
Year Ended June 30, 2018	21.54	0.54		1.20	1.74	(0.50)	—	(0.50)
May 31, 2017 (i) through June 30, 2017	21.52	0.12	(h)	0.03	0.15	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2020	22.82	0.46		(0.16)	0.30	(0.44)	(0.10)	(0.54)
Year Ended June 30, 2019	22.80	0.55		0.68	1.23	(0.53)	(0.68)	(1.21)
Year Ended June 30, 2018	21.56	0.60		1.18	1.78	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.29	0.45	(h)	2.27	2.72	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.58	0.41		(0.26)	0.15	(0.43)	(0.01)	(0.44)

Class R6
Year Ended June 30, 2020	22.82	0.48		(0.15)	0.33	(0.47)	(0.10)	(0.57)
Year Ended June 30, 2019	22.80	0.58		0.68	1.26	(0.56)	(0.68)	(1.24)
Year Ended June 30, 2018	21.56	0.57		1.23	1.80	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.29	0.51	(h)	2.22	2.73	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.58	0.43		(0.27)	0.16	(0.44)	(0.01)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$22.56	1.14%	$11,645,351	0.36%	1.77%		0.62%	55%
22.80	5.73	12,978,596	0.35	2.16		0.63	16
22.78	8.09	16,393,126	0.34	2.08		0.65	52
21.54	13.99	14,352,807	0.34	2.05	(h)	0.80	24
19.28	0.62	10,229,764	0.45	2.00		0.89	53

22.58	0.62	31,590	0.86	0.98		1.52	55
22.78	5.20	73,150	0.85	1.90		1.19	16
22.79	7.55	25,147	0.85	1.56		1.40	52
21.55	13.48	23,383	0.84	1.52	(h)	1.91	24
19.28	0.21	20,613	0.85	1.56		3.26	53

22.53	0.89	27,429,008	0.61	1.49		0.86	55
22.77	5.47	14,104,107	0.60	2.81		0.88	16
22.77	7.79	807,987	0.59	1.91		0.88	52
21.54	0.69	20,135	0.60	6.15	(h)	0.94	24

22.59	1.14	10,388,707	0.36	1.81		0.61	55
22.83	5.74	11,117,857	0.35	2.52		0.62	16
22.78	8.09	22,824,531	0.35	2.32		0.64	52
21.54	0.71	20,139	0.35	6.40	(h)	0.69	24

22.58	1.30	60,357,079	0.21	2.00		0.46	55
22.82	5.89	143,006,735	0.20	2.45		0.47	16
22.80	8.26	149,444,580	0.20	2.60		0.49	52
21.56	14.21	45,299,205	0.18	2.19	(h)	0.57	24
19.29	0.81	38,009,777	0.25	2.18		0.67	53

22.58	1.41	1,036,805,064	0.11	2.11		0.36	55
22.82	5.99	776,195,183	0.10	2.61		0.37	16
22.80	8.35	537,094,603	0.09	2.47		0.39	52
21.56	14.31	218,256,416	0.09	2.49	(h)	0.47	24
19.29	0.86	67,700,314	0.20	2.29		0.56	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class I
Year Ended June 30, 2020	$23.27	$0.38		$(0.25)	$0.13	$(0.37)	$(0.11)	$(0.48)
Year Ended June 30, 2019	23.43	0.47		0.72	1.19	(0.49)	(0.86)	(1.35)
Year Ended June 30, 2018	21.99	0.47		1.48	1.95	(0.51)	—	(0.51)
Year Ended June 30, 2017	19.44	0.41	(h)	2.55	2.96	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.82	0.38		(0.36)	0.02	(0.39)	(0.01)	(0.40)

Class R2
Year Ended June 30, 2020	23.25	0.14		(0.13)	0.01	(0.22)	(0.11)	(0.33)
Year Ended June 30, 2019	23.43	0.45		0.63	1.08	(0.40)	(0.86)	(1.26)
Year Ended June 30, 2018	21.99	0.35		1.48	1.83	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.44	0.30	(h)	2.56	2.86	(0.31)	—	(0.31)
Year Ended June 30, 2016	19.82	0.29		(0.35)	(0.06)	(0.31)	(0.01)	(0.32)

Class R3
Year Ended June 30, 2020	23.24	0.29		(0.23)	0.06	(0.33)	(0.11)	(0.44)
Year Ended June 30, 2019	23.42	0.63		0.50	1.13	(0.45)	(0.86)	(1.31)
Year Ended June 30, 2018	21.98	0.43		1.46	1.89	(0.45)	—	(0.45)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2020	23.29	0.38		(0.26)	0.12	(0.38)	(0.11)	(0.49)
Year Ended June 30, 2019	23.42	0.55		0.64	1.19	(0.46)	(0.86)	(1.32)
Year Ended June 30, 2018	21.98	0.54		1.41	1.95	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.95	0.12	(h)	0.05	0.17	(0.14)	—	(0.14)

Class R5
Year Ended June 30, 2020	23.28	0.43		(0.26)	0.17	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2019	23.44	0.54		0.68	1.22	(0.52)	(0.86)	(1.38)
Year Ended June 30, 2018	22.00	0.62		1.37	1.99	(0.55)	—	(0.55)
Year Ended June 30, 2017	19.45	0.44	(h)	2.55	2.99	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.83	0.41		(0.35)	0.06	(0.43)	(0.01)	(0.44)

Class R6
Year Ended June 30, 2020	23.29	0.44		(0.26)	0.18	(0.44)	(0.11)	(0.55)
Year Ended June 30, 2019	23.44	0.58		0.68	1.26	(0.55)	(0.86)	(1.41)
Year Ended June 30, 2018	22.00	0.56		1.45	2.01	(0.57)	—	(0.57)
Year Ended June 30, 2017	19.45	0.53	(h)	2.48	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.83	0.43		(0.36)	0.07	(0.44)	(0.01)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$22.92	0.48%	$6,039,617	0.39%	1.62%		0.62%	45%
23.27	5.62	16,102,073	0.37	2.04		0.63	18
23.43	8.87	22,131,738	0.36	2.02		0.65	52
21.99	15.35	18,130,080	0.34	1.97	(h)	0.78	19
19.44	0.18	14,121,513	0.45	1.99		0.88	56

22.93	(0.01)	33,957	0.89	0.58		1.43	45
23.25	5.12	121,307	0.87	1.98		1.17	18
23.43	8.33	25,582	0.86	1.49		1.40	52
21.99	14.78	23,616	0.84	1.45	(h)	1.91	19
19.44	(0.23)	20,577	0.85	1.51		3.28	56

22.86	0.19	24,976,638	0.64	1.28		0.85	45
23.24	5.38	7,995,936	0.62	2.79		0.88	18
23.42	8.62	987,427	0.61	1.81		0.88	52
21.98	0.73	20,145	0.60	6.48	(h)	0.89	19

22.92	0.48	9,393,226	0.39	1.63		0.61	45
23.29	5.63	9,186,164	0.36	2.40		0.63	18
23.42	8.88	18,926,546	0.36	2.28		0.64	52
21.98	0.75	20,150	0.35	6.73	(h)	0.64	19

22.92	0.67	46,316,227	0.24	1.84		0.46	45
23.28	5.79	161,533,089	0.22	2.36		0.48	18
23.44	9.04	164,942,816	0.21	2.62		0.49	52
22.00	15.52	43,882,327	0.19	2.12	(h)	0.57	19
19.45	0.37	36,208,196	0.25	2.14		0.69	56

22.92	0.74	1,011,010,753	0.14	1.93		0.36	45
23.29	5.94	690,079,203	0.12	2.52		0.38	18
23.44	9.13	461,882,871	0.11	2.40		0.39	52
22.00	15.62	237,133,554	0.09	2.50	(h)	0.46	19
19.45	0.42	59,798,924	0.20	2.27		0.57	56

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class I
Year Ended June 30, 2020	$23.43	$0.36		$(0.41)	$(0.05)	$(0.36)	$(0.05)	$(0.41)
Year Ended June 30, 2019	23.39	0.41		0.79	1.20	(0.48)	(0.68)	(1.16)
Year Ended June 30, 2018	21.92	0.46		1.51	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.38	0.41	(h)	2.54	2.95	(0.41)	—	(0.41)
Year Ended June 30, 2016	19.74	0.39		(0.35)	0.04	(0.39)	(0.01)	(0.40)

Class R2
Year Ended June 30, 2020	23.41	0.19		(0.35)	(0.16)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2019	23.39	0.43		0.65	1.08	(0.38)	(0.68)	(1.06)
Year Ended June 30, 2018	21.93	0.34		1.51	1.85	(0.39)	—	(0.39)
Year Ended June 30, 2017	19.38	0.30	(h)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29		(0.33)	(0.04)	(0.31)	(0.01)	(0.32)

Class R3
Year Ended June 30, 2020	23.38	0.28		(0.38)	(0.10)	(0.31)	(0.05)	(0.36)
Year Ended June 30, 2019	23.37	0.62		0.51	1.13	(0.44)	(0.68)	(1.12)
Year Ended June 30, 2018	21.91	0.45		1.47	1.92	(0.46)	—	(0.46)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2020	23.43	0.36		(0.40)	(0.04)	(0.36)	(0.05)	(0.41)
Year Ended June 30, 2019	23.37	0.54		0.66	1.20	(0.46)	(0.68)	(1.14)
Year Ended June 30, 2018	21.91	0.54		1.43	1.97	(0.51)	—	(0.51)
May 31, 2017 (i) through June 30, 2017	21.88	0.12	(h)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2020	23.43	0.41		(0.42)	(0.01)	(0.39)	(0.05)	(0.44)
Year Ended June 30, 2019	23.40	0.53		0.70	1.23	(0.52)	(0.68)	(1.20)
Year Ended June 30, 2018	21.93	0.60		1.41	2.01	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.39	0.44	(h)	2.54	2.98	(0.44)	—	(0.44)
Year Ended June 30, 2016	19.75	0.41		(0.33)	0.08	(0.43)	(0.01)	(0.44)

Class R6
Year Ended June 30, 2020	23.46	0.43		(0.42)	0.01	(0.42)	(0.05)	(0.47)
Year Ended June 30, 2019	23.42	0.57		0.69	1.26	(0.54)	(0.68)	(1.22)
Year Ended June 30, 2018	21.95	0.56		1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.40	0.54	(h)	2.47	3.01	(0.46)	—	(0.46)
Year Ended June 30, 2016	19.76	0.44		(0.35)	0.09	(0.44)	(0.01)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$22.97	(0.24)%	$6,486,545	0.41%	1.56%		0.62%	56%
23.43	5.58	7,329,886	0.38	1.80		0.64	21
23.39	9.01	13,360,800	0.36	1.97		0.67	49
21.92	15.33	12,837,389	0.34	1.99	(h)	0.90	17
19.38	0.27	7,930,339	0.45	2.06		1.05	54

22.98	(0.73)	27,661	0.91	0.83		1.57	56
23.41	5.08	52,411	0.88	1.88		1.23	21
23.39	8.42	25,627	0.86	1.47		1.42	49
21.93	14.81	23,634	0.84	1.46	(h)	1.99	17
19.38	(0.15)	20,592	0.85	1.51		3.39	54

22.92	(0.47)	14,447,164	0.66	1.21		0.86	56
23.38	5.31	5,651,934	0.63	2.74		0.91	21
23.37	8.75	369,207	0.62	1.89		0.90	49
21.91	0.72	20,148	0.60	6.56	(h)	0.94	17

22.98	(0.20)	7,087,724	0.41	1.56		0.61	56
23.43	5.61	7,839,682	0.38	2.37		0.64	21
23.37	8.98	12,208,843	0.36	2.27		0.65	49
21.91	0.75	20,152	0.35	6.82	(h)	0.69	17

22.98	(0.05)	40,370,363	0.26	1.75		0.46	56
23.43	5.72	105,707,764	0.23	2.32		0.49	21
23.40	9.19	105,034,052	0.21	2.54		0.50	49
21.93	15.49	30,788,480	0.19	2.14	(h)	0.66	17
19.39	0.46	23,904,086	0.25	2.16		0.83	54

23.00	0.02	723,411,215	0.16	1.85		0.36	56
23.46	5.87	564,943,122	0.13	2.49		0.39	21
23.42	9.27	379,003,604	0.11	2.37		0.41	49
21.95	15.65	149,787,358	0.09	2.56	(h)	0.54	17
19.40	0.51	35,978,570	0.20	2.31		0.68	54

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class I
Year Ended June 30, 2020	$23.37	$0.36		$(0.36)	$— (h)	$(0.34)	$(0.07)	$(0.41)
Year Ended June 30, 2019	23.40	0.40		0.79	1.19	(0.47)	(0.75)	(1.22)
Year Ended June 30, 2018	21.93	0.47		1.50	1.97	(0.50)	—	(0.50)
Year Ended June 30, 2017	19.37	0.41	(i)	2.55	2.96	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.73	0.38		(0.33)	0.05	(0.39)	(0.02)	(0.41)

Class R2
Year Ended June 30, 2020	23.34	0.16		(0.28)	(0.12)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2019	23.40	0.44		0.64	1.08	(0.39)	(0.75)	(1.14)
Year Ended June 30, 2018	21.93	0.34		1.51	1.85	(0.38)	—	(0.38)
Year Ended June 30, 2017	19.38	0.30	(i)	2.55	2.85	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.74	0.29		(0.32)	(0.03)	(0.31)	(0.02)	(0.33)

Class R3
Year Ended June 30, 2020	23.35	0.28		(0.33)	(0.05)	(0.31)	(0.07)	(0.38)
Year Ended June 30, 2019	23.39	0.54		0.60	1.14	(0.43)	(0.75)	(1.18)
Year Ended June 30, 2018	21.92	0.41		1.50	1.91	(0.44)	—	(0.44)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2020	23.38	0.36		(0.36)	— (h)	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2019	23.39	0.53		0.67	1.20	(0.46)	(0.75)	(1.21)
Year Ended June 30, 2018	21.92	0.53		1.44	1.97	(0.50)	—	(0.50)
May 31, 2017 (j) through June 30, 2017	21.89	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2020	23.37	0.41		(0.38)	0.03	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2019	23.40	0.53		0.70	1.23	(0.51)	(0.75)	(1.26)
Year Ended June 30, 2018	21.94	0.63		1.37	2.00	(0.54)	—	(0.54)
Year Ended June 30, 2017	19.38	0.43	(i)	2.56	2.99	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.74	0.41		(0.33)	0.08	(0.42)	(0.02)	(0.44)

Class R6
Year Ended June 30, 2020	23.38	0.42		(0.35)	0.07	(0.42)	(0.07)	(0.49)
Year Ended June 30, 2019	23.42	0.57		0.68	1.25	(0.54)	(0.75)	(1.29)
Year Ended June 30, 2018	21.95	0.56		1.47	2.03	(0.56)	—	(0.56)
Year Ended June 30, 2017	19.39	0.54	(i)	2.47	3.01	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.75	0.46		(0.37)	0.09	(0.43)	(0.02)	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Amount rounds to less than $0.005.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$22.96	(0.03)%	$3,183,325	0.41%	1.51%		0.64%	46%
23.37	5.60	7,583,053	0.37	1.72		0.66	21
23.40	9.00	16,338,881	0.36	2.00		0.70	50
21.93	15.43	13,337,416	0.34	1.99	(i)	0.96	17
19.37	0.27	8,769,180	0.45	2.01		1.18	60

22.95	(0.54)	31,011	0.91	0.69		1.60	46
23.34	5.12	77,137	0.88	1.95		1.22	21
23.40	8.46	25,610	0.86	1.46		1.45	50
21.93	14.80	23,613	0.84	1.44	(i)	2.05	17
19.38	(0.15)	20,565	0.85	1.51		3.54	60

22.92	(0.26)	8,488,928	0.66	1.24		0.87	46
23.35	5.37	3,039,482	0.63	2.41		0.94	21
23.39	8.74	444,018	0.62	1.72		0.92	50
21.92	0.73	20,147	0.60	6.57	(i)	0.92	17

22.95	(0.03)	6,400,334	0.41	1.55		0.62	46
23.38	5.62	5,909,947	0.38	2.32		0.65	21
23.39	9.01	10,425,169	0.36	2.25		0.68	50
21.92	0.75	20,151	0.35	6.82	(i)	0.67	17

22.94	0.11	31,455,967	0.26	1.74		0.47	46
23.37	5.80	99,930,390	0.23	2.33		0.50	21
23.40	9.13	94,635,664	0.21	2.66		0.52	50
21.94	15.58	20,970,084	0.19	2.10	(i)	0.72	17
19.38	0.46	17,568,136	0.25	2.17		0.99	60

22.96	0.27	595,698,187	0.16	1.82		0.37	46
23.38	5.85	397,214,819	0.13	2.50		0.41	21
23.42	9.26	246,131,968	0.11	2.39		0.44	50
21.95	15.69	118,550,411	0.09	2.57	(i)	0.58	17
19.39	0.51	22,544,112	0.21	2.41		0.83	60

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class I
Year Ended June 30, 2020	$23.18	$0.36		$(0.39)	$(0.03)	$(0.34)	$(0.04)	$(0.38)
Year Ended June 30, 2019	23.01	0.39		0.80	1.19	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.58	0.46		1.46	1.92	(0.49)	— (h)	(0.49)
Year Ended June 30, 2017	19.09	0.41	(i)	2.48	2.89	(0.40)	—	(0.40)
Year Ended June 30, 2016	19.40	0.37		(0.30)	0.07	(0.37)	(0.01)	(0.38)

Class R2
Year Ended June 30, 2020	23.16	0.16		(0.31)	(0.15)	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2019	23.01	0.44		0.64	1.08	(0.38)	(0.55)	(0.93)
Year Ended June 30, 2018	21.58	0.34		1.46	1.80	(0.37)	— (h)	(0.37)
Year Ended June 30, 2017	19.09	0.30	(i)	2.49	2.79	(0.30)	—	(0.30)
Year Ended June 30, 2016	19.40	0.28		(0.29)	(0.01)	(0.29)	(0.01)	(0.30)

Class R3
Year Ended June 30, 2020	23.14	0.31		(0.40)	(0.09)	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	22.99	0.62		0.52	1.14	(0.44)	(0.55)	(0.99)
Year Ended June 30, 2018	21.57	0.42		1.43	1.85	(0.43)	— (h)	(0.43)
May 31, 2017 (k) through June 30, 2017	21.54	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R4
Year Ended June 30, 2020	23.17	0.35		(0.38)	(0.03)	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2019	22.99	0.54		0.66	1.20	(0.47)	(0.55)	(1.02)
Year Ended June 30, 2018	21.57	0.55		1.36	1.91	(0.49)	— (h)	(0.49)
May 31, 2017 (k) through June 30, 2017	21.54	0.12	(i)	0.04	0.16	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2020	23.18	0.40		(0.39)	0.01	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2019	23.01	0.54		0.69	1.23	(0.51)	(0.55)	(1.06)
Year Ended June 30, 2018	21.59	0.58		1.37	1.95	(0.53)	— (h)	(0.53)
Year Ended June 30, 2017	19.09	0.44	(i)	2.49	2.93	(0.43)	—	(0.43)
Year Ended June 30, 2016	19.41	0.41		(0.31)	0.10	(0.41)	(0.01)	(0.42)

Class R6
Year Ended June 30, 2020	23.20	0.42		(0.39)	0.03	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2019	23.03	0.57		0.68	1.25	(0.53)	(0.55)	(1.08)
Year Ended June 30, 2018	21.59	0.56		1.43	1.99	(0.55)	— (h)	(0.55)
Year Ended June 30, 2017	19.10	0.54	(i)	2.40	2.94	(0.45)	—	(0.45)
Year Ended June 30, 2016	19.41	0.47		(0.35)	0.12	(0.42)	(0.01)	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Amount rounds to less than $0.005.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Amount rounds to less than 0.005%.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)	Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)	Portfolio turnover rate (d)

$22.77	(0.15)%	$1,803,484	0.41%	1.55%		0.72%	54%
23.18	5.57	2,906,169	0.38	1.72		0.73	21
23.01	8.93	5,848,930	0.36	2.02		0.86	48
21.58	15.28	4,419,527	0.34	2.03	(i)	1.38	16
19.09	0.43	3,553,395	0.45	1.96		1.66	53

22.77	(0.68)	37,037	0.91	0.69		2.77	54
23.16	5.10	75,324	0.88	1.94		1.29	21
23.01	8.38	25,637	0.86	1.46		1.59	48
21.58	14.70	23,657	0.84	1.46	(i)	2.43	16
19.09	0.00 (j)	20,625	0.85	1.51		4.02	53

22.71	(0.40)	2,472,244	0.66	1.34		0.91	54
23.14	5.38	1,189,614	0.63	2.79		1.02	21
22.99	8.61	110,116	0.62	1.79		1.06	48
21.57	0.73	20,142	0.60	6.54	(i)	1.03	16

22.75	(0.15)	3,574,667	0.41	1.51		0.66	54
23.17	5.62	2,973,001	0.38	2.38		0.72	21
22.99	8.89	2,605,586	0.37	2.34		0.78	48
21.57	0.75	20,147	0.35	6.80	(i)	0.78	16

22.76	0.00 (j)	22,991,913	0.26	1.72		0.51	54
23.18	5.77	44,011,421	0.23	2.38		0.57	21
23.01	9.05	39,178,390	0.21	2.52		0.64	48
21.59	15.49	11,354,942	0.19	2.15	(i)	1.12	16
19.09	0.56	8,126,493	0.25	2.17		1.46	53

22.78	0.11	322,860,032	0.16	1.84		0.41	54
23.20	5.87	209,571,114	0.13	2.53		0.47	21
23.03	9.23	123,240,861	0.11	2.41		0.55	48
21.59	15.54	41,752,071	0.09	2.62	(i)	0.94	16
19.10	0.66	8,100,832	0.21	2.52		1.33	53

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2060 Fund
Class I
Year Ended June 30, 2020	$17.96	$0.23		$(0.26)	$(0.03)	$(0.26)	$(0.04)	$(0.30)
Year Ended June 30, 2019	17.49	0.32		0.66	0.98	(0.35)	(0.16)	(0.51)
Year Ended June 30, 2018	16.38	0.34		1.16	1.50	(0.39)	— (h)	(0.39)
August 31, 2016 (j) through June 30, 2017	15.00	0.30	(k)	1.38	1.68	(0.30)	—	(0.30)

Class R2
Year Ended June 30, 2020	17.94	0.16		(0.28)	(0.12)	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2019	17.49	0.29		0.59	0.88	(0.27)	(0.16)	(0.43)
Year Ended June 30, 2018	16.38	0.25		1.16	1.41	(0.30)	— (h)	(0.30)
August 31, 2016 (j) through June 30, 2017	15.00	0.24	(k)	1.37	1.61	(0.23)	—	(0.23)

Class R3
Year Ended June 30, 2020	17.92	0.23		(0.30)	(0.07)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2019	17.48	0.39		0.53	0.92	(0.32)	(0.16)	(0.48)
Year Ended June 30, 2018	16.38	0.29		1.16	1.45	(0.35)	— (h)	(0.35)
May 31, 2017 (l) through June 30, 2017	16.36	0.09	(k)	0.03	0.12	(0.10)	—	(0.10)

Class R4
Year Ended June 30, 2020	17.97	0.28		(0.30)	(0.02)	(0.26)	(0.04)	(0.30)
Year Ended June 30, 2019	17.48	0.41		0.57	0.98	(0.33)	(0.16)	(0.49)
Year Ended June 30, 2018	16.38	0.41		1.08	1.49	(0.39)	— (h)	(0.39)
May 31, 2017 (l) through June 30, 2017	16.36	0.10	(k)	0.02	0.12	(0.10)	—	(0.10)

Class R5
Year Ended June 30, 2020	17.94	0.31		(0.31)	— (h)	(0.30)	(0.04)	(0.34)
Year Ended June 30, 2019	17.49	0.58		0.42	1.00	(0.39)	(0.16)	(0.55)
Year Ended June 30, 2018	16.38	0.58		0.95	1.53	(0.42)	— (h)	(0.42)
August 31, 2016 (j) through June 30, 2017	15.00	0.34	(k)	1.36	1.70	(0.32)	—	(0.32)

Class R6
Year Ended June 30, 2020	17.95	0.33		(0.32)	0.01	(0.31)	(0.04)	(0.35)
Year Ended June 30, 2019	17.49	0.46		0.56	1.02	(0.40)	(0.16)	(0.56)
Year Ended June 30, 2018	16.38	0.48		1.06	1.54	(0.43)	— (h)	(0.43)
August 31, 2016 (j) through June 30, 2017	15.00	0.37	(k)	1.34	1.71	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(g)	Does not include expenses of Underlying Funds.
(h)	Amount rounds to less than $0.005.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Ratios/Supplemental dataRatios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (f)(g)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (g)		Portfolio turnover rate (d)

$17.63	(0.19)%	$249,542	0.41%		1.27%		1.77%		53%
17.96	5.83	534,035	0.38		1.87		1.53		34
17.49	9.18	1,191,200	0.37	(i)	1.97	(i)	5.09	(i)	79
16.38	11.31	1,010,299	0.36	(i)	2.35	(i)(k)	14.52	(i)	73

17.61	(0.74)	26,869	0.91		0.89		1.61		53
17.94	5.28	41,053	0.89		1.68		2.20		34
17.49	8.63	24,087	0.87	(i)	1.45	(i)	6.08	(i)	79
16.38	10.86	22,175	0.86	(i)	1.84	(i)(k)	15.55	(i)	73

17.58	(0.46)	1,205,088	0.66		1.28		1.18		53
17.92	5.51	830,174	0.64		2.25		1.58		34
17.48	8.85	256,273	0.63	(i)	1.64	(i)	3.29	(i)	79
16.38	0.73	20,143	0.59	(i)	6.91	(i)(k)	7.00	(i)	73

17.65	(0.17)	255,311	0.41		1.52		0.97		53
17.97	5.80	359,791	0.38		2.37		1.58		34
17.48	9.13	911,346	0.37	(i)	2.32	(i)	3.61	(i)	79
16.38	0.75	20,148	0.34	(i)	7.16	(i)(k)	6.75	(i)	73

17.60	(0.06)	3,778,713	0.26		1.74		0.81		53
17.94	5.95	4,129,109	0.24		3.33		1.18		34
17.49	9.36	633,283	0.22	(i)	3.30	(i)	3.91	(i)	79
16.38	11.47	49,248	0.20	(i)	2.60	(i)(k)	14.60	(i)	73

17.61	0.04	71,093,228	0.16		1.84		0.67		53
17.95	6.09	35,216,946	0.14		2.62		1.10		34
17.49	9.45	10,799,459	0.12	(i)	2.69	(i)	3.38	(i)	79
16.38	11.54	1,076,023	0.08	(i)	2.76	(i)(k)	10.55	(i)	73

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartRetirement® Blend Income Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartRetirement® Blend 2060 Fund	Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments. The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$120,650,285	$—	$—	$120,650,285
Investment Companies	344,695,879	—	—	344,695,879
U.S. Treasury Obligations	—	4,456,771	—	4,456,771
Short-Term Investments Investment Companies	21,682,142	—	—	21,682,142

Total Investments in Securities	$487,028,306	$4,456,771	$—	$491,485,077

Appreciation in Other Financial Instruments
Futures Contracts	$708,339	$175,144	$—	$883,483

Depreciation in Other Financial Instruments
Futures Contracts	$(105,677)	$(82,286)	$—	$(187,963)

JPMorgan SmartRetirement Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$199,463,427	$—	$—	$199,463,427
Investment Companies	694,783,898	—	—	694,783,898
U.S. Treasury Obligations	—	9,838,245	—	9,838,245
Short-Term Investments Investment Companies	45,431,750	—	—	45,431,750

Total Investments in Securities	$939,679,075	$9,838,245	$—	$949,517,320

Appreciation in Other Financial Instruments
Futures Contracts	$1,577,765	$337,429	$—	$1,915,194

Depreciation in Other Financial Instruments
Futures Contracts	$(184,146)	$(159,091)	$—	$(343,237)

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued

JPMorgan SmartRetirement Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$293,235,796	$—	$—	$293,235,796
Investment Companies	948,106,962	—	—	948,106,962
U.S. Treasury Obligations	—	14,408,134	—	14,408,134
Short-Term Investments Investment Companies	32,926,726	—	—	32,926,726

Total Investments in Securities	$1,274,269,484	$14,408,134	$—	$1,288,677,618

Appreciation in Other Financial Instruments
Futures Contracts	$2,303,242	$462,765	$—	$2,766,007

Depreciation in Other Financial Instruments
Futures Contracts	$(242,311)	$(218,062)	$—	$(460,373)

JPMorgan SmartRetirement Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$411,031,694	$—	$—	$411,031,694
Investment Companies	997,729,829	—	—	997,729,829
U.S. Treasury Obligations	—	14,684,947	—	14,684,947
Short-Term Investments Investment Companies	36,711,334	—	—	36,711,334

Total Investments in Securities	$1,445,472,857	$14,684,947	$—	$1,460,157,804

Appreciation in Other Financial Instruments
Futures Contracts	$2,494,767	$521,693	$—	$3,016,460

Depreciation in Other Financial Instruments
Futures Contracts	$(291,073)	$(245,493)	$—	$(536,566)

JPMorgan SmartRetirement Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$385,625,918	$—	$—	$385,625,918
Investment Companies	724,533,540	—	—	724,533,540
U.S. Treasury Obligations	—	11,587,404	—	11,587,404
Short-Term Investments Investment Companies	30,143,240	—	—	30,143,240

Total Investments in Securities	$1,140,302,698	$11,587,404	$—	$1,151,890,102

Appreciation in Other Financial Instruments
Futures Contracts	$1,787,432	$412,424	$—	$2,199,856

Depreciation in Other Financial Instruments
Futures Contracts	$(225,025)	$(194,747)	$—	$(419,772)

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$405,506,468	$—	$—	$405,506,468
Investment Companies	646,470,353	—	—	646,470,353
U.S. Treasury Obligations	—	11,793,164	—	11,793,164
Short-Term Investments Investment Companies	39,297,315	—	—	39,297,315

Total Investments in Securities	$1,091,274,136	$11,793,164	$—	$1,103,067,300

Appreciation in Other Financial Instruments
Futures Contracts	$1,910,539	$395,280	$—	$2,305,819

Depreciation in Other Financial Instruments
Futures Contracts	$(218,277)	$(186,522)	$—	$(404,799)

JPMorgan SmartRetirement Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$321,544,194	$—	$—	$321,544,194
Investment Companies	444,993,643	—	—	444,993,643
U.S. Treasury Obligations	—	8,164,498	—	8,164,498
Short-Term Investments Investment Companies	24,894,904	—	—	24,894,904

Total Investments in Securities	$791,432,741	$8,164,498	$—	$799,597,239

Appreciation in Other Financial Instruments
Futures Contracts	$1,243,886	$287,094	$—	$1,530,980

Depreciation in Other Financial Instruments
Futures Contracts	$(179,746)	$(135,776)	$—	$(315,522)

JPMorgan SmartRetirement Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$252,192,935	$—	$—	$252,192,935
Investment Companies	364,580,450	—	—	364,580,450
U.S. Treasury Obligations	—	7,314,092	—	7,314,092
Short-Term Investments Investment Companies	27,278,350	—	—	27,278,350

Total Investments in Securities	$644,051,735	$7,314,092	$—	$651,365,827

Appreciation in Other Financial Instruments
Futures Contracts	$1,184,750	$234,605	$—	$1,419,355

Depreciation in Other Financial Instruments
Futures Contracts	$(131,365)	$(111,089)	$—	$(242,454)

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$144,593,620	$—	$—	$144,593,620
Investment Companies	196,102,277	—	—	196,102,277
U.S. Treasury Obligations	—	3,676,305	—	3,676,305
Short-Term Investments Investment Companies	12,617,403	—	—	12,617,403

Total Investments in Securities	$353,313,300	$3,676,305	$—	$356,989,605

Appreciation in Other Financial Instruments
Futures Contracts	$589,180	$127,484	$—	$716,664

Depreciation in Other Financial Instruments
Futures Contracts	$(83,197)	$(60,343)	$—	$(143,540)

JPMorgan SmartRetirement Blend 2060 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Exchange-Traded Funds	$30,213,723	$—	$—	$30,213,723
Investment Companies	42,204,397	—	—	42,204,397
U.S. Treasury Obligations	—	1,027,784	—	1,027,784
Short-Term Investments Investment Companies	3,293,083	—	—	3,293,083

Total Investments in Securities	$75,711,203	$1,027,784	$—	$76,738,987

Appreciation in Other Financial Instruments
Futures Contracts	$154,137	$27,318	$—	$181,455

Depreciation in Other Financial Instruments
Futures Contracts	$(15,426)	$(12,541)	$—	$(27,967)

B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into the Underlying Funds and ETFs. Reinvestment amounts are included in the purchase cost amounts in the tables below.

JPMorgan SmartRetirement Blend Income Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$49,529,602	$—	$—	$(434,073)	$49,095,529	1,065,210	$12,431	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	6,065,740	8,450,774	4,975,555	23,398	(1,542,656)	8,021,701	112,459	240,568	9,551
JPMorgan Core Bond Fund Class R6 Shares (a)	100,253,822	24,141,076	47,371,352	1,198,419	3,390,978	81,612,943	6,592,322	2,770,825	498,691
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	40,705,798	367,525	41,589,380	2,114,644	(1,598,587)	—	—	367,526	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	24,134,451	—	—	1,029,253	25,163,704	2,353,948	99,047	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,177,872	2,555,131	5,561,863	(822,519)	(109,924)	4,238,697	556,259	401,810	—

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend Income Fund (continued)

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$8,096,396	$1,974,597	$4,907,423	$(796,688)	$(222,336)	$4,144,546	542,480	$436,970	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	54,707,300	24,488,275	10,708,843	(608,573)	3,292,953	71,171,112	1,507,543	1,494,417	129,620
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	10,249,046	350,799	4,078,367	(147,974)	(374,507)	5,998,997	711,625	350,799	—
JPMorgan High Yield Fund Class R6 Shares (a)	34,741,180	9,591,175	5,814,440	(245,830)	(2,762,600)	35,509,485	5,372,085	1,931,232	—
JPMorgan Income Fund Class R6 Shares (a)	2,944,841	7,855,871	1,340,660	(2,175)	(419,614)	9,038,263	998,703	346,160	2,146
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	—	40,384,072	3,651,219	(98,926)	290,909	36,924,836	3,543,650	353,590	—
JPMorgan Managed Income Fund Class L Shares (a)	12,559,227	5,261,974	17,344,712	22,419	(51,004)	447,904	44,568	136,805	2,968
JPMorgan Realty Income Fund Class R6 Shares (a)	363,929	—	378,256	73,079	(58,752)	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	6,345,483	70,920,278	7,437,823	(60,498)	677,952	70,445,392	7,262,412	1,375,614	—
JPMorgan U.S. Aggregate Bond ETF (a)	—	36,619,313	3,635,647	(34,602)	1,132,814	34,081,878	1,218,080	236,269	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	11,354,558	255,422,160	245,094,576	—	—	21,682,142	21,682,142	231,610	—

Total	$296,565,192	$562,047,073	$403,890,116	$614,174	$2,240,806	$457,577,129		$10,785,673	$642,976

JPMorgan SmartRetirement Blend 2020 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$103,671,430	$—	$—	$(908,567)	$102,762,863	2,229,613	$26,019	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	14,422,957	16,036,802	9,615,507	36,800	(3,333,800)	17,547,252	246,001	539,900	22,635
JPMorgan Core Bond Fund Class R6 Shares (a)	213,677,011	47,631,262	69,623,755	1,549,514	9,358,072	202,592,104	16,364,467	6,376,895	1,182,777
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	89,906,174	831,275	91,693,971	3,864,816	(2,908,294)	—	—	831,275	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	46,129,152	—	—	1,967,499	48,096,651	4,499,219	189,345	—

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement Blend 2020 Fund (continued)

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	$14,835,381	$5,284,413	$10,434,553	$(1,557,196)	$(318,787)	$7,809,258	1,024,837	$746,446	$—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	15,528,157	4,264,973	10,248,028	(1,834,216)	20,098	7,730,984	1,011,909	800,207	—
JPMorgan Equity Index Fund Class R6 Shares (a)	125,260,448	45,319,233	36,389,122	(1,202,638)	6,712,623	139,700,544	2,959,130	3,079,263	271,984
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	16,224,636	553,162	6,528,889	(236,361)	(585,797)	9,426,751	1,118,239	553,162	—
JPMorgan High Yield Fund Class R6 Shares (a)	62,345,040	26,168,923	14,577,213	(812,937)	(5,325,632)	67,798,181	10,256,911	3,556,217	—
JPMorgan Income Fund Class R6 Shares (a)	7,120,210	9,335,685	1,353,636	(170,798)	(600,597)	14,330,864	1,583,521	631,318	3,624
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	—	69,448,422	7,448,541	(273,566)	451,959	62,178,274	5,967,205	592,100	—
JPMorgan Managed Income Fund Class L Shares (a)	24,717,834	10,579,285	34,323,183	(71,758)	(90,646)	811,532	80,749	459,736	14,411
JPMorgan Realty Income Fund Class R6 Shares (a)	531,662	—	552,590	118,167	(97,239)	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	12,181,219	134,511,975	13,433,650	(241,077)	1,290,288	134,308,755	13,846,263	2,649,180	—
JPMorgan U.S. Aggregate Bond ETF (a)	—	21,264,718	3,272,191	27,922	622,877	18,643,326	666,309	133,273	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	29,802,822	412,546,752	396,917,824	—	—	45,431,750	45,431,750	334,142	—

Total	$626,553,551	$953,577,462	$706,412,653	$(803,328)	$6,254,057	$879,169,089		$21,498,478	$1,495,431

JPMorgan SmartRetirement Blend 2025 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$196,709,023	$—	$—	$(1,723,941)	$194,985,082	4,230,529	$49,370	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	25,778,765	27,817,183	14,214,772	31,463	(6,362,811)	33,049,828	463,337	988,936	43,853
JPMorgan Core Bond Fund Class R6 Shares (a)	249,663,898	79,197,257	77,432,204	508,227	12,574,864	264,512,042	21,366,078	7,726,061	1,460,187
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	107,899,891	996,729	110,047,731	4,426,013	(3,274,902)	—	—	996,729	—

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2025 Fund (continued)

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Corporate Bond Fund Class R6 Shares (a)	$—	$55,414,812	$—	$—	$2,365,799	$57,780,611	5,405,109	$227,304	$—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	17,950,790	4,543,430	11,367,616	(1,654,825)	(513,614)	8,958,165	1,175,612	878,689	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	49,434,832	31,643,611	11,405,669	58,200	(3,833,940)	65,897,034	4,126,301	419,187	115,887
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	16,108,392	8,354,405	13,616,891	(2,039,120)	61,025	8,867,811	1,160,708	904,833	—
JPMorgan Equity Index Fund Class R6 Shares (a)	232,637,396	84,757,398	68,804,706	(1,887,732)	12,257,975	258,960,331	5,485,286	5,780,519	527,979
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	6,315,063	3,858,920	—	—	(737,235)	9,436,748	1,119,424	410,124	—
JPMorgan High Yield Fund Class R6 Shares (a)	69,779,539	30,360,942	26,924,943	(798,851)	(5,048,023)	67,368,664	10,191,931	3,535,514	—
JPMorgan Income Fund Class R6 Shares (a)	7,900,549	5,511,790	—	—	(709,763)	12,702,576	1,403,600	551,125	3,227
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	—	33,074,762	3,993,927	(322,825)	220,588	28,978,598	2,781,055	266,833	—
JPMorgan Managed Income Fund Class L Shares (a)	21,009,871	8,677,545	28,867,385	85,852	(88,094)	817,789	81,372	159,063	5,046
JPMorgan Realty Income Fund Class R6 Shares (a)	4,338,395	—	4,509,174	784,401	(613,622)	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	13,995,106	175,077,278	26,539,035	(293,287)	1,586,531	163,826,593	16,889,339	3,121,591	—
JPMorgan U.S. Aggregate Bond ETF (a)	—	6,800,073	1,637,766	(44,203)	175,964	5,294,068	189,209	39,143	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	26,034,471	505,405,292	498,513,037	—	—	32,926,726	32,926,726	328,347	—

Total	$848,846,958	$1,258,200,450	$897,874,856	$(1,146,687)	$6,336,801	$1,214,362,666		$26,383,368	$2,156,179

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement Blend 2030 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$279,975,164	$2,170,874	$(14,415)	$(2,434,526)	$275,355,349	5,974,297	$70,269	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	32,879,883	37,191,122	14,328,636	(8,221)	(9,276,134)	46,458,014	651,311	1,315,007	56,356
JPMorgan Core Bond Fund Class R6 Shares (a)	197,914,411	84,472,740	56,875,580	249,150	11,074,461	236,835,182	19,130,467	6,533,517	1,180,748
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	89,977,993	845,848	91,736,076	3,520,522	(2,608,287)	—	—	845,848	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	48,166,749	—	—	2,057,794	50,224,543	4,698,273	197,518	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,763,507	6,101,616	9,195,912	(1,676,237)	(498,402)	8,494,572	1,114,773	769,934	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	65,226,238	40,353,272	6,061,727	(30,656)	(5,240,117)	94,247,010	5,901,503	567,331	156,843
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	15,597,271	6,276,212	11,608,959	(2,037,860)	180,849	8,407,513	1,100,460	826,916	—
JPMorgan Equity Index Fund Class R6 Shares (a)	310,440,705	113,943,738	58,973,731	(2,072,093)	17,904,424	381,243,043	8,075,472	7,985,324	695,453
JPMorgan High Yield Fund Class R6 Shares (a)	65,618,172	31,009,149	26,676,444	(883,032)	(4,723,767)	64,344,078	9,734,354	3,281,633	—
JPMorgan Income Fund Class R6 Shares (a)	—	7,074,400	—	—	(394,880)	6,679,520	738,069	203,212	1,697
JPMorgan Managed Income Fund Class L Shares (a)	26,953,893	12,227,077	38,402,012	96,435	(102,736)	772,657	76,881	152,091	2,058
JPMorgan Realty Income Fund Class R6 Shares (a)	5,646,678	—	5,868,957	1,043,909	(821,630)	—	—	—	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	11,254,035	152,317,454	18,199,049	(288,978)	1,398,249	146,481,711	15,101,207	2,674,275	—
JPMorgan U.S. Aggregate Bond ETF (a)	—	7,708,628	1,789,374	(48,295)	201,848	6,072,807	217,041	44,744	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	20,536,686	554,782,121	538,607,473	—	—	36,711,334	36,711,334	358,889	—

Total	$855,809,472	$1,382,445,290	$880,494,804	$(2,149,771)	$6,717,146	$1,362,327,333		$25,826,508	$2,093,155

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2035 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$255,233,008	$—	$—	$(2,236,840)	$252,996,168	5,489,177	$64,059	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	31,551,190	29,893,887	7,723,636	13,313	(8,508,681)	45,226,073	634,040	1,234,649	55,416
JPMorgan Core Bond Fund Class R6 Shares (a)	99,630,316	14,009,301	60,701,038	1,827,448	1,522,788	56,288,815	4,546,754	1,870,911	252,218
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	66,767,053	109,705,110	44,848,778	(27,170)	4,308,839	135,905,054	15,585,442	4,029,543	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	37,749,125	—	—	1,614,825	39,363,950	3,682,315	154,721	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	8,109,433	2,716,105	4,883,641	(890,109)	(268,430)	4,783,358	627,737	431,807	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	63,118,975	39,286,413	12,235,088	(192,557)	(3,937,881)	86,039,862	5,387,593	595,202	164,548
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	9,171,354	2,461,557	5,733,436	(1,045,077)	(121,162)	4,733,236	619,533	490,769	—
JPMorgan Equity Index Fund Class R6 Shares (a)	303,714,729	93,624,629	55,375,909	(1,771,688)	16,515,198	356,706,959	7,555,750	7,558,025	662,963
JPMorgan High Yield Fund Class R6 Shares (a)	35,489,673	12,232,634	4,431,970	(107,029)	(3,075,339)	40,107,969	6,067,771	2,027,414	—
JPMorgan Managed Income Fund Class L Shares (a)	15,316,683	17,371,313	32,078,538	54,755	(59,876)	604,337	60,133	184,577	6,302
JPMorgan Realty Income Fund Class R6 Shares (a)	6,310,571	—	6,558,985	1,060,694	(812,280)	—	—	—	—
JPMorgan U.S. Aggregate Bond ETF (a)	—	6,029,066	1,527,280	31,415	155,855	4,689,056	167,586	37,650	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	17,801,922	436,752,800	424,411,482	—	—	30,143,240	30,143,240	254,224	—

Total	$656,981,899	$1,057,064,948	$660,509,781	$(1,046,005)	$5,097,016	$1,057,588,077		$18,933,551	$1,141,447

JPMorgan SmartRetirement Blend 2040 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$269,237,078	$—	$—	$(2,359,570)	$266,877,508	5,790,356	$67,573	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	32,020,022	29,475,325	4,485,038	(52,130)	(9,069,499)	47,888,680	671,368	1,287,607	55,838

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement Blend 2040 Fund (continued)

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$49,546,737	$11,712,125	$30,275,316	$957,349	$862,224	$32,803,119	2,649,686	$1,003,954	$136,967
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	33,282,422	66,743,133	22,768,860	(11,617)	2,419,888	79,664,966	9,135,891	2,201,314	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	20,508,058	—	—	877,510	21,385,568	2,000,521	84,028	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	5,275,874	2,829,923	3,838,246	(653,294)	(221,238)	3,393,019	445,278	292,596	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	67,447,971	34,866,121	6,632,530	(506,765)	(4,632,508)	90,542,289	5,669,523	613,504	169,607
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	6,309,749	1,725,511	3,952,722	(703,683)	(131,476)	3,247,379	425,050	323,073	—
JPMorgan Equity Index Fund Class R6 Shares (a)	310,779,468	92,075,080	32,769,264	(3,957,268)	17,537,383	383,665,399	8,126,782	7,902,387	681,152
JPMorgan High Yield Fund Class R6 Shares (a)	26,251,006	11,865,442	4,345,222	(271,198)	(2,319,683)	31,180,345	4,717,148	1,512,798	—
JPMorgan Managed Income Fund Class L Shares (a)	16,032,069	14,532,683	29,970,724	58,291	(64,050)	588,269	58,534	189,853	6,417
JPMorgan Realty Income Fund Class R6 Shares (a)	5,645,358	—	5,867,586	1,047,211	(824,983)	—	—	—	—
JPMorgan U.S. Aggregate Bond ETF (a)	—	5,828,680	1,637,283	33,678	145,261	4,370,336	156,195	35,863	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	12,407,567	427,758,744	400,868,996	—	—	39,297,315	39,297,315	210,222	—

Total	$564,998,243	$989,157,903	$547,411,787	$(4,059,426)	$2,219,259	$1,004,904,192		$15,724,772	$1,049,981

JPMorgan SmartRetirement Blend 2045 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$210,731,227	$—	$—	$(1,867,017)	$208,864,210	4,531,660	$52,605	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	26,966,135	20,199,417	4,299,543	(24,567)	(6,958,957)	35,882,485	503,049	1,024,706	46,946
JPMorgan Core Bond Fund Class R6 Shares (a)	22,665,553	1,623,980	13,098,524	536,105	157,642	11,884,756	959,996	411,305	57,036
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	11,941,317	24,326,642	9,113,216	10,780	839,752	28,005,275	3,211,614	827,123	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	7,406,262	—	—	317,189	7,723,451	722,493	30,333	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	3,030,615	653,955	1,614,143	(277,567)	(110,895)	1,681,965	220,730	147,301	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	—	—	—	—	—	—	—	—	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	54,659,250	33,277,986	12,942,872	(71,946)	(3,111,694)	71,810,724	4,496,601	595,653	164,673

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2045 Fund (continued)

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	$2,832,093	$2,165,069	$2,952,854	$(404,250)	$(56,605)	$1,583,453	207,258	$179,732	$—
JPMorgan Equity Index Fund Class R6 Shares (a)	260,726,854	80,875,225	49,638,617	(1,432,330)	14,106,312	304,637,444	6,452,816	6,488,442	574,150
JPMorgan High Yield Fund Class R6 Shares (a)	17,438,801	5,336,190	4,068,692	(213,617)	(1,248,337)	17,244,345	2,608,827	899,587	—
JPMorgan Managed Income Fund Class L Shares (a)	12,632,017	13,722,759	25,930,508	49,015	(51,053)	422,230	42,013	152,691	2,227
JPMorgan Realty Income Fund Class R6 Shares (a)	5,145,805	—	5,348,367	917,075	(714,513)	—	—	—	—
JPMorgan U.S. Aggregate Bond ETF (a)	—	4,250,557	—	—	146,137	4,396,694	157,137	30,125	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	16,215,784	317,964,025	309,284,905	—	—	24,894,904	24,894,904	157,160	—

Total	$434,254,224	$722,533,294	$438,292,241	$(911,302)	$1,447,961	$719,031,936		$10,996,763	$845,032

JPMorgan SmartRetirement Blend 2050 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$170,008,763	$—	$—	$(1,489,942)	$168,518,821	3,656,299	$42,669	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	19,844,516	19,296,551	2,839,794	(27,736)	(5,924,405)	30,349,132	425,475	813,099	35,052
JPMorgan Core Bond Fund Class R6 Shares (a)	14,930,950	1,942,724	7,695,658	330,702	207,402	9,716,120	784,824	303,992	42,883
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	10,272,192	17,638,673	5,709,240	5,232	688,091	22,894,948	2,625,567	661,803	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	5,985,474	—	—	256,433	6,241,907	583,901	24,510	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,210,893	660,215	1,202,698	(200,568)	(97,468)	1,370,374	179,839	111,112	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	40,784,107	23,671,012	1,926,984	(171,971)	(2,539,205)	59,816,959	3,745,583	446,344	123,395
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	2,838,486	135,387	1,391,282	(228,919)	(63,254)	1,290,418	168,903	135,387	—
JPMorgan Equity Index Fund Class R6 Shares (a)	189,124,181	74,024,916	22,774,444	(2,890,836)	11,402,504	248,886,321	5,271,898	5,025,859	430,301
JPMorgan High Yield Fund Class R6 Shares (a)	12,814,982	5,163,835	2,786,815	(149,004)	(1,026,167)	14,016,831	2,120,549	683,918	—
JPMorgan Managed Income Fund Class L Shares (a)	9,726,173	8,748,481	18,126,733	37,838	(39,187)	346,572	34,485	105,613	1,114
JPMorgan Realty Income Fund Class R6 Shares (a)	3,004,090	—	3,122,345	550,639	(432,384)	—	—	—	—
JPMorgan U.S. Aggregate Bond ETF (a)	—	3,444,114	834,066	17,156	90,325	2,717,529	97,124	21,635	—

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement Blend 2050 Fund (continued)

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	$14,104,463	$241,377,769	$228,203,882	$—	$—	$27,278,350	27,278,350	$131,813	$—

Total	$319,655,033	$572,097,914	$296,613,941	$(2,727,467)	$1,032,743	$593,444,282		$8,507,754	$632,745

JPMorgan SmartRetirement Blend 2055 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$96,648,025	$—	$—	$(851,803)	$95,796,222	2,078,460	$24,256	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	9,960,235	11,546,534	2,268,881	(31,267)	(3,167,072)	16,039,549	224,864	430,255	18,909
JPMorgan Core Bond Fund Class R6 Shares (a)	7,801,639	1,059,736	3,837,339	170,876	114,511	5,309,423	428,871	160,628	23,035
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	5,522,937	9,667,448	3,055,721	847	374,985	12,510,496	1,434,690	357,424	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	3,248,186	—	—	139,234	3,387,420	316,877	13,298	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	1,110,130	521,129	715,618	(124,175)	(47,863)	743,603	97,586	65,103	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	21,896,458	16,654,036	4,084,840	19,589	(1,226,577)	33,258,666	2,082,571	240,956	66,614
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	1,407,476	67,497	635,470	(100,920)	(38,573)	700,010	91,624	67,496	—
JPMorgan Equity Index Fund Class R6 Shares (a)	98,950,451	48,380,334	19,789,896	(1,334,376)	6,124,489	132,331,002	2,803,029	2,672,840	232,571
JPMorgan High Yield Fund Class R6 Shares (a)	6,477,335	2,312,764	536,612	(9,077)	(561,267)	7,683,143	1,162,351	355,954	—
JPMorgan Managed Income Fund Class L Shares (a)	4,803,247	3,781,801	8,406,134	19,039	(19,439)	178,514	17,763	51,248	843
JPMorgan Realty Income Fund Class R6 Shares (a)	1,547,217	—	1,608,123	263,961	(203,055)	—	—	—	—
JPMorgan U.S. Aggregate Bond ETF (a)	—	1,809,591	445,131	(12,014)	46,498	1,398,944	49,998	10,365	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	4,510,805	147,177,274	139,070,676	—	—	12,617,403	12,617,403	68,522	—

Total	$163,987,930	$342,874,355	$184,454,441	$(1,137,517)	$684,068	$321,954,395		$4,518,345	$341,972

JPMorgan SmartRetirement Blend 2060 Fund

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$—	$20,047,395	$—	$—	$(177,397)	$19,869,998	431,113	$5,031	$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	1,494,380	3,134,595	315,770	(8,411)	(682,157)	3,622,637	50,787	82,965	3,273

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2060 Fund (continued)

For the year ended June 30, 2020
Security Description	Value at June 30, 2019	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2020	Shares at June 30, 2020	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,305,989	$496,191	$727,918	$28,679	$24,308	$1,127,249	91,054	$28,627	$4,302
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	637,132	2,296,170	343,475	(3,003)	69,164	2,655,988	304,586	65,097	—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	—	670,485	—	—	28,776	699,261	65,413	2,743	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	151,489	121,790	91,040	(14,995)	(11,171)	156,073	20,482	10,529	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,310,217	3,911,438	502,815	4,108	(271,831)	6,451,117	403,952	41,979	11,605
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	151,626	200,566	170,437	(24,251)	(10,381)	147,123	19,257	13,445	—
JPMorgan Equity Index Fund Class R6 Shares (a)	16,198,980	15,610,755	3,382,792	(243,378)	1,138,899	29,322,464	621,107	508,867	40,335
JPMorgan High Yield Fund Class R6 Shares (a)	903,336	928,597	73,889	(614)	(112,308)	1,645,122	248,884	66,120	—
JPMorgan Realty Income Fund Class R6 Shares (a)	307,951	—	320,074	52,854	(40,731)	—	—	—	—
JPMorgan U.S. Aggregate Bond ETF (a)	—	445,108	78,228	(2,111)	9,324	374,093	13,370	2,129	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.14% (a) (b)	1,035,598	37,960,425	35,702,940	—	—	3,293,083	3,293,083	14,574	—

Total	$25,496,698	$85,823,515	$41,709,378	$(211,122)	$(35,505)	$69,364,208		$842,106	$59,515

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2020.

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

D. Futures Contracts — The Funds used treasury and index futures contracts to manage and hedge interest rate and equity price risk associated with portfolio investments. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2020:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend Income Fund
Long Futures Contracts:
Equity	$17,801,154		$21,390,511
Interest Rate	38,399,166		52,456,016

Short Futures Contracts:
Equity	12,487,533		7,159,242
Interest Rate	26,048,369	(a)	12,667,328

JPMorgan SmartRetirement Blend 2020 Fund
Long Futures Contracts:
Equity	48,488,674		54,413,349
Interest Rate	75,287,630		95,867,891

Short Futures Contracts:
Equity	23,722,275		13,314,837
Interest Rate	51,159,885	(a)	24,147,094

JPMorgan SmartRetirement Blend 2025 Fund
Long Futures Contracts:
Equity	70,126,917		90,254,427
Interest Rate	94,888,299		127,035,391

Short Futures Contracts:
Equity	30,417,811		14,786,337
Interest Rate	67,784,441	(a)	33,053,808

JPMorgan SmartRetirement Blend 2030 Fund
Long Futures Contracts:
Equity	74,238,888		93,898,431
Interest Rate	89,462,045		123,278,594

Short Futures Contracts:
Equity	32,594,172		16,032,011
Interest Rate	75,328,549	(a)	37,408,202

JPMorgan SmartRetirement Blend 2035 Fund
Long Futures Contracts:
Equity	56,163,769		76,408,968
Interest Rate	47,421,218	(a)	38,681,094

Short Futures Contracts:
Equity	23,735,145		13,245,714
Interest Rate	47,116,407	(a)	29,689,050

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2040 Fund
Long Futures Contracts:
Equity	$53,532,274		$82,430,600
Interest Rate	43,879,513	(a)	36,176,562

Short Futures Contracts:
Equity	22,065,511		11,086,581
Interest Rate	44,810,051	(a)	28,501,487

JPMorgan SmartRetirement Blend 2045 Fund
Long Futures Contracts:
Equity	39,845,738		56,539,836
Interest Rate	30,734,555	(a)	25,601,875

Short Futures Contracts:
Equity	16,363,785		7,529,490
Interest Rate	32,850,702	(a)	20,584,408

JPMorgan SmartRetirement Blend 2050 Fund
Long Futures Contracts:
Equity	32,713,244		51,865,875
Interest Rate	26,117,542	(a)	20,731,953

Short Futures Contracts:
Equity	13,049,961		6,160,492
Interest Rate	26,470,972	(a)	16,823,795

JPMorgan SmartRetirement Blend 2055 Fund
Long Futures Contracts:
Equity	16,359,662		25,790,336
Interest Rate	13,587,958	(a)	11,826,953

Short Futures Contracts:
Equity	6,734,121		3,346,440
Interest Rate	14,032,796	(a)	9,302,569

JPMorgan SmartRetirement Blend 2060 Fund
Long Futures Contracts:
Equity	4,347,008	(b)	6,450,345
Interest Rate	2,644,062	(a)	2,504,531

Short Futures Contracts:
Equity	1,640,395	(b)	777,379
Interest Rate	2,652,165	(a)	1,979,270

(a)	For the period December 1, 2019 through June 30, 2020.
(b)	For the period October 1, 2019 through June 30, 2020.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

E. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2020 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Blend Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$666,377
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	217,106

Total		$883,483

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(97,735)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(90,228)

Total		$(187,963)

JPMorgan SmartRetirement Blend 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,532,407
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	382,787

Total		$1,915,194

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(171,107)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(172,130)

Total		$(343,237)

JPMorgan SmartRetirement Blend 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,314,534
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	451,473

Total		$2,766,007

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(218,062)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(242,311)

Total		$(460,373)

JPMorgan SmartRetirement Blend 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,584,930
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	431,530

Total		$3,016,460

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(257,509)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(279,057)

Total		$(536,566)

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,046,854
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	153,002

Total		$2,199,856

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(194,747)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(225,025)

Total		$(419,772)

JPMorgan SmartRetirement Blend 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,146,170
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	159,649

Total		$2,305,819

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(186,522)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(218,277)

Total		$(404,799)

JPMorgan SmartRetirement Blend 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,429,203
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	101,777

Total		$1,530,980

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(157,346)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(158,176)

Total		$(315,522)

JPMorgan SmartRetirement Blend 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$1,337,308
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	82,047

Total		$1,419,355

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(112,171)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(130,283)

Total		$(242,454)

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement Blend 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$664,608
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	52,056

Total		$716,664

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(70,587)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(72,953)

Total		$(143,540)

JPMorgan SmartRetirement Blend 2060 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$168,766
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	12,689

Total		$181,455

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(12,541)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(15,426)

Total		$(27,967)

(a)

This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2020, by primary underlying risk exposure:

JPMorgan SmartRetirement Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,163,028)
Interest rate contracts	2,659,931

Total	$1,496,903

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$598,381
Interest rate contracts	7,079

Total	$605,460

98	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(836,634)
Interest rate contracts	5,482,357

Total	$4,645,723

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,115,668
Interest rate contracts	(58,222)

Total	$1,057,446

JPMorgan SmartRetirement Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$338,778
Interest rate contracts	6,350,649

Total	$6,689,427

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,637,713
Interest rate contracts	(118,278)

Total	$1,519,435

JPMorgan SmartRetirement Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,587,081)
Interest rate contracts	5,397,491

Total	$3,810,410

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,799,082
Interest rate contracts	(31,211)

Total	$1,767,871

JPMorgan SmartRetirement Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$661,537
Interest rate contracts	(37,221)

Total	$624,316

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,363,560
Interest rate contracts	(72,023)

Total	$1,291,537

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

JPMorgan SmartRetirement Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(669,781)
Interest rate contracts	(97,119)

Total	$(766,900)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,576,434
Interest rate contracts	(58,628)

Total	$1,517,806

JPMorgan SmartRetirement Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,551,575)
Interest rate contracts	(281,072)

Total	$(1,832,647)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$840,228
Interest rate contracts	(56,399)

Total	$783,829

JPMorgan SmartRetirement Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$607,081
Interest rate contracts	(33,802)

Total	$573,279

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$894,838
Interest rate contracts	(48,236)

Total	$846,602

JPMorgan SmartRetirement Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(377,373)
Interest rate contracts	(21,606)

Total	$(398,979)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$485,308
Interest rate contracts	(20,897)

Total	$464,411

100	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

JPMorgan SmartRetirement Blend 2060 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$69,354
Interest rate contracts	1,163

Total	$70,517

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$156,225
Interest rate contracts	(2,737)

Total	$153,488

The Funds’ derivatives contracts held at June 30, 2020 are not accounted for as hedging instruments under GAAP.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2020 are as follows:

	Class I	Class R2	Class R3	Class R4	Class R5	Class R6	Total
JPMorgan SmartRetirement Blend Income Fund
Transfer agency fees	$2,024	$745	$102	$107	$978	$9,485	$13,441
JPMorgan SmartRetirement Blend 2020 Fund
Transfer agency fees	687	122	52	71	1,731	11,463	14,126
JPMorgan SmartRetirement Blend 2025 Fund
Transfer agency fees	1,172	145	1,785	107	1,998	14,292	19,499
JPMorgan SmartRetirement Blend 2030 Fund
Transfer agency fees	1,039	117	307	101	2,297	15,273	19,134
JPMorgan SmartRetirement Blend 2035 Fund
Transfer agency fees	1,053	141	32	172	1,615	13,889	16,902
JPMorgan SmartRetirement Blend 2040 Fund
Transfer agency fees	1,495	138	24	57	1,716	13,255	16,685
JPMorgan SmartRetirement Blend 2045 Fund
Transfer agency fees	851	141	22	81	1,419	11,899	14,413
JPMorgan SmartRetirement Blend 2050 Fund
Transfer agency fees	1,035	167	24	93	1,306	10,970	13,595
JPMorgan SmartRetirement Blend 2055 Fund
Transfer agency fees	1,772	574	17	104	1,063	9,940	13,470
JPMorgan SmartRetirement Blend 2060 Fund
Transfer agency fees	2,512	45	72	96	1,412	5,425	9,562

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2020, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Blend Income Fund	$1	$(156,350)	$156,349
JPMorgan SmartRetirement Blend 2020 Fund	—	(316,066)	316,066
JPMorgan SmartRetirement Blend 2025 Fund	—	(525,104)	525,104
JPMorgan SmartRetirement Blend 2030 Fund	(1)	(557,115)	557,116
JPMorgan SmartRetirement Blend 2035 Fund	—	(656,956)	656,956
JPMorgan SmartRetirement Blend 2040 Fund	1	(748,493)	748,492
JPMorgan SmartRetirement Blend 2045 Fund	—	(329,694)	329,694
JPMorgan SmartRetirement Blend 2050 Fund	1	(204,394)	204,393
JPMorgan SmartRetirement Blend 2055 Fund	(1)	(258,525)	258,526
JPMorgan SmartRetirement Blend 2060 Fund	—	(42,758)	42,758

The reclassification for the Funds relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2020, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class R2 and Class R3 Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

Class R2	Class R3
0.50%	0.25%

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6

102	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class I	Class R2	Class R3	Class R4	Class R5
0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class I	Class R2	Class R3	Class R4	Class R5	Class R6
0.54%	1.04%	0.79%	0.54%	0.39%	0.29%

The expense limitation agreements were in effect for the year ended June 30, 2020 and are in place until at least October 31, 2020.

The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.

For the year ended June 30, 2020, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$1,196,627	$161,262	$2,370	$1,360,259	$318,578
JPMorgan SmartRetirement Blend 2020 Fund	2,358,529	231,564	2,169	2,592,262	538,664
JPMorgan SmartRetirement Blend 2025 Fund	3,122,503	302,724	4,166	3,429,393	372,995
JPMorgan SmartRetirement Blend 2030 Fund	3,279,466	300,645	2,739	3,582,850	11,953
JPMorgan SmartRetirement Blend 2035 Fund	2,397,078	273,419	2,592	2,673,089	12,668
JPMorgan SmartRetirement Blend 2040 Fund	1,945,199	246,926	2,990	2,195,115	12,184
JPMorgan SmartRetirement Blend 2045 Fund	1,350,891	207,338	2,145	1,560,374	10,844
JPMorgan SmartRetirement Blend 2050 Fund	1,080,009	181,628	2,264	1,263,901	10,276
JPMorgan SmartRetirement Blend 2055 Fund	647,878	146,553	2,173	796,604	10,394
JPMorgan SmartRetirement Blend 2060 Fund	144,778	43,434	1,679	189,891	111,685

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2020, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Blend Income Fund	$356,746,296	$298,374,428	$5,909,245	$3,098,448
JPMorgan SmartRetirement Blend 2020 Fund	602,295,723	520,731,925	12,266,930	6,251,729
JPMorgan SmartRetirement Blend 2025 Fund	899,907,778	740,212,404	15,340,646	5,651,187
JPMorgan SmartRetirement Blend 2030 Fund	941,992,336	669,518,456	17,228,076	6,843,372
JPMorgan SmartRetirement Blend 2035 Fund	767,847,107	581,663,425	9,835,209	3,975,529
JPMorgan SmartRetirement Blend 2040 Fund	659,713,818	442,398,796	9,353,801	3,689,862
JPMorgan SmartRetirement Blend 2045 Fund	520,340,172	413,328,955	6,918,459	2,622,897
JPMorgan SmartRetirement Blend 2050 Fund	402,404,339	263,625,313	5,574,148	2,273,946
JPMorgan SmartRetirement Blend 2055 Fund	257,908,846	166,012,897	2,926,856	1,379,274
JPMorgan SmartRetirement Blend 2060 Fund	64,616,481	29,472,603	734,778	20,002

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2020 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$478,783,720	$20,247,056	$6,850,179	$13,396,877
JPMorgan SmartRetirement Blend 2020 Fund	925,617,390	40,137,843	14,665,956	25,471,887
JPMorgan SmartRetirement Blend 2025 Fund	1,254,512,202	56,758,635	20,287,585	36,471,050
JPMorgan SmartRetirement Blend 2030 Fund	1,417,212,463	67,696,758	22,271,523	45,425,235
JPMorgan SmartRetirement Blend 2035 Fund	1,117,814,121	54,570,864	18,714,799	35,856,065
JPMorgan SmartRetirement Blend 2040 Fund	1,072,863,797	50,369,142	18,264,619	32,104,523
JPMorgan SmartRetirement Blend 2045 Fund	774,645,694	39,306,931	13,139,928	26,167,003
JPMorgan SmartRetirement Blend 2050 Fund	634,072,233	29,234,969	10,764,474	18,470,495
JPMorgan SmartRetirement Blend 2055 Fund	349,198,252	14,419,395	6,054,918	8,364,477
JPMorgan SmartRetirement Blend 2060 Fund	76,043,459	2,346,397	1,497,381	849,016

For the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$12,825,726	$—	$12,825,726
JPMorgan SmartRetirement Blend 2020 Fund	24,911,605	1,099,095	26,010,700
JPMorgan SmartRetirement Blend 2025 Fund	30,008,749	4,980,685	34,989,434
JPMorgan SmartRetirement Blend 2030 Fund	29,843,881	6,664,460	36,508,341
JPMorgan SmartRetirement Blend 2035 Fund	22,795,401	4,794,878	27,590,279
JPMorgan SmartRetirement Blend 2040 Fund	19,503,254	4,655,416	24,158,670
JPMorgan SmartRetirement Blend 2045 Fund	14,136,243	1,838,605	15,974,848
JPMorgan SmartRetirement Blend 2050 Fund	10,837,490	1,915,207	12,752,697
JPMorgan SmartRetirement Blend 2055 Fund	5,786,916	600,848	6,387,764
JPMorgan SmartRetirement Blend 2060 Fund	1,107,193	77,021	1,184,214

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

104	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

The tax character of distributions paid during the year ended June 30, 2019 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$15,888,380	$8,472,033	$24,360,413
JPMorgan SmartRetirement Blend 2020 Fund	31,386,153	17,208,243	48,594,396
JPMorgan SmartRetirement Blend 2025 Fund	36,520,092	17,515,893	54,035,985
JPMorgan SmartRetirement Blend 2030 Fund	37,909,666	21,360,355	59,270,021
JPMorgan SmartRetirement Blend 2035 Fund	29,949,054	15,948,389	45,897,443
JPMorgan SmartRetirement Blend 2040 Fund	28,798,946	17,562,565	46,361,511
JPMorgan SmartRetirement Blend 2045 Fund	21,255,760	9,968,457	31,224,217
JPMorgan SmartRetirement Blend 2050 Fund	16,115,913	8,040,198	24,156,111
JPMorgan SmartRetirement Blend 2055 Fund	7,131,583	3,113,292	10,244,875
JPMorgan SmartRetirement Blend 2060 Fund	799,608	99,086	898,694

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2020, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$123,247	$8,094,038	$13,020,586
JPMorgan SmartRetirement Blend 2020 Fund	231,505	11,213,911	24,842,446
JPMorgan SmartRetirement Blend 2025 Fund	287,244	9,789,391	36,032,354
JPMorgan SmartRetirement Blend 2030 Fund	250,445	—	45,077,813
JPMorgan SmartRetirement Blend 2035 Fund	230,357	—	35,673,672
JPMorgan SmartRetirement Blend 2040 Fund	149,420	—	32,000,501
JPMorgan SmartRetirement Blend 2045 Fund	122,543	—	26,045,653
JPMorgan SmartRetirement Blend 2050 Fund	88,679	—	18,340,557
JPMorgan SmartRetirement Blend 2055 Fund	57,228	—	8,309,080
JPMorgan SmartRetirement Blend 2060 Fund	14,431	—	847,993

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of futures contracts, post-October capital loss deferrals, specified late year ordinary loss deferrals and straddle loss deferrals.

As of June 30, 2020, the Funds did not have any net capital loss carryforwards.

Net capital losses (gains) and specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2020, the Funds deferred to July 1, 2020 the following net capital losses (gains) and specified ordinary losses of:

	Net Capital Losses (Gains)		Specified Ordinary Losses
	Short-Term Long-Term
JPMorgan SmartRetirement Blend Income Fund	$2,883,837	$—	$174,469
JPMorgan SmartRetirement Blend 2020 Fund	5,761,852	—	333,516
JPMorgan SmartRetirement Blend 2025 Fund	7,536,483	—	587,589
JPMorgan SmartRetirement Blend 2030 Fund	12,767,666	(2,218,053)	618,444
JPMorgan SmartRetirement Blend 2035 Fund	8,387,564	1,936,335	744,075
JPMorgan SmartRetirement Blend 2040 Fund	12,920,145	3,418,885	839,736
JPMorgan SmartRetirement Blend 2045 Fund	7,730,021	6,088,540	406,438
JPMorgan SmartRetirement Blend 2050 Fund	9,671,922	3,162,637	263,593
JPMorgan SmartRetirement Blend 2055 Fund	3,694,430	1,646,061	287,579
JPMorgan SmartRetirement Blend 2060 Fund	833,818	(70,545)	47,424

During the year ended June 30, 2020, the following Funds utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-term	Long-Term
JPMorgan SmartRetirement Blend Income Fund	$636,427	$548,855
JPMorgan SmartRetirement Blend 2020 Fund	962,488	871,535

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2020 (continued)

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2020.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 2, 2020.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2020.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00%, which has increased to 1.25% pursuant to the amendment referenced below, plus the greater of the federal funds effective rate or one month London InterBank Offered Rate (“LIBOR”). The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 11, 2020, this agreement has been amended and restated for a term of 364 days, unless extended, and to include the change to the interest rate charged for borrowing from the Credit Facility to 1.25%, as noted above, and an upfront fee of 0.075% of the Credit Facility to be charged and paid by all participating funds of the Credit Facility.

The Funds did not utilize the Credit Facility during the year ended June 30, 2020.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2020, the Funds had individual shareholder and/or omnibus accounts which owned more than 10% of the respective Fund’s outstanding shares as follows:

	Number of individual shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
JPMorgan SmartRetirement Blend Income Fund	3	51.8%
JPMorgan SmartRetirement Blend 2020 Fund	3	52.9
JPMorgan SmartRetirement Blend 2025 Fund	3	55.2
JPMorgan SmartRetirement Blend 2030 Fund	2	39.4
JPMorgan SmartRetirement Blend 2035 Fund	3	53.5
JPMorgan SmartRetirement Blend 2040 Fund	2	44.4
JPMorgan SmartRetirement Blend 2045 Fund	2	45.6
JPMorgan SmartRetirement Blend 2050 Fund	1	34.5
JPMorgan SmartRetirement Blend 2055 Fund	2	45.4
JPMorgan SmartRetirement Blend 2060 Fund	1	24.5

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

106	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

As of June 30, 2020, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:

% of Net Assets
JPMorgan BetaBuilders International Equity ETF	95.8%
JPMorgan Equity Index Fund	46.1
JPMorgan BetaBuilders MSCI U.S REIT ETF	29.7
JPMorgan Emerging Markets Research Enhanced Equity Fund	18.9
JPMorgan Emerging Markets Strategic Debt Fund	15.0
JPMorgan Short Duration Core Plus Fund	14.5
JPMorgan U.S. Aggregate Bond ETF	12.9
JPMorgan Inflation Managed Bond Fund	10.3

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. The regulatory authority that oversees financial services firms and financial markets in the U.K. has announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions for purposes of determining the LIBOR rate. As a result, it is possible that commencing in 2022, LIBOR may no longer be available or no longer deemed an appropriate reference rate upon which to determine the interest rate on or impacting certain loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain investments of a Fund and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. Recently, the worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Subsequent Event

On August 11, 2020, the Board approved changes to the investment advisory fee and the expense limitation agreement for the Funds. Effective November 1, 2020, the investment advisory fee for the Funds will be reduced from 0.25% to 0.15% and the contractual expense limitation will decrease to 0.44%, 0.94%, 0.69%, 0.44%, 0.29% and 0.19% for Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively, and will be in place until at least October 31, 2021.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	107

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and Shareholders of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund and JPMorgan SmartRetirement Blend 2060 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund, JPMorgan SmartRetirement Blend 2055 Fund and JPMorgan SmartRetirement Blend 2060 Fund (ten of the funds constituting JPMorgan Trust I, hereafter collectively referred to as the “Funds”) as of June 30, 2020, the related statements of operations for the year ended June 30, 2020, the statements of changes in net assets for each of the two years in the period ended June 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2020

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

108	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chairman since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	126	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	126	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	126	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, Fiduciary Solutions, State Street Global Advisors (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	126	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	126	None

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	109

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	126	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	126	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	126	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	126	None

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (serving in various roles 1981-2006).	126	Director, Sun Life Financial (SLF) (financial services and insurance) (2007-2013).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	126	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Vice Chair, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American University in Cairo (1999-2014).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	126	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

110	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (126 funds).

*

Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	111

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (from 2014 to present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (from 1999 to 2014).

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from October 2013 to January 2016.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2010 to February 2014.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Keri E. Riemer (1976), Assistant Secretary (2019)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2019; Counsel, Seward & Kissel LLP (law firm) (2016-2019); Associate, Seward & Kissel LLP (2011-2016).

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)*	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)*	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management, Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

**	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

112	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2020, and continued to hold your shares at the end of the reporting period, June 30, 2020.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class I
Actual	$1,000.00	$989.50	$1.39	0.28%
Hypothetical	1,000.00	1,023.47	1.41	0.28
Class R2
Actual	1,000.00	987.10	3.85	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78
Class R3
Actual	1,000.00	987.80	2.62	0.53
Hypothetical	1,000.00	1,022.23	2.66	0.53
Class R4
Actual	1,000.00	990.00	1.39	0.28
Hypothetical	1,000.00	1,023.47	1.41	0.28
Class R5
Actual	1,000.00	990.30	0.64	0.13
Hypothetical	1,000.00	1,024.22	0.65	0.13
Class R6
Actual	1,000.00	990.90	0.15	0.03
Hypothetical	1,000.00	1,024.71	0.15	0.03

JPMorgan SmartRetirement Blend 2020 Fund
Class I
Actual	1,000.00	987.80	1.38	0.28
Hypothetical	1,000.00	1,023.47	1.41	0.28
Class R2
Actual	1,000.00	985.30	3.85	0.78
Hypothetical	1,000.00	1,020.98	3.92	0.78

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	113

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2020 Fund (continued)
Class R3
Actual	$1,000.00	$986.40	$2.62	0.53%
Hypothetical	1,000.00	1,022.23	2.66	0.53
Class R4
Actual	1,000.00	987.80	1.38	0.28
Hypothetical	1,000.00	1,023.47	1.41	0.28
Class R5
Actual	1,000.00	988.40	0.64	0.13
Hypothetical	1,000.00	1,024.22	0.65	0.13
Class R6
Actual	1,000.00	989.10	0.15	0.03
Hypothetical	1,000.00	1,024.71	0.15	0.03

JPMorgan SmartRetirement Blend 2025 Fund
Class I
Actual	1,000.00	971.10	1.47	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30
Class R2
Actual	1,000.00	969.10	3.92	0.80
Hypothetical	1,000.00	1,020.89	4.02	0.80
Class R3
Actual	1,000.00	970.30	2.69	0.55
Hypothetical	1,000.00	1,022.13	2.77	0.55
Class R4
Actual	1,000.00	971.60	1.47	0.30
Hypothetical	1,000.00	1,023.37	1.51	0.30
Class R5
Actual	1,000.00	971.80	0.74	0.15
Hypothetical	1,000.00	1,024.12	0.75	0.15
Class R6
Actual	1,000.00	972.90	0.25	0.05
Hypothetical	1,000.00	1,024.61	0.25	0.05

JPMorgan SmartRetirement Blend 2030 Fund
Class I
Actual	1,000.00	958.80	1.66	0.34
Hypothetical	1,000.00	1,023.17	1.71	0.34
Class R2
Actual	1,000.00	956.30	4.18	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86
Class R3
Actual	1,000.00	957.40	2.87	0.59
Hypothetical	1,000.00	1,021.93	2.97	0.59
Class R4
Actual	1,000.00	958.30	1.66	0.34
Hypothetical	1,000.00	1,023.17	1.71	0.34
Class R5
Actual	1,000.00	959.40	0.93	0.19
Hypothetical	1,000.00	1,023.92	0.96	0.19
Class R6
Actual	1,000.00	959.60	0.44	0.09
Hypothetical	1,000.00	1,024.42	0.45	0.09

114	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2035 Fund
Class I
Actual	$1,000.00	$942.20	$1.74	0.36%
Hypothetical	1,000.00	1,023.07	1.81	0.36
Class R2
Actual	1,000.00	940.10	4.15	0.86
Hypothetical	1,000.00	1,020.59	4.32	0.86
Class R3
Actual	1,000.00	941.40	2.94	0.61
Hypothetical	1,000.00	1,021.83	3.07	0.61
Class R4
Actual	1,000.00	942.70	1.74	0.36
Hypothetical	1,000.00	1,023.07	1.81	0.36
Class R5
Actual	1,000.00	943.50	1.01	0.21
Hypothetical	1,000.00	1,023.82	1.06	0.21
Class R6
Actual	1,000.00	943.60	0.53	0.11
Hypothetical	1,000.00	1,024.32	0.55	0.11

JPMorgan SmartRetirement Blend 2040 Fund
Class I
Actual	1,000.00	930.80	1.87	0.39
Hypothetical	1,000.00	1,022.92	1.96	0.39
Class R2
Actual	1,000.00	928.60	4.27	0.89
Hypothetical	1,000.00	1,020.44	4.47	0.89
Class R3
Actual	1,000.00	929.90	3.07	0.64
Hypothetical	1,000.00	1,021.68	3.22	0.64
Class R4
Actual	1,000.00	931.20	1.87	0.39
Hypothetical	1,000.00	1,022.92	1.96	0.39
Class R5
Actual	1,000.00	931.90	1.15	0.24
Hypothetical	1,000.00	1,023.67	1.21	0.24
Class R6
Actual	1,000.00	932.50	0.67	0.14
Hypothetical	1,000.00	1,024.17	0.70	0.14

JPMorgan SmartRetirement Blend 2045 Fund
Class I
Actual	1,000.00	921.60	1.96	0.41
Hypothetical	1,000.00	1,022.82	2.06	0.41
Class R2
Actual	1,000.00	919.30	4.34	0.91
Hypothetical	1,000.00	1,020.34	4.57	0.91
Class R3
Actual	1,000.00	920.40	3.15	0.66
Hypothetical	1,000.00	1,021.58	3.32	0.66
Class R4
Actual	1,000.00	921.60	1.96	0.41
Hypothetical	1,000.00	1,022.82	2.06	0.41
Class R5
Actual	1,000.00	922.40	1.24	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	115

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2045 Fund (continued)
Class R6
Actual	$1,000.00	$922.60	$0.76	0.16%
Hypothetical	1,000.00	1,024.07	0.81	0.16

JPMorgan SmartRetirement Blend 2050 Fund
Class I
Actual	1,000.00	923.00	1.96	0.41
Hypothetical	1,000.00	1,022.82	2.06	0.41
Class R2
Actual	1,000.00	920.70	4.35	0.91
Hypothetical	1,000.00	1,020.34	4.57	0.91
Class R3
Actual	1,000.00	922.50	3.15	0.66
Hypothetical	1,000.00	1,021.58	3.32	0.66
Class R4
Actual	1,000.00	923.40	1.96	0.41
Hypothetical	1,000.00	1,022.82	2.06	0.41
Class R5
Actual	1,000.00	924.00	1.24	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R6
Actual	1,000.00	924.70	0.77	0.16
Hypothetical	1,000.00	1,024.07	0.81	0.16

JPMorgan SmartRetirement Blend 2055 Fund
Class I
Actual	1,000.00	921.90	1.96	0.41
Hypothetical	1,000.00	1,022.82	2.06	0.41
Class R2
Actual	1,000.00	919.50	4.34	0.91
Hypothetical	1,000.00	1,020.34	4.57	0.91
Class R3
Actual	1,000.00	920.80	3.15	0.66
Hypothetical	1,000.00	1,021.58	3.32	0.66
Class R4
Actual	1,000.00	921.90	1.96	0.41
Hypothetical	1,000.00	1,022.82	2.06	0.41
Class R5
Actual	1,000.00	922.70	1.24	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R6
Actual	1,000.00	923.30	0.77	0.16
Hypothetical	1,000.00	1,024.07	0.81	0.16

JPMorgan SmartRetirement Blend 2060 Fund
Class I
Actual	1,000.00	922.00	2.01	0.42
Hypothetical	1,000.00	1,022.77	2.11	0.42
Class R2
Actual	1,000.00	919.00	4.39	0.92
Hypothetical	1,000.00	1,020.29	4.62	0.92
Class R3
Actual	1,000.00	920.10	3.15	0.66
Hypothetical	1,000.00	1,021.58	3.32	0.66

116	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

	Beginning Account Value January 1, 2020	Ending Account Value June 30, 2020	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2060 Fund (continued)
Class R4
Actual	$1,000.00	$921.90	$1.96	0.41%
Hypothetical	1,000.00	1,022.82	2.06	0.41
Class R5
Actual	1,000.00	922.10	1.24	0.26
Hypothetical	1,000.00	1,023.57	1.31	0.26
Class R6
Actual	1,000.00	922.60	0.76	0.16
Hypothetical	1,000.00	1,024.07	0.81	0.16

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	117

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for a Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). On February 11, 2020, the Board of Trustees reviewed the Program Administrator’s initial written report (the “Report”) concerning the operation of the Program for the period from December 1, 2018 through December 31, 2019 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying each of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule), whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for this limit; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by extended non-U.S. market closures.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

118	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2020

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2020. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2020. The information necessary to complete your income tax returns for the calendar year ending December 31, 2020 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2020:

Dividends Received Deduction
JPMorgan SmartRetirement Blend Income Fund	9.63%
JPMorgan SmartRetirement Blend 2020 Fund	10.78
JPMorgan SmartRetirement Blend 2025 Fund	16.50
JPMorgan SmartRetirement Blend 2030 Fund	21.68
JPMorgan SmartRetirement Blend 2035 Fund	26.54
JPMorgan SmartRetirement Blend 2040 Fund	31.24
JPMorgan SmartRetirement Blend 2045 Fund	34.05
JPMorgan SmartRetirement Blend 2050 Fund	33.88
JPMorgan SmartRetirement Blend 2055 Fund	34.00
JPMorgan SmartRetirement Blend 2060 Fund	33.68

Long Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2020:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Blend Income Fund	$—
JPMorgan SmartRetirement Blend 2020 Fund	1,099,095
JPMorgan SmartRetirement Blend 2025 Fund	4,980,685
JPMorgan SmartRetirement Blend 2030 Fund	6,664,460
JPMorgan SmartRetirement Blend 2035 Fund	4,794,878
JPMorgan SmartRetirement Blend 2040 Fund	4,655,416
JPMorgan SmartRetirement Blend 2045 Fund	1,838,605
JPMorgan SmartRetirement Blend 2050 Fund	1,915,207
JPMorgan SmartRetirement Blend 2055 Fund	600,848
JPMorgan SmartRetirement Blend 2060 Fund	77,021

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2020:

Qualified Dividend Income
JPMorgan SmartRetirement Blend Income Fund	$2,526,955
JPMorgan SmartRetirement Blend 2020 Fund	5,271,422
JPMorgan SmartRetirement Blend 2025 Fund	8,601,749
JPMorgan SmartRetirement Blend 2030 Fund	10,525,514
JPMorgan SmartRetirement Blend 2035 Fund	9,431,518
JPMorgan SmartRetirement Blend 2040 Fund	9,311,332
JPMorgan SmartRetirement Blend 2045 Fund	7,369,967
JPMorgan SmartRetirement Blend 2050 Fund	5,643,889
JPMorgan SmartRetirement Blend 2055 Fund	3,023,754
JPMorgan SmartRetirement Blend 2060 Fund	550,339

JUNE 30, 2020	JPMORGAN SMARTRETIREMENT BLEND FUNDS	119

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2020. All rights reserved. June 2020.	AN-SRB-620

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES 2020 – $1,217,878 2019 – $1,201,900

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES 2020 – $219,260 2019 – $219,260

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES 2020 – $480,226 2019 – $460,875

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2020 and 2019, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES 2020 – Not applicable 2019 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of                      Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2020 – 0.0% 2019 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2019 - $25.4 million 2018 - $30.9 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
August 31, 2020

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
August 31, 2020